Registration No. 033-59474

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
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FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 157
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 157
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PRINCIPAL FUNDS, INC.
(Exact name of Registrant as specified in Charter)
655 9th Street
Des Moines, IA 50392
(Address of principal executive offices)
- - - - - - -
Telephone Number (515) 235-1209
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Copy to:
BRITNEY L. SCHNATHORST	JOSHUA B. DERINGER
The Principal Financial Group	Drinker Biddle & Reath, LLP
Des Moines, Iowa 50392	One Logan Square, Ste 2000
Philadelphia, PA 19103-6996
(Name and address of agent for service)
----------
Approximate Date of Proposed Public Offering: as soon as practicable after the effectiveness date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box)
____    immediately upon filing pursuant to paragraph (b) of Rule 485
XX     on March 1, 2015 pursuant to paragraph (b) of Rule 485
____    60 days after filing pursuant to paragraph (a)(1) of Rule 485
____    on (date) pursuant to paragraph (a)(1) of Rule 485
____    75 days after filing pursuant to paragraph (a)(2) of Rule 485
____    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

____	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares.
EXPLANATORY NOTE
The Amendment is being filed as an annual update to the Registrant’s registration statement for series with an October 31 fiscal year end, as well as to add Institutional class shares to the California Municipal Fund. The Amendment includes the following:  (1) facing page; (2) Part A (prospectus for Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Shares); (3) Part B (a statement of additional information that includes each series with an October 31 fiscal year end), (4) Part C, and (5) signature pages. The Amendment is not being filed to update or amend the prospectuses or statement of additional information for series with a fiscal year end of August 31.

PRINCIPAL FUNDS, INC. (“PFI”)
Class A Shares
Class C Shares
Class J Shares
Class P Shares
Class Institutional Shares
Class R-1 Shares
Class R-2 Shares
Class R-3 Shares
Class R-4 Shares
Class R-5 Shares
Class R-6 Shares
The date of this Prospectus is March 1, 2015.

The ticker symbols for series and share classes are on the next page.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Ticker Symbols by Share Class
Fund	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Bond & Mortgage Securities	PRBDX	PBMCX	PBMJX		PMSIX	PBOMX	PBMNX	PBMMX	PBMSX	PBMPX
California Municipal	SRCMX	SRCCX			PCMFX
Diversified International	PRWLX	PDNCX	PIIJX	PDIPX	PIIIX	PDVIX	PINNX	PINRX	PINLX	PINPX
Equity Income	PQIAX	PEUCX		PEQPX	PEIIX	PIEMX	PEINX	PEIOX	PEIPX	PEIQX
Global Diversified Income	PGBAX	PGDCX		PGDPX	PGDIX
Global Real Estate Securities	POSAX	POSCX		POSPX	POSIX						PGRSX
Government & High Quality Bond	CMPGX	CCUGX	PMRJX	PGSPX	PMRIX	PMGRX	PFMRX	PRCMX	PMRDX	PMREX
High Yield	CPHYX	CCHIX		PYHPX	PHYTX
High Yield I	PYHAX				PYHIX
Income	CMPIX	CNMCX	PIOJX	PIMPX	PIOIX	PIOMX	PIONX	PIOOX	PIOPX	PIOQX	PICNX
Inflation Protection	PITAX	PPOCX	PIPJX		PIPIX	PISPX	PBSAX	PIFPX	PIFSX	PBPPX
International Emerging Markets	PRIAX	PMKCX	PIEJX	PIEPX	PIEIX	PIXEX	PEASX	PEAPX	PESSX	PEPSX
International I	PFAFX			PTRPX	PINIX	PPISX	PSPPX	PRPPX	PUPPX	PTPPX
LargeCap Blend II			PLBJX		PLBIX	PLBSX	PPZNX	PPZMX	PPZSX	PPZPX
LargeCap Growth	PRGWX	PLGCX	PGLJX	PGLPX	PGLIX	PLSGX	PCPPX	PLGPX	PEPPX	PDPPX
LargeCap Growth I	PLGAX		PLGJX	PVCPX	PLGIX	PCRSX	PPUNX	PPUMX	PPUSX	PPUPX	PLCGX
LargeCap Growth II			PPLJX		PPIIX	PDASX	PPTNX	PPTMX	PPTSX	PPTPX
LargeCap S&P 500 Index	PLSAX	PLICX	PSPJX		PLFIX	PLPIX	PLFNX	PLFMX	PLFSX	PLFPX
LargeCap Value	PCACX	PLUCX	PVLJX	PVFPX	PVLIX	PLSVX	PLVNX	PLVMX	PLVSX	PLVPX
LargeCap Value III			PLVJX		PLVIX	PESAX	PPSNX	PPSFX	PPSSX	PPSRX
MidCap	PEMGX	PMBCX	PMBJX	PMCPX	PCBIX	PMSBX	PMBNX	PMBMX	PMBSX	PMBPX
MidCap Growth			PMGJX		PGWIX	PMSGX	PGPPX	PFPPX	PIPPX	PHPPX
MidCap Growth III			PPQJX		PPIMX	PHASX	PPQNX	PPQMX	PPQSX	PPQPX
MidCap S&P 400 Index			PMFJX		MPSIX	PMSSX	PMFNX	PMFMX	PMFSX	PMFPX
MidCap Value I			PVEJX		PVMIX	PLASX	PABUX	PMPRX	PABWX	PABVX
MidCap Value III	PVCAX		PMCJX	PMVPX	PVUIX	PMSVX	PKPPX	PJPPX	PMPPX	PLPPX	PCMIX
Money Market	PCSXX	PPCXX	PMJXX		PVMXX
Overseas					PINZX	PINQX	PINSX	PINTX	PINUX	PINGX
Principal Capital Appreciation	CMNWX	CMNCX		PCFPX	PWCIX	PCAMX	PCANX	PCAOX	PCAPX	PCAQX
Principal LifeTime Strategic Income	PALTX		PLSJX		PLSIX	PLAIX	PLSNX	PLSMX	PLSSX	PLSPX
Principal LifeTime 2010	PENAX		PTAJX		PTTIX	PVASX	PTANX	PTAMX	PTASX	PTAPX
Principal LifeTime 2015					LTINX	LTSGX	LTASX	LTAPX	LTSLX	LTPFX
Principal LifeTime 2020	PTBAX		PLFJX		PLWIX	PWASX	PTBNX	PTBMX	PTBSX	PTBPX
Principal LifeTime 2025					LTSTX	LTSNX	LTADX	LTVPX	LTEEX	LTPDX
Principal LifeTime 2030	PTCAX		PLTJX		PMTIX	PXASX	PTCNX	PTCMX	PTCSX	PTCPX
Principal LifeTime 2035					LTIUX	LTANX	LTVIX	LTAOX	LTSEX	LTPEX
Principal LifeTime 2040	PTDAX		PTDJX		PTDIX	PYASX	PTDNX	PTDMX	PTDSX	PTDPX
Principal LifeTime 2045					LTRIX	LTRGX	LTRSX	LTRVX	LTRLX	LTRDX
Principal LifeTime 2050	PPEAX		PFLJX		PPLIX	PZASX	PTENX	PTERX	PTESX	PTEFX
Principal LifeTime 2055					LTFIX	LTFGX	LTFSX	LTFDX	LTFLX	LTFPX
Principal LifeTime 2060			PLTAX		PLTZX	PLTRX	PLTBX	PLTCX	PLTMX	PLTOX
Principal LifeTime Hybrid Income					PHTFX			PHTEX		PHTDX
Principal LifeTime Hybrid 2015					PHTMX			PHTCX		PHTRX
Principal LifeTime Hybrid 2020					PHTTX			PHWIX		PHTIX
Principal LifeTime Hybrid 2025					PHTQX			PHTPX		PHTOX
Principal LifeTime Hybrid 2030					PHTNX			PHTLX		PHTKX
Principal LifeTime Hybrid 2035					PHTJX			PHTHX		PHTGX
Principal LifeTime Hybrid 2040					PLTQX			PLTGX		PHTZX
Principal LifeTime Hybrid 2045					PHTYX			PHTWX		PHTVX
Principal LifeTime Hybrid 2050					PHTUX			PHTSX		PLRJX
Principal LifeTime Hybrid 2055					PLTNX			PLTLX		PLTKX
Principal LifeTime Hybrid 2060					PLTHX			PLTEX		PLTDX
Real Estate Securities	PRRAX	PRCEX	PREJX	PIRPX	PIREX	PRAEX	PRENX	PRERX	PRETX	PREPX
SAM Balanced	SABPX	SCBPX	PSAJX		PSBIX	PSBGX	PSBVX	PBAPX	PSBLX	PSBFX
SAM Conservative Balanced	SAIPX	SCIPX	PCBJX		PCCIX	PCSSX	PCNSX	PCBPX	PCBLX	PCBFX
SAM Conservative Growth	SAGPX	SCGPX	PCGJX		PCWIX	PCGGX	PCGVX	PCGPX	PCWSX	PCWPX
SAM Flexible Income	SAUPX	SCUPX	PFIJX		PIFIX	PFIGX	PFIVX	PFIPX	PFILX	PFIFX
SAM Strategic Growth	SACAX	SWHCX	PSWJX		PSWIX	PSGGX	PSGVX	PSGPX	PSGLX	PSGFX
Short-Term Income	SRHQX	STCCX	PSJIX	PSTPX	PSHIX	PSIMX	PSINX	PSIOX	PSIPX	PSIQX
SmallCap Blend	PLLAX	PSMCX	PSBJX	PSFPX	PSLIX	PSABX	PSBNX	PSBMX	PSBSX	PSBPX
SmallCap Growth I			PSIJX		PGRTX	PNASX	PPNNX	PPNMX	PPNSX	PPNPX	PCSMX
SmallCap S&P 600 Index			PSSJX		PSSIX	PSAPX	PSSNX	PSSMX	PSSSX	PSSPX
SmallCap Value II	PSVAX		PSMJX	PSCPX	PPVIX	PCPTX	PKARX	PJARX	PSTWX	PLARX	PSMVX
Tax-Exempt Bond	PTEAX	PTBCX

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BOND & MORTGAGE SECURITIES FUND

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.25%	0.54%	0.17%	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.02%	2.06%	0.94%	0.53%	1.41%	1.28%	1.10%	0.91%	0.79%
Fee Waiver and Expense Reimbursement (2)(3)	(0.13)%	(0.30)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.89%	1.76%	0.93%	0.53%	1.41%	1.28%	1.10%	0.91%	0.79%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.88% for Class A and 1.75% for Class C shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$462	$673	$903	$1,563
Class C	279	612	1,076	2,362
Class J	195	298	519	1,154
Institutional Class	54	170	296	665
Class R-1	144	446	771	1,691
Class R-2	130	406	702	1,545
Class R-3	112	350	606	1,340
Class R-4	93	290	504	1,120
Class R-5	81	252	439	978
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$179	$612	$1,076	$2,362
Class J	95	298	519	1,154
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 204.5% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in intermediate maturity fixed-income securities rated BBB- or higher by Standard & Poor's Rating Service ("S&P") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") at the time of each purchase. The fixed-income securities in which the Fund invests include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including collateralized mortgage obligations); asset-backed securities or mortgage-backed securities representing an interest in a pool of mortgage loans or other assets; corporate bonds; and securities issued or guaranteed by foreign governments payable in U.S. dollars. The Fund also invests in foreign securities, and up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Barclays U.S. Aggregate Bond Index, which as of December 31, 2014 was 5.55 years .
The Fund actively trades portfolio securities and enters into dollar roll transactions which may involve leverage. The Fund utilizes derivative strategies for hedging or managing fixed income exposure. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in Treasury futures or interest rate swaps to manage the fixed-income exposure (including for hedging purposes) and credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers. The Fund uses forwards to manage its foreign currency exposure.

During the fiscal year ended October 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

50.40% in securities rated Aaa	19.98% in securities rated Baa	1.53% in securities rated Caa	0.00% in securities rated D
3.74% in securities rated Aa	6.87% in securities rated Ba	0.00% in securities rated Ca	1.19% in securities not rated
11.15% in securities rated A	5.13% in securities rated B	0.01% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset resulting in a risk of loss to the fund.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005) and Class C shares (January 16, 2007), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Class R-3 shares, adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares, which were first sold on December 6, 2000.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	9.08%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(6.25)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.73%	4.61%	3.39%
Class A Return After Taxes on Distributions	(0.33)%	3.51%	2.05%
Class A Return After Taxes on Distribution and Sale of Fund Shares	0.41%	3.13%	2.08%
Class C Return Before Taxes	2.78%	4.56%	2.94%
Class J Return Before Taxes	3.72%	5.37%	3.64%
Institutional Class Return Before Taxes	5.07%	5.82%	4.19%
Class R-1 Return Before Taxes	4.16%	4.90%	3.29%
Class R-2 Return Before Taxes	4.24%	5.05%	3.42%
Class R-3 Return Before Taxes	4.51%	5.24%	3.60%
Class R-4 Return Before Taxes	4.71%	5.44%	3.80%
Class R-5 Return Before Taxes	4.83%	5.56%	3.93%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC
•    William C. Armstrong (since 2000), Portfolio Manager
•    Timothy R. Warrick (since 2000), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

CALIFORNIA MUNICIPAL FUND

Objective:	The Fund seeks to provide as high a level of current income that is exempt from federal and state personal income tax as is consistent with prudent investment management and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	Institutional
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses
Interest Expense	0.04%	0.04%	0.04%
Remainder of Other Expenses(1)	0.07%	0.30%	0.11%
Total Annual Fund Operating Expenses	0.81%	1.79%	0.60%
Expense Reimbursement(2)	N/A	N/A	—%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.81%	1.79%	0.60%
(1) Based on estimated amounts for the current fiscal year. (Institutional Class)

(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.60% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$455	$624	$808	$1,339
Class C	282	563	970	2,105
Institutional Class	61	192

With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$182	$563	$970	$2,105
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in California municipal obligations (securities issued by or on behalf of state or local governments and other public authorities) at the time of each purchase. Generally, these municipal obligations pay interest that is exempt from State personal income tax and federal income tax. These obligations may include bonds that generate interest payments that are subject to the alternative minimum tax. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±50% of the duration of the Barclays California Municipal Bond Index, which as of December 31, 2014 was 4.71 years . The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). The Fund also invests in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations and may involve leverage.
During the fiscal year ended October 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

4.31% in securities rated Aaa	8.43% in securities rated Baa	0.26% in securities rated Caa	0.00% in securities rated D
50.27% in securities rated Aa	5.75% in securities rated Ba	0.00% in securities rated Ca	7.25% in securities not rated
21.35% in securities rated A	2.38% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Geographic Concentration Risk. A fund that invests significant portions of its assets in particular geographic areas (a particular state, such as California or Illinois, or a particular country or region) has greater exposure than other funds to economic conditions and developments in those areas.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Inverse Floating Rate Investments. Inverse floating rate investments are extremely sensitive to changes in interest rates and in some cases their market value may be extremely volatile.

Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Municipal Securities Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected and payment obligations may not be made or made on time.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A and C shares - www.principalfunds.com.

•	For Institutional Class shares - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Institutional Class shares (March 1, 2015), performance shown in the table for Institutional Class is based on the performance of the Fund's Class A shares adjusted to reflect the fees and expenses of the Institutional Class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares. The predecessor fund's Class A shares commenced operations on July 25, 1989.
Total Returns as of December 31 (Class A shares)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	11.85%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(10.08)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	9.59%	5.73%	3.61%
Class A Return After Taxes on Distributions	9.59%	5.73%	3.58%
Class A Return After Taxes on Distribution and Sale of Fund Shares	7.16%	5.44%	3.73%
Class C Return Before Taxes	11.79%	5.53%	3.09%
Institutional Class Return Before Taxes	13.91%	6.54%	4.01%
Barclays California Municipal Index (reflects no deduction for fees, expenses, or taxes)	9.96%	6.20%	5.04%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	James Noble (since 2013), Portfolio Manager

•	James Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
While the Fund intends to distribute income that is exempt from regular federal and California income taxes, a portion of the Fund’s distributions may be subject to California or federal income taxes or to the federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

DIVERSIFIED INTERNATIONAL FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.25%	0.39%	0.19%	0.74%	0.02%	0.55%	0.47%	0.34%	0.30%	0.28%
Total Annual Fund Operating Expenses	1.33%	2.22%	1.27%	1.57%	0.85%	1.73%	1.60%	1.42%	1.23%	1.11%
Fee Waiver and Expense Reimbursement(2) (3)	N/A	(0.14)%	(0.01)%	(0.54)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.33%	2.08%	1.26%	1.03%	0.85%	1.73%	1.60%	1.42%	1.23%	1.11%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.08% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$678	$948	$1,239	$2,063
Class C	311	678	1,175	2,542
Class J	228	402	696	1,533
Class P	105	434	795	1,814
Institutional Class	87	271	471	1,049
Class R-1	176	545	939	2,041
Class R-2	163	505	871	1,900
Class R-3	145	449	776	1,702
Class R-4	125	390	676	1,489
Class R-5	113	353	612	1,352
With respect to Class C, and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$211	$678	$1,175	$2,542
Class J	128	402	696	1,533
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67.0% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in foreign equity securities. The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Fund typically invests in foreign securities of at least 30 countries. Primary consideration is given to securities of corporations of developed areas, such as Japan, Western Europe, Canada, Australia, and New Zealand; however, the Fund also invests in emerging market securities. The Fund invests in equity securities of small, medium, and large market capitalization companies.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), Class C shares (January 16, 2007) and Class P shares (September 27, 2010), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Class R-3 shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares, which were first sold on December 6, 2000.
During 2010, the R-5 Class experienced a significant one-time gain approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such a gain had not been recognized, the total return amounts expressed herein would have been lower.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	21.03%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	(24.17)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years		10 Years
Class A Return Before Taxes	(8.74)%	4.74%		4.41%
Class A Return After Taxes on Distributions	(8.77)%	4.71%		3.92%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(4.55)%	3.93%		3.87%
Class C Return Before Taxes	(5.13)%	5.24%		4.32%
Class J Return Before Taxes	(4.33)%	5.99%		4.98%
Class P Return Before Taxes	(3.22)%	6.24%		5.14%
Institutional Class Return Before Taxes	(3.02)%	6.51%		5.55%
Class R-1 Return Before Taxes	(3.79)%	5.58%		4.66%
Class R-2 Return Before Taxes	(3.65)%	5.71%		4.80%
Class R-3 Return Before Taxes	(3.55)%	5.90%		4.97%
Class R-4 Return Before Taxes	(3.30)%	6.12%		5.14%
Class R-5 Return Before Taxes	(3.18)%	6.44%	(2)	5.39%	(2)
MSCI ACWI Ex-U.S. Index (reflects no deduction for fees, expenses, or taxes)	(3.87)%	4.43%		5.13%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.

(2)
During 2010, the Class experienced a significant one-time gain of approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Paul H. Blankenhagen (since 2003), Portfolio Manager

•	Juliet Cohn (since 2004), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

EQUITY INCOME FUND

Objective:	The Fund seeks to provide current income and long-term growth of income and capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.13%	0.12%	0.11%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	0.89%	1.63%	0.62%	0.52%	1.39%	1.26%	1.08%	0.89%	0.77%
Expense Reimbursement(1)	N/A	N/A	—%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	0.89%	1.63%	0.62%	0.52%	1.39%	1.26%	1.08%	0.89%	0.77%
(1)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$636	$818	$1,016	$1,586
Class C	266	514	887	1,933
Class P	63	199	346	774
Institutional Class	53	167	291	653
Class R-1	142	440	761	1,669
Class R-2	128	400	692	1,523
Class R-3	110	343	595	1,317
Class R-4	91	284	493	1,096
Class R-5	79	246	428	954
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$166	$514	$887	$1,933
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.5% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of each purchase. The Fund usually invests in equity securities of companies with large market capitalizations. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 ® Value Index (as of December 31, 2014 , this range was between approximately $275.0 million and $397.0 billion ). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in real estate investment trusts and securities of foreign issuers.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Classes R-1, R-2, R-3, R-4, and R-5 shares (March 1, 2010) and Class P shares (September 27, 2010), performance shown in the table for these classes is based on the performance of the Fund's Class A shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of Class A shares. The predecessor fund's Class A shares commenced operations on May 31, 1939.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	13.97%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(19.82)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	6.07%	12.94%	6.94%
Class A Return After Taxes on Distributions	5.62%	12.47%	6.22%
Class A Return After Taxes on Distribution and Sale of Fund Shares	3.78%	10.38%	5.58%
Class C Return Before Taxes	10.43%	13.40%	6.75%
Class P Return Before Taxes	12.56%	14.50%	7.67%
Institutional Class Return Before Taxes	12.66%	14.71%	7.98%
Class R-1 Return Before Taxes	11.68%	13.72%	7.05%
Class R-2 Return Before Taxes	11.83%	13.87%	7.19%
Class R-3 Return Before Taxes	12.04%	14.07%	7.38%
Class R-4 Return Before Taxes	12.23%	14.29%	7.57%
Class R-5 Return Before Taxes	12.39%	14.43%	7.64%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2010), Head of Equities, Portfolio Manager

•	David W. Simpson (since 2008), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

GLOBAL DIVERSIFIED INCOME FUND

Objective:	The Fund seeks income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information .
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.
Management Fees	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A
Other Expenses:
Dividend and Interest Expense on Short Sales	0.09%	0.09%	0.09%	0.09%
Remainder of Other Expenses	0.11%	0.11%	0.10%	0.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.18%	1.93%	0.92%	0.87%
Expense Reimbursement(1)	N/A	N/A	—%	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	1.18%	1.93%	0.92%	0.87%
(1)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$491	$736	$1,000	$1,753
Class C	296	606	1,042	2,254
Class P	94	293	509	1,131
Institutional Class	89	278	482	1,073

With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$196	$606	$1,042	$2,254
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83.4% of the average value of its portfolio.
Principal Investment Strategies
The Fund generally invests a majority of its assets in fixed income securities, such as high yield bonds (also known as "junk" bonds), preferred securities, commercial mortgage-backed securities, and emerging market debt securities, in an effort to provide incremental yields over a portfolio of government securities. In addition, the Fund invests in equity securities to provide incremental dividend yields and diversify fixed-income related risks in the Fund. The Fund generally invests a portion of its assets in equity securities of global companies principally engaged in the real estate industry, equity securities of global infrastructure companies, value equities of global companies, and master limited partnerships (“MLPs”) and other entities in the energy infrastructure sector. As described below, the Fund will use some derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
As a Fund that invests globally, some of the Fund's strategies involve investing in foreign securities. The Fund typically invests in foreign securities of at least 10 countries and at least 30% of its assets in foreign securities.
In managing the Fund, Principal Management Corporation ("Principal"), the Fund’s investment advisor, determines the Fund's strategic asset allocation among the following general investment categories, which are executed by multiple sub-advisors: high yield, preferred securities, emerging market debt, global real estate, commercial mortgage-backed securities, MLPs, global value equity, and publicly-traded infrastructure. The Fund may add additional investment categories. The Fund seeks to provide yield by having each sub-advisor focus on those securities offering the best potential for yield, taking risk into consideration, within their respective investment categories.
The Fund also writes (or sells) call options by using equity index/exchange traded fund (“ETF”) call options on the indices represented by certain asset categories of the Fund, including global real estate, global value equity, MLPs, and publicly-traded infrastructure. Call option overwriting is an investment strategy that is used to generate income through receipt of the call option premium and reduce portfolio volatility.
A portion of the Fund's assets is invested in high yield and other income-producing securities including bank loans and corporate bonds. These include foreign securities issued in both USD and non-USD. "High yield" securities are below investment grade bonds (sometimes called "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer's ability to pay interest and to repay principal. This portion of the Fund also invests in currency forwards and currency options to hedge currency risk.
A portion of the Fund's assets is invested primarily in preferred securities of U.S. and non-U.S. companies primarily rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-Advisor. This portion of the Fund focuses primarily on the financial services, real estate investment trust "(REIT"), and utility industries.
A portion of the Fund's assets is invested in a diversified portfolio of fixed income securities issued primarily by governments, their agencies, local authorities and instrumentalities, and corporate entities domiciled in or exercising the predominant part of their economic activities in emerging markets. This portion of the Fund also invests in interest rate swaps or Treasury futures to manage fixed income exposure; credit default swaps to increase or decrease in an efficient manner exposures to certain sectors or individual issuers; total return swaps to increase or decrease in an efficient manner exposures to certain sectors; and currency forwards and currency options to hedge currency risk and express views on the direction of currency. Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging Markets Index) and any country included in any J.P. Morgan Emerging Market Bond Index. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe.
A portion of the Fund's assets is invested in equity securities of global real estate companies. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs"), REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.
A portion of the Fund’s assets is invested in commercial mortgage-backed securities, which are bonds that are secured by first mortgages on commercial real estate.
A portion of the Fund's assets is invested in MLPs and companies that are organized as corporations, limited liability companies or limited partnerships in the energy infrastructure sector. Energy infrastructure companies are engaged in the transportation, storage, processing, refining, marketing, exploration, production, or mining of any mineral or natural resource. This portion of the Fund invests primarily in the mid-stream energy infrastructure market, which is comprised mostly of the following: crude oil and refined products pipeline, storage, and terminal assets; natural gas gathering and transportation pipelines, processing, and storage facilities; propane distributors; energy commodity marine transportation (including liquefied natural gas transportation and processing); and other energy infrastructure assets. Most pipelines do not own the energy products they transport and, as a result, are not directly exposed to commodity price risk.
A portion of the Fund's assets is invested in a diversified portfolio of value equity securities of companies located or operating in the U.S. and foreign countries, including emerging markets. Investing in value equity securities, is an investment strategy that emphasizes buying equity securities that appear to be undervalued.
A portion of the Fund's assets is invested in publicly-listed infrastructure companies (domestic and foreign public utility, energy, and transportation companies). Publicly-listed infrastructure equity securities trade on an exchange and include companies involved to a significant extent in providing products, services or equipment for: transportation (including toll roads, airports, railways, and ports); the generation, transmission or distribution of electricity, gas or water (utilities); or telecommunications activities as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy.
During the fiscal year ended October 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.71% in securities rated Aaa	19.02% in securities rated Baa	14.12% in securities rated Caa	0.21% in securities rated D
1.11% in securities rated Aa	20.20% in securities rated Ba	0.13% in securities rated Ca	6.94% in securities not rated
2.70% in securities rated A	34.86% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Index/Exchange-traded Fund (“ETF”) Call Option Risk. As the writer of an equity index/exchange-traded fund (“ETF”) call option, a fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the index on which the call option has been written above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying index decline (net of premiums received). In addition, a fund bears the risk that the index/ETF on which the call option has been written behaves differently than the underlying stocks in the portfolio which would limit the ability of the call option overwriting strategy to reduce portfolio volatility.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each class of shares of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (December 15, 2008).
For periods prior to the inception date of Class P shares (September 27, 2010), performance shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class P shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on December 15, 2008.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	20.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(8.15)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Year	Life of Fund
Class A Return Before Taxes	2.22%	8.47%	13.30%
Class A Return After Taxes on Distributions	(0.16)%	6.33%	10.49%
Class A Return After Taxes on Distribution and Sale of Fund Shares	1.77%	5.87%	9.55%
Class C Return Before Taxes	4.45%	8.48%	13.17%
Class P Return Before Taxes	6.50%	9.53%	14.17%
Institutional Class Return Before Taxes	6.55%	9.61%	14.32%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	2.46%	8.98%	17.80%
Barclays Global Credit Index (reflects no deduction for fees, expenses, or taxes)	2.43%	5.27%	8.17%
Barclays Global High Yield Index (reflects no deduction for fees, expenses, or taxes)	0.01%	8.74%	17.37%
MSCI ACWI Value Index (reflects no deduction for fees, expenses, or taxes)	2.86%	8.24%	12.28%
Global Diversified Income Blended Index (reflects no deduction for fees, expenses, or taxes)	1.86%	7.31%	12.31%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Fund’s performance compares to a blend of indices with similar investment objectives. Performance of each component of the blended index is also shown. Effective December 31, 2014, the components of the Global Diversified Income Blended Index changed to the following: 40% Barclays Global Credit Index; 30% Barclays Global High Yield Index; and 30% MSCI ACWI Value Index.

Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	Jake S. Anonson (since 2014), Portfolio Manager

•	Jessica S. Bush (since 2014), Portfolio Manager

•	Marcus W. Dummer (since 2014), Portfolio Manager

•	James W. Fennessey (since 2014), Portfolio Manager

•	Kelly A. Grossman (since 2010), Portfolio Manager

•	Benjamin E. Rotenberg (since 2014), Portfolio Manager
Sub-Advisors:
Colonial First State Asset Management (Australia) Limited
DDJ Capital Management, LLC
Guggenheim Partners Investment Management, LLC
Post Advisory Group, LLC
Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Spectrum Asset Management, Inc.
Stone Harbor Investment Partners LP
Tortoise Capital Advisors, L.L.C.
W. H. Reaves & Co., Inc. (doing business as Reaves Asset Management)
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
P and Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

GLOBAL REAL ESTATE SECURITIES FUND

Objective:	The Fund seeks to generate a total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.	R-6
Management Fees	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A	N/A
Other Expenses (1)	0.20%	0.27%	0.19%	0.03%	0.08%
Total Annual Fund Operating Expenses	1.32%	2.14%	1.06%	0.90%	0.95%
Expense Reimbursement(2)	N/A	—%	—%	N/A	(0.01)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.32%	2.14%	1.06%	0.90%	0.94%
(1) Based on estimated expenses for the current fiscal year. (Class R-6)
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C and 0.94% for Class R-6 shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$677	$945	$1,234	$2,053
Class C	317	670	1,149	2,472
Class P	108	337	585	1,294
Institutional Class	92	287	498	1,108
Class R-6	96	302

With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example)

	1 year	3 years	5 years	10 years
Class C	$217	$670	$1,149	$2,472
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.3% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry at the time of each purchase. For the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITS") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry such as building supply manufacturers, mortgage lenders, and mortgage servicing companies. The Fund invests in equity securities of small, medium, and large market capitalization companies.
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.
Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT like structure at all. The Fund invests a significant percentage of its portfolio in REITs and foreign REIT-like entities.
The Fund typically invests in foreign securities of at least three countries and at least 30% of its assets in foreign securities.
The Fund concentrates its investments (invest more than 25% of its net assets) in securities in the real estate industry.
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Industry Concentration Risk (Real Estate). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional Class and Class R-6 - www.principal.com.
The bar chart shows the investment returns of the Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each class of shares of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (October 1, 2007).
For periods prior to the inception date of Class P shares (December 29, 2010) and Class R-6 shares (November 25, 2014), performance shown in the table for these classes is based on the performance of the Fund's Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on October 1, 2007.
During 2007, the Fund processed a significant (relative to Class A) "As Of" transaction that resulted in a gain to the remaining shareholders of Class A. “As-of” transaction processing occurs when a fund transaction is processed after its receipt date but “as of” the date required by SEC rule. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of Class A. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
During 2010, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	30.77%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(29.65)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years		Life of Fund
Class A Return Before Taxes	9.36%	11.36%		1.57%	(2)
Class A Return After Taxes on Distributions	8.13%	9.63%		0.12%	(2)
Class A Return After Taxes on Distribution and Sale of Fund Shares	5.46%	8.29%		0.59%	(2)
Class C Return Before Taxes	13.94%	11.82%		1.48%
Class P Return Before Taxes	16.13%	13.98%	(3)	3.19%	(3)
Institutional Class Return Before Taxes	16.27%	14.16%	(3)	3.37%	(3)
Class R-6 Return Before Taxes	16.23%	14.14%	(3)	3.34%	(3)
FTSE EPRA/NAREIT Developed Index NR (reflects no deduction for fees, expenses or taxes)	15.02%	11.25%		1.05%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses, or taxes)	15.89%	12.03%		1.79%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
(2) During 2007, the Fund processed a significant (relative to Class A) "As Of" transaction that resulted in a gain to the remaining shareholders of Class A. “As-of” transaction processing occurs when a fund transaction is processed after its receipt date but “as of” the date required by SEC rule. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of Class A. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(3) During 2010, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Effective December 31, 2014, the Fund’s primary benchmark changed from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA NAREIT Developed Index NR because the FTSE EPRA NAREIT Developed Index NR is net of tax and therefore more appropriate for investors in a taxable mutual fund.
Management
Investment Advisor:
Principal Management Corporation

Sub-Advisor and Portfolio Managers:
Principal Real Estate Investors, LLC

•	Simon Hedger (since 2007), Portfolio Manager

•	Anthony Kenkel (since 2010), Portfolio Manager

•	Kelly D. Rush (since 2007), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
P, Institutional and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

GOVERNMENT & HIGH QUALITY BOND FUND

Objective:	The Fund seeks to provide a high level of current income consistent with safety and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.14%	0.15%	0.15%	0.25%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	0.89%	1.65%	0.90%	0.75%	0.51%	1.38%	1.25%	1.07%	0.88%	0.76%
Fee Waiver and Expense Reimbursement(2) (3)	—%	(0.02)%	(0.01)%	(0.05)%	N/A	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.89%	1.63%	0.89%	0.70%	0.51%	1.29%	1.16%	0.98%	0.79%	0.67%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.88% for Class A, 1.63% for Class C, 1.29% for Class R-1, 1.16% for Class R-2, 0.98% for Class R-3, 0.79% for Class R-4, and 0.67% for Class R-5 shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$314	$502	$707	$1,296
Class C	266	518	895	1,953
Class J	191	286	497	1,107
Class P	72	234	411	925
Institutional Class	52	164	285	640
Class R-1	131	427	745	1,648
Class R-2	118	386	676	1,502
Class R-3	100	330	580	1,296
Class R-4	81	270	477	1,075
Class R-5	68	232	412	932
With respect to Class C, and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$166	$518	$895	$1,953
Class J	91	286	497	1,107
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.8% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated AAA by S&P or Aaa by Moody's, or, if unrated, in the opinion of the Sub-Advisor of comparable quality including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities at the time of each purchase. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Barclays Fixed-Rate MBS Index, which as of December 31, 2014 was 4.37 years . The Fund also invests in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P, AAA by Fitch, or Aaa by Moody's, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Classes J, R-1, R-2, R-3, R-4, and R-5 shares (December 15, 2008) and Class P shares (September 27, 2010), performance shown in the table for these classes is based on the performance of the Fund's Class A shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of Class A shares. The predecessor fund's Class A shares commenced operations on May 4, 1984.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '06	3.41%
Lowest return for a quarter during the period of the bar chart above:	Q2 '13	(2.13)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	2.42%	3.24%	3.96%
Class A Return After Taxes on Distributions	1.21%	1.96%	2.50%
Class A Return After Taxes on Distribution and Sale of Fund Shares	1.36%	1.99%	2.49%
Class C Return Before Taxes	3.01%	2.89%	3.41%
Class J Return Before Taxes	3.78%	3.57%	4.07%
Class P Return Before Taxes	4.96%	3.85%	4.26%
Institutional Class Return Before Taxes	5.17%	4.04%	4.55%
Class R-1 Return Before Taxes	4.35%	3.23%	3.76%
Class R-2 Return Before Taxes	4.39%	3.37%	3.88%
Class R-3 Return Before Taxes	4.58%	3.55%	4.07%
Class R-4 Return Before Taxes	4.87%	3.77%	4.22%
Class R-5 Return Before Taxes	4.99%	3.87%	4.30%
Barclays MBS Fixed Rate Index (reflects no deduction for fees, expenses or taxes)	6.15%	3.78%	4.78%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	John R. Friedl (since 2010), Portfolio Manager

•	Ryan P. McCann (since 2010), Portfolio Manager

•	Scott J. Peterson (since 2010), Portfolio Manager

•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

HIGH YIELD FUND

Objective:	The Fund seeks to provide a high level of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.
Management Fees	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A
Other Expenses	0.17%	0.11%	0.14%	0.08%
Total Annual Fund Operating Expenses	0.93%	1.62%	0.65%	0.59%
Expense Reimbursement(1)	N/A	N/A	—%	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	0.93%	1.62%	0.65%	0.59%
(1)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$466	$660	$870	$1,475
Class C	265	511	881	1,922
Class P	66	208	362	810
Institutional Class	60	189	329	738

With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$165	$511	$881	$1,922
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of each purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). The Fund also invests in bank loans (also known as senior floating rate interests) and securities of foreign issuers, including those located in developing or emerging countries. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays US High Yield 2% Issuer Capped Index, which as of December 31, 2014 was 4.39 years .
During the fiscal year ended October 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.00% in securities rated Aaa	5.77% in securities rated Baa	14.17% in securities rated Caa	0.06% in securities rated D
0.00% in securities rated Aa	40.58% in securities rated Ba	0.00% in securities rated Ca	3.20% in securities not rated
0.17% in securities rated A	36.05% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, each class of shares of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Class P shares (September 27, 2010), performance shown in the table for Class P shares is based on the performance of the Fund's Class A shares adjusted to reflect the fees and expenses of the Class P shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares. The predecessor fund's Class A shares commenced operations on April 8, 1998.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	18.88%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(11.89)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(1.69)%	7.40%	7.47%
Class A Return After Taxes on Distributions	(4.48)%	4.15%	4.31%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(0.81)%	4.55%	4.63%
Class C Return Before Taxes	0.32%	7.42%	7.08%
Class P Return Before Taxes	2.40%	8.54%	8.04%
Institutional Class Return Before Taxes	2.48%	8.59%	8.24%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	2.46%	8.98%	7.73%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Mark P. Denkinger (since 2009), Portfolio Manager

•	Darrin E. Smith (since 2009), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	For accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
P and Institutional	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809)(overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

HIGH YIELD FUND I

Objective:	The Fund seeks high current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.
Management Fees	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Other Expenses	0.43%	0.01%
Total Annual Fund Operating Expenses	1.31%	0.64%
Expense Reimbursement(1)	(0.26)%	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	1.05%	0.64%
(1)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.05% for Class A shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$478	$746	$1,038	$1,869
Institutional Class	65	205	357	798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.2% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of each purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). The Fund also invests in bank loans (also known as senior floating rate interests) and securities of foreign issuers. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Barclays US High Yield 2% Issuer Capped Index, which as of December 31, 2014 was 4.39 years .
During the fiscal year ended October 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.00% in securities rated Aaa	6.25% in securities rated Baa	9.74% in securities rated Caa	0.02% in securities rated D
0.00% in securities rated Aa	43.68% in securities rated Ba	0.01% in securities rated Ca	1.28% in securities not rated
0.30% in securities rated A	38.72% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class A - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each class of shares of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (March 1, 2013), performance shown in the bar chart and the table for Class A shares is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Class A shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold December 29, 2004.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	18.91%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(14.49)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(1.84)%	7.13%	6.95%
Class A Return After Taxes on Distributions	(4.14)%	4.22%	4.29%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(0.92)%	4.51%	4.39%
Institutional Class Return Before Taxes	2.31%	8.38%	7.84%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	2.46%	8.98%	7.73%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share class.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisors and Portfolio Managers:
J.P. Morgan Investment Management Inc.

•	James Gibson (since 2007), Managing Director, Head High Yield Trader and Co-Portfolio Manager

•	William J. Morgan (since 2007), Managing Director, Senior Portfolio Manager and High Yield Team Leader

•	James P. Shanahan, Jr. (since 2007), Managing Director, Portfolio Manager
Neuberger Berman Fixed Income LLC

•	Ann H. Benjamin (since 2007), Managing Director

•	William (Russ) Covode (since 2011), Managing Director

•	Daniel Doyle (since 2014), Managing Director

•	Thomas P. O’Reilly (since 2007), Managing Director
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	For accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809)(overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

INCOME FUND

Objective:	The Fund seeks to provide a high level of current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses (2)	0.12%	0.18%	0.16%	0.19%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%	0.07%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.87%	1.68%	0.91%	0.69%	0.51%	1.38%	1.25%	1.07%	0.88%	0.76%	0.57%
Fee Waiver and Expense Reimbursement(3) (4)	N/A	N/A	(0.01)%	—%	N/A	N/A	N/A	N/A	N/A	N/A	(0.01)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.87%	1.68%	0.90%	0.69%	0.51%	1.38%	1.25%	1.07%	0.88%	0.76%	0.56%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2) Based on estimated expenses for the current fiscal year. (Class R-6)
(3)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(4)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.55% for Class R-6 shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$312	$496	$696	$1,273
Class C	271	530	913	1,987
Class J	192	289	503	1,118
Class P	70	221	384	859
Institutional Class	52	164	285	640
Class R-1	140	437	755	1,657
Class R-2	127	397	686	1,511
Class R-3	109	340	590	1,306
Class R-4	90	281	488	1,084
Class R-5	78	243	422	942
Class R-6	57	181
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$171	$530	$913	$1,987
Class J	92	289	503	1,118
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.3% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Barclays U.S. Aggregate Bond Index, which as of December 31, 2014 was 5.55 years . The Fund also invests in foreign securities and real estate investment trust ("REIT") securities.
During the fiscal year ended October 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

31.44% in securities rated Aaa	34.51% in securities rated Baa	1.57% in securities rated Caa	0.00% in securities rated D
2.06% in securities rated Aa	5.08% in securities rated Ba	0.00% in securities rated Ca	1.00% in securities not rated
16.87% in securities rated A	7.47% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Class J shares (September 30, 2009), Classes R-1, R-2, R-3, R-4, and R-5 shares (March 1, 2010), Class P shares (September 27, 2010) and Class R-6 shares (November 25, 2014), performance shown in the table for these classes is based on the performance of the Fund's Class A shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares. The predecessor fund's Class A shares commence operations on December 15, 1975.
Total Returns as of December 31 (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	10.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	(4.74)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	2.61%	4.98%	5.15%
Class A Return After Taxes on Distributions	1.11%	3.28%	3.28%
Class A Return After Taxes on Distribution and Sale of Fund Shares	1.47%	3.16%	3.23%
Class C Return Before Taxes	3.10%	4.62%	4.59%
Class J Return Before Taxes	3.94%	5.32%	5.21%
Class P Return Before Taxes	5.15%	5.62%	5.47%
Institutional Class Return Before Taxes	5.33%	5.84%	5.78%
Class R-1 Return Before Taxes	4.42%	4.93%	4.88%
Class R-2 Return Before Taxes	4.55%	5.09%	5.02%
Class R-3 Return Before Taxes	4.74%	5.29%	5.22%
Class R-4 Return Before Taxes	4.94%	5.47%	5.40%
Class R-5 Return Before Taxes	5.07%	5.58%	5.45%
Class R-6 Return Before Taxes	5.00%	5.46%	5.39%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	John R. Friedl (since 2005), Portfolio Manager

•	Ryan P. McCann (since 2010), Portfolio Manager

•	Scott J. Peterson (since 2010), Portfolio Manager

•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

INFLATION PROTECTION FUND

Objective:	The Fund seeks to provide current income and real (after inflation) total returns.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.32%	0.67%	0.48%	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	0.96%	2.06%	1.12%	0.40%	1.28%	1.15%	0.97%	0.78%	0.66%
Fee Waiver and Expense Reimbursement(2)(3)	(0.06)%	(0.41)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.90%	1.65%	1.11%	0.40%	1.28%	1.15%	0.97%	0.78%	0.66%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A, 1.65% for Class C, and 1.15% for Class J shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$463	$663	$879	$1,503
Class C	268	599	1,064	2,351
Class J	213	355	616	1,362
Institutional Class	41	128	224	505
Class R-1	130	406	702	1,545
Class R-2	117	365	633	1,398
Class R-3	99	309	536	1,190
Class R-4	80	249	433	966
Class R-5	67	211	368	822
With respect to Class C and Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$168	$599	$1,064	$2,351
Class J	113	355	616	1,362
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101.6% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. The Fund also invests in foreign securities, U.S. Treasuries and agency securities. The Fund utilizes derivative strategies, specifically futures, swaps, and options for purposes of managing the risk profile of the Fund. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund actively trades portfolio securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005) and Class C shares (January 16, 2007), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Fund's Institutional Class shares, which were first sold December 29, 2004.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '11	4.35%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(10.39)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(1.21)%	2.74%	0.80%
Class A Return After Taxes on Distributions	(1.74)%	2.22%	(0.23)%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(0.68)%	1.94%	0.26%
Class C Return Before Taxes	0.86%	2.74%	0.40%
Class J Return Before Taxes	1.34%	3.35%	0.97%
Institutional Class Return Before Taxes	3.20%	4.04%	1.52%
Class R-1 Return Before Taxes	2.16%	3.14%	0.65%
Class R-2 Return Before Taxes	2.36%	3.29%	0.77%
Class R-3 Return Before Taxes	2.51%	3.47%	0.95%
Class R-4 Return Before Taxes	2.78%	3.65%	1.13%
Class R-5 Return Before Taxes	2.80%	3.77%	1.26%
Barclays U.S. Treasury TIPS Index (reflects no deduction for fees, expenses, or taxes)	3.64%	4.11%	4.37%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
BlackRock Financial Management, Inc.

•	Gargi Chaudhuri (since 2014), Director

•	Martin Hegarty (since 2010), Managing Director

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

INTERNATIONAL EMERGING MARKETS FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.34%	0.53%	0.24%	0.88%	0.06%	0.58%	0.50%	0.37%	0.33%	0.31%
Total Annual Fund Operating Expenses	1.76%	2.70%	1.66%	2.05%	1.23%	2.10%	1.97%	1.79%	1.60%	1.48%
Fee Waiver and Expense Reimbursement(2) (3)	(0.01)%	—%	(0.01)%	(0.68)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.75%	2.70%	1.65%	1.37%	1.23%	2.10%	1.97%	1.79%	1.60%	1.48%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A and 2.80% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$718	$1,073	$1,451	$2,508
Class C	373	838	1,430	3,032
Class J	268	522	901	1,964
Class P	139	566	1,030	2,316
Institutional Class	125	390	676	1,489
Class R-1	213	658	1,129	2,431
Class R-2	200	618	1,062	2,296
Class R-3	182	563	970	2,105
Class R-4	163	505	871	1,900
Class R-5	151	468	808	1,768
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$273	$838	$1,430	$3,032
Class J	168	522	901	1,964
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114.7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of each purchase. Emerging market companies are:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond Index). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe. The Fund invests in equity securities of small, medium, and large market capitalization companies. The Fund actively trades portfolio securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.

For periods prior to the inception date of Class A shares (June 28, 2005), Class C shares (January 16, 2007) and Class P shares (September 27, 2010), performance shown in the bar chart and the table for these classes is based on the performance of the Fund’s Class R-3 shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Fund's Class R-3 shares, which were first sold December 6, 2000.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	28.76%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	(29.21)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(9.52)%	(0.07)%	6.96%
Class A Return After Taxes on Distributions	(9.70)%	0.02%	6.12%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(5.11)%	0.19%	5.71%
Class C Return Before Taxes	(6.12)%	0.11%	6.63%
Class J Return Before Taxes	(5.09)%	1.16%	7.61%
Class P Return Before Taxes	(3.89)%	1.44%	7.81%
Institutional Class Return Before Taxes	(3.77)%	1.62%	8.21%
Class R-1 Return Before Taxes	(4.57)%	0.75%	7.28%
Class R-2 Return Before Taxes	(4.48)%	0.88%	7.42%
Class R-3 Return Before Taxes	(4.32)%	1.06%	7.61%
Class R-4 Return Before Taxes	(4.11)%	1.26%	7.82%
Class R-5 Return Before Taxes	(3.99)%	1.39%	7.94%
MSCI Emerging Markets NDTR D Index (reflects no deduction for fees, expenses, or taxes)	(2.19)%	1.78%	8.43%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Mihail Dobrinov (since 2007), Portfolio Manager

•	Alan Wang (since 2014), Portfolio Manager

•	Mohammed Zaidi (since 2012), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

INTERNATIONAL FUND I

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees (1)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses (2)	0.44%	0.31%	0.09%	0.58%	0.50%	0.37%	0.33%	0.31%
Total Annual Fund Operating Expenses	1.59%	1.21%	0.99%	1.83%	1.70%	1.52%	1.33%	1.21%
Expense Reimbursement(3)	(0.14)%	(0.11)%	—%	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	1.45%	1.10%	0.99%	1.83%	1.70%	1.52%	1.33%	1.21%
(1) Management Fees in the table have been restated to reflect current fees. Effective June 3, 2014, the Management Fees were reduced.
(2) Based on estimated amounts for the current fiscal year. (Classes A and P)
(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A and 1.00% for Institutional Class shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$689	$1,009
Class P	112	371
Institutional Class	101	315	$547	$1,213
Class R-1	186	576	990	2,148
Class R-2	173	536	923	2,009
Class R-3	155	480	829	1,813
Class R-4	135	421	729	1,601
Class R-5	123	384	665	1,466
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128.4% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in foreign equity securities. Usually, the Fund's investments are diversified across many different countries and regions, including countries with emerging markets. The Fund typically invests in foreign securities of at least ten countries. The Fund invests in equity securities of small, medium, and large market capitalization companies.
The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund actively trades portfolio securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Classes A and P shares (June 3, 2014), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Fund's Institutional Class shares, were first sold on December 29, 2003.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	22.51%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(22.90)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(4.21)%	4.75%	3.64%
Class A Return After Taxes on Distributions	(4.46)%	4.62%	3.14%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(1.68)%	3.97%	3.16%
Class P Return Before Taxes	1.67%	6.31%	4.60%
Institutional Class Return Before Taxes	1.75%	6.37%	4.63%
Class R-1 Return Before Taxes	0.92%	5.46%	3.72%
Class R-2 Return Before Taxes	1.00%	5.58%	3.85%
Class R-3 Return Before Taxes	1.22%	5.80%	4.04%
Class R-4 Return Before Taxes	1.39%	5.99%	4.24%
Class R-5 Return Before Taxes	1.48%	6.12%	4.37%
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	(4.90)%	5.33%	4.43%
MSCI ACWI Ex-U.S. (reflects no deduction for fees, expenses, or taxes)	(3.87)%	4.43%	5.13%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Effective June 30, 2014, the Fund’s primary benchmark changed from the MSCI EAFE Index NDTR D to the MSCI ACWI Ex-U.S. because the MSCI ACWI Ex-U.S. more closely aligns with the Fund’s investments in developed and emerging markets than the MSCI EAFE Index NDTR D.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Origin Asset Management LLP

•	John Birkhold (since 2014), Partner

•	Chris Carter (since 2014), Partner

•	Nigel Dutson (since 2014), Partner

•	Tarlock Randhawa (since 2014), Partner

•	Nerys Weir (since 2014), Investment Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	For accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP BLEND FUND II
On December 9, 2014, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the LargeCap Blend Fund II by the Principal Capital Appreciation Fund (the “Proposed Merger”). The Proposed Merger will be submitted for shareholder vote at a Special Meeting of Shareholders of LargeCap Blend Fund II tentatively scheduled for April 17, 2015. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of LargeCap Blend Fund II in February 2015. If shareholders approve, the Proposed Merger is expected to occur on or about April 24, 2015.

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.13%	0.04%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	1.13%	0.79%	1.64%	1.51%	1.33%	1.14%	1.02%
Fee Waiver(2)(3)	(0.03)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver	1.10%	0.77%	1.62%	1.49%	1.31%	1.12%	1.00%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.018% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$212	$356	$619	$1,371
Institutional Class	79	250	436	976
Class R-1	165	515	890	1,942
Class R-2	152	475	821	1,800
Class R-3	133	419	727	1,599
Class R-4	114	360	625	1,384
Class R-5	102	322	561	1,246
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$112	$356	$619	$1,371
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the S&P 500 Index (as of December 31, 2014 , this range was between approximately $2.9 billion and $647.4 billion ).
Employing a "blend" strategy, the Fund's assets are invested in equity securities with both growth and/or value characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	16.89%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(21.93)%

(1)	The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	11.04%	13.62%	7.19%
Institutional Class Return After Taxes on Distributions	7.25%	11.27%	5.63%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	8.91%	10.76%	5.69%
Class J Return Before Taxes	9.81%	13.17%	6.66%
Class R-1 Return Before Taxes	10.05%	12.64%	6.28%
Class R-2 Return Before Taxes	10.28%	12.78%	6.42%
Class R-3 Return Before Taxes	10.43%	12.99%	6.60%
Class R-4 Return Before Taxes	10.54%	13.19%	6.80%
Class R-5 Return Before Taxes	10.78%	13.36%	6.94%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

(1)	The Fund is showing after-tax returns for Institutional Class shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.

Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
ClearBridge Investments, LLC
T. Rowe Price Associates, Inc.
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	For accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP GROWTH FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.20%	0.29%	0.18%	0.22%	0.03%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	1.07%	1.91%	1.05%	0.84%	0.65%	1.50%	1.37%	1.19%	1.00%	0.88%
Fee Waiver and Expense Reimbursement(2) (3)	N/A	N/A	(0.01)%	(0.02)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.07%	1.91%	1.04%	0.82%	0.65%	1.50%	1.37%	1.19%	1.00%	0.88%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$653	$872	$1,108	$1,784
Class C	294	600	1,032	2,233
Class J	206	333	578	1,282
Class P	84	266	464	1,035
Institutional Class	66	208	362	810
Class R-1	153	474	818	1,791
Class R-2	139	434	750	1,646
Class R-3	121	378	654	1,443
Class R-4	102	318	552	1,225
Class R-5	90	281	488	1,084
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$194	$600	$1,032	$2,233
Class J	106	333	578	1,282
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 ® Growth Index (as of December 31, 2014 , this range was between approximately $275.0 million and $665.6 billion ). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), Class C shares (January 16, 2007) and Class P shares (September 27, 2010), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Class R-3 shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares, which were first sold on December 6, 2000.
During 2010, the R-3 Class experienced a significant one-time gain of approximately $0.06/shares as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total amounts expressed herein would have been lower.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q1 '12	17.04%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(25.99)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years		10 Years
Class A Return Before Taxes	4.75%	12.54%		6.77%
Class A Return After Taxes on Distributions	2.10%	11.40%		6.18%
Class A Return After Taxes on Distribution and Sale of Fund Shares	4.81%	9.97%		5.46%
Class C Return Before Taxes	8.90%	12.92%		6.49%
Class J Return Before Taxes	9.77%	13.92%		7.33%
Class P Return Before Taxes	11.00%	14.38%	(2)	7.66%	(2)
Institutional Class Return Before Taxes	11.21%	14.46%		8.02%
Class R-1 Return Before Taxes	10.33%	13.51%		7.09%
Class R-2 Return Before Taxes	10.51%	13.64%		7.21%
Class R-3 Return Before Taxes	10.68%	14.01%	(2)	7.49%	(2)
Class R-4 Return Before Taxes	10.85%	14.07%		7.61%
Class R-5 Return Before Taxes	10.97%	14.19%		7.74%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%		8.49%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
(2) During 2010, the R-3 Class experienced a significant one-time gain of approximately $0.06/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total amounts expressed herein would have been lower.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Columbus Circle Investors

•	Thomas J. Bisighini (since 2009), Managing Director/Co-Portfolio Manager

•	Anthony Rizza (since 2005), Senior Managing Director/Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP GROWTH FUND I

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees (1)	0.25%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses (2)	0.65%	0.17%	0.26%	0.03%	0.54%	0.46%	0.33%	0.29%	0.27%	0.07%
Total Annual Fund Operating Expenses	1.50%	1.02%	0.86%	0.63%	1.49%	1.36%	1.18%	0.99%	0.87%	0.67%
Fee Waiver and Expense Reimbursement (3) (4) (5)	(0.25)%	(0.03)%	(0.08)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.25%	0.99%	0.78%	0.61%	1.47%	1.34%	1.16%	0.97%	0.85%	0.65%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2) Based on estimated expenses for the current fiscal year (Class P and R-6).
(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.016% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(4)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(5)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for Class A and 0.65% for Class R-6 shares. In addition for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$670	$971	$1,297	$2,218
Class J	201	321	560	1,245
Class P	80	265
Institutional Class	62	199	349	784
Class R-1	150	469	811	1,777
Class R-2	136	428	742	1,633
Class R-3	118	372	647	1,430
Class R-4	99	313	545	1,211
Class R-5	87	275	480	1,070
Class R-6	66	212
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$101	$321	$560	$1,245
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 ® Growth Index (as of December 31, 2014 , this range was between approximately $275.0 million and $665.6 billion ). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, R-5 and R-6 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (March 1, 2013), Class P shares (June 3, 2014), and Class R-6 shares (November 25, 2014), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on December 6, 2000.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	19.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.85)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	2.02%	13.65%	7.53%
Class A Return After Taxes on Distributions	(0.35)%	12.50%	6.75%
Class A Return After Taxes on Distribution and Sale of Fund Shares	2.92%	10.94%	6.07%
Class J Return Before Taxes	7.34%	15.06%	8.07%
Class P Return Before Taxes	8.50%	15.47%	8.63%
Institutional Class Return Before Taxes	8.65%	15.65%	8.75%
Class R-1 Return Before Taxes	7.74%	14.62%	7.79%
Class R-2 Return Before Taxes	7.91%	14.80%	7.95%
Class R-3 Return Before Taxes	8.12%	14.98%	8.14%
Class R-4 Return Before Taxes	8.24%	15.19%	8.33%
Class R-5 Return Before Taxes	8.38%	15.34%	8.47%
Class R-6 Return Before Taxes	8.62%	15.61%	8.73%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Brown Advisory, LLC
T. Rowe Price Associates, Inc.
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	For accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP GROWTH FUND II

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.20%	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	1.32%	0.88%	1.76%	1.63%	1.45%	1.26%	1.14%
Fee Waiver(2)(3)	(0.05)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waiver	1.27%	0.84%	1.72%	1.59%	1.41%	1.22%	1.10%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.044% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$229	$413	$718	$1,585
Institutional Class	86	276	483	1,080
Class R-1	175	550	950	2,069
Class R-2	162	510	882	1,929
Class R-3	144	454	788	1,731
Class R-4	124	395	687	1,518
Class R-5	112	358	623	1,382

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$129	$413	$718	$1,585
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 ® Growth Index (as of December 31, 2014 , the range was between approximately $275.0 million and $665.6 billion ). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	15.82%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.90)%

(1)	The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	11.66%	13.71%	7.80%
Institutional Class Return After Taxes on Distributions	5.46%	11.52%	6.28%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	11.55%	10.97%	6.18%
Class J Return Before Taxes	10.40%	13.13%	7.13%
Class R-1 Return Before Taxes	10.78%	12.71%	6.86%
Class R-2 Return Before Taxes	10.83%	12.85%	6.98%
Class R-3 Return Before Taxes	11.07%	13.05%	7.18%
Class R-4 Return Before Taxes	11.27%	13.27%	7.39%
Class R-5 Return Before Taxes	11.40%	13.42%	7.53%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%
(1) The Fund is showing after-tax returns for Institutional Class shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.

Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
American Century Investment Management, Inc.
Sawgrass Asset Management, LLC
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP S&P 500 INDEX FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	0.25%	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees (1)	0.15%	1.00%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.19%	0.24%	0.11%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	0.49%	1.39%	0.51%	0.16%	1.03%	0.90%	0.72%	0.53%	0.41%
Fee Waiver and Expense Reimbursement(2) (3)	N/A	(0.09)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.49%	1.30%	0.50%	0.16%	1.03%	0.90%	0.72%	0.53%	0.41%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.30% for Class C shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$199	$305	$420	$757
Class C	232	430	750	1,659
Class J	151	162	284	639
Institutional Class	16	52	90	205
Class R-1	105	328	569	1,259
Class R-2	92	287	498	1,108
Class R-3	74	230	401	894
Class R-4	54	170	296	665
Class R-5	42	132	230	518
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$132	$430	$750	$1,659
Class J	51	162	284	639
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the S&P 500 Index at the time of each purchase. The Index is designed to represent U.S. equities with risk/return characteristics of the large cap universe. As of December 31, 2014 , the market capitalization range of the companies comprising the Index was between approximately $2.9 billion and $647.4 billion . The Fund employs a passive investment approach designed to attempt to track the performance of the Index. The Fund utilizes derivative strategies and exchange-traded funds ("ETFs"). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in index futures and equity ETFs on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Note:
“Standard & Poor's 500" and "S&P 500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005) and Class C shares (January 16, 2007), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Class R-3 shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares, which were first sold December 6, 2000.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	15.77%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.13)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	11.43%	14.39%	6.82%
Class A Return After Taxes on Distributions	11.02%	14.10%	6.54%
Class A Return After Taxes on Distribution and Sale of Fund Shares	6.81%	11.60%	5.52%
Class C Return Before Taxes	11.23%	13.96%	6.25%
Class J Return Before Taxes	12.10%	14.77%	6.94%
Institutional Class Return Before Taxes	13.50%	15.23%	7.48%
Class R-1 Return Before Taxes	12.50%	14.23%	6.54%
Class R-2 Return Before Taxes	12.58%	14.38%	6.70%
Class R-3 Return Before Taxes	12.82%	14.59%	6.89%
Class R-4 Return Before Taxes	13.06%	14.82%	7.09%
Class R-5 Return Before Taxes	13.23%	14.96%	7.22%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP VALUE FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses (2)	0.19%	0.46%	0.18%	0.26%	—%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	0.85%	1.87%	0.84%	0.67%	0.41%	1.29%	1.16%	0.98%	0.79%	0.67%
Fee Waiver and Expense Reimbursement(3)(4)	N/A	(0.17)%	(0.01)%	(0.06)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.85%	1.70%	0.83%	0.61%	0.41%	1.29%	1.16%	0.98%	0.79%	0.67%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2) Based on estimated amounts for the current fiscal year. (Class P)
(3)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(4)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class C shares. In addition for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$632	$806	$995	$1,541
Class C	273	568	992	2,174
Class J	185	267	465	1,036
Class P	62	207
Institutional Class	42	132	230	518
Class R-1	131	409	708	1,556
Class R-2	118	368	638	1,409
Class R-3	100	312	542	1,201
Class R-4	81	252	439	978
Class R-5	68	214	373	835
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$173	$568	$992	$2,174
Class J	85	267	465	1,036
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118.8% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 ® Value Index (which as of December 31, 2014 ranged between approximately $275.0 million and $397.0 billion ). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund actively trades portfolio securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), Class C shares (January 16, 2007) and Class P shares (June 3, 2014), performance shown in the bar chart and the table for these classes is based on the performance of the Fund’s Class R-3 shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares, which were first sold on December 6, 2000.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	15.65%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(21.93)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	4.76%	13.14%	5.67%
Class A Return After Taxes on Distributions	1.24%	11.68%	4.60%
Class A Return After Taxes on Distribution and Sale of Fund Shares	4.04%	10.22%	4.41%
Class C Return Before Taxes	8.92%	13.52%	5.48%
Class J Return Before Taxes	9.92%	14.41%	6.16%
Class P Return Before Taxes	10.96%	14.41%	6.24%
Institutional Class Return Before Taxes	11.32%	14.98%	6.82%
Class R-1 Return Before Taxes	10.40%	14.02%	5.89%
Class R-2 Return Before Taxes	10.56%	14.15%	6.04%
Class R-3 Return Before Taxes	10.71%	14.35%	6.21%
Class R-4 Return Before Taxes	10.99%	14.56%	6.42%
Class R-5 Return Before Taxes	11.01%	14.69%	6.54%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Joel Fortney (since 2014), Portfolio Manager

•	Arild Holm (since 2007), Portfolio Manager

•	Jeffrey A. Schwarte (since 2010), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP VALUE FUND III

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.16%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	1.17%	0.77%	1.64%	1.51%	1.33%	1.14%	1.02%
Fee Waiver(2)(3)	(0.02)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses after Fee Waiver	1.15%	0.76%	1.63%	1.50%	1.32%	1.13%	1.01%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.012% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$217	$369	$641	$1,418
Institutional Class	78	245	427	953
Class R-1	166	516	891	1,943
Class R-2	153	476	823	1,801
Class R-3	134	420	728	1,600
Class R-4	115	361	626	1,385
Class R-5	103	324	562	1,247

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$117	$369	$641	$1,418
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.3% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 ® Value Index (as of December 31, 2014 , the range of the index was between approximately $275.0 million and $397.0 billion ). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.

Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	15.89%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(21.54)%
(1) The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	12.40%	13.46%	5.06%
Institutional Class Return After Taxes on Distributions	11.73%	13.10%	4.52%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	7.56%	10.82%	4.11%
Class J Return Before Taxes	10.96%	12.90%	4.45%
Class R-1 Return Before Taxes	11.46%	12.46%	4.13%
Class R-2 Return Before Taxes	11.56%	12.60%	4.26%
Class R-3 Return Before Taxes	11.75%	12.80%	4.45%
Class R-4 Return Before Taxes	12.00%	13.03%	4.65%
Class R-5 Return Before Taxes	12.13%	13.15%	4.78%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%

(1)	The Fund is showing after-tax returns for Institutional Class shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Barrow, Hanley, Mewhinney & Strauss, LLC.
Westwood Management Corp.

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

MIDCAP FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.16%	0.15%	0.09%	0.12%	0.09%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	1.00%	1.74%	0.93%	0.71%	0.68%	1.47%	1.34%	1.16%	0.97%	0.85%
Fee Waiver and Expense Reimbursement(2) (3)	N/A	N/A	(0.01)%	—%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.00%	1.74%	0.92%	0.71%	0.68%	1.47%	1.34%	1.16%	0.97%	0.85%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$646	$851	$1,072	$1,707
Class C	277	548	944	2,052
Class J	194	295	514	1,142
Class P	73	227	395	883
Institutional Class	69	218	379	847
Class R-1	150	465	803	1,757
Class R-2	136	425	734	1,613
Class R-3	118	368	638	1,409
Class R-4	99	309	536	1,190
Class R-5	87	271	471	1,049
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$177	$548	$944	$2,052
Class J	94	295	514	1,142
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.3% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap ® Index (as of December 31, 2014 , this range was between approximately $275.0 million and $33.5 billion ). The Fund invests in foreign securities.
The Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), Class C shares (January 16, 2007) and Class P shares (September 27, 2010), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Class R-3 shares adjusted to reflect the fees and expenses of each respective class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares, which were first sold on December 6, 2000.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	17.51%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(23.89)%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	6.14%	17.29%	10.09%
Class A Return After Taxes on Distributions	4.91%	16.43%	9.15%
Class A Return After Taxes on Distribution and Sale of Fund Shares	4.44%	14.01%	8.20%
Class C Return Before Taxes	10.48%	17.75%	9.82%
Class J Return Before Taxes	11.44%	18.65%	10.59%
Class P Return Before Taxes	12.69%	18.94%	10.78%
Institutional Class Return Before Taxes	12.69%	19.12%	11.17%
Class R-1 Return Before Taxes	11.82%	18.14%	10.21%
Class R-2 Return Before Taxes	11.93%	18.27%	10.37%
Class R-3 Return Before Taxes	12.17%	18.49%	10.57%
Class R-4 Return Before Taxes	12.37%	18.73%	10.77%
Class R-5 Return Before Taxes	12.47%	18.87%	10.91%
Russell Midcap Index (reflects no deduction for fees, expenses, or taxes)	13.22%	17.19%	9.56%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	K. William Nolin (since 2000), Portfolio Manager

•	Tom Rozycki (since 2013), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on June 14, 2013 and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Fund will no longer be available for purchases from new investors except in limited circumstances. See the section Purchase of Fund Shares for additional information.

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

MIDCAP GROWTH FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.31%	0.13%	0.56%	0.48%	0.35%	0.31%	0.29%
Total Annual Fund Operating Expenses	1.21%	0.78%	1.56%	1.43%	1.25%	1.06%	0.94%
Fee Waiver and Expense Reimbursement(2)(3)	(0.01)%	(0.03)%	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.20%	0.75%	1.56%	1.43%	1.25%	1.06%	0.94%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.75% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$222	$383	$664	$1,465
Institutional Class	77	246	430	963
Class R-1	159	493	850	1,856
Class R-2	146	452	782	1,713
Class R-3	127	397	686	1,511
Class R-4	108	337	585	1,294
Class R-5	96	300	520	1,155

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$122	$383	$664	$1,465
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 184.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap ® Growth Index (as of December 31, 2014 , this range was between approximately $275.0 million and $33.5 billion ). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund actively trades portfolio securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.

Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ‘10	17.62%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	(25.27)%
(1) The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	12.00%	15.84%	8.82%
Institutional Class Return After Taxes on Distributions	2.73%	11.48%	6.64%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	6.69%	11.13%	6.44%
Class J Return Before Taxes	10.44%	15.20%	8.08%
Class R-1 Return Before Taxes	11.00%	14.88%	7.89%
Class R-2 Return Before Taxes	11.18%	15.02%	8.03%
Class R-3 Return Before Taxes	11.41%	15.20%	8.23%
Class R-4 Return Before Taxes	11.53%	15.44%	8.41%
Class R-5 Return Before Taxes	11.63%	15.58%	8.56%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	11.90%	16.94%	9.43%
(1) The Fund is showing after-tax returns for Institutional Class shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Columbus Circle Investors

•	Clifford G. Fox (since 2005), Senior Managing Director/Portfolio Manager

•	Michael Iacono (since 2008), Managing Director/Co-Portfolio Manager

•	Katerina Wasserman (since 2010), Managing Director/Co-Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

MIDCAP GROWTH FUND III

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.22%	—%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	1.44%	0.97%	1.85%	1.72%	1.54%	1.35%	1.23%
Fee Waiver(2)(3)	(0.03)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver	1.41%	0.95%	1.83%	1.70%	1.52%	1.33%	1.21%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.022% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$244	$452	$784	$1,721
Institutional Class	97	307	534	1,188
Class R-1	186	579	998	2,167
Class R-2	173	540	931	2,028
Class R-3	155	484	837	1,833
Class R-4	135	425	737	1,622
Class R-5	123	388	673	1,487

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$144	$452	$784	$1,721
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131.4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap ® Growth Index (as of December 31, 2014 , this range was between approximately $275.0 million and $33.5 billion ). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund invests in securities of foreign issuers and actively trades portfolio securities.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	20.43%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(28.66)%
(1) The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	7.38%	14.18%	7.99%
Institutional Class Return After Taxes on Distributions	0.62%	11.47%	6.54%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	6.79%	10.75%	6.22%
Class J Return Before Taxes	6.10%	13.57%	7.33%
Class R-1 Return Before Taxes	6.41%	13.18%	7.06%
Class R-2 Return Before Taxes	6.62%	13.33%	7.19%
Class R-3 Return Before Taxes	6.82%	13.54%	7.37%
Class R-4 Return Before Taxes	7.06%	13.77%	7.59%
Class R-5 Return Before Taxes	7.11%	13.88%	7.71%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	11.90%	16.94%	9.43%
(1) The Fund is showing after-tax returns for Institutional Class shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.

Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	For accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

MIDCAP S&P 400 INDEX FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.21%	0.05%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	0.61%	0.20%	1.04%	0.91%	0.73%	0.54%	0.42%
Fee Waiver and Expense Reimbursement(2)(3)	(0.01)%	—%	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.60%	0.20%	1.04%	0.91%	0.73%	0.54%	0.42%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.25% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$161	$194	$339	$761
Institutional Class	20	64	113	255
Class R-1	106	331	574	1,271
Class R-2	93	290	504	1,120
Class R-3	75	233	406	906
Class R-4	55	173	302	677
Class R-5	43	135	235	530

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$61	$194	$339	$761
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index at the time of each purchase. The Index is designed to represent U.S. equities with risk/return characteristics of the mid cap universe. As of December 31, 2014 , the market capitalization range of the companies comprising the Index was between approximately $924.9 million and $13.9 billion . The Fund employs a passive investment approach designed to attempt to track the performance of the Index. The Fund utilizes derivative strategies and exchange-traded funds ("ETFs"). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in index futures and equity ETFs on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Note:
“Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	19.87%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(25.73)%
(1) The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	9.51%	16.27%	9.47%
Institutional Class Return After Taxes on Distributions	7.96%	15.28%	8.53%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	6.51%	13.13%	7.67%
Class J Return Before Taxes	8.09%	15.72%	8.83%
Class R-1 Return Before Taxes	8.61%	15.29%	8.54%
Class R-2 Return Before Taxes	8.70%	15.45%	8.68%
Class R-3 Return Before Taxes	8.94%	15.65%	8.88%
Class R-4 Return Before Taxes	9.16%	15.88%	9.09%
Class R-5 Return Before Taxes	9.29%	16.02%	9.22%
S&P Midcap 400 Index (reflects no deduction for fees, expenses, or taxes)	9.77%	16.54%	9.71%

(1)	The Fund is showing after-tax returns for Institutional Class shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	For accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

MIDCAP VALUE FUND I

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.20%	0.02%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.44%	1.01%	1.87%	1.74%	1.56%	1.37%	1.25%
Fee Waiver (2)(3)	(0.07)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses after Fee Waiver	1.37%	0.95%	1.81%	1.68%	1.50%	1.31%	1.19%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.06% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$239	$447	$779	$1,717
Institutional Class	97	315	551	1,230
Class R-1	184	581	1,004	2,185
Class R-2	171	541	937	2,046
Class R-3	153	486	843	1,850
Class R-4	133	427	743	1,640
Class R-5	121	390	680	1,505

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$139	$447	$779	$1,717
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.3% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities of companies with medium market capitalizations at the time of each purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap ® Value Index (as of December 31, 2014 , the range was between approximately $275.0 million and $33.5 billion ). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in real estate investment trusts.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class J shares (March 2, 2009), performance shown in the table for Class J shares is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold December 29, 2003.
Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	22.38%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(23.74)%
(1) The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	Life of Fund
Institutional Class Return Before Taxes	13.50%	16.38%	9.37%
Institutional Class Return After Taxes on Distributions	9.12%	13.73%	7.52%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	9.57%	12.54%	7.20%
Class J Return Before Taxes	12.09%	15.79%	8.74%
Class R-1 Return Before Taxes	12.58%	15.36%	8.44%
Class R-2 Return Before Taxes	12.74%	15.53%	8.58%
Class R-3 Return Before Taxes	12.95%	15.73%	8.78%
Class R-4 Return Before Taxes	13.15%	15.96%	8.98%
Class R-5 Return Before Taxes	13.26%	16.09%	9.11%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	14.75%	17.43%	9.43%

(1)	The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Goldman Sachs Asset Management, L.P.
Los Angeles Capital Management and Equity Research, Inc.
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	For accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

MIDCAP VALUE FUND III

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees(1)	0.25%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses (2)	0.40%	0.15%	0.27%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.30%	1.05%	0.92%	0.66%	1.53%	1.40%	1.22%	1.03%	0.91%	0.73%
Fee Waiver and Expense Reimbursement(3)(4)(5)	(0.01)%	(0.02)%	(0.08)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.29%	1.03%	0.84%	0.65%	1.52%	1.39%	1.21%	1.02%	0.90%	0.70%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J were reduced.
(2) Based on estimated expenses for the current fiscal year (Classes A, P, and R-6).
(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.014% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(4)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(5)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.30% for Class A and 0.69% for Class R-6 shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$674	$938
Class J	205	332	$577	$1,280
Class P	86	284
Institutional Class	66	210	367	821
Class R-1	155	482	833	1,823
Class R-2	142	442	765	1,679
Class R-3	123	386	669	1,476
Class R-4	104	327	567	1,258
Class R-5	92	289	503	1,118
Class R-6	72	230
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$105	$332	$577	$1,280
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70.2% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap ® Value Index (as of December 31, 2014 , this range was between approximately $275.0 million and $33.5 billion ). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in real estate investment trusts.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Classes A and P shares (June 3, 2014) and Class R-6 shares (November 25, 2014), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Class R-3 shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares, which were first sold on December 6, 2000.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	19.13%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.51)%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	4.40%	15.04%	7.82%
Class A Return After Taxes on Distributions	1.86%	14.02%	6.57%
Class A Return After Taxes on Distribution and Sale of Fund Shares	3.65%	11.84%	5.97%
Class J Return Before Taxes	9.75%	16.55%	8.52%
Class P Return Before Taxes	10.76%	16.47%	8.51%
Institutional Class Return Before Taxes	11.15%	17.15%	9.39%
Class R-1 Return Before Taxes	10.16%	16.06%	8.16%
Class R-2 Return Before Taxes	10.31%	16.20%	8.29%
Class R-3 Return Before Taxes	10.53%	16.42%	8.49%
Class R-4 Return Before Taxes	10.71%	16.65%	8.69%
Class R-5 Return Before Taxes	10.92%	16.78%	8.83%
Class R-6 Return Before Taxes	10.57%	16.43%	8.50%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	14.75%	17.43%	9.43%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2010), Portfolio Manager

•	Randy L. Welch (since 2010), Portfolio Manager
Sub-Advisors:
Barrow, Hanley, Mewhinney & Strauss, LLC
Principal Global Investors, LLC

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	For accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

MONEY MARKET FUND

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.
Management Fees	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees (1)	—%	1.00%	0.25%	N/A
Other Expenses	0.15%	0.28%	0.18%	0.03%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.55%	1.68%	0.83%	0.43%
Fee Waiver and Expense Reimbursement (2) (3)	N/A	—%	(0.01)%	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.55%	1.68%	0.82%	0.43%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.79% for Class C shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$56	$176	$307	$689
Class C	271	530	913	1,987
Class J	184	264	459	1,024
Institutional Class	44	138	241	542
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$171	$530	$913	$1,987
Class J	84	264	459	1,024
Principal Investment Strategies
The Fund seeks to maintain a stable net asset value of $1.00 per share by investing its assets in a portfolio of high quality, short-term money market instruments such as those issued by banks, corporations (U.S. and non-U.S.), municipalities and the U.S. government. Such instruments include certificates of deposit, bankers acceptances, commercial paper, treasury bills, bonds, and shares of other money market funds. The Fund maintains a dollar weighted average portfolio maturity of 60 days or less. As with all mutual funds, the value of the Fund's assets may rise or fall.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and J - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for Institutional Class shares of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005) and Class C shares (January 16, 2007), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Class R-3 shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares, which were first sold on December 6, 2000 and liquidated on March 25, 2012.
Total Returns as of December 31 (Class A shares)(1)
`

Highest return for a quarter during the period of the bar chart above:	Q3 '07	1.24%
Lowest return for a quarter during the period of the bar chart above:	Q4 '14	0.00%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.00%	0.00%	1.47%
Class C Return Before Taxes	(1.00)%	0.00%	1.01%
Class J Return Before Taxes	(1.00)%	0.00%	1.28%
Institutional Class Return Before Taxes	0.00%	0.00%	1.55%
Barclays U.S. Treasury Bellwethers 3 Month Index (reflects no deduction for fees, expenses, or taxes)	0.05%	0.11%	1.59%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Tracy Reeg (since 2004), Portfolio Manager

•	Alice Robertson (since 2000), Trader and Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

OVERSEAS FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.02%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	1.09%	1.96%	1.83%	1.65%	1.46%	1.34%
Fee Waiver(1)	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Waiver	1.06%	1.93%	1.80%	1.62%	1.43%	1.31%
(1)    Principal Management Corporation has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.03% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$108	$343	$597	$1,326
Class R-1	196	612	1,054	2,282
Class R-2	183	572	987	2,145
Class R-3	165	517	894	1,952
Class R-4	146	458	794	1,743
Class R-5	133	421	731	1,610
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies at the time of each purchase. Foreign companies are:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
The Fund invests in emerging market countries. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in equity securities of small, medium, and large market capitalization companies.

Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (September 30, 2008).
For periods prior to the inception date of Classes R-1, R-2, R-3, R-4, and R-5 shares (March 1, 2012), performance shown in the table for these classes is based on the performance of the Fund's Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on September 30, 2008.

Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2' 09	22.88%
Lowest return for a quarter during the period of the bar chart above:	Q3' 11	(21.11)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Year	Life of Fund
Institutional Class Return Before Taxes	(5.41)%	5.72%	6.46%
Institutional Class Return After Taxes on Distributions	(7.02)%	4.54%	5.37%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	(1.62)%	4.71%	5.29%
Class R-1 Return Before Taxes	(6.16)%	4.81%	5.54%
Class R-2 Return Before Taxes	(6.12)%	4.94%	5.67%
Class R-3 Return Before Taxes	(5.91)%	5.12%	5.85%
Class R-4 Return Before Taxes	(5.70)%	5.34%	6.07%
Class R-5 Return Before Taxes	(5.58)%	5.46%	6.20%
MSCI EAFE Value Index (reflects no deduction for fees, expenses, or taxes)	(5.39)%	4.42%	4.75%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Barrow, Hanley, Mewhinney & Strauss, LLC
Causeway Capital Management LLC
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL CAPITAL APPRECIATION FUND

Objective:	The Fund seeks to provide long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.12%	0.22%	0.15%	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	0.82%	1.67%	0.60%	0.46%	1.34%	1.21%	1.03%	0.84%	0.72%
Expense Reimbursement(1)	N/A	N/A	—%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	0.82%	1.67%	0.60%	0.46%	1.34%	1.21%	1.03%	0.84%	0.72%
(1)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$629	$797	$980	$1,508
Class C	270	526	907	1,976
Class P	61	192	335	750
Institutional Class	47	148	258	579
Class R-1	136	425	734	1,613
Class R-2	123	384	665	1,466
Class R-3	105	328	569	1,259
Class R-4	86	268	466	1,037
Class R-5	74	230	401	894
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$170	$526	$907	$1,976
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.3% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies.
The Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Classes R-1, R-2, R-3, R-4, and R-5 Class shares (March 1, 2010) and Class P shares (September 27, 2010), performance shown in the table for these classes is based on the performance of the Fund's Class A shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares. The predecessor fund's Class A shares commenced operations on November 24, 1986.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	16.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.78)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	6.12%	12.82%	7.50%
Class A Return After Taxes on Distributions	4.93%	12.13%	6.86%
Class A Return After Taxes on Distribution and Sale of Fund Shares	4.41%	10.27%	6.08%
Class C Return Before Taxes	10.32%	13.12%	7.15%
Class P Return Before Taxes	12.55%	14.33%	8.22%
Institutional Class Return Before Taxes	12.70%	14.59%	8.55%
Class R-1 Return Before Taxes	11.72%	13.59%	7.58%
Class R-2 Return Before Taxes	11.86%	13.74%	7.72%
Class R-3 Return Before Taxes	12.07%	13.94%	7.91%
Class R-4 Return Before Taxes	12.27%	14.15%	8.11%
Class R-5 Return Before Taxes	12.42%	14.29%	8.20%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2010), Head of Equities, Portfolio Manager

•	Philip M. Foreman (since 2002), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME STRATEGIC INCOME FUND

Objective:	The Fund seeks current income, and as a secondary objective, capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees (1)	0.25%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.21%	0.10%	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Acquired Fund Fees and Expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.09%	0.98%	0.64%	1.52%	1.39%	1.21%	1.02%	0.90%
Fee Waiver and Expense Reimbursement(2) (3)	(0.08)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.01%	0.97%	0.64%	1.52%	1.39%	1.21%	1.02%	0.90%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.41% for Class A shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$474	$700	$945	$1,646
Class J	199	311	541	1,200
Institutional Class	65	205	357	798
Class R-1	155	480	829	1,813
Class R-2	142	440	761	1,669
Class R-3	123	384	665	1,466
Class R-4	104	325	563	1,248
Class R-5	92	287	498	1,108
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$99	$311	$541	$1,200
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 26.8% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Fund's asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65. The Fund is a fund of funds that invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, mortgage-backed securities, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.

PRINCIPAL LIFETIME FUNDS
TARGET ALLOCATIONS OVER TIME*
Fixed Income 48%
Real Assets/Other** 8.5%
U.S. Equity 30%
Non-U.S. Equity 13.5%
73% Fixed Income
7% Real Assets/Other**
14% U.S. Equity
6% Non-U.S. Equity
% OF TOTAL ASSETS
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
TARGET DATE
(Assumed Retirement)
50 45 40 35 30 25 20 15 10 5 0 5 10 15 20
YEARS TO RETIREMENT
YEARS AFTER RETIREMENT
FIXED INCOME
REAL ASSETS/OTHER**
U.S EQUITY
NON-U.S. EQUITY

*As of March 31, 2015

**Shareholders receive exposure to real assets and alternative investment strategies through certain underlying funds.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), performance shown in the bar chart and the table for this class is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class A shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on March 1, 2001.
Total Returns as of December 31 (Class A shares)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	9.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(11.34)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.25%	5.59%	3.12%
Class A Return After Taxes on Distributions	(0.42)%	4.78%	2.06%
Class A Return After Taxes on Distribution and Sale of Fund Shares	0.22%	4.06%	2.05%
Class J Return Before Taxes	3.19%	6.40%	3.50%
Institutional Class Return Before Taxes	4.59%	6.80%	3.99%
Class R-1 Return Before Taxes	3.66%	5.88%	3.08%
Class R-2 Return Before Taxes	3.77%	6.02%	3.22%
Class R-3 Return Before Taxes	3.98%	6.20%	3.40%
Class R-4 Return Before Taxes	4.10%	6.38%	3.60%
Class R-5 Return Before Taxes	4.25%	6.52%	3.73%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)	4.86%	6.33%	4.63%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2010 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees (1)	0.25%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.18%	0.06%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.11%	0.99%	0.69%	1.56%	1.43%	1.25%	1.06%	0.94%
Fee Waiver and Expense Reimbursement(2) (3)	(0.05)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.06%	0.98%	0.69%	1.56%	1.43%	1.25%	1.06%	0.94%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.41% for Class A shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$479	$709	$958	$1,671
Class J	200	314	546	1,212
Institutional Class	70	221	384	859
Class R-1	159	493	850	1,856
Class R-2	146	452	782	1,713
Class R-3	127	397	686	1,511
Class R-4	108	337	585	1,294
Class R-5	96	300	520	1,155
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$100	$314	$546	$1,212
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 24.1% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, mortgage-backed and asset-backed securities, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.
Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), performance shown in the bar chart and the table for Class A shares is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class A shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on March 1, 2001.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	13.95%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(16.36)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.62%	7.26%	3.95%
Class A Return After Taxes on Distributions	(0.03)%	6.59%	3.08%
Class A Return After Taxes on Distribution and Sale of Fund Shares	0.48%	5.47%	2.83%
Class J Return Before Taxes	3.58%	8.11%	4.38%
Institutional Class Return Before Taxes	4.94%	8.49%	4.84%
Class R-1 Return Before Taxes	3.97%	7.53%	3.91%
Class R-2 Return Before Taxes	4.10%	7.66%	4.05%
Class R-3 Return Before Taxes	4.27%	7.87%	4.23%
Class R-4 Return Before Taxes	4.49%	8.08%	4.44%
Class R-5 Return Before Taxes	4.61%	8.19%	4.56%
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)	5.07%	7.28%	5.10%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2015 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	0.70%	1.57%	1.44%	1.26%	1.07%	0.95%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$72	$224	$390	$871
Class R-1	160	496	855	1,867
Class R-2	147	456	787	1,724
Class R-3	128	400	692	1,523
Class R-4	109	340	590	1,306
Class R-5	97	303	525	1,166
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 24.6% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund.

Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, mortgage-backed and asset-backed securities, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (February 29, 2008).

Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	14.34%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(10.77)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Year	Life of Fund
Institutional Class Return Before Taxes	5.08%	9.07%	5.19%
Institutional Class Return After Taxes on Distributions	3.32%	7.70%	4.02%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	3.66%	6.87%	3.78%
Class R-1 Return Before Taxes	4.12%	8.11%	4.20%
Class R-2 Return Before Taxes	4.35%	8.25%	4.35%
Class R-3 Return Before Taxes	4.50%	8.46%	4.52%
Class R-4 Return Before Taxes	4.64%	8.66%	4.72%
Class R-5 Return Before Taxes	4.78%	8.80%	4.85%
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)	5.49%	8.19%	5.41%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2008), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2008), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2020 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees(1)	0.25%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.15%	0.06%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.12%	1.03%	0.73%	1.60%	1.47%	1.29%	1.10%	0.98%
Fee Waiver and Expense Reimbursement(2) (3)	(0.02)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.10%	1.02%	0.73%	1.60%	1.47%	1.29%	1.10%	0.98%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.41% for Class A shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$656	$884	$1,131	$1,836
Class J	204	327	567	1,258
Institutional Class	75	233	406	906
Class R-1	163	505	871	1,900
Class R-2	150	465	803	1,757
Class R-3	131	409	708	1,556
Class R-4	112	350	606	1,340
Class R-5	100	312	542	1,201
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$104	$327	$567	$1,258
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 18.6% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.

The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.
Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), performance shown in the bar chart and the table for this class is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class A shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on March 1, 2001.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	15.99%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(18.46)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(0.57)%	8.14%	4.62%
Class A Return After Taxes on Distributions	(2.15)%	7.28%	3.72%
Class A Return After Taxes on Distribution and Sale of Fund Shares	0.50%	6.21%	3.42%
Class J Return Before Taxes	4.27%	9.40%	5.26%
Institutional Class Return Before Taxes	5.61%	9.78%	5.72%
Class R-1 Return Before Taxes	4.65%	8.82%	4.79%
Class R-2 Return Before Taxes	4.76%	8.96%	4.92%
Class R-3 Return Before Taxes	4.99%	9.15%	5.12%
Class R-4 Return Before Taxes	5.22%	9.38%	5.32%
Class R-5 Return Before Taxes	5.23%	9.50%	5.44%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)	5.67%	8.95%	5.75%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation
•James W. Fennessey (since 2007), Portfolio Manager
•    Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2025 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	0.75%	1.62%	1.49%	1.31%	1.12%	1.00%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$77	$240	$417	$930
Class R-1	165	511	881	1,922
Class R-2	152	471	813	1,779
Class R-3	133	415	718	1,579
Class R-4	114	356	617	1,363
Class R-5	102	318	552	1,225
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 15.8% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund.

Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (February 29, 2008).

Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	15.65%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(13.65)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Year	Life of Fund
Institutional Class Return Before Taxes	5.87%	10.14%	5.56%
Institutional Class Return After Taxes on Distributions	3.99%	8.86%	4.49%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	4.20%	7.79%	4.13%
Class R-1 Return Before Taxes	4.93%	9.18%	4.64%
Class R-2 Return Before Taxes	5.06%	9.31%	4.77%
Class R-3 Return Before Taxes	5.22%	9.53%	4.94%
Class R-4 Return Before Taxes	5.44%	9.73%	5.16%
Class R-5 Return Before Taxes	5.54%	9.87%	5.28%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	5.56%	9.55%	5.91%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2008), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2008), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2030 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees(1)	0.25%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.16%	0.07%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
Total Annual Fund Operating Expenses	1.17%	1.08%	0.77%	1.64%	1.51%	1.33%	1.14%	1.02%
Fee Waiver and Expense Reimbursement(2) (3)	(0.03)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.14%	1.07%	0.77%	1.64%	1.51%	1.33%	1.14%	1.02%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.41% for Class A shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$660	$898	$1,155	$1,889
Class J	209	342	594	1,316
Institutional Class	79	246	428	954
Class R-1	167	517	892	1,944
Class R-2	154	477	824	1,802
Class R-3	135	421	729	1,601
Class R-4	116	362	628	1,386
Class R-5	104	325	563	1,248
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$109	$342	$594	$1,316
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 15.3% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.

The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.
Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), performance shown in the bar chart and the table for this class is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class A shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on March 1, 2001.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	16.94%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(20.15)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(0.26)%	8.88%	4.93%
Class A Return After Taxes on Distributions	(2.18)%	7.94%	4.02%
Class A Return After Taxes on Distribution and Sale of Fund Shares	0.58%	6.76%	3.67%
Class J Return Before Taxes	4.62%	10.14%	5.56%
Institutional Class Return Before Taxes	5.90%	10.53%	6.05%
Class R-1 Return Before Taxes	5.06%	9.58%	5.13%
Class R-2 Return Before Taxes	5.12%	9.72%	5.26%
Class R-3 Return Before Taxes	5.34%	9.91%	5.45%
Class R-4 Return Before Taxes	5.56%	10.12%	5.64%
Class R-5 Return Before Taxes	5.66%	10.26%	5.78%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)	5.64%	10.07%	6.08%
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2035 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses	0.78%	1.65%	1.52%	1.34%	1.15%	1.03%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$80	$249	$433	$966
Class R-1	168	520	897	1,955
Class R-2	155	480	829	1,813
Class R-3	136	425	734	1,613
Class R-4	117	365	633	1,398
Class R-5	105	328	569	1,259
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 13.4% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund.

Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (February 29, 2008).
Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	16.61%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(15.22)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Year	Life of Fund
Institutional Class Return Before Taxes	6.15%	10.90%	5.86%
Institutional Class Return After Taxes on Distributions	4.16%	9.68%	4.87%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	4.52%	8.46%	4.42%
Class R-1 Return Before Taxes	5.25%	9.94%	4.96%
Class R-2 Return Before Taxes	5.39%	10.09%	5.08%
Class R-3 Return Before Taxes	5.58%	10.28%	5.27%
Class R-4 Return Before Taxes	5.75%	10.49%	5.48%
Class R-5 Return Before Taxes	5.84%	10.60%	5.61%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	5.69%	10.50%	6.09%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2008), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2008), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2040 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees (1)	0.25%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.20%	0.11%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Total Annual Fund Operating Expenses	1.23%	1.14%	0.79%	1.66%	1.53%	1.35%	1.16%	1.04%
Fee Waiver and Expense Reimbursement(2) (3)	(0.07)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.16%	1.13%	0.79%	1.66%	1.53%	1.35%	1.16%	1.04%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.41% for Class A shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$662	$911	$1,181	$1,950
Class J	215	361	626	1,385
Institutional Class	81	252	439	978
Class R-1	169	523	902	1,965
Class R-2	156	483	834	1,824
Class R-3	137	428	739	1,624
Class R-4	118	368	638	1,409
Class R-5	106	331	574	1,271
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$115	$361	$626	$1,385
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 11.5% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.
Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), performance shown in the bar chart and the table for this class is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class A shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on March 1, 2001.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	17.31%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(21.45)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	-0.08%	9.47%	5.11%
Class A Return After Taxes on Distributions	-1.87%	8.59%	4.24%
Class A Return After Taxes on Distribution and Sale of Fund Shares	0.95%	7.35%	3.88%
Class J Return Before Taxes	4.76%	10.68%	5.68%
Institutional Class Return Before Taxes	6.11%	11.14%	6.22%
Class R-1 Return Before Taxes	5.20%	10.17%	5.29%
Class R-2 Return Before Taxes	5.34%	10.29%	5.42%
Class R-3 Return Before Taxes	5.53%	10.51%	5.61%
Class R-4 Return Before Taxes	5.75%	10.71%	5.81%
Class R-5 Return Before Taxes	5.89%	10.85%	5.94%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)	5.69%	10.81%	6.25%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2045 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses	0.80%	1.68%	1.55%	1.37%	1.18%	1.06%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$82	$255	$444	$990
Class R-1	171	530	913	1,987
Class R-2	158	490	845	1,845
Class R-3	139	434	750	1,646
Class R-4	120	375	649	1,432
Class R-5	108	337	585	1,294
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 8.7% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund.

Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (February 29, 2008).
Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	17.31%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(16.15)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Year	Life of Fund
Institutional Class Return Before Taxes	6.35%	11.33%	6.01%
Institutional Class Return After Taxes on Distributions	4.38%	10.11%	5.04%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	4.65%	8.77%	4.53%
Class R-1 Return Before Taxes	5.39%	10.36%	5.05%
Class R-2 Return Before Taxes	5.49%	10.49%	5.19%
Class R-3 Return Before Taxes	5.74%	10.70%	5.36%
Class R-4 Return Before Taxes	5.91%	10.92%	5.57%
Class R-5 Return Before Taxes	6.01%	11.05%	5.71%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	5.67%	11.04%	6.12%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2008), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2008), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2050 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees (1)	0.25%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.24%	0.22%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses	1.28%	1.26%	0.80%	1.67%	1.54%	1.36%	1.17%	1.05%
Fee Waiver and Expense Reimbursement(2) (3)	(0.11)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.17%	1.25%	0.80%	1.67%	1.54%	1.36%	1.17%	1.05%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.41% for Class A shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$663	$922	$1,202	$2,000
Class J	227	398	690	1,522
Institutional Class	82	255	444	990
Class R-1	170	526	907	1,976
Class R-2	157	486	839	1,834
Class R-3	138	431	745	1,635
Class R-4	119	372	644	1,420
Class R-5	107	334	579	1,283
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$127	$398	$690	$1,522
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 9.9% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund.
Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.

Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.
Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), performance shown in the bar chart and the table for this class is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class A shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on March 1, 2001.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	17.71%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.13)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(0.03)%	9.81%	5.24%
Class A Return After Taxes on Distributions	(1.80)%	8.90%	4.41%
Class A Return After Taxes on Distribution and Sale of Fund Shares	0.98%	7.59%	4.00%
Class J Return Before Taxes	4.73%	10.88%	5.68%
Institutional Class Return Before Taxes	6.29%	11.47%	6.36%
Class R-1 Return Before Taxes	5.36%	10.51%	5.42%
Class R-2 Return Before Taxes	5.43%	10.63%	5.56%
Class R-3 Return Before Taxes	5.64%	10.84%	5.76%
Class R-4 Return Before Taxes	5.82%	11.06%	5.95%
Class R-5 Return Before Taxes	6.01%	11.18%	6.09%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)	5.69%	11.22%	N/A
(1) The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2055 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.04%	0.55%	0.47%	0.34%	0.30%	0.28%
Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses	0.83%	1.69%	1.56%	1.38%	1.19%	1.07%
Expense Reimbursement(1)	N/A	—%	—%	—%	—%	—%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.83%	1.69%	1.56%	1.38%	1.19%	1.07%
(1)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.96% for Class R-1, 0.83% for Class R-2, 0.65% for Class R-3, 0.46% for Class R-4, and 0.34% for Class R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$85	$265	$460	$1,025
Class R-1	172	533	918	1,998
Class R-2	159	493	850	1,856
Class R-3	140	437	755	1,657
Class R-4	121	378	654	1,443
Class R-5	109	340	590	1,306
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 8.6% of the average value of its portfolio.

Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks. The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (February 29, 2008).

Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	17.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(17.02)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Year	Life of Fund
Institutional Class Return Before Taxes	6.29%	11.33%	5.96%
Institutional Class Return After Taxes on Distributions	4.55%	10.29%	5.12%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	4.45%	8.84%	4.54%
Class R-1 Return Before Taxes	5.33%	10.37%	5.03%
Class R-2 Return Before Taxes	5.43%	10.51%	5.16%
Class R-3 Return Before Taxes	5.64%	10.70%	5.36%
Class R-4 Return Before Taxes	5.88%	10.91%	5.56%
Class R-5 Return Before Taxes	5.97%	11.05%	5.68%
S&P Target Date 2055+ Index (reflects no deduction for fees, expenses, or taxes)	5.64%	11.41%	6.38%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2008), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2008), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2060 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	2.81%	0.22%	0.64%	0.56%	0.43%	0.39%	0.37%
Acquired Fund Fees and Expenses	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	3.87%	1.03%	1.80%	1.67%	1.49%	1.30%	1.18%
Fee Waiver and Expense Reimbursement (1)(2)	(2.68)%	(0.12)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.19%	0.91%	1.74%	1.61%	1.43%	1.24%	1.12%
(1)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.41% for Class J, 0.13% for Institutional Class, 0.96% for Class R-1, 0.83% for Class R-2, 0.65% for Class R-3, 0.46% for Class R-4, and 0.34% for Class R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$221	$891	$1,725	$3,896
Institutional Class	93	314	555	1,247
Class R-1	177	560	968	2,110
Class R-2	164	520	901	1,970
Class R-3	146	464	807	1,773
Class R-4	126	405	706	1,562
Class R-5	114	368	642	1,426

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$121	$891	$1,725	$3,896
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 16.2% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds and invests in PFI Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Fund.
Principal, with assistance from PGI, develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk.  Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (March 1, 2013).

Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '14	3.95%
Lowest return for a quarter during the period of the bar chart above:	Q3 '14	(1.70)%

For the periods ended December 31, 2014	1 Year	Life of Fund
Institutional Class Return Before Taxes	6.15%	13.83%
Institutional Class Return After Taxes on Distributions	5.21%	12.91%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	3.77%	10.39%
Class J Return Before Taxes	4.73%	13.47%
Class R-1 Return Before Taxes	5.24%	12.89%
Class R-2 Return Before Taxes	5.34%	13.00%
Class R-3 Return Before Taxes	5.60%	13.36%
Class R-4 Return Before Taxes	5.72%	13.43%
Class R-5 Return Before Taxes	5.91%	13.59%
S&P Target Date 2055+ Index (reflects no deduction for fees, expenses, or taxes)	5.64%	13.38%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2013), Portfolio Manager

•	Jeffrey R. Tyler (since 2013), Portfolio Manager

•	Randy L. Welch (since 2013), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading), through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID INCOME FUND

Objective:	The Fund seeks current income, and as a secondary objective, capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.24%	0.38%	0.32%
Acquired Fund Fees and Expenses (1)	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	0.62%	1.01%	0.70%
Expense Reimbursement (2)	(0.19)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.43%	1.00%	0.69%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$44	$176
Class R-3	102	320
Class R-5	70	223
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund invests according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Fund's asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, mortgage-backed securities, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.

PRINCIPAL LIFETIME HYBRID FUNDS
TARGET ALLOCATIONS OVER TIME*
Fixed Income 51.5%
Real Assets/Other** 5%
U.S. Equity 30.5%
Non-U.S. Equity 13%
77% Fixed Income
3% Real Assets/Other**
14% U.S. Equity
6% Non-U.S. Equity
% OF TOTAL ASSETS
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
TARGET DATE
(Assumed Retirement)
50
45
40
35
30
25
20
15
10
5
0
0
5
10
15
20
YEARS TO RETIREMENT
YEARS AFTER RETIREMENT
FIXED INCOME
REAL ASSETS/OTHER**
U.S EQUITY
NON-U.S. EQUITY

*As of March 31, 2015

**Shareholders receive exposure to real assets and alternative investment strategies through certain underlying funds.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date Retirement Income Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2015 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.12%	0.35%	0.29%
Acquired Fund Fees and Expenses (1)	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	0.51%	0.99%	0.68%
Expense Reimbursement (2)	(0.07)%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.44%	0.99%	0.68%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$45	$155
Class R-3	101	315
Class R-5	69	218
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, mortgage-backed and asset-backed securities, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2015 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2020 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.12%	0.35%	0.29%
Acquired Fund Fees and Expenses (1)	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	0.53%	1.01%	0.70%
Expense Reimbursement (2)	(0.07)%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.46%	1.01%	0.70%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$47	$162
Class R-3	103	322
Class R-5	72	224
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.

The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2020 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2025 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.04%	0.33%	0.27%
Acquired Fund Fees and Expenses (1)	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	0.46%	1.00%	0.69%
Expense Reimbursement (2)	—%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.46%	1.00%	0.69%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$47	$148
Class R-3	102	318
Class R-5	70	221
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.

The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2025 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2030 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.04%	0.33%	0.27%
Acquired Fund Fees and Expenses (1)	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	0.47%	1.01%	0.70%
Expense Reimbursement (2)	—%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%	1.01%	0.70%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$48	$151
Class R-3	103	322
Class R-5	72	224
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2030 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2035 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.05%	0.33%	0.27%
Acquired Fund Fees and Expenses (1)	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	0.49%	1.02%	0.71%
Expense Reimbursement (2)	—%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.49%	1.02%	0.71%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$50	$157
Class R-3	104	325
Class R-5	73	227
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2035 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2040 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.05%	0.33%	0.27%
Acquired Fund Fees and Expenses (1)	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	0.49%	1.02%	0.71%
Expense Reimbursement (2)	—%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.49%	1.02%	0.71%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$50	$157
Class R-3	104	325
Class R-5	73	227
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2040 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2045 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.08%	0.34%	0.28%
Acquired Fund Fees and Expenses (1)	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	0.53%	1.04%	0.73%
Expense Reimbursement (2)	(0.03)%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.50%	1.04%	0.73%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$51	$166
Class R-3	106	331
Class R-5	75	233
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2045 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2050 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.08%	0.34%	0.28%
Acquired Fund Fees and Expenses (1)	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	0.53%	1.04%	0.73%
Expense Reimbursement (2)	(0.03)%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.50%	1.04%	0.73%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$51	$166
Class R-3	106	331
Class R-5	75	233
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2050 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2055 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.12%	0.35%	0.29%
Acquired Fund Fees and Expenses (1)	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	0.57%	1.05%	0.74%
Expense Reimbursement (2)	(0.07)%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.50%	1.05%	0.74%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$51	$174
Class R-3	107	334
Class R-5	76	237
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2055+ Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME HYBRID 2060 FUND

Objective:	The Fund seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-3	R-5
Management Fees	0.01%	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A
Other Expenses (1)	0.12%	0.35%	0.29%
Acquired Fund Fees and Expenses (1)	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	0.57%	1.05%	0.74%
Expense Reimbursement (2)	(0.07)%	—%	—%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.50%	1.05%	0.74%

(1) Based on estimated amounts for the current fiscal year.
(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.06% for Institutional, 0.63% for R-3, and 0.32% for R-5 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$51	$174
Class R-3	107	334
Class R-5	76	237
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Fund is a fund of funds that invests in Institutional Class shares of Principal Funds, Inc. (“PFI”), with a majority of the Fund's assets invested in index funds. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is managed by Principal Management Corporation (“Principal”).

Principal develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges, is responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term, and sets the percentage of Fund assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund and may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances. Principal may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options to manage equity exposure.
Within 10 to 15 years after its target year, the Fund's underlying fund allocation is expected to match that of the Principal LifeTime Hybrid Income Fund. At that time, the Fund may be combined with the Principal LifeTime Hybrid Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The broad diversification of the Fund is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Fund operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
The principal risks of investing in the Fund that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk.  Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown below because the Fund has not yet had a calendar year of performance. The Fund's performance is benchmarked against the S&P Target Date 2055+ Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2014), Portfolio Manager

•	Jeffrey R. Tyler (since 2014), Portfolio Manager

•	Randy L. Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

REAL ESTATE SECURITIES FUND

Objective:	The Fund seeks to generate a total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.22%	0.26%	0.20%	0.17%	0.07%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	1.30%	2.09%	1.28%	1.00%	0.90%	1.71%	1.58%	1.40%	1.21%	1.09%
Fee Waiver and Expense Reimbursement(2) (3)	N/A	—%	(0.01)%	—%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.30%	2.09%	1.27%	1.00%	0.90%	1.71%	1.58%	1.40%	1.21%	1.09%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$675	$939	$1,224	$2,032
Class C	312	655	1,124	2,421
Class J	229	405	701	1,544
Class P	102	318	552	1,225
Institutional Class	92	287	498	1,108
Class R-1	174	539	928	2,019
Class R-2	161	499	860	1,878
Class R-3	143	443	766	1,680
Class R-4	123	384	665	1,466
Class R-5	111	347	601	1,329
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$212	$655	$1,124	$2,421
Class J	129	405	701	1,544
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry at the time of each purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund invests in equity securities of small, medium, and large market capitalization companies.
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.
The Fund concentrates its investments (invest more than 25% of its net assets) in securities in the real estate industry.
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.

Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Industry Concentration Risk (Real Estate). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), Class C shares (January 16, 2007) and Class P shares (September 27, 2010), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's R-3 Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares, which were first sold on December 6, 2000.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	33.08%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(33.89)%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	24.57%	15.34%	8.35%
Class A Return After Taxes on Distributions	23.69%	14.02%	6.84%
Class A Return After Taxes on Distribution and Sale of Fund Shares	14.10%	11.97%	6.45%
Class C Return Before Taxes	29.77%	15.71%	8.21%
Class J Return Before Taxes	30.86%	16.65%	8.88%
Class P Return Before Taxes	32.20%	16.99%	9.10%
Institutional Class Return Before Taxes	32.36%	17.20%	9.51%
Class R-1 Return Before Taxes	31.29%	16.22%	8.58%
Class R-2 Return Before Taxes	31.42%	16.37%	8.72%
Class R-3 Return Before Taxes	31.66%	16.57%	8.91%
Class R-4 Return Before Taxes	31.92%	16.79%	9.13%
Class R-5 Return Before Taxes	32.07%	16.94%	9.25%
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)	30.38%	17.05%	8.31%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Real Estate Investors, LLC
•    Keith Bokota (since 2013), Portfolio Manager
•    Anthony Kenkel (since 2012), Portfolio Manager

•	Kelly D. Rush (since 2000), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) BALANCED PORTFOLIO

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.09%	0.09%	0.06%	—%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	1.33%	2.08%	1.30%	0.99%	1.87%	1.74%	1.56%	1.37%	1.25%
Fee Waiver (2)	N/A	N/A	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver	1.33%	2.08%	1.29%	0.99%	1.87%	1.74%	1.56%	1.37%	1.25%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$678	$948	$1,239	$2,063
Class C	311	652	1,119	2,410
Class J	231	411	712	1,567
Institutional Class	101	315	547	1,213
Class R-1	190	588	1,011	2,190
Class R-2	177	548	944	2,052
Class R-3	159	493	850	1,856
Class R-4	139	434	750	1,646
Class R-5	127	397	686	1,511
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$211	$652	$1,119	$2,410
Class J	131	411	712	1,567
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 3.3% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.
The Portfolio:

•
Generally invests between 20% and 60% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as real estate securities, mortgage-backed securities, government and government-sponsored securities, and corporate bonds)

•
Generally invests between 40% and 80% of its assets in equity funds that invest in small, medium, and large market capitalization companies, and less than 30% in any one equity fund (equity funds that generally invest in domestic and foreign equity securities) and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies)

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.
Principal Risks
The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.
The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Classes J, Institutional, R-1, R-2, R-3, R-4 and R-5 shares (January 16, 2007), performance shown in the table for these classes is based on the performance of the Portfolio's Class A shares, adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares. The predecessor fund's Class A shares commenced operations on July 25, 1996.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	13.43%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(14.46)%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.50%	8.49%	5.60%
Class A Return After Taxes on Distributions	(0.73)%	7.66%	4.62%
Class A Return After Taxes on Distribution and Sale of Fund Shares	0.90%	6.52%	4.26%
Class C Return Before Taxes	4.52%	8.91%	5.41%
Class J Return Before Taxes	5.31%	9.70%	6.02%
Institutional Class Return Before Taxes	6.66%	10.10%	6.49%
Class R-1 Return Before Taxes	5.69%	9.13%	5.70%
Class R-2 Return Before Taxes	5.90%	9.28%	5.83%
Class R-3 Return Before Taxes	6.01%	9.47%	6.01%
Class R-4 Return Before Taxes	6.27%	9.69%	6.17%
Class R-5 Return Before Taxes	6.40%	9.80%	6.27%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	(4.90)%	5.33%	4.43%
SAM Balanced Blended Index (reflects no deduction for fees, expenses, or taxes)	7.24%	9.82%	6.48%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for SAM Balanced Blended Index are 45% Russell 3000® Index, 40% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index NDTR D. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Jill R. Cuniff (since 2010), President and Portfolio Manager

•	Todd A. Jablonski (since 2010), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) CONSERVATIVE BALANCED PORTFOLIO

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.09%	0.09%	0.06%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.29%	2.04%	1.26%	0.96%	1.83%	1.70%	1.52%	1.33%	1.21%
Fee Waiver and Expense Reimbursement(2) (3)	(0.02)%	(0.02)%	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.27%	2.02%	1.25%	0.96%	1.83%	1.70%	1.52%	1.33%	1.21%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.63% for Class A, 1.38% for Class C, and 0.63% for Class J shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$672	$934	$1,217	$2,019
Class C	305	637	1,096	2,367
Class J	227	398	690	1,522
Institutional Class	98	306	531	1,178
Class R-1	186	576	990	2,148
Class R-2	173	536	923	2,009
Class R-3	155	480	829	1,813
Class R-4	135	421	729	1,601
Class R-5	123	384	665	1,466
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$205	$637	$1,096	$2,367
Class J	127	398	690	1,522
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 3.2% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.
The Portfolio:

•
Generally invests between 40% and 80% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as high yield securities (or “junk” bonds), real estate securities, mortgage-backed securities, government and government-sponsored securities, and corporate bonds)

•	Generally invests between 20% and 60% of its assets in equity funds, and less than 30% in any one equity fund (equity funds that generally invest in domestic and foreign equity securities) and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies)

The Portfolio may temporarily exceed these percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks
The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.
The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Classes J, Institutional, R-1, R-2, R-3, R-4 and R-5 shares (January 16, 2007), performance shown in the table for these classes is based on the performance of the Portfolio's Class A shares, adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares. The predecessor fund's Class A shares commenced operations on July 25, 1996.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	11.55%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(9.94)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns
For the periods ended December 31, 2014	1 Years	5 Years	10 Years
Class A Return Before Taxes	(0.07)%	6.82%	5.18%
Class A Return After Taxes on Distributions	(1.31)%	5.74%	3.99%
Class A Return After Taxes on Distribution and Sale of Fund Shares	0.38%	5.04%	3.75%
Class C Return Before Taxes	3.91%	7.21%	4.98%
Class J Return Before Taxes	4.73%	7.99%	5.67%
Institutional Class Return Before Taxes	6.01%	8.37%	6.04%
Class R-1 Return Before Taxes	5.07%	7.45%	5.28%
Class R-2 Return Before Taxes	5.20%	7.58%	5.43%
Class R-3 Return Before Taxes	5.43%	7.78%	5.59%
Class R-4 Return Before Taxes	5.63%	8.00%	5.75%
Class R-5 Return Before Taxes	5.74%	8.12%	5.85%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	(4.90)%	5.33%	4.43%
SAM Conservative Balanced Blended Index (reflects no deduction for fees, expenses, or taxes)	6.84%	8.09%	5.99%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for SAM Conservative Balanced Blended Index are 60% Barclays U.S. Aggregate Bond Index, 30% Russell 3000® Index and 10% MSCI EAFE Index NDTR D. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Jill R. Cuniff (since 2010), President and Portfolio Manager

•	Todd A. Jablonski (since 2010), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) CONSERVATIVE GROWTH PORTFOLIO

Objective:	The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.09%	0.09%	0.07%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.37%	2.12%	1.35%	1.04%	1.91%	1.78%	1.60%	1.41%	1.29%
Fee Waiver (2)	N/A	N/A	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver	1.37%	2.12%	1.34%	1.04%	1.91%	1.78%	1.60%	1.41%	1.29%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$682	$960	$1,259	$2,106
Class C	315	664	1,139	2,452
Class J	236	426	738	1,623
Institutional Class	106	331	574	1,271
Class R-1	194	600	1,032	2,233
Class R-2	181	560	964	2,095
Class R-3	163	505	871	1,900
Class R-4	144	446	771	1,691
Class R-5	131	409	708	1,556
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$215	$664	$1,139	$2,452
Class J	136	426	738	1,623
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 4.0% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.
The Portfolio:

•
Generally invests between 0% and 40% of its assets in fixed-income funds, and less than 30% in any one fixed-income fund (fixed-income funds that generally invest in fixed-income instruments such as government and government-sponsored securities and corporate bonds)

•
Generally invests between 60% and 100% of its assets in equity funds that invest in small, medium, and large market capitalization companies, and less than 40% in any one equity fund (equity funds that generally invest in domestic and foreign equity securities) and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies)

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks
The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Agency or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.
The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Classes J, Institutional, R-1, R-2, R-3, R-4 and R-5 shares (January 16, 2007), performance shown in the table for these classes is based on the performance of the Portfolio's Class A shares, adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares. The predecessor fund's Class A shares commenced operations on July 25, 1996.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	14.58%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(19.14)%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	1.05%	9.85%	5.63%
Class A Return After Taxes on Distributions	(0.42)%	9.27%	4.93%
Class A Return After Taxes on Distribution and Sale of Fund Shares	1.19%	7.75%	4.47%
Class C Return Before Taxes	5.17%	10.27%	5.44%
Class J Return Before Taxes	5.97%	11.07%	6.14%
Institutional Class Return Before Taxes	7.32%	11.49%	6.53%
Class R-1 Return Before Taxes	6.38%	10.53%	5.75%
Class R-2 Return Before Taxes	6.48%	10.66%	5.88%
Class R-3 Return Before Taxes	6.72%	10.87%	6.06%
Class R-4 Return Before Taxes	6.91%	11.07%	6.22%
Class R-5 Return Before Taxes	7.05%	11.21%	6.32%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	(4.90)%	5.33%	4.43%
SAM Conservative Growth Blended Index (reflects no deduction for fees, expenses, or taxes)	7.62%	11.47%	6.86%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for SAM Conservative Growth Blended Index are 60% Russell 3000® Index, 20% Barclays U.S. Aggregate Bond Index, and 20% MSCI EAFE Index NDTR D. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Jill R. Cuniff (since 2010), President and Portfolio Manager

•	Todd A. Jablonski (since 2010), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) FLEXIBLE INCOME PORTFOLIO

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.08%	0.09%	0.06%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.21%	1.97%	1.19%	0.89%	1.76%	1.63%	1.45%	1.26%	1.14%
Fee Waiver (2)	N/A	N/A	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver	1.21%	1.97%	1.18%	0.89%	1.76%	1.63%	1.45%	1.26%	1.14%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced..
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$494	$745	$1,015	$1,786
Class C	300	618	1,062	2,296
Class J	220	377	653	1,442
Institutional Class	91	284	493	1,096
Class R-1	179	554	954	2,073
Class R-2	166	514	887	1,933
Class R-3	148	459	792	1,735
Class R-4	128	400	692	1,523
Class R-5	116	362	628	1,386
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$200	$618	$1,062	$2,296
Class J	120	377	653	1,442
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 2.2% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.
The Portfolio:

•
Generally invests between 55% and 95% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as high yield securities (or “junk” bonds), real estate securities, mortgage-backed securities, government and government-sponsored securities, and corporate bonds)

•	Generally invests between 5% and 45% of its assets in equity funds, and less than 30% in any one equity fund (equity funds that generally invest in domestic and foreign equity securities) and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies)

The Portfolio may temporarily exceed these percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks
The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.
The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Classes J, Institutional, R-1, R-2, R-3, R-4 and R-5 shares (January 16, 2007), performance shown in the table for these classes is based on the performance of the Portfolio's Class A shares, adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares. The predecessor fund's Class A shares commenced operations on July 25, 1996.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	10.74%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(7.04)%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	1.48%	6.30%	5.00%
Class A Return After Taxes on Distributions	0.15%	5.03%	3.62%
Class A Return After Taxes on Distribution and Sale of Fund Shares	1.14%	4.52%	3.47%
Class C Return Before Taxes	3.73%	6.31%	4.61%
Class J Return Before Taxes	4.54%	7.07%	5.29%
Institutional Class Return Before Taxes	5.90%	7.46%	5.68%
Class R-1 Return Before Taxes	4.92%	6.54%	4.91%
Class R-2 Return Before Taxes	5.11%	6.67%	5.06%
Class R-3 Return Before Taxes	5.24%	6.87%	5.22%
Class R-4 Return Before Taxes	5.42%	7.08%	5.37%
Class R-5 Return Before Taxes	5.65%	7.21%	5.48%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	(4.90)%	5.33%	4.43%
SAM Flexible Income Blended Index (reflects no deduction for fees, expenses, or taxes)	6.75%	6.88%	5.59%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for SAM Flexible Income Blended Index are 75% Barclays U.S. Aggregate Bond Index, 20% Russell 3000® Index and 5% MSCI EAFE Index NDTR D. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Jill R. Cuniff (since 2010), President and Portfolio Manager

•	Todd A. Jablonski (since 2010), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) STRATEGIC GROWTH PORTFOLIO

Objective:	The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.11%	0.11%	0.08%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.33%	2.08%	1.30%	0.98%	1.85%	1.72%	1.54%	1.35%	1.23%
Fee Waiver (2)	N/A	N/A	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver	1.33%	2.08%	1.29%	0.98%	1.85%	1.72%	1.54%	1.35%	1.23%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)    Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$678	$948	$1,239	$2,063
Class C	311	652	1,119	2,410
Class J	231	411	712	1,567
Institutional Class	100	312	542	1,201
Class R-1	188	582	1,001	2,169
Class R-2	175	542	933	2,030
Class R-3	157	486	839	1,834
Class R-4	137	428	739	1,624
Class R-5	125	390	676	1,489
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$211	$652	$1,119	$2,410
Class J	131	411	712	1,567
Portfolio Turnover
As a fund of funds, the Fund does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying fund and the Fund. During its most recent fiscal year, the Fund's portfolio turnover rate was 5.9% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.
The Portfolio:

•
Generally invests between 75% and 100% of its assets in equity funds that invest in small, medium, and large market capitalization companies, and less than 50% in any one equity fund (equity funds that generally invest in domestic and foreign equity securities) and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies)

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks
The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.
The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Classes J, Institutional, R-1, R-2, R-3, R-4 and R-5 shares (January 16, 2007), performance shown in the table for these classes is based on the performance of the Portfolio's Class A shares, adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Class A shares. The predecessor fund's Class A shares commenced operations on July 25, 1996.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	15.72%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.29)%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	2.16%	10.97%	5.77%
Class A Return After Taxes on Distributions	0.52%	10.42%	5.16%
Class A Return After Taxes on Distribution and Sale of Fund Shares	2.38%	8.72%	4.62%
Class C Return Before Taxes	6.34%	11.41%	5.58%
Class J Return Before Taxes	7.18%	12.26%	6.31%
Institutional Class Return Before Taxes	8.53%	12.67%	6.70%
Class R-1 Return Before Taxes	7.55%	11.70%	5.93%
Class R-2 Return Before Taxes	7.72%	11.84%	6.07%
Class R-3 Return Before Taxes	7.90%	12.05%	6.23%
Class R-4 Return Before Taxes	8.08%	12.26%	6.38%
Class R-5 Return Before Taxes	8.24%	12.39%	6.49%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	(4.90)%	5.33%	4.43%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
SAM Strategic Growth Blended Index (reflects no deduction for fees, expenses, or taxes)	7.66%	12.53%	7.03%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for SAM Strategic Growth Blended Index are 70% Russell 3000® Index, 25% MSCI EAFE Index NDTR D and 5% Barclays U.S. Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Jill R. Cuniff (since 2010), President and Portfolio Manager

•	Todd A. Jablonski (since 2010), Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SHORT-TERM INCOME FUND

Objective:	The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Distribution and/or Service (12b-1) Fees (1)	0.15%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.12%	0.15%	0.14%	0.11%	0.02%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	0.69%	1.57%	0.81%	0.53%	0.44%	1.30%	1.17%	0.99%	0.80%	0.68%
Fee Waiver and Expense Reimbursement(2) (3)	N/A	N/A	(0.01)%	—%	N/A	—%	—%	—%	(0.01)%	—%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.69%	1.57%	0.80%	0.53%	0.44%	1.30%	1.17%	0.99%	0.79%	0.68%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(3)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.30% for Class R-1, 1.18% for Class R-2, 0.99% for Class R-3, 0.79% for Class R-4, and 0.68% for Class R-5 shares. In addition, for Class P the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceeds 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$294	$441	$601	$1,064
Class C	260	496	855	1,867
Class J	182	257	448	1,001
Class P	54	170	296	665
Institutional Class	45	141	246	555
Class R-1	132	412	713	1,568
Class R-2	119	372	644	1,420
Class R-3	101	315	547	1,213
Class R-4	81	254	443	989
Class R-5	69	218	379	847
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$160	$496	$855	$1,867
Class J	82	257	448	1,001
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49.1% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor's Rating Service or Baa3 or higher by Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor of comparable quality. Under normal circumstances, the Fund maintains an effective maturity of five years or less and an average portfolio duration that is within ±15% of the duration of the Barclays Credit 1-3 Years Index which as of December 31, 2014 was 1.86 years . The Fund's investments also include corporate securities, U.S. and foreign government securities, mortgage-backed and asset-backed securities, and real estate investment trust ("REIT") securities. The Fund invests in securities denominated in foreign currencies and in securities of foreign issuers.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund's Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund's average annual total returns compare with those of one or more broad measures of market performance.
The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund.
For periods prior to the inception date of Classes J, R-1, R-2, R-3, R-4, and R-5 shares (July 12, 2010) and Class P shares (September 27, 2010), performance shown in the table for these classes is based on the performance of the Class A shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of Class A shares. The predecessor fund's Class A shares commenced operations on November 1, 1993.

Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	3.96%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(1.87)%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(0.93)%	2.06%	2.98%
Class A Return After Taxes on Distributions	(1.57)%	1.34%	1.95%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(0.52)%	1.31%	1.91%
Class C Return Before Taxes	(0.65)%	1.65%	2.37%
Class J Return Before Taxes	0.21%	2.32%	2.99%
Class P Return Before Taxes	1.39%	2.66%	3.26%
Institutional Class Return Before Taxes	1.56%	2.80%	3.53%
Class R-1 Return Before Taxes	0.70%	1.94%	2.68%
Class R-2 Return Before Taxes	0.83%	2.07%	2.81%
Class R-3 Return Before Taxes	0.93%	2.26%	3.00%
Class R-4 Return Before Taxes	1.13%	2.46%	3.16%
Class R-5 Return Before Taxes	1.32%	2.59%	3.22%
Barclays Credit 1-3 Years Index (reflects no deduction for fees, expenses, or taxes)	1.12%	2.42%	3.61%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	John R. Friedl (since 2010), Portfolio Manager

•	Ryan P. McCann (since 2010), Portfolio Manager

•	Scott J. Peterson (since 2010), Portfolio Manager

•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SMALLCAP BLEND FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	P	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses (2)	0.23%	0.33%	0.14%	0.27%	0.04%	0.54%	0.46%	0.33%	0.29%	0.27%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.25%	2.10%	1.16%	1.04%	0.81%	1.66%	1.53%	1.35%	1.16%	1.04%
Fee Waiver and Expense Reimbursement(3) (4)	—%	—%	(0.01)%	(0.07)%	—%	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.25%	2.10%	1.15%	0.97%	0.81%	1.66%	1.53%	1.35%	1.16%	1.04%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2) Based on estimated amounts for the current fiscal year (Class P).
(3)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(4)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.08% for Class C, and 0.80% for Institutional Class shares. In addition for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$670	$925	$1,199	$1,978
Class C	313	658	1,129	2,431
Class J	217	367	637	1,408
Class P	99	323
Institutional Class	83	259	450	1,002
Class R-1	169	523	902	1,965
Class R-2	156	483	834	1,824
Class R-3	137	428	739	1,624
Class R-4	118	368	638	1,409
Class R-5	106	331	574	1,271
With respect to Class C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$213	$658	$1,129	$2,431
Class J	117	367	637	1,408
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000 ® Index (as of December 31, 2014 , this range was between approximately $19.0 million and $7.3 billion ).
The Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 28, 2005), Class C shares (January 16, 2007) and Class P shares (June 3, 2014), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Class R-3 shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares, which were first sold on December 6, 2000.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 '11	17.97%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(26.29)%

(1)	The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(1.22)%	14.91%	6.70%
Class A Return After Taxes on Distributions	(4.08)%	13.82%	5.80%
Class A Return After Taxes on Distribution and Sale of Fund Shares	1.15%	11.92%	5.35%
Class C Return Before Taxes	2.66%	15.35%	6.51%
Class J Return Before Taxes	3.66%	16.38%	7.45%
Class P Return Before Taxes	4.64%	16.32%	7.42%
Institutional Class Return Before Taxes	4.94%	16.87%	7.98%
Class R-1 Return Before Taxes	4.06%	15.89%	7.05%
Class R-2 Return Before Taxes	4.22%	16.04%	7.20%
Class R-3 Return Before Taxes	4.41%	16.27%	7.40%
Class R-4 Return Before Taxes	4.57%	16.46%	7.65%
Class R-5 Return Before Taxes	4.74%	16.61%	7.72%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	4.89%	15.55%	7.77%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Phil Nordhus (since 2006), Portfolio Manager

•	Brian Pattinson (since 2011), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	For accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SMALLCAP GROWTH FUND I

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses (2)	0.32%	0.02%	0.53%	0.45%	0.32%	0.28%	0.26%	0.08%
Total Annual Fund Operating Expenses	1.64%	1.09%	1.95%	1.82%	1.64%	1.45%	1.33%	1.15%
Fee Waiver and Expense Reimbursement(3)(4)(5)	(0.14)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.09)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.50%	1.02%	1.88%	1.75%	1.57%	1.38%	1.26%	1.06%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2) Based on estimated expenses for the current fiscal year. (Class R-6)
(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.072% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(4)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(5)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.50% for Class J, 1.02% for Institutional, 1.88% for Class R-1, 1.75% for Class R-2, 1.57% for Class R-3, 1.38% for Class R-4, 1.26% for Class R-5, and 1.06% for Class R-6 shares. It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$253	$501	$876	$1,930
Institutional Class	104	338	593	1,321
Class R-1	191	604	1,045	2,268
Class R-2	178	565	978	2,131
Class R-3	160	509	884	1,937
Class R-4	140	451	784	1,728
Class R-5	128	413	721	1,594
Class R-6	108	355
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$153	$501	$876	$1,930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations equal to or smaller than the greater of: 1) $6.0 billion or 2) the highest market capitalization of the companies comprising the Russell 2000 ® Growth Index (as of December 31, 2014 , the range was between approximately $31.0 million and $7.3 billion ). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class R-6 shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class R-6 shares (November 25, 2014), performance shown in the table for Class R-6 shares is based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of Class R-6 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on December 6, 2000.
Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	19.78%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(29.22)%
(1) The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.54%	17.82%	8.98%
Institutional Class Return After Taxes on Distributions	(2.76)%	15.77%	7.79%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	4.15%	14.41%	7.29%
Class J Return Before Taxes	0.29%	17.15%	8.19%
Class R-1 Return Before Taxes	0.59%	16.79%	8.03%
Class R-2 Return Before Taxes	0.78%	16.95%	8.19%
Class R-3 Return Before Taxes	0.98%	17.15%	8.39%
Class R-4 Return Before Taxes	1.17%	17.37%	8.59%
Class R-5 Return Before Taxes	1.31%	17.53%	8.71%
Class R-6 Return Before Taxes	1.44%	17.80%	8.97%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	5.60%	16.80%	8.54%

(1)	The Fund is showing after-tax returns for Institutional Class shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.

Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
AllianceBernstein L.P.
Brown Advisory, LLC
Columbus Circle Investors
Emerald Advisers, Inc.
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	For accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SMALLCAP S&P 600 INDEX FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees (1)	0.25%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.17%	0.05%	0.54%	0.46%	0.33%	0.29%	0.27%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.59%	0.22%	1.06%	0.93%	0.75%	0.56%	0.44%
Fee Waiver (2)	(0.01)%	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Fee Waiver	0.58%	0.22%	1.06%	0.93%	0.75%	0.56%	0.44%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$159	$188	$328	$737
Institutional Class	23	71	124	280
Class R-1	108	337	585	1,294
Class R-2	95	296	515	1,143
Class R-3	77	240	417	930
Class R-4	57	179	313	701
Class R-5	45	141	246	555
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$59	$188	$328	$737

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.0% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index at the time of each purchase. The Index is designed to represent U.S. equities with risk/return characteristics of the small cap universe. As of December 31, 2014 , the market capitalization range of the companies comprising the Index was between approximately $90.5 million and $4.8 billion . The Fund employs a passive investment approach designed to attempt to track the performance of the Index. The Fund utilizes derivative strategies and exchange-traded funds ("ETFs"). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in index futures and equity ETFs on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Note:
"Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes J - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	20.85%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(25.21)%
(1) The Fund is showing returns for Institutional Class shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.52%	16.94%	8.81%
Institutional Class Return After Taxes on Distributions	3.45%	16.19%	7.92%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	4.50%	13.70%	7.07%
Class J Return Before Taxes	4.20%	16.42%	8.17%
Class R-1 Return Before Taxes	4.66%	15.97%	7.89%
Class R-2 Return Before Taxes	4.81%	16.12%	8.03%
Class R-3 Return Before Taxes	4.96%	16.33%	8.22%
Class R-4 Return Before Taxes	5.19%	16.57%	8.43%
Class R-5 Return Before Taxes	5.30%	16.70%	8.56%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	5.76%	17.27%	9.02%

(1)	The Fund is showing after-tax returns for Institutional Class shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	For accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

SMALLCAP VALUE FUND II

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	J	P	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Distribution and/or Service (12b-1) Fees (1)	0.25%	0.25%	N/A	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses (2)	0.40%	0.28%	0.27%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%	0.08%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.72%	1.60%	1.34%	1.08%	1.95%	1.82%	1.64%	1.45%	1.33%	1.15%
Fee Waiver and Expense Reimbursement (3)(4)(5)	(0.18)%	(0.03)%	(0.09)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.05)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.54%	1.57%	1.25%	1.06%	1.93%	1.80%	1.62%	1.43%	1.31%	1.10%
(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2) Based on estimated expenses for the current fiscal year. (Class A, P, and R-6)
(3)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2016. The fee waiver will reduce the Fund's Management Fees by 0.024% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(4)     Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The waiver will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(5)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A, and 1.01% for Class R-6 shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$698	$1,043
Class J	260	502	868	1,897
Class P	127	414
Institutional Class	108	341	593	1,315
Class R-1	196	610	1,050	2,273
Class R-2	183	570	983	2,135
Class R-3	165	515	890	1,942
Class R-4	146	456	790	1,733
Class R-5	133	419	727	1,599
Class R-6	112	360
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$160	$502	$868	$1,897
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000 ® Value Index (as of December 31, 2014 , this range was between approximately $19.0 million and $5.0 billion ) or in securities with market capitalizations of $3.5 billion or less. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in real estate investment trusts.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, J, and P - www.principalfunds.com.

•	For Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class J shares (March 2, 2009), Classes A and P shares (June 3, 2014) and Class R-6 shares (November 25, 2014), performance shown in the bar chart and the table for these classes is based on the performance of the Fund's Institutional Class shares adjusted to reflect the respective fees and expenses of each class. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on June 1, 2004.
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	23.75%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(27.14)%
(1) The Fund is showing returns for Class A shares after combining separate prospectuses.

Average Annual Total Returns(1)
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	(0.24)%	14.03%	6.39%
Class A Return After Taxes on Distributions	(4.98)%	12.50%	4.79%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(0.21)%	10.73%	4.64%
Class J Return Before Taxes	4.58%	15.07%	6.63%
Class P Return Before Taxes	5.87%	15.65%	7.29%
Institutional Class Return Before Taxes	6.07%	15.86%	7.47%
Class R-1 Return Before Taxes	5.11%	14.83%	6.53%
Class R-2 Return Before Taxes	5.23%	14.98%	6.67%
Class R-3 Return Before Taxes	5.49%	15.19%	6.86%
Class R-4 Return Before Taxes	5.69%	15.42%	7.07%
Class R-5 Return Before Taxes	5.82%	15.54%	7.19%
Class R-6 Return Before Taxes	5.86%	15.68%	7.32%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	4.22%	14.26%	6.89%

(1)	The Fund is showing after-tax returns for Class A shares after combining separate prospectuses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Dimensional Fund Advisors LP
Los Angeles Capital Management and Equity Research, Inc.
Vaughan Nelson Investment Management, LP
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and J	Initial Investment	$1,000(1)
A and J	For accounts with an Automatic Investment Plan (AIP)	$100
A and J	Subsequent Investments	$100(1)(2)
P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

TAX-EXEMPT BOND FUND

Objective:	The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors’ capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 381 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses
Interest Expense	0.03%	0.03%
Remainder of Other Expenses	0.08%	0.36%
Total Annual Fund Operating Expenses	0.81%	1.84%
Expense Reimbursement(1)	N/A	(0.21)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.81%	1.63%
(1)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.60% for Class C shares. It is expected that the expense limit will continue through the period ending February 29, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$455	$624	$808	$1,339
Class C	266	555	973	2,138
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$166	$555	$973	$2,138

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.3% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in tax-exempt bonds (securities issued by or on behalf of state or local governments and other public authorities) at the time of each purchase. Many of these are from California and Illinois. Generally, municipal obligations pay interest that is exempt from federal income tax. The Fund also invests in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations and may involve leverage. The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Fund maintains an average portfolio duration that is within ±50% of the duration of the Barclays Municipal Bond Index, which as of December 31, 2014 was 4.69 years .
During the fiscal year ended October 31, 2014, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

11.87% in securities rated Aaa	9.20% in securities rated Baa	0.08% in securities rated Caa	0.00% in securities rated D
45.10% in securities rated Aa	4.38% in securities rated Ba	0.00% in securities rated Ca	7.46% in securities not rated
19.42% in securities rated A	2.49% in securities rated B	0.00% in securities rated C
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Geographic Concentration Risk. A fund that invests significant portions of its assets in particular geographic areas (a particular state, such as California or Illinois, or a particular country or region) has greater exposure than other funds to economic conditions and developments in those areas.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Inverse Floating Rate Investments. Inverse floating rate investments are extremely sensitive to changes in interest rates and in some cases their market value may be extremely volatile.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Municipal Securities Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected and payment obligations may not be made or made on time.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principalfunds.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund, which commenced operations on January 3, 1977.
Total Returns as of December 31 (Class A shares)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	10.13%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(5.96)%

Average Annual Total Returns
For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Class A Return Before Taxes	7.80%	4.85%	3.82%
Class A Return After Taxes on Distributions	7.80%	4.85%	3.78%
Class A Return After Taxes on Distribution and Sale of Fund Shares	6.39%	4.74%	3.91%
Class C Return Before Taxes	10.22%	4.82%	3.40%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	9.05%	5.16%	4.74%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other classes.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	James Noble (since 2013), Portfolio Manager

•	James Welch (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	For accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
While the Fund intends to distribute income that is exempt from regular federal and possibly some state income taxes, a portion of the Fund’s distributions may be subject to federal income taxes or to the federal alternative minimum tax. A portion of the Fund’s distributions likely will be subject to state income taxes depending on the state’s rules.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
The Board of Directors may change each Fund's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
The investment strategies identified in this section provide specific information about each Fund, but there are some general principles that Principal Management Corporation (“Principal”) and/or the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, Principal and/or the sub-advisors  may consider, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, Principal and/or the sub-advisors may consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, the macroeconomic backdrop, the balance between supply and demand for certain asset classes, other general market conditions, and the credit quality of individual issuers.
Each Fund is designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in each Fund.
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal, or not applicable for each Fund. The risks described below for the Funds that operate as fund of funds - Principal LifeTime Funds, Principal LifeTime Hybrid Funds and the Strategic Asset Management ("SAM") Portfolios - are risks at both the fund of funds level and underlying funds level. These Funds are also subject to the risks of the underlying funds in which they invest. A Fund is subject to Risk of Being an Underlying Fund to the extent that a fund of funds invests in the Fund. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	BOND & MORTGAGE SECURITIES	CALIFORNIA MUNICIPAL	DIVERSIFIED INTERNATIONAL	EQUITY INCOME	GLOBAL DIVERSIFIED INCOME
Bank Loans (also known as Senior Floating Rate interests)	Non-Principal	Not Applicable	Not Applicable	Non-Principal	Principal
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Derivatives	Principal	Non-Principal	Non-Principal	Not Applicable	Principal
Emerging Markets	Non-Principal	Not Applicable	Principal	Non-Principal	Principal
Equity Securities	Not Applicable	Not Applicable	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Non-Principal	Non-Principal	Principal
Foreign Securities	Principal	Not Applicable	Principal	Principal	Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Principal	Not Applicable	Not Applicable	Not Applicable
Hedging	Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
High Yield Securities	Principal	Principal	Not Applicable	Non-Principal	Principal
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Not Applicable	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Principal	Not Applicable	Not Applicable	Not Applicable
Leverage	Principal	Principal	Non-Principal	Not Applicable	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Not Applicable	Non-Principal	Non-Principal	Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Principal	Not Applicable	Non-Principal	Non-Principal
Portfolio Turnover	Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Principal
Real Estate Investment Trusts	Non-Principal	Not Applicable	Non-Principal	Principal	Principal
Real Estate Securities	Principal	Not Applicable	Non-Principal	Principal	Principal
Repurchase Agreements	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Not Applicable	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Principal	Not Applicable	Not Applicable	Not Applicable	Principal
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Not Applicable	Principal	Principal	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

INVESTMENT STRATEGIES AND RISKS	GLOBAL REAL ESTATE SECURITIES	GOVERNMENT & HIGH QUALITY BOND	HIGH YIELD	HIGH YIELD I	INCOME
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Principal	Principal	Non-Principal
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Emerging Markets	Non-Principal	Not Applicable	Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Exchange Traded Funds (ETFs)	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Fixed-Income Securities	Non-Principal	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Not Applicable	Principal	Principal	Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Non-Principal	Principal	Principal	Principal
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Real Estate Securities	Principal	Principal	Non-Principal	Non-Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Royalty Trusts	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Securitized Products	Non-Principal	Principal	Non-Principal	Non-Principal	Principal
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Principal	Principal	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

INVESTMENT STRATEGIES AND RISKS	INFLATION PROTECTION	INTERNATIONAL EMERGING MARKETS	INTERNATIONAL I	LARGECAP BLEND II	LARGECAP GROWTH
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Principal	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Emerging Markets	Not Applicable	Principal	Principal	Not Applicable	Not Applicable
Equity Securities	Not Applicable	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Not Applicable	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Foreign Securities	Principal	Principal	Principal	Non-Principal	Non-Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Not Applicable
High Yield Securities	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover	Principal	Principal	Principal	Non-Principal	Non-Principal
Preferred Securities	Not Applicable	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Real Estate Investment Trusts	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Non-Principal	Principal	Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Not Applicable	Not Applicable	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

INVESTMENT STRATEGIES AND RISKS	LARGECAP GROWTH I	LARGECAP GROWTH II	LARGECAP S&P 500 INDEX	LARGECAP VALUE	LARGECAP VALUE III
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Principal	Non-Principal	Non-Principal
Emerging Markets	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Equity Securities	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Foreign Securities	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Principal	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable(2)	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Securitized Products	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Principal	Principal	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2)	The Index Fund may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	MIDCAP	MIDCAP GROWTH	MIDCAP GROWTH III	MIDCAP S&P 400 INDEX	MIDCAP VALUE I
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Derivatives	Non-Principal	Not Applicable	Non-Principal	Principal	Non-Principal
Emerging Markets	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Foreign Securities	Principal	Non-Principal	Principal	Not Applicable	Non-Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable(2)	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover	Non-Principal	Principal	Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Real Estate Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Securitized Products	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Principal	Principal	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Not Applicable	Principal	Principal	Not Applicable

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2)	The Index Fund may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	MIDCAP VALUE III	MONEY MARKET	OVERSEAS	PRINCIPAL CAPITAL APPRECIATION	PRINCIPAL LIFETIME STRATEGIC INCOME
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Convertible Securities	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Derivatives	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Principal
Emerging Markets	Not Applicable	Not Applicable	Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Not Applicable	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Principal	Non-Principal	Non-Principal	Principal
Foreign Securities	Non-Principal	Principal	Principal	Non-Principal	Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Principal
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Principal
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Portfolio Turnover	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Not Applicable	Non-Principal	Non-Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Principal
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Small and Medium Market Capitalization Companies	Principal	Not Applicable	Principal	Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Not Applicable	Principal	Principal	Principal(3)

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME 2010	PRINCIPAL LIFETIME 2015	PRINCIPAL LIFETIME 2020	PRINCIPAL LIFETIME 2025	PRINCIPAL LIFETIME 2030
Bank Loans (also known as Senior Floating Rate interests)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Commodity Index-Linked Notes	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Principal	Principal	Principal	Principal	Principal
Emerging Markets	Principal	Principal	Principal	Principal	Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Principal	Principal	Principal	Principal
Fund of Funds	Principal	Principal	Principal	Principal	Principal
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Principal	Principal	Principal	Principal	Principal
Index Funds	Principal	Principal	Principal	Principal	Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Principal	Principal	Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Short Sales	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal(3)	Principal(3)	Principal(3)	Principal(3)	Principal(3)

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME 2035	PRINCIPAL LIFETIME 2040	PRINCIPAL LIFETIME 2045	PRINCIPAL LIFETIME 2050	PRINCIPAL LIFETIME 2055
Bank Loans (also known as Senior Floating Rate interests)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Commodity Index-Linked Notes	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Principal	Principal	Principal	Principal	Principal
Emerging Markets	Principal	Principal	Principal	Principal	Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Principal	Principal	Principal	Principal
Fund of Funds	Principal	Principal	Principal	Principal	Principal
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Index Funds	Principal	Principal	Principal	Principal	Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Short Sales	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Principal	Principal	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal(3)	Principal(3)	Principal(3)	Principal(3)	Principal(3)

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME 2060	PRINCIPAL LIFETIME HYBRID INCOME	PRINCIPAL LIFETIME HYBRID 2015	PRINCIPAL LIFETIME HYBRID 2020	PRINCIPAL LIFETIME HYBRID 2025
Bank Loans (also known as Senior Floating Rate interests)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Commodity Index-Linked Notes	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Principal	Principal	Principal	Principal	Principal
Emerging Markets	Principal	Non-Principal	Principal	Principal	Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Principal	Principal	Principal	Principal
Fund of Funds	Principal	Principal	Principal	Principal	Principal
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Principal	Principal	Principal	Principal
Index Funds	Principal	Principal	Principal	Principal	Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Principal	Principal	Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Non-Principal	Principal	Principal	Non-Principal	Non-Principal
Short Sales	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Principal	Non-Principal	Non-Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal(3)	Principal(3)	Principal(3)	Principal(3)	Principal(3)

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME HYBRID 2030	PRINCIPAL LIFETIME HYBRID 2035	PRINCIPAL LIFETIME HYBRID 2040	PRINCIPAL LIFETIME HYBRID 2045	PRINCIPAL LIFETIME HYBRID 2050
Bank Loans (also known as Senior Floating Rate interests)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Commodity Index-Linked Notes	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Principal	Principal	Principal	Principal	Principal
Emerging Markets	Principal	Principal	Principal	Principal	Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Principal	Principal	Principal	Principal
Fund of Funds	Principal	Principal	Principal	Principal	Principal
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Index Funds	Principal	Principal	Principal	Principal	Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Principal	Principal	Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Short Sales	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Principal	Principal	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal(3)	Principal(3)	Principal(3)	Principal(3)	Principal(3)

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME HYBRID 2055	PRINCIPAL LIFETIME HYBRID 2060	REAL ESTATE SECURITIES	SAM BALANCED	SAM CONSERVATIVE BALANCED
Bank Loans (also known as Senior Floating Rate interests)	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Commodity Index-Linked Notes	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Emerging Markets	Principal	Principal	Not Applicable	Non-Principal	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Non-Principal	Principal	Principal
Foreign Securities	Principal	Principal	Non-Principal	Principal	Principal
Fund of Funds	Principal	Principal	Not Applicable	Principal	Principal
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Index Funds	Principal	Principal	Not Applicable	Non-Principal	Non-Principal
Industry Concentration	Not Applicable	Not Applicable	Principal	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Principal	Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Securitized Products	Non-Principal	Non-Principal	Non-Principal	Principal	Principal
Short Sales	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Principal	Principal	Principal	Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal(3)	Principal(3)	Not Applicable	Principal(3)	Principal(3)

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

INVESTMENT STRATEGIES AND RISKS	SAM CONSERVATIVE GROWTH	SAM FLEXIBLE INCOME	SAM STRATEGIC GROWTH	SHORT-TERM INCOME	SMALLCAP BLEND
Bank Loans (also known as Senior Floating Rate interests)	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Emerging Markets	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Equity Securities	Principal	Principal	Principal	Not Applicable	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Fixed-Income Securities	Principal	Principal	Non-Principal	Principal	Non-Principal
Foreign Securities	Principal	Principal	Principal	Principal	Non-Principal
Fund of Funds	Principal	Principal	Principal	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Principal	Not Applicable	Non-Principal	Not Applicable
Index Funds	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Principal	Non-Principal
Real Estate Securities	Non-Principal	Principal	Non-Principal	Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Securitized Products	Non-Principal	Principal	Non-Principal	Principal	Not Applicable
Short Sales	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Principal	Non-Principal	Principal	Non-Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal(3)	Principal(3)	Principal(3)	Principal	Not Applicable

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

INVESTMENT STRATEGIES AND RISKS	SMALLCAP GROWTH I	SMALLCAP S&P 600 INDEX	SMALLCAP VALUE II	TAX-EXEMPT BOND
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Derivatives	Non-Principal	Principal	Non-Principal	Non-Principal
Emerging Markets	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Equity Securities	Principal	Principal	Principal	Not Applicable
Exchange Traded Funds (ETFs)	Non-Principal	Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Not Applicable	Non-Principal	Principal
Foreign Securities	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Principal
Hedging	Non-Principal	Not Applicable	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Principal
Index Funds	Not Applicable	Principal	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable(2)	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Real Estate Investment Trusts	Non-Principal	Non-Principal	Principal	Not Applicable
Real Estate Securities	Non-Principal	Non-Principal	Principal	Not Applicable
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Royalty Trusts	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Securitized Products	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Principal	Principal	Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Principal	Not Applicable

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2)	The Index Fund may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by the fund are rated below-investment-grade (sometimes called "junk") or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.
Commodity Index-Linked Notes
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. The value of commodities may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. Funds may seek exposure to commodity markets through investments in commodity index-linked notes, which are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose the fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, the fund may receive more or less principal than it originally invested. The fund may also receive interest payments on the note that are less than the stated coupon interest payments.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, the fund will treat a convertible security as either a fixed-income or equity security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.

Derivatives
A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from loss due to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts or currency swaps for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward and swap contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.
The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The risks associated with derivative investments include:

•
the risk that the underlying security, currency, interest rate, market index, or other financial asset will not move in the direction Principal Management Corporation (“Principal”) and/or Sub-Advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.
A fund may enter into credit default swap agreements as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

Forward, swap, and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward, swap, or futures contract and the resulting inability to close a forward, swap, or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.
For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.
Emerging Markets
Principal Management Corporation ("Principal") defines emerging market securities as those issued by:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Usually, the term "emerging market country" means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond). These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging (also called "developing") countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the fund’s portfolios and their related indexes will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Exchange Traded Funds ("ETFs")
Generally, ETFs invest in a portfolio of stocks, bonds or other assets. Often ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

•
Interest Rate Changes:  Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.  Conversely, floating rate securities will not generally increase in value if interest rates decline. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

•
Credit Risk:  Fixed-income security prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

Foreign Securities
Principal defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
Fund of Funds
The performance and risks of each Principal LifeTime Fund, Principal LifeTime Hybrid Fund and Strategic Asset Management ("SAM") Portfolio (singly, “a fund of funds” and collectively, “the funds of funds”) directly correspond to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.
As of October 31, 2014, the Principal LifeTime Funds’, Principal LifeTime Hybrid Funds', and SAM Portfolios’ assets were allocated among the underlying funds as identified in the following tables.

Underlying Fund	Principal LifeTime 2010 Fund	Principal LifeTime 2015 Fund	Principal LifeTime 2020 Fund	Principal LifeTime 2025 Fund	Principal LifeTime 2030 Fund	Principal LifeTime 2035 Fund
Bond & Mortgage Securities	19.03%	17.76%	14.34%	13.82%	11.36%	8.16%
Core Plus Bond I *	11.16	10.59	9.12	7.22	4.95	4.28
Diversified International	4.46	5.03	5.64	6.15	6.63	7.34
Diversified Real Asset	3.77	3.98	2.83	2.54	2.36	1.85
Equity Income	5.02	4.40	3.14	—	—	—
Global Diversified Income	5.07	3.45	2.13	1.20	—	—
Global Multi-Strategy	2.69	2.67	2.64	2.76	2.72	2.45
Global Opportunities	1.65	3.41	4.84	5.01	4.94	5.40
Global Real Estate Securities	—	—	3.22	4.17	4.82	5.33
High Yield I	2.71	2.17	1.90	1.78	1.91	1.88
Inflation Protection	5.07	4.32	3.25	2.68	2.13	1.29
International Emerging Markets	1.43	1.90	2.55	2.89	3.25	3.91
LargeCap Growth	—	—	—	1.97	2.97	3.19
LargeCap Growth I	5.94	7.54	8.85	9.74	11.39	12.64
LargeCap S&P 500 Index	3.72	4.97	6.05	6.82	6.88	7.37
LargeCap Value	2.19	3.16	4.31	4.97	5.12	5.65
LargeCap Value III	3.59	5.24	7.01	8.28	8.88	9.70
MidCap	4.30	2.81	1.55	0.77	—	—
MidCap Growth III	—	0.99	1.97	2.57	3.18	3.28
MidCap Value III	—	1.06	2.00	2.68	3.17	3.37
Overseas	4.33	4.96	5.69	6.24	7.52	7.29
Preferred Securities	—	—	—	2.26	2.01	1.63
Short-Term Income	10.99	6.64	3.39	—	—	—
SmallCap Growth I	1.38	1.44	1.72	1.69	1.89	1.98
SmallCap Value II	1.51	1.49	1.85	1.80	1.93	2.00
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
* The Core Plus Bond Fund I was acquired by the Bond and Mortgage Securities Fund on or about February 20, 2015.

Underlying Fund	Principal LifeTime 2040 Fund	Principal LifeTime 2045 Fund	Principal LifeTime 2050 Fund	Principal LifeTime 2055 Fund	Principal LifeTime 2060 Fund	Principal LifeTime Strategic Income Fund
Bond & Mortgage Securities	5.54%	3.63%	1.67%	1.31%	1.90%	24.33%
Core Plus Bond I *	2.97	2.19	1.25	1.07	0.55	13.61
Diversified International	8.17	8.44	8.86	8.75	9.15	2.14
Diversified Real Asset	1.69	1.44	1.34	1.39	1.46	4.66
Equity Income	—	—	—	—	—	6.37
Global Diversified Income	—	—	—	—	—	6.17
Global Multi-Strategy	2.26	2.06	1.75	1.70	1.96	2.74
Global Opportunities	5.78	6.15	6.41	6.63	6.71	0.93
Global Real Estate Securities	5.12	5.39	5.69	5.45	5.70	—
High Yield I	1.83	1.84	1.92	1.87	1.95	3.58
Inflation Protection	—	—	—	—	—	6.56
International Emerging Markets	4.12	3.87	4.36	4.38	4.90	0.61
LargeCap Growth	3.81	3.92	4.10	4.16	3.78	—
LargeCap Growth I	13.46	13.29	14.28	14.34	13.93	3.17
LargeCap S&P 500 Index	7.69	8.24	8.03	8.42	8.27	2.29
LargeCap Value	6.20	6.46	6.50	6.45	6.07	—
LargeCap Value III	10.69	11.22	11.56	11.66	11.44	—
MidCap	—	—	—	—	—	2.61
MidCap Growth III	3.47	3.45	3.58	3.33	3.52	—
MidCap Value III	3.25	3.54	3.33	3.55	3.53	—
Overseas	8.11	8.58	8.99	9.13	8.94	2.23
Preferred Securities	1.57	1.99	2.05	1.93	2.00	—
Short-Term Income	—	—	—	—	—	16.57
SmallCap Growth I	2.11	2.07	2.13	2.22	2.12	0.69
SmallCap Value II	2.15	2.23	2.19	2.27	2.14	0.73
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
* The Core Plus Bond Fund I was acquired by the Bond and Mortgage Securities Fund on or about February 20, 2015.

Underlying Fund	Principal LifeTime Hybrid 2015 Fund	Principal LifeTime Hybrid 2020 Fund	Principal LifeTime Hybrid 2025 Fund	Principal LifeTime Hybrid 2030 Fund	Principal LifeTime Hybrid 2035 Fund	Principal LifeTime Hybrid 2040 Fund
Bond Market Index	32.63%	25.94%	22.67%	17.30%	13.04%	10.16%
Diversified International	11.21	13.29	14.84	16.14	17.74	19.40
Diversified Real Asset	4.14	3.59	2.74	2.55	2.10	1.81
Global Real Estate Securities	—	2.63	4.05	4.83	5.35	5.50
High Yield I	5.47	5.45	5.44	4.94	4.69	3.95
Inflation Protection	4.47	3.37	2.96	2.47	1.48	—
International Emerging Markets	1.90	2.89	3.43	3.82	4.11	4.36
LargeCap S&P 500 Index	24.44	28.95	32.65	35.87	38.44	40.92
MidCap S&P 400 Index	4.90	5.91	6.60	7.10	7.70	8.25
Short-Term Income	7.41	3.94	—	—	—	—
SmallCap S&P 600 Index	3.43	4.05	4.62	4.98	5.34	5.65
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Underlying Fund	Principal LifeTime Hybrid 2045 Fund	Principal LifeTime Hybrid 2050 Fund	Principal LifeTime Hybrid 2055 Fund	Principal LifeTime Hybrid 2060 Fund	Principal LifeTime Hybrid Income Fund
Bond Market Index	7.45%	4.98%	4.19%	4.19%	45.41%
Diversified International	20.66	21.63	21.92	21.92	4.81
Diversified Real Asset	1.66	1.61	1.46	1.46	4.95
Global Real Estate Securities	5.60	5.71	5.76	5.76	—
High Yield I	2.96	2.46	2.22	2.22	5.49
Inflation Protection	—	—	—	—	6.98
International Emerging Markets	4.65	4.80	4.95	4.95	0.70
LargeCap S&P 500 Index	42.45	43.84	44.33	44.33	11.00
MidCap S&P 400 Index	8.66	8.85	9.01	9.01	2.26
Short-Term Income	—	—	—	—	16.86
SmallCap S&P 600 Index	5.91	6.12	6.17	6.17	1.54
	100.00%	100.00%	100.00%	100.00%	100.00%

Underlying Fund	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Blue Chip	2.58%	1.74%	3.32%	0.99%	4.18%
Bond & Mortgage Securities	1.14	2.33	—	3.73	—
Diversified International	8.76	5.80	11.38	2.52	9.35
Diversified Real Asset	—	—	1.43	—	—
Equity Income	12.66	8.53	16.96	8.13	19.18
Global Diversified Income	1.47	2.45	—	4.79	—
Global Multi-Strategy	4.57	3.98	5.13	—	—
Global Real Estate Securities	1.02	0.98	1.08	1.03	1.73
Government & High Quality Bond	8.57	14.15	2.67	14.13	—
High Yield	1.79	3.06	0.58	4.99	—
Income	13.55	22.65	4.91	29.57	—
International Emerging Markets	2.11	1.36	2.76	0.96	4.62
LargeCap Growth	7.88	5.41	10.56	4.06	18.13
LargeCap Growth II	2.23	1.48	2.66	—	2.57
LargeCap Value	10.71	7.40	13.83	5.57	18.92
MidCap	2.71	1.82	3.33	—	1.59
Preferred Securities	1.20	1.97	0.50	3.82	—
Principal Capital Appreciation	6.73	4.55	8.91	1.86	10.73
Short-Term Income	3.40	5.78	1.14	8.38	—
SmallCap Growth I	2.14	1.39	2.65	1.03	2.46
SmallCap Value II	2.64	1.70	3.44	—	3.67
Small-MidCap Dividend Income	2.13	1.47	2.75	4.43	2.89
	100.00%	100.00%	100.00%	100.00%	100.00%
Each fund of funds indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the Underlying Funds.
If you are considering investing in a Principal LifeTime Fund or Principal LifeTime Hybrid Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund or Principal LifeTime Hybrid Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund or Principal LifeTime Hybrid Fund whose stated date is closest to the date the shareholder retires. Choosing a fund targeting an earlier date represents a more conservative choice; choosing a fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds or Principal LifeTime Hybrid Fund are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

There are five Strategic Asset Management ("SAM") Portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth. The SAM Portfolios offer long-term investors different asset allocation strategies having different levels of potential investment risk and reward. The SAM Portfolios share the same risks but often with different levels of exposure. In general, relative to the other Portfolios:

•	the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk,

•
the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk,

•
the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk,

•	the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk, and

•	the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.
Funds of funds can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until its sub-advisor determines that it is appropriate to dispose of them.
Geographic Concentration
Potential investors should consider the possibility of greater risk arising from the geographic concentration (a particular state, such as California or Illinois, or a particular country or region) of their investments, as well as the current and past financial condition of municipal issuers in the case of a municipal fund. In addition to factors affecting the state or regional economy, certain constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences affecting municipal obligations. See the SAI for a more detailed description of these risks.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase. Each of the Principal LifeTime Funds, Principal LifeTime Hybrid Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.
High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if Principal or Sub-Advisor thinks it is in the best interest of shareholders.
Index Funds
Index funds generally attempt to mirror the investment performance of the index by allocating the fund's assets in approximately the same weightings as the index. However, it is unlikely that the fund's performance will perfectly correlate with the index performance for a variety of reasons. The correlation between fund performance and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares. Because of the difficulty and expense of executing relatively small securities trades, index funds may not always be invested in the less heavily weighted securities and may at times be weighted differently than the index.
Industry Concentration
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the fund’s performance will be affected by such factors.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Inverse Floating Rate Investments
Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate investments in which these funds may invest may include derivative instruments, such as residual interest bonds or tender option bonds. Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by these funds. These funds generally invest in inverse floating rate investments that include embedded leverage, thus exposing these funds to greater risks and increased costs. The market value of a "leveraged" inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. A fund making such an investment will segregate on its books liquid securities having a value equal to the market value of the bonds underlying the "leveraged" inverse floating rate investment.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Management Risk
If Principal's and/or a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

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Active Management: The performance of a fund that is actively managed will reflect in part the ability of Principal and/or Sub-Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Actively managed funds are prepared to invest in securities, sectors, or industries differently from the benchmark.

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Passive Management: Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and/or exchange traded funds on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.
Master Limited Partnerships
Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes.

As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in the fund.
Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.
Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets.  Both events reduce fund performance.
No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests.
Preferred Securities
Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts
Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Repurchase Agreements
Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Securitized Products
Securitized products are fixed income instruments that represent interest in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s). The fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.

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Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans are prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

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Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. Certain CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests usually influences the interest rate, credit, and prepayment risks.

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Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, truck and auto loans, student loans, leases and credit card receivables. Asset-backed securities entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.

Short Sales
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after a fund borrows the security, the fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.

Small and Medium Market Capitalization Companies
Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Temporary Defensive Measures
From time to time, as part of its investment strategy, funds may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, the fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.
There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.
The Money Market Fund may invest in high-quality money market securities at any time.
Underlying Funds
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Principal is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund, SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds, Principal Real Estate Investors, LLC ("Principal-REI") is sub-advisor to the Real Estate Allocation Fund, and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. PGI, Principal-REI or Edge also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, Principal-REI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds that it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of October 31, 2014, PFI SAM Portfolios, PFI Principal LifeTime Funds, PFI Principal LifeTime Hybrid Funds, PFI Real Estate Allocation Fund*, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
Bond & Mortgage Securities Fund	84.53%
Diversified International Fund	54.63%
Equity Income Fund	38.16%
Global Diversified Income Fund	6.02%
Global Real Estate Securities Fund	55.69%
Government & High Quality Bond Fund	62.14%
High Yield Fund	7.99%
High Yield Fund I	32.00%
Income Fund	63.92%
Inflation Protection Fund	59.68%
International Emerging Markets Fund	61.05%
LargeCap Growth Fund	59.26%
LargeCap Growth Fund I	38.94%
LargeCap Growth Fund II	26.71%
LargeCap S&P 500 Index Fund	44.16%
LargeCap Value Fund	85.77%
LargeCap Value Fund III	80.80%
MidCap Fund	6.21%
MidCap Growth Fund III	49.29%
MidCap S&P 400 Index Fund	17.60%
MidCap Value Fund III	73.10%
Overseas Fund	75.71%
Principal Capital Appreciation Fund	42.67%
Short-Term Income Fund	43.34%
SmallCap Growth Fund I	44.75%
SmallCap S&P 600 Index Fund	18.73%
SmallCap Value Fund II	59.43%
* The Real Estate Allocation Fund did not exist prior to October 31, 2014.

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.
MANAGEMENT OF THE FUNDS
The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.
Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is 655 9th Street, Des Moines, IA 50392.
Principal provides investment advisory services with respect to 10-35% of the assets of the following Funds:
LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, SmallCap Growth Fund I, and SmallCap Value Fund II. The remaining assets in each of these Funds will be managed by the sub-advisor(s) named in the prospectus.
Principal provides these investment advisory services through a portfolio manager who functions as a co-employee of Principal and Principal Global Investors, LLC ("PGI") under an investment service agreement. Through the agreement, the portfolio manager has access to PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager also has access to PGI's trading staff and trade execution capabilities along with PGI's order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.
Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to assist in providing those investment advisory services. The portfolio managers Principal has appointed for each Principal LifeTime Fund are James W. Fennessey, Jeffrey R. Tyler, and Randy L. Welch. The portfolio manager PGI has appointed for each Principal LifeTime Fund is Matthew D. Annenberg. Messrs. Fennessey, Tyler, Welch, and Annenberg work as a team, sharing day-to-day management of the Principal LifeTime Funds; however, Mr. Tyler has ultimate decision making authority.
Principal provides investment advisory services to each of the Principal LifeTime Hybrid Funds directly. The portfolio managers Principal has appointed for each Principal LifeTime Hybrid Fund are James W. Fennessey, Jeffrey R. Tyler, and Randy L. Welch. Fennessey, Tyler and Welch work as a team, sharing day-to-day management of the Principal LifeTime Hybrid Funds; however, Mr. Tyler has ultimate decision making authority. Additional information about the portfolio managers follows. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.
James W. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting, and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds and is a member of the Principal Funds Investment Committee. Mr. Fennessey earned a B.S. in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Jeffrey R. Tyler joined Principal in 2011. Prior to that, Mr. Tyler was the Chief Investment Officer at EXOS Partners. From 1988-2009, Mr. Tyler was Senior Vice President, Senior Portfolio Manager, and Manager of Taxable Fixed Income for American Century. He earned a B.A. in Business Economics and Accounting from the University of California, Santa Barbara and a Master of Management in Finance and Economics from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Tyler has earned the right to use the Chartered Financial Analyst designation.
Randy L. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned a B.A. in Business/Finance from Grand View College and an M.B.A. from Drake University.
Cash Management Program
The following Funds have adopted a special cash management program, which is executed by Principal: International Fund I, LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, SmallCap Growth Fund I, and SmallCap Value Fund II.
Each Fund in the cash management program has cash available in its portfolio to meet redemption requests and to pay expenses. Additionally, each Fund receives cash when shareholders purchase shares. Each Fund invests its cash in money market investments and in stock index futures contracts reflecting the Fund's market capitalization to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. Principal believes that, over the long term, this strategy will enhance the investment performance of the Funds.
The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services to the portion of the assets of a specific Fund allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.
Some of the Sub-Advisors may enter into co-employee agreements, investment service agreements, dual employee agreements, or other similar agreements with advisers with which they are affiliated. Through the agreements, the Sub-Advisor’s portfolio manager usually is accorded access to the portfolio management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff of the affiliated investment advisory firm. Likewise, through the agreements, the portfolio manager usually has access to the trading staff and trade execution capabilities along with the order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system of the affiliated investment advisory firm.
Several of the Funds have multiple Sub-Advisors. For those Funds (except the Global Diversified Income Fund), a team at Principal, consisting of James Fennessey and Randy Welch, determines the portion of the Fund's assets each Sub-Advisor will manage and may, from time-to-time, reallocate Fund assets between the Sub- Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors. This team shares equally in the day-to-day portfolio management responsibility and agrees on allocation decisions.
The Global Diversified Income Fund has multiple Sub-Advisors and a team at Principal, consisting of Jake S. Anonson, Jessica S. Bush, Marcus W. Dummer, James W. Fennessey, Kelly A. Grossman, and Benjamin E. Rotenberg, determines the portion of the Fund’s assets each Sub-Advisor will manage and may reallocate Fund assets among the Sub-Advisors from time-to-time. This team shares day-to-day portfolio management, sharing authority, with no limitation on the authority of one portfolio manager in relation to another. The decision to reallocate Fund assets between the Sub-Advisors may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
Jake S. Anonson joined the Principal Financial Group in 2012. He worked at Miles Capital from 2010 - 2012. Before that, Mr. Anonson worked at Principal Financial Group. Mr. Anonson is a Senior Portfolio Strategist for Principal and a member of the Principal Funds Investment Committee. He is responsible for conducting research, assessing risk, and making relative value recommendations relating to the equity component of the Principal Portfolio Construction StrategiesSM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). Mr. Anonson earned a B.A. and B.S. from the University of Northern Iowa and an M.B.A. from Iowa State University. Mr. Anonson has earned the right to use the Chartered Financial Analyst designation.
Jessica S. Bush joined the Principal Financial Group in 2006. Ms. Bush is an Investment Strategist for Principal and a member of the Principal Funds Investment Committee. She is responsible for the manager selection, oversight, and asset allocation decisions for the Principal Portfolio Construction StrategiesSM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). Previously, Ms. Bush was a Senior Research Analyst responsible for analyzing, interpreting, and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Ms. Bush earned a B.A. in Business Administration from the University of Michigan. She has earned the right to use the Chartered Financial Analyst designation.
Marcus W. Dummer joined the Principal Financial Group in 2003. Mr. Dummer is a Senior Portfolio Strategist for Principal and a member of the Principal Funds Investment Committee. He is responsible for conducting research, assessing risk, and making relative value recommendations relating to the fixed income component of the Principal Portfolio Construction StrategiesSM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). Mr. Dummer earned a bachelor’s degree in Finance and an M.B.A. from the University of Utah.

Kelly A. Grossman joined the Principal Financial Group in 1991. She is a Senior Product Manager at Principal and a member of the Principal Funds Investment Committee. Before that, she was a Managing Director within the Capital Markets and Structured Products Group at Principal Global Investors. Ms. Grossman earned a B.A. in Mathematics and Computer Science from the University of Northern Iowa. She is a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.
Benjamin E. Rotenberg joined the Principal Financial Group in 2014. Before that, he served as Managing Director with Cliffwater LLC. Mr. Rotenberg is a Senior Portfolio Strategist for Principal and a member of the Principal Funds Investment Committee. In this role, he is responsible for risk assessment within the alternative strategies as well as supporting the portfolio decision-making process for the Principal Portfolio Construction StrategiesSM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). He earned a bachelor’s degree in International Relations and Russian from Pomona College. Mr. Rotenberg has earned the right to use the Chartered Financial Analyst designation.
The Fund summaries identified the portfolio managers and the funds they manage. Additional information about the portfolio managers follows. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105, was founded in 1971 as an independent investment advisor registered with the SEC.
AllianceBernstein is the sub-advisor for a portion of the assets of the SmallCap Growth Fund I.

Sub-Advisor:	American Century Investment Management, Inc. (“American Century”), American Century Tower, 4500 Main Street, Kansas City, MO 64111, was founded in 1958.
American Century is the sub-advisor for a portion of the assets of the LargeCap Growth Fund II.

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is an investment advisory firm that was founded in 1979.
BHMS is the sub-advisor for a portion of the assets of the LargeCap Value Fund III, a portion of the assets of the MidCap Value Fund III, and a portion of the assets of the Overseas Fund.

Sub-Advisor:
BlackRock Financial Management, Inc. (“BlackRock”), 55 East 52nd Street, New York, New York 10055, is a registered investment adviser organized in 1994. BlackRock and its affiliates manage investment company and other portfolio assets.

BlackRock is the sub-advisor for the Inflation Protection Fund.
The Inflation Protection Fund is managed by a team of financial professionals at BlackRock. The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.
Gargi Chaudhuri has been with BlackRock since 2010. Ms. Chaudhuri earned a B.A. in Accounting from Ohio Wesleyan University.
Martin Hegarty has been with BlackRock since 2010. He earned a B.S. in Economics from Rhodes University, South Africa.

Sub-Advisor:
Brown Advisory, LLC (“Brown”), 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, is a registered investment adviser that works with institutions, corporations, nonprofits, families and individuals.

Brown is the sub-advisor for a portion of the assets of the LargeCap Growth Fund I and a portion of the assets of the SmallCap Growth Fund I.

Sub-Advisor:	Causeway Capital Management LLC (“Causeway”), 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, is a registered investment adviser founded in 2001.
Causeway is the sub-advisor for a portion of the assets of the Overseas Fund.

Sub-Advisor:
ClearBridge Investments, LLC (“ClearBridge”), 620 8th Avenue, New York, NY 10018, formed in 2005, is a registered investment advisor offering a variety of products and services to institutions and individuals.

ClearBridge is the sub-advisor for a portion of the assets of the LargeCap Blend Fund II.

Sub-Advisor:
Colonial First State Asset Management (Australia) Limited (“Colonial First State”), Level 3, Darling Park Tower 1, 201 Sussex Street, Sydney NSW 2000, is a global asset manager, which has experience across a range of asset classes and specialist investment sectors.  Colonial First State manages investments on behalf of institutional investors, pension funds, wholesale distributors and platforms, financial advisers and their clients.

Colonial First State is one of the sub-advisors for the publicly-listed infrastructure portion of the Global Diversified Income Fund.

Sub-Advisor:
Columbus Circle Investors (“CCI”), Metro Center, One Station Place, Stamford, CT 06902, founded in 1975, manages growth-oriented portfolios in Large Cap, Mid Cap, SMID, and Small Cap categories for domestic equities. CCI specializes in the management of discretionary accounts for a variety of organizations. CCI also offers advisory services for mutual funds and high net worth individuals.

CCI is the sub-advisor for the LargeCap Growth Fund, the MidCap Growth Fund and a portion of the assets of the SmallCap Growth Fund I.
For the LargeCap Growth Fund, Anthony Rizza is the lead Portfolio Manager, and Thomas J. Bisighini, as Co-Portfolio Manager, has responsibility for research and supports Mr. Rizza on the day-to-day management of the Fund.
For the MidCap Growth Fund, Clifford G. Fox is the lead Portfolio Manager and Michael Iacono and Katerina Wasserman are Co-Portfolio Managers. Mr. Fox has the final decision making authority, but Mr. Iacono and Ms. Wasserman have the authority to execute trades in Mr. Fox’s absence.
Thomas J. Bisighini has been with CCI since 2004. He earned a B.S. from Bentley College and an M.B.A. in Finance from Fordham University. Mr. Bisighini has earned the right to use the Chartered Financial Analyst designation.
Clifford G. Fox has been with CCI since 1992. He earned an M.B.A. from the Stern School of Business, New York University and a B.S. in Economics from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation.
Michael Iacono has been with CCI since 1997. He earned a B.S. in Accounting from Boston College. Mr. Iacono is a CPA and has earned the right to use the Chartered Financial Analyst designation.
Anthony Rizza has been with CCI since 1991. He earned a B.S. in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation.
Katerina Wasserman has been with CCI since 2000. She earned a B.S. in Biochemistry from the State University of New York at Stony Brook and a Master’s of Public Administration from the Robert F. Wagner Graduate School at New York University.

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”), 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453, is an SEC registered investment advisor. DDJ was formed in 1996 and presently manages opportunistic high yield, core high yield, senior loan, and strategic income strategies for U.S. and international institutional investors.

DDJ is one of the sub-advisors for the high yield portion of the Global Diversified Income Fund.

Sub-Advisor:	Dimensional Fund Advisors LP (“Dimensional”), 6300 Bee Cave Road, Building One, Austin, TX 78746, is a registered investment advisor organized in 1981.
Dimensional is the sub-advisor for a portion of the assets of the SmallCap Value Fund II.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”), 601 Union Street, Suite 2200, Seattle, WA 98101-1377, has been in the business of investment management since 1944.
Edge is the sub-advisor for the Equity Income Fund, the Government & High Quality Bond Fund, the Income Fund, the Principal Capital Appreciation Fund, the Short-Term Income Fund, the SAM Balanced Portfolio, the SAM Conservative Balanced Portfolio, the SAM Conservative Growth Portfolio, the SAM Flexible Income Portfolio, and the SAM Strategic Growth Portfolio.
The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.
Charles D. Averill has been with Edge since 1990 and previously was a Senior Quantitative Analyst. He earned a bachelor’s degree in Economics from Reed College and an M.A. in Economics from Princeton University. Mr. Averill has earned the right to use the Chartered Financial Analyst designation.
Daniel R. Coleman joined Edge in 2001 and has held various investment management roles on the equity team, including Portfolio Manager and some senior management roles. He earned a bachelor's degree in Finance from the University of Washington and an M.B.A. from New York University.
Jill R. Cuniff became President of Edge in 2009 and became Portfolio Manager in 2010. She earned a bachelor’s degree in Business Finance from Montana State University.
Philip M. Foreman has been with Edge since 2002. He earned a bachelor’s degree in Economics from the University of Washington and an M.B.A. from the University of Puget Sound. Mr. Foreman has earned the right to use the Chartered Financial Analyst designation.
John R. Friedl has been with Edge since 1998. He earned a B.A. in Communications and History from the University of Washington and a master's degree in Finance from Seattle University. Mr. Friedl has earned the right to use the Chartered Financial Analyst designation.
Todd A. Jablonski has been with Edge since 2010. He earned a bachelor’s degree in Economics from the University of Virginia and an M.B.A. with an emphasis in Quantitative Finance from New York University's Stern School of Business. Mr. Jablonski has earned the right to use the Chartered Financial Analyst designation.
Ryan P. McCann has been a Portfolio Manager for Edge since 2010. He earned a B.A. in Business Administration from Washington State University. Mr. McCann has earned the right to use the Chartered Financial Analyst designation.
Scott J. Peterson has been with Edge since 2002. He earned a bachelor’s degree in Mathematics from Brigham Young University and an M.B.A. from New York University’s Stern School of Business. Mr. Peterson has earned the right to use the Chartered Financial Analyst designation.
David W. Simpson has been with Edge since 2003. He earned a bachelor's degree from the University of Illinois and an M.B.A. in Finance from the University of Wisconsin. Mr. Simpson has earned the right to use the Chartered Financial Analyst designation.
Greg L. Tornga joined Edge in 2011. Previously, Mr. Tornga worked at Payden & Rygel Investment Management in Los Angeles. He earned a bachelor’s degree from the University of Michigan and an M.B.A. from the Argyros School of Business at Chapman University. Mr. Tornga has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:
Emerald Advisers, Inc. (“Emerald”), 3175 Oregon Pike, Leola, PA 17540, was incorporated in 1991 and manages institutional separate account and mutual fund investment portfolios for corporations, public and private pension funds, and for individual retail investors.

Emerald is the sub-advisor for a portion of the assets of the SmallCap Growth Fund I.

Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, NY 10282, has been registered as an investment adviser with the SEC since 1990.
GSAM is the sub-advisor for a portion of the assets of the MidCap Value Fund I.

Sub-Advisor:
Guggenheim Partners Investment Management, LLC ("Guggenheim"), 100 Wilshire Boulevard, Suite 500 Santa Monica CA 90401, is an SEC registered investment adviser that provides investment advisory services to institutional clients including public pensions, corporate pensions, foundations, insurance companies and family offices.

Guggenheim is the sub-advisor for the call option overwriting portion of the Global Diversified Income Fund and one of the sub-advisors for the high yield portion of the Global Diversified Income Fund.

Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 270 Park Avenue, New York, NY 10017, is an SEC registered investment advisor.
J.P. Morgan is the sub-advisor for a portion of the assets of the High Yield Fund I.
For the portion of the assets allocated to this firm, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
James E. Gibson has been with J.P. Morgan since 2005. He earned a B.S. in Finance from the University of Cincinnati College of Business Administration.
William J. Morgan has been with J.P. Morgan since 2005. He earned a B.A. in History from Kenyon College and an M.B.A. from Xavier University.
James P. Shanahan, Jr. has been with J.P. Morgan since 2005. He earned a B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law.

Sub-Advisor:
Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, founded in 2002, is a registered investment adviser offering risk-controlled, active equity management services to a broad range of institutional investors.

Los Angeles Capital is the sub-advisor for a portion of the assets of the MidCap Value Fund I and a portion of the assets of the SmallCap Value Fund II.

Sub-Advisor:	Neuberger Berman Fixed Income LLC (“Neuberger Berman”), 190 South LaSalle Street, Chicago, IL 60603, is an investment adviser registered with the SEC.
Neuberger Berman is the sub-advisor for a portion of the assets of the High Yield Fund I.
For the portion of the assets allocated to this firm, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
Ann H. Benjamin has been with Neuberger Berman (and its predecessors) since 1997. She earned a B.A. in Economics from Chatham College and a master’s degree in Finance from Carnegie Mellon University.
William (Russ) Covode has been with Neuberger Berman since 2006. He earned a B.A. in Economics from Colorado College and an M.B.A. from the University of Chicago.
Daniel Doyle has been with Neuberger Berman since 2012. Before that, Mr. Doyle was Managing Director at SunTrust Robinson Humphrey. He earned a B.S. from Northern Illinois University and an M.B.A. from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Thomas P. O’Reilly has been with Neuberger Berman (and its predecessors) since 1997. He earned a B.S. in Finance from Indiana University and an M.B.A. from Loyola University. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Origin Asset Management LLP ("Origin"), One Carey Lane, London, EC2V 8AE, UK manages global equity securities for institutional clients.
Origin is the sub-advisor for the International Fund I.
The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
John Birkhold has been with Origin since 2009. He earned a B.S. and M.E. in Systems Engineering from the University of Virginia and an M.B.A. in Finance from the University of Chicago.
Chris Carter has been with Origin since 2005. Mr. Carter is a graduate of Gonville & Caius College, University of Cambridge, with an M.A. Honours Degree in Economics and Philosophy.
Nigel Dutson has been with Origin since 2005. Mr. Dutson is a graduate of Surrey University with a B.Sc. Joint Honours Degree in Mathematics & Economics.
Tarlock Randhawa has been with Origin since 2005. Mr. Randhawa is a graduate of Brunel University with a B.Sc. Joint Honours Degree in Mathematics & Management.
Nerys Weir has been with Origin since 2008. Ms. Weir is a graduate of Leicester University with a B.A. Honours Degree in Ancient History and Archaeology.

Sub-Advisor:
Post Advisory Group, LLC (“Post”), 1620 26th Street, Suite 6500N, Santa Monica, CA 90404, founded in 1992, is a global investment manager specializing in high yield securities with a multi-strategy, value-oriented investment approach.

Post is one of the sub-advisors for the high yield portion of the Global Diversified Income Fund.

Sub-Advisor:
Principal Global Investors, LLC (“PGI”), 801 Grand Avenue, Des Moines, IA 50392, manages equity and fixed-income investments, primarily for institutional investors. PGI's other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund, the California Municipal Fund, the Diversified International Fund, the High Yield Fund, the International Emerging Markets Fund, the LargeCap S&P 500 Index Fund, the LargeCap Value Fund, the MidCap Fund, the MidCap S&P 400 Index Fund, the Money Market Fund, the Principal LifeTime 2010 Fund, the Principal LifeTime 2015 Fund, the Principal LifeTime 2020 Fund, the Principal LifeTime 2025 Fund, the Principal LifeTime 2030 Fund, the Principal LifeTime 2035 Fund, the Principal LifeTime 2040 Fund, the Principal LifeTime 2045 Fund, the Principal LifeTime 2050 Fund, the Principal LifeTime 2055 Fund, the Principal LifeTime 2060 Fund, the Principal LifeTime Strategic Income Fund, the SmallCap Blend Fund, the SmallCap S&P 600 Index Fund, the Tax-Exempt Bond Fund, the global value equity portion of the Global Diversified Income Fund, and a portion of the assets of the MidCap Value Fund III.
As reflected in the fund summaries, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, except the MidCap Fund and where noted in the Management of the Funds section describing the management of the Principal LifeTime Funds, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. For the MidCap Fund, Mr. Nolin and Mr. Rozycki work as a team, sharing day-to-day management of the Fund; however, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may execute trades in Mr. Nolin's absence.
Matthew D. Annenberg has been with PGI since 2012. Prior to PGI, he was Managing Director at K2 Advisors and at ABM AMRO Bank. He earned a bachelor's degree in Finance from Harvard College. Mr. Annenberg has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong has been with PGI since 1992. He earned a bachelor’s degree from Kearney State College and an M.B.A. from the University of Iowa. Mr. Armstrong has earned the right to use the Chartered Financial Analyst designation.
Paul H. Blankenhagen has been with PGI since 1992. He earned a bachelor’s degree in Finance from Iowa State University and a master’s degree from Drake University. Mr. Blankenhagen has earned the right to use the Chartered Financial Analyst designation.
Juliet Cohn has been with PGI since 2003. As a co-employee of PGI and Principal Global Investors (Europe) Limited (“PGI Europe”), Ms. Cohn manages Principal Fund assets as an employee of PGI. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge, England.
Mark P. Denkinger has been with PGI since 1990. He earned a bachelor’s degree in Finance and an M.B.A. with a Finance emphasis from the University of Iowa. Mr. Denkinger has earned the right to use the Chartered Financial Analyst designation.
Mihail Dobrinov has been with PGI since 1995. He earned an M.B.A. in Finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation.
Joel Fortney has been with PGI since 2001. He earned a bachelor's degree in Finance from the University of Iowa and an M.B.A. from University of Chicago Booth School of Business. Mr. Fortney has earned the right to use the Chartered Financial Analyst designation.
Arild Holm has been with PGI since 2002. He earned a bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England) and an M.B.A. in Finance from the University of Colorado. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.
Thomas L. Kruchten has been with PGI since 2005. He earned a B.A. in Finance from the University of Northern Iowa. Mr. Kruchten has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa.
James Noble has been with PGI since 2010. He earned a bachelor’s degree in Finance and an M.B.A. from Hofstra University.
K. William Nolin has been with PGI since 1993. He earned a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.
Phil Nordhus has been with PGI since 1990. He earned a bachelor’s degree in Economics from Kansas State University and an M.B.A. from Drake University. Mr. Nordhus has earned the right to use the Chartered Financial Analyst designation.
Brian W. Pattinson has been with PGI since 1994. He earned a bachelor's degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.
Tracy Reeg has been with PGI since 1993. She earned a bachelor’s degree in Finance from the University of Northern Iowa.
Alice Robertson has been with the Principal Financial Group since 1990. She earned a bachelor’s degree in Economics from Northwestern University and a master’s degree in Finance and Marketing from DePaul University.
Tom Rozycki has been with PGI since 2001. He earned a bachelor’s degree in Finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.
Jeffrey A. Schwarte has been with PGI since 1993. He earned a bachelor’s degree in Accounting from the University of Northern Iowa. Mr. Schwarte is a CPA and has earned the right to use the Chartered Financial Analyst designation.
Darrin E. Smith has been with PGI since 2007. He earned a bachelor’s degree in Economics from Iowa State University and an M.B.A. from Drake University. Mr. Smith has earned the right to use the Chartered Financial Analyst designation.

Alan Wang returned to PGI in 2012, where he formerly worked from 2003 to 2008. As a co-employee of PGI and Principal Global Investors (Hong Kong) Limited, Mr. Wang manages Principal Fund assets as an employee of PGI. Previously, he was with Ping An of China Asset Management (Hong Kong) and BlackRock Asia. He earned a bachelor’s degree in Economics and International Finance from Renmin University of China and an M.B.A. from the University of Iowa. Mr. Wang has earned the right to use the Chartered Financial Analyst designation.
Timothy R. Warrick has been with PGI since 1990. He earned a bachelor’s degree in Accounting and Economics from Simpson College and an M.B.A. in Finance from Drake University. Mr. Warrick has earned the right to use the Chartered Financial Analyst designation.
James Welch has been with PGI since 2014. Previously, he was a Senior Portfolio Manager at Castleton Partners, and prior to that, at Standish Mellon Asset Management. He earned a bachelor's degree in Economics from the Pennsylvania State University.
Mohammed Zaidi returned to PGI in 2012, where he formerly worked from 2001 to 2006. As a co-employee of PGI and Principal Global Investors (Singapore) Limited, Mr. Zaidi manages Principal Fund assets as an employee of PGI. Previously, he was with Martin Currie Investment Management and Scottish Widows Investment Partnership. He earned a bachelor’s degree in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Massachusetts Institute of Technology, Sloan School of Management.

Sub-Advisor:
Principal Real Estate Investors, LLC (“Principal - REI”), 801 Grand Avenue, Des Moines, IA 50392, was founded in 2000 and manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors.

Principal - REI is the sub-advisor for the Global Real Estate Securities Fund, the Real Estate Securities Fund, and the global real estate portion of the Global Diversified Income Fund.
The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
Keith Bokota has been with Principal - REI since 2007. He earned a bachelor’s degree in Finance and International Business from Georgetown University. Mr. Bokota has earned the right to use the Chartered Financial Analyst designation.
Simon Hedger has been with Principal - REI since 2003. As a co-employee of Principal - REI and PGI Europe, Mr. Hedger manages Principal Fund assets as an employee of Principal - REI. He earned an M.B.A. from the University of New England and is an associate member of both the Royal Institute of Chartered Surveyors and of the Australian Property Institute. He is a U.K. qualified chartered surveyor (ARICS).
Anthony Kenkel has been with Principal - REI since 2005. He earned a bachelor’s degree in Finance from Drake University and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Kenkel has earned the right to use the Chartered Financial Analyst and Financial Risk Manager designations.
Kelly D. Rush has been with Principal - REI since 2000 and the predecessor firms since 1987. He earned a B.A. in Finance and an M.B.A. in Business Administration from the University of Iowa. Mr. Rush has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:
Robert W. Baird & Co. Incorporated (“Baird”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, was founded in 1919. Baird provides investment management services for individuals and institutional clients including pension and profit sharing plans.

Baird is the sub-advisor for a portion of the assets of the MidCap Growth Fund III.

Sub-Advisor:
Sawgrass Asset Management, LLC (“Sawgrass”), 1579 The Greens Way, Suite 20, Jacksonville Beach, Florida 32250 is a registered investment advisor founded in 1998 that provides active growth equity and fixed income investment management services to institutional investors.

Sawgrass is the sub-advisor for a portion of the assets of LargeCap Growth Fund II.

Sub-Advisor:
Spectrum Asset Management, Inc. (“Spectrum”), 2 High Ridge Park, Stamford, CT 06905, founded in 1987, manages portfolios of preferred securities for corporate, pension fund, insurance and endowment clients, open-end and closed-end mutual funds, and separately managed account programs for high net worth individual investors as well as providing volatility mitigation solutions for some client portfolios.

Spectrum is the sub-advisor for the preferred securities portion of the Global Diversified Income Fund.

Sub-Advisor:
Stone Harbor Investment Partners LP (“Stone Harbor”), 31 West 52nd Street, 16th Floor, New York, New York 10019, was established in 2006 and provides investment advisory services to clients located throughout the world.

Stone Harbor is the sub-advisor for the emerging market debt and European high yield asset portions of the Global Diversified Income Fund.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, has over 75 years of investment management experience.
T. Rowe Price is the sub-advisor for a portion of the assets of the LargeCap Blend Fund II and a portion of the assets of the LargeCap Growth Fund I.

Sub-Advisor:	Tortoise Capital Advisors, L.L.C. ("Tortoise"), 11550 Ash Street, Suite 300, Leawood, Kansas 66211, formed in October 2002, specializes in listed energy investments.
Tortoise is the sub-advisor for the master limited partnership portion of the Global Diversified Income Fund.

Sub-Advisor:	Vaughan Nelson Investment Management, LP (“Vaughan Nelson”), 600 Travis Street, Suite 6300, Houston, Texas 77002, was founded in 1970.
Vaughan Nelson is the sub-advisor for a portion of the assets of the SmallCap Value Fund II.

Sub-Advisor:
W. H. Reaves & Co., Inc. (doing business as Reaves Asset Management), 10 Exchange Place, 18th Floor, Jersey City, NJ  07302, was founded in 1961 as an institutional research firm and is an SEC registered adviser.

Reaves Asset Management is one of the sub-advisors for the publicly-listed infrastructure portion of the Global Diversified Income Fund.

Sub-Advisor:	Westwood Management Corp. (“Westwood”), 200 Crescent Court, Suite 1200, Dallas, Texas 75201, was formed in 1983.
Westwood is the sub-advisor for a portion of the assets of the LargeCap Value Fund III.

Sub-Advisor:
William Blair & Company, L.L.C. (“William Blair”), 222 West Adams Street, Chicago, Illinois 60606, has been an investment advisor since 1947, and provides investment management services to mutual funds, corporate pension plans, endowments and foundations and individual accounts.

William Blair is the sub-advisor for a portion of the assets of the MidCap Growth Fund III.

Fees Paid to Principal
Each Fund pays Principal a fee for its services, which includes the fee Principal pays to the Sub-Advisor.
The management fee schedules for the Funds that have not completed a full fiscal year are as follows:

Management Fee Schedule (as a percentage of the average daily net assets)
Fund	All Assets
Principal LifeTime Hybrid 2015	0.01%
Principal LifeTime Hybrid 2020	0.01%
Principal LifeTime Hybrid 2025	0.01%
Principal LifeTime Hybrid 2030	0.01%
Principal LifeTime Hybrid 2035	0.01%
Principal LifeTime Hybrid 2040	0.01%
Principal LifeTime Hybrid 2045	0.01%
Principal LifeTime Hybrid 2050	0.01%
Principal LifeTime Hybrid 2055	0.01%
Principal LifeTime Hybrid 2060	0.01%
Principal LifeTime Hybrid Income	0.01%
The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2014 was:

Bond & Mortgage Securities Fund	0.51%	Overseas Fund	1.07%
California Municipal Fund	0.45%	Principal Capital Appreciation Fund	0.45%
Diversified International Fund	0.83%	Principal LifeTime 2010 Fund	0.03%
Equity Income Fund	0.51%	Principal LifeTime 2015 Fund	0.03%
Global Diversified Income Fund	0.72%	Principal LifeTime 2020 Fund	0.03%
Global Real Estate Securities Fund	0.87%	Principal LifeTime 2025 Fund	0.03%
Government & High Quality Bond Fund	0.50%	Principal LifeTime 2030 Fund	0.03%
High Yield Fund	0.51%	Principal LifeTime 2035 Fund	0.03%
High Yield Fund I	0.63%	Principal LifeTime 2040 Fund	0.03%
Income Fund	0.49%	Principal LifeTime 2045 Fund	0.03%
Inflation Protection Fund	0.39%	Principal LifeTime 2050 Fund	0.03%
International Emerging Markets Fund	1.17%	Principal LifeTime 2055 Fund	0.03%
International Fund I (1)	0.90%	Principal LifeTime 2060 Fund	0.03%
LargeCap Blend Fund II	0.75%	Principal LifeTime Strategic Income Fund	0.03%
LargeCap Growth Fund	0.62%	Real Estate Securities Fund	0.83%
LargeCap Growth Fund I	0.60%	SAM Balanced Portfolio	0.31%
LargeCap Growth Fund II	0.87%	SAM Conservative Balanced Portfolio	0.31%
LargeCap S&P 500 Index Fund	0.15%	SAM Conservative Growth Portfolio	0.31%
LargeCap Value Fund	0.41%	SAM Flexible Income Portfolio	0.31%
LargeCap Value Fund III	0.76%	SAM Strategic Growth Portfolio	0.31%
MidCap Fund	0.59%	Short-Term Income Fund	0.42%
MidCap Growth Fund	0.65%	SmallCap Blend Fund	0.75%
MidCap Growth Fund III	0.97%	SmallCap Growth Fund I	1.07%
MidCap S&P 400 Index Fund	0.15%	SmallCap S&P 600 Index Fund	0.15%
MidCap Value Fund I	0.98%	SmallCap Value Fund II	0.98%
MidCap Value Fund III	0.64%	Tax-Exempt Bond Fund	0.45%
Money Market Fund	0.39%

(1) Management fees have been restated to reflect current fees. Effective June 3, 2014, the Management Fees were reduced.

Availability of the discussions regarding the the basis for the Board of Directors approval of various management and sub-advisory agreements is as follows:

Annual Report to Shareholders for the period ending October 31, 2014
Fund	Management Agreement	Sub-Advisory Agreement
Principal LifeTime Hybrid Funds	X	N/A
All Other Funds	X	X
Voluntary Waivers
Bond and Mortgage Securities Fund
Principal has voluntarily agreed to limit the Fund’s expenses attributable to Class J shares by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.99%. The expense limit may be terminated at any time.
Money Market Fund
Principal has voluntarily agreed to limit the Fund's expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.
Short-Term Income Fund
Principal has voluntarily agreed to limit the Fund’s expenses attributable to Class J shares by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.00%. The expense limit may be terminated at any time.
Manager of Managers
The Fund operates as a Manager of Managers. Under the conditions of an order previously received from the SEC (the "unaffiliated order"), the Fund and Principal may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.
The SEC has granted an amended exemptive order that expands the relief of the unaffiliated order to allow Principal to enter into and materially amend agreements with wholly-owned affiliated sub-advisors (affiliated sub-advisors which are at least 95% owned, directly or indirectly, by Principal or an affiliated person of Principal) (the "wholly-owned order").
Further, the Fund has applied to the SEC for another amended exemptive order, which if granted would allow Principal to also enter into and materially amend agreements with majority-owned affiliated sub-advisors (affiliated sub-advisors which are at least 50% owned, directly or indirectly, by Principal or an affiliated person of Principal) (the "majority-owned order"). There is no assurance, however, that the SEC will grant the majority-owned order.
Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the unaffiliated order, the wholly-owned order, the majority-owned order, or any future order until it receives approval from its shareholders (or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers).
The shareholders of the following Funds have approved reliance on the majority-owned order, should the SEC grant that relief in the future, and the wholly-owned order: Principal LifeTime Hybrid Funds. The remaining Funds have approved the Fund's reliance on the unaffiliated order.

PRICING OF FUND SHARES
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order (in proper form) at our transaction processing center in Canton, Massachusetts. To process your transaction (purchase, redemption, or exchange) on the day we receive it, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	before the close of trading on the NYSE (normally 3 p.m. Central Time).
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.
If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, we will return the application and check to you.
For all Funds, except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class.
With respect to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds and SAM Portfolios, which invest in other registered investment company funds, each Fund's NAV is calculated based on the NAV of such other registered investment company funds in which the Fund invests.
The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.
Notes:

•
If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

CONTACT PRINCIPAL FUNDS, INC.
Contact information for Principal Funds, Inc. (“Principal Funds”) is as follows:
Mailing Addresses:

Regular Mail	Overnight Mail
Principal Funds	Principal Funds
P.O. Box 8024	30 Dan Road
Boston, MA 02266-8024	Canton, MA 02021-2809
You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
To obtain Automated Clearing House ("ACH") or wire instructions, please contact a Client Relations Specialist.
For additional information about Principal Funds, Inc., go to www.principalfunds.com.
PURCHASE OF FUND SHARES
Principal Funds, Inc. offers funds in multiple share classes: A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S. Funds available in multiple share classes have the same investments, but differing expenses. Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares are available in this prospectus.
The Fund reserves the right to refuse or cancel any purchase orders, including those by exchange, for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
Principal may recommend to the Board, and the Board may elect, to close certain funds or share classes to new investors or to close certain funds or share classes to new and existing investors.
Principal Funds will not issue certificates for shares.
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, Principal, any Sub-Advisor, or PFD.
Procedures for Opening an Account and Making an Investment
Classes A and C Shares
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting our website to obtain the appropriate forms.
Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional before making decisions about the account and type of investment that are appropriate for them.

Class J Shares
Class J shares are currently available through registered representatives of:

•
Princor who are also employees of Principal Life distribution channels used to directly market certain products and services of the companies of the Principal Financial Group as well as provide retirement plan services and education on topics such as investing and retirement. These Princor registered representatives are with Principal Connection (part of Principal Bank) and Worksite Solutions (part of the Retirement & Investor Services and US Insurance Solutions Distribution area), and

•	Selected broker-dealers that have entered into a selling agreement to offer Class J shares.
Class J shares are also available through an online IRA rollover tool on www.principal.com.
For more information about Class J shares of the Funds, please call Principal Connection at 1-800-243-4380, extension 704.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Shares may be purchased from Principal Funds Distributor, Inc. (“PFD” or “the Distributor”). The Distributor is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on Institutional, P, R-1, R-2, R-3, R-4, R-5, and R-6 Class shares of the Fund.
Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Contact your Financial Professional for additional information on how to buy shares.
Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we (or your Financial Professional) may ask for your name, address, date of birth, and other information that will allow us (or your Financial Professional) to verify your identity. We (or your Financial Professional) may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.
Principal Funds will not establish accounts with foreign addresses. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account. Principal Funds will not establish accounts that are for the benefit of a business/organization that is illegal under Federal and/or state law (such as a marijuana clinic) or a person who owns or receives income from such an entity or whose source of funds is illegal.
Eligible Purchasers
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. Principal reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.
Class C Shares - Money Market Fund
Class C shares of the Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class or by reinvestment of distributions made on such shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of other Funds of the Principal Funds, but are available to new participants in plans that currently invest in Class C shares of the Fund.
Classes P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Some eligible purchasers (as listed below) purchase shares through plans or other arrangements; such plans or arrangements may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor's financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Eligible purchasers of Classes P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares currently include but are not limited to:

Eligible purchasers currently include, but are not limited to:	P	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services		X	X	X	X	X	X	X
separate accounts of Principal Life		X	X	X	X	X	X
Principal Life or any of its subsidiaries or affiliates		X	X	X	X	X	X	X
any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds		X	X	X	X	X	X
clients of Principal Global Investors, LLC	X	X	X	X	X	X	X	X
certain employer sponsored retirement plans with plan level omnibus accounts		X	X	X	X	X	X	X
certain pension plans and employee benefit plans		X	X	X	X	X	X	X
certain retirement account investment vehicles administered by foreign or domestic pension plans		X	X	X	X	X	X	X
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate
		X	X	X	X	X	X
certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services		X	X	X	X	X	X	X
investors investing at least $1,000,000 per fund		X
sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs (such accounts and programs must trade in an omnibus relationship)		X
sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs;	X
certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans	X
institutional clients that Principal Life has approved for purposes of providing plan recordkeeping		X
institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations		X
collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity		X						X

Eligible purchasers currently include, but are not limited to:	P	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate		X
the portfolio manager of any adviser to the fund		X
certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others)	X
MidCap Fund
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the
New York Stock Exchange on June 14, 2013 and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Fund will no longer be available for purchases from new investors except in limited circumstances.

•
Shareholders, including those in omnibus accounts, who own shares of the MidCap Fund as of June 14, 2013 (for retail investors, i.e., non-employer sponsored retirement plan investors) or August 15, 2013 (for employer sponsored retirement plan investors), may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.

•
Registered Investment Advisor (RIA) and bank trust firms that have an investment allocation to the MidCap Fund in a fee-based, wrap or advisory account, may continue to add new clients, purchase shares, and exchange into the MidCap Fund. The MidCap Fund will not be available to new RIA and bank trust firms.

•
Shareholders through accounts at private banks may continue to purchase shares and exchange into the MidCap Fund. Private banks that have an investment allocation to the MidCap Fund may add new clients. The MidCap Fund will not be available to private bank or private bank platforms not already investing in the MidCap Fund.

•
Shareholders in broker/dealer wrap or fee-based programs that have an investment allocation to the MidCap Fund may continue to purchase shares and exchange into the MidCap Fund. Existing broker/dealer wrap or fee-based programs may add new participants.

•
Shareholders in certain types of retirement plans (including 401(k)s, SEPs, SIMPLEs, 403(b)s, etc.) may continue to purchase shares and exchange into the MidCap Fund. New participants in these plans may elect to purchase shares of the MidCap Fund.

•	Retirement plans in transition as of the closure date will have until August 15, 2013, to fund any new accounts.

•	Investors who open a new IRA transfer or rollover account by the close of business on June 14, 2013, will have until August 15, 2013, to fund these accounts.

•
Shareholders within brokerage accounts may continue to purchase shares of the MidCap Fund; however, new brokerage accounts will not be permitted to begin investing in the MidCap Fund after June 14, 2013.

•	529 plans that include the MidCap Fund within their investment options may continue to purchase shares and exchange into the MidCap Fund.

•	Funds of funds, such as the Strategic Asset Management (SAM) Portfolios and Principal LifeTime Funds, may continue to invest in the MidCap Fund.
Minimum Investments
Classes A, C, and J Shares
Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.
Shareholders must meet the minimum initial investment amount of $1,000 unless an AIP is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually.

Minimum initial and subsequent investments may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser.
Payment
Classes A, C and J Shares
Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.
The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.
You may reinvest your redemption proceeds, dividend payment or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds within 60 days of the date of the redemption. To purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 60 days of the date of redemption. The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 60 days. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Your Financial Professional can help you establish an Automatic Investment Plan ("AIP"). You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made (if none is selected, the investment will be made on the 15th of the month). If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day before your selected day.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Payments are generally to be made through your plan or intermediary. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.
REDEMPTION OF FUND SHARES
You may redeem any class of shares of the Fund upon request. There is no charge for the redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”
Principal Funds generally sends the sale proceeds on the next business day (a day when the NYSE is open for normal business) after the sell order is received. Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to seven calendar days.

Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. The amount you receive will be reduced by any applicable CDSC except as noted below; see Choosing a Share Class and the Costs of Investing, One-Time Fee - Contingent Deferred Sales Charge ("CDSC"), CDSC Waiver for Classes A, C, and J Shares.
Classes A, C, and J Shares
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).
Distributions from IRA, SEP, SIMPLE, 403(b), and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,

•	partial interest in the account, or

•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 ½.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:

•	payable to all owners on the account (as shown in the account registration) and

•	mailed to the address on the account (if not changed within last 15 days) or sent by wire or ACH to previously authorized U.S. bank account.
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:

•	when an owner has died

•	for certain employee benefit plans; or

•	owned by corporations, partnerships, agents, or fiduciaries.
Except as described above, you may redeem shares of the Funds in any of the following ways:
By Mail
To sell shares by mail, you must:

•	Send a letter or our distribution form which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone, in amounts of $100,000 or less
To sell shares by telephone:

•	The request may be made by a shareholder or by the shareholder’s Financial Professional.

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•	The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.

•	If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

•	If our phone lines are busy, you may need to send in a written sell order.

•	Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employer sponsored benefit plans.

Classes A, C, and J Shares - Systematic Withdrawal Plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application,

•	sending us your written instructions,

•	completing a Systematic Withdrawal Plan Request form, or

•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:

•	you instruct us to stop or

•	your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Class A shares of Money Market Fund: Sell shares by checkwriting

•
Checkwriting must be elected on initial application or by written request to Principal Funds. Such election continues in effect until the Fund receives written notice revoking or changing the election.

•	The Fund can only sell shares after your check making the Fund investment has cleared your bank.

•	Checks must be written for at least $250. The Fund reserves the right to increase the minimum check amount.

•	The rules of the bank on which the checks are drawn concerning checking accounts apply.

•
If the account does not have sufficient funds to cover the check, it is marked “Insufficient Funds” and returned (the Fund may revoke checkwriting on accounts on which “Insufficient Funds” checks are drawn).

•	Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by the bank).

•	Checkwriting is available only for non-qualified accounts.

•	Neither the Fund, the bank nor Principal shall incur any liability for honoring the checks, selling shares to pay checks, or for returning checks unpaid.

•	Checkwriting may be converted to a point-of-purchase debit from your account. This only applies if such service is available at the business with which you are doing business.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
You may redeem shares of the Funds in any of the following ways:
Through an Employer Sponsored Retirement Plan Administrator or Record-Keeper
If you own Fund shares in an eligible retirement or employee benefit plan, you must sell your shares through the plan’s administrator or record-keeper.
Through your Financial Professional
If your Fund shares are held for you in nominee form, you must sell those shares through your intermediary or dealer.
By mail
To sell shares by mail, you must:

•	Send a letter or our distribution form which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.

By telephone
To sell shares by telephone:

•	Telephone privileges must apply to the account from which the shares are sold.

•	A shareholder or the shareholder’s Financial Professional may request to sell shares by telephone.

•
A maximum amount (listed below) of redemption requests will be permitted per day per account, as the combined amount from all funds, provided the proceeds are to be sent to a previously authorized U.S. bank account:

◦$10,000,000 for Class Institutional.
◦$100,000 for Class P.
◦$500,000 for Classes R-1, R-2, R-3, R-4, R-5, and R-6.

•
A maximum of $500,000 ($100,000 for Class P) of redemption requests will be permitted per day, as the combined amount from all funds, provided the proceeds are to be sent by check through the mail to the address on the account and such address must not have changed within the last 15 days.

•	If our telephone lines are busy, you may need to send in a written sell order.
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. To prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
Classes A, C, and J Shares
Your shares in the Funds (except Money Market) may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.
You may exchange shares by:

•	sending a written request to Principal Funds,

•	using our website, or

•	calling us, if you have telephone privileges on the account.
Exchanges from Money Market Fund
Class A shares of Money Market Fund may be exchanged into:

•	Class A shares of other Funds.

•	If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.

•
If Money Market Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.

•	Class C shares of other Funds - subject to the applicable CDSC.

Automatic Exchange Election
This election authorizes an exchange from one fund of Principal Funds to another fund of Principal Funds on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

•	completing the Automatic Exchange Election section of the application,

•	calling us if telephone privileges apply to the account from which the exchange is to be made,

•	sending us your written instructions, or

•	completing an Automatic Exchange Election form.
Your automatic exchange continues until:

•	you instruct us to stop (by calling us if telephone privileges apply to the account or sending us your written instructions) or

•	your Fund account balance of the account from which shares are redeemed is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
General

•	An exchange by any joint owner is binding on all joint owners.

•
If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.

•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.

•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore, exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,

•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,

•	a single owner to a Uniform Transfers to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or

•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.
Class P Shares
A shareholder, including a beneficial owner of shares held in nominee name may exchange Fund shares under certain circumstances. You may exchange your Fund shares, without charge, for shares of any other Fund of the Principal Funds available in Class P; however, an intermediary may impose restrictions on exchanges.
Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the plan, and

•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by Fund managers of the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund or other fund-of-funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restrictions described above, Fund management may waive these restrictions based on:

•	Exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or

•	The implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
DIVIDENDS AND DISTRIBUTIONS
Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to record date shareholders; this record date is the business day before the payment date. The payment schedule is as follows:

•
The Bond & Mortgage Securities, California Municipal, Government & High Quality Bond, High Yield, High Yield I, Income, Short-Term Income, and Tax-Exempt Bond Funds declare dividends of their daily net investment income each day their shares are priced. The Funds pay out their accumulated declared dividends monthly.

•
The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. On the 20th day of each month (or the previous business day), the Fund will distribute its accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payment, your dividend will be applied to purchase additional shares of the Fund monthly.

•	The Global Diversified Income Fund and SAM Flexible Income Portfolio pay their net investment income monthly.

•
The Equity Income, Global Real Estate Securities, Inflation Protection, and Real Estate Securities Funds and the SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income quarterly in March, June, September, and December.

•	The other Funds pay their net investment income annually in December.
For more details on the payment schedule, go to: www.principalfunds.com/investor/funds/tax-center/div-capgain- dist.htm.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day before the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.
The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.
Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, for Classes A, C, J and P shares, you may authorize (on your application or at a later time) the distribution to be:

•	invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such, regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our website at www.principalfunds.com/investor/funds/tax-center/div-capgain-dist.htm. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and

•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.
The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds (for example, PFI Real Estate Allocation Fund, Principal LifeTime Funds/Accounts, Principal LifeTime Hybrid Funds, Strategic Asset Management Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account) invest could flow through to the funds of funds as they would for any fund shareholder.
If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

•	Limiting the number of exchanges during a year; and

•	Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance.
Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
In addition to taking any of the foregoing actions, if we, or a Fund, deem abusive trading practices to be occurring, we may require a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption).
The Funds have adopted an exchange frequency restriction for these classes, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.
TAX CONSIDERATIONS
It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or are reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate for individuals and taxable trusts, some individuals and taxable trusts will be subject to a 20% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains. Some high-income individuals and taxable trusts will be subject to a Medicare 3.8% tax on unearned net investment income.
Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is imposed at a rate of 28%. The Fund is required in certain cases to withhold and remit to the U.S. Treasury 28% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who has provided either an incorrect tax identification number or no number at all, who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."
A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of such shares less than 91 days after they are acquired, and subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Any gain resulting from the redemption or exchange, of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.
Funds Investing in Securities Generating Tax-Exempt Income
Distributions designated as “exempt-interest dividends” by Funds investing in securities generating tax-exempt income are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in such Fund may have on the federal taxation of your benefits. Some Funds invests in “AMT-subject bonds,” which are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. A portion of such Fund’s distributions may, therefore, be subject to federal income taxes or to the federal alternative minimum tax. Some Funds may invest a portion of their assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by such Fund will be taxable as described in this section. A portion of the dividends paid by such Fund may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in such Funds.
CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Fund and share class selections must be made at the time of purchase.
Classes differ regarding the costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

•	the dollar amount you are investing,

•	the amount of time you plan to hold the investment,

•	any plans to make additional investments in the Principal Funds, and

•	eligibility to purchase the class.
The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process and can help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Financial Professionals may receive different compensation depending upon which class of shares you purchase.

Fees and Expenses of the Funds
Classes A, C, J and P Shares
There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers through a link on our website, from the SAI, or from your Financial Professional.
In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. To receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If your Financial Professional or you do not let the Fund know that you are eligible for a waiver or reduction, it is possible you will not receive a sales charge discount to which you are otherwise entitled.
Class C Shares
Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares have higher annual expenses than Class A shares because they are subject to higher distribution fees.
The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in Principal Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds Class C share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.
Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Fund shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Fund shares purchased with reinvested dividends or other distributions.
One-Time Fee - Initial Sales Charge
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plans and Intermediary Compensation.”

CLASS A SALES CHARGES(1)
Bond & Mortgage Securities, California Municipal, Global Diversified Income, High Yield, High Yield I, Inflation Protection, Principal LifeTime 2010, Principal LifeTime Strategic Income, Tax-Exempt Bond Funds, and SAM Flexible Income Portfolio

	Class A Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more	0.00%	0.00%	0.00%(2)

Government & High Quality Bond, Income, and Short-Term Income Funds
	Class A Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 or more	0.00%	0.00%	0.00%(2)

LargeCap S&P 500 Index Fund
	Class A Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $50,000	1.50%	1.52%	1.25%
$50,000 but less than $100,000	1.25%	1.27%	1.00%
$100,000 but less than $250,000	1.00%	1.01%	0.75%
$250,000 but less than $500,000	0.75%	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	0.00%	0.00%	0.25%

All other Funds (except Money Market Fund(4)
	Class A Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(3)

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

(2)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Class A, C, and J shares.

(3)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Class A, C, and J shares.

(4)	There is no sales charge on purchases of Class A shares of the Money Market Fund.
Initial Sales Charge Waiver or Reduction
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge.
Initial Sales Charge Waiver

•	No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•
No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge), or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption.

•	A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•
current and former Directors of Principal Funds, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents) and trusts created by or primarily for the benefit of these individuals;

•	Premier Credit Union when the shares are owned directly with Principal Funds;

•	non-ERISA clients of Principal Global Investors LLC;

•	any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with the Distributor;

•
clients investing in Class A shares through a “wrap account” offered through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;

•	non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;

•
any investor who buys Class A shares through an omnibus account held by certain financial intermediaries, such as a bank, broker-dealer, or other financial institution, with special arrangements and that does not accept or charge the initial sales charge;

•
individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) before the date the successor fund commenced operations and who own the shares directly with Principal Funds;

•
clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;

•
financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•
any investor whose account is held directly with Principal Funds and Principal Funds treated such account, as of May 11, 2012, as qualifying for an initial sales charge waiver based on the February 29, 2012 Prospectus for Class A Shares;

•
retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account (pursuant to a written agreement) or by other retirement plans or benefit plans with a total value of at least $500,000 or participants in such plans. For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs; and

•	Shareholders who acquired Class A shares of Principal Capital Appreciation Fund through that fund's acquisition of Class J shares of the LargeCap Blend Fund II.
Initial Sales Charge Reduction

(1)
Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, C, and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Fund shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

(2)
Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, C, and J shares of Principal Funds owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

(3)
The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Global Diversified Income Fund, LargeCap S&P 500 Index Fund, and Short-Term Income Fund shares.

(4)
The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, or payroll deduction plan established before March 1, 2002 with

Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Global Diversified Income Fund, LargeCap S&P 500 Index Fund, and Short-Term Income Fund. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who became participants on or before July 28, 2007.
Class C Shares
Purchases of Class C shares are not subject to a front-end sales load. The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.
Classes Institutional, J, P, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.
One-Time Fee - Contingent Deferred Sales Charge ("CDSC")
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.
Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% (0.25% for the LargeCap S&P 500 Index Fund) if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
There is no CDSC on Class A shares of the Money Market Fund that are directly purchased by the shareholder. Class A shares of the Money Market Fund that are obtained through an exchange of another Fund's shares are generally subject to a CDSC of 1.00% on certain redemptions made within 12 months following purchases of Fund shares that are of sufficient size to qualify for a 0.00% sales charge as disclosed in the “Class A Sales Charges” table.
The CDSC generally applicable to redemptions of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.
Class C Shares
Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. Within 60 calendar days after the sale of Class C shares, you may reinvest any amount of the sale proceeds in Class C shares and those shares purchased will not be subject to the 12-month CDSC.

Class J Shares
If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 60 calendar days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen-month CDSC.
Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
These share classes are not subject to a CDSC.
CDSC Waiver
For Classes A, C, and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased before the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares:

•	redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or

•
of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

Ongoing Fees
The ongoing fees are the operating expenses of a Fund, which are described in the “Annual Fund Operating Expenses” table included in the Summary for each Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.
Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying fund, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.
Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee (all Classes) – Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.

•
Distribution Fee (Classes A, C, J, R-1, R-2, R-3, and R-4) - Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Classes A (except the Money Market Fund), C, J, R-1, R-2, R-3 and R-4 shares. Under the plan, the foregoing classes of each Fund pay a distribution fee based on the average daily NAV of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time, these fees may exceed other types of sales charges.

•
Other Expenses (all Classes) - A portion of expenses that are allocated to all classes of the Fund. Other expenses include interest expense and expenses related to fund investments. Additional examples of other expenses include:

•
Transfer Agent Fee (Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6) - Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which

PSS provides transfer agent services to these classes. Except for Classes J (for which services are provided at a rate that includes a profit), R-1, R-2, R-3, R-4, R-5, and R-6, these services are currently provided at cost. The Fund does not pay for these services for Classes R-1, R-2, R-3, R-4, R-5, and R-6.

•
Certain Operating Expenses (Classes A, C, J, P, Institutional, and R-6) - expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders of these classes, the cost of shareholder meetings held solely for shareholders of these classes, and other operating expenses of the Fund.

•	Service Fee (Classes R-1, R-2, R-3, R-4, and R-5) - Principal has entered into a Service Agreement with the Fund under which Principal performs personal services.

•
Administrative Services Fee (Classes R-1, R-2, R-3, R-4, and R-5) - Principal has entered into an Administrative Services Agreement with Principal Funds under which Principal provides shareholder and administrative services for retirement plans and other beneficial owners of Fund shares.

•	Acquired Fund Fees and Expenses (all Classes) – fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
Principal Funds Distributor, Inc. ("PFD" or the "Distributor") is the distributor for the shares of Principal Funds, Inc. PFD is an affiliate of Principal Life Insurance Company and with it is a subsidiary of Principal Financial Group, Inc. and member of the Principal Financial Group®.
Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Classes A, C, J, R-1, R-2, R-3, and R-4 shares of Principal Funds. Under the 12b-1 Plans, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders under each 12b-1 plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rate 12b-1 Fee
A(1)	0.25% (0.15% for LargeCap S&P 500 Index and Short-Term Income Funds)
C	1.00%
J	0.25%
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
(1) Class A shares of the Money Market Fund are not subject to Rule 12b-1 fees.
The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class, and the activities vary depending on the share class. In addition to shareholder services, examples of such sales or distribution related expenses include, but are not limited to:

•	Compensation to salespeople and selected dealers, including ongoing commissions payments.

•	Printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.
Examples of services to shareholders include furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plans when the Board directs the implementation of the closure of a fund.
Classes A and C Shares
Generally, to receive 12b-1 fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class C shares, generally these fees are not paid until such shares have been held for twelve months.
Class J Shares
Effective December 30, 2013, Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. This waiver is in place through February 29, 2016 and will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.
Government & High Quality Bond Fund
The Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class A shares. The voluntary expense limit may be terminated at any time.
Money Market Fund
The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Class C shares. The expense limit may be terminated at any time.
Commissions, Finder’s Fees, and Ongoing Payments
See "Choosing a Share Class and The Costs of Investing" for more details.
Class A Shares
All or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $500,000 or more depending on the Fund purchased), excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges.
In lieu of commissions, the Distributor may pay intermediaries a finder’s fee on initial investment by qualified retirement plans in omnibus accounts which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial investment that the transaction is eligible for the payment of a finder’s fee. The finder’s fee on such initial investments may be up to 1.00% on initial investments between $500,000 and $4,999,999, 0.50% on initial investments between $5 million and $49,999,999, 0.25% on initial investments of $50 million or more. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The intermediary shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finder’s fee to the Distributor to the extent shares are redeemed within 12 months of the initial investment or trading restrictions are placed on the account in accordance with the Funds' frequent trading policy.
Classes A, J, R-1, R-2, R-3, and R-4 Shares
Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary at a rate that varies by class, as noted above under “Distribution and/or Service (12b-1) Fees."
Class C Shares
The Distributor will pay, at the time of your purchase, a commission to your intermediary equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary as noted above under “Distribution and/or Service (12b-1) Fees."

Additional Payments to Intermediaries
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Classes A, C, J, and P Shares
In addition to payments pursuant to 12b-1 plans, sales charges, commissions and finder’s fees, including compensation for referrals, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and shareholder services. In some situations, the Fund will reimburse Principal or its affiliates for making such payments; in others, the Fund may make such additional payments directly to intermediaries.
Principal or its affiliates may also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Such additional payments may vary, but generally do not exceed: (a) 0.25% of the current year's sales of Fund shares by that intermediary and/or (b) 0.25% of average net asset value of Fund shares held by clients of such intermediary.
The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of Distributor with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.
The Distributor and/or its affiliates provide services to and/or funding vehicles for retirement plans and employer sponsored benefit programs. The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the retirement plan utilizes or if the intermediary subsequently became the broker of record with regard to the retirement plan.
Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares
In addition to payments pursuant to 12b-1 plans, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. For Class R-1, R-2, R-3, R-4, and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in this prospectus as Other Expenses. For Institutional Class shares, in some situations the Fund will reimburse Principal or its affiliates for making such payments; in others, the Fund may make such payments directly to the intermediaries.
Principal or its affiliates may also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
For Institutional Class shares, such payments may vary, but generally do not exceed: (a) 0.10% of the current year’s sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans, and it also receives compensation paid by Principal from its own resources.
Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5 Shares
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary.
The amounts paid to intermediaries vary by share class and by Fund.

In some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI).
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
Class R-6 Shares
Distributor and its affiliates do not pay compensation to intermediaries for distribution or other services for Class R-6 shares. For more information, see the Statement of Additional Information (SAI).
FUND ACCOUNT INFORMATION
Statements
You will receive quarterly statements for the Funds you own, or if you purchase through a third party intermediary, on a periodic basis established by such intermediary. Such statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements, as you may need them for tax reporting purposes.
Generally, each time you buy, sell, or exchange shares in Principal Funds, you will receive a confirmation shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other important information.
Certain purchases and sales are only included on your quarterly statement. These include accounts:

•	when the only activity during the quarter are:

•	purchases of shares from reinvested dividends and/or capital gains,

•	purchases under an Automatic Investment Plan,

•	sales under a Systematic Withdrawal Plan, or

•	purchases or sales under an Automatic Exchange Election

•	used to fund certain individual retirement or individual pension plans; or

•	established under a payroll deduction plan.
If you need information about your account(s) at other times, you may call us or access your account on the internet.
Orders Placed by Intermediaries
Principal Funds may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund, and pays for it in accordance with the agreement, the Fund will price the order at the next net asset value per share it computes after your intermediary or sub-designee received your order.
The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Transactions through Financial Institutions/Professionals
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI.
Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.
Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information, and sending written confirmation to the shareholder’s address of record.
If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:

•	may be given by calling us;

•
may be given via our website for certain transactions (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don’t have a user name or password, you may obtain one at our website); or

•	may be given to your Financial Professional (a person employed by or affiliated with broker/dealer firms) who will in turn contact us with your instructions.
Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that more than one authorized person execute written instructions.
Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm that participates in a Medallion program recognized by the Securities Transfer Association. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required in any of the following circumstances:

•	if you sell more than $100,000 (in the aggregate) from the Funds (Classes A, C and J).

•	if you sell more than $500,000 (in the aggregate) from the Funds (Classes Institutional, P, R-1, R-2, R-3, R-4, R-5, and R-6).

•	if you sell more than $10,000,000 if you have the proceeds sent electronically to a previously authorized U.S. bank account (Class Institutional).

•
if a sales proceeds check is payable to a party other than the account shareholder(s), or, for Classes A, C, J, and P, Principal Life, Principal Bank, a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund or Princor Financial Services Corporation payable through Pershing.

•	to change ownership of an account.

•	to add telephone transaction services and/or wire or ACH redemption privileges to an existing account if there is not a common owner between the bank account and mutual fund account.

•	to change bank account information designated under an existing telephone withdrawal plan if there is not a common owner between the bank account and mutual fund account.

•
to wire or ACH to a shareholder’s U.S. bank account not previously authorized or when the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account.

•	to exchange or transfer among accounts with different ownership.

•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 15 days.

Reservation of Rights
Principal Funds reserves the right to amend or terminate the special plans described in this prospectus. Shareholders will be notified of any such action to the extent required by law.
Such plans include, for example, automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers.
Classes A, C, and J Shares - Minimum Account Balance
Each Fund has a minimum required account balance of $1000. The Fund reserves the right to redeem all shares in your account if the value of your account falls below $1000. The Fund will mail the redemption proceeds to you. An involuntary redemption of a small account will not be triggered by market conditions alone. The Fund will notify you before involuntarily redeeming your account. You will have 30 days to make an additional investment of an amount that brings your account up to the required minimum. The Funds reserve the right to increase the required minimum.
Householding
To avoid sending duplicate copies of materials to households, mailings for accounts held by members of your household may be combined so that only one copy of each prospectus, annual and semiannual reports will be mailed. In addition, your account information may be included with other householded accounts on the same quarterly and annual statements. The consolidation of these mailings, called householding, benefits Principal Funds and our shareholders through reduced printing and mailing expenses. If you prefer to receive multiple copies of these materials, you may write or call Principal Funds. Householding will be stopped within thirty (30) days after we receive your request.
Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.
FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects returns for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in Principal Funds, Inc. Annual Report to Shareholders for the fiscal year ended October 31, 2014, which is available upon request, and incorporated by reference into the SAI.
To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

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FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Tax Return of Capital Distribution	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
BOND & MORTGAGE SECURITIES FUND
Class A Shares
2014	$10.80	$0.23	$0.20	$0.43	($0.26)	$0	($0.26)	$10.97	4.02% (b)
2013	11.09	0.24	(0.30)	(0.06)	(0.23)	–	(0.23)	10.80	(0.52)(b)
2012	10.63	0.29	0.49	0.78	(0.32)	–	(0.32)	11.09	7.49 (b)
2011	10.57	0.37	0.08	0.45	(0.38)	(0.01)	(0.39)	10.63	4.33 (b)
2010	9.69	0.41	0.81	1.22	(0.34)	–	(0.34)	10.57	12.83 (b)
Class C Shares
2014	10.80	0.14	0.19	0.33	(0.16)	–	(0.16)	10.97	3.12 (b)
2013	11.09	0.15	(0.30)	(0.15)	(0.14)	–	(0.14)	10.80	(1.33)(b)
2012	10.63	0.20	0.50	0.70	(0.24)	–	(0.24)	11.09	6.63 (b)
2011	10.57	0.28	0.08	0.36	(0.29)	(0.01)	(0.30)	10.63	3.49 (b)
2010	9.69	0.33	0.81	1.14	(0.26)	–	(0.26)	10.57	11.93 (b)
Class J Shares
2014	10.86	0.23	0.19	0.42	(0.25)	–	(0.25)	11.03	3.95 (b)
2013	11.16	0.24	(0.31)	(0.07)	(0.23)	–	(0.23)	10.86	(0.61)(b)
2012	10.69	0.28	0.51	0.79	(0.32)	–	(0.32)	11.16	7.49 (b)
2011	10.63	0.37	0.07	0.44	(0.37)	(0.01)	(0.38)	10.69	4.27 (b)
2010	9.74	0.40	0.81	1.21	(0.32)	–	(0.32)	10.63	12.71 (b)
Institutional Shares
2014	10.79	0.27	0.20	0.47	(0.30)	–	(0.30)	10.96	4.40
2013	11.09	0.28	(0.30)	(0.02)	(0.28)	–	(0.28)	10.79	(0.20)
2012	10.62	0.33	0.51	0.84	(0.37)	–	(0.37)	11.09	8.04
2011	10.57	0.41	0.07	0.48	(0.42)	(0.01)	(0.43)	10.62	4.67
2010	9.68	0.45	0.82	1.27	(0.38)	–	(0.38)	10.57	13.41

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$101,747	0.88% (c)	—%	2.15%	204.5%
106,666	0.94 (c)	—	2.16	205.6
127,605	0.94 (c)	—	2.65	218.6
130,506	0.94 (c)	—	3.50	265.5
134,686	0.94 (c)	—	4.12	357.4

6,654	1.75 (c)	—	1.28	204.5
6,967	1.75 (c)	—	1.35	205.6
8,861	1.75 (c)	—	1.82	218.6
7,106	1.75 (c)	—	2.68	265.5
5,976	1.75 (c)	—	3.30	357.4

166,719	0.92	0.96 (d)	2.11	204.5
173,945	0.94	1.14 (d)	2.17	205.6
201,223	0.99	1.20 (d)	2.60	218.6
203,129	0.98	1.12 (d)	3.46	265.5
209,290	1.08	1.15 (d)	3.98	357.4

3,556,478	0.52 (c)	—	2.49	204.5
1,925,899	0.52 (c)	—	2.58	205.6
1,828,579	0.53 (c)	—	3.04	218.6
1,478,603	0.53 (c)	—	3.91	265.5
1,438,541	0.53 (c)	—	4.53	357.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Tax Return of Capital Distribution	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
BOND & MORTGAGE SECURITIES FUND
R-1 Shares
2014	$10.79	$0.18	$0.19	$0.37	($0.20)	$0	($0.20)	$10.96	3.49%
2013	11.09	0.19	(0.31)	(0.12)	(0.18)	—	(0.18)	10.79	1.07
2012	10.62	0.24	0.50	0.74	(0.27)	—	(0.27)	11.09	7.10
2011	10.57	0.32	0.07	0.39	(0.33)	(0.01)	(0.34)	10.62	3.75
2010	9.68	0.37	0.81	1.18	(0.29)	—	(0.29)	10.57	12.43
R-2 Shares
2014	10.70	0.19	0.19	0.38	(0.22)	—	(0.22)	10.86	3.57
2013	10.99	0.20	(0.29)	(0.09)	(0.20)	—	(0.20)	10.70	(0.85)
2012	10.53	0.25	0.50	0.75	(0.29)	—	(0.29)	10.99	7.21
2011	10.48	0.33	0.07	0.40	(0.34)	(0.01)	(0.35)	10.53	3.93
2010	9.61	0.38	0.80	1.18	(0.31)	—	(0.31)	10.48	12.46
R-3 Shares
2014	10.74	0.21	0.19	0.40	(0.24)	—	(0.24)	10.90	3.74
2013	11.03	0.22	(0.29)	(0.07)	(0.22)	—	(0.22)	10.74	(0.67)
2012	10.57	0.27	0.50	0.77	(0.31)	—	(0.31)	11.03	7.37
2011	10.52	0.35	0.07	0.42	(0.36)	(0.01)	(0.37)	10.57	4.10
2010	9.64	0.40	0.80	1.20	(0.32)	—	(0.32)	10.52	12.73
R-4 Shares
2014	10.92	0.24	0.20	0.44	(0.26)	—	(0.26)	11.10	4.05
2013	11.22	0.24	(0.30)	(0.06)	(0.24)	—	(0.24)	10.92	(0.57)
2012	10.74	0.29	0.52	0.81	(0.33)	—	(0.33)	11.22	7.64
2011	10.68	0.38	0.07	0.45	(0.38)	(0.01)	(0.39)	10.74	4.32
2010	9.78	0.42	0.82	1.24	(0.34)	—	(0.34)	10.68	12.95
R-5 Shares
2014	10.75	0.24	0.19	0.43	(0.27)	—	(0.27)	10.91	4.06
2013	11.04	0.25	(0.29)	(0.04)	(0.25)	—	(0.25)	10.75	(0.37)
2012	10.58	0.30	0.50	0.80	(0.34)	—	(0.34)	11.04	7.70
2011	10.53	0.38	0.07	0.45	(0.39)	(0.01)	(0.40)	10.58	4.41
2010	9.65	0.43	0.80	1.23	(0.35)	—	(0.35)	10.53	13.06

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$4,667	1.40%	–	1.64%	204.5%
5,969	1.40	–	1.71	205.6
11,645	1.41	–	2.18	218.6
11,158	1.41	–	3.03	265.5
10,669	1.41	–	3.66	357.4

10,799	1.27	–	1.71	204.5
14,978	1.27	–	1.83	205.6
19,392	1.28	–	2.32	218.6
20,576	1.28	–	3.18	265.5
28,778	1.28	–	3.78	357.4

27,332	1.09	–	1.95	204.5
32,743	1.09	–	2.01	205.6
38,896	1.10	–	2.50	218.6
41,063	1.10	–	3.34	265.5
41,586	1.10	–	3.97	357.4

27,091	0.90	–	2.14	204.5
30,315	0.90	–	2.20	205.6
37,187	0.91	–	2.67	218.6
32,495	0.91	–	3.53	265.5
36,175	0.91	–	4.14	357.4

46,871	0.78	–	2.26	204.5
44,281	0.78	–	2.32	205.6
70,930	0.79	–	2.79	218.6
63,753	0.79	–	3.66	265.5
59,861	0.79	–	4.26	357.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
CALIFORNIA MUNICIPAL FUND
Class A Shares
2014	$9.75	$0.43	$0.74	$1.17	($0.41)	($0.41)	$10.51	12.28%
2013	10.45	0.43	(0.69)	(0.26)	(0.44)	(0.44)	9.75	(2.57)
2012	9.71	0.43	0.73	1.16	(0.42)	(0.42)	10.45	12.18
2011	10.00	0.46	(0.28)	0.18	(0.47)	(0.47)	9.71	2.03
2010	9.57	0.48	0.42	0.90	(0.47)	(0.47)	10.00	9.59
Class C Shares
2014	9.77	0.33	0.74	1.07	(0.31)	(0.31)	10.53	11.15
2013	10.47	0.33	(0.70)	(0.37)	(0.33)	(0.33)	9.77	(3.57)
2012	9.73	0.34	0.73	1.07	(0.33)	(0.33)	10.47	11.12
2011	10.01	0.37	(0.27)	0.10	(0.38)	(0.38)	9.73	1.15
2010	9.58	0.39	0.42	0.81	(0.38)	(0.38)	10.01	8.59

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (Excluding Interest Expense and Fees)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$215,618	0.81%	0.77% (c)	—%	4.25%	28.7%
163,521	0.81	0.77 (c)	–	4.25	20.4
212,099	0.81	0.77 (c)	–	4.26	21.9
202,248	0.86	0.81 (c)	–	4.91	45.4
255,698	0.88	0.81 (c)	0.88 (d)	4.90	32.0

11,563	1.79	1.75 (c)	–	3.27	28.7
8,301	1.84	1.80 (c)	–	3.23	20.4
10,486	1.74	1.70 (c)	–	3.33	21.9
9,786	1.82	1.77 (c)	–	3.95	45.4
13,572	1.79	1.72 (c)	1.79 (d)	3.98	32.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(d)	Excludes expense reimbursement from Manager and/or custodian.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
DIVERSIFIED INTERNATIONAL FUND
Class A Shares
2014	$11.79	$0.13	$0.22	$0.35	($0.18)	($0.18)	$11.96	2.94% (b)
2013	9.88	0.14	1.93	2.07	(0.16)	(0.16)	11.79	21.15 (b)
2012	9.41	0.16	0.41	0.57	(0.10)	(0.10)	9.88	6.13 (b)
2011	9.80	0.15	(0.45)	(0.30)	(0.09)	(0.09)	9.41	(3.17)(b)
2010	8.67	0.07	1.17	1.24	(0.11)	(0.11)	9.80	14.37 (b)
Class C Shares
2014	11.77	0.04	0.21	0.25	(0.11)	(0.11)	11.91	2.10 (b)
2013	9.86	0.07	1.93	2.00	(0.09)	(0.09)	11.77	20.47 (b)
2012	9.38	0.10	0.41	0.51	(0.03)	(0.03)	9.86	5.47 (b)
2011	9.78	0.08	(0.45)	(0.37)	(0.03)	(0.03)	9.38	(3.78)(b)
2010	8.67	0.03	1.15	1.18	(0.07)	(0.07)	9.78	13.61 (b)
Class J Shares
2014	11.67	0.14	0.21	0.35	(0.19)	(0.19)	11.83	2.98 (b)
2013	9.77	0.15	1.92	2.07	(0.17)	(0.17)	11.67	21.40 (b)
2012	9.31	0.16	0.41	0.57	(0.11)	(0.11)	9.77	6.23 (b)
2011	9.70	0.15	(0.45)	(0.30)	(0.09)	(0.09)	9.31	(3.16)(b)
2010	8.59	0.08	1.14	1.22	(0.11)	(0.11)	9.70	14.31 (b)
Class P Shares
2014	11.74	0.17	0.21	0.38	(0.22)	(0.22)	11.90	3.25 (b)
2013	9.85	0.19	1.90	2.09	(0.20)	(0.20)	11.74	21.55 (b)
2012	9.38	0.20	0.41	0.61	(0.14)	(0.14)	9.85	6.67 (b)
2011	9.80	0.14	(0.42)	(0.28)	(0.14)	(0.14)	9.38	(2.93)(b)
2010(e)	9.35	0.01	0.44	0.45	–	–	9.80	4.81 (b),(f)
Institutional Shares
2014	11.77	0.19	0.21	0.40	(0.23)	(0.23)	11.94	3.45
2013	9.87	0.20	1.92	2.12	(0.22)	(0.22)	11.77	21.79
2012	9.40	0.21	0.41	0.62	(0.15)	(0.15)	9.87	6.76
2011	9.79	0.20	(0.44)	(0.24)	(0.15)	(0.15)	9.40	(2.61)
2010	8.67	0.13	1.15	1.28	(0.16)	(0.16)	9.79	14.90

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$255,248	1.33%	—%	1.10%	67.0%
263,419	1.40	—	1.34	76.9
235,602	1.49	—	1.67	74.2
247,806	1.44	—	1.48	75.7 (c)
273,385	1.53	—	0.84	105.9

13,125	2.08 (d)	—	0.36	67.0
12,440	2.08 (d)	—	0.64	76.9
9,787	2.08 (d)	—	1.08	74.2
10,546	2.08 (d)	—	0.83	75.7 (c)
11,618	2.08 (d)	—	0.29	105.9

200,044	1.26	1.30 (h)	1.16	67.0
204,288	1.30	1.50 (h)	1.43	76.9
183,831	1.40	1.59 (h)	1.76	74.2
194,184	1.38	1.52 (h)	1.52	75.7 (c)
179,226	1.51	1.58 (h)	0.86	105.9

4,487	1.03 (d)	—	1.40	67.0
1,656	1.04 (d)	—	1.73	76.9
862	1.06 (d)	—	2.15	74.2
713	1.07 (d)	—	1.49	75.7 (c)
10	1.08 (d),(g)	—	0.84 (g)	105.9 (g)

4,849,850	0.85	—	1.58	67.0
4,208,838	0.87	0.87 (h)	1.89	76.9
2,833,609	0.89	0.89 (h)	2.25	74.2
2,101,900	0.91	0.91 (h)	1.95	75.7 (c)
1,087,289	0.92	0.92 (h)	1.49	105.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Portfolio turnover rate excludes approximately $86,522,000 of sales from portfolio realignment from the acquisition of International Growth Fund.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Excludes expense reimbursement from Manager and/or Distributor.
(i)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
(j)
In March, 2010, the Class experienced a significant one time gain of approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
DIVERSIFIED INTERNATIONAL FUND
R-1 Shares
2014	$11.70	$0.09	$0.20	$0.29	($0.12)	($0.12)	$11.87	2.56 (i)
2013	9.80	0.11	1.91	2.02	(0.12)	(0.12)	11.70	20.82
2012	9.33	0.13	0.40	0.53	(0.06)	(0.06)	9.80	5.81
2011	9.72	0.11	(0.44)	(0.33)	(0.06)	(0.06)	9.33	(3.48)
2010	8.62	0.05	1.15	1.20	(0.10)	(0.10)	9.72	13.95
R-2 Shares
2014	11.67	0.09	0.21	0.30	(0.14)	(0.14)	11.83	2.6
2013	9.77	0.12	1.92	2.04	(0.14)	(0.14)	11.67	21.04
2012	9.30	0.14	0.40	0.54	(0.07)	(0.07)	9.77	5.92
2011	9.69	0.12	(0.44)	(0.32)	(0.07)	(0.07)	9.30	(3.39)
2010	8.58	0.06	1.15	1.21	(0.10)	(0.10)	9.69	14.18
R-3 Shares
2014	11.72	0.12	0.22	0.34	(0.17)	(0.17)	11.89	2.89
2013	9.83	0.14	1.91	2.05	(0.16)	(0.16)	11.72	21.11
2012	9.35	0.16	0.41	0.57	(0.09)	(0.09)	9.83	6.24
2011	9.75	0.14	(0.45)	(0.31)	(0.09)	(0.09)	9.35	(3.25)
2010	8.64	0.08	1.15	1.23	(0.12)	(0.12)	9.75	14.29
R-4 Shares
2014	11.90	0.14	0.22	0.36	(0.19)	(0.19)	12.07	3.05
2013	9.97	0.16	1.95	2.11	(0.18)	(0.18)	11.90	21.44
2012	9.49	0.18	0.41	0.59	(0.11)	(0.11)	9.97	6.35
2011	9.89	0.17	(0.46)	(0.29)	(0.11)	(0.11)	9.49	(3.04)
2010	8.75	0.09	1.18	1.27	(0.13)	(0.13)	9.89	14.63
R-5 Shares
2014	11.88	0.16	0.22	0.38	(0.21)	(0.21)	12.05	3.18
2013	9.96	0.17	1.94	2.11	(0.19)	(0.19)	11.88	21.51
2012	9.48	0.19	0.41	0.60	(0.12)	(0.12)	9.96	6.50
2011	9.88	0.18	(0.46)	(0.28)	(0.12)	(0.12)	9.48	(2.90)
2010	8.67	0.11	1.24	1.35	(0.14)	(0.14)	9.88	15.71 (j)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$6,020	1.73%	—%	0.72%	67.0%
7,021	1.74	—	0.99	76.9
7,944	1.76	—	1.42	74.2
8,504	1.79	—	1.11	75.7 (c)
9,424	1.79	—	0.60	105.9

9,816	1.60	—	0.79	67.0
12,328	1.61	—	1.13	76.9
13,572	1.63	—	1.54	74.2
15,277	1.66	—	1.25	75.7 (c)
19,385	1.66	—	0.70	105.9

50,493	1.42	—	1.00	67.0
56,229	1.43	—	1.30	76.9
53,185	1.45	—	1.70	74.2
61,344	1.48	—	1.44	75.7 (c)
67,216	1.48	—	0.88	105.9

41,798	1.23	—	1.17	67.0
51,609	1.24	—	1.51	76.9
41,896	1.26	—	1.91	74.2
43,879	1.29	—	1.63	75.7 (c)
49,117	1.29	—	1.05	105.9

79,982	1.11	—	1.33	67.0
81,793	1.12	—	1.60	76.9
80,363	1.14	—	2.00	74.2
80,613	1.17	—	1.75	75.7 (c)
76,608	1.17	—	1.18	105.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Portfolio turnover rate excludes approximately $86,522,000 of sales from portfolio realignment from the acquisition of International Growth Fund.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Excludes expense reimbursement from Manager and/or Distributor.
(i)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
(j)
In March, 2010, the Class experienced a significant one time gain of approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
EQUITY INCOME FUND
Class A Shares
2014	$23.14	$0.56	$3.04	$3.60	($0.47)	($0.47)	$26.27	15.66% (b)
2013	19.47	0.55	3.65	4.20	(0.53)	(0.53)	23.14	21.87 (b)
2012	17.57	0.50	1.87	2.37	(0.47)	(0.47)	19.47	13.64 (b)
2011	16.91	0.49	0.63	1.12	(0.46)	(0.46)	17.57	6.69 (b)
2010	14.38	0.43	2.48	2.91	(0.38)	(0.38)	16.91	20.49 (b)
Class C Shares
2014	22.65	0.37	2.96	3.33	(0.29)	(0.29)	25.69	14.79 (b)
2013	19.07	0.38	3.58	3.96	(0.38)	(0.38)	22.65	21.01 (b)
2012	17.22	0.35	1.84	2.19	(0.34)	(0.34)	19.07	12.83 (b)
2011	16.59	0.36	0.61	0.97	(0.34)	(0.34)	17.22	5.87 (b)
2010	14.11	0.31	2.43	2.74	(0.26)	(0.26)	16.59	19.61 (b)
Class P Shares
2014	23.15	0.62	3.05	3.67	(0.54)	(0.54)	26.28	15.99 (b)
2013	19.47	0.61	3.66	4.27	(0.59)	(0.59)	23.15	22.27 (b)
2012	17.57	0.54	1.88	2.42	(0.52)	(0.52)	19.47	13.91 (b)
2011	16.93	0.51	0.66	1.17	(0.53)	(0.53)	17.57	6.95 (b)
2010(d)	16.45	0.05	0.54	0.59	(0.11)	(0.11)	16.93	3.59 (b),(e)
Institutional shares
2014	23.17	0.65	3.04	3.69	(0.56)	(0.56)	26.30	16.08
2013	19.49	0.64	3.65	4.29	(0.61)	(0.61)	23.17	22.39
2012	17.59	0.58	1.87	2.45	(0.55)	(0.55)	19.49	14.10
2011	16.93	0.56	0.64	1.20	(0.54)	(0.54)	17.59	7.15
2010	14.40	0.50	2.49	2.99	(0.46)	(0.46)	16.93	21.03

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$990,916	0.89%	2.26%	14.5%
916,224	0.93	2.57	16.4
709,464	0.96	2.66	23.5
607,610	0.95	2.79	16.6
622,414	1.00	2.73	22.1

191,198	1.63	1.51	14.5
160,568	1.66	1.83	16.4
112,082	1.70	1.93	23.5
100,409	1.67	2.07	16.6
101,915	1.73	2.00	22.1

130,436	0.62 (c)	2.50	14.5
82,839	0.63 (c)	2.83	16.4
50,045	0.70 (c)	2.89	23.5
32,417	0.70 (c)	2.92	16.6
10	0.72 (c),(f)	2.97 (f)	22.1 (f)

4,325,786	0.52	2.63	14.5
3,791,024	0.52	2.99	16.4
3,105,517	0.52	3.09	23.5
2,527,743	0.52	3.20	16.6
1,828,045	0.52	3.16	22.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
EQUITY INCOME FUND
R-1 shares
2014	$23.06	$0.45	$3.00	$3.45	($0.34)	($0.34)	$26.17	15.06%
2013	19.40	0.45	3.64	4.09	(0.43)	(0.43)	23.06	21.36
2012	17.52	0.42	1.86	2.28	(0.40)	(0.40)	19.40	13.09
2011	16.89	0.39	0.66	1.05	(0.42)	(0.42)	17.52	6.23
2010(g)	15.52	0.23	1.40	1.63	(0.26)	(0.26)	16.89	10.62 (e)
R-2 shares
2014	23.13	0.47	3.04	3.51	(0.38)	(0.38)	26.26	15.25
2013	19.46	0.48	3.65	4.13	(0.46)	(0.46)	23.13	21.48
2012	17.57	0.43	1.89	2.32	(0.43)	(0.43)	19.46	13.29
2011	16.89	0.41	0.66	1.07	(0.39)	(0.39)	17.57	6.39
2010(g)	15.52	0.21	1.43	1.64	(0.27)	(0.27)	16.89	10.67 (e)
R-3 shares
2014	23.07	0.51	3.03	3.54	(0.42)	(0.42)	26.19	15.47
2013	19.41	0.51	3.65	4.16	(0.50)	(0.50)	23.07	21.72
2012	17.53	0.46	1.88	2.34	(0.46)	(0.46)	19.41	13.45
2011	16.89	0.45	0.64	1.09	(0.45)	(0.45)	17.53	6.53
2010(g)	15.52	0.25	1.40	1.65	(0.28)	(0.28)	16.89	10.81 (e)
R-4 shares
2014	23.12	0.56	3.03	3.59	(0.47)	(0.47)	26.24	15.64
2013	19.45	0.55	3.66	4.21	(0.54)	(0.54)	23.12	21.94
2012	17.56	0.49	1.89	2.38	(0.49)	(0.49)	19.45	13.70
2011	16.92	0.46	0.66	1.12	(0.48)	(0.48)	17.56	6.70
2010(g)	15.52	0.20	1.49	1.69	(0.29)	(0.29)	16.92	11.03 (e)
R-5 shares
2014	23.15	0.59	3.04	3.63	(0.50)	(0.50)	26.28	15.81
2013	19.47	0.59	3.65	4.24	(0.56)	(0.56)	23.15	22.11
2012	17.58	0.51	1.89	2.40	(0.51)	(0.51)	19.47	13.81
2011	16.93	0.50	0.65	1.15	(0.50)	(0.50)	17.58	6.86
2010(g)	15.52	0.15	1.55	1.70	(0.29)	(0.29)	16.93	11.11 (e)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$3,135	1.39%	1.81%	14.5%
3,661	1.39	2.11	16.4
2,790	1.39	2.24	23.5
2,495	1.39	2.24	16.6
374	1.42 (f)	2.13 (f)	22.1 (f)

7,068	1.26	1.90	14.5
8,608	1.26	2.27	16.4
7,317	1.26	2.29	23.5
3,313	1.26	2.33	16.6
371	1.29 (f)	1.92 (f)	22.1 (f)

80,594	1.08	2.06	14.5
72,261	1.08	2.39	16.4
44,323	1.08	2.47	23.5
22,727	1.08	2.56	16.6
3,815	1.11 (f)	2.39 (f)	22.1 (f)

54,861	0.89	2.26	14.5
50,967	0.89	2.59	16.4
31,695	0.89	2.61	23.5
11,013	0.89	2.65	16.6
750	0.92 (f)	1.87 (f)	22.1 (f)

168,487	0.77	2.37	14.5
142,322	0.77	2.73	16.4
106,715	0.77	2.71	23.5
27,719	0.77	2.87	16.6
5,904	0.80 (f)	1.37 (f)	22.1 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
GLOBAL DIVERSIFIED INCOME FUND
Class A Shares
2014	$14.23	$0.63	$0.51	$1.14	($0.61)	$-	($0.61)	$14.76	8.18% (b)
2013	14.14	0.67	0.20	0.87	(0.66)	(0.12)	(0.78)	14.23	6.40 (b)
2012	12.98	0.76	1.16	1.92	(0.72)	(0.04)	(0.76)	14.14	15.25 (b)
2011	13.35	0.79	(0.35)	0.44	(0.70)	(0.11)	(0.81)	12.98	3.25 (b)
2010	12.72	0.73	1.71	2.44	(0.76)	(1.05)	(1.81)	13.35	21.38 (b)
Class C Shares
2014	14.17	0.52	0.51	1.03	(0.51)	–	(0.51)	14.69	7.27 (b)(e)
2013	14.08	0.55	0.22	0.77	(0.56)	(0.12)	(0.68)	14.17	5.65 (b)
2012	12.93	0.66	1.15	1.81	(0.62)	(0.04)	(0.66)	14.08	14.39 (b)
2011	13.30	0.69	(0.35)	0.34	(0.60)	(0.11)	(0.71)	12.93	2.55 (b)
2010	12.68	0.63	1.71	2.34	(0.67)	(1.05)	(1.72)	13.30	20.44 (b)
Class P Shares
2014	14.17	0.66	0.51	1.17	(0.65)	–	(0.65)	14.69	8.43 (b)
2013	14.09	0.69	0.21	0.90	(0.70)	(0.12)	(0.82)	14.17	6.63 (b)
2012	12.93	0.79	1.16	1.95	(0.75)	(0.04)	(0.79)	14.09	15.59 (b)
2011	13.31	0.83	(0.36)	0.47	(0.74)	(0.11)	(0.85)	12.93	3.51 (b)
2010(f)	13.01	0.08	0.34	0.42	(0.12)	–	(0.12)	13.31	3.21 (b),(g)
Institutional Shares
2014	14.19	0.67	0.51	1.18	(0.66)	–	(0.66)	14.71	8.47
2013	14.10	0.71	0.21	0.92	(0.71)	(0.12)	(0.83)	14.19	6.75
2012	12.94	0.81	1.15	1.96	(0.76)	(0.04)	(0.80)	14.10	15.67
2011	13.31	0.83	(0.35)	0.48	(0.74)	(0.11)	(0.85)	12.94	3.61
2010	12.72	0.77	1.67	2.44	(0.80)	(1.05)	(1.85)	13.31	21.42

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Dividends and Interest Expense on Short Sales and Short Sale Fees)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$2,466,867	1.17% (c)	1.08% (d)	4.33%	83.4%
2,658,057	1.15 (c)	1.10 (d)	4.71	79.0
2,019,170	1.13 (c)	—	5.64	50.8
996,753	1.16 (c)	—	5.94	47.6
630,204	1.16 (c)	—	5.76	75.5

2,766,661	1.92 (c)	1.83 (d)	3.56	83.4
2,372,549	1.91 (c)	1.86 (d)	3.94	79.0
1,535,844	1.89 (c)	—	4.87	50.8
727,143	1.90 (c)	—	5.22	47.6
296,132	1.92 (c)	—	4.98	75.5

3,329,928	0.91 (c)	0.82 (d)	4.55	83.4
2,285,742	0.89 (c)	0.84 (d)	4.93	79.0
1,125,168	0.90 (c)	—	5.84	50.8
420,384	0.83 (c)	—	6.38	47.6
1,001	0.99 (c),(h)	—	7.01 (h)	75.5 (h)

1,383,778	0.86	0.77 (d)	4.59	83.4
876,282	0.83 (c)	0.78 (d)	5.02	79.0
751,759	0.80 (c)	—	6.01	50.8
553,989	0.81 (c)	—	6.27	47.6
224,071	0.87 (c)	—	6.13	75.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
(f)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
GLOBAL REAL ESTATE SECURITIES FUND
Class A Shares
2014	$8.30	$0.10	$0.76	$0.86	($0.16)	($0.28)	($0.44)	$8.72	11.07% (b)
2013	7.83	0.11	0.94	1.05	(0.43)	(0.15)	(0.58)	8.30	13.94 (b)
2012	6.72	0.10	1.16	1.26	(0.15)	–	(0.15)	7.83	19.08 (b)
2011	6.83	0.08	(0.06)	0.02	(0.09)	(0.04)	(0.13)	6.72	0.28 (b)
2010	5.66	0.10	1.35	1.45	(0.28)	–	(0.28)	6.83	26.27 (b)
Class C Shares
2014	8.12	0.03	0.74	0.77	(0.11)	(0.28)	(0.39)	8.50	10.08 (b)
2013	7.67	0.04	0.93	0.97	(0.37)	(0.15)	(0.52)	8.12	13.19 (b)
2012	6.59	0.05	1.14	1.19	(0.11)	–	(0.11)	7.67	18.27 (b)
2011	6.71	0.03	(0.06)	(0.03)	(0.05)	(0.04)	(0.09)	6.59	(0.52)(b)
2010	5.58	0.06	1.31	1.37	(0.24)	–	(0.24)	6.71	25.19 (b)
Class P Shares
2014	8.78	0.12	0.81	0.93	(0.18)	(0.28)	(0.46)	9.25	11.33 (b)
2013	8.24	0.14	1.00	1.14	(0.45)	(0.15)	(0.60)	8.78	14.36 (b)
2012	7.07	0.14	1.20	1.34	(0.17)	–	(0.17)	8.24	19.37 (b)
2011(d)	7.35	0.11	(0.28)	(0.17)	(0.11)	–	(0.11)	7.07	(2.25)(b),(e)
Institutional Shares
2014	8.79	0.14	0.80	0.94	(0.19)	(0.28)	(0.47)	9.26	11.46
2013	8.25	0.16	0.99	1.15	(0.46)	(0.15)	(0.61)	8.79	14.49
2012	7.07	0.15	1.21	1.36	(0.18)	–	(0.18)	8.25	19.67
2011	7.18	0.12	(0.07)	0.05	(0.12)	(0.04)	(0.16)	7.07	0.74
2010	5.67	0.13	1.66	1.79	(0.28)	–	(0.28)	7.18	32.52 (g)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$102,093	1.32% (c)	1.16%	29.3%
70,426	1.37 (c)	1.40	52.4
20,896	1.45 (c)	1.46	87.9
13,483	1.45 (c)	1.18	78.8
16,738	1.45 (c)	1.61	194.8

47,399	2.14 (c)	0.33	29.3
24,808	2.20 (c)	0.53	52.4
5,021	2.20 (c)	0.70	87.9
2,887	2.20 (c)	0.45	78.8
1,453	2.20 (c)	0.95	194.8

109,673	1.06 (c)	1.39	29.3
51,000	1.08 (c)	1.61	52.4
6,970	1.09 (c)	1.78	87.9
3,378	1.10 (c),(f)	1.80 (f)	78.8 (f)

2,076,053	0.90 (c)	1.57	29.3
1,470,065	0.92 (c)	1.86	52.4
1,077,821	0.93 (c)	1.92	87.9
246,174	0.95 (c)	1.67	78.8
9	0.95 (c)	2.23	194.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from December 29, 2010, date shares first offered, through October 31, 2011.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)
During 2010, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
GOVERNMENT & HIGH QUALITY BOND FUND
Class A Shares
2014	$10.98	$0.24	$0.13	$0.37	($0.32)	($0.32)	$11.03	3.39% (b)
2013	11.37	0.24	(0.31)	(0.07)	(0.32)	(0.32)	10.98	(0.61)(b)
2012	11.26	0.31	0.20	0.51	(0.40)	(0.40)	11.37	4.58 (b)
2011	11.28	0.37	0.02	0.39	(0.41)	(0.41)	11.26	3.60 (b)
2010	10.89	0.42	0.41	0.83	(0.44)	(0.44)	11.28	7.82 (b)
Class C Shares
2014	10.97	0.15	0.12	0.27	(0.22)	(0.22)	11.02	2.52 (b)
2013	11.36	0.15	(0.31)	(0.16)	(0.23)	(0.23)	10.97	(1.44)(b)
2012	11.25	0.21	0.20	0.41	(0.30)	(0.30)	11.36	3.73 (b)
2011	11.27	0.28	0.02	0.30	(0.32)	(0.32)	11.25	2.76 (b)
2010	10.88	0.33	0.42	0.75	(0.36)	(0.36)	11.27	6.97 (b)
Class J Shares
2014	10.99	0.23	0.13	0.36	(0.30)	(0.30)	11.05	3.37 (b)
2013	11.38	0.23	(0.31)	(0.08)	(0.31)	(0.31)	10.99	(0.75)(b)
2012	11.28	0.29	0.19	0.48	(0.38)	(0.38)	11.38	4.28 (b)
2011	11.30	0.35	0.02	0.37	(0.39)	(0.39)	11.28	3.40 (b)
2010	10.90	0.40	0.43	0.83	(0.43)	(0.43)	11.30	7.73 (b)
Class P Shares
2014	11.00	0.25	0.13	0.38	(0.33)	(0.33)	11.05	3.47 (b)
2013	11.39	0.25	(0.31)	(0.06)	(0.33)	(0.33)	11.00	(0.52)(b)
2012	11.28	0.32	0.20	0.52	(0.41)	(0.41)	11.39	4.68 (b)
2011	11.28	0.37	0.05	0.42	(0.42)	(0.42)	11.28	3.87 (b)
2010(f)	11.24	0.04	0.04	0.08	(0.04)	(0.04)	11.28	0.71 (b),(g)
Institutional shares
2014	10.98	0.27	0.14	0.41	(0.35)	(0.35)	11.04	3.77
2013	11.37	0.27	(0.31)	(0.04)	(0.35)	(0.35)	10.98	(0.33)
2012	11.27	0.34	0.19	0.53	(0.43)	(0.43)	11.37	4.80
2011	11.29	0.40	0.03	0.43	(0.45)	(0.45)	11.27	3.91
2010	10.90	0.46	0.41	0.87	(0.48)	(0.48)	11.29	8.16

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$316,531	0.79%	0.89% (c)	2.22%	32.8%
387,828	0.79	0.89 (c)	2.17	41.1
513,204	0.81	0.91 (c)	2.73	52.8
421,315	0.82	0.92 (c)	3.30	104.7
422,993	0.84 (d)	–	3.78	51.2

59,847	1.63 (e)	—	1.38	32.8
82,486	1.63 (e)	—	1.33	41.1
113,801	1.63 (e)	—	1.90	52.80
81,404	1.63 (e)	—	2.48	104.7
75,290	1.63 (e)	—	2.96	51.2

135,736	0.89	0.93 (c)	2.12	32.8
144,809	0.94	1.14 (c)	2.02	41.1
156,522	1.00	1.23 (c)	2.53	52.8
123,734	1.00	1.16 (c)	3.11	104.7
112,730	1.00	1.20 (c)	3.63	51.2

7,390	0.70 (e)	—	2.32	32.8
10,855	0.70 (e)	—	2.26	41.1
17,803	0.70 (e)	—	2.83	52.8
13,022	0.70 (e)	—	3.28	104.7
10	0.71 (e),(h)	—	3.69 (h)	51.2 (h)

1,086,207	0.51	—	2.50	32.8
1,098,217	0.51	—	2.45	41.1
1,044,466	0.51	—	3.04	52.8
1,020,836	0.51	—	3.60	104.7
980,476	0.51	—	4.13	51.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Reflects Manager's contractual expense limit and Underwriter's contractual distribution fee limit.
(e)	Reflects Manager's contractual expense limit.
(f)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
GOVERNMENT & HIGH QUALITY BOND FUND
R-1 shares
2014	$10.99	$0.19	$0.12	$0.31	($0.26)	($0.26)	$11.04	2.86%
2013	11.38	0.19	(0.31)	(0.12)	(0.27)	(0.27)	10.99	(1.10)
2012	11.27	0.26	0.19	0.45	(0.34)	(0.34)	11.38	4.07
2011	11.29	0.32	0.02	0.34	(0.36)	(0.36)	11.27	3.11
2010	10.90	0.37	0.41	0.78	(0.39)	(0.39)	11.29	7.32
R-2 shares
2014	10.99	0.20	0.12	0.32	(0.27)	(0.27)	11.04	3.00
2013	11.38	0.20	(0.31)	(0.11)	(0.28)	(0.28)	10.99	(0.97)
2012	11.27	0.27	0.20	0.47	(0.36)	(0.36)	11.38	4.21
2011	11.29	0.33	0.03	0.36	(0.38)	(0.38)	11.27	3.24
2010	10.90	0.39	0.41	0.80	(0.41)	(0.41)	11.29	7.46
R-3 shares
2014	10.99	0.22	0.12	0.34	(0.29)	(0.29)	11.04	3.18
2013	11.38	0.22	(0.31)	(0.09)	(0.30)	(0.30)	10.99	(0.80)
2012	11.27	0.29	0.20	0.49	(0.38)	(0.38)	11.38	4.40
2011	11.29	0.35	0.03	0.38	(0.40)	(0.40)	11.27	3.43
2010	10.90	0.40	0.42	0.82	(0.43)	(0.43)	11.29	7.66
R-4 shares
2014	10.99	0.24	0.13	0.37	(0.32)	(0.32)	11.04	3.38
2013	11.38	0.24	(0.31)	(0.07)	(0.32)	(0.32)	10.99	(0.61)
2012	11.27	0.31	0.20	0.51	(0.40)	(0.40)	11.38	4.59
2011	11.29	0.37	0.03	0.40	(0.42)	(0.42)	11.27	3.62
2010	10.90	0.42	0.42	0.84	(0.45)	(0.45)	11.29	7.86
R-5 shares
2014	11.00	0.26	0.12	0.38	(0.33)	(0.33)	11.05	3.50
2013	11.39	0.26	(0.32)	(0.06)	(0.33)	(0.33)	11.00	(0.49)
2012	11.28	0.32	0.20	0.52	(0.41)	(0.41)	11.39	4.72
2011	11.30	0.38	0.03	0.41	(0.43)	(0.43)	11.28	3.74
2010	10.90	0.44	0.42	0.86	(0.46)	(0.46)	11.30	8.08

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

2,480	1.29 (e)	—	1.72	32.8
3,151	1.29 (e)	—	1.67	41.1
3,722	1.29 (e)	—	2.25	52.80
3,517	1.29 (e)	—	2.84	104.7
4,485	1.29 (e)	—	3.33	51.2

4,914	1.16 (e)	—	1.85	32.8
5,207	1.16 (e)	—	1.80	41.1
6,464	1.16 (e)	—	2.39	52.8
7,276	1.16 (e)	—	2.96	104.7
8,002	1.16 (e)	—	3.48	51.2

16,350	0.98 (e)	—	2.03	32.8
17,952	0.98 (e)	—	1.98	41.1
21,930	0.98 (e)	—	2.56	52.8
20,798	0.98 (e)	—	3.13	104.7
20,070	0.98 (e)	—	3.63	51.2

10,900	0.79 (e)	—	2.22	32.8
10,708	0.79 (e)	—	2.17	41.1
11,093	0.79 (e)	—	2.75	52.8
9,295	0.79 (e)	—	3.31	104.7
7,364	0.79 (e)	—	3.82	51.2

20,405	0.67 (e)	—	2.34	32.8
19,242	0.67 (e)	—	2.29	41.1
21,996	0.67 (e)	—	2.87	52.8
17,909	0.67 (e)	—	3.44	104.7
15,243	0.67 (e)	—	3.95	51.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Reflects Manager's contractual expense limit and Underwriter's contractual distribution fee limit.
(e)	Reflects Manager's contractual expense limit.
(f)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
HIGH YIELD
Class A Shares
2014	$7.94	$0.43	($0.03)	$0.40	($0.46)	($0.16)	($0.62)	$7.72	5.32% (b)
2013	7.84	0.49	0.19	0.68	(0.51)	(0.07)	(0.58)	7.94	8.90 (b)
2012	7.72	0.52	0.40	0.92	(0.54)	(0.26)	(0.80)	7.84	12.85 (b)
2011	8.18	0.60	(0.28)	0.32	(0.63)	(0.15)	(0.78)	7.72	4.06 (b)
2010	7.61	0.65	0.58	1.23	(0.66)	–	(0.66)	8.18	16.87 (b)
Class C Shares
2014	8.01	0.38	(0.04)	0.34	(0.41)	(0.16)	(0.57)	7.78	4.42 (b)
2013	7.90	0.44	0.19	0.63	(0.45)	(0.07)	(0.52)	8.01	8.18 (b)
2012	7.77	0.47	0.40	0.87	(0.48)	(0.26)	(0.74)	7.90	12.07 (b)
2011	8.23	0.55	(0.29)	0.26	(0.57)	(0.15)	(0.72)	7.77	3.29 (b)
2010	7.66	0.59	0.58	1.17	(0.60)	–	(0.60)	8.23	15.91 (b)
Class P Shares
2014	7.94	0.45	(0.02)	0.43	(0.49)	(0.16)	(0.65)	7.72	5.62 (b)
2013	7.84	0.51	0.19	0.70	(0.53)	(0.07)	(0.60)	7.94	9.16 (b)
2012	7.72	0.54	0.40	0.94	(0.56)	(0.26)	(0.82)	7.84	13.08 (b)
2011	8.15	0.61	(0.24)	0.37	(0.65)	(0.15)	(0.80)	7.72	4.74 (b)
2010(d)	8.00	0.06	0.15	0.21	(0.06)	–	(0.06)	8.15	2.67 (b)(e)
Institutional Shares
2014	7.90	0.46	(0.04)	0.42	(0.49)	(0.16)	(0.65)	7.67	5.58
2013	7.80	0.51	0.20	0.71	(0.54)	(0.07)	(0.61)	7.90	9.31
2012	7.69	0.55	0.39	0.94	(0.57)	(0.26)	(0.83)	7.80	13.17
2011	8.15	0.63	(0.28)	0.35	(0.66)	(0.15)	(0.81)	7.69	4.45
2010	7.59	0.68	0.57	1.25	(0.69)	–	(0.69)	8.15	17.23

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,192,803	0.93%	–	5.53%	51.7%
1,964,696	0.92	–	6.21	69.6
1,829,010	0.91	–	6.84	82.6
1,663,615	0.92	–	7.57	82.8
2,001,283	0.94	–	8.25	77.8

502,489	1.62	–	4.82	51.7
552,250	1.63	–	5.50	69.6
596,620	1.65	–	6.10	82.6
518,144	1.63	–	6.84	82.8
490,173	1.67	–	7.52	77.8

1,049,626	0.65 (c)	–	5.74	51.7
653,980	0.67 (c)	–	6.45	69.6
583,929	0.71 (c)	–	7.04	82.6
449,834	0.61 (c)	–	7.78	82.8
273	0.73 (c),(f)	–	8.11 (f)	77.8 (f)

992,990	0.59	0.59 (g)	5.84	51.7
919,683	0.58	0.59 (g)	6.52	69.6
721,892	0.56	0.59 (g)	7.19	82.6
744,655	0.56	0.57 (g)	7.91	82.8
975,311	0.56	0.57 (g)	8.64	77.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
HIGH YIELD I
Class A Shares
2014	$10.76	$0.54	($0.06)	$0.48	($0.54)	($0.21)	($0.75)	$10.49	4.56% (b)
2013(d)	10.70	0.36	0.07	0.43	(0.37)	–	(0.37)	10.76	4.11 (b)(e)
Institutional Shares
2014	10.76	0.58	(0.06)	0.52	(0.58)	(0.21)	(0.79)	10.49	4.99
2013	11.37	0.65	0.27	0.92	(1.22)	(0.31)	(1.53)	10.76	8.72
2012	11.05	0.73	0.54	1.27	(0.73)	(0.22)	(0.95)	11.37	12.65
2011	11.64	0.83	(0.42)	0.41	(0.85)	(0.15)	(1.00)	11.05	3.87
2010	10.67	0.94	1.00	1.94	(0.97)	–	(0.97)	11.64	19.54

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$2,661	1.05% (c)	5.09%	43.2%
33,001	1.05 (c),(f)	5.07 (f)	67.0 (f)

1,789,770	0.64	5.44	43.2
1,495,205	0.65	6.00	67.0
1,189,513	0.65	6.75	75.0
1,633,132	0.65	7.50	67.4
1,276,786	0.65	8.77	100.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from March 1, 2013, date shares first offered, through October 31, 2013.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
INCOME FUND
Class A Shares
2014	$9.65	$0.32	$0.13	$0.45	($0.34)	($0.34)	$9.76	4.77% (b)
2013	9.98	0.34	(0.31)	0.03	(0.36)	(0.36)	9.65	0.36 (b)
2012	9.55	0.41	0.45	0.86	(0.43)	(0.43)	9.98	9.23 (b)
2011	9.65	0.45	(0.07)	0.38	(0.48)	(0.48)	9.55	4.12 (b)
2010	9.26	0.50	0.41	0.91	(0.52)	(0.52)	9.65	10.14 (b)
Class C Shares
2014	9.70	0.24	0.13	0.37	(0.26)	(0.26)	9.81	3.90 (b)
2013	10.03	0.26	(0.30)	(0.04)	(0.29)	(0.29)	9.70	(0.42)(b)
2012	9.60	0.33	0.45	0.78	(0.35)	(0.35)	10.03	8.33 (b)
2011	9.70	0.38	(0.07)	0.31	(0.41)	(0.41)	9.60	3.30 (b)
2010	9.30	0.42	0.43	0.85	(0.45)	(0.45)	9.70	9.35 (b)
Class J Shares
2014	9.67	0.31	0.14	0.45	(0.34)	(0.34)	9.78	4.73 (b)
2013	10.00	0.33	(0.30)	0.03	(0.36)	(0.36)	9.67	0.29 (b)
2012	9.57	0.39	0.45	0.84	(0.41)	(0.41)	10.00	9.03 (b)
2011	9.67	0.43	(0.06)	0.37	(0.47)	(0.47)	9.57	3.91 (b)
2010	9.28	0.48	0.41	0.89	(0.50)	(0.50)	9.67	9.91 (b)
Class P Shares
2014	9.67	0.33	0.14	0.47	(0.36)	(0.36)	9.78	4.94 (b)
2013	10.00	0.36	(0.31)	0.05	(0.38)	(0.38)	9.67	0.56 (b)
2012	9.57	0.43	0.45	0.88	(0.45)	(0.45)	10.00	9.42 (b)
2011	9.67	0.46	(0.06)	0.40	(0.50)	(0.50)	9.57	4.31 (b)
2010(d)	9.66	0.05	0.01	0.06	(0.05)	(0.05)	9.67	0.60 (b)(e)
Institutional Shares
2014	9.67	0.35	0.14	0.49	(0.38)	(0.38)	9.78	5.13
2013	10.00	0.37	(0.30)	0.07	(0.40)	(0.40)	9.67	0.74
2012	9.57	0.44	0.46	0.90	(0.47)	(0.47)	10.00	9.62
2011	9.68	0.49	(0.08)	0.41	(0.52)	(0.52)	9.57	4.41
2010	9.28	0.54	0.42	0.96	(0.56)	(0.56)	9.68	10.65

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$272,809	0.86%	—%	3.26%	11.3%
293,396	0.89	—	3.43	20.7
338,977	0.90	—	4.20	14.1
268,621	0.90	—	4.75	16.9
268,103	0.91 (c)	—	5.28	13.1

65,027	1.67	—	2.45	11.3
73,328	1.67	—	2.65	20.7
86,409	1.68	—	3.41	14.1
63,548	1.68	—	3.98	16.9
59,080	1.69 (c)	—	4.50	13.1

93,304	0.89	0.93 (g)	3.23	11.3
88,170	0.96	1.16 (g)	3.36	20.7
90,263	1.06	1.25 (g)	4.02	14.1
58,259	1.10	1.29 (g)	4.54	16.9
36,124	1.10	1.75 (g)	5.02	13.1

25,010	0.68 (c)	—	3.40	11.3
12,960	0.69 (c)	—	3.63	20.7
15,196	0.70 (c)	—	4.37	14.1
9,474	0.70 (c)	—	4.83	16.9
30	0.71 (c),(f)	—	5.07 (f)	13.1 (f)

2,288,675	0.50	—	3.61	11.3
1,907,327	0.50	—	3.82	20.7
1,763,464	0.51	—	4.56	14.1
1,157,481	0.52	—	5.13	16.9
930,550	0.52	—	5.69	13.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.
(h)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
INCOME FUND
R-1 Shares
2014	$9.68	$0.26	$0.14	$0.40	($0.29)	($0.29)	$9.79	4.22%
2013	10.00	0.29	(0.29)	–	(0.32)	(0.32)	9.68	(0.02)
2012	9.57	0.36	0.45	0.81	(0.38)	(0.38)	10.00	8.68
2011	9.68	0.40	(0.07)	0.33	(0.44)	(0.44)	9.57	3.51
2010(h)	9.27	0.30	0.40	0.70	(0.29)	(0.29)	9.68	7.68 (e)
R-2 Shares
2014	9.68	0.28	0.14	0.42	(0.31)	(0.31)	9.79	4.35
2013	10.01	0.30	(0.30)	–	(0.33)	(0.33)	9.68	—
2012	9.58	0.37	0.46	0.83	(0.40)	(0.40)	10.01	8.81
2011	9.67	0.42	(0.06)	0.36	(0.45)	(0.45)	9.58	3.85
2010(h)	9.27	0.30	0.40	0.70	(0.30)	(0.30)	9.67	7.67 (e)
R-3 Shares
2014	9.69	0.30	0.13	0.43	(0.32)	(0.32)	9.80	4.54
2013	10.01	0.32	(0.29)	0.03	(0.35)	(0.35)	9.69	0.28
2012	9.58	0.39	0.45	0.84	(0.41)	(0.41)	10.01	9.00
2011	9.68	0.43	(0.06)	0.37	(0.47)	(0.47)	9.58	3.93
2010(h)	9.27	0.31	0.41	0.72	(0.31)	(0.31)	9.68	7.91 (e)
R-4 Shares
2014	9.68	0.32	0.13	0.45	(0.34)	(0.34)	9.79	4.74
2013	10.01	0.34	(0.30)	0.04	(0.37)	(0.37)	9.68	0.37
2012	9.58	0.41	0.45	0.86	(0.43)	(0.43)	10.01	9.21
2011	9.68	0.45	(0.06)	0.39	(0.49)	(0.49)	9.58	4.13
2010(h)	9.27	0.32	0.41	0.73	(0.32)	(0.32)	9.68	8.04 (e)
R-5 Shares
2014	9.67	0.33	0.13	0.46	(0.35)	(0.35)	9.78	4.87
2013	10.00	0.35	(0.30)	0.05	(0.38)	(0.38)	9.67	0.50
2012	9.57	0.42	0.45	0.87	(0.44)	(0.44)	10.00	9.35
2011	9.67	0.46	(0.06)	0.40	(0.50)	(0.50)	9.57	4.26
2010(h)	9.27	0.35	0.38	0.73	(0.33)	(0.33)	9.67	8.03 (e)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10,308	1.37%	–	2.71%	11.3%
5,593	1.37	–	2.94	20.7
1,084	1.38	–	3.69	14.1
415	1.38	–	4.14	16.9
18	1.40 (f)	–	4.69 (f)	13.1 (f)

2,267	1.24	–	2.85	11.3
1,208	1.24	–	3.07	20.7
1,157	1.25	–	3.77	14.1
291	1.25	–	4.37	16.9
172	1.27 (f)	–	4.71 (f)	13.1 (f)

24,899	1.06	–	3.05	11.3
21,640	1.06	–	3.25	20.7
16,508	1.07	–	4.01	14.1
8,180	1.07	–	4.52	16.9
1,472	1.09 (f)	–	4.95 (f)	13.1 (f)

21,679	0.87	–	3.23	11.3
15,785	0.87	–	3.45	20.7
8,155	0.88	–	4.17	14.1
2,835	0.88	–	4.74	16.9
1,361	0.90 (f)	–	5.03 (f)	13.1 (f)

33,814	0.75	–	3.36	11.3
15,858	0.75	–	3.56	20.7
13,785	0.76	–	4.31	14.1
10,322	0.76	–	4.80	16.9
393	0.78 (f)	–	5.43 (f)	13.1 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.
(h)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
INFLATION PROTECTION FUND
Class A Shares
2014	$8.69	$0.05	$0.04	$0.09	$–	($0.16)	($0.16)	$8.62	1.07% (b)
2013	9.32	0.02	(0.63)	(0.61)	(0.02)	—	(0.02)	8.69	(6.52)(b)
2012	8.70	0.04	0.59	0.63	(0.01)	—	(0.01)	9.32	7.24 (b)
2011	8.29	0.25	0.38	0.63	(0.22)	—	(0.22)	8.70	7.74 (b)
2010	7.62	0.12	0.68	0.80	(0.13)	—	(0.13)	8.29	10.58 (b)
Class C Shares
2014	8.50	(0.02)	0.04	0.02	—	(0.16)	(0.16)	8.36	0.25 (b)
2013	9.16	(0.05)	(0.61)	(0.66)	—	—	—	8.50	(7.21)(b)
2012	8.61	(0.02)	0.57	0.55	—	—	—	9.16	6.43 (b)
2011	8.23	0.17	0.38	0.55	(0.17)	—	(0.17)	8.61	6.85 (b)
2010	7.58	0.06	0.68	0.74	(0.09)	—	(0.09)	8.23	9.76 (b)
Class J Shares
2014	8.55	0.03	0.04	0.07	—	(0.16)	(0.16)	8.46	0.85 (b)
2013	9.15	0.02	(0.61)	(0.59)	(0.01)	—	(0.01)	8.55	(6.45)(b)
2012	8.56	0.02	0.58	0.60	(0.01)	—	(0.01)	9.15	7.00 (b)
2011	8.17	0.20	0.39	0.59	(0.20)	—	(0.20)	8.56	7.42 (b)
2010	7.51	0.10	0.67	0.77	(0.11)	—	(0.11)	8.17	10.40 (b)
Institutional Shares
2014	8.69	0.11	0.02	0.13	—	(0.16)	(0.16)	8.66	1.54
2013	9.29	0.07	(0.62)	(0.55)	(0.05)	—	(0.05)	8.69	(6.00)
2012	8.65	0.09	0.58	0.67	(0.03)	—	(0.03)	9.29	7.78
2011	8.24	0.28	0.38	0.66	(0.25)	—	(0.25)	8.65	8.19
2010	7.57	0.16	0.67	0.83	(0.16)	—	(0.16)	8.24	11.10

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$15,296	0.90% (c)	—%	0.55%	101.6%
18,098	0.90 (c)	—	0.24	100.9
29,440	0.90 (c)	—	0.41	152.9
30,170	0.90 (c)	—	3.00	131.9
16,234	0.90 (c)	—	1.55	85.3

4,222	1.65 (c)	—	(0.18)	101.6
5,259	1.65 (c)	—	(0.52)	100.9
9,304	1.65 (c)	—	(0.21)	152.9
5,840	1.65 (c)	—	2.13	131.9
3,195	1.65 (c)	—	0.79	85.3

8,692	1.11	1.15 (d)	0.40	101.6
9,894	0.86	1.06 (d)	0.25	100.9
15,135	1.15	1.52 (d)	0.25	152.9
13,502	1.10	1.24 (d)	2.51	131.9
7,613	1.15	1.33 (d)	1.31	85.3

1,023,698	0.40	—	1.29	101.6
773,261	0.40	—	0.79	100.9
740,023	0.40	—	1.04	152.9
720,534	0.40	—	3.37	131.9
550,781	0.41	—	2.04	85.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
INFLATION PROTECTION FUND
R-1 shares
2014	$8.46	$0.02	$0.03	$0.05	$-	($0.16)	($0.16)	$8.35	0.62
2013	9.09	(0.02)	(0.6)	(0.62)	(0.01)	—	(0.01)	8.46	(6.83)
2012	8.51	0.02	0.57	0.59	(0.01)	—	(0.01)	9.09	6.89
2011	8.13	0.19	0.38	0.57	(0.19)	—	(0.19)	8.51	7.23
2010	7.48	0.09	0.67	0.76	(0.11)	—	(0.11)	8.13	10.20
R-2 shares
2014	8.49	0.03	0.03	0.06	—	(0.16)	(0.16)	8.39	0.73
2013	9.11	—	(0.61)	(0.61)	(0.01)	—	(0.01)	8.49	(6.73)
2012	8.52	0.03	0.57	0.60	(0.01)	—	(0.01)	9.11	7.01
2011	8.13	0.20	0.39	0.59	(0.20)	—	(0.20)	8.52	7.46
2010	7.48	0.1	0.66	0.76	(0.11)	—	(0.11)	8.13	10.30
R-3 shares
2014	8.54	0.04	0.04	0.08	—	(0.16)	(0.16)	8.46	0.97
2013	9.16	0.02	(0.62)	(0.60)	(0.02)	—	(0.02)	8.54	(6.54)
2012	8.55	0.04	0.58	0.62	(0.01)	—	(0.01)	9.16	7.24
2011	8.16	0.22	0.38	0.60	(0.21)	—	(0.21)	8.55	7.57
2010	7.50	0.12	0.66	0.78	(0.12)	—	(0.12)	8.16	10.56
R-4 shares
2014	8.58	0.07	0.03	0.10	—	(0.16)	(0.16)	8.52	1.20
2013	9.20	0.04	(0.63)	(0.59)	(0.03)	—	(0.03)	8.58	(6.42)
2012	8.58	0.08	0.55	0.63	(0.01)	—	(0.01)	9.20	7.38
2011	8.18	0.27	0.35	0.62	(0.22)	—	(0.22)	8.58	7.83
2010	7.52	0.13	0.67	0.80	(0.14)	—	(0.14)	8.18	10.70
R-5 shares
2014	8.62	0.16	(0.05)	0.11	—	(0.16)	(0.16)	8.57	1.31
2013	9.24	0.06	(0.65)	(0.59)	(0.03)	—	(0.03)	8.62	(6.37)
2012	8.61	0.07	0.58	0.65	(0.02)	—	(0.02)	9.24	7.55
2011	8.21	0.25	0.38	0.63	(0.23)	—	(0.23)	8.61	7.90
2010	7.54	0.14	0.67	0.81	(0.14)	—	(0.14)	8.21	10.91

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$905	1.28%	—%	0.28%	101.6%
910	1.28	—	(0.21)	100.9
1,821	1.28	—	0.19	152.9
1,315	1.28	—	2.39	131.9
660	1.29	—	1.16	85.3

577	1.15	—	0.34	101.6
752	1.15	—	0.01	100.9
1,263	1.15	—	0.35	152.9
1,063	1.15	—	2.50	131.9
1,078	1.16	—	1.26	85.3

5,784	0.97	—	0.50	101.6
6,353	0.97	—	0.22	100.9
5,447	0.97	—	0.47	152.9
4,487	0.97	—	2.74	131.9
2,759	0.98	—	1.49	85.3

2,036	0.78	—	0.83	101.6
1,655	0.78	—	0.47	100.9
1,995	0.78	—	0.88	152.9
837	0.78	—	3.36	131.9
896	0.79	—	1.67	85.3

3,790	0.66	—	1.82	101.6
2,516	0.66	—	0.71	100.9
4,539	0.66	—	0.81	152.9
2,309	0.66	—	3.06	131.9
1,230	0.67	—	1.73	85.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
INTERNATIONAL EMERGING MARKETS FUND
Class A Shares
2014	$25.11	$0.18	($0.23)	($0.05)	($0.05)	($0.05)	$25.01	(0.18)%(b)
2013	24.52	0.18	0.65	0.83	(0.24)	(0.24)	25.11	3.34 (b)
2012	23.76	0.20	0.74	0.94	(0.18)	(0.18)	24.52	4.05 (b)
2011	25.69	0.25	(2.16)	(1.91)	(0.02)	(0.02)	23.76	(7.45)(b)
2010	20.73	0.08	4.93	5.01	(0.05)	(0.05)	25.69	24.22 (b)
Class C Shares
2014	24.24	(0.05)	(0.23)	(0.28)	–	–	23.96	(1.16)(b)
2013	23.69	(0.06)	0.61	0.55	–	–	24.24	2.32 (b)
2012	22.98	(0.02)	0.73	0.71	–	–	23.69	3.09 (b)
2011	25.06	0.02	(2.10)	(2.08)	–	–	22.98	(8.30)(b)
2010	20.36	(0.13)	4.83	4.70	–	–	25.06	23.08 (b)
Class J Shares
2014	24.25	0.20	(0.22)	(0.02)	(0.09)	(0.09)	24.14	(0.09)(b)
2013	23.69	0.21	0.62	0.83	(0.27)	(0.27)	24.25	3.49 (b)
2012	22.96	0.22	0.72	0.94	(0.21)	(0.21)	23.69	4.18 (b)
2011	24.82	0.26	(2.09)	(1.83)	(0.03)	(0.03)	22.96	(7.40)(b)
2010	20.05	0.07	4.78	4.85	(0.08)	(0.08)	24.82	24.23 (b)
Class P Shares
2014	24.97	0.28	(0.23)	0.05	(0.18)	(0.18)	24.84	0.20 (b)
2013	24.37	0.30	0.65	0.95	(0.35)	(0.35)	24.97	3.87 (b)
2012	23.65	0.32	0.71	1.03	(0.31)	(0.31)	24.37	4.51 (b)
2011	25.60	0.48	(2.28)	(1.80)	(0.15)	(0.15)	23.65	(7.09)(b)
2010(d)	24.41	–	1.19	1.19	–	–	25.60	4.88 (b),(e)
Institutional shares
2014	$25.01	$0.32	($0.24)	$0.08	($0.21)	($0.21)	$24.88	0.33%
2013	24.42	0.33	0.64	0.97	(0.38)	(0.38)	25.01	3.96
2012	23.67	0.34	0.73	1.07	(0.32)	(0.32)	24.42	4.67
2011	25.60	0.39	(2.16)	(1.77)	(0.16)	(0.16)	23.67	(7.00)
2010	20.66	0.21	4.92	5.13	(0.19)	(0.19)	25.60	24.94

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$93,053	1.76% (c)	—%	0.71%	114.7%
100,585	1.82	—	0.73	117.2
109,294	1.84	—	0.83	104.8
113,266	1.77	—	0.98	88.4
137,244	1.85	—	0.33	102.1

10,906	2.70 (c)	—	(0.20)	114.7
10,913	2.80 (c)	—	(0.25)	117.2
12,148	2.77 (c)	—	(0.07)	104.8
12,140	2.67 (c)	—	0.09	88.4
13,166	2.79 (c)	—	(0.59)	102.1

129,223	1.65	1.69 (g)	0.83	114.7
146,376	1.69	1.89 (g)	0.85	117.2
164,299	1.72	1.91 (g)	0.96	104.8
170,695	1.71	1.85 (g)	1.03	88.4
205,507	1.83	1.90 (g)	0.32	102.1

2,023	1.37 (c)	—	1.14	114.7
2,508	1.38 (c)	—	1.24	117.2
2,310	1.38 (c)	—	1.36	104.8
1,919	1.38 (c)	—	1.94	88.4
10	1.38 (c),(f)	—	0.01 (f)	102.1 (f)

1,752,175	1.23	—	1.30	114.7
1,537,280	1.24	1.24 (g)	1.35	117.2
1,219,393	1.25	1.25 (g)	1.45	104.8
1,042,690	1.27	1.27 (g)	1.51	88.4
1,048,491	1.28	1.28 (g)	0.91	102.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
INTERNATIONAL EMERGING MARKETS FUND
R-1 shares
2014	24.79	0.09	(0.22)	(0.13)	—	—	24.66	(0.52)
2013	24.20	0.11	0.64	0.75	(0.16)	(0.16)	24.79	3.09
2012	23.37	0.13	0.75	0.88	(0.05)	(0.05)	24.20	3.77
2011	25.35	0.14	(2.12)	(1.98)	—	—	23.37	(7.81)
2010	20.51	0.02	4.87	4.89	(0.05)	(0.05)	25.35	23.87
R-2 shares
2014	24.63	0.12	(0.22)	(0.10)	(0.01)	(0.01)	24.52	(0.41)
2013	24.03	0.13	0.65	0.78	(0.18)	(0.18)	24.63	3.21
2012	23.26	0.16	0.74	0.90	(0.13)	(0.13)	24.03	3.93
2011	25.20	0.17	(2.11)	(1.94)	—	—	23.26	(7.70)
2010	20.37	0.03	4.86	4.89	(0.06)	(0.06)	25.2	24.02
R-3 shares
2014	24.74	0.17	(0.23)	(0.06)	—	—	24.68	(0.24)
2013	24.15	0.19	0.64	0.83	(0.24)	(0.24)	24.74	3.42
2012	23.38	0.22	0.72	0.94	(0.17)	(0.17)	24.15	4.08
2011	25.31	0.23	(2.13)	(1.90)	(0.03)	(0.03)	23.38	(7.52)
2010	20.46	0.08	4.87	4.95	(0.10)	(0.10)	25.31	24.26
R-4 shares
2014	24.93	0.20	(0.21)	(0.01)	(0.10)	(0.10)	24.82	(0.01)
2013	24.35	0.24	0.64	0.88	(0.30)	(0.30)	24.93	3.57
2012	23.59	0.25	0.74	0.99	(0.23)	(0.23)	24.35	4.28
2011	25.52	0.28	(2.14)	(1.86)	(0.07)	(0.07)	23.59	(7.33)
2010	20.62	0.12	4.91	5.03	(0.13)	(0.13)	25.52	24.48
R-5 shares
2014	25.02	0.24	(0.22)	0.02	(0.15)	(0.15)	24.89	0.08
2013	24.43	0.27	0.65	0.92	(0.33)	(0.33)	25.02	3.73
2012	23.67	0.29	0.72	1.01	(0.25)	(0.25)	24.43	4.41
2011	25.60	0.32	(2.15)	(1.83)	(0.10)	(0.10)	23.67	(7.21)
2010	20.67	0.15	4.93	5.08	(0.15)	(0.15)	25.60	24.65

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$3,490	2.10%	—%	0.38%	114.7%
4,467	2.11	—	0.43	117.2
5,362	2.11	—	0.56	104.8
6,019	2.13	—	0.56	88.4
10,335	2.14	—	0.07	102.1

5,878	1.97	—	0.50	114.7
6,610	1.98	—	0.53	117.2
9,010	1.98	—	0.69	104.8
10,638	2.00	—	0.67	88.4
13,900	2.01	—	0.15	102.1

14,835	1.79	—	0.68	114.7
19,344	1.80	—	0.77	117.2
37,931	1.80	—	0.94	104.8
32,869	1.82	—	0.89	88.4
42,741	1.83	—	0.38	102.1

14,415	1.60	—	0.84	114.7
20,951	1.61	—	0.98	117.2
21,453	1.61	—	1.05	104.8
24,222	1.63	—	1.08	88.4
31,507	1.64	—	0.54	102.1

29,903	1.48	—	0.97	114.7
33,812	1.49	—	1.08	117.2
37,421	1.49	—	1.21	104.8
33,187	1.51	—	1.25	88.4
37,391	1.52	—	0.65	102.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
INTERNATIONAL FUND I
Class A Shares
2014(c)	$13.71	$-	($0.08)	($0.08)	$-	$-	$13.63	(0.51)%(b),(d),(e)
Class P Shares
2014(c)	13.71	0.09	(0.15)	(0.06)	—	—	13.65	(0.36)(b),(d),(e)
Institutional shares
2014	13.05	0.23	0.58	0.81	(0.21)	(0.21)	13.65	6.45 (e)
2013	10.79	0.15	2.32	2.47	(0.21)	(0.21)	13.05	23.23
2012	10.31	0.20	0.45	0.65	(0.17)	(0.17)	10.79	6.53
2011	11.32	0.15	(0.99)	(0.84)	(0.17)	(0.17)	10.31	(7.62)
2010	10.31	0.14	1.03	1.17	(0.16)	(0.16)	11.32	11.49
R-1 shares
2014	12.94	0.16	0.54	0.70	(0.10)	(0.10)	13.54	5.53 (e)
2013	10.70	0.06	2.29	2.35	(0.11)	(0.11)	12.94	22.17
2012	10.20	0.11	0.46	0.57	(0.07)	(0.07)	10.70	5.61
2011	11.21	0.05	(0.99)	(0.94)	(0.07)	(0.07)	10.20	(8.45)
2010	10.23	0.04	1.03	1.07	(0.09)	(0.09)	11.21	10.53
R-2 shares
2014	12.96	0.18	0.54	0.72	(0.11)	(0.11)	13.57	5.66 (e)
2013	10.72	0.07	2.30	2.37	(0.13)	(0.13)	12.96	22.25
2012	10.21	0.12	0.46	0.58	(0.07)	(0.07)	10.72	5.79
2011	11.21	0.06	(0.99)	(0.93)	(0.07)	(0.07)	10.21	(8.35)
2010	10.22	0.05	1.04	1.09	(0.10)	(0.10)	11.21	10.72
R-3 shares
2014	12.97	0.20	0.54	0.74	(0.14)	(0.14)	13.57	5.83 (e)
2013	10.71	0.10	2.29	2.39	(0.13)	(0.13)	12.97	22.51
2012	10.22	0.14	0.46	0.60	(0.11)	(0.11)	10.71	5.97
2011	11.22	0.08	(0.98)	(0.90)	(0.10)	(0.10)	10.22	(8.15)
2010	10.23	0.08	1.03	1.11	(0.12)	(0.12)	11.22	10.90
R-4 shares
2014	13.00	0.22	0.55	0.77	(0.17)	(0.17)	13.60	6.01 (e)
2013	10.74	0.12	2.30	2.42	(0.16)	(0.16)	13.00	22.82
2012	10.26	0.16	0.45	0.61	(0.13)	(0.13)	10.74	6.07
2011	11.27	0.10	(0.98)	(0.88)	(0.13)	(0.13)	10.26	(7.96)
2010	10.26	0.10	1.03	1.13	(0.12)	(0.12)	11.27	11.13
R-5 shares
2014	13.02	0.24	0.54	0.78	(0.19)	(0.19)	13.61	6.18 (e)
2013	10.76	0.14	2.31	2.45	(0.19)	(0.19)	13.02	23.02
2012	10.28	0.17	0.45	0.62	(0.14)	(0.14)	10.76	6.17
2011	11.28	0.11	(0.97)	(0.86)	(0.14)	(0.14)	10.28	(7.79)
2010	10.28	0.11	1.03	1.14	(0.14)	(0.14)	11.28	11.21

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$771	1.45%(f),(g)	—%	(0.01)% (f)	128.4% (f)

10	1.10 (f),(g)	—	1.50 (f)	128.4 (f)

344,528	1.01	1.04 (h)	1.76	128.4
610,764	0.97	1.02 (h)	1.27	50.6
1,069,269	0.98	1.01 (h)	1.95	57.3
1,170,084	1.10	1.13 (h)	1.34	90.5
1,323,249	1.10	1.13 (h)	1.31	103.4

4,271	1.85 (g)	–	1.22	128.4
4,758	1.83 (g)	–	0.54	50.6
4,294	1.85 (g)	–	1.04	57.3
4,972	1.97 (g)	–	0.48	90.5
6,727	1.97 (g)	–	0.43	103.4

3,069	1.72 (g)	–	1.34	128.4
4,108	1.70 (g)	–	0.63	50.6
4,182	1.72 (g)	–	1.22	57.3
5,052	1.84 (g)	–	0.55	90.5
10,031	1.84 (g)	–	0.53	103.4

5,340	1.54 (g)	–	1.51	128.4
6,505	1.52 (g)	–	0.88	50.6
7,223	1.54 (g)	–	1.42	57.3
10,939	1.66 (g)	–	0.75	90.5
13,026	1.66 (g)	–	0.74	103.4

5,718	1.35 (g)	–	1.67	128.4
8,174	1.33 (g)	–	1.04	50.6
6,264	1.35 (g)	–	1.56	57.3
11,057	1.47 (g)	–	0.90	90.5
14,358	1.47 (g)	–	0.95	103.4

8,839	1.23 (g)	–	1.83	128.4
8,295	1.21 (g)	–	1.15	50.6
6,265	1.23 (g)	–	1.69	57.3
8,738	1.35 (g)	–	0.93	90.5
25,067	1.35 (g)	–	1.07	103.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.
(h)	Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP BLEND FUND II
Class J Shares
2014	$12.85	$0.08	$1.45	$1.53	($0.11)	($3.39)	($3.50)	$10.88	14.90% (c)
2013	10.42	0.11	2.45	2.56	(0.13)	—	(0.13)	12.85	24.89 (c)
2012	9.21	0.09	1.20	1.29	(0.08)	—	(0.08)	10.42	14.12 (c)
2011	8.76	0.07	0.41	0.48	(0.03)	—	(0.03)	9.21	5.50 (c)
2010	7.73	0.05	1.05	1.10	(0.07)	—	(0.07)	8.76	14.25 (c)
Institutional shares
2014	13.22	0.12	1.51	1.63	(0.14)	(3.39)	(3.53)	11.32	15.37
2013	10.73	0.16	2.51	2.67	(0.18)	—	(0.18)	13.22	25.27
2012	9.48	0.14	1.23	1.37	(0.12)	—	(0.12)	10.73	14.66
2011	9.03	0.11	0.42	0.53	(0.08)	—	(0.08)	9.48	5.84
2010	7.95	0.10	1.09	1.19	(0.11)	—	(0.11)	9.03	15.02
R-1 shares
2014	13.13	0.02	1.49	1.51	(0.05)	(3.39)	(3.44)	11.20	14.30
2013	10.65	0.06	2.50	2.56	(0.08)	—	(0.08)	13.13	24.21
2012	9.40	0.05	1.23	1.28	(0.03)	—	(0.03)	10.65	13.71
2011	8.95	0.03	0.42	0.45	–	—	—	9.40	5.03
2010	7.90	0.03	1.07	1.10	(0.05)	—	(0.05)	8.95	13.97
R-2 shares
2014	13.10	0.04	1.49	1.53	(0.06)	(3.39)	(3.45)	11.18	14.53
2013	10.61	0.07	2.50	2.57	(0.08)	—	(0.08)	13.10	24.39
2012	9.35	0.06	1.22	1.28	(0.02)	—	(0.02)	10.61	13.76
2011	8.90	0.04	0.42	0.46	(0.01)	—	(0.01)	9.35	5.12
2010	7.85	0.04	1.07	1.11	(0.06)	—	(0.06)	8.90	14.12
R-3 shares
2014	13.10	0.06	1.49	1.55	(0.09)	(3.39)	(3.48)	11.17	14.70
2013	10.63	0.09	2.50	2.59	(0.12)	—	(0.12)	13.10	24.59
2012	9.38	0.08	1.23	1.31	(0.06)	—	(0.06)	10.63	14.06
2011	8.94	0.06	0.41	0.47	(0.03)	—	(0.03)	9.38	5.22
2010	7.88	0.05	1.08	1.13	(0.07)	—	(0.07)	8.94	14.41
R-4 shares
2014	13.19	0.07	1.51	1.58	(0.10)	(3.39)	(3.49)	11.28	14.91
2013	10.70	0.12	2.50	2.62	(0.13)	—	(0.13)	13.19	24.82
2012	9.45	0.10	1.23	1.33	(0.08)	—	(0.08)	10.70	14.26
2011	9.00	0.08	0.42	0.50	(0.05)	—	(0.05)	9.45	5.52
2010	7.93	0.07	1.08	1.15	(0.08)	—	(0.08)	9.00	14.56
R-5 shares
2014	13.17	0.09	1.50	1.59	(0.12)	(3.39)	(3.51)	11.25	15.02
2013	10.68	0.13	2.51	2.64	(0.15)	—	(0.15)	13.17	25.06
2012	9.44	0.11	1.23	1.34	(0.10)	—	(0.10)	10.68	14.31
2011	8.99	0.09	0.41	0.50	(0.05)	—	(0.05)	9.44	5.59
2010	7.92	0.08	1.08	1.16	(0.09)	—	(0.09)	8.99	14.75

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$115,655	1.10%	1.16%	0.71%	34.6%
108,019	1.12	1.34	0.96	47.0
94,923	1.18	1.39	0.92	44.4
95,870	1.17	1.33	0.73	43.7
99,281	1.28	1.36	0.64	36.2

471,333	0.77 (d)	—	1.06	34.6
520,980	0.74 (d)	—	1.39	47.0
897,545	0.75 (d)	—	1.34	44.4
817,773	0.74 (d)	—	1.14	43.7
538,314	0.76 (d)	—	1.15	36.2

2,745	1.62 (d)	—	0.20	34.6
3,323	1.61 (d)	—	0.49	47.0
3,093	1.61 (d)	—	0.48	44.4
2,976	1.61 (d)	—	0.29	43.7
3,297	1.62 (d)	—	0.30	36.2

3,568	1.49 (d)	—	0.35	34.6
5,134	1.48 (d)	—	0.64	47.0
6,383	1.48 (d)	—	0.63	44.4
8,374	1.48 (d)	—	0.43	43.7
14,969	1.49 (d)	—	0.43	36.2

15,710	1.31 (d)	—	0.54	34.6
21,726	1.30 (d)	—	0.79	47.0
19,168	1.30 (d)	—	0.80	44.4
21,931	1.30 (d)	—	0.60	43.7
25,154	1.31 (d)	—	0.60	36.2

12,781	1.12 (d)	—	0.68	34.6
10,944	1.11 (d)	—	1.01	47.0
12,353	1.11 (d)	—	1.00	44.4
14,417	1.11 (d)	—	0.79	43.7
13,836	1.12 (d)	—	0.80	36.2

24,539	1.00 (d)	–	0.83	34.6
26,085	0.99 (d)	–	1.08	47.0
20,971	0.99 (d)	–	1.11	44.4
21,778	0.99 (d)	–	0.90	43.7
21,473	1.00 (d)	–	0.92	36.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP GROWTH FUND
Class A Shares
2014	$11.25	($0.02)	$1.53	$1.51	$-	($1.21)	($1.21)	$11.55	14.61% (b)
2013	8.68	0.02	2.56	2.58	(0.01)	—	(0.01)	11.25	29.76 (b)
2012	7.87	(0.01)	0.82	0.81	—	—	—	8.68	10.29 (b)
2011	7.54	(0.03)	0.36	0.33	—	—	—	7.87	4.38 (b)
2010	6.26	(0.04)	1.32	1.28	—	—	—	7.54	20.45 (b)
Class C Shares
2014	10.67	(0.10)	1.43	1.33	—	(1.21)	(1.21)	10.79	13.62 (b)
2013	8.30	(0.07)	2.44	2.37	0	—	0	10.67	28.55 (b)
2012	7.58	(0.08)	0.80	0.72	—	—	—	8.30	9.50 (b)
2011	7.33	(0.09)	0.34	0.25	—	—	—	7.58	3.41 (b)
2010	6.13	(0.09)	1.29	1.20	—	—	—	7.33	19.58 (b)
Class J Shares
2014	10.77	(0.02)	1.46	1.44	—	(1.21)	(1.21)	11.00	14.61 (b)
2013	8.31	0.02	2.46	2.48	(0.02)	—	(0.02)	10.77	29.92 (b)
2012	7.53	—	0.78	0.78	—	—	—	8.31	10.36 (b)
2011	7.21	(0.02)	0.34	0.32	—	—	—	7.53	4.44 (b)
2010	5.98	(0.04)	1.27	1.23	—	—	—	7.21	20.57 (b)
Class P Shares
2014	11.51	0.01	1.57	1.58	(0.02)	(1.21)	(1.23)	11.86	14.88 (b)
2013	8.90	0.04	2.64	2.68	(0.07)	—	(0.07)	11.51	30.26 (b)
2012	8.06	0.03	0.83	0.86	(0.02)	—	(0.02)	8.90	10.72 (b)
2011	7.69	—	0.37	0.37	—	—	—	8.06	4.81 (b)
2010(d)	7.32	—	0.37	0.37	—	—	—	7.69	5.05 (b),(e)
Institutional Shares
2014	11.57	0.03	1.57	1.60	(0.03)	(1.21)	(1.24)	11.93	15.09
2013	8.93	0.07	2.64	2.71	(0.07)	—	(0.07)	11.57	30.52
2012	8.07	0.04	0.85	0.89	(0.03)	—	(0.03)	8.93	11.01
2011	7.69	0.02	0.36	0.38	—	—	—	8.07	4.94
2010	6.35	–	1.34	1.34	—	—	—	7.69	21.12

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$374,202	1.07%	—%	(0.17)%	57.7%
351,128	1.19	—	0.17	79.3
294,477	1.27	—	(0.12)	64.3
294,825	1.22	—	(0.34)	64.8
323,663	1.35	—	(0.65)	65.5

16,043	1.91	—	(1.02)	57.7
14,370	2.05	—	(0.71)	79.3
10,657	2.09	—	(0.94)	64.3
10,769	2.03	—	(1.15)	64.8
11,368	2.08	—	(1.38)	65.5

64,841	1.04	1.08 (g)	(0.16)	57.7
56,800	1.09	1.29 (g)	0.25	79.3
45,831	1.20	1.39 (g)	(0.04)	64.3
42,949	1.14	1.28 (g)	(0.26)	64.8
45,092	1.26	1.33 (g)	(0.56)	65.5

11,169	0.82 (c)	—	0.08	57.7
10,754	0.83 (c)	—	0.36	79.3
1,482	0.83 (c)	—	0.32	64.3
1,144	0.84 (c)	—	0.06	64.8
11	0.84 (c),(f)	—	0.07 (f)	65.5 (f)

2,791,488	0.65	—	0.24	57.7
2,513,518	0.64	—	0.69	79.3
1,852,751	0.64	—	0.51	64.3
1,699,349	0.65	—	0.23	64.8
1,680,577	0.65	—	0.04	65.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.
(h)
In March, 2010, the Class experienced a significant one time gain of approximately $0.06/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP GROWTH FUND
R-1 Shares
2014	$10.98	($0.06)	$1.48	$1.42	$-	($1.21)	($1.21)	$11.19	14.10%
2013	8.49	(0.01)	2.50	2.49	—	—	—	10.98	29.33
2012	7.72	(0.03)	0.80	0.77	—	—	—	8.49	9.97
2011	7.42	(0.05)	0.35	0.30	—	—	—	7.72	4.04
2010	6.17	(0.06)	1.31	1.25	—	—	—	7.42	20.26
R-2 Shares
2014	11.09	(0.05)	1.51	1.46	–	$(1.21)	(1.21)	11.34	14.34
2013	8.57	—	2.52	2.52	–	—	—	11.09	29.40
2012	7.77	(0.02)	0.82	0.80	–	—	—	8.57	10.30
2011	7.46	(0.04)	0.35	0.31	–	—	—	7.77	4.16
2010	6.20	(0.05)	1.31	1.26	–	—	—	7.46	20.32
R-3 Shares
2014	11.82	(0.03)	1.61	1.58	$—	$(1.21)	(1.21)	12.19	14.48
2013	9.12	0.02	2.68	2.70	—	—	—	11.82	29.67
2012	8.26	—	0.86	0.86	—	—	—	9.12	10.41
2011	7.92	(0.03)	0.37	0.34	—	—	—	8.26	4.29
2010	6.52	(0.04)	1.44	1.40	—	—	—	7.92	21.47 (h)
R-4 Shares
2014	11.74	(0.01)	1.60	1.59	$—	$(1.21)	(1.21)	12.12	14.68
2013	9.06	0.03	2.68	2.71	(0.03)	—	(0.03)	11.74	29.94
2012	8.19	0.01	0.86	0.87	—	—	—	9.06	10.62
2011	7.83	(0.01)	0.37	0.36	—	—	—	8.19	4.60
2010	6.48	(0.02)	1.37	1.35	—	—	—	7.83	20.83
R-5 Shares
2014	11.62	$—	1.59	1.59	$—	$(1.21)	(1.21)	12.00	14.85
2013	8.98	0.06	2.62	2.68	(0.04)	—	(0.04)	11.62	30.01
2012	8.11	0.02	0.85	0.87	—	—	—	8.98	10.77
2011	7.75	—	0.36	0.36	—	—	—	8.11	4.65
2010	6.41	(0.01)	1.35	1.34	—	—	—	7.75	20.9

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$6,258	1.50%	—%	(0.60)%	57.7%
6,534	1.51	—	(0.10)	79.3
8,500	1.52	—	(0.37)	64.3
15,012	1.52	—	(0.64)	64.8
17,427	1.52	—	(0.82)	65.5

5,846	1.37	—	(0.47)	57.7
7,383	1.38	—	0.01	79.3
8,616	1.39	—	(0.23)	64.3
9,353	1.39	—	(0.51)	64.8
17,137	1.39	—	(0.69)	65.5

20,863	1.19	—	(0.29)	57.7
22,527	1.20	—	0.19	79.3
25,611	1.21	—	(0.05)	64.3
38,490	1.21	—	(0.33)	64.8
52,360	1.21	—	(0.52)	65.5

13,833	1.00	—	(0.08)	57.7
18,484	1.01	—	0.32	79.3
13,612	1.02	—	0.14	64.3
22,675	1.02	—	(0.13)	64.8
30,517	1.02	—	(0.33)	65.5

71,922	0.88	—	0.01	57.7
67,568	0.89	—	0.56	79.3
129,852	0.90	—	0.26	64.3
124,763	0.90	—	(0.02)	64.8
130,991	0.90	—	(0.20)	65.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.
(h)
In March, 2010, the Class experienced a significant one time gain of approximately $0.06/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP GROWTH FUND I
Class A Shares
2014	$12.70	($0.06)	$1.60	$1.54	$0	($0.77)	($0.77)	$13.47	12.70% (b)
2013	10.52	(0.04)	2.22	2.18	—	—	—	12.70	20.72 (b),(e)
Class J Shares
2014	11.35	(0.02)	1.41	1.39	—	(0.77)	(0.77)	11.97	12.90 (b)
2013	8.98	—	2.81	2.81	(0.01)	(0.43)	(0.44)	11.35	32.60 (b)
2012	8.55	(0.02)	0.79	0.77	—	(0.34)	(0.34)	8.98	9.61 (b)
2011	7.84	(0.03)	0.74	0.71	—	—	—	8.55	9.06 (b)
2010	6.40	(0.04)	1.48	1.44	—	—	—	7.84	22.50 (b)
Class P Shares
2014(g)	12.79	(0.01)	0.80	0.79	—	—	—	13.58	6.18 (b),(e)
Institutional Shares
2014	12.76	0.03	1.59	1.62	(0.02)	(0.77)	(0.79)	13.59	13.31
2013	10.04	0.05	3.15	3.20	(0.05)	(0.43)	(0.48)	12.76	33.23
2012	9.48	0.03	0.88	0.91	(0.01)	(0.34)	(0.35)	10.04	10.22
2011	8.66	0.02	0.81	0.83	(0.01)	—	(0.01)	9.48	9.60
2010	7.02	0.01	1.64	1.65	(0.01)	—	(0.01)	8.66	23.44

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$6,464	1.25% (c)	—%	(0.47)%	38.4%
1,727	1.25 (c),(f)	—	(0.52)(f)	37.0 (f)

106,144	0.99	1.05%(h)	(0.19)	38.4
95,021	1.06	1.27 (h)	(0.03)	37.0
69,178	1.13	1.34 (h)	(0.25)	33.7
62,281	1.14	1.30 (h)	(0.36)	52.0
53,357	1.36	1.47 (h)	(0.56)	49.8

18	0.78 (c),(f)	—	(0.12)(f)	38.4 (f)

7,031,086	0.61 (c)	—	0.20	38.4
6,240,772	0.61 (c)	—	0.41	37.0
4,523,083	0.61 (c)	—	0.29	33.7
3,025,782	0.61 (c)	—	0.18	52.0
2,685,536	0.64	0.69 (h)	0.15	49.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from March 1, 2013, date shares first offered, through October 31, 2013.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(h)	Excludes expense reimbursement from Manager and/or Distributor.
(i)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP GROWTH FUND I
R-1 Shares
2014	$11.87	($0.08)	$1.49	$1.41	$-	($0.77)	($0.77)	$12.51	12.39 (i)
2013	9.40	(0.05)	2.95	2.90	—	(0.43)	(0.43)	11.87	32.09
2012	8.97	(0.06)	0.83	0.77	—	(0.34)	(0.34)	9.40	9.14
2011	8.25	(0.06)	0.78	0.72	—	—	—	8.97	8.73
2010	6.75	(0.05)	1.55	1.50	—	—	—	8.25	22.22
R-2 Shares
2014	11.64	(0.06)	1.45	1.39	—	(0.77)	(0.77)	12.26	12.56
2013	9.21	(0.03)	2.89	2.86	—	(0.43)	(0.43)	11.64	32.32
2012	8.78	(0.04)	0.81	0.77	—	(0.34)	(0.34)	9.21	9.34
2011	8.07	(0.05)	0.76	0.71	—	—	—	8.78	8.80
2010	6.59	(0.04)	1.52	1.48	—	—	—	8.07	22.46
R-3 Shares
2014	12.18	(0.04)	1.51	1.47	—	(0.77)	(0.77)	12.88	12.67
2013	9.61	(0.02)	3.03	3.01	(0.01)	(0.43)	(0.44)	12.18	32.55
2012	9.13	(0.03)	0.85	0.82	—	(0.34)	(0.34)	9.61	9.54
2011	8.38	(0.04)	0.79	0.75	—	—	—	9.13	8.95
2010	6.82	(0.03)	1.59	1.56	—	—	—	8.38	22.87
R-4 Shares
2014	12.23	(0.02)	1.53	1.51	—	(0.77)	(0.77)	12.97	12.95
2013	9.65	—	3.03	3.03	(0.02)	(0.43)	(0.45)	12.23	32.75
2012	9.15	(0.01)	0.85	0.84	—	(0.34)	(0.34)	9.65	9.74
2011	8.38	(0.02)	0.79	0.77	—	—	—	9.15	9.19
2010	6.82	(0.02)	1.58	1.56	—	—	—	8.38	22.87
R-5 Shares
2014	12.49	(0.01)	1.56	1.55	—	(0.77)	(0.77)	13.27	13.01
2013	9.84	0.02	3.09	3.11	(0.03)	(0.43)	(0.46)	12.49	32.90
2012	9.31	—	0.87	0.87	—	(0.34)	(0.34)	9.84	9.91
2011	8.51	(0.01)	0.81	0.80	—	—	—	9.31	9.40
2010	6.91	(0.01)	1.61	1.60	—	—	—	8.51	23.15

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$8,406	1.47% (c)	—%	(66.00)%	38.4%
8,519	1.47 (c)	—	(0.44)	37.0
5,708	1.48 (c)	—	(0.60)	33.7
3,664	1.49 (c)	—	(0.71)	52.0
2,882	1.52	1.57 (h)	(0.73)	49.8

21,048	1.34 (c)	—	(0.54)	38.4
16,060	1.34 (c)	—	(0.30)	37.0
13,403	1.35 (c)	—	(0.46)	33.7
9,498	1.36 (c)	—	(0.58)	52.0
7,759	1.39	1.44 (h)	(0.6)	49.8

165,698	1.16 (c)	—	(0.35)	38.4
152,377	1.16 (c)	—	(0.16)	37.0
91,042	1.17 (c)	—	(0.28)	33.7
59,494	1.18 (c)	—	(0.40)	52.0
31,002	1.21	1.26 (h)	(0.42)	49.8

90,002	0.97 (c)	—	(0.16)	38.4
95,501	0.97 (c)	—	0.04	37.0
58,532	0.98 (c)	—	(0.09)	33.7
29,668	0.99 (c)	—	(0.23)	52.0
12,655	1.02	1.07 (h)	(0.22)	49.8

329,991	0.85 (c)	—	(0.05)	38.4
250,770	0.85 (c)	—	0.18	37.0
182,770	0.86 (c)	—	0.02	33.7
117,302	0.87 (c)	—	(0.09)	52.0
65,597	0.90	0.95 (h)	(0.12)	49.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from March 1, 2013, date shares first offered, through October 31, 2013.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(h)	Excludes expense reimbursement from Manager and/or Distributor.
(i)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP GROWTH FUND II
Class J Shares
2014	$9.37	$0.01	$1.19	$1.20	($0.03)	($0.85)	($0.88)	$9.69	13.81% (c)
2013	7.66	0.04	1.83	1.87	(0.04)	(0.12)	(0.16)	9.37	24.95 (c)
2012	7.62	0.01	0.73	0.74	(0.01)	(0.69)	(0.70)	7.66	11.16 (c)
2011	7.13	0.01	0.55	0.56	(0.03)	(0.04)	(0.07)	7.62	7.84 (c)
2010	6.22	–	0.91	0.91	—	—	—	7.13	14.63 (c)
Institutional Shares
2014	10.45	0.05	1.34	1.39	(0.07)	(0.85)	(0.92)	10.92	14.23
2013	8.53	0.08	2.04	2.12	(0.08)	(0.12)	(0.20)	10.45	25.46
2012	8.39	0.06	0.81	0.87	(0.04)	(0.69)	(0.73)	8.53	11.87
2011	7.85	0.05	0.60	0.65	(0.07)	(0.04)	(0.11)	8.39	8.32
2010	6.83	0.05	1.00	1.05	(0.03)	—	(0.03)	7.85	15.38
R-1 Shares
2014	9.95	(0.04)	1.26	1.22	$—	(0.85)	(0.85)	10.32	13.14
2013	8.11	–	1.96	1.96	—	(0.12)	(0.12)	9.95	24.54
2012	8.04	(0.02)	0.78	0.76	—	(0.69)	(0.69)	8.11	10.82
2011	7.52	(0.02)	0.58	0.56	—	(0.04)	(0.04)	8.04	7.46
2010	6.58	(0.02)	0.96	0.94	—	—	—	7.52	14.29
R-2 Shares
2014	9.63	(0.02)	1.22	1.20	$—	(0.85)	(0.85)	9.98	13.38
2013	7.86	0.01	1.89	1.90	(0.01)	(0.12)	(0.13)	9.63	24.65
2012	7.81	—	0.74	0.74	—	(0.69)	(0.69)	7.86	10.90
2011	7.31	(0.01)	0.56	0.55	(0.01)	(0.04)	(0.05)	7.81	7.54
2010	6.38	(0.01)	0.94	0.93	—	—	—	7.31	14.58
R-3 Shares
2014	9.84	(0.01)	1.26	1.25	(0.02)	(0.85)	(0.87)	10.22	13.61
2013	8.03	0.03	1.93	1.96	(0.03)	(0.12)	(0.15)	9.84	24.87
2012	7.95	0.01	0.77	0.78	(0.01)	(0.69)	(0.70)	8.03	11.21
2011	7.45	—	0.57	0.57	(0.03)	(0.04)	(0.07)	7.95	7.65
2010	6.49	—	0.96	0.96	—	—	—	7.45	14.79
R-4 Shares
2014	10.10	0.01	1.29	1.30	(0.03)	(0.85)	(0.88)	10.52	13.80
2013	8.23	0.05	1.98	2.03	(0.04)	(0.12)	(0.16)	10.10	25.12
2012	8.13	0.02	0.78	0.80	(0.01)	(0.69)	(0.70)	8.23	11.29
2011	7.61	0.02	0.58	0.60	(0.04)	(0.04)	(0.08)	8.13	7.95
2010	6.63	0.02	0.97	0.99	(0.01)	—	(0.01)	7.61	14.95
R-5 Shares
2014	10.19	0.03	1.30	1.33	(0.04)	(0.85)	(0.89)	10.63	13.99
2013	8.31	0.06	2.00	2.06	(0.06)	(0.12)	(0.18)	10.19	25.28
2012	8.20	0.04	0.78	0.82	(0.02)	(0.69)	(0.71)	8.31	11.41
2011	7.67	0.03	0.59	0.62	(0.05)	(0.04)	(0.09)	8.20	8.13
2010	6.68	0.03	0.98	1.01	(0.02)	—	(0.02)	7.67	15.07

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$34,858	1.30%	1.35%	0.06%	83.6%
32,564	1.32	1.53	0.45	63.6
28,779	1.40	1.61	0.17	64.8
27,044	1.44	1.60	0.10	73.7
26,662	1.57	1.65	(0.03)	70.8

1,062,254	0.87 (d)	—	0.50	83.6
1,191,048	0.87 (d)	—	0.91	63.6
1,107,456	0.87 (d)	—	0.71	64.8
1,019,620	0.93 (d)	—	0.62	73.7
1,291,759	0.92 (d)	—	0.62	70.8

1,156	1.75 (d)	—	(0.38)	83.6
1,293	1.74 (d)	—	0.06	63.6
1,806	1.75 (d)	—	(0.19)	64.8
1,316	1.81 (d)	—	(0.25)	73.7
1,473	1.80 (d)	—	(0.26)	70.8

1,730	1.62 (d)	—	(0.22)	83.6
3,250	1.61 (d)	—	0.16	63.6
3,038	1.62 (d)	—	—	64.8
5,215	1.68 (d)	—	(0.11)	73.7
7,359	1.67 (d)	—	(0.13)	70.8

8,378	1.44 (d)	—	(0.05)	83.6
11,438	1.43 (d)	—	0.34	63.6
11,537	1.44 (d)	—	0.13	64.8
9,751	1.50 (d)	—	0.03	73.7
8,490	1.49 (d)	—	0.05	70.8

6,060	1.25 (d)	—	0.11	83.6
5,436	1.24 (d)	—	0.54	63.6
5,291	1.25 (d)	—	0.31	64.8
7,458	1.31 (d)	—	0.25	73.7
9,396	1.30 (d)	—	0.24	70.8

10,823	1.13 (d)	—	0.27	83.6
17,351	1.12 (d)	—	0.64	63.6
22,643	1.13 (d)	—	0.45	64.8
15,637	1.19 (d)	—	0.38	73.7
24,655	1.18 (d)	—	0.36	70.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP S&P 500 INDEX FUND
Class A Shares
2014	$12.46	$0.20	$1.86	$2.06	($0.17)	($0.17)	$14.35	16.70% (b)
2013	10.01	0.18	2.42	2.60	(0.15)	(0.15)	12.46	26.39 (b)
2012	8.88	0.14	1.12	1.26	(0.13)	(0.13)	10.01	14.41 (b)
2011	8.35	0.12	0.50	0.62	(0.09)	(0.09)	8.88	7.46 (b)
2010	7.31	0.11	1.03	1.14	(0.10)	(0.10)	8.35	15.72 (b)
Class C Shares
2014	12.29	0.09	1.82	1.91	(0.12)	(0.12)	14.08	15.62 (b)
2013	9.89	0.09	2.41	2.50	(0.10)	(0.10)	12.29	25.48 (b)
2012	8.78	0.08	1.11	1.19	(0.08)	(0.08)	9.89	13.71 (b)
2011	8.26	0.06	0.50	0.56	(0.04)	(0.04)	8.78	6.74 (b)
2010	7.25	0.06	1.03	1.09	(0.08)	(0.08)	8.26	15.06 (b)
Class J Shares
2014	12.35	0.19	1.84	2.03	(0.17)	(0.17)	14.21	16.61 (b)
2013	9.93	0.18	2.40	2.58	(0.16)	(0.16)	12.35	26.39 (b)
2012	8.81	0.15	1.11	1.26	(0.14)	(0.14)	9.93	14.49 (b)
2011	8.27	0.12	0.50	0.62	(0.08)	(0.08)	8.81	7.49 (b)
2010	7.24	0.11	1.02	1.13	(0.10)	(0.10)	8.27	15.74 (b)
Institutional Shares
2014	12.47	0.24	1.85	2.09	(0.21)	(0.21)	14.35	17.00
2013	10.02	0.23	2.42	2.65	(0.20)	(0.20)	12.47	26.98
2012	8.89	0.19	1.11	1.30	(0.17)	(0.17)	10.02	14.97
2011	8.35	0.16	0.50	0.66	(0.12)	(0.12)	8.89	7.89
2010	7.31	0.15	1.03	1.18	(0.14)	(0.14)	8.35	16.27

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$245,546	0.49% (c)	—%	1.48%	5.9%
210,726	0.56 (c)	—	1.63	3.0
164,163	0.65 (c)	—	1.49	3.5
154,105	0.62 (c)	—	1.37	4.3
154,529	0.70	—	1.35	8.0

25,433	1.30 (c)	—	0.66	5.9
17,352	1.30 (c)	—	0.85	3.0
9,111	1.30 (c)	—	0.84	3.5
7,082	1.30 (c)	—	0.68	4.3
5,898	1.30 (c)	—	0.75	8.0

508,718	0.50	0.54 (d)	1.47	5.9
435,774	0.54	0.74 (d)	1.66	3.0
349,801	0.59	0.78 (d)	1.55	3.5
323,928	0.58	0.72 (d)	1.41	4.3
317,882	0.69	0.76 (d)	1.36	8.0

2,530,539	0.16	—	1.81	5.9
2,231,434	0.16	0.16 (d)	2.02	3.0
1,687,068	0.16	0.16 (d)	1.97	3.5
1,292,005	0.17	0.17 (d)	1.82	4.3
1,343,467	0.18	0.18 (d)	1.87	8.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP S&P 500 INDEX FUND
R-1 Shares
2014	$12.39	$0.13	$1.84	$1.97	($0.10)	($0.10)	$14.26	16.00%
2013	9.96	0.13	2.41	2.54	(0.11)	(0.11)	12.39	25.81
2012	8.83	0.11	1.11	1.22	(0.09)	(0.09)	9.96	13.98
2011	8.31	0.08	0.50	0.58	(0.06)	(0.06)	8.83	6.94
2010	7.29	0.08	1.03	1.11	(0.09)	(0.09)	8.31	15.32
R-2 Shares
2014	12.47	0.14	1.86	2.00	(0.12)	(0.12)	14.35	16.20
2013	10.02	0.14	2.44	2.58	(0.13)	(0.13)	12.47	26.00
2012	8.88	0.12	1.12	1.24	(0.10)	(0.10)	10.02	14.12
2011	8.34	0.10	0.49	0.59	(0.05)	(0.05)	8.88	7.05
2010	7.31	0.09	1.03	1.12	(0.09)	(0.09)	8.34	15.47
R-3 Shares
2014	12.45	0.17	1.86	2.03	(0.15)	(0.15)	14.33	16.43
2013	10.02	0.16	2.42	2.58	(0.15)	(0.15)	12.45	26.14
2012	8.89	0.13	1.13	1.26	(0.13)	(0.13)	10.02	14.35
2011	8.35	0.11	0.50	0.61	(0.07)	(0.07)	8.89	7.31
2010	7.32	0.11	1.03	1.14	(0.11)	(0.11)	8.35	15.61
R-4 Shares
2014	12.50	0.19	1.87	2.06	(0.17)	(0.17)	14.39	16.67
2013	10.05	0.18	2.44	2.62	(0.17)	(0.17)	12.50	26.43
2012	8.92	0.15	1.12	1.27	(0.14)	(0.14)	10.05	14.50
2011	8.38	0.13	0.50	0.63	(0.09)	(0.09)	8.92	7.51
2010	7.34	0.12	1.04	1.16	(0.12)	(0.12)	8.38	15.88
R-5 Shares
2014	12.60	0.21	1.87	2.08	(0.18)	(0.18)	14.50	16.73
2013	10.13	0.20	2.45	2.65	(0.18)	(0.18)	12.60	26.58
2012	8.98	0.17	1.13	1.30	(0.15)	(0.15)	10.13	14.74
2011	8.44	0.14	0.50	0.64	(0.10)	(0.10)	8.98	7.58
2010	7.39	0.13	1.05	1.18	(0.13)	(0.13)	8.44	16.03

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$18,889	1.03%	—%	0.95%	5.9%
18,762	1.03	—	1.17	3.0
16,940	1.04	—	1.11	3.5
16,169	1.04	—	0.95	4.3
16,843	1.04	—	1.02	8.0

37,848	0.90	—	1.09	5.9
43,560	0.90	—	1.29	3.0
37,824	0.91	—	1.24	3.5
36,188	0.91	—	1.09	4.3
47,540	0.91	—	1.15	8.0

248,852	0.72	—	1.25	5.9
219,693	0.72	—	1.47	3.0
170,210	0.73	—	1.41	3.5
127,726	0.73	—	1.26	4.3
115,162	0.73	—	1.34	8.0

214,570	0.53	—	1.44	5.9
179,047	0.53	—	1.64	3.0
120,923	0.54	—	1.61	3.5
120,723	0.54	—	1.45	4.3
106,514	0.54	—	1.51	8.0

418,629	0.41	—	1.56	5.9
354,869	0.41	—	1.77	3.0
260,492	0.42	—	1.73	3.5
224,128	0.42	—	1.57	4.3
190,814	0.42	—	1.63	8.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP VALUE FUND
Class A Shares
2014	$13.58	$0.15	$1.45	$1.60	($0.11)	($1.17)	($1.28)	$13.90	12.72% (b)
2013	10.89	0.20	2.66	2.86	(0.17)	—	(0.17)	13.58	26.68 (b)
2012	9.31	0.14	1.52	1.66	(0.08)	—	(0.08)	10.89	18.05 (b)
2011	8.80	0.09	0.50	0.59	(0.08)	—	(0.08)	9.31	6.65 (b)
2010	7.84	0.09	0.99	1.08	(0.12)	—	(0.12)	8.80	13.81 (b)
Class C Shares
2014	13.35	0.04	1.42	1.46	(0.06)	(1.17)	(1.23)	13.58	11.78 (b)
2013	10.74	0.08	2.64	2.72	(0.11)	—	(0.11)	13.35	25.52 (b)
2012	9.18	0.07	1.51	1.58	(0.02)	—	(0.02)	10.74	17.25 (b)
2011	8.70	0.02	0.49	0.51	(0.03)	—	(0.03)	9.18	5.81 (b)
2010	7.76	0.03	0.99	1.02	(0.08)	—	(0.08)	8.70	13.14 (b)
Class J Shares
2014	13.39	0.16	1.42	1.58	(0.11)	(1.17)	(1.28)	13.69	12.75 (b)
2013	10.74	0.19	2.64	2.83	(0.18)	—	(0.18)	13.39	26.74 (b)
2012	9.19	0.14	1.50	1.64	(0.09)	—	(0.09)	10.74	17.97 (b)
2011	8.68	0.09	0.49	0.58	(0.07)	—	(0.07)	9.19	6.72 (b)
2010	7.74	0.08	0.97	1.05	(0.11)	—	(0.11)	8.68	13.67 (b)
Class P Shares
2014(d)	13.46	0.06	0.37	0.43	–	—	—	13.89	3.19 (b),(e)
Institutional Shares
2014	13.58	0.21	1.45	1.66	(0.17)	(1.17)	(1.34)	13.90	13.19
2013	10.90	0.25	2.66	2.91	(0.23)	—	(0.23)	13.58	27.26
2012	9.32	0.20	1.52	1.72	(0.14)	—	(0.14)	10.90	18.71
2011	8.81	0.14	0.49	0.63	(0.12)	—	(0.12)	9.32	7.21
2010	7.85	0.13	0.99	1.12	(0.16)	—	(0.16)	8.81	14.45

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$211,555	0.85%	—%	1.16%	118.8%
202,301	0.89	—	1.63	121.4
167,425	0.99	—	1.39	117.4
155,664	0.97	—	0.92	130.9
159,592	1.03	—	1.05	192.9

8,023	1.70 (c)	—	0.31	118.8
7,115	1.70 (c)	—	0.62	121.4
2,130	1.70 (c)	—	0.68	117.4
1,858	1.70 (c)	—	0.19	130.9
1,581	1.70 (c)	—	0.36	192.9

75,289	0.83	0.87 (g)	1.18	118.8
68,659	0.91	1.11 (g)	1.59	121.4
51,317	0.99	1.18 (g)	1.39	117.4
45,068	0.98	1.12 (g)	0.91	130.9
41,563	1.08	1.15 (g)	0.98	192.9

205	0.61 (f)	—	1.14 (f)	118.8 (f)

3,432,095	0.41	—	1.59	118.8
2,998,720	0.43	—	2.04	121.4
1,612,943	0.44	—	1.94	117.4
1,274,154	0.45	—	1.45	130.9
950,085	0.46	—	1.54	192.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP VALUE FUND
R-1 Shares
2014	$13.47	$0.09	$1.44	$1.53	($0.07)	($1.17)	($1.24)	$13.76	12.21%
2013	10.80	0.15	2.65	2.80	(0.13)	—	(0.13)	13.47	26.24
2012	9.23	0.10	1.52	1.62	(0.05)	—	(0.05)	10.80	17.65
2011	8.72	0.05	0.50	0.55	(0.04)	—	(0.04)	9.23	6.32
2010	7.79	0.06	0.99	1.05	(0.12)	—	(0.12)	8.72	13.51
R-2 Shares
2014	13.52	0.11	1.45	1.56	(0.10)	(1.17)	(1.27)	13.81	12.39
2013	10.84	0.16	2.67	2.83	(0.15)	—	(0.15)	13.52	26.40
2012	9.25	0.12	1.52	1.64	(0.05)	—	(0.05)	10.84	17.83
2011	8.74	0.07	0.49	0.56	(0.05)	—	(0.05)	9.25	6.45
2010	7.80	0.07	0.98	1.05	(0.11)	—	(0.11)	8.74	13.56
R-3 Shares
2014	13.50	0.14	1.44	1.58	(0.11)	(1.17)	(1.28)	13.80	12.57
2013	10.83	0.18	2.67	2.85	(0.18)	—	(0.18)	13.50	26.67
2012	9.26	0.14	1.51	1.65	(0.08)	—	(0.08)	10.83	18.03
2011	8.72	0.08	0.49	0.57	(0.03)	—	(0.03)	9.26	6.59
2010	7.78	0.09	0.98	1.07	(0.13)	—	(0.13)	8.72	13.86
R-4 Shares
2014	13.47	0.16	1.44	1.60	(0.12)	(1.17)	(1.29)	13.78	12.80
2013	10.81	0.20	2.65	2.85	(0.19)	—	(0.19)	13.47	26.81
2012	9.24	0.16	1.51	1.67	(0.10)	—	(0.10)	10.81	18.26
2011	8.74	0.10	0.49	0.59	(0.09)	—	(0.09)	9.24	6.80
2010	7.79	0.10	0.99	1.09	(0.14)	—	(0.14)	8.74	14.09
R-5 Shares
2014	13.57	0.18	1.45	1.63	(0.13)	(1.17)	(1.30)	13.90	12.91
2013	10.91	0.22	2.66	2.88	(0.22)	—	(0.22)	13.57	26.89
2012	9.32	0.17	1.53	1.70	(0.11)	—	(0.11)	10.91	18.44
2011	8.81	0.11	0.51	0.62	(0.11)	—	(0.11)	9.32	6.99
2010	7.85	0.12	0.98	1.10	(0.14)	—	(0.14)	8.81	14.16

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,415	1.29%	—%	0.71%	118.8%
1,517	1.30	—	1.21	121.4
1,115	1.31	—	1.05	117.4
1,191	1.31	—	0.57	130.9
1,300	1.32	—	0.75	192.9

4,144	1.16	—	0.85	118.8
3,487	1.17	—	1.29	121.4
2,032	1.18	—	1.19	117.4
2,131	1.18	—	0.70	130.9
3,191	1.19	—	0.87	192.9

4,508	0.98	—	1.03	118.8
3,725	0.99	—	1.52	121.4
2,753	1.00	—	1.37	117.4
2,700	1.00	—	0.89	130.9
3,466	1.01	—	1.13	192.9

2,579	0.79	—	1.22	118.8
2,721	0.80	—	1.65	121.4
2,117	0.81	—	1.58	117.4
2,275	0.81	—	1.06	130.9
2,289	0.82	—	1.24	192.9

8,092	0.67	—	1.36	118.8
9,285	0.68	—	1.85	121.4
5,500	0.69	—	1.69	117.4
4,363	0.69	—	1.19	130.9
5,627	0.70	—	1.38	192.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
LARGECAP VALUE FUND III
Class J Shares
2014	$13.56	$0.17	$1.85	$2.02	($0.03)	($0.03)	$15.55	14.96% (c)
2013	10.91	0.15	2.71	2.86	(0.21)	(0.21)	13.56	26.65 (c)
2012	9.73	0.14	1.17	1.31	(0.13)	(0.13)	10.91	13.63 (c)
2011	9.56	0.09	0.17	0.26	(0.09)	(0.09)	9.73	2.71 (c)
2010	8.55	0.07	1.04	1.11	(0.10)	(0.10)	9.56	13.04 (c)
Institutional Shares
2014	13.74	0.22	1.88	2.10	(0.09)	(0.09)	15.75	15.36
2013	11.07	0.19	2.75	2.94	(0.27)	(0.27)	13.74	27.13
2012	9.86	0.20	1.19	1.39	(0.18)	(0.18)	11.07	14.38
2011	9.70	0.15	0.16	0.31	(0.15)	(0.15)	9.86	3.16
2010	8.67	0.13	1.05	1.18	(0.15)	(0.15)	9.70	13.73
R-1 Shares
2014	13.71	0.08	1.89	1.97	–	–	15.68	14.37
2013	11.02	0.10	2.74	2.84	(0.15)	(0.15)	13.71	26.10
2012	9.79	0.10	1.19	1.29	(0.06)	(0.06)	11.02	13.31
2011	9.63	0.05	0.17	0.22	(0.06)	(0.06)	9.79	2.22
2010	8.61	0.05	1.05	1.10	(0.08)	(0.08)	9.63	12.79
R-2 Shares
2014	13.66	0.11	1.87	1.98	–	–	15.64	14.49
2013	10.98	0.11	2.74	2.85	(0.17)	(0.17)	13.66	26.27
2012	9.76	0.12	1.18	1.30	(0.08)	(0.08)	10.98	13.42
2011	9.59	0.07	0.17	0.24	(0.07)	(0.07)	9.76	2.43
2010	8.58	0.06	1.04	1.10	(0.09)	(0.09)	9.59	12.83
R-3 Shares
2014	14.18	0.14	1.93	2.07	(0.01)	(0.01)	16.24	14.64
2013	11.39	0.14	2.83	2.97	(0.18)	(0.18)	14.18	26.47
2012	10.13	0.14	1.23	1.37	(0.11)	(0.11)	11.39	13.64
2011	9.93	0.09	0.18	0.27	(0.07)	(0.07)	10.13	2.67
2010	8.86	0.08	1.07	1.15	(0.08)	(0.08)	9.93	13.05
R-4 Shares
2014	13.71	0.16	1.89	2.05	(0.04)	(0.04)	15.72	14.96
2013	11.03	0.16	2.73	2.89	(0.21)	(0.21)	13.71	26.67
2012	9.82	0.16	1.19	1.35	(0.14)	(0.14)	11.03	13.93
2011	9.66	0.11	0.16	0.27	(0.11)	(0.11)	9.82	2.74
2010	8.63	0.09	1.05	1.14	(0.11)	(0.11)	9.66	13.32
R-5 Shares
2014	13.77	0.19	1.89	2.08	(0.03)	(0.03)	15.82	15.11
2013	11.11	0.17	2.74	2.91	(0.25)	(0.25)	13.77	26.72
2012	9.87	0.17	1.20	1.37	(0.13)	(0.13)	11.11	14.10
2011	9.71	0.12	0.16	0.28	(0.12)	(0.12)	9.87	2.86
2010	8.68	0.10	1.05	1.15	(0.12)	(0.12)	9.71	13.38

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$78,435	1.15%	1.20%	1.14%	41.3% (d)
73,120	1.22	1.43	1.21	64.8
62,870	1.31	1.52	1.33	58.3
64,254	1.27	1.42	0.92	70.9
67,982	1.38	1.45	0.78	80.6

2,804,940	0.76 (e)	—	1.51	41.3 (d)
1,657,474	0.79 (e)	—	1.56	64.8
677,325	0.78 (e)	—	1.92	58.3
1,056,201	0.78 (e)	—	1.42	70.9
1,601,614	0.77 (e)	—	1.39	80.6

5,160	1.63 (e)	—	0.56	41.3 (d)
2,175	1.67 (e)	—	0.79	64.8
2,369	1.66 (e)	—	0.99	58.3
2,821	1.66 (e)	—	0.53	70.9
4,179	1.65 (e)	—	0.50	80.6

5,737	1.50 (e)	—	0.75	41.3 (d)
5,605	1.54 (e)	—	0.92	64.8
6,283	1.53 (e)	—	1.15	58.3
9,411	1.53 (e)	—	0.67	70.9
15,933	1.52 (e)	—	0.64	80.6

15,163	1.32 (e)	—	0.94	41.3 (d)
10,306	1.36 (e)	—	1.09	64.8
9,792	1.35 (e)	—	1.31	58.3
13,446	1.35 (e)	—	0.85	70.9
23,390	1.34 (e)	—	0.83	80.6

9,314	1.13 (e)	—	1.09	41.3 (d)
5,773	1.17 (e)	—	1.27	64.8
5,167	1.16 (e)	—	1.58	58.3
10,525	1.16 (e)	—	1.04	70.9
13,028	1.15 (e)	—	1.02	80.6

9,397	1.01 (e)	—	1.26	41.3 (d)
8,642	1.05 (e)	—	1.40	64.8
8,898	1.04 (e)	—	1.63	58.3
10,476	1.04 (e)	—	1.15	70.9
22,321	1.03 (e)	—	1.13	80.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes approximately $123,553,000 of sales from portfolio realignment from the acquisition of LargeCap Value Fund I.
(e)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
MIDCAP FUND
Class A Shares
2014	$19.87	$0.02	$2.52	$2.54	$0	($0.42)	($0.42)	$21.99	13.05% (b)
2013	15.46	0.04	4.74	4.78	(0.14)	(0.23)	(0.37)	19.87	31.58 (b)
2012	14.05	0.05	2.20	2.25	(0.03)	(0.81)	(0.84)	15.46	17.19 (b)
2011	13.03	0.01	1.64	1.65	(0.14)	(0.49)	(0.63)	14.05	13.03 (b)
2010	10.45	0.09	2.53	2.62	(0.04)	—	(0.04)	13.03	25.12 (b)
Class C Shares
2014	18.90	(0.12)	2.38	2.26	–	(0.42)	(0.42)	20.74	12.22 (b)
2013	14.78	(0.09)	4.53	4.44	(0.09)	(0.23)	(0.32)	18.90	30.63 (b)
2012	13.54	(0.05)	2.10	2.05	–	(0.81)	(0.81)	14.78	16.31 (b)
2011	12.62	(0.10)	1.59	1.49	(0.08)	(0.49)	(0.57)	13.54	12.13 (b)
2010	10.18	–	2.46	2.46	(0.02)	—	(0.02)	12.62	24.22 (b)
Class J Shares
2014	19.21	0.04	2.44	2.48	–	(0.42)	(0.42)	21.27	13.18 (b)
2013	14.95	0.05	4.57	4.62	(0.13)	(0.23)	(0.36)	19.21	31.56 (b)
2012	13.60	0.05	2.13	2.18	(0.02)	(0.81)	(0.83)	14.95	17.27 (b)
2011	12.63	0.01	1.58	1.59	(0.13)	(0.49)	(0.62)	13.60	12.97 (b)
2010	10.13	0.08	2.45	2.53	(0.03)	—	(0.03)	12.63	25.02 (b)
Class P Shares
2014	20.10	0.08	2.56	2.64	(0.04)	(0.42)	(0.46)	22.28	13.43 (b)
2013	15.63	0.09	4.78	4.87	(0.17)	(0.23)	(0.40)	20.10	31.94 (b)
2012	14.20	0.10	2.22	2.32	(0.08)	(0.81)	(0.89)	15.63	17.60 (b)
2011	13.18	0.04	1.66	1.70	(0.19)	(0.49)	(0.68)	14.20	13.32 (b)
2010(d)	12.58	0.01	0.59	0.60	–	—	—	13.18	4.77 (b),(e)
Institutional Shares
2014	20.15	0.09	2.56	2.65	(0.05)	(0.42)	(0.47)	22.33	13.45
2013	15.67	0.10	4.80	4.90	(0.19)	(0.23)	(0.42)	20.15	32.04
2012	14.22	0.12	2.22	2.34	(0.08)	(0.81)	(0.89)	15.67	17.72
2011	13.18	0.07	1.65	1.72	(0.19)	(0.49)	(0.68)	14.22	13.48
2010	10.56	0.15	2.56	2.71	(0.09)	—	(0.09)	13.18	25.78

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,863,094	1.00%	—%	0.11%	18.3%
1,990,943	1.02	—	0.24	13.0
1,121,880	1.08 (c)	—	0.37	21.1
668,066	1.08 (c)	—	0.11	33.2
542,687	1.14 (c)	—	0.80	26.7

353,109	1.74 (c)	—	(0.63)	18.3
346,941	1.77 (c)	—	(0.54)	13.0
127,165	1.82 (c)	—	(0.35)	21.1
37,997	1.88 (c)	—	(0.72)	33.2
21,342	1.95 (c)	—	0.04	26.7

290,503	0.92	0.96 (g)	0.19	18.3
287,254	0.98	1.18 (g)	0.31	13.0
222,928	1.10	1.29 (g)	0.35	21.1
194,970	1.10	1.25 (g)	0.08	33.2
174,254	1.22	1.29 (g)	0.70	26.7

1,841,917	0.71 (c)	—	0.38	18.3
1,264,841	0.73 (c)	—	0.50	13.0
515,469	0.79 (c)	—	0.68	21.1
50,375	0.80 (c)	—	0.29	33.2
91	0.86 (c),(f)	—	0.77 (f)	26.7 (f)

3,836,296	0.68	—	0.43	18.3
2,828,522	0.66	0.66 (g)	0.59	13.0
1,389,161	0.65	0.65 (g)	0.80	21.1
580,128	0.65	0.65 (g)	0.53	33.2
392,309	0.66	0.66 (g)	1.22	26.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
MIDCAP FUND
R-1 Shares
2014	$19.09	($0.07)	$2.42	$2.35	—	($0.42)	($0.42)	$21.02	12.57%
2013	14.92	(0.04)	4.56	4.52	(0.12)	(0.23)	(0.35)	19.09	30.96
2012	13.62	–	2.11	2.11	—	(0.81)	(0.81)	14.92	16.68
2011	12.65	(0.04)	1.58	1.54	(0.08)	(0.49)	(0.57)	13.62	12.57
2010	10.17	0.05	2.45	2.50	(0.02)	—	(0.02)	12.65	24.64
R-2 Shares
2014	19.23	(0.05)	2.44	2.39	$—	(0.42)	(0.42)	21.20	12.69
2013	15.00	(0.02)	4.59	4.57	(0.11)	(0.23)	(0.34)	19.23	31.09
2012	13.66	0.01	2.14	2.15	—	(0.81)	(0.81)	15.00	16.93
2011	12.71	(0.03)	1.59	1.56	(0.12)	(0.49)	(0.61)	13.66	12.66
2010	10.21	0.07	2.46	2.53	(0.03)	—	(0.03)	12.71	24.81
R-3 Shares
2014	19.64	(0.01)	2.49	2.48	$—	(0.42)	(0.42)	21.70	12.89
2013	15.32	0.01	4.68	4.69	(0.14)	(0.23)	(0.37)	19.64	31.30
2012	13.91	0.04	2.18	2.22	—	(0.81)	(0.81)	15.32	17.17
2011	12.93	–	1.61	1.61	(0.14)	(0.49)	(0.63)	13.91	12.85
2010	10.38	0.08	2.51	2.59	(0.04)	—	(0.04)	12.93	25.01
R-4 Shares
2014	20.12	0.03	2.56	2.59	$—	(0.42)	(0.42)	22.29	13.13
2013	15.66	0.05	4.79	4.84	(0.15)	(0.23)	(0.38)	20.12	31.59
2012	14.23	0.07	2.22	2.29	(0.05)	(0.81)	(0.86)	15.66	17.33
2011	13.21	0.02	1.66	1.68	(0.17)	(0.49)	(0.66)	14.23	13.08
2010	10.59	0.10	2.57	2.67	(0.05)	—	(0.05)	13.21	25.32
R-5 Shares
2014	19.98	0.05	2.54	2.59	(0.02)	(0.42)	(0.44)	22.13	13.25
2013	15.55	0.07	4.75	4.82	(0.16)	(0.23)	(0.39)	19.98	31.74
2012	14.12	0.08	2.21	2.29	(0.05)	(0.81)	(0.86)	15.55	17.46
2011	13.09	0.04	1.65	1.69	(0.17)	(0.49)	(0.66)	14.12	13.34
2010	10.50	0.11	2.55	2.66	(0.07)	—	(0.07)	13.09	25.42

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$32,574	1.47%	—%	(0.38)%	18.3%
20,791	1.48	—	(0.25)	13.0
7,778	1.50	—	(0.03)	21.1
1,985	1.51	—	(0.32)	33.2
2,261	1.52	—	0.40	26.7

40,695	1.34	—	(0.23)	18.3
40,741	1.35	—	(0.10)	13.0
21,181	1.37	—	0.08	21.1
8,697	1.38	—	(0.21)	33.2
5,421	1.39	—	0.56	26.7

158,675	1.16	—	(0.05)	18.3
155,477	1.17	—	0.08	13.0
77,423	1.19	—	0.28	21.1
20,680	1.20	—	(0.03)	33.2
18,958	1.21	—	0.72	26.7

168,845	0.97	—	0.14	18.3
163,047	0.98	—	0.28	13.0
90,257	1.00	—	0.44	21.1
44,862	1.01	—	0.16	33.2
9,201	1.02	—	0.86	26.7

266,198	0.85	—	0.25	18.3
196,640	0.86	—	0.37	13.0
77,833	0.88	—	0.57	21.1
50,417	0.89	—	0.28	33.2
36,636	0.90	—	0.96	26.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
MIDCAP GROWTH FUND
Class J Shares
2014	$8.00	($0.04)	$0.87	$0.83	($1.87)	($1.87)	$6.96	12.73% (c)
2013	6.51	(0.04)	1.95	1.91	(0.42)	(0.42)	8.00	31.12 (c)
2012	7.15	(0.04)	0.31	0.27	(0.91)	(0.91)	6.51	5.71 (c)
2011	6.49	(0.06)	0.72	0.66	—	—	7.15	10.17 (c)
2010	5.12	(0.05)	1.42	1.37	—	—	6.49	26.76 (c)
Institutional Shares
2014	9.08	(0.01)	1.03	1.02	(1.87)	(1.87)	8.23	13.41
2013	7.31	—	2.19	2.19	(0.42)	(0.42)	9.08	31.57
2012	7.86	—	0.36	0.36	(0.91)	(0.91)	7.31	6.40
2011	7.10	(0.03)	0.79	0.76	—	—	7.86	10.70
2010	5.56	(0.02)	1.56	1.54	—	—	7.10	27.72
R-1 Shares
2014	8.27	(0.07)	0.91	0.84	(1.87)	(1.87)	7.24	12.34
2013	6.74	(0.06)	2.01	1.95	(0.42)	(0.42)	8.27	30.63
2012	7.38	(0.06)	0.33	0.27	(0.91)	(0.91)	6.74	5.48
2011	6.73	(0.09)	0.74	0.65	—	—	7.38	9.66
2010	5.31	(0.07)	1.49	1.42	—	—	6.73	26.74
R-2 Shares
2014	8.60	(0.06)	0.96	0.90	(1.87)	(1.87)	7.63	12.62
2013	6.98	(0.05)	2.09	2.04	(0.42)	(0.42)	8.60	30.86
2012	7.61	(0.05)	0.33	0.28	(0.91)	(0.91)	6.98	5.45
2011	6.92	(0.08)	0.77	0.69	—	—	7.61	9.97
2010	5.46	(0.06)	1.52	1.46	—	—	6.92	26.74
R-3 Shares
2014	8.87	(0.05)	1.00	0.95	(1.87)	(1.87)	7.95	12.83
2013	7.18	(0.04)	2.15	2.11	(0.42)	(0.42)	8.87	30.99
2012	7.78	(0.04)	0.35	0.31	(0.91)	(0.91)	7.18	5.75
2011	7.07	(0.07)	0.78	0.71	—	—	7.78	10.04
2010	5.57	(0.05)	1.55	1.50	—	—	7.07	26.93
R-4 Shares
2014	9.12	(0.03)	1.02	0.99	(1.87)	(1.87)	8.24	12.96
2013	7.36	(0.03)	2.21	2.18	(0.42)	(0.42)	9.12	31.20
2012	7.93	(0.03)	0.37	0.34	(0.91)	(0.91)	7.36	6.05
2011	7.19	(0.05)	0.79	0.74	—	—	7.93	10.29
2010	5.65	(0.04)	1.58	1.54	—	—	7.19	27.26
R-5 Shares
2014	9.30	(0.02)	1.05	1.03	(1.87)	(1.87)	8.46	13.16
2013	7.48	(0.02)	2.26	2.24	(0.42)	(0.42)	9.30	31.51
2012	8.05	(0.02)	0.36	0.34	(0.91)	(0.91)	7.48	5.95
2011	7.29	(0.05)	0.81	0.76	—	—	8.05	10.43
2010	5.72	(0.04)	1.61	1.57	—	—	7.29	27.45

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$42,144	1.20%	1.24%	(0.55)%	184.6%
31,805	1.22	1.42	(0.51)	222.6
23,812	1.28	1.47	(0.60)	167.6
24,203	1.21	1.35	(0.83)	155.1
22,826	1.35	1.42	(0.91)	214.7

33,471	0.75	0.78	(0.14)	184.6
65,325	0.74	0.77	(0.04)	222.6
49,383	0.70	0.78	(0.02)	167.6
53,210	0.70	0.73	(0.32)	155.1
34,798	0.70	0.75	(0.25)	214.7

1,269	1.56	—	(0.92)	184.6
1,518	1.56	—	(0.85)	222.6
1,503	1.56	—	(0.88)	167.6
1,441	1.55	—	(1.18)	155.1
1,158	1.56	—	(1.12)	214.7

2,751	1.43	—	(0.78)	184.6
2,699	1.43	—	(0.72)	222.6
2,609	1.43	—	(0.76)	167.6
3,331	1.42	—	(1.04)	155.1
3,152	1.43	—	(0.99)	214.7

4,118	1.25	—	(0.58)	184.6
3,830	1.25	—	(0.52)	222.6
5,306	1.25	—	(0.58)	167.6
6,698	1.24	—	(0.86)	155.1
7,430	1.25	—	(0.75)	214.7

2,193	1.06	—	(0.42)	184.6
2,239	1.06	—	(0.35)	222.6
2,608	1.06	—	(0.45)	167.6
9,194	1.05	—	(0.67)	155.1
8,584	1.06	—	(0.62)	214.7

14,192	0.94	—	(0.29)	184.6
15,380	0.94	—	(0.26)	222.6
19,913	0.94	—	(0.30)	167.6
33,603	0.93	—	(0.55)	155.1
33,306	0.94	—	(0.55)	214.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
MIDCAP GROWTH FUND III
Class J Shares
2014	$12.69	($0.06)	$1.10	$1.04	$0.00	($2.47)	($2.47)	$11.26	9.50% (c)
2013	9.91	(0.06)	3.08	3.02	—	(0.24)	(0.24)	12.69	31.14 (c)
2012	9.71	(0.05)	0.25	0.20	—	—	—	9.91	2.06 (c)
2011	8.82	(0.06)	0.95	0.89	—	—	—	9.71	10.09 (c)
2010	6.90	(0.07)	1.99	1.92	—	—	—	8.82	27.83 (c)
Institutional Shares
2014	13.97	(0.01)	1.23	1.22	—	(2.47)	(2.47)	12.72	9.99
2013	10.87	—	3.38	3.38	(0.04)	(0.24)	(0.28)	13.97	31.78
2012	10.59	0.01	0.27	0.28	—	—	—	10.87	2.64
2011	9.57	(0.01)	1.03	1.02	—	—	—	10.59	10.66
2010	7.44	(0.01)	2.14	2.13	—	—	—	9.57	28.63
R-1 Shares
2014	12.91	(0.11)	1.13	1.02	—	(2.47)	(2.47)	11.46	9.12
2013	10.12	(0.10)	3.13	3.03	—	(0.24)	(0.24)	12.91	30.57
2012	9.95	(0.08)	0.25	0.17	—	—	—	10.12	1.71
2011	9.07	(0.10)	0.98	0.88	—	—	—	9.95	9.70
2010	7.11	(0.08)	2.04	1.96	—	—	—	9.07	27.57
R-2 Shares
2014	13.16	(0.09)	1.15	1.06	—	(2.47)	(2.47)	11.75	9.27
2013	10.30	(0.09)	3.19	3.10	—	(0.24)	(0.24)	13.16	30.72
2012	10.11	(0.07)	0.26	0.19	—	—	–	10.30	1.88
2011	9.21	(0.08)	0.98	0.90	—	—	–	10.11	9.77
2010	7.21	(0.07)	2.07	2.00	—	—	–	9.21	27.74
R-3 Shares
2014	13.71	(0.08)	1.20	1.12	—	(2.47)	(2.47)	12.36	9.36
2013	10.70	(0.07)	3.32	3.25	—	(0.24)	(0.24)	13.71	30.98
2012	10.48	(0.05)	0.27	0.22	—	—	–	10.70	2.10
2011	9.53	(0.07)	1.02	0.95	—	—	–	10.48	9.97
2010	7.45	(0.06)	2.14	2.08	—	—	–	9.53	27.92
R-4 Shares
2014	13.85	(0.05)	1.21	1.16	—	(2.47)	(2.47)	12.54	9.58
2013	10.79	(0.05)	3.35	3.30	—	(0.24)	(0.24)	13.85	31.19
2012	10.55	(0.04)	0.28	0.24	—	—	–	10.79	2.27
2011	9.57	(0.05)	1.03	0.98	—	—	–	10.55	10.24
2010	7.47	(0.04)	2.14	2.10	—	—	–	9.57	28.11
R-5 Shares
2014	14.13	(0.04)	1.25	1.21	—	(2.47)	(2.47)	12.87	9.76
2013	10.99	(0.03)	3.41	3.38	—	(0.24)	(0.24)	14.13	31.38
2012	10.74	(0.02)	0.27	0.25	—	—	—	10.99	2.33
2011	9.73	(0.04)	1.05	1.01	—	—	—	10.74	10.38
2010	7.58	(0.04)	2.19	2.15	—	—	—	9.73	28.36

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$37,273	1.41%	1.47%	(0.53)%	131.4%
37,316	1.43	1.65	(0.53)	105.0
29,541	1.50	1.71	(0.48)	127.6
32,439	1.45	1.62	(0.58)	107.8
30,949	1.65	1.74	(0.83)	98.1

1,378,931	0.95 (d)	—	(0.07)	131.4
1,406,949	0.95 (d)	—	(0.04)	105.0
1,310,305	0.95 (d)	—	0.07	127.6
1,340,389	0.95 (d)	—	(0.08)	107.8
1,206,656	0.96 (d)	—	(0.14)	98.1

3,400	1.83 (d)	—	(0.95)	131.4
3,446	1.83 (d)	—	(0.88)	105.0
3,731	1.83 (d)	—	(0.82)	127.6
4,645	1.83 (d)	—	(0.94)	107.8
5,095	1.84 (d)	—	(1.01)	98.1

4,970	1.70 (d)	—	(0.81)	131.4
6,205	1.70 (d)	—	(0.78)	105.0
6,229	1.70 (d)	—	(0.69)	127.6
7,782	1.70 (d)	—	(0.77)	107.8
11,680	1.71 (d)	—	(0.88)	98.1

18,078	1.52 (d)	—	(0.63)	131.4
22,048	1.52 (d)	—	(0.58)	105.0
23,334	1.52 (d)	—	(0.50)	127.6
32,650	1.52 (d)	—	(0.64)	107.8
38,227	1.53 (d)	—	(0.70)	98.1

22,511	1.33 (d)	—	(0.44)	131.4
27,086	1.33 (d)	—	(0.39)	105.0
24,559	1.33 (d)	—	(0.32)	127.6
33,364	1.33 (d)	—	(0.45)	107.8
32,907	1.34 (d)	—	(0.51)	98.1

11,399	1.21 (d)	—	(0.30)	131.4
20,890	1.21 (d)	—	(0.22)	105.0
37,395	1.21 (d)	—	(0.19)	127.6
35,709	1.21 (d)	—	(0.34)	107.8
22,341	1.22 (d)	—	(0.41)	98.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
MIDCAP S&P 400 INDEX FUND
Class J Shares
2014	$18.35	$0.15	$1.80	$1.95	($0.12)	($0.60)	($0.72)	$19.58	10.96% (c)
2013	14.43	0.14	4.40	4.54	(0.13)	(0.49)	(0.62)	18.35	32.57 (c)
2012	13.60	0.10	1.34	1.44	(0.07)	(0.54)	(0.61)	14.43	11.31 (c)
2011	12.79	0.08	0.92	1.00	(0.06)	(0.13)	(0.19)	13.60	7.81 (c)
2010	10.17	0.07	2.62	2.69	(0.07)	—	(0.07)	12.79	26.57 (c)
Institutional Shares
2014	18.74	0.23	1.84	2.07	(0.18)	(0.60)	(0.78)	20.03	11.44
2013	14.73	0.22	4.47	4.69	(0.19)	(0.49)	(0.68)	18.74	33.09
2012	13.87	0.17	1.36	1.53	(0.13)	(0.54)	(0.67)	14.73	11.86
2011	13.04	0.14	0.95	1.09	(0.13)	(0.13)	(0.26)	13.87	8.35
2010	10.36	0.14	2.67	2.81	(0.13)	—	(0.13)	13.04	27.35
R-1 Shares
2014	18.58	0.07	1.82	1.89	(0.09)	(0.60)	(0.69)	19.78	10.48
2013	14.60	0.08	4.46	4.54	(0.07)	(0.49)	(0.56)	18.58	32.08
2012	13.74	0.05	1.36	1.41	(0.01)	(0.54)	(0.55)	14.60	10.92
2011	12.94	0.03	0.93	0.96	(0.03)	(0.13)	(0.16)	13.74	7.43
2010	10.31	0.04	2.65	2.69	(0.06)	—	(0.06)	12.94	26.17
R-2 Shares
2014	18.98	0.10	1.86	1.96	(0.06)	(0.60)	(0.66)	20.28	10.61
2013	14.89	0.10	4.55	4.65	(0.07)	(0.49)	(0.56)	18.98	32.24
2012	13.99	0.07	1.39	1.46	(0.02)	(0.54)	(0.56)	14.89	11.08
2011	13.16	0.05	0.95	1.00	(0.04)	(0.13)	(0.17)	13.99	7.55
2010	10.47	0.06	2.70	2.76	(0.07)	—	(0.07)	13.16	26.43
R-3 Shares
2014	18.94	0.13	1.86	1.99	(0.09)	(0.60)	(0.69)	20.24	10.82
2013	14.88	0.13	4.54	4.67	(0.12)	(0.49)	(0.61)	18.94	32.42
2012	14.01	0.09	1.39	1.48	(0.07)	(0.54)	(0.61)	14.88	11.31
2011	13.19	0.07	0.95	1.02	(0.07)	(0.13)	(0.20)	14.01	7.68
2010	10.49	0.08	2.71	2.79	(0.09)	—	(0.09)	13.19	26.68
R-4 Shares
2014	19.00	0.17	1.86	2.03	(0.14)	(0.60)	(0.74)	20.29	11.02
2013	14.93	0.16	4.55	4.71	(0.15)	(0.49)	(0.64)	19.00	32.66
2012	14.04	0.12	1.40	1.52	(0.09)	(0.54)	(0.63)	14.93	11.54
2011	13.21	0.10	0.95	1.05	(0.09)	(0.13)	(0.22)	14.04	7.94
2010	10.51	0.10	2.70	2.80	(0.10)	—	(0.10)	13.21	26.82
R-5 Shares
2014	19.13	0.19	1.87	2.06	(0.15)	(0.60)	(0.75)	20.44	11.11
2013	15.02	0.19	4.57	4.76	(0.16)	(0.49)	(0.65)	19.13	32.85
2012	14.12	0.14	1.40	1.54	(0.10)	(0.54)	(0.64)	15.02	11.62
2011	13.28	0.12	0.95	1.07	(0.10)	(0.13)	(0.23)	14.12	8.08
2010	10.55	0.12	2.72	2.84	(0.11)	—	(0.11)	13.28	27.11

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$88,285	0.60%	0.64%	0.79%	13.9%
73,163	0.65	0.85	0.86	11.2
47,839	0.66	0.85	0.72	14.5
44,558	0.66	0.80	0.56	15.8
41,637	0.82	0.89	0.59	17.5

534,362	0.20	0.20	1.19	13.9
402,962	0.21	0.21	1.30	11.2
250,683	0.20	0.24	1.18	14.5
177,993	0.20	0.26	1.01	15.8
90,574	0.20	0.35	1.19	17.5

20,397	1.04	—	0.35	13.9
12,674	1.04	—	0.50	11.2
9,930	1.04	—	0.34	14.5
9,042	1.04	—	0.18	15.8
8,529	1.05	—	0.36	17.5

21,010	0.91	—	0.49	13.9
20,660	0.91	—	0.62	11.2
17,916	0.91	—	0.47	14.5
19,215	0.91	—	0.31	15.8
22,947	0.92	—	0.49	17.5

124,106	0.73	—	0.67	13.9
133,208	0.73	—	0.79	11.2
83,360	0.73	—	0.64	14.5
61,273	0.73	—	0.49	15.8
49,027	0.74	—	0.68	17.5

110,658	0.54	—	0.85	13.9
89,068	0.54	—	0.97	11.2
53,385	0.54	—	0.84	14.5
43,311	0.54	—	0.68	15.8
37,573	0.55	—	0.86	17.5

215,084	0.42	—	0.98	13.9
181,266	0.42	—	1.09	11.2
113,313	0.42	—	0.96	14.5
93,033	0.42	—	0.80	15.8
89,087	0.43	—	0.98	17.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
MIDCAP VALUE FUND I
Class J Shares
2014	$18.32	$0.03	$2.17	$2.20	($0.04)	($4.14)	($4.18)	$16.34	14.64% (c)
2013	14.03	0.07	4.33	4.40	(0.11)	—	(0.11)	18.32	31.54 (c)
2012	12.47	0.07	1.51	1.58	(0.02)	—	(0.02)	14.03	12.66 (c)
2011	12.06	0.03	0.45	0.48	(0.07)	—	(0.07)	12.47	3.99 (c)
2010	9.63	0.07	2.42	2.49	(0.06)	—	(0.06)	12.06	25.96 (c)
Institutional Shares
2014	18.45	0.10	2.18	2.28	(0.10)	(4.14)	(4.24)	16.49	15.07
2013	14.14	0.15	4.34	4.49	(0.18)	—	(0.18)	18.45	32.12
2012	12.57	0.15	1.51	1.66	(0.09)	—	(0.09)	14.14	13.28
2011	12.17	0.10	0.45	0.55	(0.15)	—	(0.15)	12.57	4.49
2010	9.69	0.14	2.44	2.58	(0.10)	—	(0.10)	12.17	26.78
R-1 Shares
2014	18.05	(0.04)	2.13	2.09	—	(4.14)	(4.14)	16.00	14.13
2013	13.83	—	4.27	4.27	(0.05)	—	(0.05)	18.05	30.99
2012	12.32	0.03	1.48	1.51	—	—	–	13.83	12.26
2011	11.94	(0.02)	0.45	0.43	(0.05)	—	(0.05)	12.32	3.59
2010	9.53	0.05	2.40	2.45	(0.04)	—	(0.04)	11.94	25.75
R-2 Shares
2014	18.10	(0.02)	2.14	2.12	—	(4.14)	(4.14)	16.08	14.30
2013	13.87	0.02	4.28	4.30	(0.07)	—	(0.07)	18.10	31.14
2012	12.34	0.05	1.48	1.53	—	—	–	13.87	12.40
2011	11.94	—	0.45	0.45	(0.05)	—	(0.05)	12.34	3.79
2010	9.54	0.06	2.39	2.45	(0.05)	—	(0.05)	11.94	25.77
R-3 Shares
2014	18.25	0.01	2.16	2.17	(0.02)	(4.14)	(4.16)	16.26	14.49
2013	13.99	0.05	4.31	4.36	(0.10)	—	(0.10)	18.25	31.32
2012	12.43	0.07	1.50	1.57	(0.01)	—	(0.01)	13.99	12.66
2011	12.04	0.02	0.46	0.48	(0.09)	—	(0.09)	12.43	3.95
2010	9.61	0.08	2.41	2.49	(0.06)	—	(0.06)	12.04	26.02
R-4 Shares
2014	18.30	0.04	2.16	2.20	(0.05)	(4.14)	(4.19)	16.31	14.66
2013	14.03	0.08	4.32	4.40	(0.13)	—	(0.13)	18.30	31.60
2012	12.46	0.09	1.52	1.61	(0.04)	—	(0.04)	14.03	12.92
2011	12.08	0.05	0.44	0.49	(0.11)	—	(0.11)	12.46	4.04
2010	9.63	0.10	2.42	2.52	(0.07)	—	(0.07)	12.08	26.32
R-5 Shares
2014	18.36	0.06	2.17	2.23	(0.06)	(4.14)	(4.20)	16.39	14.86
2013	14.08	0.10	4.33	4.43	(0.15)	—	(0.15)	18.36	31.77
2012	12.52	0.11	1.51	1.62	(0.06)	—	(0.06)	14.08	12.98
2011	12.12	0.06	0.46	0.52	(0.12)	—	(0.12)	12.52	4.26
2010	9.66	0.11	2.43	2.54	(0.08)	—	(0.08)	12.12	26.44

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$77,754	1.36%	1.46%	0.17%	85.3%
65,896	1.43	1.65	0.42	98.6
52,378	1.51	1.72	0.56	87.3
52,154	1.48	1.64	0.23	80.3
55,107	1.64	1.73	0.64	83.6

1,377,675	0.94 (d)	–	0.59	85.3
1,279,003	0.98 (d)	–	0.93	98.6
1,431,810	0.98 (d)	–	1.09	87.3
1,256,845	0.98 (d)	–	0.73	80.3
1,269,331	0.98 (d)	–	1.30	83.6

6,852	1.80 (d)	–	(0.27)	85.3
6,643	1.84 (d)	–	—	98.6
6,229	1.85 (d)	–	0.22	87.3
5,985	1.85 (d)	–	(0.14)	80.3
7,222	1.85 (d)	–	0.43	83.6

12,046	1.67 (d)	–	(0.13)	85.3
15,229	1.71 (d)	–	0.16	98.6
14,689	1.72 (d)	–	0.35	87.3
15,380	1.72 (d)	–	0.01	80.3
19,875	1.72 (d)	–	0.56	83.6

37,981	1.49 (d)	–	0.05	85.3
39,275	1.53 (d)	–	0.31	98.6
32,137	1.54 (d)	–	0.53	87.3
39,064	1.54 (d)	–	0.17	80.3
34,752	1.54 (d)	–	0.76	83.6

36,994	1.30 (d)	–	0.24	85.3
35,447	1.34 (d)	–	0.50	98.6
27,235	1.35 (d)	–	0.71	87.3
28,916	1.35 (d)	–	0.36	80.3
28,066	1.35 (d)	–	0.93	83.6

83,762	1.18 (d)	–	0.35	85.3
68,821	1.22 (d)	–	0.64	98.6
57,052	1.23 (d)	–	0.85	87.3
40,902	1.23 (d)	–	0.47	80.3
31,022	1.23 (d)	–	1.04	83.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
MIDCAP VALUE FUND III
Class A Shares
2014(c)	$20.10	$0.03	$0.41	$0.44	$-	$-	$-	$20.54	2.19% (b),(d)
Class J Shares
2014	17.94	0.17	2.09	2.26	(0.15)	(0.53)	(0.68)	19.52	12.97 (b)
2013	13.60	0.17	4.33	4.50	(0.16)	—	(0.16)	17.94	33.42 (b)
2012	11.97	0.15	1.59	1.74	(0.11)	—	(0.11)	13.60	14.65 (b)
2011	11.27	0.12	0.71	0.83	(0.13)	—	(0.13)	11.97	7.37 (b)
2010	9.18	0.11	2.11	2.22	(0.13)	—	(0.13)	11.27	24.36 (b)
Class P Shares
2014(c)	20.10	0.08	0.40	0.48	—	—	—	20.58	2.39 (b),(d)
Institutional Shares
2014	18.88	0.26	2.20	2.46	(0.21)	(0.53)	(0.74)	20.60	13.44
2013	14.31	0.24	4.55	4.79	(0.22)	—	(0.22)	18.88	33.96
2012	12.59	0.23	1.66	1.89	(0.17)	—	(0.17)	14.31	15.18
2011	11.85	0.17	0.76	0.93	(0.19)	—	(0.19)	12.59	7.86
2010	9.62	0.17	2.24	2.41	(0.18)	—	(0.18)	11.85	25.32

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,997	1.30% (e),(f)	—%	0.37% (e)	70.2% (e)

112,480	1.02	1.07 (g)	0.93	70.2
103,978	1.05	1.27 (g)	1.11	88.3
82,259	1.16	1.36 (g)	1.19	52.9
79,335	1.13	1.28 (g)	0.95	86.4
82,140	1.24	1.31 (g)	1.05	92.4

41	0.83 (e),(f)	—	0.91 (e)	70.2 (e)

822,011	0.64	0.65 (g)	1.29	70.2
640,181	0.66	0.67 (g)	1.4	88.3
1,893	0.69	2.25 (g)	1.68	52.9
817	0.70	4.18 (g)	1.39	86.4
183	0.70	10.72 (g)	1.58	92.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
MIDCAP VALUE FUND III
R-1 Shares
2014	$18.07	$0.08	$2.11	$2.19	($0.08)	($0.53)	($0.61)	$19.65	12.45%
2013	13.69	0.10	4.36	4.46	(0.08)	—	(0.08)	18.07	32.79
2012	12.03	0.10	1.60	1.70	(0.04)	—	(0.04)	13.69	14.20
2011	11.34	0.08	0.70	0.78	(0.09)	—	(0.09)	12.03	6.88
2010	9.26	0.08	2.12	2.20	(0.12)	—	(0.12)	11.34	23.90
R-2 Shares
2014	18.18	0.10	2.12	2.22	(0.11)	(0.53)	(0.64)	19.76	12.58
2013	13.79	0.12	4.39	4.51	(0.12)	—	(0.12)	18.18	32.94
2012	12.11	0.12	1.61	1.73	(0.05)	—	(0.05)	13.79	14.38
2011	11.42	0.08	0.72	0.80	(0.11)	—	(0.11)	12.11	6.97
2010	9.31	0.09	2.15	2.24	(0.13)	—	(0.13)	11.42	24.22
R-3 Shares
2014	18.07	0.13	2.11	2.24	(0.14)	(0.53)	(0.67)	19.64	12.75
2013	13.73	0.14	4.37	4.51	(0.17)	—	(0.17)	18.07	33.18
2012	12.08	0.15	1.59	1.74	(0.09)	—	(0.09)	13.73	14.52
2011	11.39	0.10	0.72	0.82	(0.13)	—	(0.13)	12.08	7.23
2010	9.28	0.11	2.14	2.25	(0.14)	—	(0.14)	11.39	24.38
R-4 Shares
2014	17.92	0.16	2.10	2.26	(0.17)	(0.53)	(0.70)	19.48	12.99
2013	13.61	0.17	4.33	4.50	(0.19)	—	(0.19)	17.92	33.44
2012	11.98	0.17	1.58	1.75	(0.12)	—	(0.12)	13.61	14.72
2011	11.29	0.13	0.71	0.84	(0.15)	—	(0.15)	11.98	7.46
2010	9.18	0.13	2.12	2.25	(0.14)	—	(0.14)	11.29	24.66
R-5 Shares
2014	18.03	0.19	2.12	2.31	(0.16)	(0.53)	(0.69)	19.65	13.19
2013	13.70	0.20	4.33	4.53	(0.20)	—	(0.20)	18.03	33.53
2012	12.05	0.18	1.60	1.78	(0.13)	—	(0.13)	13.70	14.96
2011	11.36	0.14	0.71	0.85	(0.16)	—	(0.16)	12.05	7.52
2010	9.25	0.15	2.12	2.27	(0.16)	—	(0.16)	11.36	24.74

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,046	1.51 (f)	—%	0.41%	70.2%
452	1.53 (f)	—	0.64	88.3
318	1.56 (f)	—	0.79	52.9
332	1.55 (f)	—	0.63	86.4
520	1.56 (f)	—	0.73	92.4

1,663	1.38 (f)	—	0.53	70.2
1,176	1.40 (f)	—	0.77	88.3
871	1.43 (f)	—	0.93	52.9
981	1.42 (f)	—	0.68	86.4
1,455	1.43 (f)	—	0.88	92.4

9,010	1.20 (f)	—	0.69	70.2
4,319	1.22 (f)	—	0.90	88.3
2,188	1.25 (f)	—	1.12	52.9
1,834	1.24 (f)	—	0.85	86.4
1,758	1.25 (f)	—	1.03	92.4

14,160	1.01 (f)	—	0.83	70.2
4,061	1.03 (f)	—	1.04	88.3
1,125	1.06 (f)	—	1.30	52.9
1,049	1.05 (f)	—	1.07	86.4
1,252	1.06 (f)	—	1.24	92.4

17,886	0.89 (f)	—	1.03	70.2
11,095	0.91 (f)	—	1.26	88.3
6,614	0.94 (f)	—	1.41	52.9
5,595	0.93 (f)	—	1.18	86.4
6,425	0.94 (f)	—	1.39	92.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
MONEY MARKET FUND
Class A Shares
2014	$1.00	$-	$-	$-	$-	$1.00	0.00% (b)
2013	1.00	–	–	–	–	1.00	0.00 (b)
2012	1.00	–	–	–	–	1.00	0.00 (b)
2011	1.00	–	–	–	–	1.00	0.00 (b)
2010	1.00	–	–	–	–	1.00	0.00 (b)
Class C Shares
2014	1.00	–	–	–	–	1.00	0.00 (b)
2013	1.00	–	–	–	–	1.00	0.00 (b)
2012	1.00	–	–	–	–	1.00	0.00 (b)
2011	1.00	–	–	–	–	1.00	0.00 (b)
2010	1.00	–	–	–	–	1.00	0.00 (b)
Class J Shares
2014	1.00	–	–	–	–	1.00	0.00 (b)
2013	1.00	–	–	–	–	1.00	0.00 (b)
2012	1.00	–	–	–	–	1.00	0.00 (b)
2011	1.00	–	–	–	–	1.00	0.00 (b)
2010	1.00	–	–	–	–	1.00	0.00 (b)
Institutional Shares
2014	1.00	–	–	–	–	1.00	0.00
2013	1.00	–	–	–	–	1.00	0.00
2012	1.00	–	–	–	–	1.00	0.00
2011	1.00	–	–	–	–	1.00	0.00
2010	1.00	–	–	–	–	1.00	0.00

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets

$471,109	0.17%	0.54% (c)	0.00%
472,504	0.21	0.54 (c)	0.00
458,037	0.29	0.58 (c)	0.00
516,229	0.28	0.54 (c)	0.00
505,252	0.35	0.54 (c)	0.00

17,977	0.17	1.67 (d)	0.00
21,232	0.21	1.66 (d)	0.00
17,320	0.29	1.68 (d)	0.00
27,556	0.28	1.50 (d)	0.00
20,638	0.35	1.68 (d)	0.00

249,914	0.17	0.82 (d)	0.00
278,536	0.21	0.82 (d)	0.00
282,576	0.29	0.87 (d)	0.00
316,914	0.28	0.76 (d)	0.00
310,250	0.35	0.85 (d)	0.00

337,381	0.17	0.42 (d)	0.00
357,925	0.21	0.41 (d)	0.00
353,584	0.28	0.43 (d)	0.00
263,071	0.28	0.41 (d)	0.00
202,082	0.35	0.42 (d)	0.00

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
OVERSEAS FUND
Institutional Shares
2014	$12.11	$0.25	($0.08)	$0.17	($0.22)	($0.55)	($0.77)	$11.51	1.49%
2013	9.96	0.24	2.13	2.37	(0.22)	—	(0.22)	12.11	24.16
2012	9.89	0.24	0.47	0.71	(0.23)	(0.41)	(0.64)	9.96	8.29
2011	11.44	0.24	(0.88)	(0.64)	(0.14)	(0.77)	(0.91)	9.89	(6.01)
2010	10.70	0.18	1.01	1.19	(0.18)	(0.27)	(0.45)	11.44	11.38
R-1 Shares
2014	12.01	0.15	(0.08)	0.07	(0.13)	(0.55)	(0.68)	11.40	0.63
2013	9.90	0.15	2.11	2.26	(0.15)	—	(0.15)	12.01	23.09
2012(c)	9.89	0.15	(0.14)	0.01	—	—	—	9.90	0.10 (d)
R-2 Shares
2014	12.02	0.16	(0.07)	0.09	(0.14)	(0.55)	(0.69)	11.42	0.82
2013	9.91	0.16	2.11	2.27	(0.16)	—	(0.16)	12.02	23.19
2012(c)	9.89	0.16	(0.14)	0.02	–	—	—	9.91	0.20 (d)
R-3 Shares
2014	12.04	0.19	(0.08)	0.11	(0.19)	(0.55)	(0.74)	11.41	0.94
2013	9.92	0.20	2.09	2.29	(0.17)	—	(0.17)	12.04	23.42
2012(c)	9.89	0.17	(0.14)	0.03	–	—	—	9.92	0.30 (d)
R-4 Shares
2014	12.07	0.21	(0.08)	0.13	(0.20)	(0.55)	(0.75)	11.45	1.15
2013	9.94	0.07	2.25	2.32	(0.19)	—	(0.19)	12.07	23.65
2012(c)	9.89	0.18	(0.13)	0.05	–	—	—	9.94	0.51 (d)
R-5 Shares
2014	12.06	0.22	(0.07)	0.15	(0.20)	(0.55)	(0.75)	11.46	1.26
2013	9.95	0.21	2.12	2.33	(0.22)	—	(0.22)	12.06	23.75
2012(c)	9.89	0.19	(0.13)	0.06	—	—	—	9.95	0.61 (d)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$2,559,657	1.06% (b)	2.14%	34.9%
2,280,703	1.07 (b)	2.25	35.3
1,707,927	1.08 (b)	2.58	27.9
1,351,191	1.08 (b)	2.25	38.6
1,137,569	1.09 (b)	1.73	87.2

12	1.93 (b)	1.24	34.9
12	1.94 (b)	1.35	35.3
10	1.94 (b),(e)	2.31 (e)	27.9 (e)

12	1.80 (b)	1.37	34.9
12	1.81 (b)	1.48	35.3
10	1.82 (b),(e)	2.45 (e)	27.9 (e)

249	1.62 (b)	1.58	34.9
172	1.63 (b)	1.85	35.30
10	1.64 (b),(e)	2.61 (e)	27.9 (e)

484	1.43 (b)	1.81	34.9
469	1.44 (b)	0.61	35.3
10	1.45 (b),(e)	2.79 (e)	27.9 (e)

554	1.31 (b)	1.87	34.9
606	1.32 (b)	1.99	35.3
10	1.33 (b),(e)	2.94 (e)	27.9 (e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from March 1, 2012, date operations commenced, through October 31, 2012.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL CAPITAL APPRECIATION FUND
Class A Shares
2014	$52.54	$0.50	$7.32	$7.82	($0.41)	($1.15)	($1.56)	$58.80	15.22% (b)
2013	41.72	0.57	11.27	11.84	(0.53)	(0.49)	(1.02)	52.54	28.98 (b)
2012	38.14	0.37	3.99	4.36	(0.30)	(0.48)	(0.78)	41.72	11.73 (b)
2011	37.16	0.30	2.19	2.49	(0.40)	(1.11)	(1.51)	38.14	6.73 (b)
2010	32.55	0.50	4.50	5.00	(0.17)	(0.22)	(0.39)	37.16	15.46 (b)
Class C Shares
2014	44.06	0.02	6.11	6.13	(0.16)	(1.15)	(1.31)	48.88	14.22 (b)
2013	35.19	0.14	9.49	9.63	(0.27)	(0.49)	(0.76)	44.06	27.89 (b)
2012	32.29	0.02	3.40	3.42	(0.04)	(0.48)	(0.52)	35.19	10.83 (b)
2011	31.73	(0.03)	1.86	1.83	(0.16)	(1.11)	(1.27)	32.29	5.77 (b)
2010	27.94	0.16	3.85	4.01	—	(0.22)	(0.22)	31.73	14.42 (b)
Class P Shares
2014	53.15	0.62	7.40	8.02	(0.53)	(1.15)	(1.68)	59.49	15.45 (b)
2013	42.23	0.67	11.40	12.07	(0.66)	(0.49)	(1.15)	53.15	29.27 (b)
2012	38.56	0.48	4.05	4.53	(0.38)	(0.48)	(0.86)	42.23	12.07 (b)
2011	37.62	0.38	2.22	2.60	(0.55)	(1.11)	(1.66)	38.56	6.95 (b)
2010(d)	35.97	0.02	1.63	1.65	—	—	—	37.62	4.59 (b),(e)
Institutional Shares
2014	53.31	0.71	7.41	8.12	(0.61)	(1.15)	(1.76)	59.67	15.62
2013	42.34	0.77	11.42	12.19	(0.73)	(0.49)	(1.22)	53.31	29.52
2012	38.63	0.56	4.05	4.61	(0.42)	(0.48)	(0.90)	42.34	12.28
2011	37.63	0.47	2.21	2.68	(0.57)	(1.11)	(1.68)	38.63	7.15
2010	32.93	0.67	4.56	5.23	(0.31)	(0.22)	(0.53)	37.63	16.02

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$810,788	0.82%	0.91%	8.3%
734,098	0.90	1.22	14.3
591,255	0.97	0.92	8.2
578,850	0.94	0.77	12.7
409,697	1.04	1.43	15.3

42,658	1.67 (c)	0.05	8.3
35,400	1.73 (c)	0.36	14.3
24,958	1.82 (c)	0.06	8.2
23,009	1.82 (c)	(0.10)	12.7
19,689	1.96	0.52	15.3

31,028	0.60 (c)	1.11	8.3
21,302	0.67 (c)	1.42	14.3
14,471	0.68 (c)	1.18	8.2
9,214	0.71 (c)	0.99	12.7
10	0.75 (c),(f)	0.59 (f)	15.3 (f)

1,507,343	0.46	1.27	8.3
1,357,704	0.48	1.63	14.3
1,053,972	0.50	1.38	8.2
907,061	0.52	1.19	12.7
578,458	0.58	1.89	15.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL CAPITAL APPRECIATION FUND
R-1 Shares
2014	$52.40	$0.22	$7.30	$7.52	($0.09)	($1.15)	($1.24)	$58.68	14.60%
2013	41.64	0.38	11.24	11.62	(0.37)	(0.49)	(0.86)	52.40	28.39
2012	38.18	0.20	4.01	4.21	(0.27)	(0.48)	(0.75)	41.64	11.32
2011	37.42	0.08	2.24	2.32	(0.45)	(1.11)	(1.56)	38.18	6.22
2010(g)	35.15	0.05	2.22	2.27	—	—	—	37.42	6.46 (e)
R-2 Shares
2014	52.56	0.29	7.32	7.61	(0.23)	(1.15)	(1.38)	58.79	14.77
2013	41.78	0.41	11.30	11.71	(0.44)	(0.49)	(0.93)	52.56	28.56
2012	38.26	0.26	4.00	4.26	(0.26)	(0.48)	(0.74)	41.78	11.43
2011	37.44	0.14	2.25	2.39	(0.46)	(1.11)	(1.57)	38.26	6.41
2010(g)	35.15	0.53	1.76	2.29	—	—	—	37.44	6.51 (e)
R-3 Shares
2014	52.58	0.38	7.32	7.70	(0.35)	(1.15)	(1.50)	58.78	14.97
2013	41.85	0.46	11.33	11.79	(0.57)	(0.49)	(1.06)	52.58	28.79
2012	38.31	0.33	4.01	4.34	(0.32)	(0.48)	(0.80)	41.85	11.64
2011	37.49	0.21	2.25	2.46	(0.53)	(1.11)	(1.64)	38.31	6.59
2010(g)	35.15	0.02	2.32	2.34	—	—	—	37.49	6.66 (e)
R-4 Shares
2014	52.91	0.50	7.35	7.85	(0.44)	(1.15)	(1.59)	59.17	15.17
2013	42.05	0.58	11.37	11.95	(0.60)	(0.49)	(1.09)	52.91	29.05
2012	38.42	0.40	4.03	4.43	(0.32)	(0.48)	(0.80)	42.05	11.83
2011	37.53	0.31	2.23	2.54	(0.54)	(1.11)	(1.65)	38.42	6.80
2010(g)	35.15	0.11	2.27	2.38	—	—	—	37.53	6.77 (e)
R-5 Shares
2014	53.06	0.56	7.38	7.94	(0.51)	(1.15)	(1.66)	59.34	15.32
2013	42.15	0.64	11.39	12.03	(0.63)	(0.49)	(1.12)	53.06	29.20
2012	38.50	0.47	4.01	4.48	(0.35)	(0.48)	(0.83)	42.15	11.96
2011	37.57	0.37	2.22	2.59	(0.55)	(1.11)	(1.66)	38.50	6.91
2010(g)	35.15	0.15	2.27	2.42	—	—	—	37.57	6.88 (e)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,635	1.34%	0.39%	8.3%
1,424	1.35	0.82	14.3
1,789	1.37	0.50	8.2
1,585	1.39	0.22	12.7
245	1.47 (f)	0.21 (f)	15.3 (f)

2,155	1.21	0.52	8.3
2,228	1.22	0.88	14.3
1,800	1.24	0.65	8.2
1,840	1.26	0.36	12.7
82	1.34 (f)	2.28 (f)	15.3 (f)

24,394	1.03	0.70	8.3
19,700	1.04	0.97	14.3
9,790	1.06	0.82	8.2
7,551	1.08	0.54	12.7
1,084	1.16 (f)	0.07 (f)	15.3 (f)

15,267	0.84	0.90	8.3
16,588	0.85	1.22	14.3
9,840	0.87	0.98	8.2
7,661	0.89	0.81	12.7
2,816	0.97 (f)	0.46 (f)	15.3 (f)

36,551	0.72	1.00	8.3
29,179	0.73	1.35	14.3
16,559	0.75	1.15	8.2
17,231	0.77	0.94	12.7
11,504	0.85 (f)	0.64 (f)	15.3 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2010 FUND
Class A Shares
2014	$13.18	$0.23	$0.57	$0.80	($0.22)	($0.22)	$13.76	6.14% (b)
2013	12.18	0.24	1.01	1.25	(0.25)	(0.25)	13.18	10.45 (b)
2012	11.40	0.20	0.82	1.02	(0.24)	(0.24)	12.18	9.19 (b)
2011	11.19	0.25	0.21	0.46	(0.25)	(0.25)	11.40	4.13 (b)
2010	9.90	0.25	1.33	1.58	(0.29)	(0.29)	11.19	16.25 (b)
Class J Shares
2014	13.07	0.23	0.58	0.81	(0.23)	(0.23)	13.65	6.25 (b)
2013	12.08	0.25	1.00	1.25	(0.26)	(0.26)	13.07	10.51 (b)
2012	11.31	0.21	0.81	1.02	(0.25)	(0.25)	12.08	9.22 (b)
2011	11.10	0.25	0.20	0.45	(0.24)	(0.24)	11.31	4.10 (b)
2010(d)	9.81	0.25	1.32	1.57	(0.28)	(0.28)	11.10	16.29 (b)
Institutional Shares
2014	13.13	0.27	0.58	0.85	(0.27)	(0.27)	13.71	6.54
2013	12.14	0.30	0.99	1.29	(0.30)	(0.30)	13.13	10.81
2012	11.37	0.25	0.81	1.06	(0.29)	(0.29)	12.14	9.58
2011	11.16	0.29	0.21	0.50	(0.29)	(0.29)	11.37	4.52
2010	9.86	0.29	1.33	1.62	(0.32)	(0.32)	11.16	16.79

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$42,880	0.41% (d)	—%	1.69%	24.1%
41,988	0.41 (d)	—	1.93	15.2
38,144	0.41 (d)	—	1.75	28.7
34,966	0.41 (d)	—	2.18	16.4
38,183	0.41 (d)	—	2.41	36.2

255,331	0.33	0.37 (c),(e)	1.71	24.1
235,463	0.34	0.54 (c),(e)	2.00	15.2
214,077	0.37	0.56 (c),(e)	1.82	28.7
202,423	0.39	0.53 (c),(e)	2.17	16.4
206,407	0.48	0.55 (c),(e)	2.40	36.2

1,096,931	0.04	—	2.04	24.1
1,093,311	0.04	—	2.42	15.2
1,148,980	0.04	—	2.14	28.7
1,074,682	0.04	—	2.55	16.4
1,130,797	0.04	—	2.83	36.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2010 FUND
R-1 Shares
2014	$13.00	$0.17	$0.55	$0.72	($0.14)	($0.14)	$13.58	5.61%
2013	12.01	0.19	0.98	1.17	(0.18)	(0.18)	13.00	9.90
2012	11.24	0.15	0.80	0.95	(0.18)	(0.18)	12.01	8.62
2011	11.03	0.19	0.21	0.40	(0.19)	(0.19)	11.24	3.63
2010	9.77	0.20	1.31	1.51	(0.25)	(0.25)	11.03	15.66
R-2 Shares
2014	13.00	0.18	0.56	0.74	(0.16)	(0.16)	13.58	5.74
2013	12.00	0.22	0.97	1.19	(0.19)	(0.19)	13.00	10.09
2012	11.22	0.17	0.80	0.97	(0.19)	(0.19)	12.00	8.77
2011	11.02	0.22	0.19	0.41	(0.21)	(0.21)	11.22	3.70
2010	9.75	0.22	1.30	1.52	(0.25)	(0.25)	11.02	15.84
R-3 Shares
2014	12.99	0.19	0.57	0.76	(0.19)	(0.19)	13.56	5.93
2013	12.01	0.23	0.98	1.21	(0.23)	(0.23)	12.99	10.20
2012	11.24	0.19	0.79	0.98	(0.21)	(0.21)	12.01	8.94
2011	11.03	0.22	0.21	0.43	(0.22)	(0.22)	11.24	3.95
2010	9.76	0.23	1.31	1.54	(0.27)	(0.27)	11.03	16.09
R-4 Shares
2014	13.03	0.23	0.56	0.79	(0.22)	(0.22)	13.60	6.10
2013	12.03	0.24	1.00	1.24	(0.24)	(0.24)	13.03	10.52
2012	11.27	0.21	0.79	1.00	(0.24)	(0.24)	12.03	9.12
2011	11.07	0.25	0.20	0.45	(0.25)	(0.25)	11.27	4.09
2010	9.79	0.25	1.32	1.57	(0.29)	(0.29)	11.07	16.34
R-5 Shares
2014	13.06	0.24	0.57	0.81	(0.23)	(0.23)	13.64	6.29
2013	12.07	0.27	0.99	1.26	(0.27)	(0.27)	13.06	10.59
2012	11.30	0.22	0.81	1.03	(0.26)	(0.26)	12.07	9.31
2011	11.10	0.28	0.18	0.46	(0.26)	(0.26)	11.30	4.16
2010	9.81	0.28	1.31	1.59	(0.30)	(0.30)	11.10	16.52

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$14,995	0.91%	—%	1.27%	24.1%
18,403	0.91	—	1.53	15.2
20,503	0.91	—	1.31	28.7
21,110	0.92	—	1.65	16.4
24,103	0.92	—	1.96	36.2

15,736	0.78	—	1.39	24.1
20,762	0.78	—	1.76	15.2
25,982	0.78	—	1.48	28.7
30,298	0.79	—	1.91	16.4
42,654	0.79	—	2.13	36.2

74,667	0.60	—	1.47	24.1
76,245	0.60	—	1.83	15.2
80,009	0.60	—	1.61	28.7
81,172	0.61	—	1.98	16.4
96,491	0.61	—	2.29	36.2

59,247	0.41	—	1.71	24.1
68,271	0.41	—	1.94	15.2
68,441	0.41	—	1.85	28.7
77,085	0.42	—	2.17	16.4
80,377	0.42	—	2.45	36.2

108,094	0.29	—	1.77	24.1
113,248	0.29	—	2.16	15.2
114,530	0.29	—	1.90	28.7
115,406	0.30	—	2.44	16.4
145,309	0.30	—	2.72	36.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2015 FUND
Institutional Shares
2014	$11.13	$0.22	$0.54	$0.76	($0.21)	($0.37)	($0.58)	$11.31	7.12%
2013	10.27	0.22	1.09	1.31	(0.23)	(0.22)	(0.45)	11.13	13.25
2012	9.70	0.20	0.73	0.93	(0.22)	(0.14)	(0.36)	10.27	10.01
2011	9.71	0.22	0.19	0.41	(0.22)	(0.20)	(0.42)	9.70	4.22
2010	8.48	0.20	1.23	1.43	(0.20)	—	(0.20)	9.71	17.17
R-1 Shares
2014	10.86	0.14	0.51	0.65	(0.12)	(0.37)	(0.49)	11.02	6.20
2013	10.03	0.14	1.05	1.19	(0.14)	(0.22)	(0.36)	10.86	12.27
2012	9.48	0.12	0.71	0.83	(0.14)	(0.14)	(0.28)	10.03	9.08
2011	9.52	0.14	0.17	0.31	(0.15)	(0.20)	(0.35)	9.48	3.22
2010(d)	8.34	0.12	1.22	1.34	(0.16)	—	(0.16)	9.52	16.21
R-2 Shares
2014	10.90	0.12	0.54	0.66	(0.12)	(0.37)	(0.49)	11.07	6.35
2013	10.08	0.16	1.04	1.20	(0.16)	(0.22)	(0.38)	10.90	12.31
2012	9.51	0.13	0.72	0.85	(0.14)	(0.14)	(0.28)	10.08	9.26
2011	9.54	0.14	0.18	0.32	(0.15)	(0.20)	(0.35)	9.51	3.42
2010	8.35	0.14	1.22	1.36	(0.17)	—	(0.17)	9.54	16.44
R-3 Shares
2014	10.92	0.15	0.54	0.69	(0.15)	(0.37)	(0.52)	11.09	6.60
2013	10.09	0.16	1.07	1.23	(0.18)	(0.22)	(0.40)	10.92	12.58
2012	9.54	0.14	0.72	0.86	(0.17)	(0.14)	(0.31)	10.09	9.39
2011	9.57	0.16	0.18	0.34	(0.17)	(0.20)	(0.37)	9.54	3.62
2010	8.37	0.15	1.22	1.37	(0.17)	—	(0.17)	9.57	16.58
R-4 Shares
2014	10.98	0.18	0.53	0.71	(0.17)	(0.37)	(0.54)	11.15	6.76
2013	10.15	0.19	1.05	1.24	(0.19)	(0.22)	(0.41)	10.98	12.68
2012	9.59	0.18	0.71	0.89	(0.19)	(0.14)	(0.33)	10.15	9.63
2011	9.61	0.18	0.19	0.37	(0.19)	(0.20)	(0.39)	9.59	3.84
2010	8.40	0.17	1.22	1.39	(0.18)	—	(0.18)	9.61	16.80
R-5 Shares
2014	11.01	0.19	0.53	0.72	(0.18)	(0.37)	(0.55)	11.18	6.85
2013	10.17	0.19	1.08	1.27	(0.21)	(0.22)	(0.43)	11.01	12.93
2012	9.61	0.15	0.75	0.90	(0.20)	(0.14)	(0.34)	10.17	9.72
2011	9.63	0.21	0.16	0.37	(0.19)	(0.20)	(0.39)	9.61	3.92
2010	8.41	0.19	1.22	1.41	(0.19)	—	(0.19)	9.63	16.99

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$844,414	0.04%	1.96%	24.6%
735,777	0.04 (c)	2.13	21.4
580,784	0.04 (c)	1.99	22.7
451,374	0.04 (c)	2.21	14.0
362,671	0.05 (c)	2.23	32.0

13,884	0.91	1.28	24.6
16,354	0.91	1.38	21.4
15,687	0.92	1.21	22.7
14,925	0.92	1.47	14.0
13,567	0.92 (c)	1.41	32.0

14,408	0.78	1.13	24.6
14,150	0.78	1.57	21.4
13,920	0.79	1.30	22.7
12,704	0.79	1.49	14.0
11,681	0.79 (c)	1.58	32.0

91,962	0.60	1.38	24.6
82,506	0.60	1.55	21.4
66,650	0.61	1.43	22.7
49,584	0.61	1.62	14.0
38,096	0.61 (c)	1.73	32.0

66,135	0.41	1.61	24.6
61,034	0.41	1.83	21.4
50,724	0.42	1.88	22.7
57,060	0.42	1.85	14.0
42,226	0.42 (c)	1.88	32.0

90,729	0.29	1.74	24.6
87,721	0.29	1.83	21.4
66,279	0.30	1.53	22.7
36,237	0.30	2.12	14.0
33,843	0.30 (c)	2.09	32.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2020 FUND
Class A Shares
2014	$14.32	$0.23	$0.82	$1.05	($0.23)	($0.15)	($0.38)	$14.99	7.44% (b)
2013	12.66	0.24	1.67	1.91	(0.25)	—	(0.25)	14.32	15.35 (b)
2012	11.69	0.20	1.00	1.20	(0.23)	—	(0.23)	12.66	10.46 (b)
2011	11.52	0.21	0.18	0.39	(0.22)	—	(0.22)	11.69	3.39 (b)
2010	10.09	0.22	1.47	1.69	(0.26)	—	(0.26)	11.52	16.97 (b)
Class J Shares
2014	14.19	0.24	0.82	1.06	(0.24)	(0.15)	(0.39)	14.86	7.57 (b)
2013	12.55	0.24	1.66	1.90	(0.26)	—	(0.26)	14.19	15.38 (b)
2012	11.59	0.21	0.98	1.19	(0.23)	—	(0.23)	12.55	10.49 (b)
2011	11.41	0.21	0.18	0.39	(0.21)	—	(0.21)	11.59	3.45 (b)
2010(d)	9.99	0.21	1.46	1.67	(0.25)	—	(0.25)	11.41	16.92 (b)
Institutional Shares
2014	14.27	0.29	0.81	1.10	(0.28)	(0.15)	(0.43)	14.94	7.84
2013	12.61	0.30	1.66	1.96	(0.30)	—	(0.30)	14.27	15.82
2012	11.65	0.25	0.98	1.23	(0.27)	—	(0.27)	12.61	10.84
2011	11.48	0.26	0.17	0.43	(0.26)	—	(0.26)	11.65	3.76
2010	10.04	0.26	1.47	1.73	(0.29)	—	(0.29)	11.48	17.51

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$128,189	0.41% (c)	—%	1.60%	18.6%
118,277	0.41 (c)	—	1.79	25.7
99,802	0.41 (c)	—	1.67	21.9
85,340	0.41 (c)	—	1.80	8.8
82,683	0.41 (c)	—	2.02	32.0

879,358	0.33	0.37 (d),(e)	1.65	18.6
782,787	0.35	0.55 (d),(e)	1.84	25.7
655,845	0.37	0.56 (d),(e)	1.73	21.9
578,376	0.39	0.54 (d),(e)	1.80	8.8
552,609	0.49	0.55 (d),(e)	1.97	32.0

4,743,088	0.04	—	1.96	18.6
4,348,221	0.04	—	2.22	25.7
3,856,280	0.04	—	2.03	21.9
3,310,509	0.04	—	2.17	8.8
3,146,852	0.04	—	2.40	32.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2020 FUND
R-1 Shares
2014	$14.12	$0.18	$0.78	$0.96	($0.14)	($0.15)	($0.29)	$14.79	6.91%
2013	12.48	0.19	1.64	1.83	(0.19)	—	(0.19)	14.12	14.81
2012	11.53	0.14	0.98	1.12	(0.17)	—	(0.17)	12.48	9.84
2011	11.36	0.15	0.18	0.33	(0.16)	—	(0.16)	11.53	2.93
2010	9.96	0.16	1.46	1.62	(0.22)	—	(0.22)	11.36	16.43
R-2 Shares
2014	14.10	0.18	0.80	0.98	(0.17)	(0.15)	(0.32)	14.76	7.06
2013	12.47	0.20	1.63	1.83	(0.20)	—	(0.20)	14.10	14.87
2012	11.50	0.17	0.97	1.14	(0.17)	—	(0.17)	12.47	10.06
2011	11.33	0.18	0.17	0.35	(0.18)	—	(0.18)	11.50	3.05
2010	9.93	0.18	1.44	1.62	(0.22)	—	(0.22)	11.33	16.54
R-3 Shares
2014	14.12	0.20	0.81	1.01	(0.20)	(0.15)	(0.35)	14.78	7.27
2013	12.49	0.22	1.64	1.86	(0.23)	—	(0.23)	14.12	15.10
2012	11.54	0.18	0.97	1.15	(0.20)	—	(0.20)	12.49	10.19
2011	11.36	0.19	0.19	0.38	(0.20)	—	(0.20)	11.54	3.32
2010	9.96	0.20	1.44	1.64	(0.24)	—	(0.24)	11.36	16.70
R-4 Shares
2014	14.15	0.24	0.80	1.04	(0.23)	(0.15)	(0.38)	14.81	7.46
2013	12.51	0.23	1.66	1.89	(0.25)	—	(0.25)	14.15	15.32
2012	11.56	0.21	0.97	1.18	(0.23)	—	(0.23)	12.51	10.40
2011	11.39	0.21	0.18	0.39	(0.22)	—	(0.22)	11.56	3.44
2010	9.98	0.21	1.46	1.67	(0.26)	—	(0.26)	11.39	16.97
R-5 Shares
2014	14.20	0.24	0.81	1.05	(0.24)	(0.15)	(0.39)	14.86	7.55
2013	12.55	0.26	1.66	1.92	(0.27)	—	(0.27)	14.20	15.54
2012	11.60	0.22	0.97	1.19	(0.24)	—	(0.24)	12.55	10.50
2011	11.42	0.24	0.17	0.41	(0.23)	—	(0.23)	11.60	3.61
2010	10.00	0.24	1.45	1.69	(0.27)	—	(0.27)	11.42	17.14

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$53,222	0.91%	—%	1.21%	18.6%
57,842	0.91	—	1.43	25.7
62,546	0.91	—	1.21	21.9
58,270	0.91	—	1.30	8.8
58,931	0.92	—	1.56	32.0

76,267	0.78	—	1.27	18.6
78,817	0.78	—	1.51	25.7
77,610	0.78	—	1.40	21.9
80,491	0.78	—	1.54	8.8
107,791	0.79	—	1.70	32.0

316,368	0.60	—	1.40	18.6
291,200	0.60	—	1.64	25.7
263,407	0.60	—	1.49	21.9
227,897	0.60	—	1.58	8.8
234,218	0.61	—	1.91	32.0

249,613	0.41	—	1.69	18.6
263,543	0.41	—	1.74	25.7
212,684	0.41	—	1.78	21.9
227,971	0.41	—	1.77	8.8
216,623	0.42	—	2.00	32.0

472,434	0.29	–	1.68	18.6
439,570	0.29	—	1.98	25.7
384,604	0.29	—	1.83	21.9
341,102	0.29	—	2.05	8.8
365,913	0.30	—	2.25	32.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2025 FUND
Institutional Shares
2014	$11.50	$0.22	$0.70	$0.92	($0.22)	($0.44)	($0.66)	$11.76	8.30%
2013	10.22	0.22	1.49	1.71	(0.22)	(0.21)	(0.43)	11.50	17.40
2012	9.47	0.19	0.82	1.01	(0.22)	(0.04)	(0.26)	10.22	10.92
2011	9.45	0.17	0.18	0.35	(0.19)	(0.14)	(0.33)	9.47	3.72
2010	8.20	0.17	1.27	1.44	(0.19)	—	(0.19)	9.45	17.77
R-1 Shares
2014	11.28	0.14	0.66	0.80	(0.13)	(0.44)	(0.57)	11.51	7.31
2013	10.04	0.14	1.45	1.59	(0.14)	(0.21)	(0.35)	11.28	16.33
2012	9.30	0.12	0.80	0.92	(0.14)	(0.04)	(0.18)	10.04	10.04
2011	9.30	0.10	0.16	0.26	(0.12)	(0.14)	(0.26)	9.30	2.81
2010	8.10	0.10	1.24	1.34	(0.14)	—	(0.14)	9.30	16.74
R-2 Shares
2014	11.29	0.13	0.69	0.82	(0.14)	(0.44)	(0.58)	11.53	7.52
2013	10.06	0.16	1.44	1.60	(0.16)	(0.21)	(0.37)	11.29	16.41
2012	9.32	0.13	0.80	0.93	(0.15)	(0.04)	(0.19)	10.06	10.13
2011	9.31	0.10	0.18	0.28	(0.13)	(0.14)	(0.27)	9.32	3.02
2010	8.11	0.11	1.24	1.35	(0.15)	—	(0.15)	9.31	16.79
R-3 Shares
2014	11.32	0.15	0.69	0.84	(0.16)	(0.44)	(0.60)	11.56	7.72
2013	10.08	0.15	1.47	1.62	(0.17)	(0.21)	(0.38)	11.32	16.65
2012	9.35	0.13	0.81	0.94	(0.17)	(0.04)	(0.21)	10.08	10.28
2011	9.34	0.12	0.18	0.30	(0.15)	(0.14)	(0.29)	9.35	3.22
2010	8.13	0.12	1.25	1.37	(0.16)	—	(0.16)	9.34	16.98
R-4 Shares
2014	11.40	0.18	0.69	0.87	(0.18)	(0.44)	(0.62)	11.65	7.94
2013	10.14	0.18	1.48	1.66	(0.19)	(0.21)	(0.40)	11.40	16.93
2012	9.40	0.19	0.77	0.96	(0.18)	(0.04)	(0.22)	10.14	10.50
2011	9.39	0.14	0.17	0.31	(0.16)	(0.14)	(0.30)	9.40	3.33
2010	8.16	0.13	1.27	1.40	(0.17)	—	(0.17)	9.39	17.31
R-5 Shares
2014	11.43	0.20	0.69	0.89	(0.19)	(0.44)	(0.63)	11.69	8.11
2013	10.17	0.19	1.48	1.67	(0.20)	(0.21)	(0.41)	11.43	17.04
2012	9.43	0.16	0.81	0.97	(0.19)	(0.04)	(0.23)	10.17	10.59
2011	9.41	0.16	0.17	0.33	(0.17)	(0.14)	(0.31)	9.43	3.53
2010	8.18	0.16	1.24	1.40	(0.17)	—	(0.17)	9.41	17.36

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,366,540	0.04%	1.90%	15.8%
1,067,809	0.04 (c)	2.03	22.2
751,118	0.04 (c)	1.95	15.4
528,466	0.04 (c)	1.80	12.7
401,632	0.05 (c)	1.94	25.2

18,238	0.91	1.25	15.8
18,515	0.91	1.35	22.2
16,380	0.92	1.25	15.4
15,335	0.92	1.10	12.7
14,338	0.92 (c)	1.16	25.2

21,201	0.78	1.14	15.8
19,431	0.78	1.49	22.2
17,174	0.79	1.38	15.4
15,375	0.79	1.07	12.7
11,582	0.79 (c)	1.23	25.2

162,213	0.60	1.30	15.8
127,846	0.60	1.44	22.2
90,350	0.61	1.37	15.4
62,421	0.61	1.27	12.7
47,011	0.61 (c)	1.41	25.2

89,551	0.41	1.56	15.8
72,332	0.41	1.70	22.2
51,138	0.42	1.95	15.4
53,261	0.42	1.49	12.7
42,079	0.42 (c)	1.55	25.2

143,610	0.29	1.73	15.8
133,941	0.29	1.79	22.2
92,048	0.30	1.60	15.4
56,588	0.30	1.69	12.7
47,050	0.30 (c)	1.87	25.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2030 FUND
Class A Shares
2014	$14.48	$0.23	$0.95	$1.18	($0.23)	($0.19)	($0.42)	$15.24	8.36% (b)
2013	12.45	0.23	2.04	2.27	(0.24)	—	(0.24)	14.48	18.51 (b)
2012	11.49	0.19	0.99	1.18	(0.22)	—	(0.22)	12.45	10.50 (b)
2011	11.30	0.17	0.21	0.38	(0.19)	—	(0.19)	11.49	3.32 (b)
2010	9.80	0.19	1.53	1.72	(0.22)	—	(0.22)	11.30	17.79 (b)
Class J Shares
2014	14.41	0.23	0.96	1.19	(0.24)	(0.19)	(0.43)	15.17	8.45 (b)
2013	12.39	0.23	2.03	2.26	(0.24)	—	(0.24)	14.41	18.54 (b)
2012	11.43	0.20	0.98	1.18	(0.22)	—	(0.22)	12.39	10.56 (b)
2011	11.23	0.17	0.21	0.38	(0.18)	—	(0.18)	11.43	3.34 (b)
2010	9.75	0.18	1.51	1.69	(0.21)	—	(0.21)	11.23	17.53 (b)
Institutional Shares
2014	14.46	0.28	0.95	1.23	(0.28)	(0.19)	(0.47)	15.22	8.74
2013	12.44	0.29	2.01	2.30	(0.28)	—	(0.28)	14.46	18.85
2012	11.47	0.24	0.99	1.23	(0.26)	—	(0.26)	12.44	11.03
2011	11.28	0.22	0.20	0.42	(0.23)	—	(0.23)	11.47	3.66
2010	9.78	0.23	1.52	1.75	(0.25)	—	(0.25)	11.28	18.17

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$116,459	0.41% (c)	—%	1.57%	15.3%
104,960	0.41 (c)	—	1.74	25.1
84,188	0.41 (c)	—	1.63	20.0
69,285	0.41 (c)	—	1.46	10.7
62,470	0.41 (c)	—	1.83	32.1

1,001,423	0.34	0.38 (d),(e)	1.59	15.3
867,848	0.36	0.56 (d),(e)	1.76	25.1
677,464	0.40	0.59 (d),(e)	1.66	20.0
566,181	0.41	0.56 (d),(e)	1.47	10.7
515,947	0.51	0.58 (d),(e)	1.74	32.1

4,734,382	0.04	—	1.91	15.3
4,198,702	0.04	—	2.17	25.1
3,573,298	0.04	—	2.02	20.0
3,001,123	0.04	—	1.87	10.7
2,804,667	0.04	—	2.23	32.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2030 FUND
R-1 Shares
2014	$14.31	$0.17	$0.93	$1.10	($0.15)	($0.19)	($0.34)	$15.07	7.82%
2013	12.31	0.19	1.98	2.17	(0.17)	—	(0.17)	14.31	17.83
2012	11.35	0.14	0.98	1.12	(0.16)	—	(0.16)	12.31	10.01
2011	11.16	0.12	0.20	0.32	(0.13)	—	(0.13)	11.35	2.85
2010	9.70	0.14	1.50	1.64	(0.18)	—	(0.18)	11.16	17.11
R-2 Shares
2014	14.33	0.19	0.93	1.12	(0.18)	(0.19)	(0.37)	15.08	7.94
2013	12.33	0.21	1.97	2.18	(0.18)	—	(0.18)	14.33	17.93
2012	11.36	0.16	0.98	1.14	(0.17)	—	(0.17)	12.33	10.17
2011	11.17	0.14	0.19	0.33	(0.14)	—	(0.14)	11.36	2.94
2010	9.70	0.16	1.50	1.66	(0.19)	—	(0.19)	11.17	17.27
R-3 Shares
2014	14.38	0.20	0.95	1.15	(0.21)	(0.19)	(0.40)	15.13	8.14
2013	12.37	0.21	2.01	2.22	(0.21)	—	(0.21)	14.38	18.22
2012	11.41	0.18	0.97	1.15	(0.19)	—	(0.19)	12.37	10.31
2011	11.21	0.15	0.21	0.36	(0.16)	—	(0.16)	11.41	3.21
2010	9.74	0.18	1.49	1.67	(0.20)	—	(0.20)	11.21	17.40
R-4 Shares
2014	14.76	0.25	0.95	1.20	(0.23)	(0.19)	(0.42)	15.54	8.32
2013	12.68	0.23	2.08	2.31	(0.23)	—	(0.23)	14.76	18.50
2012	11.69	0.21	1.00	1.21	(0.22)	—	(0.22)	12.68	10.55
2011	11.49	0.18	0.20	0.38	(0.18)	—	(0.18)	11.69	3.33
2010	9.97	0.19	1.55	1.74	(0.22)	—	(0.22)	11.49	17.67
R-5 Shares
2014	14.43	0.24	0.96	1.20	(0.25)	(0.19)	(0.44)	15.19	8.50
2013	12.41	0.26	2.01	2.27	(0.25)	—	(0.25)	14.43	18.60
2012	11.45	0.22	0.97	1.19	(0.23)	—	(0.23)	12.41	10.65
2011	11.26	0.21	0.18	0.39	(0.20)	—	(0.20)	11.45	3.42
2010	9.77	0.21	1.51	1.72	(0.23)	—	(0.23)	11.26	17.85

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$46,220	0.91%	—%	1.17%	15.3%
47,197	0.91	—	1.41	25.1
53,082	0.91	—	1.22	20.0
50,502	0.91	—	1.00	10.7
50,109	0.92	—	1.34	32.1

72,768	0.78	—	1.28	15.3
75,964	0.78	—	1.55	25.1
76,588	0.78	—	1.40	20.0
79,776	0.78	—	1.22	10.7
99,779	0.79	—	1.52	32.1

276,196	0.60	—	1.38	15.3
263,892	0.60	—	1.59	25.1
230,818	0.60	—	1.52	20.0
208,383	0.60	—	1.30	10.7
222,202	0.61	—	1.73	32.1

243,720	0.41	—	1.67	15.3
246,295	0.41	—	1.69	25.1
197,788	0.41	—	1.77	20.0
199,240	0.41	—	1.50	10.7
194,301	0.42	—	1.83	32.1

441,746	0.29	—	1.65	15.3
416,542	0.29	—	1.93	25.1
346,730	0.29	—	1.81	20.0
305,169	0.29	—	1.78	10.7
337,439	0.30	—	2.06	32.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2035 FUND
Institutional Shares
2014	$11.75	$0.21	$0.82	$1.03	($0.22)	($0.42)	($0.64)	$12.14	9.10%
2013	10.12	0.21	1.82	2.03	(0.22)	(0.18)	(0.40)	11.75	20.69
2012	9.33	0.17	0.85	1.02	(0.20)	(0.03)	(0.23)	10.12	11.23
2011	9.32	0.16	0.17	0.33	(0.16)	(0.16)	(0.32)	9.33	3.48
2010	8.05	0.15	1.29	1.44	(0.17)	—	(0.17)	9.32	18.04
R-1 Shares
2014	11.54	0.13	0.78	0.91	(0.11)	(0.42)	(0.53)	11.92	8.22
2013	9.95	0.14	1.76	1.90	(0.13)	(0.18)	(0.31)	11.54	19.61
2012	9.18	0.10	0.82	0.92	(0.12)	(0.03)	(0.15)	9.95	10.23
2011	9.18	0.08	0.17	0.25	(0.09)	(0.16)	(0.25)	9.18	2.68
2010(d)	7.96	0.08	1.26	1.34	(0.12)	—	(0.12)	9.18	16.99
R-2 Shares
2014	11.54	0.12	0.81	0.93	(0.14)	(0.42)	(0.56)	11.91	8.35
2013	9.96	0.14	1.78	1.92	(0.16)	(0.18)	(0.34)	11.54	19.77
2012	9.19	0.11	0.82	0.93	(0.13)	(0.03)	(0.16)	9.96	10.30
2011	9.18	0.08	0.19	0.27	(0.10)	(0.16)	(0.26)	9.19	2.89
2010	7.96	0.09	1.26	1.35	(0.13)	—	(0.13)	9.18	17.10
R-3 Shares
2014	11.60	0.14	0.81	0.95	(0.16)	(0.42)	(0.58)	11.97	8.51
2013	10.00	0.14	1.81	1.95	(0.17)	(0.18)	(0.35)	11.60	20.03
2012	9.23	0.12	0.83	0.95	(0.15)	(0.03)	(0.18)	10.00	10.55
2011	9.23	0.10	0.18	0.28	(0.12)	(0.16)	(0.28)	9.23	2.95
2010	7.99	0.11	1.27	1.38	(0.14)	—	(0.14)	9.23	17.37
R-4 Shares
2014	11.66	0.17	0.81	0.98	(0.18)	(0.42)	(0.60)	12.04	8.74
2013	10.05	0.17	1.81	1.98	(0.19)	(0.18)	(0.37)	11.66	20.25
2012	9.27	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	10.05	10.79
2011	9.26	0.13	0.17	0.30	(0.13)	(0.16)	(0.29)	9.27	3.20
2010	8.02	0.11	1.27	1.38	(0.14)	—	(0.14)	9.26	17.43
R-5 Shares
2014	11.69	0.19	0.81	1.00	(0.19)	(0.42)	(0.61)	12.08	8.92
2013	10.08	0.18	1.81	1.99	(0.20)	(0.18)	(0.38)	11.69	20.32
2012	9.30	0.14	0.85	0.99	(0.18)	(0.03)	(0.21)	10.08	10.90
2011	9.29	0.14	0.17	0.31	(0.14)	(0.16)	(0.30)	9.30	3.29
2010	8.04	0.14	1.26	1.40	(0.15)	—	(0.15)	9.29	17.62

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$961,514	0.04%	1.78%	13.4%
734,686	0.04 (c)	1.94	22.2
490,889	0.04 (c)	1.78	13.0
335,624	0.05 (c)	1.62	6.1
248,902	0.05 (c)	1.71	25.0

14,516	0.91	1.15	13.4
14,704	0.91	1.28	22.2
14,603	0.92	1.01	13.0
12,855	0.92	0.85	6.1
11,246	0.92 (c)	0.89	25.0

15,138	0.78	0.99	13.4
11,998	0.78	1.30	22.2
9,549	0.79	1.10	13.0
7,776	0.79	0.89	6.1
6,266	0.79 (c)	1.03	25.0

108,395	0.60	1.23	13.4
91,530	0.60	1.36	22.2
62,383	0.61	1.26	13.0
44,844	0.61	1.09	6.1
34,593	0.61 (c)	1.23	25.0

70,482	0.41	1.48	13.4
53,662	0.41	1.61	22.2
40,305	0.42	1.70	13.0
36,070	0.42	1.32	6.1
29,669	0.42 (c)	1.28	25.0

107,166	0.29	1.61	13.4
95,411	0.29	1.65	22.2
57,005	0.30	1.45	13.0
35,360	0.30	1.44	6.1
26,306	0.30 (c)	1.63	25.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2040 FUND
Class A Shares
2014	$14.80	$0.21	$1.09	$1.30	($0.23)	($0.37)	($0.60)	$15.50	9.02% (b)
2013	12.42	0.22	2.39	2.61	(0.23)	—	(0.23)	14.80	21.35 (b)
2012	11.42	0.17	1.03	1.20	(0.20)	—	(0.20)	12.42	10.73 (b)
2011	11.23	0.15	0.20	0.35	(0.16)	—	(0.16)	11.42	3.08 (b)
2010	9.71	0.17	1.54	1.71	(0.19)	—	(0.19)	11.23	17.82 (b)
Class J Shares
2014	14.90	0.22	1.09	1.31	(0.23)	(0.37)	(0.60)	15.61	9.04 (b)
2013	12.50	0.22	2.41	2.63	(0.23)	—	(0.23)	14.90	21.35 (b)
2012	11.49	0.17	1.04	1.21	(0.20)	—	(0.20)	12.50	10.71 (b)
2011	11.29	0.15	0.20	0.35	(0.15)	—	(0.15)	11.49	3.03 (b)
2010(d)	9.76	0.15	1.56	1.71	(0.18)	—	(0.18)	11.29	17.64 (b)
Institutional Shares
2014	15.02	0.28	1.09	1.37	(0.28)	(0.37)	(0.65)	15.74	9.38
2013	12.59	0.28	2.42	2.70	(0.27)	—	(0.27)	15.02	21.87
2012	11.57	0.22	1.04	1.26	(0.24)	—	(0.24)	12.59	11.18
2011	11.37	0.20	0.20	0.40	(0.20)	—	(0.20)	11.57	3.46
2010	9.82	0.21	1.56	1.77	(0.22)	—	(0.22)	11.37	18.27

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$82,944	0.41% (c)	—%	1.43%	11.5%
69,974	0.41 (c)	—	1.65	30.1
54,432	0.41 (c)	—	1.44	12.5
44,108	0.41 (c)	—	1.28	12.6
38,484	0.41 (c)	—	1.62	31.4

569,314	0.38	0.42 (d),(e)	1.45	11.5
484,414	0.40	0.60 (d),(e)	1.63	30.1
361,253	0.45	0.64 (d),(e)	1.40	12.5
286,387	0.46	0.60 (d),(e)	1.23	12.6
246,236	0.56	0.63 (d),(e)	1.46	31.4

3,109,551	0.04	—	1.81	11.5
2,718,326	0.04	—	2.07	30.1
2,235,924	0.04	—	1.83	12.5
1,851,739	0.04	—	1.69	12.6
1,716,164	0.04	—	2.02	31.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2040 FUND
R-1 Shares
2014	$14.83	$0.16	$1.06	$1.22	($0.14)	($0.37)	($0.51)	$15.54	8.43%
2013	12.44	0.17	2.38	2.55	(0.16)	—	(0.16)	14.83	20.71
2012	11.42	0.12	1.04	1.16	(0.14)	—	(0.14)	12.44	10.29
2011	11.24	0.10	0.18	0.28	(0.10)	—	(0.10)	11.42	2.51
2010	9.73	0.12	1.54	1.66	(0.15)	—	(0.15)	11.24	17.26
R-2 Shares
2014	14.84	0.18	1.06	1.24	(0.17)	(0.37)	(0.54)	15.54	8.58
2013	12.45	0.19	2.38	2.57	(0.18)	—	(0.18)	14.84	20.94
2012	11.43	0.14	1.03	1.17	(0.15)	—	(0.15)	12.45	10.36
2011	11.24	0.12	0.18	0.30	(0.11)	—	(0.11)	11.43	2.68
2010	9.73	0.14	1.53	1.67	(0.16)	—	(0.16)	11.24	17.33
R-3 Shares
2014	14.84	0.19	1.08	1.27	(0.20)	(0.37)	(0.57)	15.54	8.78
2013	12.45	0.20	2.39	2.59	(0.20)	—	(0.20)	14.84	21.11
2012	11.44	0.16	1.02	1.18	(0.17)	—	(0.17)	12.45	10.54
2011	11.24	0.13	0.20	0.33	(0.13)	—	(0.13)	11.44	2.94
2010	9.73	0.15	1.54	1.69	(0.18)	—	(0.18)	11.24	17.50
R-4 Shares
2014	14.87	0.24	1.06	1.30	(0.23)	(0.37)	(0.60)	15.57	8.97
2013	12.47	0.22	2.41	2.63	(0.23)	—	(0.23)	14.87	21.39
2012	11.46	0.18	1.03	1.21	(0.20)	—	(0.20)	12.47	10.76
2011	11.27	0.15	0.20	0.35	(0.16)	—	(0.16)	11.46	3.06
2010	9.74	0.17	1.55	1.72	(0.19)	—	(0.19)	11.27	17.87
R-5 Shares
2014	14.95	0.23	1.09	1.32	(0.24)	(0.37)	(0.61)	15.66	9.11
2013	12.54	0.25	2.40	2.65	(0.24)	—	(0.24)	14.95	21.50
2012	11.52	0.19	1.04	1.23	(0.21)	—	(0.21)	12.54	10.93
2011	11.32	0.20	0.17	0.37	(0.17)	—	(0.17)	11.52	3.24
2010	9.79	0.18	1.55	1.73	(0.20)	—	(0.20)	11.32	17.89

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$33,659	0.91%	—%	1.07%	11.5%
33,757	0.91	—	1.26	30.1
37,999	0.91	—	0.98	12.5
33,918	0.91	—	0.81	12.6
32,593	0.92	—	1.12	31.4

51,404	0.78	—	1.20	11.5
55,940	0.78	—	1.40	30.1
47,947	0.78	—	1.17	12.5
45,698	0.78	—	1.02	12.6
55,281	0.79	—	1.31	31.4

169,617	0.60	—	1.26	11.5
151,677	0.60	—	1.50	30.1
132,770	0.60	—	1.36	12.5
122,973	0.60	—	1.10	12.6
125,392	0.61	—	1.47	31.4

153,985	0.41	—	1.56	11.5
153,849	0.41	—	1.59	30.1
123,706	0.41	—	1.53	12.5
111,132	0.41	—	1.29	12.6
101,237	0.42	—	1.67	31.4

292,483	0.29	—	1.52	11.5
260,420	0.29	—	1.84	30.1
204,880	0.29	—	1.63	12.5
177,248	0.29	—	1.68	12.6
200,260	0.30	—	1.74	31.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2045 FUND
Institutional Shares
2014	$11.90	$0.21	$0.89	$1.10	($0.22)	($0.39)	($0.61)	$12.39	9.62%
2013	10.06	0.20	2.00	2.20	(0.21)	(0.15)	(0.36)	11.90	22.58
2012	9.26	0.16	0.85	1.01	(0.18)	(0.03)	(0.21)	10.06	11.27
2011	9.23	0.14	0.19	0.33	(0.14)	(0.16)	(0.30)	9.26	3.57
2010	7.95	0.13	1.30	1.43	(0.15)	—	(0.15)	9.23	18.22
R-1 Shares
2014	11.59	0.13	0.84	0.97	(0.11)	(0.39)	(0.50)	12.06	8.75
2013	9.82	0.14	1.92	2.06	(0.14)	(0.15)	(0.29)	11.59	21.44
2012	9.04	0.08	0.84	0.92	(0.11)	(0.03)	(0.14)	9.82	10.40
2011	9.05	0.06	0.17	0.23	(0.08)	(0.16)	(0.24)	9.04	2.53
2010	7.82	0.05	1.29	1.34	(0.11)	—	(0.11)	9.05	17.33
R-2 Shares
2014	11.61	0.12	0.86	0.98	(0.14)	(0.39)	(0.53)	12.06	8.83
2013	9.84	0.14	1.94	2.08	(0.16)	(0.15)	(0.31)	11.61	21.65
2012	9.06	0.08	0.85	0.93	(0.12)	(0.03)	(0.15)	9.84	10.53
2011	9.06	0.07	0.18	0.25	(0.09)	(0.16)	(0.25)	9.06	2.73
2010	7.83	0.07	1.28	1.35	(0.12)	—	(0.12)	9.06	17.42
R-3 Shares
2014	11.68	0.14	0.87	1.01	(0.16)	(0.39)	(0.55)	12.14	9.02
2013	9.89	0.14	1.96	2.10	(0.16)	(0.15)	(0.31)	11.68	21.79
2012	9.11	0.12	0.83	0.95	(0.14)	(0.03)	(0.17)	9.89	10.69
2011	9.10	0.09	0.18	0.27	(0.10)	(0.16)	(0.26)	9.11	2.96
2010	7.85	0.10	1.27	1.37	(0.12)	—	(0.12)	9.10	17.64
R-4 Shares
2014	11.74	0.17	0.87	1.04	(0.17)	(0.39)	(0.56)	12.22	9.21
2013	9.94	0.18	1.96	2.14	(0.19)	(0.15)	(0.34)	11.74	22.11
2012	9.15	0.11	0.86	0.97	(0.15)	(0.03)	(0.18)	9.94	10.90
2011	9.14	0.11	0.18	0.29	(0.12)	(0.16)	(0.28)	9.15	3.10
2010	7.88	0.09	1.30	1.39	(0.13)	—	(0.13)	9.14	17.84
R-5 Shares
2014	11.77	0.18	0.88	1.06	(0.20)	(0.39)	(0.59)	12.24	9.37
2013	9.97	0.16	1.98	2.14	(0.19)	(0.15)	(0.34)	11.77	22.13
2012	9.17	0.13	0.86	0.99	(0.16)	(0.03)	(0.19)	9.97	11.15
2011	9.16	0.12	0.18	0.30	(0.13)	(0.16)	(0.29)	9.17	3.19
2010	7.90	0.12	1.28	1.40	(0.14)	—	(0.14)	9.16	17.91

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$536,107	0.04%	1.71%	8.7%
399,463	0.05 (c)	1.87	23.3
244,484	0.05 (c)	1.63	8.1
154,522	0.06 (c)	1.48	4.5
105,004	0.08 (c)	1.50	23.8

9,350	0.92	1.11	8.7
9,201	0.92	1.28	23.3
9,027	0.92	0.85	8.1
7,195	0.92 (c)	0.70	4.5
5,821	0.93 (c)	0.65	23.8

11,165	0.79	1.01	8.7
9,204	0.79	1.29	23.3
6,674	0.79	0.89	8.1
4,130	0.79 (c)	0.71	4.5
2,780	0.80 (c)	0.79	23.8

56,544	0.61	1.19	8.7
46,505	0.61	1.35	23.3
30,592	0.61	1.32	8.1
28,181	0.61 (c)	0.96	4.5
20,005	0.62 (c)	1.16	23.8

37,009	0.42	1.43	8.7
27,277	0.42	1.68	23.3
29,088	0.42	1.20	8.1
16,819	0.42 (c)	1.17	4.5
12,730	0.43 (c)	1.08	23.8

87,269	0.30	1.51	8.7
69,834	0.30	1.52	23.3
28,899	0.30	1.36	8.1
17,728	0.30 (c)	1.26	4.5
11,045	0.31 (c)	1.45	23.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2050 FUND
Class A Shares
2014	$14.61	$0.20	$1.13	$1.33	($0.22)	($0.41)	($0.63)	$15.31	9.43% (b)
2013	12.11	0.19	2.53	2.72	(0.22)	—	(0.22)	14.61	22.78 (b)
2012	11.09	0.16	1.03	1.19	(0.17)	—	(0.17)	12.11	10.98 (b)
2011	10.90	0.14	0.19	0.33	(0.14)	—	(0.14)	11.09	2.95 (b)
2010	9.38	0.15	1.53	1.68	(0.16)	—	(0.16)	10.90	18.10 (b)
Class J Shares
2014	14.25	0.18	1.10	1.28	(0.21)	(0.41)	(0.62)	14.91	9.30 (b)
2013	11.81	0.20	2.45	2.65	(0.21)	—	(0.21)	14.25	22.73 (b)
2012	10.82	0.13	1.02	1.15	(0.16)	—	(0.16)	11.81	10.84 (b)
2011	10.64	0.11	0.18	0.29	(0.11)	—	(0.11)	10.82	2.74 (b)
2010(d)	9.17	0.11	1.50	1.61	(0.14)	—	(0.14)	10.64	17.69 (b)
Institutional Shares
2014	14.57	0.26	1.12	1.38	(0.27)	(0.41)	(0.68)	15.27	9.80
2013	12.07	0.27	2.49	2.76	(0.26)	—	(0.26)	14.57	23.28
2012	11.05	0.20	1.04	1.24	(0.22)	—	(0.22)	12.07	11.45
2011	10.86	0.18	0.18	0.36	(0.17)	—	(0.17)	11.05	3.30
2010	9.34	0.18	1.53	1.71	(0.19)	—	(0.19)	10.86	18.51

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$61,439	0.41% (c)	—%	1.35%	9.9%
50,375	0.41 (c)	—	1.43	29.5
31,354	0.41 (c)	—	1.35	10.5
26,285	0.41 (c)	—	1.18	15.5
23,723	0.41 (c)	—	1.45	30.1

159,787	0.49	0.53 (d),(e)	1.27	9.9
124,651	0.51	0.71 (d),(e)	1.51	29.5
88,494	0.56	0.76 (d),(e)	1.16	10.5
67,553	0.58	0.72 (d),(e)	0.98	15.5
54,059	0.68	0.74 (d),(e)	1.12	30.1

1,603,984	0.04	—	1.78	9.9
1,370,372	0.04	—	2.01	29.5
1,031,138	0.04	—	1.72	10.5
829,516	0.04	—	1.58	15.5
788,351	0.04	—	1.83	30.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2050 FUND
R-1 Shares
2014	$14.39	$0.15	$1.09	$1.24	($0.14)	($0.41)	($0.55)	$15.08	8.87%
2013	11.92	0.16	2.46	2.62	(0.15)	—	(0.15)	14.39	22.20
2012	10.91	0.10	1.03	1.13	(0.12)	—	(0.12)	11.92	10.49
2011	10.74	0.08	0.18	0.26	(0.09)	—	(0.09)	10.91	2.38
2010	9.26	0.09	1.52	1.61	(0.13)	—	(0.13)	10.74	17.49
R-2 Shares
2014	14.40	0.16	1.09	1.25	(0.17)	(0.41)	(0.58)	15.07	8.98
2013	11.94	0.18	2.46	2.64	(0.18)	—	(0.18)	14.40	22.39
2012	10.92	0.12	1.03	1.15	(0.13)	—	(0.13)	11.94	10.64
2011	10.74	0.10	0.17	0.27	(0.09)	—	(0.09)	10.92	2.52
2010	9.26	0.11	1.50	1.61	(0.13)	—	(0.13)	10.74	17.55
R-3 Shares
2014	14.42	0.17	1.12	1.29	(0.20)	(0.41)	(0.61)	15.10	9.20
2013	11.95	0.19	2.47	2.66	(0.19)	—	(0.19)	14.42	22.59
2012	10.95	0.14	1.01	1.15	(0.15)	—	(0.15)	11.95	10.73
2011	10.76	0.11	0.19	0.30	(0.11)	—	(0.11)	10.95	2.79
2010	9.27	0.13	1.51	1.64	(0.15)	—	(0.15)	10.76	17.82
R-4 Shares
2014	14.48	0.22	1.09	1.31	(0.22)	(0.41)	(0.63)	15.16	9.33
2013	11.99	0.21	2.50	2.71	(0.22)	—	(0.22)	14.48	22.93
2012	10.99	0.15	1.03	1.18	(0.18)	—	(0.18)	11.99	10.91
2011	10.80	0.13	0.19	0.32	(0.13)	—	(0.13)	10.99	2.96
2010	9.30	0.15	1.51	1.66	(0.16)	—	(0.16)	10.80	18.05
R-5 Shares
2014	14.51	0.22	1.12	1.34	(0.24)	(0.41)	(0.65)	15.20	9.54
2013	12.03	0.23	2.48	2.71	(0.23)	—	(0.23)	14.51	22.91
2012	11.01	0.17	1.04	1.21	(0.19)	—	(0.19)	12.03	11.19
2011	10.82	0.16	0.18	0.34	(0.15)	—	(0.15)	11.01	3.08
2010	9.32	0.15	1.52	1.67	(0.17)	—	(0.17)	10.82	18.11

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$18,098	0.91%	—%	1.00%	9.9%
16,286	0.91	—	1.19	29.5
17,885	0.91	—	0.84	10.5
14,614	0.92	—	0.67	15.5
13,401	0.92	—	0.90	30.1

31,670	0.78	—	1.09	9.9
29,353	0.78	—	1.35	29.5
21,922	0.78	—	1.04	10.5
20,121	0.79	—	0.90	15.5
24,165	0.79	—	1.13	30.1

78,959	0.60	—	1.19	9.9
68,416	0.60	—	1.43	29.5
52,457	0.60	—	1.26	10.5
46,829	0.61	—	0.94	15.5
42,918	0.61	—	1.30	30.1

73,607	0.41	—	1.53	9.9
69,616	0.41	—	1.60	29.5
57,975	0.41	—	1.30	10.5
45,442	0.42	—	1.15	15.5
39,183	0.42	—	1.50	30.1

163,844	0.29	—	1.47	9.9
133,924	0.29	—	1.76	29.5
90,201	0.29	—	1.48	10.5
72,123	0.30	—	1.42	15.5
71,470	0.30	—	1.55	30.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2055 FUND
Institutional Shares
2014	$11.98	$0.19	$0.94	$1.13	($0.21)	($0.34)	($0.55)	$12.56	9.78%
2013	10.02	0.19	2.09	2.28	(0.21)	(0.11)	(0.32)	11.98	23.32
2012	9.22	0.14	0.87	1.01	(0.17)	(0.04)	(0.21)	10.02	11.27
2011	9.21	0.13	0.14	0.27	(0.13)	(0.13)	(0.26)	9.22	2.97
2010	7.93	0.12	1.31	1.43	(0.15)	—	(0.15)	9.21	18.18
R-1 Shares
2014	11.66	0.11	0.89	1.00	(0.12)	(0.34)	(0.46)	12.20	8.87
2013	9.78	0.13	2.00	2.13	(0.14)	(0.11)	(0.25)	11.66	22.21
2012	9.01	0.07	0.85	0.92	(0.11)	(0.04)	(0.15)	9.78	10.36
2011	9.02	0.04	0.15	0.19	(0.07)	(0.13)	(0.20)	9.01	2.06
2010	7.80	0.06	1.27	1.33	(0.11)	—	(0.11)	9.02	17.22
R-2 Shares
2014	11.70	0.09	0.92	1.01	(0.14)	(0.34)	(0.48)	12.23	8.92
2013	9.81	0.13	2.03	2.16	(0.16)	(0.11)	(0.27)	11.70	22.47
2012	9.02	0.06	0.87	0.93	(0.10)	(0.04)	(0.14)	9.81	10.43
2011	9.05	0.07	0.13	0.20	(0.10)	(0.13)	(0.23)	9.02	2.16
2010	7.82	0.02	1.33	1.35	(0.12)	—	(0.12)	9.05	17.38
R-3 Shares
2014	11.77	0.12	0.92	1.04	(0.16)	(0.34)	(0.50)	12.31	9.18
2013	9.86	0.12	2.07	2.19	(0.17)	(0.11)	(0.28)	11.77	22.65
2012	9.08	0.08	0.87	0.95	(0.13)	(0.04)	(0.17)	9.86	10.69
2011	9.09	0.08	0.13	0.21	(0.09)	(0.13)	(0.22)	9.08	2.33
2010	7.85	0.09	1.28	1.37	(0.13)	—	(0.13)	9.09	17.54
R-4 Shares
2014	11.83	0.15	0.93	1.08	(0.18)	(0.34)	(0.52)	12.39	9.44
2013	9.91	0.15	2.06	2.21	(0.18)	(0.11)	(0.29)	11.83	22.84
2012	9.12	0.11	0.86	0.97	(0.14)	(0.04)	(0.18)	9.91	10.89
2011	9.12	0.09	0.15	0.24	(0.11)	(0.13)	(0.24)	9.12	2.61
2010	7.88	0.09	1.29	1.38	(0.14)	—	(0.14)	9.12	17.64
R-5 Shares
2014	11.86	0.16	0.93	1.09	(0.19)	(0.34)	(0.53)	12.42	9.54
2013	9.93	0.15	2.08	2.23	(0.19)	(0.11)	(0.30)	11.86	23.01
2012	9.15	0.10	0.87	0.97	(0.15)	(0.04)	(0.19)	9.93	10.91
2011	9.14	0.11	0.15	0.26	(0.12)	(0.13)	(0.25)	9.15	2.80
2010	7.89	0.11	1.28	1.39	(0.14)	—	(0.14)	9.14	17.82

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$127,374	0.07% (c)	1.60%	8.6%
84,497	0.09 (c)	1.77	29.1
47,528	0.08 (c)	1.46	15.1
26,746	0.08 (c)	1.35	22.5
17,421	0.08 (c)	1.35	44.0

1,861	0.93 (c)	0.94	8.6
1,453	0.93 (c)	1.21	29.1
1,148	0.94 (c)	0.79	15.1
868	0.96 (c)	0.48	22.5
532	0.96 (c)	0.76	44.0

1,751	0.80 (c)	0.75	8.6
1,142	0.80 (c)	1.26	29.1
715	0.81 (c)	0.59	15.1
345	0.83 (c)	0.70	22.5
398	0.83 (c)	0.26	44.0

11,168	0.62 (c)	1.04	8.6
7,790	0.62 (c)	1.13	29.1
3,765	0.63 (c)	0.83	15.1
2,066	0.65 (c)	0.82	22.5
1,345	0.65 (c)	1.12	44.0

10,401	0.43 (c)	1.27	8.6
6,590	0.43 (c)	1.37	29.1
3,511	0.44 (c)	1.18	15.1
2,397	0.46 (c)	0.99	22.5
1,477	0.46 (c)	1.07	44.0

18,911	0.31 (c)	1.29	8.6
11,694	0.31 (c)	1.36	29.1
4,519	0.32 (c)	1.07	15.1
2,023	0.34 (c)	1.17	22.5
1,398	0.34 (c)	1.30	44.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME 2060 FUND
Class J Shares
2014	$11.50	$0.10	$0.97	$1.07	($0.19)	($0.02)	($0.21)	$12.36	9.38% (c)
2013(e)	10.00	—	1.50	1.50	—	—	—	11.50	15.00 (c),(f)
Institutional Shares
2014	11.52	0.03	1.08	1.11	(0.20)	(0.02)	(0.22)	12.41	9.75
2013(e)	10.00	0.02	1.50	1.52	—	—	—	11.52	15.20 (f)
R-1 Shares
2014	11.45	(0.05)	1.05	1.00	(0.20)	(0.02)	(0.22)	12.23	8.83
2013(e)	10.00	(0.04)	1.49	1.45	—	—	—	11.45	14.50 (f)
R-2 Shares
2014	11.46	(0.04)	1.06	1.02	(0.20)	(0.02)	(0.22)	12.26	9.00
2013(e)	10.00	(0.03)	1.49	1.46	—	—	—	11.46	14.60 (f)
R-3 Shares
2014	11.50	(0.02)	1.06	1.04	(0.19)	(0.02)	(0.21)	12.33	9.14
2013(e)	10.00	(0.02)	1.52	1.50	—	—	—	11.50	15.00 (f)
R-4 Shares
2014	11.49	(0.01)	1.07	1.06	(0.20)	(0.02)	(0.22)	12.33	9.33
2013(e)	10.00	(0.01)	1.50	1.49	—	—	—	11.49	14.90 (f)
R-5 Shares
2014	11.50	—	1.08	1.08	(0.20)	(0.02)	(0.22)	12.36	9.50
2013(e)	10.00	—	1.50	1.50	—	—	—	11.50	15.00 (f)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$2,226	0.41% (d)	0.84%	16.2%
662	0.41 (d),(g)	(0.04)(g)	42.5 (g)

39,465	0.13 (d)	0.22	16.2
13	0.13 (d),(g)	0.25 (g)	42.5 (g)

193	0.96 (d)	(0.43)	16.2
11	0.96 (d),(g)	(0.59)(g)	42.5 (g)

254	0.83 (d)	(0.33)	16.2
11	0.83 (d),(g)	(0.46)(g)	42.5 (g)

2,073	0.65 (d)	(0.17)	16.2
69	0.65 (d),(g)	(0.26)(g)	42.5 (g)

1,670	0.46 (d)	(0.07)	16.2
11	0.46 (d),(g)	(0.10)(g)	42.5 (g)

2,756	0.34 (d)	0.03	16.2
12	0.34 (d),(g)	0.02 (g)	42.5 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from March 1, 2013, date operations commenced, through October 31, 2013.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

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FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PRINCIPAL LIFETIME HYBRID 2015 FUND
Institutional Shares
2014(b)	$10.00	$-	$0.14	$0.14	$10.14	1.40%(c)	$10.00	0.06% (d),(e)	0.36% (d)	—%
PRINCIPAL LIFETIME HYBRID 2020 FUND
Institutional Shares
2014(b)	10.00	—	0.18	0.18	10.18	1.80 (c)	10.00	0.06 (d),(e)	0.31 (d)	—
PRINCIPAL LIFETIME HYBRID 2025 FUND
Institutional Shares
2014(b)	10.00	—	0.20	0.20	10.20	2.00 (c)	10.00	0.06 (d),(e)	0.24 (d)	—
PRINCIPAL LIFETIME HYBRID 2030 FUND
Institutional Shares
2014(b)	10.00	—	0.21	0.21	10.21	2.10 (c)	10.00	0.06 (d),(e)	0.21 (d)	—
PRINCIPAL LIFETIME HYBRID 2035 FUND
Institutional Shares
2014(b)	10.00	—	0.22	0.22	10.22	2.20 (c)	10.00	0.06 (d),(e)	0.20 (d)	—
PRINCIPAL LIFETIME HYBRID 2040 FUND
Institutional Shares
2014(b)	10.00	—	0.23	0.23	10.23	2.30 (c)	10.00	0.06 (d),(e)	0.16 (d)	—
PRINCIPAL LIFETIME HYBRID 2045 FUND
Institutional Shares
2014(b)	10.00	—	0.23	0.23	10.23	2.30 (c)	10.00	0.06 (d),(e)	0.10 (d)	—
PRINCIPAL LIFETIME HYBRID 2050 FUND
Institutional Shares
2014(b)	10.00	—	0.24	0.24	10.24	2.40 (c)	10.00	0.06 (d),(e)	0.08 (d)	—
PRINCIPAL LIFETIME HYBRID 2055 FUND
Institutional Shares
2014(b)	10.00	—	0.24	0.24	10.24	2.40 (c)	10.00	0.06 (d),(e)	0.06 (d)	—
PRINCIPAL LIFETIME HYBRID 2060 FUND
Institutional Shares
2014(b)	10.00	—	0.24	0.24	10.24	2.40 (c)	10.00	0.06 (d),(e)	0.06 (d)	—
PRINCIPAL LIFETIME HYBRID INCOME FUND
Institutional Shares
2014(b)	10.00	—	0.10	0.10	10.10	1.00 (c)	10.00	0.06 (d),(e)	0.50 (d)	—

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from September 30, 2014, date operations commenced, through October 31, 2014.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A Shares
2014	$11.94	$0.22	$0.36	$0.58	($0.22)	($0.22)	$12.30	4.92% (b)
2013	11.60	0.26	0.34	0.60	(0.26)	(0.26)	11.94	5.26 (b)
2012	11.00	0.21	0.67	0.88	(0.28)	(0.28)	11.60	8.17 (b)
2011	10.93	0.31	0.06	0.37	(0.30)	(0.30)	11.00	3.50 (b)
2010	9.95	0.32	1.00	1.32	(0.34)	(0.34)	10.93	13.67 (b)
Class J Shares
2014	11.81	0.23	0.35	0.58	(0.22)	(0.22)	12.17	5.02 (b)
2013	11.47	0.26	0.34	0.60	(0.26)	(0.26)	11.81	5.30 (b)
2012	10.89	0.21	0.64	0.85	(0.27)	(0.27)	11.47	8.05 (b)
2011	10.82	0.30	0.06	0.36	(0.29)	(0.29)	10.89	3.45 (b)
2010	9.84	0.31	1.00	1.31	(0.33)	(0.33)	10.82	13.62 (b)
Institutional Shares
2014	11.89	0.27	0.35	0.62	(0.26)	(0.26)	12.25	5.33
2013	11.55	0.30	0.34	0.64	(0.30)	(0.30)	11.89	5.64
2012	10.96	0.25	0.66	0.91	(0.32)	(0.32)	11.55	8.52
2011	10.89	0.35	0.06	0.41	(0.34)	(0.34)	10.96	3.88
2010	9.91	0.35	1.01	1.36	(0.38)	(0.38)	10.89	14.08

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$31,332	0.41% (c)	—%	1.85%	26.8%
30,838	0.41 (c)	—	2.20	14.6
29,464	0.41 (c)	—	1.90	31.1
25,812	0.41 (c)	—	2.87	19.8
25,982	0.41 (c)	—	3.09	46.9

77,956	0.37	0.41 (d),(e)	1.88	26.8
73,093	0.37	0.57 (d),(e)	2.22	14.6
70,563	0.42	0.62 (d),(e)	1.91	31.1
64,917	0.44	0.58 (d),(e)	2.79	19.8
61,486	0.51	0.57 (d),(e)	3.05	46.9

573,524	0.04	—	2.21	26.8
543,521	0.04	—	2.57	14.6
551,533	0.04	—	2.25	31.1
468,065	0.04	—	3.18	19.8
459,110	0.04	—	3.42	46.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
R-1 Shares
2014	$11.81	$0.17	$0.34	$0.51	($0.15)	($0.15)	$12.17	4.40%
2013	11.46	0.20	0.34	0.54	(0.19)	(0.19)	11.81	4.79
2012	10.87	0.17	0.63	0.80	(0.21)	(0.21)	11.46	7.55
2011	10.80	0.25	0.07	0.32	(0.25)	(0.25)	10.87	3.00
2010	9.86	0.25	1.00	1.25	(0.31)	(0.31)	10.80	13.03
R-2 Shares
2014	11.82	0.17	0.36	0.53	(0.17)	(0.17)	12.18	4.54
2013	11.47	0.22	0.34	0.56	(0.21)	(0.21)	11.82	4.93
2012	10.89	0.17	0.64	0.81	(0.23)	(0.23)	11.47	7.63
2011	10.79	0.27	0.07	0.34	(0.24)	(0.24)	10.89	3.20
2010	9.83	0.30	0.96	1.26	(0.30)	(0.30)	10.79	13.15
R-3 Shares
2014	11.75	0.20	0.34	0.54	(0.19)	(0.19)	12.10	4.68
2013	11.42	0.22	0.35	0.57	(0.24)	(0.24)	11.75	5.04
2012	10.83	0.18	0.66	0.84	(0.25)	(0.25)	11.42	7.97
2011	10.77	0.28	0.07	0.35	(0.29)	(0.29)	10.83	3.30
2010	9.81	0.30	0.98	1.28	(0.32)	(0.32)	10.77	13.43
R-4 Shares
2014	11.79	0.23	0.34	0.57	(0.22)	(0.22)	12.14	4.89
2013	11.44	0.25	0.35	0.60	(0.25)	(0.25)	11.79	5.33
2012	10.87	0.23	0.62	0.85	(0.28)	(0.28)	11.44	8.01
2011	10.80	0.30	0.07	0.37	(0.30)	(0.30)	10.87	3.51
2010	9.83	0.31	1.00	1.31	(0.34)	(0.34)	10.80	13.73
R-5 Shares
2014	11.86	0.23	0.36	0.59	(0.23)	(0.23)	12.22	5.08
2013	11.52	0.27	0.34	0.61	(0.27)	(0.27)	11.86	5.39
2012	10.93	0.22	0.66	0.88	(0.29)	(0.29)	11.52	8.26
2011	10.87	0.32	0.06	0.38	(0.32)	(0.32)	10.93	3.54
2010	9.89	0.35	0.98	1.33	(0.35)	(0.35)	10.87	13.86

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7,563	0.92%	—	1.46%	26.8%
9,473	0.91	—	1.77	14.6
10,740	0.92	—	1.51	31.1
11,393	0.92	—	2.33	19.8
11,735	0.92	—	2.48	46.9

9,709	0.79	—	1.46	26.8
9,572	0.78	—	1.93	14.6
11,148	0.79	—	1.57	31.1
11,365	0.79	—	2.53	19.8
16,425	0.79	—	3.00	46.9

35,215	0.61	—	1.68	26.8
38,997	0.60	—	1.95	14.6
39,193	0.61	—	1.66	31.1
32,636	0.61	—	2.60	19.8
31,798	0.61	—	2.91	46.9

21,059	0.42	—	1.93	26.8
22,865	0.41	—	2.18	14.6
24,227	0.42	—	2.08	31.1
28,249	0.42	—	2.77	19.8
27,722	0.42	—	3.04	46.9

48,096	0.30	—	1.93	26.8
45,658	0.29	—	2.34	14.6
43,874	0.30	—	2.00	31.1
38,375	0.30	—	2.99	19.8
37,720	0.30	—	3.40	46.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
REAL ESTATE SECURITIES FUND
Class A Shares
2014	$21.63	$0.19	$3.63	$3.82	($0.29)	($2.91)	($3.20)	$22.25	21.34% (b)
2013	19.54	0.29	2.01	2.30	(0.21)	—	(0.21)	21.63	11.83 (b)
2012	17.40	0.19	2.08	2.27	(0.13)	—	(0.13)	19.54	13.07 (b)
2011	15.83	0.05	1.65	1.70	(0.13)	—	(0.13)	17.40	10.81 (b)
2010	11.62	0.22	4.23	4.45	(0.24)	—	(0.24)	15.83	38.59 (b)
Class C Shares
2014	21.38	0.03	3.59	3.62	(0.14)	(2.91)	(3.05)	21.95	20.42 (b)
2013	19.33	0.12	1.99	2.11	(0.06)	—	(0.06)	21.38	10.91 (b)
2012	17.24	0.03	2.06	2.09	–	—	—	19.33	12.12 (b)
2011	15.74	(0.09)	1.64	1.55	(0.05)	—	(0.05)	17.24	9.90 (b)
2010	11.56	0.10	4.23	4.33	(0.15)	—	(0.15)	15.74	37.66 (b)
Class J Shares
2014	21.18	0.19	3.54	3.73	(0.30)	(2.91)	(3.21)	21.70	21.39 (b)
2013	19.14	0.29	1.97	2.26	(0.22)	—	(0.22)	21.18	11.85 (b)
2012	17.05	0.18	2.04	2.22	(0.13)	—	(0.13)	19.14	13.06 (b)
2011	15.51	0.05	1.63	1.68	(0.14)	—	(0.14)	17.05	10.88 (b)
2010	11.38	0.21	4.15	4.36	(0.23)	—	(0.23)	15.51	38.58 (b)
Class P Shares
2014	21.62	0.24	3.64	3.88	(0.35)	(2.91)	(3.26)	22.24	21.74 (b)
2013	19.53	0.36	2.01	2.37	(0.28)	—	(0.28)	21.62	12.22 (b)
2012	17.40	0.25	2.07	2.32	(0.19)	—	(0.19)	19.53	13.38 (b)
2011	15.83	0.07	1.70	1.77	(0.20)	—	(0.20)	17.40	11.28 (b)
2010(d)	15.38	0.02	0.49	0.51	(0.06)	—	(0.06)	15.83	3.34 (b),(e)
Institutional Shares
2014	21.64	0.26	3.64	3.90	(0.37)	(2.91)	(3.28)	22.26	21.84
2013	19.54	0.39	2.02	2.41	(0.31)	—	(0.31)	21.64	12.38
2012	17.41	0.28	2.07	2.35	(0.22)	—	(0.22)	19.54	13.55
2011	15.84	0.14	1.65	1.79	(0.22)	—	(0.22)	17.41	11.39
2010	11.62	0.30	4.23	4.53	(0.31)	—	(0.31)	15.84	39.37

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$208,670	1.30% (c)	—%	0.92%	11.1%
158,650	1.33 (c)	—	1.36	42.1
157,471	1.36 (c)	—	0.98	44.6
121,955	1.37 (c)	—	0.28	29.3
107,672	1.39 (c)	—	1.53	52.2

33,740	2.09 (c)	—	0.13	11.1
28,091	2.11 (c)	—	0.57	42.1
21,622	2.20 (c)	—	0.14	44.6
17,554	2.17 (c)	—	(0.54)	29.3
12,850	2.15 (c)	—	0.70	52.2

182,382	1.27	1.31 (g)	0.95	11.1
143,710	1.29	1.49 (g)	1.41	42.1
143,101	1.36	1.55 (g)	0.99	44.6
132,486	1.33	1.47 (g)	0.32	29.3
128,423	1.44	1.51 (g)	1.52	52.2

43,891	1.00 (c)	—	1.22	11.1
34,291	0.99 (c)	—	1.69	42.1
22,975	1.03 (c)	—	1.31	44.6
18,080	1.03 (c)	—	0.44	29.3
10	1.03 (c),(f)	—	1.37 (f)	52.2 (f)

1,247,104	0.90	—	1.30	11.1
807,558	0.88	—	1.86	42.1
897,798	0.86	—	1.52	44.6
1,252,657	0.85	—	0.81	29.3
1,303,556	0.85	—	2.14	52.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
REAL ESTATE SECURITIES FUND
R-1 Shares
2014	$21.43	$0.10	$3.60	$3.70	($0.21)	($2.91)	($3.12)	$22.01	20.87%
2013	19.36	0.21	1.99	2.20	(0.13)	—	(0.13)	21.43	11.39
2012	17.25	0.12	2.06	2.18	(0.07)	—	(0.07)	19.36	12.63
2011	15.70	(0.01)	1.64	1.63	(0.08)	—	(0.08)	17.25	10.44
2010	11.52	0.17	4.20	4.37	(0.19)	—	(0.19)	15.70	38.22
R-2 Shares
2014	20.88	0.12	3.49	3.61	(0.24)	(2.91)	(3.15)	21.34	21.04
2013	18.87	0.23	1.94	2.17	(0.16)	—	(0.16)	20.88	11.54
2012	16.82	0.14	2.01	2.15	(0.10)	—	(0.10)	18.87	12.76
2011	15.31	0.01	1.60	1.61	(0.10)	—	(0.10)	16.82	10.56
2010	11.24	0.19	4.09	4.28	(0.21)	—	(0.21)	15.31	38.36
R-3 Shares
2014	21.25	0.16	3.56	3.72	(0.27)	(2.91)	(3.18)	21.79	21.26
2013	19.20	0.27	1.98	2.25	(0.20)	—	(0.20)	21.25	11.75
2012	17.11	0.17	2.05	2.22	(0.13)	—	(0.13)	19.20	12.97
2011	15.57	0.04	1.63	1.67	(0.13)	—	(0.13)	17.11	10.77
2010	11.42	0.22	4.17	4.39	(0.24)	—	(0.24)	15.57	38.69
R-4 Shares
2014	21.08	0.20	3.52	3.72	(0.31)	(2.91)	(3.22)	21.58	21.48
2013	19.05	0.30	1.97	2.27	(0.24)	—	(0.24)	21.08	11.97
2012	16.98	0.21	2.02	2.23	(0.16)	—	(0.16)	19.05	13.16
2011	15.45	0.07	1.62	1.69	(0.16)	—	(0.16)	16.98	11.02
2010	11.34	0.24	4.13	4.37	(0.26)	—	(0.26)	15.45	38.89
R-5 Shares
2014	21.11	0.22	3.53	3.75	(0.33)	(2.91)	(3.24)	21.62	21.63
2013	19.08	0.33	1.96	2.29	(0.26)	—	(0.26)	21.11	12.08
2012	17.00	0.23	2.03	2.26	(0.18)	—	(0.18)	19.08	13.33
2011	15.48	0.09	1.61	1.70	(0.18)	—	(0.18)	17.00	11.07
2010	11.36	0.26	4.14	4.40	(0.28)	—	(0.28)	15.48	39.05

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7,138	1.71%	—%	0.52%	11.1%
6,737	1.71	—	1.00	42.1
7,692	1.71	—	0.62	44.6
6,951	1.71	—	(0.05)	29.3
6,794	1.71	—	1.22	52.2

17,507	1.58	—	0.64	11.1
14,360	1.58	—	1.12	42.1
15,354	1.58	—	0.76	44.6
13,043	1.58	—	0.08	29.3
14,881	1.58	—	1.38	52.2

56,032	1.40	—	0.83	11.1
47,905	1.40	—	1.30	42.1
48,924	1.40	—	0.94	44.6
39,405	1.40	—	0.25	29.3
39,463	1.40	—	1.58	52.2

67,466	1.21	—	1.01	11.1
48,216	1.21	—	1.47	42.1
40,509	1.21	—	1.13	44.6
32,332	1.21	—	0.42	29.3
23,587	1.21	—	1.73	52.2

167,195	1.09	—	1.11	11.1
105,831	1.09	—	1.61	42.1
107,275	1.09	—	1.26	44.6
95,630	1.09	—	0.53	29.3
59,168	1.09	—	1.91	52.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM BALANCED PORTFOLIO
Class A Shares
2014	$15.60	$0.26	$1.04	$1.30	($0.26)	($0.25)	($0.51)	$16.39	8.50%(b)
2013	13.70	0.26	1.90	2.16	(0.26)	—	(0.26)	15.60	15.97 (b)
2012	12.67	0.26	1.03	1.29	(0.26)	—	(0.26)	13.70	10.27 (b)
2011	12.45	0.28	0.22	0.50	(0.28)	—	(0.28)	12.67	4.03 (b)
2010	11.00	0.26	1.46	1.72	(0.27)	—	(0.27)	12.45	15.84 (b)
Class C Shares
2014	15.43	0.14	1.02	1.16	(0.14)	(0.25)	(0.39)	16.20	7.67 (b)
2013	13.55	0.15	1.89	2.04	(0.16)	—	(0.16)	15.43	15.17 (b)
2012	12.54	0.16	1.01	1.17	(0.16)	—	(0.16)	13.55	9.42 (b)
2011	12.33	0.19	0.21	0.40	(0.19)	—	(0.19)	12.54	3.22 (b)
2010	10.89	0.17	1.45	1.62	(0.18)	—	(0.18)	12.33	15.03 (b)
Class J Shares
2014	15.21	0.26	1.00	1.26	(0.26)	(0.25)	(0.51)	15.96	8.50 (b)
2013	13.36	0.25	1.87	2.12	(0.27)	—	(0.27)	15.21	16.07 (b)
2012	12.37	0.25	1.00	1.25	(0.26)	—	(0.26)	13.36	10.24 (b)
2011	12.16	0.26	0.23	0.49	(0.28)	—	(0.28)	12.37	4.03 (b)
2010	10.76	0.23	1.43	1.66	(0.26)	—	(0.26)	12.16	15.59 (b)
Institutional Shares
2014	15.42	0.30	1.03	1.33	(0.31)	(0.25)	(0.56)	16.19	8.83
2013	13.54	0.30	1.89	2.19	(0.31)	—	(0.31)	15.42	16.42
2012	12.52	0.27	1.05	1.32	(0.30)	—	(0.30)	13.54	10.71
2011	12.31	0.31	0.23	0.54	(0.33)	—	(0.33)	12.52	4.36
2010	10.88	0.28	1.46	1.74	(0.31)	—	(0.31)	12.31	16.23

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$2,083,846	0.65%	—%	1.63%	3.3%
1,923,276	0.68	—	1.78	16.9
1,675,088	0.71	—	1.94	9.6
1,580,189	0.70	—	2.19	29.6
1,627,536	0.71	—	2.21	13.2

732,362	1.40	—	0.88	3.3
654,170	1.41	—	1.03	16.9
554,609	1.45	—	1.21	9.6
541,446	1.43	—	1.46	29.6
576,580	1.45	—	1.47	13.2

981,860	0.61	0.65 (c),(d)	1.66	3.3
864,184	0.63	0.83 (c),(d)	1.78	16.9
675,382	0.68	0.88 (c),(d)	1.92	9.6
514,475	0.73	0.87 (c),(d)	2.11	29.6
396,058	0.85	0.92 (c),(d)	1.98	13.2

787,845	0.31	—	1.91	3.3
719,100	0.33	0.33 (c),(d)	2.11	16.9
612,372	0.35	0.35 (c),(d)	2.06	9.6
227,083	0.36	0.36 (c),(d)	2.44	29.6
122,317	0.38	0.38 (c),(d)	2.43	13.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM BALANCED PORTFOLIO
R-1 Shares
2014	$15.39	$0.18	$1.00	$1.18	($0.17)	($0.25)	($0.42)	$16.15	7.86%
2013	13.51	0.19	1.88	2.07	(0.19)	—	(0.19)	15.39	15.45
2012	12.50	0.20	1.00	1.20	(0.19)	—	(0.19)	13.51	9.67
2011	12.29	0.21	0.22	0.43	(0.22)	—	(0.22)	12.50	3.48
2010	10.86	0.19	1.45	1.64	(0.21)	—	(0.21)	12.29	15.28
R-2 Shares
2014	15.34	0.20	1.01	1.21	(0.19)	(0.25)	(0.44)	16.11	8.07
2013	13.48	0.20	1.87	2.07	(0.21)	—	(0.21)	15.34	15.51
2012	12.48	0.20	1.01	1.21	(0.21)	—	(0.21)	13.48	9.83
2011	12.27	0.22	0.22	0.44	(0.23)	—	(0.23)	12.48	3.62
2010	10.86	0.18	1.47	1.65	(0.24)	—	(0.24)	12.27	15.40
R-3 Shares
2014	15.37	0.22	1.02	1.24	(0.22)	(0.25)	(0.47)	16.14	8.25
2013	13.50	0.21	1.89	2.10	(0.23)	—	(0.23)	15.37	15.77
2012	12.50	0.22	1.01	1.23	(0.23)	—	(0.23)	13.50	9.99
2011	12.29	0.25	0.22	0.47	(0.26)	—	(0.26)	12.50	3.84
2010	10.87	0.22	1.45	1.67	(0.25)	—	(0.25)	12.29	15.55
R-4 Shares
2014	15.40	0.26	1.01	1.27	(0.25)	(0.25)	(0.50)	16.17	8.44
2013	13.52	0.24	1.90	2.14	(0.26)	—	(0.26)	15.40	16.03
2012	12.52	0.23	1.03	1.26	(0.26)	—	(0.26)	13.52	10.16
2011	12.31	0.25	0.24	0.49	(0.28)	—	(0.28)	12.52	4.01
2010	10.88	0.23	1.47	1.70	(0.27)	—	(0.27)	12.31	15.80
R-5 Shares
2014	15.40	0.25	1.04	1.29	(0.27)	(0.25)	(0.52)	16.17	8.57
2013	13.52	0.26	1.89	2.15	(0.27)	—	(0.27)	15.40	16.16
2012	12.52	0.25	1.02	1.27	(0.27)	—	(0.27)	13.52	10.29
2011	12.31	0.26	0.24	0.50	(0.29)	—	(0.29)	12.52	4.11
2010	10.88	0.27	1.45	1.72	(0.29)	—	(0.29)	12.31	15.97

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$4,602	1.19%	—%	1.15%	3.3%
4,303	1.20	—	1.29	16.9
4,166	1.22	—	1.52	9.6
5,207	1.22	—	1.65	29.6
4,716	1.23	—	1.63	13.2

9,335	1.06	—	1.28	3.3
9,478	1.07	—	1.36	16.9
9,131	1.09	—	1.50	9.6
6,834	1.09	—	1.72	29.6
4,134	1.10	—	1.56	13.2

61,467	0.88	—	1.42	3.3
64,428	0.89	—	1.46	16.9
43,574	0.91	—	1.65	9.6
26,556	0.91	—	1.94	29.6
17,127	0.92	—	1.94	13.2

56,036	0.69	—	1.63	3.3
48,779	0.70	—	1.66	16.9
31,774	0.72	—	1.77	9.6
19,290	0.72	—	2.00	29.6
8,067	0.73	—	2.02	13.2

115,255	0.57	—	1.61	3.3
86,523	0.58	—	1.83	16.9
69,681	0.60	—	1.94	9.6
39,852	0.60	—	2.08	29.6
21,643	0.61	—	2.31	13.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM CONSERVATIVE BALANCED PORTFOLIO
Class A Shares
2014	$12.05	$0.25	$0.58	$0.83	($0.24)	($0.23)	($0.47)	$12.41	7.10% (b)
2013	11.22	0.25	0.89	1.14	(0.25)	(0.06)	(0.31)	12.05	10.41 (b)
2012	10.56	0.27	0.70	0.97	(0.26)	(0.05)	(0.31)	11.22	9.39 (b)
2011	10.46	0.30	0.10	0.40	(0.30)	—	(0.30)	10.56	3.81 (b)
2010	9.47	0.29	1.00	1.29	(0.30)	—	(0.30)	10.46	13.84 (b)
Class C Shares
2014	11.95	0.16	0.58	0.74	(0.16)	(0.23)	(0.39)	12.30	6.30 (b)
2013	11.13	0.16	0.89	1.05	(0.17)	(0.06)	(0.23)	11.95	9.60 (b)
2012	10.48	0.18	0.70	0.88	(0.18)	(0.05)	(0.23)	11.13	8.57 (b)
2011	10.38	0.22	0.10	0.32	(0.22)	—	(0.22)	10.48	3.07 (b)
2010	9.40	0.22	0.99	1.21	(0.23)	—	(0.23)	10.38	12.99 (b)
Class J Shares
2014	11.92	0.25	0.58	0.83	(0.25)	(0.23)	(0.48)	12.27	7.12 (b)
2013	11.10	0.25	0.89	1.14	(0.26)	(0.06)	(0.32)	11.92	10.45 (b)
2012	10.46	0.26	0.69	0.95	(0.26)	(0.05)	(0.31)	11.10	9.31 (b)
2011	10.36	0.29	0.10	0.39	(0.29)	—	(0.29)	10.46	3.82 (b)
2010	9.39	0.27	0.99	1.26	(0.29)	—	(0.29)	10.36	13.60 (b)
Institutional Shares
2014	11.96	0.29	0.57	0.86	(0.28)	(0.23)	(0.51)	12.31	7.40
2013	11.13	0.28	0.90	1.18	(0.29)	(0.06)	(0.35)	11.96	10.83
2012	10.48	0.29	0.71	1.00	(0.30)	(0.05)	(0.35)	11.13	9.74
2011	10.39	0.32	0.10	0.42	(0.33)	—	(0.33)	10.48	4.08
2010	9.41	0.31	1.00	1.31	(0.33)	—	(0.33)	10.39	14.18

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$490,692	0.63% (c)	—%	2.07%	3.2%
439,792	0.63 (c)	—	2.18	13.1
382,440	0.70	—	2.45	6.8
335,253	0.70	—	2.79	21.4
313,168	0.70	—	2.94	11.4

242,887	1.38 (c)	—	1.30	3.2
209,997	1.38 (c)	—	1.42	13.1
179,925	1.44	—	1.72	6.8
168,814	1.44	—	2.06	21.4
172,782	1.45	—	2.20	11.4

530,582	0.61	0.65 (d),(e)	2.07	3.2
451,227	0.63	0.84 (d),(e)	2.14	13.1
340,861	0.69	0.88 (d),(e)	2.42	6.8
237,106	0.73	0.88 (d),(e)	2.72	21.4
175,583	0.84	0.91 (d),(e)	2.72	11.4

288,691	0.32	—	2.38	3.2
268,881	0.34	0.34 (d),(e)	2.46	13.1
236,776	0.35	0.35 (d),(e)	2.64	6.8
92,804	0.37	0.37 (d),(e)	3.06	21.4
60,420	0.39	0.39 (d),(e)	3.18	11.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Portfolio invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM CONSERVATIVE BALANCED PORTFOLIO
R-1 Shares
2014	$11.91	$0.21	$0.55	$0.76	($0.17)	($0.23)	($0.40)	$12.27	6.54%
2013	11.10	0.18	0.88	1.06	(0.19)	(0.06)	(0.25)	11.91	9.75
2012	10.45	0.21	0.70	0.91	(0.21)	(0.05)	(0.26)	11.10	8.86
2011	10.36	0.24	0.09	0.33	(0.24)	–	(0.24)	10.45	3.23
2010	9.39	0.22	1.01	1.23	(0.26)	–	(0.26)	10.36	13.27
R-2 Shares
2014	11.97	0.20	0.58	0.78	(0.19)	(0.23)	(0.42)	12.33	6.68
2013	11.15	0.19	0.90	1.09	(0.21)	(0.06)	(0.27)	11.97	9.93
2012	10.50	0.23	0.69	0.92	(0.22)	(0.05)	(0.27)	11.15	8.92
2011	10.39	0.26	0.09	0.35	(0.24)	–	(0.24)	10.50	3.43
2010	9.42	0.23	1.01	1.24	(0.27)	–	(0.27)	10.39	13.32
R-3 Shares
2014	11.93	0.22	0.58	0.80	(0.21)	(0.23)	(0.44)	12.29	6.91
2013	11.12	0.23	0.87	1.10	(0.23)	(0.06)	(0.29)	11.93	10.05
2012	10.47	0.24	0.70	0.94	(0.24)	(0.05)	(0.29)	11.12	9.18
2011	10.38	0.27	0.10	0.37	(0.28)	–	(0.28)	10.47	3.57
2010	9.40	0.27	0.99	1.26	(0.28)	–	(0.28)	10.38	13.63
R-4 Shares
2014	11.95	0.25	0.57	0.82	(0.24)	(0.23)	(0.47)	12.30	7.02
2013	11.13	0.23	0.90	1.13	(0.25)	(0.06)	(0.31)	11.95	10.34
2012	10.48	0.24	0.72	0.96	(0.26)	(0.05)	(0.31)	11.13	9.39
2011	10.38	0.30	0.09	0.39	(0.29)	–	(0.29)	10.48	3.83
2010	9.40	0.29	0.99	1.28	(0.30)	–	(0.30)	10.38	13.82
R-5 Shares
2014	11.95	0.25	0.58	0.83	(0.25)	(0.23)	(0.48)	12.30	7.14
2013	11.13	0.25	0.89	1.14	(0.26)	(0.06)	(0.32)	11.95	10.48
2012	10.48	0.27	0.70	0.97	(0.27)	(0.05)	(0.32)	11.13	9.49
2011	10.38	0.28	0.13	0.41	(0.31)	–	(0.31)	10.48	3.96
2010	9.41	0.29	0.99	1.28	(0.31)	–	(0.31)	10.38	13.86

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$2,823	1.19%	—%	1.75%	3.2%
4,436	1.20	—	1.60	13.1
3,753	1.22	—	1.94	6.8
3,256	1.22	—	2.24	21.4
2,580	1.23	—	2.25	11.4

2,756	1.06	—	1.67	3.2
3,019	1.07	—	1.64	13.1
2,532	1.09	—	2.17	6.8
3,083	1.09	—	2.43	21.4
4,251	1.10	—	2.29	11.4

21,180	0.88	—	1.82	3.2
20,157	0.89	—	2.04	13.1
22,210	0.91	—	2.20	6.8
15,468	0.91	—	2.52	21.4
8,726	0.92	—	2.69	11.4

20,811	0.69	—	2.06	3.2
17,604	0.70	—	1.99	13.1
11,581	0.72	—	2.26	6.8
4,674	0.72	—	2.81	21.4
4,294	0.73	—	2.90	11.4

36,356	0.57	—	2.08	3.2
29,141	0.58	—	2.14	13.1
18,477	0.60	—	2.46	6.8
11,243	0.60	—	2.67	21.4
4,233	0.61	—	2.98	11.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Portfolio invests.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM CONSERVATIVE GROWTH PORTFOLIO
Class A Shares
2014	$17.53	$0.21	$1.50	$1.71	($0.23)	($0.15)	($0.38)	$18.86	9.90% (b)
2013	14.73	0.22	2.81	3.03	(0.23)	—	(0.23)	17.53	20.88 (b)
2012	13.48	0.19	1.26	1.45	(0.20)	—	(0.20)	14.73	10.92 (b)
2011	13.13	0.19	0.35	0.54	(0.19)	—	(0.19)	13.48	4.10 (b)
2010	11.38	0.17	1.77	1.94	(0.19)	—	(0.19)	13.13	17.21 (b)
Class C Shares
2014	16.59	0.08	1.40	1.48	(0.11)	(0.15)	(0.26)	17.81	9.05 (b)
2013	13.95	0.09	2.68	2.77	(0.13)	—	(0.13)	16.59	20.01 (b)
2012	12.77	0.08	1.20	1.28	(0.10)	—	(0.10)	13.95	10.09 (b)
2011	12.44	0.09	0.33	0.42	(0.09)	—	(0.09)	12.77	3.38 (b)
2010	10.80	0.07	1.68	1.75	(0.11)	—	(0.11)	12.44	16.29 (b)
Class J Shares
2014	17.08	0.21	1.46	1.67	(0.24)	(0.15)	(0.39)	18.36	9.93 (b)
2013	14.36	0.21	2.75	2.96	(0.24)	—	(0.24)	17.08	20.95 (b)
2012	13.15	0.17	1.25	1.42	(0.21)	—	(0.21)	14.36	10.94 (b)
2011	12.81	0.18	0.35	0.53	(0.19)	—	(0.19)	13.15	4.10 (b)
2010	11.12	0.14	1.74	1.88	(0.19)	—	(0.19)	12.81	17.07 (b)
Institutional Shares
2014	17.27	0.27	1.47	1.74	(0.29)	(0.15)	(0.44)	18.57	10.23
2013	14.52	0.26	2.78	3.04	(0.29)	—	(0.29)	17.27	21.30
2012	13.29	0.20	1.28	1.48	(0.25)	—	(0.25)	14.52	11.37
2011	12.94	0.23	0.36	0.59	(0.24)	—	(0.24)	13.29	4.51
2010	11.22	0.20	1.75	1.95	(0.23)	—	(0.23)	12.94	17.60

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,493,034	0.65%	—%	1.17%	4.0%
1,372,490	0.68	—	1.35	20.2
1,174,694	0.72	—	1.32	13.1
1,124,629	0.71	—	1.42	31.9
1,178,547	0.72	—	1.37	15.4

551,460	1.40	—	0.44	4.0
510,553	1.43	—	0.61	20.2
443,838	1.47	—	0.59	13.1
447,955	1.46	—	0.68	31.9
493,019	1.48	—	0.64	15.4

496,391	0.62	0.66 (c),(d)	1.19	4.0
422,288	0.65	0.85 (c),(d)	1.33	20.2
313,149	0.70	0.90 (c),(d)	1.26	13.1
234,693	0.74	0.88 (c),(d)	1.33	31.9
181,273	0.85	0.92 (c),(d)	1.16	15.4

526,264	0.32	—	1.52	4.0
487,967	0.33	0.33 (c),(d)	1.67	20.2
401,459	0.34	0.34 (c),(d)	1.40	13.1
146,347	0.35	0.35 (c),(d)	1.68	31.9
94,846	0.38	0.38 (c),(d)	1.63	15.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM CONSERVATIVE GROWTH PORTFOLIO
R-1 Shares
2014	$16.99	$0.12	$1.44	$1.56	($0.14)	($0.15)	($0.29)	$18.26	9.28%
2013	14.29	0.13	2.74	2.87	(0.17)	—	(0.17)	16.99	20.30
2012	13.07	0.12	1.23	1.35	(0.13)	—	(0.13)	14.29	10.40
2011	12.76	0.12	0.33	0.45	(0.14)	—	(0.14)	13.07	3.52
2010	11.09	0.09	1.74	1.83	(0.16)	—	(0.16)	12.76	16.63
R-2 Shares
2014	17.01	0.14	1.45	1.59	(0.17)	(0.15)	(0.32)	18.28	9.45
2013	14.29	0.13	2.76	2.89	(0.17)	—	(0.17)	17.01	20.45
2012	13.08	0.12	1.24	1.36	(0.15)	—	(0.15)	14.29	10.54
2011	12.77	0.13	0.34	0.47	(0.16)	—	(0.16)	13.08	3.67
2010	11.09	0.10	1.75	1.85	(0.17)	—	(0.17)	12.77	16.80
R-3 Shares
2014	17.05	0.18	1.45	1.63	(0.21)	(0.15)	(0.36)	18.32	9.68
2013	14.35	0.16	2.76	2.92	(0.22)	—	(0.22)	17.05	20.60
2012	13.15	0.15	1.24	1.39	(0.19)	—	(0.19)	14.35	10.76
2011	12.83	0.18	0.32	0.50	(0.18)	—	(0.18)	13.15	3.86
2010	11.15	0.14	1.74	1.88	(0.20)	—	(0.20)	12.83	16.98
R-4 Shares
2014	17.20	0.22	1.44	1.66	(0.23)	(0.15)	(0.38)	18.48	9.83
2013	14.46	0.21	2.76	2.97	(0.23)	—	(0.23)	17.20	20.87
2012	13.24	0.16	1.27	1.43	(0.21)	—	(0.21)	14.46	10.96
2011	12.90	0.17	0.37	0.54	(0.20)	—	(0.20)	13.24	4.14
2010	11.19	0.15	1.75	1.90	(0.19)	—	(0.19)	12.90	17.16
R-5 Shares
2014	17.16	0.21	1.47	1.68	(0.25)	(0.15)	(0.40)	18.44	9.95
2013	14.43	0.22	2.77	2.99	(0.26)	—	(0.26)	17.16	21.04
2012	13.21	0.18	1.26	1.44	(0.22)	—	(0.22)	14.43	11.10
2011	12.87	0.16	0.39	0.55	(0.21)	—	(0.21)	13.21	4.23
2010	11.17	0.18	1.74	1.92	(0.22)	—	(0.22)	12.87	17.35

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$4,246	1.19%	—%	0.68%	4.0%
4,190	1.20	—	0.83	20.2
3,657	1.21	—	0.86	13.1
3,541	1.22	—	0.92	31.9
3,766	1.23	—	0.75	15.4

8,556	1.06	—	0.77	4.0
8,384	1.07	—	0.82	20.2
5,916	1.08	—	0.90	13.1
5,411	1.09	—	0.99	31.9
5,194	1.10	—	0.82	15.4

26,537	0.88	—	1.02	4.0
26,667	0.89	—	1.01	20.2
17,863	0.90	—	1.06	13.1
12,199	0.91	—	1.36	31.9
10,094	0.92	—	1.14	15.4

24,177	0.69	—	1.21	4.0
21,406	0.70	—	1.31	20.2
15,442	0.71	—	1.15	13.1
10,662	0.72	—	1.29	31.9
7,704	0.73	—	1.23	15.4

84,381	0.57	—	1.17	4.0
67,284	0.58	—	1.37	20.2
47,638	0.59	—	1.32	13.1
31,447	0.60	—	1.18	31.9
12,668	0.61	—	1.47	15.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM FLEXIBLE INCOME PORTFOLIO
Class A Shares
2014	$12.37	$0.32	$0.46	$0.78	($0.32)	($0.19)	($0.51)	$12.64	6.44% (b)
2013	11.99	0.33	0.50	0.83	(0.34)	(0.11)	(0.45)	12.37	7.09 (b)
2012	11.32	0.36	0.68	1.04	(0.35)	(0.02)	(0.37)	11.99	9.30 (b)
2011	11.31	0.40	0.01	0.41	(0.40)	—	(0.40)	11.32	3.64 (b)
2010	10.44	0.39	0.90	1.29	(0.42)	—	(0.42)	11.31	12.61 (b)
Class C Shares
2014	12.27	0.22	0.45	0.67	(0.22)	(0.19)	(0.41)	12.53	5.61 (b)
2013	11.90	0.23	0.50	0.73	(0.25)	(0.11)	(0.36)	12.27	6.25 (b)
2012	11.23	0.27	0.68	0.95	(0.26)	(0.02)	(0.28)	11.90	8.56 (b)
2011	11.23	0.31	—	0.31	(0.31)	—	(0.31)	11.23	2.80 (b)
2010	10.36	0.30	0.90	1.20	(0.33)	—	(0.33)	11.23	11.81 (b)
Class J Shares
2014	12.29	0.32	0.45	0.77	(0.32)	(0.19)	(0.51)	12.55	6.43 (b)
2013	11.91	0.32	0.51	0.83	(0.34)	(0.11)	(0.45)	12.29	7.16 (b)
2012	11.25	0.35	0.68	1.03	(0.35)	(0.02)	(0.37)	11.91	9.27 (b)
2011	11.24	0.38	0.02	0.40	(0.39)	—	(0.39)	11.25	3.61 (b)
2010	10.39	0.35	0.90	1.25	(0.40)	—	(0.40)	11.24	12.29 (b)
Institutional Shares
2014	12.34	0.36	0.45	0.81	(0.36)	(0.19)	(0.55)	12.60	6.70
2013	11.96	0.37	0.50	0.87	(0.38)	(0.11)	(0.49)	12.34	7.45
2012	11.29	0.39	0.69	1.08	(0.39)	(0.02)	(0.41)	11.96	9.68
2011	11.28	0.42	0.02	0.44	(0.43)	—	(0.43)	11.29	3.96
2010	10.42	0.41	0.91	1.32	(0.46)	—	(0.46)	11.28	12.91

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$793,238	0.64%	—%	2.57%	2.2%
718,931	0.66	—	2.71	10.5
612,795	0.69	—	3.08	5.5
521,730	0.69	—	3.48	19.6
461,662	0.70	—	3.56	9.5

311,494	1.40	—	1.79	2.2
259,444	1.42	—	1.95	10.5
224,627	1.44	—	2.33	5.5
188,596	1.44	—	2.74	19.6
193,584	1.45	—	2.81	9.5

723,517	0.61	0.65 (c),(d)	2.57	2.2
589,349	0.64	0.84 (c),(d)	2.69	10.5
423,411	0.69	0.89 (c),(d)	3.05	5.5
272,865	0.75	0.89 (c),(d)	3.37	19.6
151,199	0.90	0.98 (c),(d)	3.25	9.5

180,049	0.32	—	2.89	2.2
174,501	0.34	0.34 (c),(d)	3.05	10.5
168,309	0.36	0.36 (c),(d)	3.30	5.5
58,782	0.39	0.39 (c),(d)	3.71	19.6
37,271	0.40	0.43 (c),(d)	3.79	9.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM FLEXIBLE INCOME PORTFOLIO
R-1 Shares
2014	$12.30	$0.25	$0.45	$0.70	($0.25)	($0.19)	($0.44)	$12.56	5.80%
2013	11.92	0.26	0.50	0.76	(0.27)	(0.11)	(0.38)	12.30	6.56
2012	11.25	0.30	0.68	0.98	(0.29)	(0.02)	(0.31)	11.92	8.78
2011	11.25	0.33	0.01	0.34	(0.34)	—	(0.34)	11.25	3.02
2010	10.39	0.32	0.91	1.23	(0.37)	—	(0.37)	11.25	12.01
R-2 Shares
2014	12.32	0.27	0.45	0.72	(0.26)	(0.19)	(0.45)	12.59	6.00
2013	11.94	0.28	0.50	0.78	(0.29)	(0.11)	(0.40)	12.32	6.68
2012	11.27	0.31	0.68	0.99	(0.30)	(0.02)	(0.32)	11.94	8.90
2011	11.27	0.35	—	0.35	(0.35)	—	(0.35)	11.27	3.16
2010	10.41	0.33	0.91	1.24	(0.38)	—	(0.38)	11.27	12.15
R-3 Shares
2014	12.32	0.29	0.45	0.74	(0.29)	(0.19)	(0.48)	12.58	6.12
2013	11.94	0.30	0.50	0.80	(0.31)	(0.11)	(0.42)	12.32	6.87
2012	11.27	0.33	0.68	1.01	(0.32)	(0.02)	(0.34)	11.94	9.11
2011	11.27	0.37	—	0.37	(0.37)	—	(0.37)	11.27	3.35
2010	10.41	0.36	0.90	1.26	(0.40)	—	(0.40)	11.27	12.34
R-4 Shares
2014	12.32	0.32	0.45	0.77	(0.31)	(0.19)	(0.50)	12.59	6.40
2013	11.95	0.31	0.50	0.81	(0.33)	(0.11)	(0.44)	12.32	6.99
2012	11.28	0.35	0.69	1.04	(0.35)	(0.02)	(0.37)	11.95	9.31
2011	11.27	0.38	0.02	0.40	(0.39)	—	(0.39)	11.28	3.62
2010	10.41	0.37	0.91	1.28	(0.42)	—	(0.42)	11.27	12.54
R-5 Shares
2014	12.32	0.32	0.46	0.78	(0.33)	(0.19)	(0.52)	12.58	6.45
2013	11.94	0.33	0.51	0.84	(0.35)	(0.11)	(0.46)	12.32	7.20
2012	11.28	0.36	0.68	1.04	(0.36)	(0.02)	(0.38)	11.94	9.35
2011	11.27	0.39	0.03	0.42	(0.41)	—	(0.41)	11.28	3.74
2010	10.41	0.40	0.89	1.29	(0.43)	—	(0.43)	11.27	12.69

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$741	1.19%	—%	2.05%	2.2%
1,044	1.20	—	2.16	10.5
820	1.21	—	2.58	5.5
801	1.22	—	2.95	19.6
908	1.23	—	2.97	9.5

1,139	1.06	—	2.16	2.2
1,682	1.07	—	2.31	10.5
1,767	1.08	—	2.67	5.5
1,312	1.09	—	3.04	19.6
955	1.10	—	3.05	9.5

10,483	0.88	—	2.36	2.2
10,544	0.89	—	2.47	10.5
8,821	0.90	—	2.85	5.5
6,181	0.91	—	3.30	19.6
5,283	0.92	—	3.31	9.5

12,062	0.69	—	2.55	2.2
12,416	0.70	—	2.55	10.5
6,962	0.71	—	3.01	5.5
4,365	0.72	—	3.37	19.6
2,535	0.73	—	3.40	9.5

20,815	0.57	—	2.61	2.2
17,297	0.58	—	2.77	10.5
12,966	0.59	—	3.08	5.5
4,862	0.60	—	3.47	19.6
3,039	0.61	—	3.68	9.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM STRATEGIC GROWTH PORTFOLIO
Class A Shares
2014	$19.91	$0.21	$2.03	$2.24	($0.22)	($0.14)	($0.36)	$21.79	11.39% (b)
2013	16.13	0.19	3.79	3.98	(0.20)	—	(0.20)	19.91	24.92 (b)
2012	14.61	0.12	1.52	1.64	(0.12)	—	(0.12)	16.13	11.31 (b)
2011	14.18	0.12	0.44	0.56	(0.13)	—	(0.13)	14.61	3.96 (b)
2010	12.14	0.12	2.07	2.19	(0.15)	—	(0.15)	14.18	18.15 (b)
Class C Shares
2014	18.61	0.05	1.89	1.94	(0.09)	(0.14)	(0.23)	20.32	10.54 (b)
2013	15.09	0.06	3.54	3.60	(0.08)	—	(0.08)	18.61	24.00 (b)
2012	13.67	0.01	1.42	1.43	(0.01)	—	(0.01)	15.09	10.47 (b)
2011	13.27	0.01	0.42	0.43	(0.03)	—	(0.03)	13.67	3.26 (b)
2010	11.39	0.03	1.92	1.95	(0.07)	—	(0.07)	13.27	17.14 (b)
Class J Shares
2014	19.44	0.20	1.99	2.19	(0.23)	(0.14)	(0.37)	21.26	11.43 (b)
2013	15.75	0.19	3.71	3.90	(0.21)	—	(0.21)	19.44	25.04 (b)
2012	14.28	0.12	1.48	1.60	(0.13)	—	(0.13)	15.75	11.28 (b)
2011	13.85	0.10	0.46	0.56	(0.13)	—	(0.13)	14.28	4.03 (b)
2010	11.88	0.10	2.02	2.12	(0.15)	—	(0.15)	13.85	17.98 (b)
Institutional Shares
2014	19.61	0.27	2.01	2.28	(0.29)	(0.14)	(0.43)	21.46	11.80
2013	15.89	0.25	3.73	3.98	(0.26)	—	(0.26)	19.61	25.43
2012	14.40	0.14	1.53	1.67	(0.18)	—	(0.18)	15.89	11.74
2011	13.97	0.15	0.47	0.62	(0.19)	—	(0.19)	14.40	4.40
2010	11.97	0.16	2.04	2.20	(0.20)	—	(0.20)	13.97	18.53

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$989,320	0.67%	—%	1.00%	5.9%
921,467	0.71	—	1.08	26.5
767,482	0.76	—	0.78	13.6
726,580	0.75	—	0.77	37.7
754,854	0.77	—	0.94	15.6

333,072	1.42	—	0.27	5.9
317,406	1.46	—	0.36	26.5
273,694	1.51	—	0.06	13.6
274,978	1.49	—	0.05	37.7
301,333	1.52	—	0.21	15.6

283,507	0.63	0.67 (c),(d)	1.01	5.9
253,180	0.66	0.86 (c),(d)	1.07	26.5
185,076	0.73	0.92 (c),(d)	0.77	13.6
152,460	0.76	0.90 (c),(d)	0.70	37.7
124,141	0.88	0.95 (c),(d)	0.76	15.6

280,593	0.32	—	1.34	5.9
255,114	0.33	0.33 (c),(d)	1.41	26.5
199,595	0.36	0.36 (c),(d)	0.88	13.6
72,005	0.37	0.37 (c),(d)	1.05	37.7
46,704	0.40	0.40 (c),(d)	1.23	15.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SAM STRATEGIC GROWTH PORTFOLIO
R-1 Shares
2014	$19.30	$0.10	$1.97	$2.07	($0.13)	($0.14)	($0.27)	$21.10	10.85%
2013	15.65	0.09	3.69	3.78	(0.13)	—	(0.13)	19.30	24.35
2012	14.18	0.06	1.46	1.52	(0.05)	—	(0.05)	15.65	10.74
2011	13.78	0.05	0.43	0.48	(0.08)	—	(0.08)	14.18	3.49
2010	11.84	0.05	2.02	2.07	(0.13)	—	(0.13)	13.78	17.54
R-2 Shares
2014	19.36	0.11	1.98	2.09	(0.16)	(0.14)	(0.30)	21.15	10.95
2013	15.68	0.09	3.72	3.81	(0.13)	—	(0.13)	19.36	24.51
2012	14.22	0.05	1.49	1.54	(0.08)	—	(0.08)	15.68	10.88
2011	13.83	0.04	0.47	0.51	(0.12)	—	(0.12)	14.22	3.66
2010	11.88	0.05	2.04	2.09	(0.14)	—	(0.14)	13.83	17.74
R-3 Shares
2014	19.39	0.18	1.95	2.13	(0.19)	(0.14)	(0.33)	21.19	11.15
2013	15.72	0.14	3.71	3.85	(0.18)	—	(0.18)	19.39	24.77
2012	14.25	0.08	1.49	1.57	(0.10)	—	(0.10)	15.72	11.13
2011	13.85	0.07	0.46	0.53	(0.13)	—	(0.13)	14.25	3.81
2010	11.89	0.09	2.03	2.12	(0.16)	—	(0.16)	13.85	17.91
R-4 Shares
2014	19.50	0.18	2.00	2.18	(0.22)	(0.14)	(0.36)	21.32	11.36
2013	15.81	0.11	3.79	3.90	(0.21)	—	(0.21)	19.50	24.94
2012	14.34	0.11	1.50	1.61	(0.14)	—	(0.14)	15.81	11.33
2011	13.92	0.09	0.47	0.56	(0.14)	—	(0.14)	14.34	4.04
2010	11.92	0.11	2.04	2.15	(0.15)	—	(0.15)	13.92	18.17
R-5 Shares
2014	19.46	0.20	2.01	2.21	(0.25)	(0.14)	(0.39)	21.28	11.51
2013	15.78	0.21	3.70	3.91	(0.23)	—	(0.23)	19.46	25.09
2012	14.30	0.12	1.50	1.62	(0.14)	—	(0.14)	15.78	11.48
2011	13.89	0.07	0.50	0.57	(0.16)	—	(0.16)	14.30	4.10
2010	11.92	0.14	2.02	2.16	(0.19)	—	(0.19)	13.89	18.27

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$4,253	1.19%	—%	0.47%	5.9%
4,215	1.20	—	0.52	26.5
2,904	1.22	—	0.41	13.6
3,184	1.22	—	0.34	37.7
3,515	1.23	—	0.41	15.6

4,779	1.06	—	0.55	5.9
4,290	1.07	—	0.54	26.5
2,597	1.09	—	0.31	13.6
2,097	1.09	—	0.25	37.7
1,449	1.10	—	0.42	15.6

17,809	0.88	—	0.90	5.9
19,357	0.89	—	0.79	26.5
13,780	0.91	—	0.56	13.6
9,964	0.91	—	0.48	37.7
6,761	0.92	—	0.72	15.6

20,035	0.69	—	0.90	5.9
15,061	0.70	—	0.63	26.5
6,644	0.72	—	0.70	13.6
4,660	0.72	—	0.63	37.7
2,638	0.73	—	0.85	15.6

34,618	0.57	—	1.00	5.9
27,490	0.58	—	1.17	26.5
18,765	0.60	—	0.81	13.6
12,656	0.60	—	0.51	37.7
4,517	0.61	—	1.11	15.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SHORT-TERM INCOME FUND
Class A Shares
2014	$12.27	$0.18	($0.03)	$0.15	($0.18)	($0.01)	($0.19)	$12.23	1.20% (b)
2013	12.28	0.17	(0.02)	0.15	(0.16)	—	(0.16)	12.27	1.19 (b)
2012	11.97	0.22	0.30	0.52	(0.21)	—	(0.21)	12.28	4.38 (b)
2011	12.17	0.27	(0.18)	0.09	(0.29)	—	(0.29)	11.97	0.76 (b)
2010	11.84	0.33	0.33	0.66	(0.33)	—	(0.33)	12.17	5.64 (b)
Class C Shares
2014	12.28	0.07	(0.03)	0.04	(0.07)	(0.01)	(0.08)	12.24	0.30 (b)
2013	12.29	0.07	(0.02)	0.05	(0.06)	—	(0.06)	12.28	0.38 (b)
2012	11.97	0.12	0.31	0.43	(0.11)	—	(0.11)	12.29	3.62 (b)
2011	12.18	0.17	(0.19)	(0.02)	(0.19)	—	(0.19)	11.97	(0.15)(b)
2010	11.85	0.23	0.32	0.55	(0.22)	—	(0.22)	12.18	4.72 (b)
Class J Shares
2014	12.26	0.16	(0.02)	0.14	(0.16)	(0.01)	(0.17)	12.23	1.16 (b)
2013	12.28	0.15	(0.03)	0.12	(0.14)	—	(0.14)	12.26	1.00 (b)
2012	11.96	0.20	0.31	0.51	(0.19)	—	(0.19)	12.28	4.29 (b)
2011	12.17	0.24	(0.19)	0.05	(0.26)	—	(0.26)	11.96	0.43 (b)
2010(i)	12.00	0.08	0.16	0.24	(0.07)	—	(0.07)	12.17	2.04 (b),(f)
Class P Shares
2014	12.27	0.20	(0.03)	0.17	(0.20)	(0.01)	(0.21)	12.23	1.34 (b)
2013	12.28	0.19	(0.02)	0.17	(0.18)	—	(0.18)	12.27	1.41 (b)
2012	11.96	0.24	0.31	0.55	(0.23)	—	(0.23)	12.28	4.64 (b)
2011	12.16	0.27	(0.16)	0.11	(0.31)	—	(0.31)	11.96	0.88 (b)
2010(e)	12.13	0.03	0.03	0.06	(0.03)	—	(0.03)	12.16	0.45 (b),(f)
Institutional Shares
2014	12.26	0.21	(0.02)	0.19	(0.21)	(0.01)	(0.22)	12.23	1.52
2013	12.28	0.20	(0.03)	0.17	(0.19)	—	(0.19)	12.26	1.43
2012	11.96	0.25	0.32	0.57	(0.25)	—	(0.25)	12.28	4.79
2011	12.16	0.31	(0.18)	0.13	(0.33)	—	(0.33)	11.96	1.05
2010	11.84	0.36	0.32	0.68	(0.36)	—	(0.36)	12.16	5.82

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$277,110	0.69%	—%	1.45%	49.1%
336,352	0.76	—	1.36	50.1
359,554	0.77 (c)	—	1.81	47.9
320,548	0.76 (c)	—	2.27	43.6
330,516	0.76	—	2.75	54.7 (d)

90,275	1.57 (c)	—	0.57	49.1
105,547	1.57 (c)	—	0.55	50.1
99,524	1.58 (c)	—	1.01	47.9
90,899	1.59 (c)	—	1.44	43.6
89,598	1.64	—	1.89	54.7 (d)

120,296	0.80	0.84 (h)	1.34	49.1
124,761	0.87	1.07 (h)	1.25	50.1
107,444	0.94	1.13 (h)	1.63	47.9
73,750	1.01	1.15 (h)	2.01	43.6
52,874	1.07 (g)	1.26 (g),(h)	2.11 (g)	54.7 (d),(g)

72,897	0.53 (c)	—	1.61	49.1
57,343	0.54 (c)	—	1.58	50.1
41,798	0.61 (c)	—	1.95	47.9
28,420	0.63 (c)	—	2.26	43.6
105	0.66 (c),(g)	—	2.51 (g)	54.7 (d),(g)

1,936,142	0.44	—	1.69	49.1
1,134,768	0.45	0.45 (h)	1.67	50.1
897,254	0.46	0.46 (h)	2.10	47.9
626,736	0.47	0.47 (h)	2.55	43.6
473,931	0.50	0.50 (h)	3.04	54.7 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes approximately $13,017,000 of sales from portfolio realignment from the acquisition of Short-Term Bond Fund.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Excludes expense reimbursement from Manager and/or Distributor.
(i)	Period from July 12, 2010, date operations commenced, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SHORT-TERM INCOME FUND
R-1 Shares
2014	$12.26	$0.10	($0.02)	$0.08	($0.10)	($0.01)	($0.11)	$12.23	0.65%
2013	12.28	0.10	(0.03)	0.07	(0.09)	—	(0.09)	12.26	0.57
2012	11.96	0.15	0.32	0.47	(0.15)	—	(0.15)	12.28	3.92
2011	12.17	0.21	(0.19)	0.02	(0.23)	—	(0.23)	11.96	0.14
2010(i)	12.00	0.07	0.17	0.24	(0.07)	—	(0.07)	12.17	1.97 (f)
R-2 Shares
2014	12.26	0.12	(0.02)	0.10	(0.12)	(0.01)	(0.13)	12.23	0.78
2013	12.28	0.12	(0.03)	0.09	(0.11)	—	(0.11)	12.26	0.70
2012	11.96	0.16	0.32	0.48	(0.16)	—	(0.16)	12.28	4.04
2011	12.17	0.22	(0.19)	0.03	(0.24)	—	(0.24)	11.96	0.26
2010(i)	12.00	0.07	0.17	0.24	(0.07)	—	(0.07)	12.17	2.01 (f)
R-3 Shares
2014	12.27	0.14	(0.03)	0.11	(0.14)	(0.01)	(0.15)	12.23	0.88
2013	12.28	0.14	(0.02)	0.12	(0.13)	—	(0.13)	12.27	0.96
2012	11.96	0.19	0.31	0.50	(0.18)	—	(0.18)	12.28	4.24
2011	12.17	0.25	(0.20)	0.05	(0.26)	—	(0.26)	11.96	0.45
2010(i)	12.00	0.08	0.17	0.25	(0.08)	—	(0.08)	12.17	2.06 (f)
R-4 Shares
2014	12.27	0.17	(0.03)	0.14	(0.17)	(0.01)	(0.18)	12.23	1.09
2013	12.28	0.16	(0.02)	0.14	(0.15)	—	(0.15)	12.27	1.17
2012	11.96	0.21	0.31	0.52	(0.21)	—	(0.21)	12.28	4.36
2011	12.17	0.27	(0.18)	0.09	(0.29)	—	(0.29)	11.97	0.73
2010(i)	12.00	0.09	0.16	0.25	(0.08)	—	(0.08)	12.17	2.13 (f)
R-5 Shares
2014	12.27	0.18	(0.02)	0.16	(0.18)	(0.01)	(0.19)	12.24	1.28
2013	12.28	0.18	(0.02)	0.16	(0.17)	—	(0.17)	12.27	1.28
2012	11.96	0.23	0.31	0.54	(0.22)	—	(0.22)	12.28	4.56
2011	12.17	0.28	(0.19)	0.09	(0.30)	—	(0.30)	11.96	0.77
2010(i)	12.00	0.09	0.17	0.26	(0.09)	—	(0.09)	12.17	2.16 (f)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,468	1.30% (c)	—%	0.84%	49.1%
1,851	1.30 (c)	—	0.82	50.1
2,247	1.30 (c)	—	1.22	47.9
1,076	1.30 (c)	—	1.73	43.6
788	1.30 (c),(g)	—	1.88 (g)	54.7 (d),(g)

1,957	1.17 (c)	—	0.97	49.1
1,640	1.18 (c)	—	0.94	50.1
1,194	1.18 (c)	—	1.30	47.9
243	1.18 (c)	—	1.80	43.6
229	1.18 (c),(g)	—	2.00 (g)	54.7 (d),(g)

14,472	0.99 (c)	—	1.15	49.1
10,748	0.99 (c)	—	1.13	50.1
10,336	0.99 (c)	—	1.56	47.9
2,997	0.99 (c)	—	2.04	43.6
3,302	0.99 (c),(g)	—	2.19 (g)	54.7 (d),(g)

14,272	0.79 (c)	—	1.35	49.1
4,377	0.79 (c)	—	1.33	50.1
3,106	0.79 (c)	—	1.72	47.9
1,063	0.79 (c)	—	2.22	43.6
505	0.79 (c),(g)	—	2.40 (g)	54.7 (d),(g)

9,287	0.68 (c)	—	1.46	49.1
4,735	0.68 (c)	—	1.44	50.1
3,373	0.68 (c)	—	1.89	47.9
2,377	0.68 (c)	—	2.33	43.6
1,540	0.68 (c),(g)	—	2.51 (g)	54.7 (d),(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes approximately $13,017,000 of sales from portfolio realignment from the acquisition of Short-Term Bond Fund.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Excludes expense reimbursement from Manager and/or Distributor.
(i)	Period from July 12, 2010, date operations commenced, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SMALLCAP BLEND FUND
Class A Shares
2014	$21.60	($0.04)	$1.74	$1.70	$-	($1.56)	($1.56)	$21.74	8.08% (b)
2013	15.50	0.03	6.21	6.24	(0.05)	(0.09)	(0.14)	21.60	40.56 (b)
2012	13.76	0.01	1.73	1.74	—	—	—	15.50	12.65 (b)
2011	12.99	(0.07)	0.84	0.77	—	—	—	13.76	5.93 (b)
2010	10.47	(0.04)	2.56	2.52	—	—	—	12.99	24.07 (b)
Class C Shares
2014	20.65	(0.21)	1.65	1.44	—	(1.56)	(1.56)	20.53	7.13 (b)
2013	14.89	(0.11)	5.96	5.85	—	(0.09)	(0.09)	20.65	39.51 (b)
2012	13.31	(0.09)	1.67	1.58	—	—	—	14.89	11.87 (b)
2011	12.67	(0.18)	0.82	0.64	—	—	—	13.31	5.05 (b)
2010	10.27	(0.12)	2.52	2.40	—	—	—	12.67	23.37 (b)
Class J Shares
2014	20.88	(0.02)	1.68	1.66	—	(1.56)	(1.56)	20.98	8.17 (b)
2013	14.97	0.06	6.01	6.07	(0.07)	(0.09)	(0.16)	20.88	40.88 (b)
2012	13.28	0.02	1.67	1.69	—	—	—	14.97	12.73 (b)
2011	12.52	(0.05)	0.81	0.76	—	—	—	13.28	6.07 (b)
2010	10.07	(0.02)	2.47	2.45	—	—	—	12.52	24.33 (b)
Class P Shares
2014(d)	22.83	0.01	(0.08)	(0.07)	—	—	—	22.76	(0.31)(b),(e)
Institutional Shares
2014	22.51	0.06	1.81	1.87	(0.05)	(1.56)	(1.61)	22.77	8.54
2013	16.14	0.13	6.47	6.60	(0.14)	(0.09)	(0.23)	22.51	41.38
2012	14.24	0.09	1.81	1.90	—	—	—	16.14	13.34
2011	13.37	0.01	0.86	0.87	—	—	—	14.24	6.51
2010	10.74	0.05	2.63	2.68	(0.05)	—	(0.05)	13.37	25.03

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$189,911	1.23% (c)	—%	(0.19)%	67.6%
178,336	1.34 (c)	—	0.17	95.2
130,282	1.37 (c)	—	0.08	90.2
74,604	1.40 (c)	—	(0.50)	76.1
73,302	1.51 (c)	—	(0.32)	65.2

15,737	2.08 (c)	—	(1.04)	67.6
12,344	2.08 (c)	—	(0.60)	95.2
7,790	2.09 (c)	—	(0.59)	90.2
2,342	2.20 (c)	—	(1.32)	76.1
1,546	2.20 (c)	—	(1.01)	65.2

200,333	1.13	1.17 (g)	(0.09)	67.6
200,359	1.18	1.38 (g)	0.32	95.2
148,772	1.28	1.48 (g)	0.17	90.2
84,060	1.25	1.39 (g)	(0.35)	76.1
86,986	1.35	1.42 (g)	(0.16)	65.2

78	0.95 (c),(f)	—	0.13 (f)	67.6 (f)

72,583	0.79	0.79 (g)	0.25	67.6
65,062	0.80	0.80 (g)	0.70	95.2
45,620	0.79	0.79 (g)	0.61	90.2
38,016	0.80	0.80 (g)	0.09	76.1
35,729	0.80	0.83 (g)	0.39	65.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SMALLCAP BLEND FUND
R-1 Shares
2014	$21.12	($0.13)	$1.70	$1.57	$-	($1.56)	($1.56)	$21.13	7.62%
2013	15.16	(0.02)	6.08	6.06	(0.01)	(0.09)	(0.10)	21.12	40.21
2012	13.50	(0.01)	1.67	1.66	—	—	—	15.16	12.30
2011	12.78	(0.10)	0.82	0.72	—	—	—	13.50	5.63
2010	10.31	(0.05)	2.52	2.47	—	—	—	12.78	23.96
R-2 Shares
2014	21.22	(0.10)	1.71	1.61	—	(1.56)	(1.56)	21.27	7.78
2013	15.21	—	6.11	6.11	(0.01)	(0.09)	(0.10)	21.22	40.35
2012	13.52	(0.01)	1.70	1.69	—	—	—	15.21	12.50
2011	12.78	(0.09)	0.83	0.74	—	—	—	13.52	5.79
2010	10.30	(0.04)	2.52	2.48	—	—	—	12.78	24.08
R-3 Shares
2014	21.65	(0.06)	1.74	1.68	—	(1.56)	(1.56)	21.77	7.96
2013	15.54	0.03	6.23	6.26	(0.06)	(0.09)	(0.15)	21.65	40.62
2012	13.79	0.03	1.72	1.75	—	—	—	15.54	12.69
2011	13.01	(0.06)	0.84	0.78	—	—	—	13.79	6.00
2010	10.47	(0.02)	2.56	2.54	—	—	—	13.01	24.26
R-4 Shares
2014	22.14	(0.02)	1.78	1.76	—	(1.56)	(1.56)	22.34	8.16
2013	15.87	0.07	6.37	6.44	(0.08)	(0.09)	(0.17)	22.14	40.93
2012	14.06	0.04	1.77	1.81	—	—	—	15.87	12.87
2011	13.24	(0.04)	0.86	0.82	—	—	—	14.06	6.19
2010	10.65	0.01	2.60	2.61	(0.02)	—	(0.02)	13.24	24.52
R-5 Shares
2014	22.42	0.01	1.80	1.81	(0.01)	(1.56)	(1.57)	22.66	8.27
2013	16.08	0.09	6.44	6.53	(0.10)	(0.09)	(0.19)	22.42	41.04
2012	14.22	0.07	1.79	1.86	—	—	—	16.08	13.08
2011	13.38	(0.02)	0.86	0.84	—	—	—	14.22	6.28
2010	10.76	0.02	2.63	2.65	(0.03)	—	(0.03)	13.38	24.72

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$2,079	1.64%	—%	(0.60)%	67.6%
2,401	1.64	—	(0.11)	95.2
2,001	1.64	—	(0.10)	90.2
151	1.65	—	(0.74)	76.1
232	1.65	—	(0.46)	65.2

2,956	1.51	—	(0.47)	67.6
3,018	1.51	—	0.01	95.2
2,852	1.51	—	(0.05)	90.2
1,169	1.52	—	(0.62)	76.1
1,195	1.52	—	(0.33)	65.2

6,628	1.33	—	(0.28)	67.6
6,143	1.33	—	0.18	95.2
4,907	1.33	—	0.22	90.2
629	1.34	—	(0.44)	76.1
889	1.34	—	(0.15)	65.2

4,052	1.14	—	(0.10)	67.6
4,200	1.14	—	0.37	95.2
2,944	1.14	—	0.26	90.2
2,011	1.15	—	(0.25)	76.1
2,139	1.15	—	0.04	65.2

12,020	1.02	—	0.02	67.6
11,690	1.02	—	0.49	95.2
8,943	1.02	—	0.45	90.2
3,418	1.03	—	(0.13)	76.1
3,314	1.03	—	0.16	65.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SMALLCAP GROWTH FUND I
Class J Shares
2014	$12.63	($0.13)	$0.74	$0.61	($1.54)	($1.54)	$11.70	5.00% (c)
2013	9.94	(0.13)	3.54	3.41	(0.72)	(0.72)	12.63	36.73 (c)
2012	9.56	(0.12)	1.08	0.96	(0.58)	(0.58)	9.94	11.07 (c)
2011	8.50	(0.13)	1.19	1.06	—	—	9.56	12.47 (c)
2010	6.27	(0.12)	2.35	2.23	—	—	8.50	35.57 (c)
Institutional Shares
2014	14.80	(0.08)	0.87	0.79	(1.54)	(1.54)	14.05	5.52
2013	11.47	(0.09)	4.14	4.05	(0.72)	(0.72)	14.80	37.45
2012	10.89	(0.07)	1.23	1.16	(0.58)	(0.58)	11.47	11.58
2011	9.62	(0.08)	1.35	1.27	—	—	10.89	13.20
2010	7.03	(0.06)	2.65	2.59	—	—	9.62	36.85
R-1 Shares
2014	13.52	(0.18)	0.79	0.61	(1.54)	(1.54)	12.59	4.63
2013	10.63	(0.18)	3.79	3.61	(0.72)	(0.72)	13.52	36.19
2012	10.22	(0.16)	1.15	0.99	(0.58)	(0.58)	10.63	10.63
2011	9.11	(0.17)	1.28	1.11	—	—	10.22	12.18
2010	6.72	(0.13)	2.52	2.39	—	—	9.11	35.57
R-2 Shares
2014	13.25	(0.16)	0.77	0.61	(1.54)	(1.54)	12.32	4.74
2013	10.42	(0.16)	3.71	3.55	(0.72)	(0.72)	13.25	36.36
2012	10.01	(0.14)	1.13	0.99	(0.58)	(0.58)	10.42	10.86
2011	8.91	(0.15)	1.25	1.10	—	—	10.01	12.35
2010	6.56	(0.11)	2.46	2.35	—	—	8.91	35.82
R-3 Shares
2014	13.64	(0.15)	0.80	0.65	(1.54)	(1.54)	12.75	4.92
2013	10.68	(0.15)	3.83	3.68	(0.72)	(0.72)	13.64	36.70
2012	10.24	(0.13)	1.15	1.02	(0.58)	(0.58)	10.68	10.91
2011	9.09	(0.14)	1.29	1.15	—	—	10.24	12.65
2010	6.69	(0.10)	2.50	2.40	—	—	9.09	35.87
R-4 Shares
2014	14.04	(0.13)	0.82	0.69	(1.54)	(1.54)	13.19	5.07
2013	10.96	(0.13)	3.93	3.80	(0.72)	(0.72)	14.04	36.88
2012	10.46	(0.11)	1.19	1.08	(0.58)	(0.58)	10.96	11.27
2011	9.28	(0.12)	1.30	1.18	—	—	10.46	12.72
2010	6.81	(0.09)	2.56	2.47	—	—	9.28	36.27
R-5 Shares
2014	14.36	(0.11)	0.84	0.73	(1.54)	(1.54)	13.55	5.25
2013	11.18	(0.11)	4.01	3.90	(0.72)	(0.72)	14.36	37.05
2012	10.65	(0.10)	1.21	1.11	(0.58)	(0.58)	11.18	11.36
2011	9.43	(0.11)	1.33	1.22	—	—	10.65	12.94
2010	6.91	(0.08)	2.60	2.52	—	—	9.43	36.47

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$53,357	1.50%	1.67%	(1.09)%	66.1%
30,644	1.56	1.78	(1.17)	74.7
22,970	1.63	1.85	(1.20)	79.9
21,887	1.67	1.83	(1.34)	90.3
15,935	1.98	2.07	(1.60)	125.2

1,707,451	1.02	1.09	(0.61)	66.1
1,729,462	1.07	1.09	(0.68)	74.7
1,329,439	1.08	1.10	(0.65)	79.9
1,185,260	1.07	1.09	(0.74)	90.3
748,898	1.09	1.12	(0.71)	125.2

3,123	1.88 (d)	—	(1.47)	66.1
2,783	1.94 (d)	—	(1.54)	74.7
2,531	1.95 (d)	—	(1.52)	79.9
2,314	1.95 (d)	—	(1.61)	90.3
1,905	1.97 (d)	—	(1.59)	125.2

6,581	1.75 (d)	—	(1.34)	66.1
4,061	1.81 (d)	—	(1.41)	74.7
3,100	1.82 (d)	—	(1.39)	79.9
2,867	1.82 (d)	—	(1.48)	90.3
3,735	1.84 (d)	—	(1.45)	125.2

21,440	1.57 (d)	—	(1.16)	66.1
18,858	1.63 (d)	—	(1.25)	74.7
11,606	1.64 (d)	—	(1.21)	79.9
12,559	1.64 (d)	—	(1.31)	90.3
7,952	1.66 (d)	—	(1.27)	125.2

16,819	1.38 (d)	—	(0.97)	66.1
16,584	1.44 (d)	—	(1.05)	74.7
12,347	1.45 (d)	—	(1.01)	79.9
8,266	1.45 (d)	—	(1.11)	90.3
5,503	1.47 (d)	—	(1.08)	125.2

37,684	1.26 (d)	—	(0.85)	66.1
31,647	1.32 (d)	—	(0.93)	74.7
23,202	1.33 (d)	—	(0.90)	79.9
21,633	1.33 (d)	—	(1.00)	90.3
13,515	1.35 (d)	—	(0.97)	125.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SMALLCAP S&P 600 INDEX FUND
Class J Shares
2014	$23.10	$0.17	$1.80	$1.97	($0.11)	($0.60)	($0.71)	$24.36	8.66% (c)
2013	16.90	0.17	6.21	6.38	(0.18)	—	(0.18)	23.10	38.11 (c)
2012	15.03	0.11	1.81	1.92	(0.05)	—	(0.05)	16.90	12.81 (c)
2011	13.77	0.07	1.26	1.33	(0.07)	—	(0.07)	15.03	9.67 (c)
2010	11.04	0.03	2.73	2.76	(0.03)	—	(0.03)	13.77	25.09 (c)
Institutional Shares
2014	24.02	0.26	1.87	2.13	(0.18)	(0.60)	(0.78)	25.37	9.05
2013	17.58	0.26	6.44	6.70	(0.26)	—	(0.26)	24.02	38.62
2012	15.63	0.19	1.88	2.07	(0.12)	—	(0.12)	17.58	13.36
2011	14.31	0.15	1.32	1.47	(0.15)	—	(0.15)	15.63	10.25
2010	11.48	0.11	2.83	2.94	(0.11)	—	(0.11)	14.31	25.70
R-1 Shares
2014	23.71	0.05	1.84	1.89	(0.01)	(0.60)	(0.61)	24.99	8.10
2013	17.35	0.09	6.38	6.47	(0.11)	—	(0.11)	23.71	37.53
2012	15.43	0.05	1.87	1.92	—	—	–	17.35	12.44
2011	14.15	0.02	1.29	1.31	(0.03)	—	(0.03)	15.43	9.26
2010	11.37	–	2.81	2.81	(0.03)	—	(0.03)	14.15	24.71
R-2 Shares
2014	24.17	0.09	1.89	1.98	(0.04)	(0.60)	(0.64)	25.51	8.31
2013	17.67	0.12	6.50	6.62	(0.12)	—	(0.12)	24.17	37.71
2012	15.70	0.07	1.90	1.97	—	—	–	17.67	12.55
2011	14.39	0.04	1.31	1.35	(0.04)	—	(0.04)	15.70	9.39
2010	11.54	0.02	2.86	2.88	(0.03)	—	(0.03)	14.39	24.98
R-3 Shares
2014	24.34	0.13	1.90	2.03	(0.09)	(0.60)	(0.69)	25.68	8.46
2013	17.82	0.15	6.55	6.70	(0.18)	—	(0.18)	24.34	37.91
2012	15.83	0.10	1.92	2.02	(0.03)	—	(0.03)	17.82	12.78
2011	14.50	0.07	1.33	1.40	(0.07)	—	(0.07)	15.83	9.66
2010	11.63	0.04	2.88	2.92	(0.05)	—	(0.05)	14.50	25.18
R-4 Shares
2014	24.51	0.18	1.92	2.10	(0.12)	(0.60)	(0.72)	25.89	8.71
2013	17.93	0.19	6.59	6.78	(0.20)	—	(0.20)	24.51	38.20
2012	15.94	0.13	1.93	2.06	(0.07)	—	(0.07)	17.93	12.99
2011	14.61	0.10	1.33	1.43	(0.10)	—	(0.10)	15.94	9.79
2010	11.71	0.07	2.90	2.97	(0.07)	—	(0.07)	14.61	25.44
R-5 Shares
2014	24.61	0.21	1.92	2.13	(0.15)	(0.60)	(0.75)	25.99	8.79
2013	18.00	0.22	6.61	6.83	(0.22)	—	(0.22)	24.61	38.36
2012	16.00	0.16	1.92	2.08	(0.08)	—	(0.08)	18.00	13.09
2011	14.65	0.12	1.35	1.47	(0.12)	—	(0.12)	16.00	10.02
2010	11.75	0.08	2.90	2.98	(0.08)	—	(0.08)	14.65	25.49

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$145,647	0.56%	0.60%	0.71%	19.0%
140,138	0.61	0.81	0.88	14.6
98,085	0.68	0.87	0.65	16.0
89,701	0.67	0.81	0.49	19.1
82,762	0.81	0.88	0.22	30.1

471,425	0.20	0.20	1.06	19.0
384,824	0.21	0.21	1.24	14.6
203,079	0.20	0.25	1.12	16.0
143,892	0.20	0.28	0.94	19.1
85,231	0.20	0.30	0.83	30.1

14,480	1.04	—	0.23	19.0
14,560	1.04	—	0.43	14.6
9,183	1.04	—	0.28	16.0
8,033	1.04	—	0.11	19.1
7,286	1.05	—	(0.02)	30.1

19,359	0.91	—	0.36	19.0
19,526	0.91	—	0.57	14.6
14,892	0.91	—	0.42	16.0
15,045	0.91	—	0.26	19.1
19,492	0.92	—	0.11	30.1

135,744	0.73	—	0.53	19.0
106,891	0.73	—	0.73	14.6
58,655	0.73	—	0.59	16.0
46,472	0.73	—	0.43	19.1
47,049	0.74	—	0.30	30.1

87,241	0.54	—	0.73	19.0
84,904	0.54	—	0.92	14.6
47,925	0.54	—	0.78	16.0
45,058	0.54	—	0.61	19.1
36,410	0.55	—	0.49	30.1

191,185	0.42	—	0.85	19.0
197,548	0.42	—	1.04	14.6
108,147	0.42	—	0.92	16.0
101,159	0.42	—	0.73	19.1
87,847	0.43	—	0.61	30.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SMALLCAP VALUE FUND II
Class A Shares
2014(c)	$13.75	($0.03)	$0.36	$0.33	$-	$-	$-	$14.08	2.40% (b),(d)
Class J Shares
2014	13.56	(0.04)	1.21	1.17	—	(0.88)	(0.88)	13.85	8.97 (b)
2013	10.02	0.03	3.58	3.61	(0.07)	—	(0.07)	13.56	36.19 (b)
2012	8.93	0.01	1.08	1.09	—	—	—	10.02	12.21 (b)
2011	8.57	(0.02)	0.38	0.36	—	—	—	8.93	4.20 (b)
2010(i)	6.84	(0.04)	1.77	1.73	—	—	—	8.57	25.29 (b)
Class P Shares
2014(c)	13.75	—	0.34	0.34	—	—	—	14.09	2.47 (b),(d)
Institutional Shares
2014	13.79	0.03	1.22	1.25	(0.06)	(0.88)	(0.94)	14.10	9.47
2013	10.19	0.11	3.62	3.73	(0.13)	—	(0.13)	13.79	37.05
2012	9.06	0.08	1.09	1.17	(0.04)	—	(0.04)	10.19	13.00
2011	8.67	0.04	0.39	0.43	(0.04)	—	(0.04)	9.06	4.93
2010	6.87	0.03	1.80	1.83	(0.03)	—	(0.03)	8.67	26.64

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$223	1.45% (e),(f)	—%	(0.58)%(e)	42.1% (e)

19,885	1.48	1.54 (g)	(0.27)	42.1
18,556	1.63	1.85 (g)	0.23	60.5
11,655	1.70	1.92 (g)	0.11	53.5
10,466	1.64	1.81 (g)	(0.21)	54.4
11,004	1.93	2.05 (g)	(0.52)	54.5

15	1.16 (e),(f)	—	(0.07)(e)	42.1 (e)

1,489,023	0.97	0.99 (g)	0.25	42.1
1,475,200	0.98	1.00 (g)	0.93	60.5
1,046,022	0.99	1.01 (g)	0.83	53.5
957,766	0.98	1.00 (g)	0.45	54.4
736,530	1.00	1.02 (g)	0.41	54.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
SMALLCAP VALUE FUND II
R-1 Shares
2014	$13.10	($0.08)	$1.16	$1.08	$-	($0.88)	($0.88)	$13.30	8.57%
2013	9.69	0.01	3.45	3.46	(0.05)	—	(0.05)	13.10	35.82
2012	8.65	—	1.04	1.04	—	—	—	9.69	12.02
2011	8.33	(0.04)	0.37	0.33	(0.01)	—	(0.01)	8.65	3.95
2010(i)	6.64	(0.04)	1.73	1.69	—	—	—	8.33	25.45
R-2 Shares
2014	13.18	(0.06)	1.16	1.10	—	(0.88)	(0.88)	13.40	8.68
2013	9.74	0.03	3.47	3.50	(0.06)	—	(0.06)	13.18	36.09
2012	8.69	0.01	1.04	1.05	—	—	—	9.74	12.08
2011	8.36	(0.03)	0.38	0.35	(0.02)	—	(0.02)	8.69	4.12
2010(i)	6.65	(0.03)	1.74	1.71	—	—	—	8.36	25.71
R-3 Shares
2014	13.46	(0.04)	1.18	1.14	—	(0.88)	(0.88)	13.72	8.84
2013	9.93	0.04	3.55	3.59	(0.06)	—	(0.06)	13.46	36.35
2012	8.84	0.02	1.07	1.09	—	—	—	9.93	12.33
2011	8.48	(0.01)	0.37	0.36	—	—	—	8.84	4.29
2010(i)	6.74	(0.01)	1.75	1.74	—	—	—	8.48	25.82
R-4 Shares
2014	13.54	(0.02)	1.21	1.19	(0.02)	(0.88)	(0.90)	13.83	9.13
2013	10.00	0.07	3.56	3.63	(0.09)	—	(0.09)	13.54	36.58
2012	8.90	0.04	1.08	1.12	(0.02)	—	(0.02)	10.00	12.56
2011	8.54	—	0.39	0.39	(0.03)	—	(0.03)	8.90	4.53
2010(i)	6.78	—	1.76	1.76	–	—	–	8.54	26.03
R-5 Shares
2014	13.64	—	1.20	1.20	(0.03)	(0.88)	(0.91)	13.93	9.16
2013	10.08	0.08	3.59	3.67	(0.11)	—	(0.11)	13.64	36.78
2012	8.96	0.06	1.08	1.14	(0.02)	—	(0.02)	10.08	12.69
2011	8.59	0.02	0.38	0.40	(0.03)	—	(0.03)	8.96	4.63
2010(i)	6.82	0.01	1.77	1.78	(0.01)	—	(0.01)	8.59	26.16

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,870	1.84% (f)	—%	(0.62)%	42.1%
2,106	1.85 (f)	—	0.07	60.5
1,901	1.86 (f)	—	(0.05)	53.5
2,059	1.86 (f)	—	(0.43)	54.4
1,038	1.87 (f)	—	(0.47)	54.5

4,588	1.71 (f)	—	(0.48)	42.1
6,141	1.72 (f)	—	0.24	60.5
5,677	1.73 (f)	—	0.08	53.5
5,607	1.73 (f)	—	(0.31)	54.4
2,189	1.74 (f)	—	(0.33)	54.5

11,532	1.53 (f)	—	(0.31)	42.1
11,825	1.54 (f)	—	0.37	60.5
8,601	1.55 (f)	—	0.26	53.5
11,461	1.55 (f)	—	(0.11)	54.4
12,722	1.56 (f)	—	(0.15)	54.5

13,254	1.34 (f)	—	(0.13)	42.1
11,430	1.35 (f)	—	0.58	60.5
9,258	1.36 (f)	—	0.44	53.5
11,939	1.36 (f)	—	0.05	54.4
2,703	1.37 (f)	—	0.06	54.5

22,406	1.22 (f)	—	(0.01)	42.1
21,954	1.23 (f)	—	0.72	60.5
19,962	1.24 (f)	—	0.60	53.5
12,994	1.24 (f)	—	0.20	54.4
6,871	1.25 (f)	—	0.16	54.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Excludes expense reimbursement from Manager and/or Distributor.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
TAX-EXEMPT BOND FUND
Class A Shares
2014	$7.00	$0.31	$0.41	$0.72	($0.30)	($0.30)	$7.42	10.52%
2013	7.59	0.31	(0.60)	(0.29)	(0.30)	(0.30)	7.00	(3.86)
2012	7.10	0.30	0.49	0.79	(0.30)	(0.30)	7.59	11.27
2011	7.24	0.33	(0.14)	0.19	(0.33)	(0.33)	7.10	2.83
2010(i)	6.98	0.35	0.24	0.59	(0.33)	(0.33)	7.24	8.66
Class C Shares
2014	7.02	0.25	0.41	0.66	(0.24)	(0.24)	7.44	9.59
2013	7.60	0.25	(0.59)	(0.34)	(0.24)	(0.24)	7.02	(4.50)
2012	7.12	0.24	0.48	0.72	(0.24)	(0.24)	7.60	10.19
2011	7.25	0.27	(0.13)	0.14	(0.27)	(0.27)	7.12	2.17
2010	6.99	0.29	0.25	0.54	(0.28)	(0.28)	7.25	7.81

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$207,234	0.81%	0.78% (c)	0.81% (d)	4.35%	22.3%
206,449	0.81	0.78 (c)	0.81 (d)	4.15	38.1
252,046	0.81	0.78 (c)	0.81 (d)	4.11	24.1
221,693	0.86	0.82 (c)	0.86 (d)	4.72	24.2
249,952	0.89	0.82 (c)	0.90 (e)	4.86	31.1

9,901	1.63	1.60 (c)	1.84 (d)	3.52	22.3
8,545	1.63	1.60 (c)	1.87 (d)	3.32	38.1
11,127	1.63	1.60 (c)	1.78 (d)	3.28	24.1
6,973	1.64	1.60 (c)	1.95 (d)	3.95	24.2
8,206	1.69	1.62 (c)	1.95 (e)	4.06	31.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(d)	Excludes expense reimbursement from Manager.
(e)	Excludes expense reimbursement from Manager and/or custodian.

APPENDIX A - DESCRIPTION OF BOND RATINGS:
Moody's Investors Service, Inc. Rating Definitions :
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. 1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also by subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designed SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, reliable liquidity support, or broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of Standard & Poor's Corporation's Credit Ratings:
A Standard & Poor's credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration obligors such as guarantors, insurers, or lessees.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by Standard & Poor's. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant

CC, and C:
speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meeting its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but Standard & Poor’s expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS: Short-Term credit ratings are forward-looking opinions of the likelihood of timely payment of obligations having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: Standard & Poor's rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3:	A speculative capacity to pay principal and interest.
Fitch, Inc. Rating Definitions :
Fitch’s credit ratings are forward looking and typically attempt to assess the likelihood of repayment by the obligor at “ultimate/final maturity” and thus material changes in economic conditions and expectations (for a particular issuer) may result in a rating change. Credit ratings are opinions on relative credit quality and not a predictive measure of specific default probability.
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. ‘A’ ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

D:	Default. ‘D’ ratings indicate an issuer has entered into bankruptcy filings, administration, receivership, liquidation or which has otherwise ceased business.
Note: The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with speculative grade ratings.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

APPENDIX B- RELATED PERFORMANCE OF ORIGIN ASSET MANAGEMENT LLP
Origin Asset Management LLP ("Origin") is the sub-advisor for the International Fund I (the "Fund"). The Fund has recently changed sub-advisors. Therefore, the Fund provides you with the following Performance Results table that shows the performance results of the Origin International (ex US) Composite as well as the performance of the MSCI EAFE Index NDTR D (the Fund’s primary benchmark) and the MSCI ACWI Ex-U.S. (the Fund’s primary benchmark effective June 30, 2014), broad-based securities market indexes comparable to Origin’s composite.
Origin’s composite consists of historical information about all client accounts Origin manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. The composite is provided to illustrate Origin’s past performance in managing accounts with investment objectives and strategies substantially similar to those of the Fund. The composite does not represent the performance of the Fund. Origin’s composite is provided for time periods during which the Fund existed and, therefore, can be compared to the past performance of the Fund.
Origin computes its composite performance based upon its asset weighted average performance with regard to accounts it manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. Origin’s composite performance results are net of all fees and expenses incurred by any client account in the composite. If Origin’s composite performance results were to be adjusted to reflect the fees and expenses of the Fund, the composite performance results shown would be lower. Although the Fund and the client accounts comprising the Origin composite have substantially similar investment objectives, policies, and strategies, you should not assume that the Fund will achieve the same performance as the composite. For example, the Fund's future performance may be better or worse than the composite's performance due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows of the Fund and those of the client accounts represented in the composite.
The client accounts in Origin’s composite can change from time-to-time. None of the accounts included in the Origin composite are mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance of the composite shown below may have been lower.
Portions of the information below are based on data supplied by Origin and from statistical services, reports, or other sources believed by Principal Management Corporation (“Principal”) to be reliable. However, Principal has not verified or audited such information.
The effect of taxes is not reflected in the composite performance information below because the effect would depend on each client's tax status.
Current performance of the Origin composite may be lower or higher than the performance data shown below.

PERFORMANCE RESULTS
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 '10	19.07%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	-21.16%

	Average Annual Total Returns (through December 31, 2014)
	1 YR	5 YR	Life of Composite (11/1/2009)
Origin International Equity Composite	2.59%	7.53%	8.96%
MSCI EAFE Index NDTR D	-4.90%	5.33%	5.86%
MSCI ACWI Ex-U.S Index	-3.87%	4.43%	5.28%

ADDITIONAL INFORMATION
Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2015, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.principalfunds.com/prospectus. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.
The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572

PRINCIPAL FUNDS, INC. ("PFI" or "the Fund")

Statement of Additional Information

dated March 1, 2015
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. This prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus dated March 1, 2015.
Incorporation by Reference:     The audited financial statements, schedules of investments and auditor's report included in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2014, are hereby incorporated by reference into and are legally a part of this SAI.
For a free copy of the current prospectus, semiannual or annual report, call 1-800-222-5852 or write:
Principal Funds
P.O. Box 8024
Boston, MA 02266-8024
The prospectus may be viewed at www.principalfunds.com/prospectus.
The ticker symbols for series and share classes are on the next page.

Ticker Symbols by Share Class
Fund	A	C	J	P	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
Bond & Mortgage Securities	PRBDX	PBMCX	PBMJX		PMSIX	PBOMX	PBMNX	PBMMX	PBMSX	PBMPX
California Municipal	SRCMX	SRCCX			PCMFX
Diversified International	PRWLX	PDNCX	PIIJX	PDIPX	PIIIX	PDVIX	PINNX	PINRX	PINLX	PINPX
Equity Income	PQIAX	PEUCX		PEQPX	PEIIX	PIEMX	PEINX	PEIOX	PEIPX	PEIQX
Global Diversified Income	PGBAX	PGDCX		PGDPX	PGDIX
Global Real Estate Securities	POSAX	POSCX		POSPX	POSIX						PGRSX
Government & High Quality Bond	CMPGX	CCUGX	PMRJX	PGSPX	PMRIX	PMGRX	PFMRX	PRCMX	PMRDX	PMREX
High Yield	CPHYX	CCHIX		PYHPX	PHYTX
High Yield I	PYHAX				PYHIX
Income	CMPIX	CNMCX	PIOJX	PIMPX	PIOIX	PIOMX	PIONX	PIOOX	PIOPX	PIOQX	PICNX
Inflation Protection	PITAX	PPOCX	PIPJX		PIPIX	PISPX	PBSAX	PIFPX	PIFSX	PBPPX
International Emerging Markets	PRIAX	PMKCX	PIEJX	PIEPX	PIEIX	PIXEX	PEASX	PEAPX	PESSX	PEPSX
International I	PFAFX			PTRPX	PINIX	PPISX	PSPPX	PRPPX	PUPPX	PTPPX
LargeCap Blend II			PLBJX		PLBIX	PLBSX	PPZNX	PPZMX	PPZSX	PPZPX
LargeCap Growth	PRGWX	PLGCX	PGLJX	PGLPX	PGLIX	PLSGX	PCPPX	PLGPX	PEPPX	PDPPX
LargeCap Growth I	PLGAX		PLGJX	PVCPX	PLGIX	PCRSX	PPUNX	PPUMX	PPUSX	PPUPX	PLCGX
LargeCap Growth II			PPLJX		PPIIX	PDASX	PPTNX	PPTMX	PPTSX	PPTPX
LargeCap S&P 500 Index	PLSAX	PLICX	PSPJX		PLFIX	PLPIX	PLFNX	PLFMX	PLFSX	PLFPX
LargeCap Value	PCACX	PLUCX	PVLJX	PVFPX	PVLIX	PLSVX	PLVNX	PLVMX	PLVSX	PLVPX
LargeCap Value III			PLVJX		PLVIX	PESAX	PPSNX	PPSFX	PPSSX	PPSRX
MidCap	PEMGX	PMBCX	PMBJX	PMCPX	PCBIX	PMSBX	PMBNX	PMBMX	PMBSX	PMBPX
MidCap Growth			PMGJX		PGWIX	PMSGX	PGPPX	PFPPX	PIPPX	PHPPX
MidCap Growth III			PPQJX		PPIMX	PHASX	PPQNX	PPQMX	PPQSX	PPQPX
MidCap S&P 400 Index			PMFJX		MPSIX	PMSSX	PMFNX	PMFMX	PMFSX	PMFPX
MidCap Value I			PVEJX		PVMIX	PLASX	PABUX	PMPRX	PABWX	PABVX
MidCap Value III	PVCAX		PMCJX	PMVPX	PVUIX	PMSVX	PKPPX	PJPPX	PMPPX	PLPPX	PCMIX
Money Market	PCSXX	PPCXX	PMJXX		PVMXX
Overseas					PINZX	PINQX	PINSX	PINTX	PINUX	PINGX
Principal Capital Appreciation	CMNWX	CMNCX		PCFPX	PWCIX	PCAMX	PCANX	PCAOX	PCAPX	PCAQX
Principal LifeTime Strategic Income	PALTX		PLSJX		PLSIX	PLAIX	PLSNX	PLSMX	PLSSX	PLSPX
Principal LifeTime 2010	PENAX		PTAJX		PTTIX	PVASX	PTANX	PTAMX	PTASX	PTAPX
Principal LifeTime 2015					LTINX	LTSGX	LTASX	LTAPX	LTSLX	LTPFX
Principal LifeTime 2020	PTBAX		PLFJX		PLWIX	PWASX	PTBNX	PTBMX	PTBSX	PTBPX
Principal LifeTime 2025					LTSTX	LTSNX	LTADX	LTVPX	LTEEX	LTPDX
Principal LifeTime 2030	PTCAX		PLTJX		PMTIX	PXASX	PTCNX	PTCMX	PTCSX	PTCPX
Principal LifeTime 2035					LTIUX	LTANX	LTVIX	LTAOX	LTSEX	LTPEX
Principal LifeTime 2040	PTDAX		PTDJX		PTDIX	PYASX	PTDNX	PTDMX	PTDSX	PTDPX
Principal LifeTime 2045					LTRIX	LTRGX	LTRSX	LTRVX	LTRLX	LTRDX
Principal LifeTime 2050	PPEAX		PFLJX		PPLIX	PZASX	PTENX	PTERX	PTESX	PTEFX
Principal LifeTime 2055					LTFIX	LTFGX	LTFSX	LTFDX	LTFLX	LTFPX
Principal LifeTime 2060			PLTAX		PLTZX	PLTRX	PLTBX	PLTCX	PLTMX	PLTOX
Principal LifeTime Hybrid Income					PHTFX			PHTEX		PHTDX
Principal LifeTime Hybrid 2015					PHTMX			PHTCX		PHTRX
Principal LifeTime Hybrid 2020					PHTTX			PHWIX		PHTIX
Principal LifeTime Hybrid 2025					PHTQX			PHTPX		PHTOX
Principal LifeTime Hybrid 2030					PHTNX			PHTLX		PHTKX
Principal LifeTime Hybrid 2035					PHTJX			PHTHX		PHTGX
Principal LifeTime Hybrid 2040					PLTQX			PLTGX		PHTZX
Principal LifeTime Hybrid 2045					PHTYX			PHTWX		PHTVX
Principal LifeTime Hybrid 2050					PHTUX			PHTSX		PLRJX
Principal LifeTime Hybrid 2055					PLTNX			PLTLX		PLTKX
Principal LifeTime Hybrid 2060					PLTHX			PLTEX		PLTDX
Real Estate Securities	PRRAX	PRCEX	PREJX	PIRPX	PIREX	PRAEX	PRENX	PRERX	PRETX	PREPX
SAM Balanced	SABPX	SCBPX	PSAJX		PSBIX	PSBGX	PSBVX	PBAPX	PSBLX	PSBFX
SAM Conservative Balanced	SAIPX	SCIPX	PCBJX		PCCIX	PCSSX	PCNSX	PCBPX	PCBLX	PCBFX
SAM Conservative Growth	SAGPX	SCGPX	PCGJX		PCWIX	PCGGX	PCGVX	PCGPX	PCWSX	PCWPX
SAM Flexible Income	SAUPX	SCUPX	PFIJX		PIFIX	PFIGX	PFIVX	PFIPX	PFILX	PFIFX
SAM Strategic Growth	SACAX	SWHCX	PSWJX		PSWIX	PSGGX	PSGVX	PSGPX	PSGLX	PSGFX
Short-Term Income	SRHQX	STCCX	PSJIX	PSTPX	PSHIX	PSIMX	PSINX	PSIOX	PSIPX	PSIQX
SmallCap Blend	PLLAX	PSMCX	PSBJX	PSFPX	PSLIX	PSABX	PSBNX	PSBMX	PSBSX	PSBPX
SmallCap Growth I			PSIJX		PGRTX	PNASX	PPNNX	PPNMX	PPNSX	PPNPX	PCSMX
SmallCap S&P 600 Index			PSSJX		PSSIX	PSAPX	PSSNX	PSSMX	PSSSX	PSSPX
SmallCap Value II	PSVAX		PSMJX	PSCPX	PPVIX	PCPTX	PKARX	PJARX	PSTWX	PLARX	PSMVX
Tax-Exempt Bond	PTEAX	PTBCX

2

3

FUND HISTORY
Principal Funds, Inc. (“PFI” or "the Fund") was organized as Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000. The Fund changed its name to Principal Funds, Inc. effective June 13, 2008.
On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each Fund are shown in the following table.

4

Share Class
Fund/Portfolio	A	C	J	P	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
Bond & Mortgage Securities	X	X	X		X	X	X	X	X	X
California Municipal	X	X			X
Diversified International	X	X	X	X	X	X	X	X	X	X
Equity Income	X	X		X	X	X	X	X	X	X
Global Diversified Income	X	X		X	X
Global Real Estate Securities	X	X		X	X						X
Government & High Quality Bond	X	X	X	X	X	X	X	X	X	X
High Yield	X	X		X	X
High Yield I	X				X
Income	X	X	X	X	X	X	X	X	X	X	X
Inflation Protection	X	X	X		X	X	X	X	X	X
International Emerging Markets	X	X	X	X	X	X	X	X	X	X
International I	X			X	X	X	X	X	X	X
LargeCap Blend II			X		X	X	X	X	X	X
LargeCap Growth	X	X	X	X	X	X	X	X	X	X
LargeCap Growth I	X		X	X	X	X	X	X	X	X	X
LargeCap Growth II			X		X	X	X	X	X	X
LargeCap S&P 500 Index	X	X	X		X	X	X	X	X	X
LargeCap Value	X	X	X	X	X	X	X	X	X	X
LargeCap Value III			X		X	X	X	X	X	X
MidCap	X	X	X	X	X	X	X	X	X	X
MidCap Growth			X		X	X	X	X	X	X
MidCap Growth III			X		X	X	X	X	X	X
MidCap S&P 400 Index			X		X	X	X	X	X	X
MidCap Value I			X		X	X	X	X	X	X
MidCap Value III	X		X	X	X	X	X	X	X	X	X
Money Market	X	X	X		X
Overseas					X	X	X	X	X	X
Principal Capital Appreciation	X	X		X	X	X	X	X	X	X
Principal LifeTime Strategic Income	X		X		X	X	X	X	X	X
Principal LifeTime 2010	X		X		X	X	X	X	X	X
Principal LifeTime 2015					X	X	X	X	X	X
Principal LifeTime 2020	X		X		X	X	X	X	X	X
Principal LifeTime 2025					X	X	X	X	X	X
Principal LifeTime 2030	X		X		X	X	X	X	X	X
Principal LifeTime 2035					X	X	X	X	X	X
Principal LifeTime 2040	X		X		X	X	X	X	X	X
Principal LifeTime 2045					X	X	X	X	X	X
Principal LifeTime 2050	X		X		X	X	X	X	X	X
Principal LifeTime 2055					X	X	X	X	X	X
Principal LifeTime 2060			X		X	X	X	X	X	X
Principal LifeTime Hybrid Income					X			X		X
Principal LifeTime Hybrid 2015					X			X		X
Principal LifeTime Hybrid 2020					X			X		X
Principal LifeTime Hybrid 2025					X			X		X
Principal LifeTime Hybrid 2030					X			X		X
Principal LifeTime Hybrid 2035					X			X		X
Principal LifeTime Hybrid 2040					X			X		X
Principal LifeTime Hybrid 2045					X			X		X
Principal LifeTime Hybrid 2050					X			X		X
Principal LifeTime Hybrid 2055					X			X		X
Principal LifeTime Hybrid 2060					X			X		X
Real Estate Securities	X	X	X	X	X	X	X	X	X	X
SAM Balanced	X	X	X		X	X	X	X	X	X
SAM Conservative Balanced	X	X	X		X	X	X	X	X	X
SAM Conservative Growth	X	X	X		X	X	X	X	X	X
SAM Flexible Income	X	X	X		X	X	X	X	X	X
SAM Strategic Growth	X	X	X		X	X	X	X	X	X
Short-Term Income	X	X	X	X	X	X	X	X	X	X
SmallCap Blend	X	X	X	X	X	X	X	X	X	X
SmallCap Growth I			X		X	X	X	X	X	X	X
SmallCap S&P 600 Index			X		X	X	X	X	X	X
SmallCap Value II	X		X	X	X	X	X	X	X	X	X
Tax-Exempt Bond	X	X

5

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.
Principal Management Corporation ("PMC" or “Principal” or the "Manager") may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors. Principal may make such a recommendation when a fund approaches a size where additional investments in the fund have the potential to adversely impact fund performance and make it increasingly difficult to keep the fund fully invested in a manner consistent with its investment objective. Principal may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.
MULTIPLE CLASS STRUCTURE
The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading "Fund History." The share classes offered under the plan include: Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6.
Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”), as described in the prospectus.
Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the prospectus.
The Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.
For Classes A, C, and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased prior to the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares:

•	redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or

•
of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

The P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Classes are available without any front-end sales charge or contingent deferred sales charge. Class P shares are generally available through mutual fund wrap programs or fee based advisory programs which may charge fees in addition to those charged by the Funds. The R-1, R-2, R-3, R-4, and R-5 Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. The R-1, R-2, R-3, R-4, and R-5 share classes are subject to asset based charges (described below). Class R-6 shares are generally available through the defined contribution investment only channel.
Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's R-1, R-2, R-3, R-4, and R-5 Class shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

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Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)
The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:

•	responding to plan sponsor and plan member inquiries;

•	providing information regarding plan sponsor and plan member investments; and

•
providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to each of the R-1, R-2, R-3, R-4 and R-5 Classes. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).
Administrative Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)
The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares. Such services include:

•	receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;

•	providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;

•	processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;

•	acting as shareholder of record and nominee for plans;

•	maintaining account records for shareholders and/or other beneficial owners;

•	providing notification to plan shareholders of transactions affecting their accounts;

•	forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;

•	distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and

•	other similar administrative services.
As compensation for these services, the Fund will pay Principal service fees equal to 0.28% of the average daily net assets attributable to the R-1 Class, 0.20% of the average daily net assets of the R-2 Class, 0.07% of the average daily net assets of the R-3 Class, 0.03% of the average daily net assets of the R-4 Class and 0.01% of the average daily net assets of the R-5 Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).
Principal will generally, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of Principal.
Rule 12b-1 Fees / Distribution Plans and Agreements
The Distributor for the Funds is Principal Funds Distributor, Inc. (“PFD”). The address for PFD is as follows: 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.
In addition to the management and service fees, certain of the Fund's share classes are subject to a Rule 12b-1 Distribution Plan and Agreement (a “Plan”). The Board of Directors and initial shareholders of the A, C, J, R-1, R-2, R-3, and R-4 Classes of shares have approved and entered into a Plan. In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act)) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of the affected classes. Among the possible benefits of the Plans include the potential for building and retaining Fund assets as well as the ability to offer an incentive for registered representatives to provide ongoing servicing to shareholders.
The Plans provide that each Fund makes payments to the Fund's Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;

•	preparation, printing, and distribution of sales literature;

•	preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing, and support with respect to the sale of shares.

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The Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Share Class	Maximum Annualized 12b-1 Fee
A (except LargeCap S&P 500 Index, Money Market, and Short-Term Income Funds)(1)	0.25%
A of LargeCap S&P 500 Index and Short-Term Income Funds(1)	0.15%
C (1)	1.00%
J (1)	0.25%
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
(1) The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, C, or J shares.
Effective December 30, 2013, Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. This waiver is in place through February 29, 2016 and will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.
The Distributor may remit on a continuous basis all of these sums to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Classes A, C, J, R-1, R-2, R-3, or R-4 shares.
Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.

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The Funds made the following Distribution/12b-1 payments for the year ended October 31, 2014:

Fund	Distribution/12b-1 Payments (amounts in thousands)
Bond & Mortgage Securities	$978
California Municipal	556
Diversified International	1,657
Equity Income	4,914
Global Diversified Income	31,870
Global Real Estate Securities	594
Government & High Quality Bond	2,027
High Yield	9,935
High Yield I	66
Income	1,784
Inflation Protection	130
International Emerging Markets	858
International I	49
LargeCap Blend II	403
LargeCap Growth	1,404
LargeCap Growth I	898
LargeCap Growth II	139
LargeCap S&P 500 Index	2,857
LargeCap Value	851
LargeCap Value III	282
MidCap	10,197
MidCap Growth	129
MidCap Growth III	209
MidCap S&P 400 Index	784
MidCap Value I	404
MidCap Value III	342
Money Market	869
Overseas	1
Principal Capital Appreciation	2,672
Principal LifeTime 2010	1,170
Principal LifeTime 2015	382
Principal LifeTime 2020	4,143
Principal LifeTime 2025	575
Principal LifeTime 2030	4,255
Principal LifeTime 2035	405
Principal LifeTime 2040	2,544
Principal LifeTime 2045	225
Principal LifeTime 2050	962
Principal LifeTime 2055	42
Principal LifeTime 2060	6
Principal LifeTime Strategic Income	467
Real Estate Securities	1,436
SAM Balanced	15,766
SAM Conservative Balanced	5,097
SAM Conservative Growth	11,111
SAM Flexible Income	6,763
SAM Strategic Growth	7,110
Short-Term Income	1,818
SmallCap Blend	1,285
SmallCap Growth I	220
SmallCap S&P 600 Index	927
SmallCap Value II	122
Tax-Exempt Bond	608

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Transfer Agency Agreement (Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares.

•
For Classes A, C, P, and Institutional shares, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services.

•	For Class J shares, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit.

The Fund pays PSS for the following services for Classes A, C, J, P, and Institutional shares:

•	issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;

•	preparation and distribution of dividend and capital gain payments to shareholders;

•	delivery, redemption and repurchase of shares, and remittances to shareholders;

•	the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;

•	communication with shareholders concerning the above items; and

•	use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.
The Fund does not pay for these services for Classes R-1, R-2, R-3, R-4, R-5, and R-6 shares. PSS will pay operating expenses attributable to R-1, R-2, R-3, R-4, and R-5 share classes related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Fund for sale in states and jurisdictions.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Funds." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except the Global Real Estate Securities and Real Estate Securities Funds which are non-diversified.
Fund Policies
The investment objectives, investment strategies and the principal risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.
The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.
The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended, ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

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With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional Information.

Bond & Mortgage Securities, California Municipal, Diversified International, Equity Income, Global Diversified Income, Global Real Estate Securities, Government & High Quality Bond, High Yield, High Yield I, Income, Inflation Protection, International Emerging Markets, LargeCap Blend II, LargeCap Growth, LargeCap Growth I, LargeCap Growth II, LargeCap S&P 500 Index, LargeCap Value, LargeCap Value III, MidCap, MidCap Growth, MidCap Growth III, MidCap S&P 400 Index, MidCap Value I, MidCap Value III, Money Market, Overseas, Principal Capital Appreciation, Real Estate Securities, Short-Term Income, SmallCap Blend, SmallCap Growth I, SmallCap S&P 600 Index, SmallCap Value II, and Tax-Exempt Bond Funds
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each:

1)
Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Fund, except Global Real Estate Securities and Real Estate Securities Funds, has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This restriction does not apply to the California Municipal Fund.

7)
Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction applies only to the California Municipal Fund.

8)
Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.  This restriction does not apply to the Global Real Estate Securities and Real Estate Securities Funds (the restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds except to the extent that the related Index is also so concentrated).

The Global Real Estate Securities and Real Estate Securities Funds will concentrate their investments in a particular industry or group of industries as described in the prospectus.

9)	Fund may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)
Invest more than 15% (5% in the case of the Money Market Fund) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

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2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)
Invest more than 25% (35% for High Yield Fund) of its assets in foreign securities, except that the Diversified International, Global Diversified Income, Global Real Estate Securities, International Emerging Markets, Money Market, and Overseas Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and the California Municipal, Government & High Quality Bond, and Tax-Exempt Bond Funds may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except the Global Diversified Income, Global Real Estate Securities, and Real Estate Securities Funds).

6)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each of the above-listed Funds (except the California Municipal, Diversified International, Global Diversified Income, Income, Inflation Protection, Principal Capital Appreciation, Short-Term Income and Tax-Exempt Bond Funds) has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.
The Tax-Exempt Bond Fund has also adopted a fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.
The California Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments the income from which is exempt from federal income tax and California state personal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax and California state personal income tax. The Fund also has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in municipal obligations.

International Fund I
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund:

1)	May not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
May not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	May not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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5)	May not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
May not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

8)	May not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
The above-listed Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

1)
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2)
Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

3)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime 2060, and Principal LifeTime Strategic Income Funds; Principal LifeTime Hybrid 2015, Principal LifeTime Hybrid 2020, Principal LifeTime Hybrid 2025, Principal LifeTime Hybrid 2030, Principal LifeTime Hybrid 2035, Principal LifeTime Hybrid 2040, Principal LifeTime Hybrid 2045, Principal LifeTime Hybrid 2050, Principal LifeTime Hybrid 2055, Principal LifeTime Hybrid 2060, and Principal LifeTime Hybrid Income Funds; and the Strategic Asset Management Portfolios (Balanced, Conservative Balanced, Conservative Growth, Flexible Income, and Strategic Growth Portfolios)
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each Fund:

1)	May not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
May not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	May not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	May not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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6)
Has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
May not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

8)	May not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Each of these above-listed Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.
Investment Strategies and Risks
Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes.   Pursuant to SEC staff interpretations of the Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.
Commodities
Under the 1940 Act, a fund's registration statement must recite the fund's policy with regard to investing in commodities. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither PFI nor any of its individual Funds is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are therefore not subject to registration or regulation under the CEA. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Fund is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.
Borrowing
If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The 1940 Act limits a fund’s ability to borrow money. For example, a fund may borrow for temporary purposes so long as the amount borrowed does not exceed 5% of the fund's total assets.
Industry Concentration
"Concentration" means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Funds interpret their policy with respect to

14

concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions. The Funds view their investments in privately issued mortgage-related securities, asset-backed securities or tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
Restricted and Illiquid Securities
A Fund may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by or under the direction of the Directors. Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to no more than 15% of its net assets (or, in the case of the Money Market Fund, 5%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and is earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign

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country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.
Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
The Funds that may invest in foreign securities may invest in:

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American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.

•	European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.
Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.
Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial

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growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.
Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the "conversion value" of a convertible security increases to a point that approximates or exceeds its "investment value," the value of the security will be principally influenced by its conversion value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a

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combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts
The Funds (except the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and SAM Portfolios) may each engage in the practices described under this heading.

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Spread Transactions. Each Fund may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Fund may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the Fund's records. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.

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Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

The Funds may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.

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Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

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Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

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Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

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Index Warrants. Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon

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exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

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Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

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Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

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Futures Contracts. A Fund may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Fund's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund's performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.

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Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, the Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

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Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

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Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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Limitations on the Use of Futures, Options on Futures Contracts, and Swaps. Each Fund that utilizes futures contracts, options on futures contracts or swaps has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Fund is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.

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Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

When a Fund purchases a futures contract, or writes a call option on a futures contract, it segregates liquid assets that, when added to the value of assets deposited with the futures commission merchant as margin, are equal to the market value of the contract.

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High Yield Bonds (“Junk Bonds”)
Some funds invest a portion of their assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful.  If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.
Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

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Inflation-Indexed Bonds
The Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See "Foreign Securities")
Zero-Coupon Securities
The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from "Qualifying Income". Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership

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agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission ("FERC"), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth

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through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Securities Lending
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act (in general, a fund may not lend more than 33 1/3% of total fund assets). Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 102% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.
Short Sales
A short sale involves the sale by the fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. The fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by the fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.
Foreign Currency Transactions
Funds may engage in foreign currency transactions for both hedging and investment purposes. In addition, certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The funds may also use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars.
To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.

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Options on Foreign Currencies. In addition, a Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect

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against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.
A Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities. Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

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Futures on Currency. A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

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Forward Foreign Currency Exchange Contracts. The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

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A Fund segregates liquid assets in an amount equal to (1) at least its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts that are cash settled and (2) the net notional value with respect to forward currency contracts that are not cash settled. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in currency hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a forward counterparty.
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.
A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.
A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse

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repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.
A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.
Structured Notes
Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Advisor’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Advisor’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.

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Debt-Linked and Equity-Linked Securities
The Funds may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. The prices of commodity-linked derivative instruments such as commodity index-linked notes may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There can be no assurance, however, that derivative instruments will perform in that manner in the future, and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities.
During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than have financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, a fund's investments in commodity index-linked notes may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on a fund's investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.

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Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Swap Agreements and Options on Swap Agreements
Each Fund (except Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").
A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities). A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of

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income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
The Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.
The Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.
The Funds may enter into contracts for differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. A Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. A Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.
A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. A Fund may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Fund (except Money Market Fund) may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.
The swap agreements the Funds enter into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets

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determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements for which the Fund segregates assets will not be construed to be “senior securities” for purposes of the Fund's investment restriction concerning senior securities.
Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.
The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,

•	the number of dealers and prospective purchasers in the marketplace,

•	dealer undertakings to make a market,

•	the nature of the security (including any demand or tender features), and

•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in illiquid securities.
For purposes of applying the funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

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When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
Money Market Instruments/Temporary Defensive Position
The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

•	U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.

•
U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

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Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial

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reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•
Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
The ratings of nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix B, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.
Funding Agreements
Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Municipal Obligations
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.

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AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

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Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

•
Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

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Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

•
Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

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Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The California Municipal and Tax-Exempt Bond Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

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Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

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Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

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Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.

The fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days' notice, for all or any part of the fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.

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Stand-By Commitments. Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund's portfolio.

The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund's portfolio would not exceed 0.50% of the value of a fund's total assets calculated immediately after each stand-by commitment is acquired.

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The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by the Sub-Advisor.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund's portfolio.

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Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

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Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Special Considerations Relating to California Municipal Obligations
The California Municipal Fund concentrates its investments in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy. The Tax-Exempt Bond Fund also invests in California municipal obligations.
Insurance
The insured municipal obligations in which the California Municipal and Tax-Exempt Bond Funds may invest are insured under insurance policies that relate to the specific municipal obligation in question. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.
The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

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Taxable Investments of the California Municipal and Tax-Exempt Bond Funds
The California Municipal and Tax-Exempt Bond Funds may invest a portion of their assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the California Municipal and Tax-Exempt Bond Funds may invest without limitation in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.
Other Investment Companies
Each Fund may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
As a shareholder in an investment company, a Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans (they could also be unrated but of comparable quality). A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.
Variable and Floating Rate Instruments
The Funds may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a

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security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Warrants and Rights
The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
Pay-in-Kind Securities
The Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Preferred Securities
There are two basic types of preferred securities, traditional preferred securities and hybrid or trust preferred securities.

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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.

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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.

Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to

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make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

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Preferred Securities - Generally. Preferred securities include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, contingent capital notes ("CoCos"), contingent convertible instruments, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Advisor, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a fund.

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In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Advisor, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Step-Coupon Securities
The Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.
“Stripped” Securities
The Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
Supranational Entities
The Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes.  The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such

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participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Cyber Security Issues
The Fund and its service providers may be subject to cyber security risks. Those risks include, among others, theft, misuse or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary information; operational disruption; or various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of a Fund or its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Fund shareholders to transact business, inability to calculate a fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also affect issuers of securities in which a fund invests, potentially causing the fund’s investment in such issuers to lose value. Despite risk management processes, there can be no guarantee that a fund will avoid losses relating to cyber security risks or other information security breaches.
Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

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The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Fund	2014 Turnover	2013 Turnover	Comments
International Fund I	128.4%	50.6%	The fund changed sub-advisors in June of 2014. This transition resulted in higher turnover.
Principal LifeTime 2040	11.5%	30.1%	There were fewer changes to underlying funds in 2014 than in 2013, resulting in lower turnover.
Principal LifeTime 2045	8.7%	23.3%	There were fewer changes to underlying funds in 2014 than in 2013, resulting in lower turnover.
Principal LifeTime 2050	9.9%	29.5%	There were fewer changes to underlying funds in 2014 than in 2013, resulting in lower turnover.
Principal LifeTime 2055	8.6%	29.1%	There were fewer changes to underlying funds in 2014 than in 2013, resulting in lower turnover.
Principal LifeTime 2060	16.2%	42.5%	There were fewer changes to underlying funds in 2014 than in 2013, resulting in lower turnover.
Real Estate Securities	11.1%	42.1%	Low market volatility and the portfolio management team's views on the market were stable throughout the year, resulting in lower than usual turnover.
SAM Balanced Portfolio	3.3%	16.9%	There was less fund movement in 2014 than in 2013, resulting in lower turnover.
SAM Conservative Balanced Portfolio	3.2%	13.1%	There was less fund movement in 2014 than in 2013, resulting in lower turnover.
SAM Conservative Growth Portfolio	4.0%	20.2%	There was less fund movement in 2014 than in 2013, resulting in lower turnover.
SAM Flexible Income Portfolio	2.2%	10.5%	There was less fund movement in 2014 than in 2013, resulting in lower turnover.
SAM Strategic Growth Portfolio	5.9%	26.5%	There was less fund movement in 2014 than in 2013, resulting in lower turnover.

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LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Overall responsibility for directing the business and affairs of PFI rests with the Board of Directors, who are elected by PFI's shareholders. In addition to serving on the Board of PFI, each Director serves on the Board of Principal Variable Contracts Funds, Inc. ("PVC”) and as a Trustee on the Board of Principal Exchange-Traded Funds (the "Trust"). The Board is responsible for overseeing the operations of PFI in accordance with the provisions of the 1940 Act, other applicable laws and PFI's charter. The Board elects the officers of PFI to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Directors meet annually to consider renewal of PFI's advisory contracts. The Board is currently composed of eleven members, nine of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.
The Chairman of the Board is an interested person of PFI. The Independent Directors of PFI have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PFI's Independent Directors as well as communication among the Independent Directors, management of PFI and the full Board. PFI has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PFI, including such items as the number of series or portfolios that comprise PFI, the variety of asset classes those series reflect, the net assets of PFI, the committee structure of the Board and the distribution arrangements of PFI. The appropriateness of this structure is enhanced by PFI’s Board Committees, which are described below, and the allocation of responsibilities among them.
The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PFI. As required by rules the SEC has adopted under the 1940 Act, PFI's Independent Directors select and nominate all candidates for Independent Director positions.
Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a Director of PFI and PVC since 2004 and as a Trustee of the Trust since 2014. Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and a director, Ms. Ballantine is experienced in financial, investment and regulatory matters.
Leroy T. Barnes, Jr. Mr. Barnes has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2014. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as a Director of PFI and PVC since 2008 and as a Trustee of the Trust since 2014. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Director of PFI and PVC since 2004 and as a Trustee of the Trust since 2014. He is a Certified Public Accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.
Fritz Hirsch. Mr. Hirsch has served as a Director of PFI and PVC since 2005 and as a Trustee of the Trust since 2014. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. Since 2011, Mr. Hirsch serves as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.

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Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2014. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.
William Kimball. Mr. Kimball has served as a Director of PFI and PVC since 2000 and as a Trustee of the Trust since 2014. From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies, Inc. Prior to 1998, he served as President and CEO of Medicap. Since 2004, Mr. Kimball has served as director of Casey's General Stores, Inc. Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.
Karen ("Karrie”) McMillan. Ms. McMillan has served as a Director of PFI and PVC, and as a Trustee of the Trust, since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment and regulatory matters.
Daniel Pavelich. Mr. Pavelich has served as a Director of PFI and PVC since 2007 and as a Trustee of the Trust since 2014. From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds. From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996. Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.
Interested Directors
Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2014. From 2001 - 2015, Mr. Beer served as Executive Vice President of PFI and PVC. Mr. Beer also served as Executive Vice President (2008-2015), Chief Operating Officer (2008-2015) and director of PMC. Mr. Beer has also served as the President and a director of Princor and PSS. Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.
Nora M. Everett. Ms. Everett has served as a Director of PFI and PVC since 2008 and as a Trustee of the Trust since 2014. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.
Risk oversight forms part of the Board's general oversight of PFI and is addressed as part of various Board and Committee activities. As part of its regular oversight of PFI, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PFI's Chief Compliance Officer, the independent registered public accounting firm for PFI, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PFI. The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PFI's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PFI's compliance program and reports to the Board regarding compliance matters for PFI and its principal service providers. In addition, as part of the Board's periodic review of PFI's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PMC valuation committee comprised of PFI officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PFI's shares.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PFI faces.
Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the "Fund Complex” refers to all series of Principal Funds, Inc. (including those not contained in this SAI), Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds.
15(c) Committee
The Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials. The 15(c) Committee held five meetings during the last fiscal year.

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Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held six meetings during the last fiscal year.
Executive Committee
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.
Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 655 9th Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held eight meetings during the last fiscal year.
Operations Committee
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.
Management Information
The following table presents certain information regarding the Directors of PFI, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are "interested persons” (as defined in the 1940 Act) of PFI (the "Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the investment companies sponsored by Principal Life Insurance Company ("Principal Life”): PFI, Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds.

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The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 655 9th Street Des Moines, IA 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	119	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 655 9th Street Des Moines, IA 50392 1951	Director Member Audit Committee	Since 2012	Retired	119	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.

Craig Damos 655 9th Street Des Moines, IA 50392 1954	Director Member 15(c) Committee Member Audit Committee	Since 2008	President, The Damos Company (consulting services). Formerly Chairman/CEO/ President and Vertical Growth Officer, and The Weitz Company (general construction)	119	Hardin Construction

Mark A. Grimmett 655 9th Street Des Moines, IA 50392 1960	Director Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	119	None

Fritz S. Hirsch 655 9th Street Des Moines, IA 50392 1951	Director Member 15(c) Committee Member Operations Committee	Since 2005	CEO, MAM USA (manufacturer of infant and juvenile products). Formerly President, Sassy, Inc. (manufacturer of infant and juvenile products)	119	Focus Products Group (housewares)

Tao Huang 655 9th Street Des Moines, IA 50392 1962	Director Member 15(c) Committee Member Operations Committee	Since 2012	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	119	Armstrong World Industries, Inc. (manufacturing)

William C. Kimball 655 9th Street Des Moines, IA 50392 1947	Director Member Nominating and Governance Committee	Since 2000	Partner, Kimball – Porter Investments L.L.C.	119	Casey's General Stores

Karen ("Karrie”) McMillan 655 9th Street Des Moines, IA 50392 1961	Director Member Operations Committee	Since 2014	Managing Director, Patomak Global Partners, LLC. Formerly, General Counsel, Investment Company Institute*	119	None

Daniel Pavelich 655 9th Street Des Moines, IA 50392 1944	Director Member Audit Committee	Since 2007	Retired	119	None
* Ms. McMillan served as an officer of the Investment Company Institute, a national association of U.S. investment companies. Appendix A provides information about the members of the Investment Company Institute’s Board of Governors who are affiliates of the Funds’ investment advisors.

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The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation ("PMC," "Principal” or the "Manager”), Principal Funds Distributor, Inc. ("PFD” or "the "Distributor”) and/or the Fund’s principal underwriter, or Princor Financial Services Corporation ("Princor”), the Fund’s former principal underwriter.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer Des Moines, IA 50392 1961	Chief Executive Officer President Director Member Executive Committee	Since 2015 Since 2015 Since 2012 Since 2001	Executive Vice President, PFD VP/Mutual Funds & Broker Dealer, PLIC Director, PMC President & Chief Executive Officer, PMC (since 2015) EVP/Chief Operating Officer, PMC (2008-2015) Director, Princor President, Princor (2005-2015) Director, PSS (since 2011) President, PSS (since 2011)	119	None

Nora M. Everett Des Moines, IA 50392 1959	Chair Director Member Executive Committee	Since 2012 Since 2008	Director, Edge (2008-2011) Director, Finisterre (since 2011) Director, Origin (since 2011) Chairman, PFA (since 2010) Chairman, PFD (since 2011) Senior Vice President/RIS, PLIC (2008-2015) President/RIS, PLIC (since 2015) Chairman, PMC (since 2011) President, PMC (2008-2015) Chairman, Princor (since 2011) Chief Executive Officer, Princor (2009-2015) Chairman, PSS (since 2011)	119	None
**   Abbreviations used:
      •     Edge Asset Management, Inc. (Edge)
      •     Finisterre Capital LLP (Finisterre)
      •     Origin Asset Management LLP (Origin)
•     Principal Financial Advisors, Inc. (PFA)
      •     Princor Financial Services Corporation (Princor)
      •     Principal Funds Distributor, Inc. (PFD)
      •     Principal Life Insurance Company (PLIC)
      •     Principal Management Corporation (PMC)
      •     Principal Shareholder Services, Inc. (PSS)
Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer Des Moines, IA 50392 1961	Chief Executive Officer (since 2015) President (since 2015) Director (since 2012) Member Executive Committee
Executive Vice President, PFD
VP/Mutual Funds & Broker Dealer, PLIC
Director, PMC
President & Chief Executive Officer, PMC (since 2015)
EVP/Chief Operating Officer, PMC (2008-2015)
Director, Princor
President, Princor (2005-2015)
Director, PSS (since 2011)
President, PSS (since 2011)

Randy L. Bergstrom Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

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Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Tracy Bollin Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Chief Financial Officer, PFA (since 2010)
Assistant Controller, PFD (2007-2010)
Chief Financial Officer, PFD (since 2010)
Chief Financial Officer, PMC (since 2010)
Financial Controller, PMC (2008-2010)
Assistant Controller, Princor (2009-2010)
Chief Financial Officer, Princor (since 2010)
Assistant Controller, PSS (2007-2010)
Chief Financial Officer, PSS (since 2010)

David J. Brown Des Moines, IA 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PFD Vice President/Compliance, PLIC Senior Vice President, PMC Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Des Moines, IA 50392 1963	Treasurer (since 2011)
Vice President/Treasurer, Edge (since 2011)
Vice President/Treasurer, PFA (since 2011)
Vice President/Treasurer, PFD (since 2011)
Vice President/Treasurer, PGI (since 2011)
Vice President/Treasurer, PLIC (since 2011)
Vice President/Treasurer, PMC (since 2011)
Vice President/Treasurer, Post (since 2011)
Vice President/Treasurer, Principal-REI (since 2011)
Vice President/Treasurer, Princor (since 2011)
Vice President/Treasurer, PSS (since 2011)
Treasurer, Spectrum (since 2011)

Nora M. Everett Des Moines, IA 50392 1959	Chair (since 2012) Director (since 2008) Member Executive Committee
Director, Edge (2008-2011)
Director, Finisterre (since 2011)
Director, Origin (since 2011)
Chairman, PFA (since 2010)
Chairman, PFD (since 2011)
Senior Vice President/RIS, PLIC (2008-2015)
President/RIS, PLIC (since 2015)
Chairman, PMC (since 2011)
President, PMC (2008-2015)
Chairman, Princor (since 2011)
Chief Executive Officer, Princor (2009-2015)
Chairman, PSS (since 2011)

Ernest H. Gillum Des Moines, IA 50392 1955	Vice President (since 2000) Assistant Secretary (since 1993)	Vice President/Chief Compliance Officer, PMC Vice President/Chief Compliance Officer, PSS

Carolyn F. Kolks Des Moines, IA 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Jennifer A. Mills Des Moines, IA 50392 1973	Assistant Counsel (since 2010)	Counsel, PFD (2009-2013) Counsel, PLIC Counsel, PMC (2009-2013, 2014-present) Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)

Layne A. Rasmussen Des Moines, IA 50392 1958	Chief Financial Officer (2008-2014) Vice President (since 2005) Controller (since 2000)	Vice President/Controller-Principal Funds, PMC

Greg Reymann Des Moines, IA 50392 1958	Assistant Counsel (since 2014)
Assistant General Counsel, PLIC (since 2014)
VP, Chief Compliance Officer and Chief Risk Officer, TAM (2010-2012)
Assistant General Counsel, TAMG (2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Britney L. Schnathorst Des Moines, IA 50392 1981	Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

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Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Adam U. Shaikh Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Counsel, PFD (2006-2013) Counsel, PLIC Counsel, PMC (2007-2013, 2014-present) Counsel, Princor (2007-2013) Counsel, PSS (2007-2013)

Dan L. Westholm Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President/Treasury, PFA (since 2013)
Director-Treasury, PFA (2011-2013)
Assistant Vice President/Treasury, PFD (since 2013)
Director-Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC
Assistant Vice President/Treasury, PMC
Assistant Vice President/Treasury, Princor (since 2013)
Director-Treasury, Princor (2008-2009, 2011-2013)
Assistant Vice President/Treasury, PSS

Beth C. Wilson Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Vice President, PMC (2007-2013) Vice President, Princor (2007-2009)

Clint Woods Des Moines, IA 50392 1961	Counsel (since 2015) Assistant Counsel (2014)	Associate General Counsel, AEGON (2003-2012) Asst General Counsel, Asst Corp Secretary, Governance Officer, PLIC (since 2013)
**   Abbreviations used:
     •    AEGON USA Investment Management, LLC (AEGON)
•    Edge Asset Management, Inc. (Edge)
     •    Finisterre Capital LLP (Finisterre)
     •    Origin Asset Management LLP (Origin)
     •    Post Advisory Group, LLC (Post)
•    Principal Financial Advisors, Inc. (PFA)
     •    Princor Financial Services Corporation (Princor)
     •    Principal Funds Distributor, Inc. (PFD)
     •    Principal Global Investors, LLC (PGI)
     •    Principal Life Insurance Company (PLIC)
     •    Principal Management Corporation (PMC)
     •    Principal Real Estate Investors, LLC (Principal-REI)
     •    Principal Shareholder Services, Inc. (PSS)
     •    Spectrum Asset Management, Inc. (Spectrum)

•	Transamerica Asset Management, Inc. (TAM)

•	Transamerica Asset Management Group (TAMG)
The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2014. As of that date, Directors did not own shares of Funds not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A    $0
B    $1 up to and including $10,000
C    $10,001 up to and including $50,000
D    $50,001 up to and including $100,000
E    $100,001 or more

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Independent Directors (not Considered to be "Interested Persons")

Fund	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	Kimball	McMillan	Pavelich
Bond & Mortgage Securities	A	A	A	D	A	A	A	A	A
Diversified International	C	A	A	A	A	A	E	A	A
Equity Income	A	A	C	A	A	D	E	A	E
Global Diversified Income	A	E	E	A	D	A	E	A	A
Govt & High Quality Bond	A	A	D	D	A	A	A	A	A
High Yield	A	A	D	A	D	A	E	A	A
Income	A	A	D	D	C	A	A	A	A
Inflation Protection	A	A	A	D	A	A	A	A	A
International Emerging Markets	C	A	A	A	A	A	E	A	A
LargeCap Growth	A	A	A	A	A	A	D	A	A
LargeCap S&P 500 Index	A	A	A	C	A	A	A	A	A
MidCap	A	A	D	D	A	A	E	A	A
Money Market	A	A	A	C	A	A	C	A	A
Principal Capital Appreciation	C	A	A	A	A	A	E	A	C
Principal LifeTime 2010	A	A	A	E	A	A	A	A	A
Real Estate Securities	C	A	D	A	C	C	E	A	A
SAM Balanced	A	A	A	A	C	A	A	A	A
SAM Flexible Income	A	A	D	E	E	A	A	A	A
SAM Strategic Growth	A	A	A	A	A	A	E	A	A
Short-Term Income	A	A	A	D	A	A	E	A	A
SmallCap Blend	A	A	A	D	A	C	A	A	A
Tax-Exempt Bond	A	A	A	A	A	A	D	A	A
Total Fund Complex	E	E	E	E	E	E	E	A	E
Directors Considered to be "Interested Persons"

Fund	Beer	Everett
MidCap	C	A

Principal Funds, Inc. (through participation in an Employee benefit plan)	Beer	Everett
Diversified International	A	E
Equity Income	C	E
International Emerging Markets	C	D
LargeCap Growth I	C	A
LargeCap S&P 500 Index	C	A
MidCap	C	E
Money Market	B	A
Principal LifeTime 2030	B	A
Total Fund Complex	E	E
Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.
The following table provides information regarding the compensation received by the Independent Directors from the Funds included in this SAI and from the Fund Complex during the fiscal year ended October 31, 2014. On that date, there were 2 Funds (with a total of 117 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

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Director	The Funds In this SAI*	Fund Complex
Elizabeth Ballantine	$174,092	$209,000
Leroy T. Barnes, Jr.	$186,584	$224,000
Craig Damos	$194,918	$234,000
Mark A. Grimmett	$212,419	$255,000
Fritz Hirsch	$199,505	$239,500
Tao Huang	$185,343	$222,500
William C. Kimball	$181,583	$218,000
Karen ("Karrie") McMillan**	$44,578	$53,667
Daniel Pavelich	$203,986	$244,875

*	Some of the funds in this SAI have not completed a full year of operation. The Principal LifeTime Hybrid Funds have not completed a full fiscal year of operation.

**	Director’s appointment effective September 10, 2014.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is 655 9th Street, Des Moines, IA 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.
Principal provides investment advisory services with respect to 10-35% of the assets of the following Funds: LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, SmallCap Growth Fund I, and SmallCap Value Fund II.
Principal provides investment advisory services to each of the Principal LifeTime Funds directly, while engaging a Sub-Advisor to assist in managing those Funds.
Principal also provides investment advisory services to each of the Principal LifeTime Hybrid Funds directly.
The following Funds have adopted a special cash management program, which is executed by Principal: International I, LargeCap Blend II, LargeCap Growth I, LargeCap Growth II, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value III, Overseas, SmallCap Growth I, and SmallCap Value II.
Each Fund in the cash management program invests its cash in money market investments and in stock index futures contracts reflecting the Fund’s market capitalization to gain exposure to the market.
Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, Principal pays each Sub-Advisor a fee.

Sub-Advisor:
AllianceBernstein L.P. ("AllianceBernstein") is controlled by AXA, AXA Financial, Inc., AXA Equitable Life Insurance Company ("AXA Equitable"), and certain subsidiaries of AXA Equitable, which directly and indirectly represent a controlling economic interest in AllianceBernstein.

Fund(s):	a portion of the assets of SmallCap Growth I

Sub-Advisor:
American Century Investment Management, Inc. ("American Century") is a direct, wholly-owned subsidiary of American Century Companies, Inc. ("ACC").The Stowers Institute for Medical Research ("SIMR") controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization.

Fund(s):	a portion of the assets of LargeCap Growth II

Sub-Advisor:
Barrow, Hanley, Mewhinney & Strauss, LLC ("BHMS") is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of OM Asset Management plc ("OMAM"), a publicly-held company traded on the New York Stock Exchange.

Fund(s):	a portion of the assets of LargeCap Value III, a portion of the assets of MidCap Value III, and a portion of the assets of Overseas

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Sub-Advisor:
BlackRock Financial Management, Inc. (“BlackRock”) is a wholly owned subsidiary of BlackRock Holdco 2, Inc., which is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates manage investment company and other portfolio assets.

Fund(s):	Inflation Protection

Sub-Advisor:	Brown Advisory, LLC (“Brown”) is a wholly-owned subsidiary of Brown Advisory Management, LLC.

Fund(s):	a portion of the assets of LargeCap Growth I and a portion of the assets of SmallCap Growth I

Sub-Advisor:	Causeway Capital Management LLC (“Causeway”) is controlled by Sarah Ketterer and Harry Hartford, its controlling owners.

Fund(s):	a portion of the assets of Overseas

Sub-Advisor:
ClearBridge Investments, LLC (“ClearBridge”) is a wholly-owned subsidiary of Legg Mason, Inc., a diversified group of global asset management firms as well as a provider of distribution and client-service.  Legg Mason, Inc. was founded in 1899.

Fund(s):	a portion of the assets of LargeCap Blend II

Sub-Advisor:
Colonial First State Asset Management (Australia) Limited is 100% owned by Colonial First State Group Limited, which is a wholly-owned subsidiary of Commonwealth Bank of Australia (“CBA”). CBA was founded in 1911 and is Australia's largest bank by market capitalization and provides integrated financial services.

Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI, which is a member of the Principal Financial Group.

Fund(s):	LargeCap Growth, MidCap Growth and a portion of the assets of SmallCap Growth I

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”) is a privately-owned Massachusetts limited liability company. David Breazzano, the firm’s co-founder, President and Chief Investment Officer, is the largest equity owner and has voting control.  In addition, Mr. Breazzano serves as the sole manager of the LLC.  Anthony Ranaldi, the firm’s Executive Vice President and senior portfolio manager, is the second largest equity owner and may also be deemed a control person under applicable law.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Dimensional Fund Advisors LP (“Dimensional”) is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal Financial Group.

Fund(s):
Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management.

Fund(s):	a portion of the assets of SmallCap Growth I

Sub-Advisor:
Goldman Sachs Asset Management, L.P. ("GSAM") is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. The Goldman Sachs Group, Inc., founded in 1869, is a global financial services company that serves a variety of clients.

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Fund(s):    a portion of the assets of MidCap Value I

Sub-Advisor:
Guggenheim Partners Investment Management, LLC (“GPIM” or “Guggenheim”) was formed in 2012 by the consolidation of Guggenheim Investment Management, LLC (“GIM”), founded in 2001, with Guggenheim Partners Asset Management, LLC (“GPAM”), founded in 2005.  GPIM is controlled by Guggenheim Capital, LLC, a privately held financial services firm founded in 1999.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:
J.P. Morgan Investment Management Inc. ("J.P. Morgan") is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("J.P. Morgan"), a bank holding company. J.P. Morgan offers services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Fund(s):	a portion of the assets of High Yield I

Sub-Advisor:
Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") is a California corporation wholly-owned by its working principals. Thomas D. Stevens, Chairman and President, and Hal W. Reynolds, Chief Investment Officer, hold the controlling equity interest in the firm.

Fund(s):	a portion of the assets of MidCap Value I and a portion of the assets of SmallCap Value II

Sub-Advisor:
Neuberger Berman Fixed Income LLC (“Neuberger Berman”) is a direct subsidiary of Neuberger Berman Fixed Income Holdings LLC, and an indirect wholly owned subsidiary of Neuberger Berman Group LLC (“NBG”).

Fund(s):    a portion of the assets of High Yield I

Sub-Advisor:	Origin Asset Management LLP (“Origin”) is an indirect majority-owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	International Fund I

Sub-Advisor:	Post Advisory Group, LLC (“Post”) is an indirect majority owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):
Bond & Mortgage Securities, California Municipal, Diversified International, High Yield, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap, MidCap S&P 400 Index, Money Market, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime 2060, SmallCap Blend, SmallCap S&P 600 Index, Tax-Exempt Bond, a portion of the assets of Global Diversified Income, and a portion of the assets of MidCap Value III

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), is an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group.

Fund(s):	Global Real Estate Securities, Real Estate Securities, and a portion of the assets of Global Diversified Income

Sub-Advisor:
Robert W. Baird & Co. Incorporated (“Baird”) is owned directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned by Baird Holding Company (“BHC”). BHC is owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of Baird. Employees of Baird own substantially all of the outstanding stock of BFG.

Fund(s):    a portion of the assets of MidCap Growth III

55

Sub-Advisor:	Sawgrass Asset Management, LLC (“Sawgrass”), is 100% employee-owned. Dean McQuiddy and Brian K. Monroe, both co-founding principals of Sawgrass, each own more than 25% of the firm.
Fund(s):    a portion of the assets of LargeCap Growth Fund II

Sub-Advisor:	Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group.
Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:
Stone Harbor Investment Partners LP (“Stone Harbor”) is 100% employee owned. Stone Harbor Investment Partners GP LLC, Ship Capital Partners LP, and Peter John Wilby are control persons of Stone Harbor.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price") is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company.

Fund(s):	a portion of the assets of LargeCap Blend II and a portion of the assets of LargeCap Growth I

Sub-Advisor:
Tortoise Capital Advisors, L.L.C. (“Tortoise”) is wholly-owned by Tortoise Holdings, LLC. Montage Investments, LLC (“Montage”), a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC. Montage is wholly-owned by Mariner Holdings, LLC, a global financial services firm with affiliates focused on wealth and asset management. The remaining interests in Tortoise Holdings, LLC are held by certain Tortoise employees, including all managing directors.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Vaughan Nelson Investment Management, LP ("Vaughan Nelson") is a subsidiary of Natixis Global Asset Management, L.P.

Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:	W. H. Reaves & Co., Inc. (doing business as Reaves Asset Management) is employee owned and no employee owns 25% or more of the firm.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Westwood Management Corp. ("Westwood"), a New York corporation, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.
Fund(s):    a portion of the assets of LargeCap Value III

Sub-Advisor:
William Blair & Company, L.L.C. (“William Blair”) is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Brent W. Gledhill, Richard P. Kiphart, John C. Moore, Michelle R. Seitz, Arthur J. Simon, Jeffrey A. Urbina and Jon W. Zindel.

Fund(s):    a portion of the assets of MidCap Growth III

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Leadership Structure and Board of Directors” section.
Codes of Ethics
The Fund, Principal, each of the Sub-Advisors, and PFD have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal and each Sub-Advisor has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain

56

circumstances, the Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Fund's Board of Directors reviews reports at least annually regarding the operation of the Code of Ethics of the Fund, Principal, PFD, and each of the Sub-Advisors. The Codes are on file with, and available from, the SEC. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

Management Agreement
For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates. The management fee schedules for the Funds are as follows (expressed as a percentage of average net assets):

Fund	First $500 Million	Next $500 Million	Next $500 Million	Over $1.5 Billion
Inflation Protection	0.40%	0.38%	0.36%	0.35%
LargeCap Blend II	0.75	0.73	0.71	0.70
MidCap Growth	0.65	0.63	0.61	0.60
MidCap Growth III	1.00	0.96	0.94	0.92
MidCap Value III	0.65	0.63	0.61	0.60
SmallCap Blend	0.75	0.73	0.71	0.70
Tax-Exempt Bond	0.45	0.43	0.41	0.40

Fund	All Assets
Principal LifeTime Strategic Income	0.03%
Principal LifeTime 2010	0.03
Principal LifeTime 2015	0.03
Principal LifeTime 2020	0.03
Principal LifeTime 2025	0.03
Principal LifeTime 2030	0.03
Principal LifeTime 2035	0.03
Principal LifeTime 2040	0.03
Principal LifeTime 2045	0.03
Principal LifeTime 2050	0.03
Principal LifeTime 2055	0.03
Principal LifeTime 2060	0.03

Fund	All Assets
Principal LifeTime Hybrid Income	0.01%
Principal LifeTime Hybrid 2015	0.01
Principal LifeTime Hybrid 2020	0.01
Principal LifeTime Hybrid 2025	0.01
Principal LifeTime Hybrid 2030	0.01
Principal LifeTime Hybrid 2035	0.01
Principal LifeTime Hybrid 2040	0.01
Principal LifeTime Hybrid 2045	0.01
Principal LifeTime Hybrid 2050	0.01
Principal LifeTime Hybrid 2055	0.01
Principal LifeTime Hybrid 2060	0.01

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Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Bond & Mortgage Securities	0.55%	0.53%	0.51%	0.50%	0.48%	0.45%
Diversified International	0.90	0.88	0.86	0.85	0.83	0.80
Global Diversified Income	0.80	0.78	0.76	0.75	0.73	0.70
Global Real Estate Securities	0.90	0.88	0.86	0.85	0.84	0.83
High Yield I	0.65	0.63	0.61	0.60	0.59	0.58
International I	0.90	0.88	0.86	0.85	0.84	0.83
International Emerging Markets	1.20	1.18	1.16	1.15	1.14	1.13
LargeCap Growth I	0.66	0.64	0.62	0.61	0.60	0.59
LargeCap Growth II	0.89	0.87	0.85	0.84	0.83	0.82
LargeCap Value	0.45	0.43	0.41	0.40	0.39	0.38
LargeCap Value III	0.80	0.78	0.76	0.75	0.73	0.70
MidCap	0.65	0.63	0.61	0.60	0.59	0.58
MidCap Value I	1.00	0.98	0.96	0.95	0.94	0.93
Money Market	0.40	0.39	0.38	0.37	0.36	0.35
Overseas	1.10	1.08	1.06	1.05	1.04	1.03
Real Estate Securities	0.85	0.83	0.81	0.80	0.79	0.78
SmallCap Growth I	1.10	1.08	1.06	1.05	1.04	1.03
SmallCap Value II	1.00	0.98	0.96	0.95	0.94	0.93

Fund	First $1 billion	Over $1 billion
California Municipal	0.45%	0.40%

	First $250 million	Next $250 million	Over $500 million
Equity Income	0.60%	0.55%	0.50%

Fund	First $2 billion	Over $2 billion
Government & High Quality Bond	0.50%	0.45%

Fund	First $250 million	Over $250 million
High Yield	0.625%	0.50%

	First $2 billion	Next $1 billion	Over $3 billion
Income	0.50%	0.44%	0.43%

Fund	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Over $3 billion
LargeCap Growth	0.68%	0.65%	0.62%	0.58%	0.55%

Fund	All Assets
LargeCap S&P 500 Index	0.15%
MidCap S&P 400 Index	0.15
SmallCap S&P 600 Index	0.15

Fund	First $500 million	Next $500 million	Over $1 billion
Principal Capital Appreciation	0.625%	0.50%	0.375%

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Fund	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Next $1 billion	Next $1 billion	Next $9 billion	Over $14 billion
SAM Balanced*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
SAM Conservative Balanced*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Conservative Growth*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Flexible Income*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Strategic Growth*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
*Breakpoints are based on aggregate SAM Portfolio net assets.

Fund	First $200 million	Next $300 million	Over $500 million
Short-Term Income	0.50%	0.45%	0.40%
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, Principal is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with Principal, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. Accounting services customarily required by investment companies are provided to each Fund by Principal, under the terms of the Management Agreement. Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal, provides transfer agent services for Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Class shares, including qualifying shares of the Fund for sale in states and other jurisdictions. Principal is also responsible for providing certain shareholder and administrative services to the R-1, R-2, R-3, R-4 and R-5 share classes pursuant to a Service Agreement and an Administrative Services Agreement.

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Principal has contractually agreed to limit the Fund's expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by Principal are subject to reimbursement by the Funds through the fiscal year end, provided no reimbursement will be made if it would result in the Funds’ exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
Bond & Mortgage Securities	0.88%	1.75%	N/A	N/A	2/29/2016
California Municipal	N/A	N/A	N/A	0.60%	2/29/2016
Diversified International	N/A	2.08%	N/A	N/A	2/29/2016
Global Real Estate Securities	N/A	2.20%	N/A	N/A	2/29/2016
Government & High Quality Bond	0.88%	1.63%	N/A	N/A	2/29/2016
High Yield I	1.05%	N/A	N/A	N/A	2/29/2016
Inflation Protection	0.90%	1.65%	1.15%	N/A	2/29/2016
International Emerging Markets	1.75%	2.80%	N/A	N/A	2/29/2016
International I	1.45%	N/A	N/A	1.00%	2/29/2016
LargeCap Growth I	1.25%	N/A	N/A	N/A	2/29/2016
LargeCap S&P 500 Index	N/A	1.30%	N/A	N/A	2/29/2016
LargeCap Value	N/A	1.70%	N/A	N/A	2/29/2016
MidCap Growth	N/A	N/A	N/A	0.75%	2/29/2016
MidCap S&P 400 Index	N/A	N/A	N/A	0.25%	2/29/2016
MidCap Value III	1.30%	N/A	N/A	N/A	2/29/2016
Money Market	N/A	1.79%	N/A	N/A	2/29/2016
Principal LifeTime Strategic Income	0.41%	N/A	N/A	N/A	2/29/2016
Principal LifeTime 2010	0.41%	N/A	N/A	N/A	2/29/2016
Principal LifeTime 2020	0.41%	N/A	N/A	N/A	2/29/2016
Principal LifeTime 2030	0.41%	N/A	N/A	N/A	2/29/2016
Principal LifeTime 2040	0.41%	N/A	N/A	N/A	2/29/2016
Principal LifeTime 2050	0.41%	N/A	N/A	N/A	2/29/2016
Principal LifeTime 2060	N/A	N/A	0.41%	0.13%	2/29/2016
Principal LifeTime Hybrid Income	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2015	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2020	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2025	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2030	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2035	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2040	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2045	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2050	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2055	N/A	N/A	N/A	0.06%	2/29/2016
Principal LifeTime Hybrid 2060	N/A	N/A	N/A	0.06%	2/29/2016
Real Estate Securities	N/A	2.20%	N/A	N/A	2/29/2016
SAM Conservative Balanced	0.63%	1.38%	0.63%	N/A	2/29/2016
SmallCap Blend	1.35%	2.08%	N/A	0.80%	2/29/2016
SmallCap Growth I	N/A	N/A	1.50%	1.02%	2/29/2016
SmallCap Value II	1.45%	N/A	N/A	N/A	2/29/2016
Tax-Exempt Bond	N/A	1.60%	N/A	N/A	2/29/2016

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Contractual Limits on Total Annual Fund Operating Expenses
Fund	R-1	R-2	R-3	R-4	R-5	Expiration
Government & High Quality Bond	1.29%	1.16%	0.98%	0.79%	0.67%	2/29/2016
Principal LifeTime 2055	0.96%	0.83%	0.65%	0.46%	0.34%	2/29/2016
Principal LifeTime 2060	0.96%	0.83%	0.65%	0.46%	0.34%	2/29/2016
Principal LifeTime Hybrid Income	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2015	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2020	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2025	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2030	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2035	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2040	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2045	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2050	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2055	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Principal LifeTime Hybrid 2060	N/A	N/A	0.63%	N/A	0.32%	2/29/2016
Short-Term Income	1.30%	1.18%	0.99%	0.79%	0.68%	2/29/2016
SmallCap Growth I	1.88%	1.75%	1.57%	1.38%	1.26%	2/29/2016

Fund	R-6	Expiration
Global Real Estate Securities	0.94%	2/29/2016
Income	0.55%	2/29/2016
LargeCap Growth I	0.65%	2/29/2016
MidCap Value III	0.69%	2/29/2016
SmallCap Growth I	1.06%	2/29/2016
SmallCap Value II	1.01%	2/29/2016

In addition, Principal has contractually agreed to limit the expenses identified as “Other Expenses” related to certain share classes of certain of the Funds by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) at or below certain limits. The limits are expressed as a percent of average net assets on an annualized basis. The Other Expenses limits and the agreement terms are as follows:

Contractual Limits on Other Expenses
Fund	Class P	Expiration
Diversified International	0.20%	2/29/2016
Equity Income	0.20%	2/29/2016
Global Diversified Income	0.20%	2/29/2016
Global Real Estate Securities	0.20%	2/29/2016
Government & High Quality Bond	0.20%	2/29/2016
High Yield	0.20%	2/29/2016
Income	0.20%	2/29/2016
International Emerging Markets	0.20%	2/29/2016
International I	0.20%	2/29/2016
LargeCap Growth	0.20%	2/29/2016
LargeCap Growth I	0.20%	2/29/2016
LargeCap Value	0.20%	2/29/2016
MidCap	0.20%	2/29/2016
MidCap Value III	0.20%	2/29/2016
Principal Capital Appreciation	0.20%	2/29/2016
Real Estate Securities	0.20%	2/29/2016
Short-Term Income	0.20%	2/29/2016
SmallCap Blend	0.20%	2/29/2016
SmallCap Value II	0.20%	2/29/2016

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Principal has contractually agreed to limit certain of the Funds' management fees. The expense limit will reduce the Fund's Management Fees by the amounts listed below:

Contractual Fee Waivers
Fund	Waiver	Expiration
LargeCap Blend II	0.018%	2/29/2016
LargeCap Growth I	0.016%	2/29/2016
LargeCap Growth II	0.044%	2/29/2016
LargeCap Value III	0.012%	2/29/2016
MidCap Growth III	0.022%	2/29/2016
MidCap Value I	0.060%	2/29/2016
MidCap Value III	0.014%	2/29/2016
Overseas	0.030%	2/29/2016
SmallCap Growth I	0.072%	2/29/2016
SmallCap Value II	0.024%	2/29/2016
Principal has voluntarily agreed to limit certain of the Fund's expenses attributable to Class J shares by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the amounts specified below. The expense limit may be terminated at any time.

Fund	Class J
Bond & Mortgage Securities	0.99%
Short-Term Income	1.00%
Effective December 30, 2013, Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. This waiver is in place through February 29, 2016 and will reduce the Fund's Distribution Fees by 0.01%. It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.
For Government & High Quality Bond Fund:
The Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class A shares. The voluntary expense limit may be terminated at any time.
For Money Market Fund:
The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Class C shares. The expense limit may be terminated at any time.
Principal has voluntarily agreed to limit the Fund's expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.
Fees paid for investment management services during the periods indicated were as follows:

Management Fees for Periods Ended October 31 (amounts in thousands)
Fund	2014	2013	2012
Bond & Mortgage Securities	13,883	12,099	11,075
California Municipal	862	963	1,004
Diversified International	44,146	35,602	25,949
Equity Income	28,707	24,568	19,962
Global Diversified Income	63,649	52,869	28,468
Global Real Estate Securities	16,566	11,889	6,316
Government & High Quality Bond	8,562	9,482	9,009
High Yield	20,618	19,631	18,370

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Management Fees for Periods Ended October 31 (amounts in thousands)
Fund	2014		2013		2012
High Yield I	10,548		8,804		8,532
Income	12,669		11,961		9,740
Inflation Protection	3,690		3,279		3,081
International Emerging Markets	22,870		19,439		18,067
International I	4,328		8,044		10,770
LargeCap Blend II	4,908		7,496		7,586
LargeCap Growth	19,921		16,617		14,960
LargeCap Growth I	44,159		35,317		24,969
LargeCap Growth II	10,629		10,872		10,279
LargeCap S&P 500 Index	5,983		4,862		3,895
LargeCap Value	14,412		9,509		7,051
LargeCap Value III	20,297		6,828		7,904
MidCap	48,621		32,428		16,227
MidCap Growth	744		699		721
MidCap Growth III	14,427		14,649		14,232
MidCap S&P 400 Index	1,556		1,119		780
MidCap Value I	15,511		15,268		15,124
MidCap Value III	5,601		3,097		600
Money Market	4,274		4,581		4,804
Overseas	26,832		21,368		15,787
Principal Capital Appreciation	10,793		9,232		8,319
Principal LifeTime 2010	500		507		504
Principal LifeTime 2015	314		272		214
Principal LifeTime 2020	2,002		1,794		1,588
Principal LifeTime 2025	482		371		262
Principal LifeTime 2030	1,981		1,711		1,466
Principal LifeTime 2035	338		252		172
Principal LifeTime 2040	1,264		1,064		885
Principal LifeTime 2045	194		135		87
Principal LifeTime 2050	612		485		378
Principal LifeTime 2055	43		26		14
Principal LifeTime 2060	6		–	(1)	N/A
Principal LifeTime Hybrid 2015	—	(2)	N/A		N/A
Principal LifeTime Hybrid 2020	—	(2)	N/A		N/A
Principal LifeTime Hybrid 2025	—	(2)	N/A		N/A
Principal LifeTime Hybrid 2030	—	(2)	N/A		N/A
Principal LifeTime Hybrid 2035	—	(2)	N/A		N/A
Principal LifeTime Hybrid 2040	—	(2)	N/A		N/A
Principal LifeTime Hybrid 2045	—	(2)	N/A		N/A
Principal LifeTime Hybrid 2050	—	(2)	N/A		N/A
Principal LifeTime Hybrid 2055	—	(2)	N/A		N/A
Principal LifeTime Hybrid 2060	—	(2)	N/A		N/A
Principal LifeTime Hybrid Income	—	(2)	N/A		N/A
Principal LifeTime Strategic Income	237		238		220
Real Estate Securities	13,398		12,878		13,331
SAM Balanced	14,548		13,123		11,547
SAM Conservative Balanced	4,838		4,253		3,484
SAM Conservative Growth	9,770		8,735		7,813
SAM Flexible Income	5,937		5,308		4,250
SAM Strategic Growth	6,058		5,419		4,889
Short-Term Income	8,747		7,135		5,589

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Management Fees for Periods Ended October 31 (amounts in thousands)
Fund	2014	2013	2012
SmallCap Blend	3,875	3,092	2,423
SmallCap Growth I	20,455	17,613	14,679
SmallCap S&P 600 Index	1,566	1,061	760
SmallCap Value II	15,444	12,472	10,387
Tax-Exempt Bond	959	1,141	1,123

(1) Period from March 1, 2013, date operations commenced, through October 31, 2013.
(2) Period from September 30, 2014, date operations commenced, through October 31, 2014.
Sub-Advisory Agreements for the Funds
Funds for which Columbus Circle Investors (“CCI”) serves as Sub-Advisor. CCI is Sub-Advisor for each Fund identified in the table below. Principal pays CCI a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which CCI provides investment advisory services and which have the same investment mandate (e.g., large cap growth) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

Net Asset Value of Fund
Fund	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Next $500 million	Next $2.5 billion	Over $4.5 billion
LargeCap Growth	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

Net Asset Value of Fund
Fund	First $25 million	Next $75 million	Next $100 million	Next $100 million	Over$300 million
MidCap Growth	0.3916%	0.3133%	0.2643%	0.2252%	0.3427%

Net Asset Value of Fund
Fund	All Assets
SmallCap Growth I	0.50%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.
Funds for which Edge Asset Management, Inc. ("Edge") serves as Sub-Advisor. Edge is Sub-Advisor for each Fund identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.
In calculating the fee for a fund included in Table A, assets of all other funds included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the fund to arrive at net assets.
In calculating the fee for a fund included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g., high yield) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Table A Net Asset Value of Fund
Fund	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Government & High Quality Bond	0.1126%	0.0979%	0.0930%	0.0881%
Income	0.1126%	0.0979%	0.0930%	0.0881%
Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

64

	Table B Net Asset Value of Fund
Fund	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

Fund	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Principal Capital Appreciation	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Table C
Fund	Sub-Advisor Fee as a % of Net Assets
SAM Balanced	0.0416%
SAM Conservative Balanced	0.0416%
SAM Conservative Growth	0.0416%
SAM Flexible Income	0.0416%
SAM Strategic Growth	0.0416%
Funds for which Origin Asset Management, LLP (“Origin”) serves as Sub-Advisor. Origin is Sub-Advisor for each Fund identified in the table below. Principal pays Origin a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Origin provides investment advisory services and which have the same investment mandate (e.g., international equity securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
Fund	First $1 billion	Over $1 billion
International I	0.36%	0.33%
Funds for which Post Advisory Group, LLC ("Post") serves as Sub-Advisor. Post is a Sub-Advisor for the fund identified in the table below. Principal pays Post a fee, computed and paid monthly, at an annual rate as shown below.
In calculating the fee for the fund included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Post provides investment advisory services and which have the same investment mandate (e.g., high yield) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

Net Asset Value of Fund
Fund	All Assets
Global Diversified Income (high yield sleeve)	0.30%
Funds for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor. PGI is Sub-Advisor for each Fund identified below in Tables A, B, C, and D. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.
To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other Funds in Table A, are combined with any:

•	Principal Life unregistered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts),

•	Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds), and

•	assets of the Principal Variable Contracts Funds, Inc. - Balanced Account.
To calculate the fee for a Fund in Table B and Table D, the assets of the Fund are combined with assets sub-advised by PGI with the same investment mandate (e.g., midcap value) in

a)	Principal Life unregistered separate account sub-advised by PGI and

65

b)	Principal Life sponsored mutual fund sub-advised by PGI.

	Table A Net Asset Value of Fund
Fund	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Bond & Mortgage Securities	0.1126%	0.0979%	0.0930%	0.0881%

	Table B Net Asset Value of Fund
Fund	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Diversified International	0.3427%	0.2741%	0.1958%	0.1566%	0.1175%	0.0979%	0.0783%
LargeCap Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

Fund	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
MidCap	0.4016%	0.3233%	0.2743%	0.2352%	0.1862%	0.1373%	0.0883%
MidCap Value III	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend	0.4699%	0.3524%	0.2643%	0.2448%	0.2154%	0.1762%	0.1175%

Table C
Fund	Sub-Advisor Fee as a % of Net Assets
California Municipal	0.1000%
High Yield	0.2643%
International Emerging Markets	0.4895%
LargeCap S&P 500 Index	0.0147%
MidCap S&P 400 Index	0.0147%
Money Market	0.0734%
Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and Strategic Income	0.0300%
SmallCap S&P 600 Index	0.0147%
Tax-Exempt Bond	0.1000%

	Table D Net Asset Value of Specified Portion of the Global Diversified Income Fund
Portion of the Global Diversified Income Fund	First $500 million	Next $500 million	Over $1 billion
Global Value Equity	0.34%	0.27%	0.20%
Funds for which Principal Real Estate Investors, LLC (“Principal-REI”) serves as Sub-Advisor. Principal-REI is Sub-Advisor for each Fund identified in the table below. Principal pays Principal-REI a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for the funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Principal-REI provides investment advisory services and which have the same investment mandate (e.g., global real estate) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
Fund	First $1 billion	Next $500 million	Over $1.5 billion
Global Real Estate Securities	0.54%	0.48%	0.44%
Global Diversified Income (global real estate portion)	0.54%	0.48%	0.44%
Real Estate Securities	0.4895%	0.4405%	0.3916%

66

	Net Asset Value of Fund
Fund	First $200 million	Over $200 million
Global Diversified Income (CMBS portion)	0.30%	0.25%
Funds for which Spectrum Asset Management, Inc. (“Spectrum”) serves as Sub-Advisor. Spectrum is Sub-Advisor for each Fund identified in the table below. Principal pays Spectrum a fee, paid monthly, at an annual rate as shown below.
In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Spectrum provides investment advisory services and which have the same investment mandate (e.g., preferred securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
Fund	First $100 million	Next $150 million	Over $250 million
Global Diversified Income (preferred securities portion)	0.3427%	0.2937%	0.1958%
Funds with Other Sub-Advisors
In calculating the fee for each Fund, each Sub-Advisor, except J.P. Morgan and Neuberger Berman Fixed Income LLC, has agreed that, assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund for which the fee is being calculated, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in a Fund shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Fund and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Fund
Fund	First $600 million	Next $1.4 billion	Next $2.0 billion	All Remaining Assets
Global Diversified Income (call option overwriting portion) (Guggenheim)	0.14%	0.10%	0.08%	0.06%

Net Asset Value of Fund
Fund	All Assets
Global Diversified Income (high yield portion) (Guggenheim)	0.30%

	Net Asset Value of Fund
Fund	First $750 million*	Over $750 million
Global Diversified Income (high yield portion) (DDJ)	0.40%	0.35%
* If assets assigned to DDJ fall below $500 million during any period after June 30, 2013, the fee schedule will be 0.45% on all assets.

	Net Asset Value of Fund
Fund	First $200 million	Next $300 million	Over $500 million
Global Diversified Income (global infrastructure portion) (Colonial First State)	0.40%	0.30%	0.25%

	Net Asset Value of Fund
Fund	First $200 million	Next $550 million	Over $750 million
Global Diversified Income (global infrastructure portion) (Reaves Asset Management)	0.40%	0.30%	0.25%

67

	Net Asset Value of Fund
Fund	First $400 million	Over $400 million
Global Diversified Income (emerging market debt portion) (Stone Harbor)	0.45%	0.35%

	Net Asset Value of Fund
Fund	First $500 million	Over $500 million
Global Diversified Income (European high yield portion) (Stone Harbor)	0.35%	0.30%

	Net Asset Value of Fund
Fund	First $25 million	Next $25 million	Next $25 million	Next $25 million*	Assets of $100 million or more**
Global Diversified Income (MLP portion) (Tortoise)	1.00%	0.85%	0.75%	0.75%	0.625%
* During any period when the Fund’s Average Daily Net Assets equal or exceed $75 million, but are less than $100 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.75% on all assets.

** During any period when the Fund’s Average Daily Net Assets equal or exceed $100 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.625% on all assets.

Net Asset Value of Fund
Fund	All Assets
High Yield I (J.P. Morgan and Neuberger Berman Fixed Income)	0.30%

Average Daily Gross Assets
Fund	All Assets
Inflation Protection (BlackRock)	0.08%

	Net Asset Value of Fund
Fund	First $250 million	Next $250 million	Over $500 million
LargeCap Blend II (ClearBridge)	0.25%	0.20%	0.15%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $50 million	Next $200 million	Next $350 million	Next $400 million	Over $1 billion
LargeCap Blend II (T. Rowe Price)	0.40%	0.35%	0.30%	0.275%	0.275% on all assets
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.
T. Rowe Price has agreed to a voluntary sub-advisory fee waiver arrangement for those Principal Funds, Inc. and Principal Variable Contracts Funds Inc. series which it manages (“T. Rowe Series”) to the extent necessary to reduce the effective monthly subadvisory fees for the T. Rowe Series by the following percentages based on the combined average daily net assets of the T. Rowe Series: assets up to $1 billion – 2.5% fee reduction; assets between $1 billion and $2.5 billion – 5% fee reduction; assets between $2.5 billion and $5 billion – 7.5% fee reduction; assets over $5 billion – 10% fee reduction.

	Net Asset Value of Fund
Fund	First $100 million	Next $100 million	Over $200 million
LargeCap Growth I (Brown)	0.30%	0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

68

	Net Asset Value of Fund
Fund	First $250 million	Next $250 million	Next $500 million	First $1 billion	Assets Above $1 billion
LargeCap Growth I (T. Rowe Price)	0.40%	0.375%	0.350%	0.350%*	0.325%
* During any period when the Fund's Average Daily Net Assets equals or exceeds $1 billion, T. Rowe's fees as a percentage of average daily net assets shall be 0.350% on the first $1 billion in assets.
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

T. Rowe Price has agreed to a voluntary sub-advisory fee waiver arrangement for those Principal Funds, Inc. and Principal Variable Contracts Funds Inc. series which it manages (“T. Rowe Series”) to the extent necessary to reduce the effective monthly subadvisory fees for the T. Rowe Series by the following percentages based on the combined average daily net assets of the T. Rowe Series: assets up to $1 billion – 2.5% fee reduction; assets between $1 billion and $2.5 billion – 5% fee reduction; assets between $2.5 billion and $5 billion – 7.5% fee reduction; assets over $5 billion – 10% fee reduction.

	Net Asset Value of Fund
Fund	First $50 million	Next $200 million	Next $500 million	Over $750 million
LargeCap Growth II (American Century)	0.45%	0.40%	0.35%	0.30%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $300 million	Over $300 million
LargeCap Growth II (Sawgrass)	0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $300 million	Above $300 million
LargeCap Value III (BHMS)	0.23%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $200 million	Next $800 million	Over $1 billion
LargeCap Value III (Westwood)	0.30%	0.20%	0.18%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $600 million	Over $600 million
MidCap Growth III (Baird)	0.40%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $250 million	Next $250 million	Next $500 million	Over $1 billion
MidCap Growth III (William Blair)	0.50%	0.45%	0.35%	0.33%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $350 million	Over $350 million
MidCap Value I (GSAM)	0.46%	0.40%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Net Asset Value of Fund
Fund	All Assets
MidCap Value I (Los Angeles Capital)	0.30%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

69

	Net Asset Value of Fund
Fund	First $10 million	Next $15 million	Next $25 million	Next $50 million	Over $100 million
MidCap Value III (BHMS)	0.80%	0.60%	0.50%	0.40%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $350 million	Over $350 million
Overseas (BHMS and Causeway)	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $25 million	Next $75 million	Over $100 million
SmallCap Growth I (AllianceBernstein)	0.65%	0.60%	0.55%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $200 million	Next $200 million	Over $400 million
SmallCap Growth I (Brown)	0.50%	0.45%	0.40%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $200 million	Over $200 million
SmallCap Growth I (Emerald)	0.50%	0.45%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Net Asset Value of Fund
Fund	All Assets
SmallCap Value II (Dimensional)	0.50%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $100 million	Next $200 million	Over $300 million
SmallCap Value II (Los Angeles Capital)	0.50%	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Fund
Fund	First $100 million	Next $200 million	Over $300 million
SmallCap Value II (Vaughan Nelson)	0.50%	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

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Fees paid for Sub-Advisory services during the periods indicated were as follows:

Sub-Advisor Fees for Periods Ended October 31
Fund	2014	2013	2012
Bond & Mortgage Securities	$2,606,224	$2,312,838	$2,099,800
California Municipal	188,967	216,470	222,686
Diversified International	4,638,990	3,711,913	2,759,885
Equity Income	3,867,821	3,406,594	2,891,963
Global Diversified Income	34,016,909	27,087,927	14,561,992
Global Real Estate Securities	9,538,335	7,038,404	3,655,531
Government & High Quality Bond	1,693,255	1,875,901	1,780,470
High Yield	10,799,507	10,184,716	9,477,315
High Yield I	5,026,786	4,159,320	4,089,746
Income	2,550,816	2,406,136	1,907,221
Inflation Protection	750,742	669,504	633,562
International I	1,621,150	2,833,596	3,712,968
International Emerging Markets	9,482,459	7,995,811	7,479,559
LargeCap Blend II	1,347,220	1,870,567	1,917,014
LargeCap Growth	5,801,644	4,419,772	3,997,634
LargeCap Growth I	16,109,856	12,723,954	8,981,995
LargeCap Growth II	3,023,343	3,080,628	2,848,678
LargeCap S&P 500 Index	581,948	469,492	377,827
LargeCap Value	2,416,943	1,571,662	1,216,259
LargeCap Value III	4,512,567	1,454,783	1,571,517
MidCap	7,605,401	5,243,168	2,899,063
MidCap Growth	329,949	292,478	316,270
MidCap Growth III	5,025,898	5,735,260	5,444,773
MidCap S&P 400 Index	151,108	107,499	75,449
MidCap Value I	5,212,653	4,907,669	4,526,432
MidCap Value III	1,843,274	1,009,303	223,000
Money Market	798,796	850,580	905,027
Overseas	8,137,863	6,586,702	5,060,360
Principal Capital Appreciation	3,087,935	2,754,686	2,613,953
Principal LifeTime Strategic Income	236,955	237,459	218,475
Principal LifeTime 2010	499,841	506,540	503,196
Principal LifeTime 2015	311,994	268,683	210,963
Principal LifeTime 2020	1,995,842	1,779,181	1,576,651
Principal LifeTime 2025	477,018	364,007	257,464
Principal LifeTime 2030	1,972,352	1,693,311	1,454,114
Principal LifeTime 2035	334,457	246,773	168,507
Principal LifeTime 2040	1,257,752	1,051,007	877,246
Principal LifeTime 2045	191,481	131,966	84,826
Principal LifeTime 2050	608,347	477,272	373,567
Principal LifeTime 2055	41,788	24,936	13,980
Principal LifeTime 2060	5,501	65	-
Real Estate Securities	7,456,432	7,174,241	7,438,130
SAM Balanced	1,958,308	1,707,614	1,442,075
SAM Conservative Balanced	650,488	553,417	432,754
SAM Conservative Growth	1,315,279	1,135,512	977,391
SAM Flexible Income	797,772	690,580	528,000
SAM Strategic Growth	816,247	703,736	612,577
Short-Term Income	2,038,137	1,659,633	1,284,243
SmallCap Blend	1,112,086	928,975	752,641
SmallCap Growth I	8,502,136	7,178,977	5,987,240
SmallCap S&P 600 Index	152,358	150,205	73,743
SmallCap Value II	6,193,493	4,805,345	3,762,631
Tax Exempt Bond	213,548	256,171	248,085
71

Underwriting Fees for Periods Ended October 31, (amounts in thousands)
Fund	2014	2013		2012
Bond & Mortgage Securities	$60	$85		$111
California Municipal	40	69		25
Diversified International	176	167		180
Equity Income	366	422		363
Global Diversified Income	1,693	2,726		2,154
Global Real Estate Securities	71	81		25
Government & High Quality Bond	140	564		603
High Yield	228	381		556
High Yield I	13	6		—
Income	128	423		366
Inflation Protection	32	32		44
International Emerging Markets	137	181		182
International I	2	—		—
LargeCap Blend II	2	3		5
LargeCap Growth	210	211		204
LargeCap Growth I	59	16		14
LargeCap Growth II	3	2		1
LargeCap S&P 500 Index	199	139		103
LargeCap Value	122	137		117
LargeCap Value III	1	1		4
MidCap	446	907		724
MidCap Growth	2	2		1
MidCap Growth III	3	2		2
MidCap S&P 400 Index	12	9		6
MidCap Value I	3	2		3
MidCap Value III	23	2		2
Money Market	80	131		149
Principal Capital Appreciation	286	275		223
Principal LifeTime 2010	84	66		72
Principal LifeTime 2020	330	328		308
Principal LifeTime 2030	501	441		444
Principal LifeTime 2040	401	339		297
Principal LifeTime 2050	231	160		151
Principal LifeTime 2060	1	—	(a)	N/A
Principal LifeTime Strategic Income	38	38		41
Real Estate Securities	181	197		179
SAM Balanced	2,225	1,945		1,694
SAM Conservative Balanced	995	884		745
SAM Conservative Growth	1,459	1,197		1,091
SAM Flexible Income	1,156	1,048		667
SAM Strategic Growth	987	807		846
Short-Term Income	287	626		589
SmallCap Blend	182	154		117
SmallCap Growth I	5	1		3
SmallCap S&P 600 Index	14	15		14
SmallCap Value II	4	2		1
Tax-Exempt Bond	40	89		86

(a) Period from March 1, 2013, date operations commenced, through October 31, 2013.
Custodian
The custodian of the portfolio securities and cash assets of the Funds is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.

72

INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries.
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
In addition to payments pursuant to 12b-1 plans, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. In some situations the Fund will reimburse Principal or its affiliates for making such payments; in others the Fund may make such payments directly to intermediaries.
For Classes R-1, R-2, R-3, R-4 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in the prospectus as Other Expenses. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary.
In addition, Principal or its affiliates may pay, without reimbursement from the Fund, compensation from their own resources, to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
The amounts paid to intermediaries may vary, and may vary by share class and by fund.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor's goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by fund and by share class.
The payments described above are not made for Class R-6 shares.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses. Other compensation may be paid to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.
The payments described in this SAI may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in the prospectus. Ask your Financial Professional about any fees and commissions they charge.
Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.
As of December 19, 2014, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than sales charges, Rule 12b-1 fees and Expense Reimbursement) include, but are not necessarily limited to, the following:

401(k) Advisors, Inc.	Merrill Lynch
ACS HR Solutions LLC	Meridien Financial Group Inc.

73

Access Financial Group, Inc.	Mesirow Financial Inc.
ADP Retirement Services	MetLife Securities, Inc.
AFA Financial Group LLC	MHA Insurance Agency Inc.
AIG Advisor Group	MidAtlantic Capital Corporation
AIG SunAmerica Life	Middlegate Securities LTD
American Century Investments	MML Investors Services Inc.
American General Life Insurance	Morgan Keegan & Co.
American Investors Co	Morgan Stanley
American Portfolios Financial Services	MSCS Financial Services
Ameriprise Financial Services	Multi-Financial Securities Corp.
Ameritas Investments Corp	Mutual Securities, Inc.
ASAE Services, Inc.	Mutual Service Corporation
Ascensus	National Financial Services
AssetMark Trust Company	National Planning Corp.
AXA Advisors, LLC	National Planning Holdings
Bedminster Financial Group Ltd.	Nationwide Investment Services Corp
Benefit Plan Administrators	NBC Securities Inc.
Benefit Solutions	New England Securities
Blue Prairie Group	New York Life
Cadaret, Grant & Company, Inc	New York State Deferred Compensation Plan
Cambridge Investment Research Inc.	Newport Group, The
Cammack Larhette Brokerage Inc.	Newport Retirement Plan Services
Cantella & Co. Inc.	Next Financial Group
Capital Investment Brokerage, Inc.	NFP Adivsor Services, LLC
Capital Management Services, Inc.	NFP Securities, Inc.
CBIZ Financial Solutions, Inc.	NGC Financial, LLC
Centaurus Financial Inc.	NHA Insurance Agency, Inc.
CEROS Financial Services, Inc.	Northwestern Mutual Investment Services
Cetera Advisor Networks LLC	NRP Financial, Inc.
Cetera Advisors LLC	NYLife Distributors LLC
Cetera Financial Group	OneAmerica Securities, Inc.
Cetera Financial Specialists LLC	Ogilvie Security Advisors Corp.
Cetera Investment Services LLC	Packerland Brokerage Services, Inc.
Charles Schwab & Co.	Park Avenue Securities
Charles Schwab Trust Company	Pershing
Chase Investment Services Corp.	Plan Administrators, Inc.
Citibank, Inc.	Plexus Financial Services, LLC
Citigroup Global Markets Inc.	PRIMEVEST Financial Services, Inc.
Colony Park Financial Services, Inc.	Principal Life Insurance Company
Comerica Retirement Services	Princor Financial Services Corp
Comerica Securities Inc.	ProEquities, Inc.
Commonwealth Financial Network	Prudential Investment Management Services
Comprehensive Asset Management and Servicing Inc.	Prudential Retirement Services
Compusys (Texas)	Putnam Investors Services
Cornerstone Wealth Management	Quest Capital Strategies Inc.
CPI Qualified Consultants	Questar Capital Corporation
CV Brokerage Inc.	Raymond James & Associates, Inc.
D.A. Davidson & Co.	Raymond James Financial Services, Inc.
Daily Access Corporation	RBC Capital Markets Corp.
Digital Retirement Solutions	Reliance Trust Company
Edward Jones	Robert W. Baird & Co.
Elliott Davis Brokerage Services LLC	RolloverSystems, LLC
ePlan Services, Inc.	Royal Alliance Associates, Inc.
Equity Services Inc.	Royal Securities Co.
Evolve Securities Inc.	SagePoint Financial, Inc.
Executive Wealth Management	Scott & Stringfellow Inc.
Expert Plan	Scottrade
Farmers Financial Solutions	Searle & Co.

74

Federated Securities, Inc.	Securian Financial Services
Fidelity Brokerage Services	Securities America, Inc.
Fidelity Investment Institutional Operations Co.	Securities Service Network, Inc.
Financial Data Services	Security Benefit
Financial Network Investment Corp.	Sentinel Securities Inc.
Financial Telesis Inc.	Sigma Financial Corp
Fintrust Brokerage Services LLC	Signator Investors, Inc.,
First Allied Securities	SII Investments, Inc.
First Clearing LLC	Soltis Investment Advisors, Inc.
First Heartland Capital Inc.	Southeast Investments N.C., Inc.
Foothill Securities, Inc	Southwest Securities
Fortune Securities Inc.	Standard Insurance Company
FSC Securities Corporation	Standard Retirement Services
G.A. Repple & Company	Stifel Nicolaus & Company, Inc.
Genesis Employee Benefit	Stock Yards Bank & Trust Company
Geneos Wealth Management, Inc.	Summit Brokerage Services, Inc.
Genworth Financial Securities Corp.	Sunset Financial Services Inc.
Girard Securities, Inc	Support Services Financial Advisors Inc.
Great-West Financial Retirement Plan Services, LLC	Symetra Investment Services Inc.
GWFS Equities, Inc.	T. Rowe Price Retirement Plan Services
H Beck Inc.	TD Ameritrade Inc.
Harbor Financial Services LLC	TD Ameritrade Trust Company
Hartford Securities	Ten Capital Investment Advisors
Hewitt Financial Services, LLC	TIAA-CREF
HighTower Securities, LLC	Transamerica Financial Advisors, Inc.
Huntington Investment Company, The	Triad Advisors, Inc.
ICMA-Retirement Corp.	Truenorth Securities Inc.
ING Financial Partners Inc.	Trust Company of America
Intersecurities Inc.	TruSource
Invest Financial Corp.	Trustcore Investments Inc.
Investacorp Inc.	UBS Financial Services, Inc.
Investment Center, The	United Planners Financial Services of America
Investment Centers of America, Inc.	US Bancorp Investments
Janney Montgomery Scott	USA Financial Securities Corp.
JJB Hilliard WL Lyons, Inc.	USI Securities Inc.
JP Morgan Chase, NA	UVEST Financial Services
JP Morgan Clearing	VALIC Retirement Services Company
J.P. Morgan Securities, Inc.	Valmark Securities Inc.
KMS Financial Services Inc.	Vanguard Brokerage Services
Leaders Group, Inc., The	Vanguard Group, The
Leumi Investment Services Inc.	Voya Financial Advisors, Inc.
Lincoln Financial Advisors	Voya Institutional Plan Services, LLC
Lincoln Financial Securities	VSR Financial Services, Inc.
Lincoln Investment Planning	Wayne Hummer Investments LLC
Lincoln Retirement Services Co.	Wells Fargo Advisors
Lockton Financial Advisors LLC	Wells Fargo Bank, N.A.
LPL Financial Corp. - UVEST	Wilmington Trust
LPL Financial Corporation	Wilmington Trust Retirement & Institutional Services
M Holdings Securities Inc.	Woodbury Financial Services
Massachusetts Mutual	Xerox (ACS) HR Solutions
Mercer HR Services	Young, Stovall & Co.
To obtain a current list of such firms, call 1-800-222-5852.

75

BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by Principal, or by the Fund's Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of Principal and of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, Principal or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor’s overall responsibilities to the accounts under its management. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended October 31, 2014 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

76

Fund	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Diversified International	$1,978,198,686	$2,279,903
Equity Income	1,326,981,872	1,205,865
Global Diversified Income	1,072,478,510	941,125
Global Real Estate Securities	311,850,177	352,394
International Emerging Markets	864,408,080	1,625,197
International I	237,190,592	89,548
LargeCap Blend II	269,961,773	112,803
LargeCap Growth	363,151,707	479,879
LargeCap Growth I	848,964,845	204,873
LargeCap Growth II	1,553,134,873	349,153
LargeCap S&P 500 Index	3,210,826	1,435
LargeCap Value	2,245,516,290	767,720
LargeCap Value III	508,114,902	308,450
MidCap	1,068,650,530	366,996
MidCap Growth	17,129,093	15,704
MidCap Growth III	712,754,960	323,626
MidCap S&P 400 Index	14,314,198	230
MidCap Value I	2,175,628,224	1,481,333
MidCap Value III	406,314,940	161,621
Overseas	11,780,307	1,061,143
Principal Capital Appreciation	364,466,384	247,984
Real Estate Securities	67,973,562	66,957
SmallCap Blend	166,343,706	174,817
SmallCap Growth I	1,238,171,281	764,123
SmallCap S&P 600 Index	5,079,024	981
SmallCap Value II	844,947,029	729,773
Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or Principal, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.
The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit a Fund's Sub-Advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be

77

significant over time, and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds may participate in a program through a relationship with Russell Implementation Services, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.
The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid For Periods Ended October 31
Fund	2014	2013	2012
Bond & Mortgage Securities	$709	$—	$—
Diversified International	9,480,539	9,151,581	6,600,874
Equity Income	1,358,468	1,639,185	1,903,351
Global Diversified Income	6,015,422	4,657,568	1,537,319
Global Real Estate Securities	2,170,514	2,063,633	2,242,289
High Yield	480	40,346	—
High Yield I	2,026	5,869	7,420
Inflation Protection	629	—	—
International Emerging Markets	8,600,506	7,686,387	6,487,880
International I	941,068	1,301,916	1,474,271
LargeCap Blend II	242,895	587,104	579,307
LargeCap Growth	3,028,494	3,346,602	2,600,317
LargeCap Growth I	1,718,329	1,637,549	1,513,901
LargeCap Growth II	627,331	618,679	575,364
LargeCap S&P 500 Index	39,675	28,595	42,269
LargeCap Value	5,664,651	4,151,700	3,390,178
LargeCap Value III	1,279,677	722,530	1,009,331
MidCap	2,077,335	2,401,053	2,032,241
MidCap Growth	297,526	415,944	416,323
MidCap Growth III	1,352,958	1,572,664	2,179,888
MidCap S&P 400 Index	39,255	40,472	28,721
MidCap Value I	1,686,754	2,125,242	1,817,185
MidCap Value III	843,161	901,749	89,268
Overseas	1,788,752	1,286,524	858,711
Principal Capital Appreciation	284,951	289,843	214,129
Real Estate Securities	621,325	1,115,722	1,319,187
SmallCap Blend	857,058	1,195,312	1,022,028
SmallCap Growth I	2,449,889	2,472,753	2,350,587
SmallCap S&P 600 Index	51,893	87,459	31,271
SmallCap Value II	1,174,602	1,449,998	1,243,582
The primary reasons for changes in several Funds' brokerage commissions for the three years were changes in Fund size; changes in market conditions; and changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
Brokerage commissions from the portfolio transactions effected for the Funds were paid to brokers affiliated with Principal or its Sub-Advisors for the fiscal years ended October 31 as follows:

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$3,667	0.04%	0.12%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	36,885	0.39%	0.76%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	813,823	8.58%	8.28%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	910	0.01%	0.04%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	560,548	5.91%	4.84%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	889,681	9.38%	11.18%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	18,787	0.20%	0.37%

78

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Total			$2,324,300	24.52%	25.59%
Equity Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$364,465	26.83%	17.00%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	8,002	0.59%	0.27%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	25,876	1.90%	2.19%
	Baird Investment Management	Robert W. Baird & Co.	14,584	1.07%	1.81%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	89,230	6.57%	7.37%
Total			$502,157	36.96%	28.64%
Global Diversified Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$129,066	2.15%	2.48%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	12,746	0.21%	0.07%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	433,287	7.20%	3.20%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	10,891	0.18%	0.38%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	168,393	2.80%	1.48%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	341,442	5.68%	3.05%
	Mellon Capital Management Corporation	Pershing LLC	186	0.00%	0.00%
	Baird Investment Management	Robert W. Baird & Co.	43,747	0.73%	0.25%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	23,442	0.39%	0.57%
	Principal Financial Group	Spectrum Asset Management, Inc.	216,683	3.60%	1.98%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	9,182	0.15%	0.10%
Total			$1,389,068	23.09%	13.56%
Global Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$19,804	0.91%	1.62%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	157,415	7.25%	4.49%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	59,277	2.73%	4.11%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	99,148	4.57%	5.68%
	Baird Investment Management	Robert W. Baird & Co.	8,918	0.41%	0.42%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,931	0.18%	0.49%
Total			$348,493	16.06%	16.81%
High Yield I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$365	18.01%	10.46%
Total			$365	18.01%	10.46%
International Emerging Markets
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$975	0.01%	0.04%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	616,202	7.16%	7.45%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	5,074	0.06%	0.07%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	517,460	6.02%	6.69%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	727,987	8.46%	9.24%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,572	0.04%	0.11%
Total			$1,871,270	21.76%	23.61%
International I
	Cliffwater LLC	Commonwealth Australia Securities LLC	$
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	94,270	10.02%	14.07%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	78,945	8.39%	9.58%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,715	7.83%	4.85%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	289	0.03%	0.05%
	Goldman Sachs Asset Management, L.P.	Tora Trading Services, LLC	112	0.01%	0.01%
Total			$247,331	26.28%	28.57%

79

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
LargeCap Blend II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$17,128	7.05%	7.49%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	16,522	6.80%	4.95%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	23,857	9.82%	10.30%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	461	0.19%	0.14%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	21,003	8.65%	7.76%
	Baird Investment Management	Robert W. Baird & Co.	4,890	2.01%	1.14%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	4,995	2.06%	2.01%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	582	0.24%	0.21%
Total			$89,437	36.82%	34.00%
LargeCap Growth
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$21,282	0.70%	1.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	14,676	0.48%	0.87%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	38,937	1.29%	1.38%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	157,200	5.19%	5.69%
	Baird Investment Management	Robert W. Baird & Co.	34,067	1.12%	1.51%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	17,063	0.56%	0.38%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	17,157	0.57%	1.44%
Total			$300,384	9.92%	12.47%
LargeCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$16,712	0.97%	0.74%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	53,347	3.10%	3.73%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	187,305	10.90%	8.16%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	2,024	0.12%	0.11%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	176,590	10.28%	8.70%
	Baird Investment Management	Robert W. Baird & Co.	26,553	1.55%	0.83%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	57,961	3.37%	2.76%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	42,346	2.46%	1.40%
Total			$562,837	32.75%	26.42%
LargeCap Growth II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$76,346	12.17%	6.60%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	62,890	10.03%	12.55%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	20,875	3.33%	2.62%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	47,431	7.56%	7.64%
	Baird Investment Management	Robert W. Baird & Co.	13,958	2.22%	1.10%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	47,225	7.53%	13.05%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	739	0.12%	0.07%
Total			$269,464	42.95%	43.62%
LargeCap S&P 500 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$1,917	4.83%	1.11%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	16,478	41.53%	45.14%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	351	0.89%	0.15%
Total			$18,746	47.25%	46.39%
LargeCap Value
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$488,553	8.62%	16.67%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	124,975	2.21%	3.42%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	16,432	0.29%	0.95%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	68,119	1.20%	2.21%

80

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	345,271	6.10%	4.33%
	Baird Investment Management	Robert W. Baird & Co.	162,295	2.87%	1.61%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	194,477	3.43%	4.81%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	36,814	0.65%	0.37%
Total			$1,436,938	25.37%	34.38%
LargeCap Value III
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	26,089	2.04%	2.59%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	35,138	2.75%	3.57%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	4,735	0.37%	0.26%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	52,865	4.13%	2.44%
	Baird Investment Management	Robert W. Baird & Co.	8,630	0.67%	0.47%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	43,024	3.36%	4.34%
Total			$170,481	13.32%	13.66%
MidCap
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$244,227	11.76%	19.13%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	252	0.01%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	133,148	6.41%	5.93%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	699	0.03%	0.09%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	54,092	2.60%	2.67%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	39,109	1.88%	1.71%
	Baird Investment Management	Robert W. Baird & Co.	29,174	1.40%	1.03%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	54,052	2.60%	2.85%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	6,013	2.89%	2.44%
Total			$614,765	29.59%	35.85%
MidCap Growth
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$1,616	0.54%	1.07%
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	145	0.05%	0.18%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,084	0.36%	0.13%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,736	0.58%	0.42%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,354	2.14%	1.65%
	Baird Investment Management	Robert W. Baird & Co.	6,291	2.11%	1.95%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	424	0.14%	0.13%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	4,065	1.37%	1.53%
Total			$21,715	7.30%	7.06%
MidCap Growth III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$17,538	1.30%	0.72%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	33,819	2.50%	1.57%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	16,536	1.22%	1.17%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	1,121	0.08%	0.06%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	40,443	2.99%	2.62%
	Baird Investment Management	Robert W. Baird & Co.	32,281	2.39%	1.09%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	6,423	0.47%	0.82%
	Mellon Capital Management Corporation	Westminster Research Associates LLC	113,220	8.37%	12.64%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	39,752	2.94%	1.40%
Total			$301,134	22.26%	22.09%

81

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
MidCap S&P 400 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$461	1.17%	0.92%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	25	0.06%	0.16%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	12	0.03%	0.05%
Total			$498	1.27%	1.14%
MidCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$17,641	1.05%	0.96%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	72,528	4.30%	3.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	39,755	2.36%	2.63%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	81,309	4.82%	5.19%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	651	0.04%	0.06%
	Baird Investment Management	Robert W. Baird & Co.	5,914	0.35%	0.22%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	33,150	1.97%	3.01%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	243	0.01%	0.01%
Total			$251,189	14.89%	15.54%
MidCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$151,299	17.94%	22.89%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	45,776	5.43%	3.39%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	248	0.03%	0.06%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	15,134	1.79%	2.58%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	42	0.00%	0.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	50,807	6.03%	5.81%
	Baird Investment Management	Robert W. Baird & Co.	14,531	1.72%	0.69%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	14,858	1.76%	1.33%
Total			$292,697	34.71%	36.75%
Overseas
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$5,633	0.31%	0.57%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	148,177	8.28%	11.97%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	91,601	5.12%	6.72%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	2,170	0.12%	0.10%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	91,174	5.10%	5.05%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	99,293	5.55%	3.15%
Total			$438,049	24.49%	27.57%
Principal Capital Appreciation
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$33,893	11.89%	13.02%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,849	0.65%	0.09%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	2,162	0.76%	1.34%
	Baird Investment Management	Robert W. Baird & Co.	10,776	3.78%	2.99%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,559	0.55%	1.00%
Total			$50,238	17.63%	18.44%
Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$17,273	2.78%	2.37%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	38,443	6.19%	6.05%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	151	0.02%	0.03%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	29,419	4.73%	4.76%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	23,608	3.80%	4.70%
	Baird Investment Management	Robert W. Baird & Co.	20,114	3.24%	2.97%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,108	0.18%	0.18%
Total			$130,116	20.94%	21.06%

82

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
SmallCap Blend
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$319	0.04%	0.01%
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	21,233	2.48%	3.34%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	67,674	7.90%	8.51%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	578	0.07%	0.11%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	60,581	7.07%	7.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	34,229	3.99%	4.17%
	Baird Investment Management	Robert W. Baird & Co.	20,069	2.34%	4.06%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	4,098	0.48%	1.05%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	313	0.04%	0.03%
Total			$209,094	24.40%	28.28%
SmallCap Growth I
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$9,210	0.38%	0.51%
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	6,005	0.25%	0.26%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	3,153	0.13%	0.11%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	93,117	3.80%	4.36%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	26,390	1.08%	2.23%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	125,416	5.12%	5.36%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	169,444	6.92%	5.96%
	Mellon Capital Management Corporation	Robert W. Baird & Co.	2,370	0.10%	0.01%
	Baird Investment Management	Robert W. Baird & Co.	46,893	1.91%	1.61%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	5,022	0.21%	0.22%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	34,975	1.43%	1.59%
Total			$521,995	21.31%	22.22%
SmallCap S&P 600 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$1,644	3.17%	3.24%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,811	16.98%	17.31%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	94	0.18%	0.49%
Total			$10,549	20.33%	21.03%
SmallCap Value II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$9,776	0.83%	0.53%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,126	0.61%	0.77%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	133	0.01%	0.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	209	0.02%	0.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	40,966	3.49%	2.08%
	Baird Investment Management	Robert W. Baird & Co.	622	0.05%	0.05%
Total			$58,832	5.01%	3.44%

83

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$8,395	0.09%	0.14%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	771,272	8.43%	8.87%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	34,056	0.37%	0.72%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	740,301	8.09%	8.10%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	659	0.01%	0.02%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	471,045	5.15%	4.79%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	38,502	0.42%	0.67%
Total			$2,064,230	22.56%	23.31%
Equity Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$431,774	26.34%	19.88%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	70,044	4.27%	2.75%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	135,704	8.28%	8.53%
Total			$637,522	38.89%	31.16%
Global Diversified Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$173,102	3.72%	3.67%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	10,398	0.22%	0.12%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	300,931	6.46%	4.25%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	7,711	0.17%	0.34%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	191,531	4.11%	3.08%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	162,070	3.48%	2.31%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	64,873	1.39%	1.28%
	Columbus Circle Investors Edge Asset Management, Inc. Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	158,407	3.40%	2.32%
Total			$1,069,023	22.95%	17.37%
Global Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$68,896	3.34%	7.51%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	505	0.02%	0.06%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	69,652	3.38%	3.05%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	6	0.00%	0.00%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	50,275	2.44%	3.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	29,645	1.44%	2.00%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	12,307	0.60%	0.91%
Total			$231,286	11.22%	16.93%

High Yield I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$487	8.31%	8.80%
Total			$487	8.31%	8.80%
International Emerging Markets
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$13,403	0.17%	0.50%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	505,530	6.58%	6.21%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	1,153	0.01%	0.06%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	522,887	6.80%	5.79%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	617,732	8.04%	8.14%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	20,346	0.26%	0.28%
Total			$1,681,051	21.86%	20.98%

84

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
International I
	Cliffwater LLC	Commonwealth Australia Securities LLC	$178	0.01%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	100,143	7.69%	8.54%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	43,697	3.36%	2.38%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	110,978	8.52%	10.32%
	Vaughan Nelson Investment Management, LP	Natixis Securities Americas LLC	676	0.05%	0.05%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	303	0.02%	0.03%
Total			$255,975	19.65%	21.33%
LargeCap Blend II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$36	0.01%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	45,718	7.79%	10.89%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	141,126	24.04%	25.77%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	297	0.05%	0.03%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	49,466	8.43%	4.63%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,909	1.69%	1.67%
Total			$246,552	42.01%	43.00%
LargeCap Growth
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$24,196	0.72%	1.10%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	12,473	0.37%	0.77%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	177,389	5.30%	6.81%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	19,416	0.58%	0.51%
Total			$233,474	6.97%	9.19%
LargeCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$358	0.02%	0.02%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	76,954	4.70%	5.93%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	162,481	9.92%	6.59%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	1,655	0.10%	0.18%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	138,786	8.48%	6.61%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	43,849	2.68%	2.94%
Total			$424,083	25.90%	22.27%
LargeCap Growth II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$55,532	8.98%	4.36%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	44,270	7.16%	9.64%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	15,089	2.44%	2.26%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,349	11.86%	13.10%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	29,977	4.85%	6.74%
Total			$218,217	35.29%	36.10%
LargeCap S&P 500 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$32	0.11%	0.07%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	182	0.64%	0.56%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	12,329	43.11%	45.88%
Total			$12,543	43.86%	46.51%
LargeCap Value
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$334,568	8.06%	11.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	226,278	5.45%	6.27%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	9,053	0.22%	0.50%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	100,430	2.42%	2.09%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	147,797	3.56%	5.41%

85

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	145,259	3.50%	5.31%
Total			$963,385	23.21%	30.79%
LargeCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$21,041	2.91%	1.79%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	471	0.07%	0.04%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,463	1.03%	0.75%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,336	0.32%	0.21%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	2,289	0.32%	0.16%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	42,577	5.89%	6.55%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	11,108	1.54%	1.34%
Total			$87,285	12.08%	10.84%
MidCap
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$92,078	3.83%	6.16%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	452	0.02%	0.01%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	104,017	4.33%	4.57%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	3,879	0.16%	0.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	38,357	1.60%	3.20%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	20,613	0.86%	1.20%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	32,614	1.36%	1.17%
Total			$292,010	12.16%	16.77%
MidCap Growth
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$5,669	1.36%	1.32%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	5,214	1.25%	1.41%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	19,473	4.68%	4.91%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	656	0.16%	0.09%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	779	0.19%	0.15%
Total			$31,791	7.64%	7.88%
MidCap Growth III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$227,939	14.49%	6.31%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	37,371	2.38%	2.88%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	76	0.00%	0.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,270	0.08%	0.10%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,294	4.66%	3.36%
	Neuberger Berman Fixed Income LLC	Jones & Associates	4,084	0.26%	0.13%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	40,272	2.56%	0.56%
Total			$384,306	24.43%	13.35%
MidCap S&P 400 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$369	0.91%	0.45%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,993	19.75%	19.84%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,596	11.36%	9.86%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	5,675	14.02%	13.06%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	58	0.14%	0.20%
Total			$18,691	46.18%	43.41%
MidCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$28,503	1.34%	1.56%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	77,803	3.66%	3.33%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	54,708	2.57%	3.42%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	99,561	4.68%	4.59%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	408	0.02%	0.01%

86

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	25,621	1.21%	1.64%
Total			$286,604	13.48%	14.55%
MidCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$89,200	9.89%	10.82%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	23,619	2.62%	2.67%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	730	0.08%	0.09%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	17,039	1.89%	3.33%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	235	0.03%	0.01%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	10,260	1.14%	1.51%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,713	1.08%	0.77%
Total			$150,796	16.73%	19.20%
Overseas
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$126,863	9.86%	8.70%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	102,113	7.94%	12.74%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	65,352	5.08%	6.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	59,526	4.63%	5.33%
	Mellon Capital Management Corporation	Pershing LLC	791	0.06%	0.13%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	13,525	1.05%	0.49%
Total			$368,170	28.62%	33.79%
Principal Capital Appreciation
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$13,756	4.75%	6.92%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	468	0.16%	0.16%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,393	2.21%	2.11%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	10,156	3.50%	5.77%
Total			$30,773	10.62%	14.96%
Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$149,220	13.37%	17.06%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	13,704	1.23%	1.66%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	745	0.07%	0.17%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	25,578	2.29%	5.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	32,870	2.95%	4.37%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	27,580	2.47%	2.79%
Total			$249,697	22.38%	31.45%
SmallCap Blend
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$41,959	3.51%	5.61%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	55,310	4.63%	4.26%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	647	0.05%	0.16%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	51,369	4.30%	5.43%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	43,956	3.68%	2.83%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	4,008	0.34%	0.52%
Total			$197,249	16.51%	18.81%
SmallCap Growth I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$10,683	0.43%	0.35%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	10,266	0.42%	0.33%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	77,861	3.15%	4.14%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	20,183	0.82%	1.41%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	139,144	5.63%	5.36%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	126,360	5.11%	4.80%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	21,350	0.86%	0.62%
Total			$405,847	16.42%	17.01%

87

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2013 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
SmallCap S&P 600 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$14,982	17.13%	16.61%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	12,712	14.53%	13.12%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	6,487	7.42%	7.47%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	81	0.09%	0.17%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15	0.02%	0.04%
Total			$34,277	39.19%	37.41%
SmallCap Value II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$147,811	10.19%	9.78%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	4,261	0.29%	0.25%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	17	0.00%	0.00%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	7,662	0.53%	0.66%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	66,492	4.59%	3.52%
Total			$226,243	15.60%	14.21%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Diversified International
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$34,510	0.52%	0.74%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	80,070	1.21%	1.37%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	748,876	11.35%	10.76%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	419,846	6.36%	4.49%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	494,420	7.49%	7.93%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	2,967	0.04%	0.04%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	438,744	6.65%	5.65%
	Mellon Capital Management Corporation	Pershing LLC	606	0.01%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	27,246	0.41%	0.61%
Total			$2,247,285	34.04%	31.60%
Equity Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$423,723	22.26%	20.32%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	10,760	0.57%	0.44%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,720	0.46%	0.72%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	66,511	3.49%	2.78%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	185,548	9.75%	8.15%
Total			$695,262	36.53%	32.41%
Global Diversified Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$98,562	6.41%	6.13%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	3,998	0.26%	0.18%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	68,813	4.48%	5.66%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	1,257	0.08%	0.21%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	64,543	4.20%	2.40%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	78,190	5.09%	5.06%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	3,626	0.24%	0.13%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	35,539	2.31%	2.24%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,112	0.20%	0.44%

88

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	Columbus Circle Investors Edge Asset Management, Inc. Principal Global Investors, LLC Principal Real Estate Investors, LLC Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	99,353	6.46%	6.05%
Total			$456,993	29.73%	28.50%
Global Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$97,406	4.34%	8.48%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	1,289	0.06%	0.08%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	112,592	5.02%	3.82%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	92	0.00%	0.01%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	27,668	1.23%	0.94%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	167,625	7.48%	6.61%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	868	0.04%	0.04%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	54,599	2.43%	1.92%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15,506	0.69%	1.17%
Total			$477,645	21.29%	23.07%
High Yield I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$392	5.28%	3.87%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	32	0.42%	0.26%
Total			$424	5.70%	4.13%
International Emerging Markets
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$8,315	0.13%	0.44%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	531,959	8.20%	7.96%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	514,647	7.93%	6.72%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	458,337	7.06%	7.19%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	670,871	10.34%	10.28%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	36,691	0.57%	0.56%
Total			$2,220,820	34.23%	33.15%
International I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$219,025	14.86%	15.16%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	125,957	8.54%	7.43%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	107,396	7.28%	7.82%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	1,480	0.10%	0.09%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	93,894	6.37%	5.10%
	Vaughan Nelson Investment Management, LP	Natixis Securities Americas LLC	32	0.00%	0.00%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	189	0.01%	0.01%
	Goldman Sachs Asset Management, L.P.	Tora Trading Services, LLC	247	0.02%	0.03%
Total			$548,220	37.18%	35.64%
LargeCap Blend II
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$45,573	7.87%	8.46%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	64,941	11.21%	11.74%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	219	0.04%	0.04%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	59,490	10.27%	11.99%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	47,905	8.27%	7.65%

89

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	21,546	3.72%	6.67%
Total			$239,674	41.38%	46.55%
LargeCap Growth
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$67,349	2.59%	1.37%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	18,074	0.70%	0.82%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	47,662	1.83%	1.83%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	297,236	11.43%	13.89%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	56,593	2.18%	1.74%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	15,841	0.61%	0.06%
Total			$502,755	19.34%	19.71%
LargeCap Growth I
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	$54,127	3.58%	5.75%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	118,708	7.84%	4.83%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	113,662	7.51%	6.41%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	91,665	6.05%	6.33%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	36,675	2.42%	2.29%
Total			$414,837	27.40%	25.61%
LargeCap Growth II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$56,776	9.87%	4.67%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	46,290	8.05%	9.25%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	17,705	3.08%	4.02%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	60,224	10.47%	9.50%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	45,630	7.93%	11.23%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	43,459	7.55%	10.52%
Total			$270,084	46.95%	49.19%
LargeCap S&P 500 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$15,082	35.68%	36.74%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	389	0.92%	0.13%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	14	0.03%	0.11%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	13,208	31.25%	31.00%
Total			$28,693	67.88%	67.98%
LargeCap Value
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$380,204	11.21%	15.83%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	134,066	3.95%	6.05%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	218	0.01%	0.05%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	7,842	0.23%	0.34%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	135,115	3.99%	5.14%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	55,151	1.63%	2.37%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	125,992	3.72%	4.69%
Total			$838,588	24.74%	34.47%
LargeCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$12,330	1.22%	0.93%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,618	0.85%	0.65%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	8,731	0.87%	0.90%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	9,233	0.91%	0.43%
90

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	2,520	0.25%	0.25%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	57,338	5.68%	6.66%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	24,360	2.41%	1.68%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	38,876	3.85%	5.25%
Total			$162,006	16.04%	16.75%
MidCap
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$145,672	7.17%	10.88%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	138	0.01%	0.03%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	43,019	2.12%	1.64%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	10,946	0.54%	1.28%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,907	0.14%	0.33%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	49,343	2.43%	3.10%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	33,397	1.64%	1.47%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	50,343	2.48%	3.29%
Total			$335,765	16.53%	22.02%
MidCap Growth
	Goldman Sachs Asset Management LP	BIDS Trading L.P.	$4,675	1.12%	1.81%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	5,724	1.37%	1.26%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	9,727	2.34%	2.13%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	24,774	5.95%	4.68%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	5,834	1.40%	1.47%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,858	0.45%	0.46%
Total			$52,592	12.63%	11.81%
MidCap Growth III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$332,764	15.27%	6.77%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	67,260	3.09%	3.75%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,456	0.11%	0.12%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	73,331	3.36%	3.64%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	80,050	3.67%	3.60%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	51,810	2.38%	3.99%
Total			$607,671	27.88%	21.87%
MidCap S&P 400 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$94	0.33%	0.40%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	34	0.12%	0.18%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	39	0.14%	0.23%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	18	0.06%	0.10%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	34	0.12%	0.12%
Total			$219	0.77%	1.03%
MidCap Value I
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$28,904	1.59%	1.71%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	54,862	3.02%	1.99%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	55,220	3.04%	3.78%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	108,324	5.96%	4.65%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	105,774	5.82%	5.72%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	1,507	0.08%	0.04%

91

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	37,311	2.05%	2.61%
Total			$391,902	21.56%	20.50%
MidCap Value III
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$14,240	15.95%	16.83%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	4,727	5.30%	6.80%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	160	0.18%	0.29%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,009	1.13%	0.96%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,308	7.07%	8.75%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	1,185	1.33%	1.50%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	894	1.00%	0.98%
	Mellon Capital Management Corporation	Westminster Research Associates LLC	354	0.40%	0.13%
Total			$28,877	32.36%	36.24%
Overseas
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$16,380	1.91%	1.73%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	41,485	4.83%	8.57%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	22,937	2.67%	1.94%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	51,381	5.98%	9.33%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Mitsubishi Securities Co.	3,136	0.37%	0.21%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	41,141	4.79%	4.12%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	10,640	1.24%	0.68%
Total			$187,100	21.79%	26.58%
Principal Capital Appreciation
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	6,810	3.18%	4.79%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,901	0.89%	1.24%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	4,163	1.94%	2.29%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	1,263	0.59%	0.43%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,782	4.57%	6.78%
Total			$45,784	20.59%	15.04%
Real Estate Securities
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$212,996	16.15%	22.19%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	25,508	1.93%	1.88%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	373	0.03%	0.03%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	123	0.01%	0.01%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	70,325	5.33%	6.04%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	12,134	0.92%	1.05%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	37,716	2.86%	2.50%
Total			$45,784	20.59%	15.04%
SmallCap Blend
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$39,745	3.89%	6.81%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	24,066	2.35%	2.77%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	169	0.02%	0.03%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	54,004	5.28%	3.97%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	24,908	2.44%	1.75%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	7,197	0.70%	0.75%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	5,763	0.56%	0.59%
Total			$155,852	15.24%	16.67%

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Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2012 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
SmallCap Growth I
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$11,256	0.48%	0.73%
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	28	0.00%	0.00%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	13,890	0.59%	0.53%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	76,233	3.24%	3.28%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	25,697	1.09%	2.13%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	185,020	7.87%	7.61%
	Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	143	0.01%	0.01%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	120,054	5.11%	4.54%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	129,946	5.53%	3.94%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	6,774	0.29%	0.44%
Total			$569,041	24.21%	23.21%
SmallCap S&P 600 Index
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$862	2.76%	4.21%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	5,238	16.75%	16.35%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	46	0.15%	0.33%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	22	0.07%	0.12%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	64	0.20%	0.26%
Total			$6,232	19.93%	21.27%
SmallCap Value II
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$6,942	0.56%	0.51%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	8,503	0.68%	0.66%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	181	0.01%	0.00%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	75,577	6.08%	4.13%
	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Morgan Stanley & Co., LLC	87,590	7.04%	4.65%
	Pyramis Global Advisors, LLC	National Financial Services, LLC	143	0.01%	0.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	8,517	0.68%	2.30%
Total			$187,453	15.06%	12.26%

Material differences, if any, between the percentage of a Fund's brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the Sub-Advisor has negotiated with the broker. Commission rates a Sub-Advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker's execution.
The following table indicates the value of each Fund's aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended October 31, 2014.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Bond & Mortgage Securities	Bank of America Corp	$43,641
	Citigroup Inc	12,593
	Deutsche Bank AG	1,810
	Goldman Sachs Group Inc/The	25,616
	Morgan Stanley	79,353
	Royal Bank of Scotland Group PLC	829
	UBS AG	20,430

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Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Equity Income	Morgan Stanley	136,765
Global Diversified Income	Bank of America Corp	90,573
	Bank of New York Mellon Corp/The	1,788
	Citigroup Inc	127,394
	Deutsche Bank AG	9,545
	Goldman Sachs Group Inc/The	2,823
	Morgan Stanley	260,688
	Nomura Real Estate Holdings	5,450
	Royal Bank of Scotland Group PLC	5,245
	UBS AG	70,676
Global Real Estate Securities	Morgan Stanley	27,797
	Nomura Real Estate Holdings	28,361
Government & High Quality Bond	Citigroup Inc	27,241
	Goldman Sachs Group Inc/The	31,598
	Morgan Stanley	17,939
High Yield	Citigroup Inc	17,450
	Deutsche Bank AG	11,060
	Morgan Stanley	8,055
High Yield I	Bank of America Corp	4,417
	Citigroup Inc	867
	Goldman Sachs Group Inc/The	53,408
	Royal Bank of Scotland Group PLC	9,189
Income	Bank of America Corp	28,297
	Citigroup Inc	20,433
	Goldman Sachs Group Inc/The	194,636
	Morgan Stanley	12,042
Inflation Protection	Bank of America Corp	1,542
	Goldman Sachs Group Inc/The	33,056
International Emerging Markets	Goldman Sachs Group Inc/The	192
International I	Goldman Sachs Group Inc/The	2,601
	Nomura Real Estate Holdings	5,525
LargeCap Blend II	Bank of America Corp	3,410
	Bank of New York Mellon Corp/The	854
	Citigroup Inc	13,044
	Goldman Sachs Group Inc/The	4,803
	Morgan Stanley	1,479
LargeCap Growth	Goldman Sachs Group Inc/The	30,546
	Morgan Stanley	85,058
LargeCap Growth I	Goldman Sachs Group Inc/The	39,036
	Morgan Stanley	61,097
LargeCap Growth II	Goldman Sachs Group Inc/The	9,507
LargeCap S&P 500 Index	Bank of America Corp	41,263
	Bank of New York Mellon Corp/The	10,431
	Citigroup Inc	37,679
	Goldman Sachs Group Inc/The	17,777
	Morgan Stanley	126,117
LargeCap Value	Bank of America Corp	99,903
	Goldman Sachs Group Inc/The	178,526
LargeCap Value III	Bank of America Corp	68,497
	Bank of New York Mellon Corp/The	2,177
	Citigroup Inc	39,745
	Goldman Sachs Group Inc/The	60,949

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Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
	Morgan Stanley	2,544
MidCap	Goldman Sachs Group Inc/The	19,214
MidCap Growth	Goldman Sachs Group Inc/The	2
MidCap Growth III	Goldman Sachs Group Inc/The	35,312
MidCap Value I	Goldman Sachs Group Inc/The	18,590
MidCap Value III	Goldman Sachs Group Inc/The	6,278
Money Market	Bank of America Corp	51,760
	Deutsche Bank AG	15,280
	Morgan Stanley	20,000
Overseas	Deutsche Bank AG	1,904
	Goldman Sachs Group Inc/The	20,235
	Nomura Real Estate Holdings	75
	UBS AG	35,319
Principal Capital Appreciation	Goldman Sachs Group Inc/The	12,411
Short-Term Income	Bank of America Corp	59,802
	Bank of New York Mellon Corp/The	11,063
	Citigroup Inc	44,562
	Goldman Sachs Group Inc/The	28,541
	Morgan Stanley	87,745
SmallCap Blend	Goldman Sachs Group Inc/The	9,167
SmallCap Growth I	Goldman Sachs Group Inc/The	31,167
SmallCap Value II	Goldman Sachs Group Inc/The	22,612
Allocation of Trades
By the Manager (“Principal”). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors (“PGI”) and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms' trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Principal provides investment advice to the Principal LifeTime Funds, and PGI assists Principal in managing the Principal LifeTime Funds. Principal provides investment advice for other funds of funds, too (for example the Principal LifeTime Hybrid Funds). Conflicts may arise in connection with the services Principal provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. Principal also provides investment advisory services to Funds that have multiple investment advisers (“Multi-Managed Funds”). These services include determining the portion of a Multi-Managed Fund's portfolio to be allocated to an adviser. Conflicts may arise in connection with the services Principal and PGI provide to the Principal LifeTime Funds, in connection with the services Principal provides to other funds of funds and Multi-Managed Funds, for the following reasons:

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•
Principal serves as the investment adviser to the underlying mutual funds in which the funds of funds invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which Principal LifeTime Funds may invest. This raises a potential conflict because Principal's or an affiliated company's profit margin may vary depending upon the underlying fund in which the funds of funds invest;

•
Principal or an affiliated person may serve as investment adviser to a portion of a Multi-Managed Fund. This raises a potential conflict because Principal's or an affiliated investment adviser's profit margin may vary depending on the extent to which a Multi-Managed Fund's assets are managed by Principal or allocated to an affiliated adviser.

•
A sub-advisor may determine that the asset class PFI has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PFI may place with the sub-advisor for management. When a sub-advisor for two or more PFI Funds imposes such a limit, Principal and/or the sub-advisor may need to determine which Fund will be required to limit its investment in the asset class and the degree to which the Fund will be so limited. Principal and the sub-advisor may face a conflict of interest in making its determination.

In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, Principal and /or PGI does the following:

•
Maintains a documented, systematic methodology for determining into which mutual funds the Principal LifeTime Funds and other funds of funds invest that does not give undue consideration to the impact to Principal, PGI, or affiliates.

•
Maintains a documented, systematic methodology for determining the portions of a Multi-Managed Fund to be allocated to a sub-adviser that does not give undue consideration to the impact to Principal or its affiliates;

•
Reminds its investment personnel who provide services to the Principal LifeTime Funds, other funds of funds, or Multi-Managed Funds of Principal's inherent conflicts of interest, and Principal's duties of loyalty and care as a fiduciary, and obtains a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and

•
Principal's Investment Oversight and Risk Committee monitors the services provided to the Principal LifeTime Funds, other funds of funds, and Multi-Managed Funds to ensure such services conform to the applicable investment methodology, that undue consideration is not given to Principal or its affiliates, and that such services reflect Principal's duties of loyalty and care as a fiduciary.

By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Fund's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments the Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM (Strategic Asset Management) Portfolios. Edge or an affiliate of Edge also serves as Sub-Advisor to some of the funds underlying the SAM Portfolios. Edge may, therefore, face conflicts of interest in fulfilling its responsibilities to the SAM Portfolios and underlying funds because Edge's profit margin may vary depending on the underlying funds in which the SAM Portfolios invest. Principal and Edge are committed to minimizing the potential conflict of interest.

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PURCHASE AND REDEMPTION OF SHARES
Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price and other share classes of the Funds are purchased at the net asset value ("NAV") per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in "Pricing of Fund Shares."
All income dividends and capital gains distributions, if any, on a Fund's Classes Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Classes A, C, J, and P shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Fund’s Board of Directors.
MidCap Fund
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on June 14, 2013 and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Fund will no longer be available for purchases from new investors except in limited circumstances.

•
Shareholders, including those in omnibus accounts, who own shares of the MidCap Fund as of June 14, 2013 (for retail investors, i.e., non-employer sponsored retirement plan investors) or August 15, 2013 (for employer sponsored retirement plan investors), may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.

•
Registered Investment Advisor (RIA) and bank trust firms that have an investment allocation to the MidCap Fund in a fee-based, wrap or advisory account, may continue to add new clients, purchase shares, and exchange into the MidCap Fund. The MidCap Fund will not be available to new RIA and bank trust firms.

•
Shareholders through accounts at private banks may continue to purchase shares and exchange into the MidCap Fund. Private banks that have an investment allocation to the MidCap Fund may add new clients. The MidCap Fund will not be available to private bank or private bank platforms not already investing in the MidCap Fund.

•
Shareholders in broker/dealer wrap or fee-based programs that have an investment allocation to the MidCap Fund may continue to purchase shares and exchange into the MidCap Fund. Existing broker/dealer wrap or fee-based programs may add new participants.

•
Shareholders in certain types of retirement plans (including 401(k)s, SEPs, SIMPLEs, 403(b)s, etc.) may continue to purchase shares and exchange into the MidCap Fund. New participants in these plans may elect to purchase shares of the MidCap Fund.

•	Retirement plans in transition as of the closure date will have until August 15, 2013, to fund any new accounts.

•	Investors who open a new IRA transfer or rollover account by the close of business on June 14, 2013, will have until August 15, 2013, to fund these accounts.

•
Shareholders within brokerage accounts may continue to purchase shares of the MidCap Fund; however, new brokerage accounts will not be permitted to begin investing in the MidCap Fund after June 14, 2013.

•	529 plans that include the MidCap Fund within their investment options may continue to purchase shares and exchange into the MidCap Fund.

•	Funds of funds, such as the SAM (Strategic Asset Management) Portfolios and Principal LifeTime Funds, may continue to invest in the MidCap Fund.

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Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Pricing of Fund Shares."
The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Exchanges Between Classes of Shares
Through your financial intermediary, in certain limited circumstances, you may become eligible to exchange shares of a Fund you own for shares of a different class of the same Fund, if you become eligible to purchase shares of such different class of the same Fund through your account with your financial intermediary. The following shows the permitted exchanges, subject to the conditions described herein:

Exchange From	Exchange To
Class A	Class P, Institutional
Class C	Class A, P, Institutional
Class P	Class A, C, Institutional
Class Institutional	Class A, C, P, R-6
Such same Fund exchanges between share classes are permitted subject to conditions including, but not limited to, the following:

•	You or your retirement plan sponsor must be eligible to purchase shares of the class into which the exchange is to occur;

•
Your financial intermediary or the retirement plan sponsor's financial intermediary must have an agreement with the underwriter or transfer agent of Principal Funds allowing the purchase of such share class for you;

•	The Fund must offer shares of such class of such Fund in your state or the state of the retirement plan sponsor;

•	In order to exchange into Class A shares, you must be eligible to purchase Class A shares with no initial sales charge;

•	Depending on the circumstances, for exchanges from Classes A and C shares there may be a contingent deferred sales charge in connection with the exchange; and

•
Any such exchange must be requested by your financial intermediary or retirement plan sponsor (with approval by the Distributor) and, except as otherwise approved by the Distributor, must result from either (i) the financial intermediary seeking to have shares of the Funds on their platform held in a particular share class, (ii) the share class becoming available to your financial intermediary or financial professional through a new relationship, or (iii) your retirement plan sponsor electing to have shares of the Funds offered as part of the plan investment options held in a particular share class.

If after purchasing Class P or Institutional shares you become ineligible to invest in Class P or Institutional shares, you may be permitted to exchange from Class P or Institutional shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.
You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions. Your ability to exchange between share classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your financial professional for more information.
While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax adviser regarding possible federal, state, local and foreign tax consequences.

98

PRICING OF FUND SHARES
Each Fund's shares are bought and sold at the current net asset value ("NAV") per share. Each Fund's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day; Martin Luther King, Jr. Day; Washington's Birthday/Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
For all Funds except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.
Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Commercial paper maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.
Money Market Fund
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds described above. All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

99

Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 60 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.
The Board of Directors has established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to Principal to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.
The Board of Directors has approved policies and procedures for Principal to conduct monthly stress testing of the Money Market Fund’s ability to maintain a stable net asset value per share.
TAX CONSIDERATIONS
Qualification as a Regulated Investment Company
The Funds intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC) by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as RICs, the Funds must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC for a given year. If a Fund fails to qualify as a regulated investment company for a particular year, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
International Funds
Some foreign securities purchased by the Funds may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income. Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after Dec. 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Special Tax Considerations for the California Municipal and Tax-Exempt Bond Funds (collectively the “Municipal Funds” or singly the "Fund")
The Municipal Funds also intend to qualify to pay "exempt-interest dividends" to their shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt municipal obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.
If a shareholder receives an exempt-interest dividend with respect to shares of the Fund held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Internal Revenue Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If legislation is enacted that eliminates or significantly reduces the availability of municipal obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.
PORTFOLIO HOLDINGS DISCLOSURE
The portfolio holdings of the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and any other fund that is a fund of funds, are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Fund’s portfolio on the www.principal.com website and on the www.principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. The Funds may also occasionally publish information on the websites concerning the removal, addition or change in weightings of Underlying Funds in which the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, or other funds of funds invest. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website. Principal Funds Money Market Fund also publishes on the website www.principal.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund's holdings. This information may be made available at any time (or without delay).

101

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)
Daily to the Fund's portfolio pricing services, Interactive Data Corporation, J.J. Kenny, Standard & Poor’s Securities Evaluations, Inc., Markit Partners, and J.P. Morgan PricingDirect, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies; and

5)	To the Fund's custodian, and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.
The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's or Principal’s Chief Compliance Officer ("CCO") must approve such disclosure, in writing before it occurs. The Fund currently has disclosure agreements with the following:

Abel Noser	Infinit Outsourcing
Advent	Investment Company Institute (ICI)
Advent Custodial Data (ACD)	Iron Mountain
Barclays Capital	ITG
Barra	JPMorgan Worldwide Securities Services
Black Mountain Systems	LexisNexis
Bloomberg	Lipper
BNY/Mellon Analytical Solutions	Market WSO Services
Broadridge Financial Solutions, Inc.	Mathias & Carr
Brown Brothers Harriman	Misys International Banking Systems, Inc.
Charles River Development	Morningstar, Inc.
Charles River Systems, Inc.	Omgeo LLC
Citigroup Global Transaction Services	Principal Global Investors, LLC
Compliance Science	RR Donnelley and Sons
Confidential Shredding	Russell Implementation Services
Confluence Technologies	Security APL
Cortland Capital Market Services LLC	SEI Global Services, Inc.
Credit Suisse	State Street Bank & Trust
Diversified Information Technologies, Inc.	State Street Investment Management Solutions
Eagle Investment Systems Corp.	SunGard Investment Management Systems
Electra Information Systems	SunGard Personal Trading System
Electra Securities & Reconciliation System	SunGard/Protogent PTA
Eze Castle Software LLC	Syntel Inc.
FactSet Research Systems Inc.	TriOptima
Financial Recovery Technologies (FRT)	Wilshire
Financial Tracking Technologies LLC	Wolters Kluwer
Global Link - GTSS	Yield Book
INDATA	Zeno Consulting Group

102

Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.
The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying funds in which the SAM Portfolios may invest to facilitate Edge's management of the SAM Portfolios. Edge may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM Portfolios.
The Fund may also disclose to PGI, non-public portfolio holdings information relating to the underlying funds in which the Principal LifeTime Funds may invest to facilitate PGI’s management of the Principal LifeTime Funds. PGI may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the Principal LifeTime Funds.
The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.
PROXY VOTING POLICIES AND PROCEDURES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Principal or to that Fund's Sub-Advisor, as appropriate. Principal and each Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.
The Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and SAM Portfolios invest in shares of other Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2014, is available, without charge, upon request, by calling 1-800-222-5852 or on the SEC website at http://www.sec.gov.
FINANCIAL STATEMENTS
The financial statements of the Fund at October 31, 2014, are incorporated herein by reference to the Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP (220 South Sixth Street, Suite 1400, Minneapolis, MN 55402), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.

103

GENERAL INFORMATION
MidCap S&P 400 Index Fund, LargeCap S&P 500 Index Fund, and SmallCap S&P 600 Index Fund Only. The Funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in these Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and Principal is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index which are determined, composed, and calculated by S&P without regard to Principal Life Insurance Company, Principal, or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, Principal or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index, or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX, OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, PRINCIPAL, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

104

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Control Persons
The following list identifies shareholders who own more than 25% of the voting securities of the Fund as of February 5, 2015. It is presumed that a person who owns more than 25% of the voting securities of a fund controls the fund. A control person could control the outcome of proposals presented to shareholders for approval. The information is listed in alphabetical order by fund.

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
BOND & MORTGAGE	27.60%	LIFETIME 2020 FUND	MARYLAND	PRINCIPAL FUNDS, INC.
SECURITIES		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CALIFORNIA MUNICIPAL	40.00%	JP MORGAN CLEARING CORP OMNIBUS	NEW YORK	JPMorgan Chase & Co.
		ACCT FBO CUSTOMERS
		3 CHASE METROTECH CENTER
		3RD FL MUTUAL FUND DEPT
		BROOKLYN NY 11245-0001

DIVERSIFIED INTERNATIONAL	39.28%	DELAWARE CHARTER GUARANTEE TRUST	DELAWARE	PRINCIPAL HOLDING
		CUST FBO LAWRENCE E SABIN JR		COMPANY, LLC (1)
		401(K) PLAN
		PO BOX 593
		MODESTO CA 95353-0593

EQUITY INCOME	32.68%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	PRINCIPAL HOLDING
		GOLD STAR ELECTRIC PPS		COMPANY, LLC (1)
		CHARLES P CHAMBERS
		PO BOX 231223
		ANCHORAGE AK 99523-1223

HIGH YIELD I	41.36%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO CHS CUSTOM TARGET DATE		COMPANY, LLC (1)
		FUND OF FUNDS SEP ACCTS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INFLATION PROTECTION	29.42%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS		COMPANY, LLC (1)
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	29.28%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	PRINCIPAL HOLDING
MARKETS		SUNRISE GOLF INC INDIV 401K PSP		COMPANY, LLC (1)
		FBO MARK A TANSEY
		2912 SPRING WATER DR
		TOLEDO OH 43617-1350

105

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
INTERNATIONAL I	80.01%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP BLEND II	66.39%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP GROWTH I	31.57%	PRINCIPAL LIFE INSURANCE CO	IOWA	BANKERS TRUST
		FBO PRINCIPAL FINANCIAL GROUP		(Privately held community
		ATTN: RIS NPIO TRADE DESK		bank)
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP GROWTH II	88.10%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LARGECAP S&P 500 INDEX	30.32%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	PRINCIPAL HOLDING
		MIDWEST DREAMS INC INDIV 401K		COMPANY, LLC (1)
		FBO DONALD EXLEY
		1010 KEY CIR
		CARTER LAKE IA 51510-1381

LIFETIME STRATEGIC	62.80%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
INCOME		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LIFETIME 2010	54.57%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVNG EXCESS PLAN		(Privately held
		FOR EES		community bank)
		ATTN MARK HARRISON
		453 7TH ST
		DES MOINES IA 50309-4110

LIFETIME 2015	52.54%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

106

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)

LIFETIME 2015	43.56%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LIFETIME 2020	57.10%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LIFETIME 2025	57.98%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

LIFETIME 2025	38.05%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LIFETIME 2030	58.22%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVNG EXCESS PLAN		(Privately held
		FOR EES		community bank)
		ATTN MARK HARRISON
		453 7TH ST
		DES MOINES IA 50309-4110

LIFETIME 2035	58.21%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

LIFETIME 2035	36.90%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

107

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
LIFETIME 2040	58.72%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

LIFETIME 2045	55.85%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

LIFETIME 2045	38.95%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

LIFETIME 2050	64.19%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVNG EXCPLAN INDV		(Privately held
		PLAN		community bank)
		ATTN MARK HARRISON
		453 7TH ST
		DES MOINES IA 50309-4110

LIFETIME 2055	64.48%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-N11
		DES MOINES IA 50392-9992

LIFETIME 2055	30.63%	DELAWARE CHARTER GUAR & TRUST CO	DELAWARE	PRINCIPAL HOLDING
		D/B/A PRINCIPAL TRUST COMPANY		COMPANY, LLC (1)
		CITY OF ANNAPOLIS
		RETIREE MEDICAL SAVINGS ACCOUNT
		1013 CENTRE RD
		WILMINGTON DE 19805-1298

LIFETIME 2060	76.04%	PRINCIPAL LIFE INSURANCE CO CUST	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-0001

108

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
MIDCAP GROWTH	39.25%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	PRINCIPAL HOLDING
		PAUL MANRING BUSINESS INDIV 401K		COMPANY, LLC (1)
		FBO PAUL H MANRING
		15415 73RD ST
		KENOSHA WI 53142-8841

MIDCAP GROWTH III	38.19%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

MIDCAP S&P 400 INDEX	44.08%	DELAWARE CHARTER GUAR & TRUST CO	DELAWARE	PRINCIPAL HOLDING
		PHILIP KEITH GOOD INDY 401K PLAN		COMPANY, LLC (1)
		FBO PHILIP KEITH GOOD
		505 E GROVE ST
		BLOOMINGTON IL 61701-5317

MIDCAP VALUE I	60.18%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

OVERSEAS FUND	97.11%	DCGT AS TTEE AND/OR CUST	DELAWARE	PRINCIPAL HOLDING
		FBO PLIC VARIOUS RETIREMENT PLANS		COMPANY, LLC (1)
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
INCOME		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2015		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2020		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

109

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2025		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2030		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2035		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2040		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2045		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2050		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2055		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	PRINCIPAL FINANCIAL
2060		PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

110

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
SMALLCAP GROWTH I	100.00%	PRINCIPAL MANAGEMENT CORPORATION	IOWA	BANKERS TRUST
		PRINCIPAL FINANCIAL GROUP		(Privately held
		ATTN: SUBSIDIARY ACCOUNT N002-E020		community bank)
		711 HIGH ST
		DES MOINES IA 50392-9992

SMALLCAP GROWTH I	48.86%	BANKERS TRUST	IOWA	BANKERS TRUST
		FBO PRIN SELECT SVNG EXCPLAN INDV		(Privately held
		PLAN		community bank)
		ATTN MARK HARRISON
		453 7TH ST
		DES MOINES IA 50309-4110

SMALLCAP S&P 600 INDEX	41.57%	DELAWARE CHARTER GUARANTEE & TRUST	DELAWARE	PRINCIPAL HOLDING
		PAUL MANRING BUSINESS INDIV 401K		COMPANY, LLC (1)
		FBO PAUL H MANRING
		15415 73RD ST
		KENOSHA WI 53142-8841

SMALLCAP VALUE II	40.18%	PRINCIPAL LIFE INSURANCE CO	IOWA	PRINCIPAL FINANCIAL
		FBO PRINCIPAL FINANCIAL GROUP		SERVICES, INC. (1)
		ATTN RIS NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-9992

(1) Principal Financial Group, Inc. is the parent of control for Principal Financial Services, Inc.; Principal Financial Services, Inc. is the parent of control for Principal Life Insurance Company and Principal Management Corporation; Principal Life Insurance Company is the parent of control for Principal Holding Company, LLC.

The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "Choosing a Share Class and the Costs of Investing" in the prospectus for Classes A, C, J, and P shares.
The Principal LifeTime Funds, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the Principal LifeTime Funds, SAM Portfolios nor Principal Life Insurance Company exercise voting discretion.
The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."
Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").

111

Principal Holders of Securities
The Fund is unaware of any persons who own beneficially (but are not shareholders of record) more than 5% of the Fund's outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund's outstanding shares as of February 5, 2015. The list is presented in alphabetical order by fund.

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
BOND & MORTGAGE SECURITIES (A)	5.45%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

BOND & MORTGAGE SECURITIES (C)	16.07%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

BOND & MORTGAGE SECURITIES (C)	6.49%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

BOND & MORTGAGE SECURITIES (C)	7.10%	PRINCIPAL LIFE INSURANCE CO CUST	2920 E SHERIDAN AVE
		IRA IN TAIK LEE	DES MOINES IA 50317-3747

BOND & MORTGAGE SECURITIES (I)	9.28%	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (I)	30.37%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (I)	7.63%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (I)	5.82%	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCTG- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (I)	21.78%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCTG- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (I)	5.01%	LIFETIME 2015 FUND	ATTN MUTUAL FUND ACCTG- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES (I)	6.11%	LIFETIME 2025 FUND	ATTN MUTUAL FUND ACCTG- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	96.12%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R1)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	99.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R2)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	83.94%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R3)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

112

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

BOND & MORTGAGE SECURITIES	95.48%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R4)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

BOND & MORTGAGE SECURITIES	87.13%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R5)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
CALIFORNIA MUNICIPAL (A)	41.03%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

CALIFORNIA MUNICIPAL (A)	7.99%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (A)	6.55%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

CALIFORNIA MUNICIPAL (A)	17.99%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

CALIFORNIA MUNICIPAL (A)	7.28%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST
			BUILDING ONE, 2ND FLOOR
			JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (C)	9.94%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

CALIFORNIA MUNICIPAL (C)	21.20%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

CALIFORNIA MUNICIPAL (C)	9.67%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

CALIFORNIA MUNICIPAL (C)	21.78%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

CALIFORNIA MUNICIPAL (C)	10.43%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

CALIFORNIA MUNICIPAL (C)	9.23%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

113

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
DIVERSIFIED INTERNATIONAL (A)	6.21%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL (C)	20.32%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL (I)	8.08%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCTG -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	7.83%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCTG -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	9.81%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCTG -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	5.66%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	7.32%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	5.09%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	5.88%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	6.24%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (I)	5.11%	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (P)	7.84%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

DIVERSIFIED INTERNATIONAL (P)	6.81%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

DIVERSIFIED INTERNATIONAL (P)	51.88%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

DIVERSIFIED INTERNATIONAL (P)	20.40%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

114

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

DIVERSIFIED INTERNATIONAL (R1)	99.37%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R2)	98.58%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R3)	89.02%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R4)	88.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R5)	90.12%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
EQUITY INCOME (A)	5.27%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

EQUITY INCOME (A)	20.87%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

EQUITY INCOME (A)	10.62%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

EQUITY INCOME (A)	17.49%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

EQUITY INCOME (C)	9.19%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

EQUITY INCOME (C)	6.30%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

EQUITY INCOME (C)	14.57%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

EQUITY INCOME (C)	10.79%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

EQUITY INCOME (C)	6.33%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

115

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

EQUITY INCOME (C)	14.69%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

EQUITY INCOME (I)	5.12%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCTG-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (I)	36.67%	PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

EQUITY INCOME (I)	5.30%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (I)	14.28%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (I)	11.52%	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (I)	5.32%	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (I)	8.11%	SAM STRATEGIC GROWTH PORTFOLIO	ATTN MUTUAL FUND ACCTG-H221
		PIF	711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (P)	6.53%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

EQUITY INCOME (P)	6.71%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

EQUITY INCOME (P)	9.54%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

EQUITY INCOME (P)	6.37%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

EQUITY INCOME (P)	23.06%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

EQUITY INCOME (P)	11.31%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

116

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
EQUITY INCOME (P)	18.31%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

EQUITY INCOME (P)	14.88%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

EQUITY INCOME (R1)	75.24%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (R1)	11.35%	STIFEL NICOLAUS & CO INC	501 NORTH BROADWAY
		A/C 4640-6223	ST LOUIS MO 63102-2137
		MIDWEST METER INC 401K

EQUITY INCOME (R2)	73.36%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (R2)	24.42%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

EQUITY INCOME (R3)	87.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (R4)	90.77%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

EQUITY INCOME (R5)	95.05%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
GLOBAL DIVERSIFIED INCOME (A)	7.26%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

GLOBAL DIVERSIFIED INCOME (A)	8.81%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

GLOBAL DIVERSIFIED INCOME (A)	19.94%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (A)	8.42%	LPL FINANCIAL	9785 TOWNE CENTRE DRIVE
		A/C 1000-0005	SAN DIEGO CA 92121-1968

GLOBAL DIVERSIFIED INCOME (A)	9.54%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

117

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
GLOBAL DIVERSIFIED INCOME (A)	5.93%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (A)	9.06%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (C)	13.92%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

GLOBAL DIVERSIFIED INCOME (C)	7.04%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (C)	18.64%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GLOBAL DIVERSIFIED INCOME (C)	8.30%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (C)	6.94%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (C)	21.68%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL DIVERSIFIED INCOME (I)	7.02%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCTG-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (I)	49.68%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GLOBAL DIVERSIFIED INCOME (I)	5.18%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (I)	7.17%	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL DIVERSIFIED INCOME (I)	7.04%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

GLOBAL DIVERSIFIED INCOME (P)	18.05%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

118

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
GLOBAL DIVERSIFIED INCOME (P)	5.28%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

GLOBAL DIVERSIFIED INCOME (P)	5.28%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL DIVERSIFIED INCOME (P)	8.24%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

GLOBAL DIVERSIFIED INCOME (P)	19.01%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

GLOBAL DIVERSIFIED INCOME (P)	7.22%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GLOBAL DIVERSIFIED INCOME (P)	29.99%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
GLOBAL REAL ESTATE SECURITIES	12.94%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
(A)		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

GLOBAL REAL ESTATE SECURITIES	13.06%	PERSHING LLC	1 PERSHING PLZ
(A)			JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES	5.45%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
(A)		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES	16.82%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
(A)		SPECIAL CUSTODY A/C FBO CUSTOMERS	101 MONTGOMERY STREET
			SAN FRANCISCO CA 94104-4151

GLOBAL REAL ESTATE SECURITIES	10.79%	TD AMERITRADE INC FOR THE	PO BOX 2226
(A)		EXCLUSIVE BENEFIT OF OUR CLIENTS	OMAHA NE 68103-2226

GLOBAL REAL ESTATE SECURITIES	10.34%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
(C)			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

GLOBAL REAL ESTATE SECURITIES	7.78%	PERSHING LLC	1 PERSHING PLZ
(C)			JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES	6.57%	FIRST CLEARING LLC	2801 MARKET ST
(C)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

119

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

GLOBAL REAL ESTATE SECURITIES	44.35%	RAYMOND JAMES	ATTN: COURTNEY WALLER
(C)		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GLOBAL REAL ESTATE SECURITIES	5.15%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
(C)		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES	8.44%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(I)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES	8.96%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(I)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES	13.03%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
(I)			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES	11.92%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
(P)			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

GLOBAL REAL ESTATE SECURITIES	5.47%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
(P)		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

GLOBAL REAL ESTATE SECURITIES	7.64%	PERSHING LLC	1 PERSHING PLZ
(P)			JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES	7.13%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
(P)		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

GLOBAL REAL ESTATE SECURITIES	12.19%	FIRST CLEARING LLC	2801 MARKET ST
(P)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GLOBAL REAL ESTATE SECURITIES	7.91%	UBS WM USA	ATTN DEPARTMENT MANAGER
(P)		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

GLOBAL REAL ESTATE SECURITIES	25.61%	RAYMOND JAMES	ATTN: COURTNEY WALLER
(P)		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GLOBAL REAL ESTATE SECURITIES	18.30%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
(P)		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
(R6)		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

120

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
GOVERNMENT & HIGH QUALITY	14.89%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
BOND (A)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

GOVERNMENT & HIGH QUALITY	18.57%	PERSHING LLC	1 PERSHING PLZ
BOND (A)			JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY	5.12%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
BOND (C)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

GOVERNMENT & HIGH QUALITY	25.84%	PERSHING LLC	1 PERSHING PLZ
BOND (C)			JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY	20.34%	FIRST CLEARING LLC	2801 MARKET ST
BOND (C)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GOVERNMENT & HIGH QUALITY	5.12%	RAYMOND JAMES	ATTN: COURTNEY WALLER
BOND (C)		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

GOVERNMENT & HIGH QUALITY	5.07%	PERSHING LLC	1 PERSHING PLZ
BOND (I)			JERSEY CITY NJ 07399-0001

GOVERNMENT & HIGH QUALITY	37.79%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
BOND (I)			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY	21.15%	SAM CONS BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
BOND (I)			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY	8.35%	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
BOND (I)			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY	22.62%	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
BOND (I)			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY	7.45%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
BOND (P)		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

GOVERNMENT & HIGH QUALITY	51.26%	FIRST CLEARING LLC	2801 MARKET ST
BOND (P)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

GOVERNMENT & HIGH QUALITY	17.01%	UBS WM USA	ATTN DEPARTMENT MANAGER
BOND (P)		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

GOVERNMENT & HIGH QUALITY	5.66%	MG TRUST COMPANY CUST FBO	717 17TH ST STE 1300
BOND (P)		STATE MECHANICAL CONTRACTORS INC	DENVER CO 80202-3304

121

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
GOVERNMENT & HIGH QUALITY	11.14%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
BOND (P)		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

GOVERNMENT & HIGH QUALITY	96.33%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
BOND (R1)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY	95.87%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
BOND (R2)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY	81.82%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
BOND (R3)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY	91.33%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
BOND (R4)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY	78.97%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
BOND (R5)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
HIGH YIELD (A)	12.30%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

HIGH YIELD (A)	22.31%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (A)	5.18%	LPL FINANCIAL	9785 TOWNE CENTRE DRIVE
		A/C 1000-0005	SAN DIEGO CA 92121-1968

HIGH YIELD (A)	13.66%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

HIGH YIELD (C)	7.32%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

HIGH YIELD (C)	6.64%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

HIGH YIELD (C)	12.11%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (C)	6.46%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

122

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
HIGH YIELD (C)	25.13%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

HIGH YIELD (C)	6.59%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

HIGH YIELD (C)	5.55%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

HIGH YIELD (C)	11.57%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

HIGH YIELD (I)	19.18%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

HIGH YIELD (I)	9.67%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (I)	6.24%	SAM CONS BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (I)	13.32%	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (I)	5.55%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

HIGH YIELD (I)	5.80%	NATIONWIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING
			PO BOX 182029
			COLUMBUS OH 43218-2029

HIGH YIELD (I)	6.48%	TD AMERITRADE INC FOR THE	PO BOX 2226
		EXCLUSIVE BENEFIT OF OUR CLIENTS	OMAHA NE 68103-2226

HIGH YIELD (P)	44.96%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (P)	5.42%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

HIGH YIELD (P)	22.91%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

HIGH YIELD (P)	7.09%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

123

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

HIGH YIELD (P)	12.03%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
HIGH YIELD I (A)	96.45%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD I (I)	6.74%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCTG H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (I)	7.01%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCTG H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (I)	7.04%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (I)	5.47%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (I)	6.51%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD I (I)	24.75%	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
INCOME (A)	19.10%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

INCOME (A)	19.44%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INCOME (C)	24.57%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INCOME (C)	12.68%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

INCOME (I)	14.44%	PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

124

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
INCOME (I)	28.94%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (I)	14.70%	SAM CONS BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (I)	5.98%	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (I)	26.26%	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INCOME (P)	6.64%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY ACCOUNT FOR THE	101 MONTGOMERY ST
		EXCLUSIVE BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

INCOME (P)	36.23%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

INCOME (P)	16.16%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

INCOME (P)	24.23%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

INCOME (R1)	97.27%	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY
			WINDSOR CT 06095-4773

INCOME (R2)	80.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INCOME (R2)	16.52%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

INCOME (R3)	97.36%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INCOME (R4)	99.33%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INCOME (R5)	97.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INCOME (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	PRINCIPAL FINANCIAL GROUP
			ATTN: SUBSIDIARY ACCOUNT N002-E020
			711 HIGH ST
			DES MOINES IA 50392-9992

125

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
INFLATION PROTECTION (A)	24.86%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INFLATION PROTECTION (A)	9.25%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

INFLATION PROTECTION (C)	13.44%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INFLATION PROTECTION (C)	10.12%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

INFLATION PROTECTION (I)	6.04%	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	16.33%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	11.04%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	6.24%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	5.63%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO CHS CUSTOM TARGET DATE	711 HIGH ST
		FUND OF FUNDS SEP ACCTS	DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	8.49%	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

INFLATION PROTECTION (I)	7.09%	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R1)	97.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INFLATION PROTECTION (R2)	97.58%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INFLATION PROTECTION (R3)	96.88%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INFLATION PROTECTION (R4)	14.98%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO INSURITY INC DEF COMP PLAN	1013 CENTRE RD
			WILMINGTON DE 19805-1265

126

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
INFLATION PROTECTION (R4)	74.46%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INFLATION PROTECTION (R5)	16.62%	COMANCHE COUNTY HOSP AUTH	ATTN DONNA WADE
		FBO COMANCHE COUNTY HOSP AUTH	3401 W GORE BLVD
		EMPLOYEE EXCESS PLAN	LAWTON OK 73505-6300

INFLATION PROTECTION (R5)	73.45%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
INTERNATIONAL EMERGING	15.84%	PERSHING LLC	1 PERSHING PLZ
MARKETS (A)			JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING	28.71%	PERSHING LLC	1 PERSHING PLZ
MARKETS (C)			JERSEY CITY NJ 07399-0001

INTERNATIONAL EMERGING	10.40%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
MARKETS (I)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	11.26%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
MARKETS (I)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	5.96%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
MARKETS (I)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	13.72%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
MARKETS (I)			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	5.98%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
MARKETS (I)		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	11.29%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
MARKETS (P)			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

INTERNATIONAL EMERGING	17.61%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
MARKETS (P)		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

INTERNATIONAL EMERGING	11.65%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
MARKETS (P)		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

127

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
INTERNATIONAL EMERGING	22.03%	FIRST CLEARING LLC	2801 MARKET ST
MARKETS (P)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

INTERNATIONAL EMERGING	25.67%	RAYMOND JAMES	ATTN: COURTNEY WALLER
MARKETS (P)		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

INTERNATIONAL EMERGING	6.45%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
MARKETS (P)		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

INTERNATIONAL EMERGING	96.51%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
MARKETS (R1)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	96.44%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
MARKETS (R2)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	88.76%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
MARKETS (R3)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	81.02%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
MARKETS (R4)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	88.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
MARKETS (R5)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

128

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
INTERNATIONAL I (A)	15.18%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INTERNATIONAL I (A)	60.67%	RBC CAPITAL MARKETS LLC	ATTN MUTUAL FUND OPS MANAGER
		MUTUAL FUND OMNIBUS PROCESSING	510 MARQUETTE AVE S
		OMNIBUS	MINNEAPOLIS MN 55402-1110

INTERNATIONAL I (I)	9.55%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INTERNATIONAL I (I)	87.14%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

INTERNATIONAL I (P)	97.76%	LPL FINANCIAL	9785 TOWNE CENTRE DRIVE
		A/C 1000-0005	SAN DIEGO CA 92121-1968

INTERNATIONAL I (R1)	97.05%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INTERNATIONAL I (R2)	100.00%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INTERNATIONAL I (R3)	6.56%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO EXEC NQ EXCESS OF CANEXUS	1013 CENTRE RD
		US INC	WILMINGTON DE 19805-1265

INTERNATIONAL I (R3)	81.29%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INTERNATIONAL I (R4)	97.25%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

INTERNATIONAL I (R5)	94.92%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

129

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP BLEND II (I)	92.27%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

LARGECAP BLEND II (R1)	98.02%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R2)	97.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R3)	89.37%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R4)	99.16%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP BLEND II (R5)	96.58%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP GROWTH (A)	16.54%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

LARGECAP GROWTH (C)	11.67%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP GROWTH (C)	5.92%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

LARGECAP GROWTH (C)	15.74%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

LARGECAP GROWTH (C)	13.70%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (I)	5.72%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (I)	6.90%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (I)	15.49%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

130

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP GROWTH (I)	13.69%	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (I)	11.95%	SAM STRATEGIC GROWTH PORT PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH (I)	12.91%	MAC & CO A/C NYPF	ATTN MUTUAL FUND OPERATIONS
		FBO NY STATE DEFERRED COMP PLAN	PO BOX 3198
			PITTSBURGH PA 15230-3198

LARGECAP GROWTH (P)	7.08%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

LARGECAP GROWTH (P)	8.30%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

LARGECAP GROWTH (P)	66.45%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

LARGECAP GROWTH (P)	10.70%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

LARGECAP GROWTH (R1)	98.75%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH (R2)	98.87%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH (R3)	92.96%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH (R4)	85.90%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH (R5)	97.74%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP GROWTH I (A)	36.81%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP GROWTH I (A)	11.36%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

131

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP GROWTH I (I)	8.16%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (I)	8.29%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (I)	10.84%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (I)	34.66%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

LARGECAP GROWTH I (I)	11.91%	NFS LLC FEBO	440 MAMARONECK AVE
		STATE STREET BANK TRUST CO	HARRISON NY 10528-2418
		TTEE VARIOUS RETIREMENT PLANS

LARGECAP GROWTH I (I)	5.82%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (P)	97.50%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

LARGECAP GROWTH I (R1)	85.94%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R1)	6.43%	FIIOC	100 MAGELLAN WAY
		FBO TOM BELL GROUP 401K	COVINGTON KY 41015-1987
		RETIREMENT PLAN

LARGECAP GROWTH I (R2)	9.42%	PIMS/PRUDENTIAL RETIREMENT	998 W MISSION BAY DR
		AS NOMINEE FOR THE TTEE/CUST PL 880	SAN DIEGO CA 92109-7803
		EVANS HOTELS 401 K

LARGECAP GROWTH I (R2)	23.02%	PIMS/PRUDENTIAL RETIREMENT	1577 SPRING HILL RD STE 500
		AS NOMINEE FOR THE TTEE/CUST PL 007	VIENNA VA 22182-2284
		RATNER COMPANIES, L.C

LARGECAP GROWTH I (R2)	60.57%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R3)	84.93%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R4)	85.26%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH I (R5)	80.30%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

132

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP GROWTH I (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP GROWTH II (I)	96.21%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

LARGECAP GROWTH II (R1)	99.96%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R2)	5.53%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO ASSOC FOREIGN EXCHANGE	1013 CENTRE RD
		DEF COMP	WILMINGTON DE 19805-1265

LARGECAP GROWTH II (R2)	94.46%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R3)	95.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R4)	96.69%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP GROWTH II (R5)	94.15%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

133

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP S&P 500 INDEX (A)	6.76%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP S&P 500 INDEX (C)	24.15%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP S&P 500 INDEX (C)	8.52%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

LARGECAP S&P 500 INDEX (C)	11.23%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

LARGECAP S&P 500 INDEX (C)	7.59%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

LARGECAP S&P 500 INDEX (I)	16.41%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCTG H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	13.95%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	7.27%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	19.28%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	19.59%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R1)	83.95%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R2)	93.38%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R3)	78.21%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R4)	86.44%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R5)	84.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

134

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP VALUE (A)	5.72%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP VALUE (C)	47.15%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP VALUE (I)	9.34%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCTG H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (I)	8.99%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCTG H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (I)	11.44%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCTG H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (I)	14.37%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (I)	12.43%	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (I)	9.34%	SAM STRATEGIC GROWTH PORTFOLIO	ATTN MUTUAL FUND ACCTG H-221
		PIF	711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE (P)	28.24%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

LARGECAP VALUE (P)	67.62%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

LARGECAP VALUE (R1)	100.00%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE (R2)	55.14%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE (R2)	44.85%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

LARGECAP VALUE (R3)	82.69%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE (R4)	87.06%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

135

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP VALUE (R4)	6.46%	NATIONWIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING
		FBO PARTICIPATING RETIREMENT PLANS	PO BOX 182029
		TPA-NTC	COLUMBUS OH 43218-2029

LARGECAP VALUE (R5)	92.44%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
LARGECAP VALUE III (I)	17.15%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	17.49%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	9.44%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	22.43%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	15.69%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

LARGECAP VALUE III (R1)	99.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R2)	99.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R3)	86.81%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R4)	8.16%	SMH HEALTH CARE INC	ATTN ROY SLEDJESKI
		FBO NQ DEF COMP OF SMH	1700 S TAMIAMI TRL
		PHYSICIAN SERVICES	SARASOTA FL 34239-3509

LARGECAP VALUE III (R4)	90.20%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R5)	76.79%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

LARGECAP VALUE III (R5)	6.93%	DELAWARE CHARTER GUAR & TRUST CO	1013 CENTRE RD
		FBO PRINCIPAL TRUST COMPANY	WILMINGTON DE 19805-1298
		VEBA TRUST IBEW HEALTH SAVING PLAN
		SOUTHWEST SCHOOL CORPORATION

136

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP (A)	10.23%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

MIDCAP (A)	10.90%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP (A)	6.58%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY ACCOUNT FOR THE	101 MONTGOMERY ST
		EXCLUSIVE BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

MIDCAP (A)	5.65%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (C)	6.64%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

MIDCAP (C)	8.43%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP (C)	15.24%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

MIDCAP (C)	13.02%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

MIDCAP (C)	19.57%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (I)	10.98%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

MIDCAP (I)	6.78%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (I)	6.32%	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (I)	9.85%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

MIDCAP (P)	12.87%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

MIDCAP (P)	24.63%	EDWARD D JONES & CO	12555 MANCHESTER RD
		FOR THE BENEFIT OF CUSTOMERS	SAINT LOUIS MO 63131-3729

137

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP (P)	5.29%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

MIDCAP (P)	5.58%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP (P)	14.57%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

MIDCAP (P)	7.26%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

MIDCAP (P)	16.12%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

MIDCAP (R1)	7.75%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP (R1)	62.23%	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY
			WINDSOR CT 06095-4773

MIDCAP (R2)	5.54%	GREAT WEST TRUST CO LLC	C/O MUTUAL FUND TRADING
		FBO RECORDKEEPING FOR VARIOUS	8525 E ORCHARD RD
		BENEFIT OMNIPUTNAM	GREENWOOD VLG CO 80111-5002

MIDCAP (R2)	6.38%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP (R2)	14.39%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (R2)	15.07%	T ROWE PRICE RETIREMENT PLAN	4515 PAINTERS MILL RD
		SERVICES INC	OWINGS MILLS MD 21117-4903
		FBO RETIREMENT PLAN CLIENTS

MIDCAP (R2)	22.08%	STATE STREET BANK TTEE CUST	1 LINCOLN ST
		FBO ACCESS ADP 401(K) PLAN	BOSTON MA 02111-2901

MIDCAP (R3)	17.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP (R3)	6.78%	TIAA-CREF TRUST CO CUST/TTEE FBO	ATTN TRUST OPERATIONS
		RETIREMENT PLANS FOR WHICH	211 N BROADWAY STE 1000
		TIAA ACTS AS RECORDKEEPER	SAINT LOUIS MO 63102-2748

MIDCAP (R3)	21.16%	STATE STREET BANK TTEE CUST	1 LINCOLN ST
		FBO ACCESS ADP 401(K) PLAN	BOSTON MA 02111-2901

MIDCAP (R4)	11.02%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

138

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

MIDCAP (R4)	13.21%	WELLS FARGO BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-1076
		9888888836 NC 1151

MIDCAP (R4)	16.18%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP (R4)	7.99%	NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ 07054-1007

MIDCAP (R4)	5.79%	NEW YORK LIFE PROGRESS SHARING	C/O GARY WENDLANDT
		INVESTMENT PLAN TRUST	51 MADISON AVE RM 1305
			NEW YORK NY 10010-1603

MIDCAP (R5)	7.64%	VOYA RETIREMENT INSURANCE AND	1 ORANGE WAY
		ANNUITY COMPANY	WINDSOR CT 06095-4773

MIDCAP (R5)	28.80%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP (R5)	6.42%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FBO CUSTOMERS	101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP GROWTH (I)	6.59%	NFS LLC FEBO	440 MAMARONECK AVE
		STATE STREET BANK TRUST CO	HARRISON NY 10528-2418
		TTEE VARIOUS RETIREMENT PLANS

MIDCAP GROWTH (I)	52.39%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH (I)	5.75%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP GROWTH (I)	18.82%	NATIONWIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING
			PO BOX 182029
			COLUMBUS OH 43218-2029

MIDCAP GROWTH (R1)	99.98%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH (R2)	69.57%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH (R2)	26.72%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

139

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP GROWTH (R3)	5.17%	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PLACE SUITE 525
		ANDREW F TROIA 401 K PROFIT	PITTSBURGH PA 15222-4228
		SHARING PLAN & TRUST

MIDCAP GROWTH (R3)	85.54%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH (R4)	93.84%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH (R5)	89.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	9.59%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	11.29%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	5.82%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	15.98%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	7.20%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO CHS CUSTOM TARGET DATE	711 HIGH ST
		FUND OF FUNDS SEP ACCTS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	40.56%	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

MIDCAP GROWTH III (R1)	93.45%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R2)	6.40%	COUNSEL TRUST DBA MATC FBO	1251 WATERFRONT PL STE 525
		INTEGRATED LINER TECHNOLOGIES	PITTSBURGH PA 15222-4228
		401 K PROFIT SHARING PLAN & TRUST

MIDCAP GROWTH III (R2)	93.30%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R3)	89.51%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP GROWTH III (R4)	97.58%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

140

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

MIDCAP GROWTH III (R5)	94.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP S&P 400 INDEX (I)	8.73%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP S&P 400 INDEX (I)	35.68%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (I)	26.28%	DIVERSIFIED GROWTH ACCOUNT	ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (I)	7.36%	DIVERSIFIED BALANCED ACCOUNT	ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R1)	41.57%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R1)	39.30%	NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ 07054-1007

MIDCAP S&P 400 INDEX (R2)	83.50%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R3)	60.91%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R3)	7.71%	NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ 07054-1007

MIDCAP S&P 400 INDEX (R4)	5.71%	PIMS/PRUDENTIAL RETIREMENT	PO BOX 547
		AS NOMINEE FOR THE TTEE/CUST PL 002	BOYERTOWN PA 19512-0547
		NATIONAL PENN BANCSHARES INC

MIDCAP S&P 400 INDEX (R4)	16.40%	FBO SSR SIP DUP SSN	ATTN T CHOPITEA
		BOARD OF TTEE OF THE SUPPLEMENTAL	C/O RBC DAIN RAUSCH
		TRUSTEES	SAN FRANCISCO CA 94104
		INCOME TRUST FUND & THEIR
		SUCCESSOR

MIDCAP S&P 400 INDEX (R4)	61.33%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R4)	5.50%	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY
			WINDSOR CT 06095-4773

141

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP S&P 400 INDEX (R5)	5.70%	JPMORGAN CHASE AS TRUSTEE	11500 OUTLOOK ST
		FBO GLOBAL BRASS AND COPPER INC	OVERLAND PARK KS 66211-1804
		RETIR SAVINGS PLAN

MIDCAP S&P 400 INDEX (R5)	61.90%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE I (I)	68.86%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

MIDCAP VALUE I (I)	5.32%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE I (I)	5.40%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCTG -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (I)	6.76%	SAM STRATEGIC GROWTH PORT PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R1)	96.96%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE I (R2)	97.05%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE I (R3)	87.88%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE I (R4)	93.39%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE I (R5)	81.36%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE I (R5)	11.83%	TIAA-CREF TRUST CO CUST/TTEE	ATTN TRUST OPERATIONS
		FBO RETIREMENT PLANS FOR WHICH	211 N BROADWAY STE 1000
		TIAA ACTS AS RECORDKEEPER	SAINT LOUIS MO 63102-2748

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP VALUE III (A)	33.87%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP VALUE III (A)	7.64%	PRINCIPAL LIFE INSURANCE CO CUST	105 E 21ST ST
		IRA VERNON H STENSLAND	SIOUX FALLS SD 57105-1922

142

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP VALUE III (I)	16.26%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCTG H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (I)	17.64%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (I)	9.04%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (I)	26.55%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE III (I)	6.29%	NATIONWIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING
			PO BOX 182029
			COLUMBUS OH 43218-2029

MIDCAP VALUE III (P)	44.70%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

MIDCAP VALUE III (P)	26.06%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP VALUE III (P)	13.47%	LPL FINANCIAL	9785 TOWNE CENTRE DRIVE
		A/C 1000-0005	SAN DIEGO CA 92121-1968

MIDCAP VALUE III (P)	15.75%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

MIDCAP VALUE III (R1)	8.34%	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PLACE SUITE 525
		EDELEN DOOR & WINDOW 401 K PROFIT	PITTSBURGH PA 15222-4228
		SHARING PLAN & TRUST

MIDCAP VALUE III (R1)	72.72%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE III (R1)	15.72%	STATE STREET BANK TTEE CUST	1 LINCOLN ST
		FBO ACCESS ADP 401(K) PLAN	BOSTON MA 02111-2900

MIDCAP VALUE III (R2)	80.02%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE III (R2)	13.31%	STATE STREET BANK TTEE CUST	1 LINCOLN ST
		FBO ACCESS ADP 401(K) PLAN	BOSTON MA 02111-2901

MIDCAP VALUE III (R3)	68.64%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE III (R3)	8.32%	FIIOC FBO	100 MAGELLAN WAY
		FELD ENTERTAINMENT INC 401K PLAN	COVINGTON KY 41015-1987

143

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MIDCAP VALUE III (R4)	31.04%	VRSCO	2727-A ALLEN PARKWAY 4-D1
		FBO AIGFSB CUST TTEE	HOUSTON TX 77019-2107
		FBO ALLEGHENY COUNTY 457B DEF
		COMP

MIDCAP VALUE III (R4)	36.81%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE III (R4)	21.45%	WACHOVIA BANK NATIONAL ASSOC	ATTN SHELLEY ANDERSON
		FBO DEF COMP PLAN OF CED INC (PS	ONE WEST FOURTH STREET
		DEF	WINSTON SALEM NC 27101-3818

MIDCAP VALUE III (R5)	33.34%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

MIDCAP VALUE III (R5)	5.11%	LINCOLN RETIREMENT SERVICES CO	PO BOX 7876
		FBO AMERY REG MED CTR 403(B) PLAN	FORT WAYNE IN 46801-7876

MIDCAP VALUE III (R5)	13.54%	WTRISC AS AGENT FBO	PO BOX 52129
		HDR INC DIAMOND EXECUTIVE DCP	PHOENIX AZ 85072-2129

MIDCAP VALUE III (R5)	28.15%	FIIOC	100 MAGELLAN WAY
		FBO TEAM INC SALARY DEFERRAL	COVINGTON KY 41015-1987
		PLAN & TRUST

MIDCAP VALUE III (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
MONEY MARKET (A)	43.15%	PERSHING LLC AS AGENT	ATTN CASH MANAGMENT SERVICES
		FOR ITS CUSTOMERS	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MONEY MARKET (C)	6.18%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MONEY MARKET (C)	14.28%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

MONEY MARKET (I)	38.37%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
OVERSEAS (I)	13.53%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	12.89%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

144

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
OVERSEAS (I)	7.14%	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	18.45%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	22.39%	PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

OVERSEAS (I)	8.26%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO CHS CUSTOM TARGET DATE	711 HIGH ST
		FUND OF FUNDS SEP ACCTS	DES MOINES IA 50392-0001

OVERSEAS (R1)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

OVERSEAS (R2)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

OVERSEAS (R3)	94.80%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

OVERSEAS (R4)	100.00%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

OVERSEAS (R5)	100.00%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL CAPITAL APPRECIATION	40.60%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
(A)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

PRINCIPAL CAPITAL APPRECIATION	7.23%	PERSHING LLC	1 PERSHING PLZ
(A)			JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION	25.65%	PERSHING LLC	1 PERSHING PLZ
(C)			JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION	10.23%	FIRST CLEARING LLC	2801 MARKET ST
(C)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

PRINCIPAL CAPITAL APPRECIATION	18.87%	PRINCIPAL LIFE INSURANCE CO CUST.	ATTN NPIO TRADE DESK
(I)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

145

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL CAPITAL APPRECIATION	5.04%	NFS LLC FEBO FIIOC AS AGENT FOR	100 MAGELLAN WAY # KW1C
(I)		QUALIFIED EMPLOYEE BENEFIT	COVINGTON KY 41015-1987
		PLANS 401K FINOPS-IC FUNDS

PRINCIPAL CAPITAL APPRECIATION	17.62%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(I)			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	15.15%	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
(I)			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	25.37%	SAM STRATEGIC GROWTH PORTFOLIO	ATTN MUTUAL FUND ACCOUNTING-H221
(I)		PIF	711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	30.75%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
(P)		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

PRINCIPAL CAPITAL APPRECIATION	15.47%	FIRST CLEARING LLC	2801 MARKET ST
(P)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

PRINCIPAL CAPITAL APPRECIATION	16.13%	UBS WM USA	ATTN DEPARTMENT MANAGER
(P)		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

PRINCIPAL CAPITAL APPRECIATION	14.58%	RBC CAPITAL MARKETS LLC	ATTN MUTUAL FUND OPS MANAGER
(P)		MUTUAL FUND OMNIBUS PROCESSING	510 MARQUETTE AVE S
		OMNIBUS	MINNEAPOLIS MN 55402-1110

PRINCIPAL CAPITAL APPRECIATION	12.05%	RAYMOND JAMES	ATTN: COURTNEY WALLER
(P)		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

PRINCIPAL CAPITAL APPRECIATION	5.76%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
(P)		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

PRINCIPAL CAPITAL APPRECIATION	97.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R1)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	99.88%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R2)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	90.91%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R3)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	93.40%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R4)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	91.27%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
(R5)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

146

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME 2010 (A)	6.80%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2010 (A)	17.66%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2010 (A)	5.05%	ASCENSUS TRUST COMPANY	PO BOX 10758
		FBO CORRECTIONS CORPORATION	FARGO ND 58106-0758
		OF AMERICA 8192

PRINCIPAL LIFETIME 2010 (A)	6.15%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
		FBO EVERTEC INC PR SAVS AND INVS	153 PONCE DE LEON AVE 8TH FL
		PLAN	SAN JUAN PR 00917-1245

PRINCIPAL LIFETIME 2010 (I)	85.45%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2010 (I)	13.63%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R1)	99.63%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R2)	99.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R3)	94.26%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R4)	97.39%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R5)	9.24%	NFS LLC FEBO	100 MAGELLAN WAY # KW1C
		FIIOC AS AGENT FOR	COVINGTON KY 41015-1987
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS

PRINCIPAL LIFETIME 2010 (R5)	86.45%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (I)	75.47%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2015 (I)	21.92%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R1)	99.41%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

147

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2015 (R2)	99.97%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R3)	96.25%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R4)	97.76%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R5)	8.60%	NFS LLC FEBO	100 MAGELLAN WAY # KW1C
		FIIOC AS AGENT FOR	COVINGTON KY 41015-1987
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS

PRINCIPAL LIFETIME 2015 (R5)	84.22%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (A)	7.16%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2020 (A)	10.47%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
		FBO POPULAR INC PUERTO RICO	153 PONCE DE LEON AVE 8TH FLOOR
		SAVINGS AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2020 (A)	6.29%	ASCENSUS TRUST COMPANY	PO BOX 10758
		FBO CORRECTIONS CORPORATION	FARGO ND 58106-0758
		OF AMERICA 8192

PRINCIPAL LIFETIME 2020 (A)	5.60%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		EVERTEC INC PR SAVS AND INVS PLAN	153 PONCE DE LEON AVE 8TH FL
			SAN JUAN PR 00917-1245

PRINCIPAL LIFETIME 2020 (I)	85.36%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2020 (I)	13.02%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R1)	99.62%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R2)	99.86%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R3)	92.64%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

148

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME 2020 (R4)	96.86%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R5)	5.78%	NFS LLC FEBO	100 MAGELLAN WAY # KW1C
		FIIOC AS AGENT FOR	COVINGTON KY 41015-1987
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS

PRINCIPAL LIFETIME 2020 (R5)	89.67%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (I)	81.98%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2025 (I)	14.74%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R1)	99.07%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R2)	99.94%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R3)	97.26%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R4)	95.32%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R5)	8.75%	NFS LLC FEBO	100 MAGELLAN WAY # KW1C
		FIIOC AS AGENT FOR	COVINGTON KY 41015-1987
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS

PRINCIPAL LIFETIME 2025 (R5)	88.60%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (A)	9.49%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2030 (A)	8.24%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2030 (A)	7.89%	ASCENSUS TRUST COMPANY FBO	PO BOX 10758
		CORRECTIONS CORPORATION	FARGO ND 58106-0758
		OF AMERICA 8192

149

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME 2030 (I)	86.52%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2030 (I)	11.98%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R1)	98.97%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R2)	99.80%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R3)	95.50%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R4)	95.71%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R5)	93.07%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (I)	81.36%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2035 (I)	14.74%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R1)	100.00%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R2)	99.67%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R3)	97.51%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R4)	94.77%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R5)	10.48%	NFS LLC FEBO FIIOC AS AGENT FOR	100 MAGELLAN WAY # KW1C
		QUALIFIED EMPLOYEE BENEFIT	COVINGTON KY 41015-1987
		PLANS 401K FINOPS-IC FUNDS

PRINCIPAL LIFETIME 2035 (R5)	84.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

150

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2040 (A)	10.73%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2040 (A)	11.18%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2040 (A)	6.34%	ASCENSUS TRUST COMPANY FBO	PO BOX 10758
		CORRECTIONS CORPORATION	FARGO ND 58106-0758
		OF AMERICA 8192

PRINCIPAL LIFETIME 2040 (I)	85.39%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2040 (I)	13.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R1)	99.51%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R2)	99.24%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R3)	95.87%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R4)	96.79%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R5)	93.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (I)	79.91%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2045 (I)	15.42%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R1)	99.70%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R2)	99.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R3)	99.18%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

151

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2045 (R4)	95.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R5)	5.82%	NFS LLC FEBO FIIOC AS AGENT FOR	100 MAGELLAN WAY # KW1C
		QUALIFIED EMPLOYEE BENEFIT	COVINGTON KY 41015-1987
		PLANS 401K FINOPS-IC FUNDS

PRINCIPAL LIFETIME 2045 (R5)	87.51%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R5)	6.11%	FIIOC	100 MAGELLAN WAY
		FBO MAJOR LEAGUE SOCCER 401K PLAN	COVINGTON KY 41015-1987

PRINCIPAL LIFETIME 2050 (A)	9.15%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME 2050 (A)	12.46%	LPL FINANCIAL	9785 TOWNE CENTRE DRIVE
		A/C 1000-0005	SAN DIEGO CA 92121-1968

PRINCIPAL LIFETIME 2050 (A)	9.09%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		FBO POPULAR INC PUERTO RICO	153 PONCE DE LEON AVE 8TH FLOOR
		SAVINGS AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME 2050 (A)	6.52%	ASCENSUS TRUST COMPANY FBO	PO BOX 10758
		CORRECTIONS CORPORATION	FARGO ND 58106-0758
		OF AMERICA 8192

PRINCIPAL LIFETIME 2050 (I)	88.45%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2050 (I)	10.22%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R1)	99.66%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R2)	99.65%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R3)	97.53%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R4)	95.44%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R5)	93.53%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

152

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PRINCIPAL LIFETIME 2055 (I)	88.36%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2055 (I)	8.87%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R1)	99.07%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R2)	99.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R3)	98.53%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R4)	12.41%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

PRINCIPAL LIFETIME 2055 (R4)	86.08%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R5)	83.63%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R5)	11.56%	FIIOC	100 MAGELLAN WAY
		FBO MAJOR LEAGUE SOCCER 401K PLAN	COVINGTON KY 41015-1987

PRINCIPAL LIFETIME 2060 (I)	92.20%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-S41
		OMNIBUS WRAPPED	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (I)	6.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (J)	6.69%	PRINCIPAL LIFE INSURANCE CO CUST	7667 APRILWOOD CT
		IRA CASEY D BARNES	ORLANDO FL 32819-7757

PRINCIPAL LIFETIME 2060 (R1)	95.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R2)	95.51%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R3)	83.60%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

153

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME 2060 (R3)	14.34%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO COACH USA INC DEF COMP	1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME 2060 (R4)	94.52%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R5)	98.34%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
PRINCIPAL LIFETIME HYBRID 2015 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2020 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2025 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2030 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2035 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2040 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2045 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2050 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2055 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID 2060 (I)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST

154

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME HYBRID	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
INCOME (I)		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME STRATEGIC	9.00%	PERSHING LLC	1 PERSHING PLZ
INCOME (A)			JERSEY CITY NJ 07399-0001

PRINCIPAL LIFETIME STRATEGIC	12.25%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
INCOME (A)		FBO PMA RETIREMENT PLAN	153 PONCE DE LEON AVE 8TH FLOOR
			SAN JUAN PR 00917

PRINCIPAL LIFETIME STRATEGIC	16.56%	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
INCOME (A)		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917

PRINCIPAL LIFETIME STRATEGIC	8.76%	BPPR AS TRUSTEE	POPULAR STREET BUILDING
INCOME (A)		FBO EVERTEC INC PR SAVS AND INVS	153 PONCE DE LEON 8TH FLOOR
		PLAN	SAN JUAN PR 00917-1245

PRINCIPAL LIFETIME STRATEGIC	88.56%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
INCOME (I)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME STRATEGIC	9.72%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
INCOME (I)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	98.18%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
INCOME (R1)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	98.70%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
INCOME (R2)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	93.69%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
INCOME (R3)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	90.35%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
INCOME (R4)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	78.47%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
INCOME (R5)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	9.15%	FIIOC FBO PCSD INC MEDICAL GROUP	100 MAGELLAN WAY
INCOME (R5)		401K PLAN	COVINGTON KY 41015-1987

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
REAL ESTATE SECURITIES (A)	9.72%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

155

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
REAL ESTATE SECURITIES (A)	13.54%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (A)	6.85%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES (C)	5.08%	JP MORGAN CLEARING CORP	3 CHASE METROTECH CENTER
		OMNIBUS ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

REAL ESTATE SECURITIES (C)	18.22%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (C)	18.11%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

REAL ESTATE SECURITIES (C)	6.94%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (C)	5.08%	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY ACCT	101 MONTGOMERY ST
		FBO CUSTOMERS	SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES (I)	33.02%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

REAL ESTATE SECURITIES (I)	12.63%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

REAL ESTATE SECURITIES (I)	13.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (I)	5.72%	NEW YORK LIFE PROGRESS SHARING	C/O GARY WENDLANDT
		INVESTMENT PLAN TRUST	51 MADISON AVE RM 1305
			NEW YORK NY 10010-1603

REAL ESTATE SECURITIES (P)	12.95%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

REAL ESTATE SECURITIES (P)	26.38%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

REAL ESTATE SECURITIES (P)	9.95%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (P)	14.55%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

156

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
REAL ESTATE SECURITIES (P)	13.86%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

REAL ESTATE SECURITIES (P)	7.82%	RAYMOND JAMES	ATTN: COURTNEY WALLER
		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

REAL ESTATE SECURITIES (P)	11.13%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (R1)	81.24%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R2)	76.42%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R2)	13.62%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (R3)	72.42%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R4)	73.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R4)	10.87%	NEW YORK LIFE TRUST COMPANY	169 LACKAWANNA AVE
			PARSIPPANY NJ 07054-1007

REAL ESTATE SECURITIES (R5)	8.96%	WTRISC AS TTEE FBO SHEET METAL	PO BOX 52129
		WORKERS LOCAL 104	PHOENIX AZ 85072-2129

REAL ESTATE SECURITIES (R5)	15.03%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO SUPERIOR OFFICERS COUNCIL	711 HIGH ST
		CUST INV FOF	DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R5)	56.59%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M BALANCED PORTFOLIO (A)	24.15%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M BALANCED PORTFOLIO (A)	13.22%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M BALANCED PORTFOLIO (C)	6.32%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

157

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

S A M BALANCED PORTFOLIO (C)	16.10%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M BALANCED PORTFOLIO (C)	7.55%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

S A M BALANCED PORTFOLIO (C)	7.06%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M BALANCED PORTFOLIO (I)	92.39%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M BALANCED PORTFOLIO (R1)	91.87%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO (R2)	99.68%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO (R3)	94.37%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO (R4)	14.93%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M BALANCED PORTFOLIO (R4)	76.78%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M BALANCED PORTFOLIO (R5)	97.46%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED	12.62%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
PORT (A)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M CONSERVATIVE BALANCED	17.96%	PERSHING LLC	1 PERSHING PLZ
PORT (A)			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE BALANCED	17.60%	PERSHING LLC	1 PERSHING PLZ
PORT (C)			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE BALANCED	7.48%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
PORT (C)		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

S A M CONSERVATIVE BALANCED	9.15%	FIRST CLEARING LLC	2801 MARKET ST
PORT (C)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

158

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M CONSERVATIVE BALANCED	5.16%	RAYMOND JAMES	ATTN: COURTNEY WALLER
PORT (C)		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

S A M CONSERVATIVE BALANCED	95.45%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
PORT (I)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M CONSERVATIVE BALANCED	8.24%	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PLACE, SUITE 525
PORT (R1)		ELAINE GANTZ DDS PCQ	PITTSBURGH PA 15222-4228

S A M CONSERVATIVE BALANCED	91.75%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R1)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED	99.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R2)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED	95.85%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R3)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED	6.27%	JP MORGAN HSA	ATTN LIZ SHEEHAN
PORT (R4)			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M CONSERVATIVE BALANCED	79.05%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R4)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE BALANCED	12.26%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
PORT (R4)		FBO B&G AND AFFILIATES	1013 CENTRE RD
		EXEC RET PLAN	WILMINGTON DE 19805-1265

S A M CONSERVATIVE BALANCED	5.24%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
PORT (R5)		FBO M&M MGMT CO	1013 CENTRE RD
		SUPP RET & DC PLAN	WILMINGTON DE 19805-1265

S A M CONSERVATIVE BALANCED	91.43%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R5)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH	15.20%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
PORT (A)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M CONSERVATIVE GROWTH	11.62%	PERSHING LLC	1 PERSHING PLZ
PORT (A)			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE GROWTH	12.20%	PERSHING LLC	1 PERSHING PLZ
PORT (C)			JERSEY CITY NJ 07399-0001

S A M CONSERVATIVE GROWTH	6.58%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
PORT (C)		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

159

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M CONSERVATIVE GROWTH	6.44%	FIRST CLEARING LLC	2801 MARKET ST
PORT (C)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M CONSERVATIVE GROWTH	6.68%	RAYMOND JAMES	ATTN: COURTNEY WALLER
PORT (C)		OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PKWY
		HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716-1102

S A M CONSERVATIVE GROWTH	95.56%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
PORT (I)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M CONSERVATIVE GROWTH	96.09%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R1)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH	99.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R2)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH	96.41%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R3)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH	10.75%	JP MORGAN HSA	ATTN LIZ SHEEHAN
PORT (R4)			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M CONSERVATIVE GROWTH	87.28%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R4)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M CONSERVATIVE GROWTH	96.94%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORT (R5)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORT (A)	18.14%	JP MORGAN CLEARING CORP	3 CHASE METROTECH CENTER
		OMNIBUS ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M FLEXIBLE INCOME PORT (A)	16.94%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M FLEXIBLE INCOME PORT (C)	5.32%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

S A M FLEXIBLE INCOME PORT (C)	19.60%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

S A M FLEXIBLE INCOME PORT (C)	7.34%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

S A M FLEXIBLE INCOME PORT (C)	7.35%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

160

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M FLEXIBLE INCOME PORT (I)	92.75%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

S A M FLEXIBLE INCOME PORT (R1)	96.86%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORT (R2)	100.00%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORT (R3)	84.56%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORT (R3)	6.31%	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PLACE SUITE 525
		BUFFALO ULTRASOUND INC 401 K	PITTSBURGH PA 15222-4228
		PROFIT SHARING PLAN & TRUST

S A M FLEXIBLE INCOME PORT (R4)	31.92%	JP MORGAN HSA	ATTN LIZ SHEEHAN
			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M FLEXIBLE INCOME PORT (R4)	62.15%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M FLEXIBLE INCOME PORT (R5)	93.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH PORT	13.41%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
(A)		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

S A M STRATEGIC GROWTH PORT	10.36%	PERSHING LLC	1 PERSHING PLZ
(A)			JERSEY CITY NJ 07399-0001

S A M STRATEGIC GROWTH PORT	5.63%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
(C)		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

S A M STRATEGIC GROWTH PORT	9.64%	PERSHING LLC	1 PERSHING PLZ
(C)			JERSEY CITY NJ 07399-0001

S A M STRATEGIC GROWTH PORT	5.86%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
(C)		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

S A M STRATEGIC GROWTH PORT	8.35%	FIRST CLEARING LLC	2801 MARKET ST
(C)		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

S A M STRATEGIC GROWTH	93.63%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
PORTFOLIO (I)		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

161

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
S A M STRATEGIC GROWTH	5.66%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORTFOLIO (I)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH	98.39%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORTFOLIO (R1)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH	99.99%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORTFOLIO (R2)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH	96.57%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORTFOLIO (R3)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH	28.01%	JP MORGAN HSA	ATTN LIZ SHEEHAN
PORTFOLIO (R4)			1 CHASE MANHATTAN PLZ FL 3
			NEW YORK NY 10005-1401

S A M STRATEGIC GROWTH	65.75%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORTFOLIO (R4)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

S A M STRATEGIC GROWTH	96.05%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
PORTFOLIO (R5)		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SHORT-TERM INCOME (A)	26.76%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (A)	6.20%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (C)	22.48%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (C)	16.05%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

SHORT-TERM INCOME (C)	6.48%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

SHORT-TERM INCOME (C)	7.98%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (I)	5.58%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SHORT-TERM INCOME (I)	8.13%	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

162

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SHORT-TERM INCOME (I)	10.53%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	6.22%	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	13.94%	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-S41
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992

SHORT-TERM INCOME (I)	10.70%	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	6.01%	SAM CONS BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	9.69%	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (P)	24.16%	MORGAN STANLEY SMITH BARNEY	HARBOR FINANCIAL CENTER
			PLAZA 2 3RD FLOOR
			JERSEY CITY NJ 07311

SHORT-TERM INCOME (P)	5.85%	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046

SHORT-TERM INCOME (P)	15.00%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

SHORT-TERM INCOME (P)	11.19%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

SHORT-TERM INCOME (P)	7.97%	RBC CAPITAL MARKETS LLC	ATTN MUTUAL FUND OPS MANAGER
		MUTUAL FUND OMNIBUS PROCESSING	510 MARQUETTE AVE S
		OMNIBUS	MINNEAPOLIS MN 55402-1110

SHORT-TERM INCOME (P)	28.34%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

SHORT-TERM INCOME (R1)	5.33%	EWR INC	81 PEYTON PKWY STE 101
		DEFERRED COMP PLAN	COLLIERVILLE TN 38017-9755

SHORT-TERM INCOME (R1)	72.55%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (R1)	21.91%	FIIOC FBO R L STONE COMPANY INC	100 MAGELLAN WAY
		401K PLAN	COVINGTON KY 41015-1987

163

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SHORT-TERM INCOME (R2)	96.47%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (R3)	84.98%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (R4)	8.43%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO INSURITY INC DEF COMP PLAN	1013 CENTRE RD
			WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R4)	17.17%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (R4)	67.94%	WACHOVIA BANK NATIONAL ASSOC	ATTN SHELLEY ANDERSON
		FBO DEF COMP PLAN OF CED INC	ONE WEST FOURTH STREET
		(PS DEF	WINSTON SALEM NC 27101-3818

SHORT-TERM INCOME (R5)	11.90%	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO ASSOCIATED BANC-CORP	1013 CENTRE RD
		DEFERRED C	WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R5)	52.24%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SHORT-TERM INCOME (R5)	10.11%	NFS LLC FEBO	ATTN MUT FUNDS 11270 W PARK PL
			MARSHALL & ILSLEY TRUST CO
			FBO BANK 98 DLY RCRDKPG
			STE 400
			MILWAUKEE WI 53224

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SMALLCAP BLEND (A)	8.32%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

SMALLCAP BLEND (A)	7.12%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP BLEND (C)	22.87%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP BLEND (I)	11.95%	THE PRINCIPAL TRUST FOR	ATTN STEPHANIE WATTS S-001-S60
		POST-RETIREMENT	PRINCIPAL FINANCIAL GROUP
		MED BENE FR INDV FIELD 61022	DES MOINES IA 50392-0001

SMALLCAP BLEND (I)	6.22%	PRINCIPAL TRUST FOR HEALTH	ATTN STEPHANIE WATTS S-001-S60
		BENEFITS FOR IND FIELD 61009	PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001

SMALLCAP BLEND (I)	58.86%	THE PRINCIPAL TRST FOR PST-RTRMENT	ATTN STEPHANIE WATTS S-001-S60
		FOR MEDICAL BENEFITS FOR	PRINCIPAL FINANCIAL GROUP
		EMPLOYEES 61021	DES MOINES IA 50392-0001

164

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SMALLCAP BLEND (P)	9.52%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

SMALLCAP BLEND (P)	37.75%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP BLEND (P)	8.95%	GEORGE J WILDS IV	PRIVATE ACCOUNT MANAGEMENT
		401K DTD 12/30/2004	39 GRAY ST
		GEORGE J WILDS IV TRUSTEE	ASHEVILLE NC 28801-2148

SMALLCAP BLEND (P)	33.25%	HILLIARD LYONS CUST FOR	PRIVATE ACCOUNT MANAGEMENT
		WILLIAM T JARRELL IRA	1316 PLACE DE JULIAN
			FLORENCE SC 29501-5617

SMALLCAP BLEND (P)	10.50%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

SMALLCAP BLEND (R1)	81.26%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R1)	9.82%	STIFEL NICOLAUS & CO INC	501 NORTH BROADWAY
		A/C 4640-6223	ST LOUIS MO 63102-2188
		MIDWEST METER INC 401K

SMALLCAP BLEND (R2)	70.39%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R2)	23.93%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

SMALLCAP BLEND (R2)	5.53%	STATE STREET BANK TTEE CUST	1 LINCOLN ST
		FBO ACCESS ADP 401(K) PLAN	BOSTON MA 02111-2900

SMALLCAP BLEND (R3)	60.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R3)	6.35%	BUFFALO WILD WINGS INC	ATTN: ALISSA A. PARTEE
		FBO BUFFALO WILD WINGS	5500 WAYZATA BLVD; STE 1600
		MGMT DC PLAN	MINNEAPOLIS MN 55416-1237

SMALLCAP BLEND (R3)	7.61%	FIIOC	100 MAGELLAN WAY
		FBO CARDIOVASCULAR SPECIALISTS PA	COVINGTON KY 41015-1987
		401K PROFIT SHARING PLAN

SMALLCAP BLEND (R4)	90.68%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R4)	6.50%	NFS LLC FEBO	100 MAGELLAN WAY # KW1C
		FIIOC AS AGENT FOR	COVINGTON KY 41015-1987
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS

165

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SMALLCAP BLEND (R5)	44.49%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP BLEND (R5)	26.33%	NFS LLC FEBO	100 MAGELLAN WAY # KW1C
		FIIOC AS AGENT FOR	COVINGTON KY 41015-1987
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS

SMALLCAP BLEND (R5)	9.94%	BANKERS TRUST COMPANY	ATTN DEBBIE WILLIAMS
		FBO HUNTING US HOLDINGS NQ PLAN	453 7TH ST
			DES MOINES IA 50309-4110

166

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SMALLCAP GROWTH I (I)	7.76%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (I)	6.36%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (I)	8.77%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (I)	53.04%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

SMALLCAP GROWTH I (R1)	95.80%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R2)	88.82%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R3)	82.68%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R3)	6.78%	TIAA-CREF TRUST CO CUST/TTEE FBO	ATTN TRUST OPERATIONS
		RETIREMENT PLANS FOR WHICH	211 N BROADWAY STE 1000
		TIAA ACTS AS RECORDKEEPER	SAINT LOUIS MO 63102-2748

SMALLCAP GROWTH I (R4)	94.31%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R5)	86.29%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

167

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SMALLCAP S&P 600 INDEX (I)	9.74%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP S&P 600 INDEX (I)	31.65%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)	28.58%	DIVERSIFIED GROWTH ACCOUNT	ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)	8.00%	DIVERSIFIED BALANCED ACCOUNT	ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R1)	58.01%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R2)	73.47%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R2)	5.94%	BANCO POPULAR DE PUERTO RICO	209 PONCE DE LEON AVE
		PR SUPPLIES 1165 E SAVINGS & RET P	POPULAR CENTER #400
			HATO REY PR 00917-1818

SMALLCAP S&P 600 INDEX (R3)	53.95%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R4)	82.32%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R5)	68.72%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SMALLCAP VALUE II (A)	7.58%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

SMALLCAP VALUE II (A)	65.31%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP VALUE II (I)	9.80%	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (I)	7.60%	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

168

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
SMALLCAP VALUE II (I)	10.53%	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (I)	42.41%	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992

SMALLCAP VALUE II (P)	27.70%	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD
		FOR THE EXCL BENE OF OUR	ATTN MUTUAL FUNDS DEPT 4TH FL
		CUSTOMERS	JERSEY CITY NJ 07310-2010

SMALLCAP VALUE II (P)	16.33%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP VALUE II (P)	55.96%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

SMALLCAP VALUE II (R1)	97.86%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP VALUE II (R2)	99.73%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP VALUE II (R3)	85.31%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP VALUE II (R3)	5.28%	STATE STREET BANK AND TRUST CO	MUTUAL FUND COMPLIANCE
		TAYNIK & CO	1200 CROWN COLONY DR
			QUINCY MA 02169-0938

SMALLCAP VALUE II (R4)	98.07%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP VALUE II (R5)	94.11%	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PLIC VARIOUS RETIREMENT PLANS	711 HIGH ST
		OMNIBUS	DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	100.00%	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA 50392-9992

169

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner
TAX-EXEMPT BOND (A)	17.76%	JP MORGAN CLEARING CORP OMNIBUS	3 CHASE METROTECH CENTER
		ACCT FBO CUSTOMERS	3RD FL MUTUAL FUND DEPT
			BROOKLYN NY 11245-0001

TAX-EXEMPT BOND (A)	9.51%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (A)	7.11%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

TAX-EXEMPT BOND (A)	5.02%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

TAX-EXEMPT BOND (C)	16.35%	PERSHING LLC	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

TAX-EXEMPT BOND (C)	12.08%	FIRST CLEARING LLC	2801 MARKET ST
		SPECIAL CUSTODY ACCT FOR THE	SAINT LOUIS MO 63103-2523
		EXCLUSIVE BENEFIT OF CUSTOMER

TAX-EXEMPT BOND (C)	8.88%	UBS WM USA	ATTN DEPARTMENT MANAGER
		0O0 11011 6100	1000 HARBOR BLVD 5TH FL
		OMNI ACCOUNT M/F	WEEHAWKEN NJ 07086-6761

TAX-EXEMPT BOND (C)	19.92%	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
Management Ownership
As of February 5, 2015, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds, except as listed below:

•	Government & High Quality Bond Fund - Class P - 1.048%.

170

PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through participation in an employee benefit program which invests in Principal Funds, Inc. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about Principal Management Corporation's portfolio managers first. Next, the section includes information about the sub-advisors' portfolio managers alphabetically by sub-advisor.
Information in this section is as of October 31, 2014, unless otherwise noted.

171

Advisor: Principal Management Corporation

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jake S. Anonson: Global Diversified Income Fund
Registered investment companies	2	$5.2 billion	0	$0
Other pooled investment vehicles	1	$437.0 million	0	$0
Other accounts	0	$0	0	$0

Jessica S. Bush: Global Diversified Income Fund
Registered investment companies	2	$5.2 billion	0	$0
Other pooled investment vehicles	1	$437.0 million	0	$0
Other accounts	0	$0	0	$0

Mark Dummer: Global Diversified Income Fund
Registered investment companies	2	$5.2 billion	0	$0
Other pooled investment vehicles	1	$437.0 million	0	$0
Other accounts	0	$0	0	$0

James W. Fennessey: Global Diversified Income; LargeCap Blend II; LargeCap Growth I; LargeCap Growth II; LargeCap Value III; MidCap Growth III; MidCap Value I; MidCap Value III; Overseas; Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; SmallCap Growth I; and SmallCap Value II Funds

Registered investment companies	30	$38.6 billion	0	$0
Other pooled investment vehicles	24	$12.8 billion	0	$0
Other accounts	0	$0	0	$0

Kelly Grossman: Global Diversified Income Fund
Registered investment companies	2	$5.2 billion	0	$0
Other pooled investment vehicles	1	$437.0 million	0	$0
Other accounts	0	$0	0	$0

Benjamin E. Rotenberg: Global Diversified Income Fund
Registered investment companies	2	$5.2 billion	0	$0
Other pooled investment vehicles	1	$437.0 million	0	$0
Other accounts	0	$0	0	$0

Jeffrey R. Tyler: Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060 Funds and Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060 Funds

Registered investment companies	19	$28.7 billion	0	$0
Other pooled investment vehicles	23	$12.4 billion	0	$0
Other accounts	0	$0	0	$0

172

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Randy L. Welch: LargeCap Blend II; LargeCap Growth I; LargeCap Growth II; LargeCap Value III; MidCap Growth III; MidCap Value I; MidCap Value III; Overseas; Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; SmallCap Growth I; and SmallCap Value II Funds

Registered investment companies	28	$33.4 billion	0	$0
Other pooled investment vehicles	23	$12.4 billion	0	$0
Other accounts	0	$0	0	$0
Compensation
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.
All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan.
For Ms. Bush, Mr. Fennessey, Ms. Grossman, and Mr. Welch:
Compensation is comprised of base salary and variable incentive components. Variable incentive components are driven by company and individual performance. Fund performance is not directly taken into account when determining variable incentive. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.
These employees are eligible for a Defined Benefit or Cash Balance retirement plan and a Long Term Incentive Pay program.
For Mr. Anonson, Mr. Dummer, and Mr. Rotenberg:
Compensation is comprised of base salary and variable incentive components. Variable incentive components are driven by sales in specific channels. A portion of variable incentive is discretionary, based on a combination of business results and individual contributions. Fund performance is not directly taken into account when determining variable incentive. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.
These employees are eligible for a Defined Benefit or Cash Balance retirement plan and a Long Term Incentive Pay program.
For Mr. Tyler:
Compensation is comprised of base salary and variable incentive components. Fund performance is taken into account when determining variable incentive. The primary benchmark for each Fund (as disclosed in the prospectus) is used to measure performance of the Funds for which Mr. Tyler serves as portfolio manager. Fund performance, relative to peers (as defined by Morningstar through a percentile ranking) is used to measure performance of the Principal LifeTime Funds and Principal LifeTime Hybrid Funds. Specifically, pre-tax fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. A weighted average of assets under management is a factor in Mr. Tyler’s compensation.  A portion of variable incentive is discretionary, based on a combination of business results and individual contributions. No part of salary or retirement plan compensation is tied to asset levels.
Mr. Tyler is also eligible to participate in a Long Term Incentive Pay program.

173

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jake S. Anonson	Global Diversified Income	$100,001 - $500,000
Jessica S. Bush	Global Diversified Income	$1 - $10,000
Marcus W. Dummer	Global Diversified Income	None
James W. Fennessey	Global Diversified Income	None
James W. Fennessey	LargeCap Blend II	None
James W. Fennessey	LargeCap Growth I	None
James W. Fennessey	LargeCap Growth II	None
James W. Fennessey	LargeCap Value III	None
James W. Fennessey	MidCap Growth III	None
James W. Fennessey	MidCap Value I	None
James W. Fennessey	MidCap Value III	None
James W. Fennessey	Overseas	None
James W. Fennessey	Principal LifeTime Strategic Income	None
James W. Fennessey	Principal LifeTime 2010	None
James W. Fennessey	Principal LifeTime 2015	None
James W. Fennessey	Principal LifeTime 2020	None
James W. Fennessey	Principal LifeTime 2025	None
James W. Fennessey	Principal LifeTime 2030	None
James W. Fennessey	Principal LifeTime 2035	None
James W. Fennessey	Principal LifeTime 2040	None
James W. Fennessey	Principal LifeTime 2045	None
James W. Fennessey	Principal LifeTime 2050	None
James W. Fennessey	Principal LifeTime 2055	None
James W. Fennessey	Principal LifeTime 2060	None
James W. Fennessey	Principal LifeTime Hybrid Income	None
James W. Fennessey	Principal LifeTime Hybrid 2015	None
James W. Fennessey	Principal LifeTime Hybrid 2020	None
James W. Fennessey	Principal LifeTime Hybrid 2025	None
James W. Fennessey	Principal LifeTime Hybrid 2030	None
James W. Fennessey	Principal LifeTime Hybrid 2035	None
James W. Fennessey	Principal LifeTime Hybrid 2040	None
James W. Fennessey	Principal LifeTime Hybrid 2045	None
James W. Fennessey	Principal LifeTime Hybrid 2050	None
James W. Fennessey	Principal LifeTime Hybrid 2055	None
James W. Fennessey	Principal LifeTime Hybrid 2060	None
James W. Fennessey	SmallCap Growth I	None
James W. Fennessey	SmallCap Value II	None
Kelly Grossman	Global Diversified Income	$1 - $10,000
Benjamin E. Rotenberg	Global Diversified Income	None
Jeffrey R. Tyler	Principal LifeTime Strategic Income	None
Jeffrey R. Tyler	Principal LifeTime 2010	None
Jeffrey R. Tyler	Principal LifeTime 2015	None
Jeffrey R. Tyler	Principal LifeTime 2020	None
Jeffrey R. Tyler	Principal LifeTime 2025	None
Jeffrey R. Tyler	Principal LifeTime 2030	None
Jeffrey R. Tyler	Principal LifeTime 2035	None
Jeffrey R. Tyler	Principal LifeTime 2040	None
Jeffrey R. Tyler	Principal LifeTime 2045	None
Jeffrey R. Tyler	Principal LifeTime 2050	None

174

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jeffrey R. Tyler	Principal LifeTime 2055	None
Jeffrey R. Tyler	Principal LifeTime 2060	None
Jeffrey R. Tyler	Principal LifeTime Hybrid Income	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2015	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2020	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2025	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2030	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2035	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2040	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2045	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2050	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2055	None
Jeffrey R. Tyler	Principal LifeTime Hybrid 2060	None
Randy L. Welch	LargeCap Blend II	None
Randy L. Welch	LargeCap Growth I	None
Randy L. Welch	LargeCap Growth II	None
Randy L. Welch	LargeCap Value III	None
Randy L. Welch	MidCap Growth III	None
Randy L. Welch	MidCap Value I	None
Randy L. Welch	MidCap Value III	None
Randy L. Welch	Overseas	None
Randy L. Welch	Principal LifeTime Strategic Income	None
Randy L. Welch	Principal LifeTime 2010	None
Randy L. Welch	Principal LifeTime 2015	None
Randy L. Welch	Principal LifeTime 2020	None
Randy L. Welch	Principal LifeTime 2025	None
Randy L. Welch	Principal LifeTime 2030	None
Randy L. Welch	Principal LifeTime 2035	None
Randy L. Welch	Principal LifeTime 2040	None
Randy L. Welch	Principal LifeTime 2045	None
Randy L. Welch	Principal LifeTime 2050	None
Randy L. Welch	Principal LifeTime 2055	None
Randy L. Welch	Principal LifeTime 2060	None
Randy L. Welch	Principal LifeTime Hybrid Income	None
Randy L. Welch	Principal LifeTime Hybrid 2015	None
Randy L. Welch	Principal LifeTime Hybrid 2020	None
Randy L. Welch	Principal LifeTime Hybrid 2025	None
Randy L. Welch	Principal LifeTime Hybrid 2030	None
Randy L. Welch	Principal LifeTime Hybrid 2035	None
Randy L. Welch	Principal LifeTime Hybrid 2040	None
Randy L. Welch	Principal LifeTime Hybrid 2045	None
Randy L. Welch	Principal LifeTime Hybrid 2050	None
Randy L. Welch	Principal LifeTime Hybrid 2055	None
Randy L. Welch	Principal LifeTime Hybrid 2060	None
Randy L. Welch	SmallCap Growth I	None
Randy L. Welch	SmallCap Value II	None

175

Sub-Advisor: BlackRock Financial Management, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Gargi Chaudhuri: Inflation Protection Fund
Registered investment companies	11	$7.86 billion	0	$0
Other pooled investment vehicles	4	$367.2 million	0	$0
Other accounts	33	$18.18 billion	3	$83.53 million

Martin Hegarty: Inflation Protection Fund
Registered investment companies	11	$7.86 billion	0	$0
Other pooled investment vehicles	4	$367.2 million	0	$0
Other accounts	33	$18.18 billion	3	$83.53 million
Compensation
Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Barclays Capital US TIPS Index, Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards - From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. Chaudhuri has unvested long-term incentive awards.

176

Deferred Compensation Program - A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Gargi Chaudhuri	Inflation Protection	None
Martin Hegarty	Inflation Protection	None

177

Sub-Advisor: Columbus Circle Investors

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Thomas J. Bisighini: LargeCap Growth Fund
Registered investment companies	7	$1.4 billion	0	$0
Other pooled investment vehicles	4	$433.6 million	0	$0
Other accounts	73	$5.4 billion	1	$87.9 million

Clifford G. Fox: MidCap Growth Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	29	$702.4 million	0	$0

Michael Iacono: MidCap Growth Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	29	$702.4 million	0	$0

Anthony Rizza: LargeCap Growth Fund
Registered investment companies	7	$1.4 billion	0	$0
Other pooled investment vehicles	4	$433.6 million	0	$0
Other accounts	73	$5.4 billion	1	$87.9 million

Katerina Wasserman: MidCap Growth Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	29	$702.4 million	0	$0
Compensation
Columbus Circle Investors (CCI) offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a bonus pool with funding based on pre-tax, pre-bonus operating earnings. Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation and/or phantom equity. Cash based bonus award amounts are determined based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s). Deferred compensation is awarded in three year cliff vesting deferred cash. Deferred award amounts are determined based on the employee’s contribution to CCI during the year. In addition, five percent of the firm’s profits are allocated in the form of 3-year cliff vest phantom equity based on the growth of the firm to select employees.
The incentive plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. A separate equity plan is provided to certain key investment staff that provides further alignment to clients and the firm.

178

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Thomas J. Bisighini	LargeCap Growth	None
Clifford G. Fox	MidCap Growth	None
Michael Iacono	MidCap Growth	None
Anthony Rizza	LargeCap Growth	None
Katerina Wasserman	MidCap Growth	None

Sub-Advisor: Edge Asset Management, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Charles D. Averill: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$2.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel R. Coleman: Equity Income and Principal Capital Appreciation Funds
Registered investment companies	3	$2.1 billion	0	$0
Other pooled investment vehicles	3	$128.3 million	0	$0
Other accounts	2	$647.2 million	0	$0

Jill R. Cuniff: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	5	$1.9 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Philip M. Foreman: Principal Capital Appreciation Fund
Registered investment companies	1	$39.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

John R. Friedl: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$865.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$452.5 million	0	$0

179

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Todd A. Jablonski: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$2.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ryan P. McCann: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$865.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$452.5 million	0	$0

Scott J. Peterson: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$865.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$452.5 million	0	$0

David W. Simpson: Equity Income Fund
Registered investment companies	2	$2.1 billion	0	$0
Other pooled investment vehicles	3	$128.3 million	0	$0
Other accounts	2	$647.2 million	0	$0

Gregory L. Tornga: Government & High Quality Bond, Income, and Short-Term Income Funds
Registered investment companies	3	$865.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$452.5 million	0	$0
Compensation
Edge Asset Management offers a competitive compensation structure that is evaluated annually relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for all team members is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
The variable component for investment professionals is designed to reinforce investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Fund performance is measured against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation.  The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale.  Deferred compensation is required to be invested into funds managed by the team, via a co-investment program; thus, aligning the interests of investment professionals with client objectives. Co-investment is subject to a three year cliff vesting schedule which meets our objective of increased employee retention.

180

In addition to base salary and variable incentive, portfolio managers and senior professionals participate in the Principal Financial Group Long-term Incentive Plan (“Plan”). Awards from this Plan are based on individual performance and are delivered in the form of three-year cliff vest Principal Financial Group (“PFG”) RSUs or a combination of three-year cliff vest PFG RSUs and three-year ratable vest PFG stock options; therefore, aligning the interests of team members with PFG stakeholders.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Charles D. Averill	SAM Balanced Portfolio	None
Charles D. Averill	SAM Conservative Balanced Portfolio	None
Charles D. Averill	SAM Conservative Growth Portfolio	$100,001-$500,000
Charles D. Averill	SAM Flexible Income Portfolio	0
Charles D. Averill	SAM Strategic Growth Portfolio	$501,000-$1,000,000
Daniel R. Coleman	Equity Income Fund	$50,001-$100,000
Daniel R. Coleman	Principal Capital Appreciation Fund	$100,001-$500,000
Jill R. Cuniff	SAM Balanced Portfolio	$50,001-$100,000
Jill R. Cuniff	SAM Conservative Balanced Portfolio	None
Jill R. Cuniff	SAM Conservative Growth Portfolio	None
Jill R. Cuniff	SAM Flexible Income Portfolio	None
Jill R. Cuniff	SAM Strategic Growth Portfolio	None
Philip M. Foreman	Principal Capital Appreciation Fund	$501,000-$1,000,000
John R. Friedl	Government & High Quality Bond Fund	None
John R. Friedl	Income Fund	None
John R. Friedl	Short-Term Income Fund	None
Todd A. Jablonski	SAM Balanced Portfolio	$10,001-$50,000
Todd A. Jablonski	SAM Conservative Balanced Portfolio	None
Todd A. Jablonski	SAM Conservative Growth Portfolio	None
Todd A. Jablonski	SAM Flexible Income Portfolio	None
Todd A. Jablonski	SAM Strategic Growth Portfolio	None
Ryan P. McCann	Government & High Quality Bond Fund	None
Ryan P. McCann	Income Fund	None
Ryan P. McCann	Short-Term Income Fund	None
Scott J. Peterson	Government & High Quality Bond Fund	None
Scott J. Peterson	Income Fund	None
Scott J. Peterson	Short-Term Income Fund	$50,001-$100,000
David W. Simpson	Equity Income Fund	0
Gregory L. Tornga	Government & High Quality Bond Fund	$10,001-$50,000
Gregory L. Tornga	Income Fund	$10,001-$50,000
Gregory L. Tornga	Short-Term Income Fund	$10,001-$50,000

181

Sub-Advisor: J.P. Morgan Investment Management Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
James E. Gibson: High Yield Fund I
Registered Investment Companies	3	$11.3 billion	1	$151 million
Other Pooled Investment Vehicles	1	$1.3 billion	0	$0
Other Accounts	0	$0	0	$0

William J. Morgan: High Yield Fund I
Registered Investment Companies	10	$16.5 billion	1	$151 million
Other Pooled Investment Vehicles	21	$8.6 billion	0	$0
Other Accounts	17	$2.2 billion	0	$0

James P. Shanahan: High Yield Fund I
Registered Investment Companies	14	$21.7 billion	1	$151 million
Other Pooled Investment Vehicles	21	$4.7 billion	0	$0
Other Accounts	0	$0	0	$0
Compensation
J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.
Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
James E. Gibson	High Yield I	None
William J. Morgan	High Yield I	None
James P. Shanahan	High Yield I	None

182

Sub-Advisor: Neuberger Berman Fixed Income LLC

	Other Accounts Managed*
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Ann H. Benjamin: High Yield Fund I
Registered investment companies	6	$4.9 billion	0	$0
Other pooled investment vehicles	16	$18.0 billion	3	$638 million
Other accounts	32	$7.5 billion	0	$0

William (Russ) Covode: High Yield Fund I
Registered investment companies	5	$4.5 billion	0	$0
Other pooled investment vehicles	14	$15.6 billion	3	$638 million
Other accounts	31	$7.3 billion	0	$0

Daniel Doyle: High Yield Fund I
Registered investment companies	4	$4.6 billion	0	$0
Other pooled investment vehicles	19	$19.9 billion	3	$638 million
Other accounts	35	$7.5 billion	0	$0

Thomas P. O'Reilly: High Yield Fund I
Registered investment companies	6	$4.9 billion	0	$0
Other pooled investment vehicles	16	$18.0 billion	3	$638 million
Other accounts	32	$7.5 billion	0	$0
*Portions of certain accounts may be managed by other portfolio managers; however, for each portfolio manager the table lists the total assets of each account even if such portfolio manager is only involved in the day-to-day management of a portion of the entire account.
Compensation Structure
Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. They consider a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance. It is their foremost goal to create a compensation process that is fair, transparent, and competitive with the market.
Neuberger Berman investment professionals on fixed income portfolio management teams receive a fixed salary and are eligible for an annual bonus. The annual bonus for an individual investment professional is paid from a "bonus pool" made available to the fixed income portfolio management team with which the investment professional is associated. The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In some cases, bonus pools may be subject to a hold-back applied to revenues. Research Analysts who are embedded within fixed income portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.
Incentive Structure
As a firm, Neuberger Berman believes that providing their employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to their success in retaining employees.
Their long-term retention incentives include:

•
Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. Most equity issuances are subject to vesting.

183

•
Contingent Compensation. Certain employees (generally those with a total compensation of greater than $500,000, determined annually) may participate in the Neuberger Berman Group Contingent Compensation Plan (the "CCP"). Under the CCP, up to 25% of a participant’s compensation is contingent and subject to vesting. For portfolio managers, contingent amounts under the CCP are held in a notional account in the team’s strategy and a portion may also be held in the Neuberger Berman Portfolio, which is a portfolio of the investment strategies managed by Neuberger Berman across the firm. Currently, certain CCP participants may also elect to have a portion of their contingent compensation delivered in the form of equity. Subject to continued employment at the firm and other conditions, a participant’s contingent compensation vests in equal amounts over three years.

•
Restrictive Covenants. Most investment professionals are subject to notice periods and restrictive covenants which include non-solicit restrictions. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Ann H. Benjamin	High Yield I	None
William (Russ) Covode	High Yield I	None
Daniel Doyle	High Yield I	None
Thomas P. O’Reilly	High Yield I	None

Sub-Advisor: Origin Asset Management LLP

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
John Birkhold: International Fund I
Registered investment companies	1	$366 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$170 million
Other accounts	7	$1.8 billion	2	$826 million

Chris Carter: International Fund I
Registered investment companies	1	$366 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$170 million
Other accounts	7	$1.8 billion	2	$826 million

Nigel Dutson: International Fund I
Registered investment companies	1	$366 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$170 million
Other accounts	7	$1.8 billion	2	$826 million

Tarlock Randhawa: International Fund I
Registered investment companies	1	$366 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$170 million
Other accounts	7	$1.8 billion	2	$826 million

184

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Nerys Weir: International Fund I
Registered investment companies	1	$366 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	3	$170 million
Other accounts	7	$1.8 billion	2	$826 million
Compensation
Origin Asset Management LLP offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align team contributions in a manner that is consistent with industry standards and business results. Compensation of Origin's portfolio managers is formed of a competitive fixed salary and a share of a bonus pool which is a function of the annual profitability of the firm. Select members of the investment team further share in the firm’s profits based on their overall partner ownership.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
John Birkhold	International Fund I	None
Chris Carter	International Fund I	None
Nigel Dutson	International Fund I	None
Tarlock Randhawa	International Fund I	None
Nerys Weir	International Fund I	None

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Paul H. Blankenhagen: Diversified International Fund
Registered investment companies	1	$465.0 million	0	$0
Other pooled investment vehicles	3	$2.8 billion	0	$0
Other accounts	3	$387.3 million	1	$5.9 million

Juliet Cohn: Diversified International Fund
Registered investment companies	1	$465.0 million	0	$0
Other pooled investment vehicles	3	$2.8 billion	0	$0
Other accounts	3	$387.3 million	1	$5.9 million

Mihail Dobrinov: International Emerging Markets Fund
Registered investment companies	1	$109.8 million	0	$0
Other pooled investment vehicles	1	$807.1 million	0	$0
Other accounts	9	$1.3 billion	5	$265.3 million

185

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Joel Fortney: LargeCap Value Fund*
Registered investment companies	1	$3.7 billion	0	$0
Other pooled investment vehicles	2	$598.1 million	0	$0
Other accounts	7	$421.8 million	0	$0

Arild Holm: LargeCap Value Fund
Registered investment companies	1	$168.3 million	0	$0
Other pooled investment vehicles	3	$745.4 million	0	$0
Other accounts	2	$76.8 million	0	$0

Thomas L. Kruchten: LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds
Registered investment companies	3	$2.7 billion	0	$0
Other pooled investment vehicles	3	$20.4 billion	0	$0
Other accounts	1	$134.3 million	0	$0

K. William Nolin: MidCap Fund
Registered investment companies	2	$1.1 billion	0	$0
Other pooled investment vehicles	21	$3.0 billion	0	$0
Other accounts	9	$227.3 million	0	$0

Phil Nordhus: SmallCap Blend Fund
Registered investment companies	1	$62.5 million	0	$0
Other pooled investment vehicles	6	$1.0 billion	0	$0
Other accounts	1	$33.7 million	0	$0

Brian Pattinson: SmallCap Blend Fund
Registered investment companies	2	$69.5 million	0	$0
Other pooled investment vehicles	7	$1.8 billion	0	$0
Other accounts	5	$1.1 billion	2	$189.5 million

Tom Rozycki: MidCap Fund
Registered investment companies	2	$1.1 billion	0	$0
Other pooled investment vehicles	3	$2.1 billion	0	$0
Other accounts	9	$227.3 million	0	$0

Jeffrey A. Schwarte: LargeCap Value Fund
Registered investment companies	2	$586.3 million	0	$0
Other pooled investment vehicles	6	$1.1 billion	0	$0
Other accounts	4	$265.5 million	0	$0

Alan Wang: International Emerging Markets Fund
Registered investment companies	1	$109.8 million	0	$0
Other pooled investment vehicles	1	$807.1 million	0	$0
Other accounts	7	$1.3 billion	3	$255.9 million

186

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance

Mohammed Zaidi: International Emerging Markets Fund
Registered investment companies	1	$109.8 million	0	$0
Other pooled investment vehicles	1	$807.1 million	0	$0
Other accounts	10	$1.5 billion	5	$265.3 million

* Information as of December 31, 2014
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on percentage of pre-tax, pre-bonus operating earnings of Principal Global Equities. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into equity funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

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Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul H. Blankenhagen	Diversified International	None
Juliet Cohn	Diversified International	None
Mihail Dobrinov	International Emerging Markets	None
Joel Fortney	LargeCap Value	$1 - $10,000
Arild Holm	LargeCap Value	$100,001 - $500,000
Thomas L. Kruchten	LargeCap S&P 500 Index	None
Thomas L. Kruchten	MidCap S&P 400 Index	None
Thomas L. Kruchten	SmallCap S&P 600 Index	None
K. William Nolin	MidCap	None
Phil Nordhus	SmallCap Blend	$10,001 - $50,000
Brian Pattinson	SmallCap Blend	$100,001 - $500,000
Tom Rozycki	MidCap	None
Jeffrey A. Schwarte	LargeCap Value	None
Alan Wang	International Emerging Markets	None
Mohammed Zaidi	International Emerging Markets	None

188

Sub-Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
William C. Armstrong: Bond & Mortgage Securities Fund
Registered investment companies	3	$428.2 million	0	$0
Other pooled investment vehicles	2	$4.3 billion	0	$0
Other accounts	16	$4.8 billion	2	$893.1 million

Mark P. Denkinger: High Yield Fund
Registered investment companies	1	$14.9 million	0	$0
Other pooled investment vehicles	3	$75.6 million	0	$0
Other accounts	8	$537.0 million	2	$233.7 million

James Noble: California Municipal and Tax-Exempt Bond Funds
Registered investment companies	1	$26.5 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$42.2 million	0	$0

Tracy Reeg: Money Market Fund
Registered investment companies	1	$276.8 million	0	$0
Other pooled investment vehicles	1	$1.6 billion	0	$0
Other accounts	0	$0	0	$0

Alice Robertson: Money Market Fund
Registered investment companies	1	$276.8 million	0	$0
Other pooled investment vehicles	1	$1.6 billion	0	$0
Other accounts	0	$0	0	$0

Darrin E. Smith: High Yield Fund
Registered investment companies	1	$14.9 million	0	$0
Other pooled investment vehicles	3	$75.6 million	0	$0
Other accounts	8	$537.0 million	2	$233.7 million

Timothy R. Warrick: Bond & Mortgage Securities Fund
Registered investment companies	1	$333.1 million	0	$0
Other pooled investment vehicles	4	$6.0 billion	0	$0
Other accounts	36	$11.4 billion	2	$893.1 million

James Welch: California Municipal and Tax-Exempt Bond Funds
Registered investment companies	1	$26.5 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$42.2 million	0	$0

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Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of Principal Global Fixed Income. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Fixed Income group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into fixed income funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
William C. Armstrong	Bond & Mortgage Securities	$10,001 - $50,000
Mark P. Denkinger	High Yield	$500,001 - $1,000,000
James Noble	California Municipal	None
James Noble	Tax-Exempt Bond	None
Tracy Reeg	Money Market	$1 - $10,000
Alice Robertson	Money Market	None
Darrin E. Smith	High Yield	$100,001 - $500,000
Timothy R. Warrick	Bond & Mortgage Securities	None
James Welch *	California Municipal	None
James Welch *	Tax-Exempt Bond	None

* Information as of August 31, 2014

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Sub-Advisor: Principal Global Investors, LLC (Multi-Asset Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Mathew Annenberg: Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, and 2060 Funds
Registered investment companies	6	$476.6 million	0	$0
Other pooled investment vehicles	6	$812.1 million	0	$0
Other accounts	0	$0	0	$0
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for Multi-Asset Advisors investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with investment performance and specific goals of Principal Global Investors. Team results and individual contributions are among the other factors contributing to the quantum of incentive compensation. The structure is uniformly applied among all investment professionals.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with PFG stakeholders and talent retention.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Mathew Annenberg	Principal LifeTime Strategic Income	None
Mathew Annenberg	Principal LifeTime 2010	None
Mathew Annenberg	Principal LifeTime 2015	None
Mathew Annenberg	Principal LifeTime 2020	None
Mathew Annenberg	Principal LifeTime 2025	None
Mathew Annenberg	Principal LifeTime 2030	None
Mathew Annenberg	Principal LifeTime 2035	None
Mathew Annenberg	Principal LifeTime 2040	None
Mathew Annenberg	Principal LifeTime 2045	None
Mathew Annenberg	Principal LifeTime 2050	None
Mathew Annenberg	Principal LifeTime 2055	None
Mathew Annenberg	Principal LifeTime 2060	None

191

Sub-Advisor: Principal Real Estate Investors, LLC

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Real Estate Securities Fund
Registered investment companies	1	$161.4 million	0	$0
Other pooled investment vehicles	1	$35.7 million	0	$0
Other accounts	8	$398.9 million	0	$0

Simon Hedger: Global Real Estate Securities Fund
Registered investment companies	2	$631.1 million	0	$0
Other pooled investment vehicles	3	$453.5 million	0	$0
Other accounts	11	$1.7 billion	1	$24.0 million

Anthony Kenkel: Global Real Estate Securities Fund and Real Estate Securities Fund
Registered investment companies	4	$2.8 billion	0	$0
Other pooled investment vehicles	3	$453.5 million	0	$0
Other accounts	20	$2.3 billion	1	$24.0 million

Kelly D. Rush: Global Real Estate Securities and Real Estate Securities Funds
Registered investment companies	4	$2.8 billion	0	$0
Other pooled investment vehicles	4	$489.2 million	0	$0
Other accounts	20	$2.3 billion	1	$24.0 million
Compensation
Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for real estate investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique (e.g. REIT, CMBS). The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into

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funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota	Real Estate Securities	None
Simon Hedger	Global Real Estate Securities	None
Anthony Kenkel	Global Real Estate Securities	$10,001 - $50,000
Anthony Kenkel	Real Estate Securities	$10,001 - $50,000
Kelly D. Rush	Global Real Estate Securities	None
Kelly D. Rush	Real Estate Securities	$10,001 - $50,000

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Appendix A
The following persons served on the Board of Governors of the Investment Company Institute during the last two most recently completed calendar years (2013-2014), during which time Karen (“Karrie”) McMillan served as an officer (General Counsel) of ICI (through February 2014):

Investment Adviser or Principal Underwriter/Control Person	Name of Officer	Company	Office Held at Company	Period of Service on ICI Board as of February 2014
AllianceBernstein, LP	Robert M. Keith	AllianceBernstein	Executive Managing Director	2010-present
American Century Investment Management, Inc.	Jonathan Thomas	American Century Investments	President and CEO	2008-present
BlackRock Financial Management, Inc.	Paul L. Audet	BlackRock, Inc.	Senior Managing Director and Head of U.S. Mutual Funds	2012-present
ClearBridge Investments, LLC	Joseph A. Sullivan	Legg Mason, Inc.	President and CEO	2013-present
Dimensional Fund Advisors LP	Catherine L. Newell	Dimensional Fund Advisors LP	General Counsel	2011-present
Goldman Sachs Asset Management, L.P.	James A. McNamara	Goldman Sachs Mutual Funds	President and CEO	2008-present
J.P. Morgan Investment Management, Inc.	George C.W. Gatch	JPMorgan Asset Management	CEO, JPMorgan Funds	2011-present
Neuberger Berman Fixed Income LLC	Robert Conti	Neuberger Berman Management LLC	CEO	2012-present
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Ralph C. Eucher	Principal Financial Group	Executive Vice President	2004-2012
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Nora M. Everett	Principal Funds, Inc.	President and CEO	2012-present
T. Rowe Price Associates, Inc.	Edward C. Bernard	T. Rowe Price Group, Inc.	Vice Chairman	2006-present
Vaughan Nelson Investment Management, LP	John T. Hailer	Natixis Global Asset Management, L.P.	President and CEO, U.S. and Asia	2009-present

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APPENDIX B – DESCRIPTION OF BOND RATINGS
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. 1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also by subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term promissory obligations.

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Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designed SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, reliable liquidity support, or broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of Standard & Poor's Corporation's Credit Ratings:
A Standard & Poor's credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration obligors such as guarantors, insurers, or lessees.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by Standard & Poor's. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

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BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant

CC, and C:
speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meeting its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but Standard & Poor’s expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS: Short-Term credit ratings are forward-looking opinions of the likelihood of timely payment of obligations having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

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B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: Standard & Poor's rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3:	A speculative capacity to pay principal and interest.
Fitch, Inc. Rating Definitions :
Fitch’s credit ratings are forward looking and typically attempt to assess the likelihood of repayment by the obligor at “ultimate/final maturity” and thus material changes in economic conditions and expectations (for a particular issuer) may result in a rating change. Credit ratings are opinions on relative credit quality and not a predictive measure of specific default probability.
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. ‘A’ ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

198

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

D:	Default. ‘D’ ratings indicate an issuer has entered into bankruptcy filings, administration, receivership, liquidation or which has otherwise ceased business.
Note: The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with speculative grade ratings.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

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The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

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APPENDIX C – PROXY VOTING POLICIES
The proxy voting policies applicable to each Fund appear in the following order:
Principal’s proxy voting policy is first, followed by the Sub-Advisors, alphabetically.

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Principal Management Corporation (“Principal”) Proxy Voting Policy

Effective March 10, 2009

Proxy Voting Policy

Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that
(i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Proxy Voting Procedures
Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.
On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.
In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

•	The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;

•	The approval of Principal’s Chief Investment Officer;

•	Notification to the Proxy Voting Coordinator and other appropriate personnel (including PGI Portfolio Managers whose clients may own the particular security);

•	A determination that the decision is not influenced by any conflict of interest; and

•	The creation of a written record reflecting the process.
Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate
Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios

The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients

The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.
Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[1]

•	Casting a vote on a foreign security may require that Principal engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the general policy to follow ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes (i.e., to vote against ISS recommendation).
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1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

•	Client request to review proxy votes:

◦
Any request, whether written (including e- mail) or oral, received by any Employee of Principal, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the client’s permanent file.

◦
The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.

◦
The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days). Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

◦	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

•	Proxy statements received regarding client securities:

◦	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.

◦	Note: Principal is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

•	Proxy voting records:

◦
Principals’ proxy voting record is maintained by ISS. The Proxy Voting Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.

◦	Principal will maintain documentation to support the decision to vote against ISS recommendation.

◦
Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Proxy Voting Policies and Procedures For

Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub -advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.
The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast;

8.	Whether the vote was cast for or against management of the issuer.

S:\H223\JENNIFER EDDY\Board Meetings--Jen\June 2003\Proxy Voting marked.doc

ALLIANCEBERNSTEIN

Proxy Voting Policy

Last Updated: August 2014

Proxy Voting Policy

TABLE OF CONTENTS
1.    Introduction    1
2.    Research Underpins Decision Making    1
3.    Proxy Voting Guidelines    2
3.1    Board and Director Proposals    2
3.2    Compensation Proposals    6
3.3    Capital Changes and Anti-Takeover Proposals    11
3.4    Auditor Proposals    15
3.5    Shareholder Access and Voting Proposals    17
3.6    Environmental, Social and Disclosure Proposals    20
4.    Conflicts of Interest    26
4.1    Introduction    26
4.2    Adherence to Stated Proxy Voting Policies    26
4.3    Disclosure of Conflicts    26
4.4    Potential Conflicts List    27
4.5    Determine Existence of Conflict of Interest    27
4.6    Review of Third Party Research Service Conflicts of Interest    27
4.7    Confidential Voting    28
4.8    A Note Regarding AllianceBernstein’s Structure    28
5.    Voting Transparency    28
6.    Recordkeeping    28
6.1    Proxy Voting Policy    29
6.2    Proxy Statements Received Regarding Client Securities    29
6.3    Records of Votes Cast on Behalf of Clients    29
6.4    Records of Clients Requests for Proxy Voting Information    29
6.5    Documents Prepared by AllianceBernstein that are Material to Voting Decisions    29
7.    Proxy Voting Procedures    29
7.1    Vote Administration    29
7.2    Share blocking    29
7.3    Loaned Securities    30
Exhibits
Proxy Committee Members
Proxy Voting Guideline Summary
Proxy Voting Conflict of Interest Form
Statement of Policy Regarding Responsible Investment

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1.	Introduction
As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.
We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).
This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.
We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	Research Underpins Decision Making
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.
In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.
Research Services
We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is

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held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

3.	Proxy Voting Guidelines
Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
3.1    Board and Director Proposals

1.	Changes in Board Structure and Amending the Articles of Incorporation For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.
Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

2.	Classified Boards Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

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3.	Director Liability and Indemnification Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

4.	Disclose CEO Succession Plan (SHP) For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

5.	Election of Directors For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.
We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

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We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive’s pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.
We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.
a.    Controlled Company Exemption    Case-by-case
Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.
Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.
b.    Voting for Director Nominees in a Contested Election    Case-by-case
Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

6.	Establish Additional Board Committees (SHP) Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

7.	Independent Lead Director (SHP) For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

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8.	Limit Term of Directorship; Establish Mandatory Retirement Age (SHP) Case-by-case

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.
Taking into consideration local market practice, we generally believe that a director's qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company’s board or force a director’s retirement at a certain age.

9.	Majority of Independent[1] Directors (SHP) For

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

10.	Majority of Independent Directors on Key Committees (SHP) For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

11.	Majority Votes for Directors (SHP) For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

1 For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.

2 Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

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We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

12.	Prohibit CEOs from Serving on Compensation Committees (SHP) Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company’s compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

13.	Removal of Directors Without Cause (SHP) For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.
We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

14.	Require Independent Board Chairman (SHP) Case-by-case

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

15.	Require Two Candidates for Each Board Seat (SHP) Against

We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

16.	Stock Ownership Requirement (SHP) Against

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These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.
3.2    Compensation Proposals

17.	Accelerated Vesting of Equity Compensation Awards-Change of Control (SHP) Case-by-case

We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

18.	Adopt Form of Employment Contract (SHP) Case-by-case

These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

19.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP) Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

20.	Advisory Vote to Ratify Directors’ Compensation (SHP) Case-by-case

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

21.	Amend Executive Compensation Plan tied to Performance (Bonus Banking) (SHP) Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.
We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

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22.	Approve Remuneration for Directors and Auditors Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we engage the company directly.

23.	Approve Remuneration Reports Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance.
We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.
In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

24.	Approve Retirement Bonuses for Directors (Japan and South Korea) Case-by-case

Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value.

25.	Approve Special Payments to Continuing Directors and Auditors (Japan) Case-by-case

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

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26.	Disclose Executive and Director Pay (SHP) Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

27.	Exclude Pension Income from Performance-based Compensation (SHP) For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

28.	Executive and Employee Compensation Plans Case-by-case

Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

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Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.
Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

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29.	Limit Dividend Payments to Executives (SHP) Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

30.	Limit Executive Pay (SHP) Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

31.	Mandatory Holding Periods (SHP) Against

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

32.	Pay Directors Only in Stock (SHP) Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

33.	Performance-based Stock Option Plans (SHP) Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to

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senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

34.	Prohibit Relocation Benefits to Senior Executives (SHP) Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

35.	Recovery of Performance-based Compensation (SHP) For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

36.	Single Trigger Change-in-Control Agreements (SHP) Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.
We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

37.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote (SHP) Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

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38.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior Case-by-case to their being Negotiated by Management (SHP)

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

39.	Submit Option Re-pricing to a Shareholder Vote (SHP) For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

40.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP) For

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
3.3    Capital Changes and Anti-Takeover Proposals

41.	Amend Exclusive Forum Bylaw (SHP) Against

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

42.	Amend Net Operating Loss (“NOL”) Rights Plans For

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

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43.	Authorize Share Repurchase For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

44.	Blank Check Preferred Stock Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.
We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

45.	Corporate Restructurings, Merger Proposals and Spin-Offs Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

46.	Elimination of Preemptive Rights Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

47.	Expensing Stock Options (SHP) For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

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48.	Fair Price Provisions Case-by-case

A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.
Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.
We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

49.	Increase Authorized Common Stock Case-by-case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). . We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions – going beyond the standard “general corporate purposes” – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.
In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

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50.	Issuance of Equity without Preemptive Rights For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

51.	Issuance of Stock with Unequal Voting Rights Case-by-case

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

52.	Net Long Position Requirement For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

53.	Opt Out of State Anti-takeover Law (US) (SHP) Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.
Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state’s anti-takeover laws are different and must be considered in the totality of all of a company’s takeover defenses, we review these proposals on a case-by-case basis.

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54.	Reincorporation Case-by-case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.
Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company’s business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

55.	Reincorporation to Another jurisdiction to Permit Majority Voting Case-by-case or Other Changes in Corporate Governance (SHP)

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

56.	Stock Splits For

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

57.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP) For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.
We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

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58.	Transferrable Stock Options Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.
These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.
3.4    Auditor Proposals

59.	Appointment of Auditors For

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

60.	Approval of Financial Statements For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

61.	Approval of Internal Statutory Auditors For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements

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for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

62.	Limit Compensation Consultant Services (SHP) Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.
In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10-K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.
We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.
We generally apply these principles for non-US companies as well.

63.	Limitation of Liability of External Statutory Auditors (Japan) Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.
We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

64.	Separating Auditors and Consultants (SHP) Case-by-case

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.
We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

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We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.
3.5    Shareholder Access and Voting Proposals

65.	A Shareholder’s Right to Call Special Meetings (SHP) Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)
We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.
From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

66.	Adopt Cumulative Voting (SHP) Case-by-case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.
We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more

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nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.
Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

67.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP) For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

68.	Early Disclosure of Voting Results (SHP) Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

69.	Implement Confidential Voting (SHP) For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.
We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

70.	Limiting a Shareholder’s Right to Call Special Meetings Against

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.
In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

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71.	Permit a Shareholder’s Right to Act by Written Consent (SHP) For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

72.	Proxy Access for Annual Meetings (SHP) For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.
Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out “nuisance” proposals.
We have voted in favor of certain resolutions calling for enhancement of shareholders’ ability to access proxy materials to increase corporate boards’ attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.
To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC’s proposed proxy reform in 2009 intended to solve the problem of shareholders’ limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of “significant, long-term shareholders” in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed “significant and long-term” if they own at least three percent of the company’s shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC’s 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule’s effect on efficiency, competition and capital formation. We continue to monitor the situation.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

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73.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.) For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.
A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

74.	Rotation of Locale for Annual Meeting (SHP) Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

75.	Shareholder Proponent Engagement Process (SHP) For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

76.	Supermajority Vote Requirements Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.
In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.
3.6    Environmental, Social and Disclosure Proposals

77.	Adopt a Special Corporate Policy for SEC Rule 10b5-1 Against and Other Trading Plans (US) (SHP)

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

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78.	Adopt Guidelines for Country Selection (SHP) Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

79.	Amend EEO Statement to Include a Reference to Sexual Orientation (US) (SHP) For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

80.	Animal Testing (SHP) Case-by-case

Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

81.	Anti-Greenmail Proposal (SHP) For

Greenmails, commonly referred to as “legal corporate blackmail,” are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company's stock. The company acquires the raider's stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the ability of that company’s board to acquire blocks of another company's stock at above-market prices.
We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated anti-takeover features.

82.	Charitable Contributions (SHP) Case-by-case

We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis.. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

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83.	Genetically Altered or Engineered Food (SHP) Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

84.	Global Labor Standards (SHP) For

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization’s Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

85.	Global Warming; Reduction of Greenhouse Gas Emissions (SHP) Case-by-case

Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents’ requests would be overly costly for, or unduly burdensome on, the company.

86.	Implement the MacBride Principles (Northern Ireland) (SHP) Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.
Supporters argue that the MacBride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law.

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The British government is concerned that adoption of the MacBride Principles may increase the “hassle factor” of doing business in the economically troubled area and reduce the attractiveness of investments.

87.	Include Sustainability as a Performance Measure (SHP) Case-by-case

We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

88.	Military Issues (SHP) Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

89.	Nuclear Waste Disposal (SHP) Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

90.	Other Business Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

91.	Pharmaceutical Pricing (US) (SHP) Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

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92.	Plant Closings (US) (SHP) Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

93.	Reimbursement of Shareholder Proposal Expenses (SHP) Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

94.	Report on Pay Disparity (SHP) Case-by-case

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.
Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company’s lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

95.	Report on Water Pollution Prevention Measures (SHP) For

We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company’s own (and its contractors’) facilities, taking into account national legislation and practicality.

96.	Report on Workplace Diversity and/or Employment Policies (SHP) For

Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

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97.	Reporting Political Contributions; Lobbying Expenses (SHP) For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

98.	Submit Political Spending Program to Shareholder Advisory Vote (SHP) Against

We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company’s political spending program. We believe such proposals are overly intrusive on management’s discretion.

99.	Sustainability Report (SHP) For

We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.
Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This “triple bottom line” can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.
Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies’ social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

100.	The CERES Principles (SHP) Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government

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regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome

101.	Tobacco (SHP)

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.
a.    End Production of Tobacco Products    Against
These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.
Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.
b.    Spin-off Tobacco-related Business    Case-by-case
The motivation for these proposals is generally in line with what we have described immediately above -- proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.
When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value

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4.	Conflicts of Interest

4.1	Introduction
As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2	Adherence to Stated Proxy Voting Policies
Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	Disclosure of Conflicts
When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

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4.4	Potential Conflicts List
No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

•
Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

•	Publicly-traded companies that distribute AllianceBernstein mutual funds;

•	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly-traded affiliated companies;

•	Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;

•	Any other conflict of which a Proxy Committee member becomes aware.[4]
We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 3.6 below. We document all instances when the independent compliance officer determines our vote.

4.5	Determine Existence of Conflict of Interest
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

•	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

•
If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

•
If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6	Review of Third Party Research Service Conflicts of Interest
We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4 The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

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4.7	Confidential Voting
It is AllianceBernstein’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission (“SEC”), and we generally post all votes to our public website the quarter after the vote has been cast.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.
On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A Note Regarding AllianceBernstein’s Structure
AllianceBernstein and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.
As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	Voting Transparency
We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.	Recordkeeping
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five

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years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1	Proxy Voting Policy
The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.

6.2	Proxy Statements Received Regarding Client Securities
For U.S. Securities5, AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	Records of Votes Cast on Behalf of Clients
Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

6.4	Records of Clients Requests for Proxy Voting Information
Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	Documents Prepared by AllianceBernstein that are Material to Voting Decisions
The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.	Proxy Voting Procedures

7.1	Vote Administration
In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ holdings globally.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge’s ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.
If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

5 U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

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7.2	Share blocking
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.
We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	Loaned Securities
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

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EXHIBIT

PROXY COMMITTEE MEMBERS

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by-Case
Board and Director Proposals
	Changes in Board Structure and Amending the Articles of Incorporation	√
	Classified Boards		√
	Director Liability and Indemnification			√
√	Disclose CEO Succession Plan	√
	Election of Directors	√
	Controlled Company Exemption			√
	Voting for Director Nominees in a Contested Election			√
√	Establish Additional Board Committees			√
√	Independent Lead Director	√
√	Limit Term of Directorship; Establish Mandatory Retirement Age			√
√	Majority of Independent Directors	√
√	Majority of Independent Directors on Key Committees	√
√	Majority Votes for Directors	√
√	Prohibit CEOs from Serving on Compensation Committees		√
√	Removal of Directors Without Cause	√
√	Require Independent Board Chairman			√
√	Require Two Candidates for Each Board Seat		√
√	Stock Ownership Requirement		√
Compensation Proposals
√	Accelerated Vesting of Equity Compensation Awards-Change of Control			√
√	Adopt Form of Employment Contract			√
√	Adopt Policies to Prohibit any Death Benefits to Senior Executives		√
√	Advisory Vote to Ratify Directors’ Compensation			√
√	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		√
	Approve Remuneration for Directors and Auditors			√
	Approve Remuneration Reports			√
	Approve Retirement Bonuses for Directors (Japan and South Korea)			√
	Approve Special Payments to Continuing Directors and Auditors (Japan)			√
√	Disclose Executive and Director Pay			√
√	Exclude Pension Income from Performance-based Compensation	√
	Executive and Employee Compensation Plans			√
√	Limit Dividend Payments to Executives		√
√	Limit Executive Pay			√
√	Mandatory Holding Periods		√
√	Pay Directors Only in Stock		√

Shareholder Proposal		For	Against	Case-by-Case
√	Performance-based Stock Option Plans			√
√	Prohibit Relocation Benefits to Senior Executives		√
√	Recovery of Performance-based Compensation	√
√	Single Trigger Change-in-Control Agreements			√
√	Submit Golden Parachutes / Severance Plans to a Shareholder Vote			√
√	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			√
√	Submit Option Re-pricing to a Shareholder Vote	√
√	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	√
Capital Changes and Anti-Take Over Proposals
√	Amend Exclusive Forum Bylaw		√
	Amend Net Operating Loss (“NOL”) Rights Plans	√
	Authorize Share Repurchase	√
	Blank Check Preferred Stock		√
	Corporate Restructurings, Merger Proposals and Spin-offs			√
	Elimination of Preemptive Rights			√
√	Expensing Stock Options	√
	Fair Price Provisions			√
	Increase Authorized Common Stock			√
	Issuance of Equity without Preemptive Rights	√
	Issuance of Stock with Unequal Voting Rights			√
	Net Long Position Requirement	√
√	Opt Out of State Anti-takeover Law (US)			√
	Reincorporation			√
√	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			√
	Stock Splits	√
√	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	√
	Transferrable Stock Options			√
Auditor Proposals
	Appointment of Auditors	√
	Approval of Financial Statements	√
	Approval of Internal Statutory Auditors	√
√	Limit Compensation Consultant Services		√
	Limitation of Liability of External Statutory Auditors (Japan)			√
√	Separating Auditors and Consultants			√
Shareholder Access & Voting Proposals
√	A Shareholder’s Right to Call Special Meetings			√
√	Adopt Cumulative Voting			√
√	Adopt Cumulative Voting in Dual Shareholder Class Structures	√
√	Early Disclosure of Voting Results		√
√	Implement Confidential Voting	√

Shareholder Proposal		For	Against	Case-by-Case
	Limiting a Shareholder’s Right to Call Special Meetings		√
√	Permit a Shareholder’s Right to Act by Written Consent	√
√	Proxy Access for Annual Meetings	√
	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	√
√	Rotation of Locale for Annual Meeting		√
√	Shareholder Proponent Engagement Process	√
	Supermajority Vote Requirements		√
Environmental & Social, Disclosure Proposals
√	Adopt a Special Corporate Policy for SEC Rule 1b5-1 and Other Trading Plans		√
√	Adopt Guidelines for Country Selection			√
√	Amend EEO Statement to Include a Reference to Sexual Orientation	√
√	Animal Testing			√
√	Anti-Greenmail Proposal	√
√	Charitable Contributions			√
√	Genetically Altered or Engineered Food			√
√	Global Labor Standards	√
√	Global Warming; Reduction of Greenhouse Gas Emissions			√
√	Implement the MacBride Principles (Northern Ireland)			√
√	Include Sustainability as a Performance Measure			√
√	Military Issues			√
√	Nuclear Waste Disposal			√
	Other Business		√
√	Pharmaceutical Pricing			√
√	Plant Closings			√
√	Reimbursement of Shareholder Proposal Expenses		√
√	Report on Collateral in Derivatives Trading		√
√	Report on Pay Disparity			√
√	Report on Water Pollution Prevention Measures	√
√	Report on Workplace Diversity and/or Employment Policies	√
√	Reporting Political Contributions; Lobbying Expenses	√
√	Submit Political Spending Program to Shareholder Advisory Vote		√
√	Sustainability Report	√
√	The CERES Principles			√
Tobacco
√	End Production of Tobacco Products		√
√	Spin-off Tobacco-related Business			√

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?
☐ Yes ☐ No     If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?
☐ Yes ☐ No    If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?
☐ Yes ☐ No    If yes, stop here and sign below as no further review is necessary.
Please attach a memo containing the following information and documentation supporting the proxy voting decision:

☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

☐
A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

☐ If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.): I hereby confirm that the proxy voting decision referenced on this form is reasonable.	Prepared by:
Print Name: ( )
Phillip Kirstein Date:	Date:
Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT
Principles for Responsible Investment,
ESG, and Socially Responsible Investment

1.	Introduction
AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.
Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.
SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.
After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.
In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.
The six Principles are:
1. We will incorporate ESG issues into investment research and decision-making processes.
AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.
2. We will be active owners and incorporate ESG issues into our ownership policies and practices.
AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).
3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.
AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.
4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.	We will work together to enhance our effectiveness in implementing the Principles.
AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.
6. We will report on our activities and progress towards implementing the Principles.
AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee
Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.
The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

American Century Investments
PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)	Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see "Anti-Takeover Proposals" below);

•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board
If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	"Blank Check" Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	"Supermajority" Voting Provisions or Super Voting Share Classes
A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	"Fair Price" Amendments
This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting
Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

4.	Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Shareholder Proposals Involving Social, Moral or Ethical Matters
The Advisor will generally vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues, is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if the Advisor believes its assessment is not unreasonable.
Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will generally vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals
"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification
The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

d.	Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership
The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws and regulations in the relevant foreign market in determining if and how to vote. There may be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.Use of Proxy Advisory Services
The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.
D.Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the

AMERICAN CENTURY INVESTMENTS    Proxy Voting Policies

Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the One Choice Target Date funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

Proxy Voting

For clients who so elect, BHMS has the responsibility to vote proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients. BHMS provides information to clients about how their proxies were voted and retains records related to proxy voting.
Glass, Lewis & Co.
To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides research on corporate governance, financial statements, business, legal and accounting risk and supplies proxy voting recommendations. They also provide proxy execution, record keeping and reporting services.
Proxy Oversight Committee

▪
BHMS’ Proxy Oversight Committee reviews and evaluates the data and recommendations provided by the proxy service along with our own internal research on each company to ensure that all votes are consistent with our policies and are in the best interest of the beneficial owners.

▪	The Committee conducts regular reviews to monitor and ensure that our policy is observed, implemented properly and amended or updated, as appropriate.

▪	Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.

▪	All proxies are voted uniformly in accordance with the policies reached by the Committee, including proxies of companies that are also clients, thereby eliminating any potential conflicts of interest.

▪	The Proxy Oversight Committee includes two portfolio managers, five research analysts, one client service specialist and two proxy coordinators.
Policies and Procedures
The Director of Equity Operations, who serves as a proxy coordinator, is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts regular reviews to monitor and ensure that our policy is observed, implemented properly and amended or updated, as appropriate.

▪	All proxies are voted uniformly in accordance with the Firm’s policies, including proxies of companies that are also clients, thereby eliminating potential conflicts of interest.

▪
BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if the Firm or any of our employees have any financial, business, or personal relationship with the issuer.

▪
If a material conflict of interest exists, the proxy coordinator will determine if it is appropriate to disclose the conflict to the affected clients, thus allowing the clients to choose whether to vote the proxies themselves, or to address the voting issue through other objective means, such as using a predetermined voting policy or an independent third party voting recommendation.

▪	BHMS will maintain a record of the voting resolution of any conflict of interest.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

▪	The proxy coordinators retain the following proxy records in accordance with the SEC's five-year retention requirement:

•	these policies and procedures and any amendments;

•	a record of each vote cast; and

•	any BHMS documentation that was material to the proxy voting decision.

▪	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing the number of shares voted and disclosing how each proxy was voted.

▪	All voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

▪	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing: clientservices@barrowhanley.com.
BHMS has adopted written procedures to implement the Firm’s policy:

▪	BHMS sends a daily electronic transfer of all stock positions to the proxy service provider.

▪	The proxy service provider identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

▪	The proxy coordinators review each proposal and evaluate the proxy service provider’s recommendations.

•
Domestic Equity Accounts: If the proxy coordinators determine that further research is necessary on a particular item, the issue is referred to the Firm’s research analyst(s) who are designated as specialists on that company and/or industry.

•	Small Cap Equity Accounts: The small cap portfolio management team reviews every small cap proxy proposal and decides how each will be voted on a case-by-case basis.

•	International Value and Diversified Small Cap Value Accounts: All proxies are voted uniformly in accordance with the proxy service provider’s recommendations.

▪	The proxy coordinator registers all votes on the proxy service provider’s secure, proprietary online system.

▪	The proxy service provider verifies that every vote is received, voted, and recorded.

▪	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing the number of shares voted and disclosing how each proxy was voted.

▪	All voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

Rev. March 2011

Global corporate governance and engagement principles

BLACKROCK

Global corporate governance &
engagement principles

February 2011

Global corporate governance and engagement principles

Contents

Introduction to BlackRock	3

Philosophy on corporate governance	3

Corporate governance, engagement and voting	4

Boards and directors	4

Accounting and audit-related issues	5

Capital structure, merger, asset sales and other special transactions	5

Remuneration and benefits	6

Social, ethical, and environmental issues	6

General corporate governance matters	7

BlackRock’s oversight of its corporate governance activities	7

Oversight	7

Vote execution	7

Conflicts management	8

Voting guidelines	9

Reporting	9

2                                         BLACKROCK

Global corporate governance and engagement principles

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  With more than $3.56 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership:  companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share.  Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors.  Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws.  Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure.  In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee their performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings.  Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances.  We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company.  These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  BlackRock’s approach to oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

[1] Assets under management are approximate, as of December 31, 2010, and are subject to change.

3                                         BLACKROCK

Global corporate governance and engagement principles

 Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

*	Boards and directors
*	Accounting and audit-related issues
*	Capital structure, mergers, asset sales and other special transactions
*	Remuneration and benefits
*	Social, ethical and environmental issues
*	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice.  In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
 Boards and directors
 The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

*	establishing an appropriate corporate governance structure;
*	overseeing and supporting management in setting strategy;
*	ensuring the integrity of financial statements;
*	making decisions regarding mergers, acquisitions and disposals;
*	establishing appropriate executive compensation structures; and
*	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.
There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

4                                         BLACKROCK

Global corporate governance and engagement principles

BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.  Common impediments to independence include but are not limited to:

*	current employment at the company or a subsidiary;
*	former employment within the past several years as an executive of the company;
*	providing substantial professional services to the company and/or members of the company’s management;
*	having had a substantial business relationship in the past three years;
*	having, or representing a shareholder with, a substantial shareholding in the company;
*	being an immediate family member of any of the aforementioned; and
*	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.

5                                         BLACKROCK

Global corporate governance and engagement principles

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value.  We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.  We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that payout rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management are dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

6                                         BLACKROCK

Global corporate governance and engagement principles

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management.  BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals.  All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee.  The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate.  BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.
 Vote execution
 BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

7                                         BLACKROCK

Global corporate governance and engagement principles

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

*
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

*
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context.  The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process.  In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

*
BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

8                                         BLACKROCK

Global corporate governance and engagement principles

*
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder.  Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met.  The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

*
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

9                                         BLACKROCK

Brown Advisory
PROXY VOTING POLICY ON SECURITIES*
The Firm shall vote proxies consistent with this Policy. Generally, the Firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues. Clients may, at any time, opt to change voting authorization. Upon notice that a client has revoked the Firm’s authority to vote proxies, the Firm will forward such materials to the party identified by client.
Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors. Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors. Management recommendations shall generally be supported.
Changes in State of Incorporation or Capital Structure. Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the Firm.
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. The Firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy. The Firm may vote proxies for routine matters as required by this Policy.
Immaterial Conflicts. The Firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters. If the Firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, then:
a) In the case of a Fund, the Firm shall consult with the Funds’ proxy administrator;
b) In the case of all other clients, the Firm should confer with appropriate parties, including counsel if necessary to ensure that the proxy is voted in the best interest of the client.
Abstention
The Firm may abstain from voting proxies in certain circumstances. The Firm may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
Recordkeeping
The Firm will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. The Firm will retain the following:

◦	Copies of the proxy voting procedures and policies, and any amendments thereto.

◦
A copy of each proxy statement received by the Firm, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

◦	A record of each vote that the Firm casts.

◦	A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

◦
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

Disclosure

The Firm’s registered investment advisory entities will disclose in its Form ADV Part II (inclusive of the Wrap Fee Brochure for Brown Advisory Securities, LLC) that its clients may contact it in order to obtain information on how it voted such client’s proxies, and to request a copy of this Policy. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the client’s proxy was voted.
A concise summary of this Policy will be included in the Form ADV Part II, and will be updated whenever this Policy is amended and made available to clients upon request.

Office of Primary Responsibility:
Director of Research, Portfolio Managers
Approver: CEO
Last Reviewed Date: June 2011
Next Review Date: June 2012

CAUSEWAY CAPITAL MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund (the “Value Fund”), Causeway Global Value Fund, Causeway Emerging Markets Fund (the “EM Fund”), and Causeway International Opportunities Fund (the “Opportunities Fund”) (collectively, the “Funds”), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.
Proxies are voted solely in the best interests of the client, the Funds’ shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”). Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses RiskMetrics for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.
Proxy Voting Guidelines
Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.
Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

November 2, 2009

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•
boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

•	Causeway generally opposes cumulative voting and attempts to classify boards of directors.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•
compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

November 2, 2009

Causeway generally votes against:

•
anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

•
social issues – Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

The Opportunities Fund primarily invests its assets in the Value Fund and the EM Fund. If the Opportunities Fund receives proxies from the Value Fund or the EM Fund, as a shareholder of such Funds, Causeway intends to vote such proxies in proportion to the vote of all other shareholders of the Value Fund and EM Fund.
Conflicts of Interest
Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

November 2, 2009

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.
The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.
Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel decides if they involve a material conflict of interest.
If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.
Practical Limitations Relating to Proxy Voting
While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies.
In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

November 2, 2009

CLEARBRIDGE ADVISORS
PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF MARCH 6, 2012

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

CLEARBRIDGE ADVISORS
Proxy Voting Policies and Procedures

I.TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.    CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest
ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.
ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.
ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.
As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.
A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.
ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.
All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.
The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*
A written record of the method used to resolve a material conflict of interest shall be maintained.
C.    Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.    VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

_____________________________________________
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•
is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.
We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.
We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements
We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office
We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.
We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.
We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7.	Director Qualifications

a.
We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.
If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.
We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.
We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.
We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.
We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.
2.Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
3.Bundled Proposals
We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.Other Business

We vote for proposals that seek to bring forth other business matters.

6.Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.    Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.Reverse Stock Splits
We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.
We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.Dual-Class Stock
We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.
d.Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.Shareholder Proposals to Limit Executive and Director Pay

a.
We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.
We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.
We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.
We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.
We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.
We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.    401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation
14.Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.
We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.
We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals On Executive Compensation

a.For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.
16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals
We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.Liquidations

We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.Changing Corporate Name
We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.
In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company's analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items
In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting
We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends
We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.
The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.
VI.    OTHER CONSIDERATIONS
In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:
A.    Share Blocking
Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.
B    Securities on Loan
Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VII.    DISCLOSURE OF PROXY VOTING
ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.
If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.
If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.
VIII.    RECORDKEEPING AND OVERSIGHT
ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.
To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Colonial First State
Global Asset Management
Guidelines and principals for corporate engagement on governance, environment and social issues

1. Introduction
Corporate governance is concerned with the way corporate entities are governed, as distinct from the way businesses within those companies are managed on a day to day basis.
Corporate governance addresses the issues facing boards of directors, such as:

•	strategy, financial policies, disclosure, legal issues and standards of corporate behaviour W the level and type of interaction with senior management

•	relationships with the shareholders and other stakeholders interested in the affairs of the company (such as fund managers, creditors, debt financiers, analysts, auditors and corporate regulators)

•
oversight of the company’s material environmental and social risks[1] and the manner in which these are being monitored, disclosed and managed in the interests of shareholders and other relevant stakeholders, and

•	corporate performance.
Colonial First State Asset Management (Australia) Limited (CFSAMA) is in a position to influence the environmental, social and governance (ESG) performance of companies via discussions with management or the board of directors and through the exercising of proxy votes. The exercising of the voting rights must be in the best interests of our unitholders and clients.
The scope of this document pertains primarily to the engagement of companies listed on the Australian Securities Exchange; however the principles may also be used to guide our engagement activities in other jurisdictions.
CFSAMA follows the Investment and Financial Services Association (IFSA) guidelines on corporate governance (see Appendix A). The guidelines cover four key areas: communication, voting, proxy voting policy and procedures and reporting to clients.
This document includes environmental and social guidelines (section 5) which have been developed based on Colonial First State Global Asset Management’s2 Responsible Investment Policy3 (Annexure B) and the United Nations Principles for Responsible Investment.4

Notes:
1. Refers to issues including human capital and the alignment of people strategies with business strategies, human rights, workplace safety and relationships with important stakeholder groups such as regulators, consumer advocacy groups and non-government organisations.
2. Colonial First State Global Asset Management is a business name owned by Colonial First State Asset Management (Australia) Limited (CFSAMA).
3. More detail on Colonial First State Global Asset Management’s approach can be found at cfsgam.com.au/UNPRI.
4. http://www.unpri.org.
2. Communication
As a major investor, CFSAMA believes in having direct contact with the management and/or directors of companies into which we invest. This contact might include constructive communication about performance, corporate governance, environmental and social issues, or other matters affecting stakeholder interests and long-term shareholder value.
As a shareholder, CFSAMA is entitled to receive reports and accounts and other explanatory circulars from companies which are required by law or regulatory authorities. We also have the right to attend company meetings and raise questions about the affairs of the company. While these formal bases for communication are necessary, they may not be sufficient to allow companies and shareholders to gain full understanding of each other’s aims and requirements.
Direct dialogue will give CFSAMA a better appreciation of a company’s objectives, its potential problems and the quality of its management, while making the company aware of our expectations and requirements as a shareholder. In regard to environmental and social issues, CFSAMA will engage management on those matters that it believes have material impact on company earnings and value, and on best practices which the company should adopt.
As the intent of this dialogue is not to make CFSAMA an insider, in view of the insider trading provisions of the Corporations Act, care must be taken when communicating directly with the board of directors and management of companies. CFSAMA has an Insider Trading Policy in place which outlines protocols should inside information come into our possession.

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3. Voting
CFSAMA will vote on all issues at company meetings where it has the authority to do so. Voting rights are a valuable asset which should be managed with the same care and diligence as any other asset. Ultimately, shareholders’ ability to influence management depends on shareholders’ willingness to exercise those rights.
CFSAMA generally supports boards by positive use of its voting power unless there is good reason for doing otherwise. Where a board has received steady support over a period of time, it should become a matter of concern for that board if support is not forthcoming on a particular matter. When CFSAMA intends to vote against a proposal, we may choose to make representations to a company prior to the vote so that appropriate consultation may take place with a view to achieving a satisfactory solution.
Where a satisfactory outcome cannot be achieved on an important issue, it may be desirable for the relevant fund manager or delegate to attend the relevant meeting of the company and to explain why the proposal is being opposed. In such cases a poll may be requested to ensure that the vote is duly recorded.
All votes must be made in the best interest of the unitholders and clients. It is acknowledged that our goal is to apply our corporate governance guidelines and principles in a consistent manner. However, on rare occasions CFSAMA may deem it to be in the best interests of unitholders and clients to exercise its proxy vote in a manner that is not consistent on certain occasions, as a degree of subjectivity may be required. For example, it may be acceptable for a non-executive director to hold six board positions and provide a meaningful contribution, while for another director six board positions may be too demanding and result in a less meaningful contribution. Following are examples of voting issues and our current position:

•	Directors/non-executive directors – we consider independence of a non-executive director to mean that they have not been former executives of the relevant company for a minimum of five (5) years.

•
Audit and remuneration committees – membership of an audit committee should be non-executive. Members of both committees should be listed in annual reports and identified on the notice of re-election of directors. It is preferred that only non-executive directors sit as members of the remuneration committee.

•
New directors – there should be a formal and transparent procedure for the appointment of new directors to a board. The Chairman and a majority of the members of the Nomination Committee should be non-executive directors.

•
Number of board appointments – non-executive directors must balance their number of board appointments with their personal ability to provide a meaningful contribution to each board. Similarly, executive directors who have outside directorships need to ensure that their contribution to their current employer is not diminished.

•	Removal of directors – we will not support changes to company constitutions that weaken the position of non-executive directors on the board.

•
Retirement by rotation – with the exception of the Chief Executive, we expect all directors to seek re-election, with one third seeking election each year. For directors over the age of 72, and provided that the constitution of the company permits re-election, the usual assessment criteria for selecting directors will apply.

•
Division of roles – in most cases the role of Chairman and Chief Executive should be split. We consider that board changes involving the Chief Executive becoming Chairman or executive directors becoming nonexecutive is acceptable only if there is a clear majority of independent directors.

•	Hostile takeovers – CFSAMA will meet both parties at least once before making a decision. Any decision made will be in the best interests of unit/shareholders.

•
Political donations – CFSAMA supports the notion that companies should seek a mandate from shareholders before making political donations. Such mandates should last for no longer than three years. Justification of political donations should be provided at the annual general meeting or in the annual report.

•
Remuneration – we support the principle that there should be full disclosure of directors’ total remuneration packages, including share options, fringe benefits and retirement benefits. We expect appropriate justification for levels of remuneration and the link of these to company objectives and performance from the Chairman of the Remuneration Committee.

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•
Termination payments – we believe that payments on termination of executive directors’ contracts should not be excessive. In the case of poor performance, a statement of justification should be given. We may write to the Chairman of the Remuneration Committee to ask for details of compensation payments to departing executive directors if they are not published. Disclosure of any contingent liabilities should be made.

•
Long term incentive schemes – we support the introduction of share-based incentive schemes as a means of aligning the longer-term interests of management and shareholders. These schemes should be subject to shareholder approval and have reasonably demanding performance targets. We prefer that no awards vest at, or below, median performance with an appropriate comparator universe.

•	Options for non-executive directors – we are of the view that these should not be granted. We support the notion that non-executive directors can be paid in the stock of the company.

•
Environmental and social risks – we believe that well governed companies have appropriate environmental and social risk policies and management procedures in place. As part of the governance process, we expect boards to have oversight of these risks and policies, and executive management to be able to publicly report on these risks and there management and indicate where appropriate the potential impact on company earnings.

4. Proxy voting policy and procedures
CFSAMA is advised of corporate actions such as proxy voting by its custodian. The Head of each asset class or their authorised signatory is responsible for ensuring that all company resolutions are reviewed and an appropriate and consistent recommendation is made in line with the corporate governance guidelines and principles as outlined in this document. Each resolution is to be stated and the voting intention with supporting views is to be confirmed in writing by the Head of the asset class or their authorised signatory. In cases where the resolution may be contentious in nature, a more detailed explanation as to the reasons for the voting intention 2 is to be outlined. Examples of contentious issues are executive remuneration packages or the appointment of non-independent directors.
Once the proxy voting intentions have been confirmed by the Head of asset class or their authorised signatory, they must communicate the decision to the Investment Management Support unit in an agreed format by the pre-advised cut-off. The Investment Management Support unit has sole responsibility for instructing the relevant custodian of the proxy voting instruction, and whether there is any necessity for a member of the Investment team to attend the meeting and vote the shares or call a poll in person. The Investment Management Support unit will maintain records of all proxy voting decisions in a format which will allow the dissemination of this data to the relevant clients.
CFSAMA will only vote in the best interests of its unitholders and clients. It is CFSAMA’s duty to put any other unit/share holder relationship or interest to one side when deciding how to vote on behalf of unit-holders and clients.
5. Environmental, social and governance assessment and engagement
CFSAMA recognises that ESG issues impact on business value and has developed its own ‘integrated’ approach to responsible investment in keeping with the United Nations Principles for Responsible Investment and other emerging industry performance standards (Appendix C).
CFSAMA is committed to integrating ESG factors into its investment decision-making, ownership and engagement policies and procedures. CFSAMA believes good management of environmental and social issues is integral to good corporate governance. CFSAMA will engage with companies in which it invests, or is considering for investment, with regard to their ESG risk management policies, strategies, performance, disclosure and management capabilities.
CFSAMA’s approach to environmental and social issues is based on the rigorous assessment of how ESG issues impact on company earnings and value. To achieve this, and in keeping with CFSAMA’s corporate governance principles, our approach is premised on the following:
ESG disclosure – encouraging the companies we invest in to disclose their material ESG risks and performance in keeping with emerging best practice

•	Engagement – as owners, or potential owners, engage companies, and where appropriate, vote on issues where company value is at risk from ESG issues

•	Voting – as owners, CFSAMA portfolio managers will develop their own voting positions on key environmental and social issues, and

•	Reporting – the outcomes of engagement and voting activities to clients.

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5.1 ESG Disclosure
To ensure CFSAMA has adequate information to assess the value at stake (risks and opportunities) we will encourage and recommend companies to disclose their material ESG risks and performance in keeping with emerging global standards. More specifically, companies are expected to report on the following aspects:

•	Environmental and social risks impacting materially on earnings, including contingent liabilities

•	Governance policies and procedures for assuring compliance with internal ESG policies, improving performance and mitigating risks across operations, supply chain and products and services

•	CFSAMA expects all ASX/S&P 300 companies to report in keeping with these guidelines

•
ESG risks and performance – companies are encouraged to report their ESG performance publically on a regular basis in line with the Global Reporting Initiative’s G3 Guidelines. In recommending G3 as the preferred ESG disclosure framework, CFSAMA expects companies, especially smaller companies and companies in emerging markets, to select only those key performance indicators that appropriately represent the material ESG considerations pertinent to their operations (see Appendix C)

•
Emerging markets – for companies with operations in developing countries and/or who source products from these companies, CFSAMA expects these companies to be operating within the OECD Guidelines for Multinational Enterprises (Appendix C)

•
Climate change – companies operating in high energy and greenhouse gas intensive sectors are expected to report their climate change risks and opportunities in line with the Global Framework for Climate Risk Disclosure (Appendix C), and

•	Sector guidelines – should CFSAMA develop its own sector guidelines, it will make these available to companies which face material ESG issues in their operations.
5.2 Engagement Procedures and Process As an owner of company shares, CFSAMA will engage companies on ESG issues in the following circumstances:

•	Risk – where CFSAMA’s assessment shows that certain ESG factors have a material impact on company earnings or value or have the potential to do so

•	Management Performance – where, in CFSAMA’s assessment, management is not adequately addressing ESG issues that could have a material impact on earnings and/or value

•
Process – in keeping with CFSAMA’s approach, company engagement on ESG issues, when necessary, will be primarily carried out on a direct basis (e.g. by correspondence requesting information and/or clarification; meeting with management; and indirectly via its proxy voting process

•
Outcomes – CFSAMA takes its ownership and engagement responsibilities seriously and will only engage companies on material issues. CFSAMA engages companies to achieve specific outcomes, namely ensure good ESG practices and thereby protect investor interests. In instances where management does not respond adequately to CFSAMA’s engagement, this may impact negatively on its valuation assessment and/or could result in CFSAMA divesting its ownership

•	Accountability – given engagement is an integral part of ownership, company engagement is best carried out by the responsible portfolio managers and their investment teams

•
Themes – CFSAMA recognises that ESG covers a wide range of issues and therefore it will concentrate its efforts on those material ESG issues in which it has a significant understanding and where it can exert influence towards achieving a specific outcome, and

•	Collaboration – CFSAMA recognises the benefits of collaborative engagement and therefore where appropriate, may collaborate in industry initiatives and forums where appropriate.
5.3 Voting on Environmental and Social Issues
In keeping with CFSAMA’s approach to responsible investment (Annexure B) and governance (see section 3), sector positions will be developed on key environmental and social issues to guide engagement and voting. These positions will be developed in line with CFSAMA’s principle of acting in the best interests of unitholders and clients.
It is important to note however, given the low probability of environmental and social issues being included on company AGM agenda’s, most engagement activity pertaining to these issues is likely to occur directly with management.

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The ESG guidelines and principles contained in document will be used to assist decision-making and company engagement activities across all our various funds. However, given the independent manner in which CFSAMA’s various funds are governed and managed, it is nevertheless possible for managers to vote differently on and have different perspectives about company ESG performance.

5.4 Reporting on Engagement Activities
In keeping with existing practice, CFSAMA will record and report to clients and other relevant stakeholders on all material ESG engagement activities on biannual basis.

6. Reporting to clients Wherever a discrete mandate client delegates responsibility for exercising proxy votes, CFSAMA will report back to the client how votes were cast on their behalf, if requested by the client.
The authority and responsibility for exercising proxy votes will be defined within the investment management agreement executed between CFSAMA and each discrete mandate client. However, CFSAMA may still receive proxy voting instructions from each discrete mandate client on a case by case basis or alternatively the discrete mandate client may instruct their custodian directly. The frequency and content of any reporting to a client is provided for in the Investment Management Agreement.
Where the client’s discrete portfolio contains Commonwealth Bank of Australia (CBA) shares, it will be explained to the client that CFSAMA is unable to vote these shares due to the nature of the ASIC exemption allowing us to purchase CBA shares for our funds. The Investment Management Support unit will provide details of the resolutions to be voted on at the meeting to the Investments team for their information only. The Investment Management Support unit will also provide details of the agenda to the Distribution team who will ensure that that any clients holding CBA shares are provided with a copy of the agenda and advised of the deadline for advising the voting instruction to apply to their holdings. The Distribution team will pass these voting instructions back to the Investment Management Support unit who will be responsible for ensuring that the relevant custodians are provided with instructions on how to exercise the proxies.

7. External managers
In relation to all securities in the investment mandates, the external manager is free to exercise or refrain from exercising any voting rights (or direct the Custodian to do so) as it sees fit.
For the avoidance of doubt, CFSAMA is not permitted to issue any instruction in respect of, or which in any way influences, the voting powers of the external manager and the external manager is entitled to ignore any such instruction.
Appendix A
A summary of the Investment and Financial Services Association (IFSA) Guidelines.
IFSA Guidelines

•
Guideline 1: Communication Investment managers should encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholder interests.

•	Guideline 2: Voting Investment managers should vote on all material issues at all Australian company meetings where they have voting authority and responsibility to do so.

•
Guideline 3: Proxy Voting Policy and Procedures Investment managers should have a written policy on the exercising of proxy votes that is approved by their board and formal internal procedures to ensure that policy is applied consistently.

•
Guideline 4: Reporting to Clients Wherever a client delegates responsibility for exercising proxy votes, the investment manager should report back to the client when votes are cast (including abstentions) on investment owned by the client. Reporting on voting should be part of the regular reporting process to each client. The investment manager should report back to clients whether or not the votes are cast. The report should include a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client’s interests only. If an investment manager is unable to make the statement without qualification, the report should include an explanation.

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Appendix B
Colonial First State Global Asset Management Responsible Investment Policy Statement
Introduction
ESG issues are increasingly impacting on business value. Colonial First State Global Asset Management recognises this trend in business imperatives and is committed to enhancing its integration of ESG factors in investment decision-making. Such an approach is consistent with the company striving for excellence in all that it does and with being a responsible investor.
We define ‘responsible investment’ as the integration of ESG issues into institutional investment decision-making and ownership practices, such that medium-to-longterm returns to beneficiaries are improved.
Our goal
Our goal is to be a leading Australian-based global fund manager and part of the global leadership group on responsible investing. We recognise that this will be a phased process and we will liaise closely with our clients and other stakeholders to ensure their interests are being addressed.
Our approach
Our focus is on enhancing the investment processes that have brought us success to date and making them even more robust by formally incorporating ESG considerations. This is distinct from what many call ‘socially responsible investing’ or ‘ethical investing’ which often seeks to limit or negatively screen a universe of investments. Consistent with our business plans, Colonial First State Global Asset Management has signed the United Nations Principles for Responsible Investment. In signing the Principles, we publicly commit to adopt and implement them, consistent with our fiduciary responsibilities. We will:

•	integrate ESG considerations into our investment, ownership and engagement policies and procedures

•
engage with companies in which we invest, or are considering for investment, with regard to their ESG risk management strategies, performance, disclosure and management capabilities, as well as sharing with them our approach and implementation progress

•
assess ESG risks at a sector and asset level, rather than excluding any specific sectors from consideration W develop specific policies and procedures on how we approach prominent ESG issues, such as climate change and human rights

•	encourage the entities in which we invest to improve and report on their ESG performance in keeping with emerging best practice

•	promote responsible investment by playing an active part in relevant debates, policy consultations and in the global network of investors who face similar ESG integration challenges, and

•
manage and report on our own ESG performance in keeping with emerging best practice. We will annually review our performance, with the setting of objectives and targets at the end of each calendar year, commencing in 2007. We will also submit annual reviews to the UN PRI on our progress.

Because our business covers a broad range of asset classes, investment styles and risk profiles, much of the work for this effort takes place at the investment team level. Each of these teams will maintain its own responsible investment implementation plan that is tailored to its activities and circumstances.
Review
This is our first Responsible Investment Policy. We acknowledge that emerging best practice and global standards are evolving rapidly and therefore to ensure our approach remains relevant, we undertake to review this policy on an annual basis until further notice.

Signed:

/s/ Warwick Negus

Warwick Negus (CEO)
Approved 27 August 2007

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Appendix C
CFSAMA – Preferred ESG disclosure frameworks

1.
Australian Superannuation ESG Guidelines – contains suggestions for funds on how to incorporate ESG issues into investment processes and to facilitate the broader consideration of ESG issues across the investment industry. The guidelines also provide suggestions for fund managers and asset consultants to assist with the consideration of ESG issues, outlines the expectations that superannuation funds may have of their service providers and provides broad expectations and suggestions on ESG disclosure for listed companies.

http://www.acsi.org.au/dsp_viewContent.cfm?news=1&nid=123

2.
The Global Reporting Initiative (GRI) – is a not-for-profit, worldwide, multi-stakeholder network of business, civil society, labour, investors, accountants and others that collaborate through consensus-seeking approaches to create and continuously improve a sustainability reporting framework. The third version of the Guidelines, known as the G3 Guidelines, is the world’s most widely used sustainability reporting framework.

This framework sets out the principles and indicators that organisations can use to measure and report their significant economic, environmental, and social performance. The cornerstone of the framework is the Sustainability Reporting Guidelines, covering nine principles and nine standard disclosure performance indicator categories (environment, human rights, labour practices and decent work, society, product responsibility and economic).
http://www.globalreporting.org/ ReportingFramework/ G3Guidelines/

3.
Global Framework for Climate Risk Disclosure – is a statement of investors’ expectations about the information that they need to analyse climate risk and opportunities. The Framework aims to encourage standardised climate risk disclosure so that it is easy for companies to provide and easy for investors to analyse. The Framework is not a new reporting mechanism. Instead, the investors supporting the Framework intend for companies to report through existing reporting mechanisms, including mandatory financial disclosures to securities agencies, the leading voluntary mechanisms (the Carbon Disclosure Project and the Global Reporting Initiative), and other communications with investors.

http://www.unepfi.org/fileadmin/documents/ using_ framework.pdf

4.
Carbon Disclosure Project (CDP) – is an independent not-for-profit organisation, supported by investors, that facilitates a dialogue with companies, supported by quality information regarding the implications for shareholder value and commercial operations presented by climate change. The cornerstone of the CDP is the annual survey of the world’s largest corporations and which is emerging as one of the main climate change reporting frameworks.

http://www.cdproject.net/

5.
OECD Guidelines for Multinational Enterprises – are recommendations addressed by governments to multinational enterprises operating in or from adhering countries (the 30 OECD member countries plus ten non-member countries: Argentina, Brazil, Chile, Egypt, Estonia, Israel, Latvia, Lithuania, Romania and Slovenia). They provide voluntary principles and standards for responsible business conduct in a variety of areas including employment and industrial relations, human rights, environment, information disclosure, combating bribery, consumer interests, science and technology, competition, and taxation.

http://www.oecd.org/daf/investment/guidelines/

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Columbus Circle Investors
PROXY VOTING POLICY
2011

I.    Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)
provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part 2 Brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)
keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.    Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.    Management Proposals:

1.	When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

•	"Normal" elections of directors

•	Approval of auditors/CPA

•	Directors' liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

2.	When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

•	Capitalization changes that eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

•	Stock purchase plans with an exercise price of not less than 85% FMV

•	Stock option plans that are incentive based and not excessive

•	Reductions in supermajority vote requirements

•	Adoption of antigreenmail provisions

3.	When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified or single-slate boards of directors

•	Reincorporation into a state that has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	Amending articles to relax quorum requirements for special resolutions

•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

•	Re-election of director(s) who holds offices of chairman and CEO

•	Re-election of director(s) who serve on audit, compensation and nominating committees

•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

•	Adoption of option plans/grants to directors or employees of related companies

•	Lengthening internal auditors’ term in office to four years

B.    Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.	When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

•	Undo various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

•	Submit audit firm ratification to shareholder votes

•	Audit firm rotations every five or more years

•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales

•	Report on executive retirement benefit plans

•	Require two-thirds of board to be independent

•	Separation of chairman and chief executive posts

2.	When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;
and the Valdez principles.

•	Restrictions banning future stock option grants to executives except in extreme cases

3.	Additional shareholder proposals require case-by-case analysis

•
Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based

•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

•	Shareholder access to nominate board members

•	Requiring offshore companies to reincorporate into the United States
Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.
Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.
Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.
In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

DD J CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES Updated March 13, 2012
I.Overview

In accordance with the fiduciary duties owed to our clients and Rule 206(4)-6 promulgated by the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"), DDJ Capital Management, LLC ("DDI"), a registered investment adviser, has adopted and implemented these Proxy Voting Policies and Procedures (the "Policies") that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients. Because our authority to vote proxies on behalf of our clients is established by our advisory contracts with such clients, the Policies have been tailored to reflect these specific contractual obligations.1 The Policies also reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
II.Statement of Proxy Voting Policy
It is the policy of DDJ to vote all proxies in the best interests and for the benefit of its clients. We believe that this means voting in accordance with our judgment as to what voting decision is most likely to maximize total return to the client as an investor in the company whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote.
DDJ primarily manages investments in high-yield and distressed debt, rather than equity, securities. As a result, DDJ does not receive proxies in connection with most of our clients' investment positions. However, certain of our client accounts do hold equity securities. Many of the proxies received by DDJ with respect to securities held in client accounts relate to special situations, such as the restructuring of an issuer that is emerging or recently emerged from bankruptcy, that is in financial distress or that has significant debt obligations but improving fundamentals. DDJ believes that it is not appropriate, in most cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, pre-determined guidelines. Accordingly, DDJ generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis. DDJ generally gives similar, case-by-case treatment to proxies with respect to securities of other issuers, with the exception of routine matters noted below. Normally, voting decisions are made by the portfolio manager or research analyst responsible at the time of the vote for monitoring the corporate events of the particular
1 Certain clients may withhold proxy voting authority from DDJ. In such instances, DDJ will not vote any proxies received with respect to the underlying client account, though DDJ may provide consultation to such client in advance of any applicable voting deadline.

issuer of the securities to be voted. DDJ believes such individualized consideration of proxy voting decisions best serves our clients' interests. For certain more routine matters that are commonly presenting to shareholders for vote and that do not involve issuers in special situations or other circumstances requiring individual analysis, DDJ has established general voting guidelines that are set forth in Section VJJ of these Policies. However, with respect to any particular proxy, DDJ is not obligated to follow these general voting guidelines.
In certain circumstances, DDJ may elect to not vote proxies with respect to securities held in client accounts, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy or related materials are not received in sufficient time to allow DDJ to analyze the material or cast an informed vote by the voting deadline; or (c) DDJ concludes that the costs of voting a proxy outweigh any potential benefits to its clients.
III. Proxy Voting Procedures
DDJ has designated an internal proxy administrator (the "Administrator"). The Administrator is responsible for coordinating the review and voting of client proxies. With respect to pending proxy matters, the Administrator reviews on a regular basis the information provided to us electronically by the custodians for our clients (generally, in whose name (or nominee name) the security has been registered).2 Upon concluding that a proxy has been distributed to shareholders by an issuer in which a client has a long position, the Administrator monitors incoming regular mail for paper copies of such proxies. The Administrator follows up directly with the custodian, issuer and/or Automatic Data Processing, Inc. ("ADP") in the event that the issuer (or other shareholder service) has not timely delivered such paper proxy to DDJ.
Following receipt of a proxy, the Administrator reviews the proxy and the matters to be voted therein. The Administrator also cross-checks the shareholdings information contained in the proxy with the applicable client holdings report to confirm that the ownership information on file with ADP, the custodian and/or the issuer matches our internal records; to the extent that it does not, the Administrator will attempt to reconcile the discrepancy directly with the applicable custodian. Furthermore, any material conflicts of interest identified by the Administrator are resolved as described in Section IV below. The Administrator then distributes the proxy to the applicable portfolio manager or research analyst so that s/he can review the proxy in accordance with the procedures outlined in Section II above. If the portfolio manager or research analyst is aware of any matter that may constitute a material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the portfolio manager or research analyst will return the completed proxy to the Administrator. The Administrator then provides the Chief Compliance Officer (or a designee) with a copy of the completed proxy for review. If the Chief Compliance Officer is aware of any material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the Administrator votes the proxy in accordance with the instructions provided by the portfolio manager or research analyst typically either

2 DDJ may also review ProxyEdge, an electronic proxy notification and voting service to which DDJ subscribes, for information regarding proxy voting.

electronically (typically via www.proxyvote.com) or via paper ballot, as applicable.3 After the Administrator has voted the proxy, the Administrator keeps a copy of the proxy, together with a completed internal checklist of proxy procedures maintained by DDJ (the form of which is attached hereto as Exhibit A), for record keeping purposes.
In the event that the Administrator is out of the office, the DDJ Head Trader assumes responsibility for the timely internal distribution and voting of proxies.
IV. Conflicts of Interest
From time to time, DDJ (and/or its affiliates) may have a material conflict of interest with respect to a matter to be voted. For example, it is possible that DDJ (or one of its affiliates) may have a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote. If the Administrator identifies or is notified of a potential material conflict of interest, the Administrator will convene a meeting of DDJ's internal proxy committee, which has been created to address situations when such conflicts arise. The internal proxy committee, which consists of one or more members of the DDJ legal department and such other DDJ personnel as may be designated to serve on the committee from time to time, will then meet to determine whether voting on such proxy matter presents a material conflict of interest. In the event that the internal committee concludes that there is a material conflict of interest, DDJ generally will request a waiver of the conflict or voting instructions from the client, a representative of the client or an appropriate independent third party. Specifically:

•
for investment fund clients of DDJ that have established an independent board of advisors, DDJ will disclose the conflict to such board of advisers of the applicable investment fund, and either vote the proxy as instructed by the applicable board or obtain a waiver for DDJ to vote the proxy;

•
for investment fund clients of DDJ that have not established a board of advisors, DDJ will disclose the conflict (a) to such fund's independent accountants or another unaffiliated third party advisor selected by DDJ, and vote the proxy in accordance with the instructions of such proxy advisor, or (b) to the underlying investors (e.g., limited partners) of such investment fund and seek either voting instructions or a waiver of the conflict directly from a majority in interest with respect to such investors;

•
for any commingled vehicle established as a trust, DDJ will disclose the conflict to the trustee of such entity (provided that the trustee is unaffiliated with DDJ), and seek either voting instructions or a waiver of the conflict from such trustee;

•
for ERISA accounts, DDJ will disclose the conflict to the plan sponsor, trustee or other named fiduciary for the plan and seek either voting instructions or a waiver of the conflict from such fiduciary; and

•	for other non-ERISA separate accounts, DDJ will disclose the conflict to the underlying client and seek either voting instructions or a waiver of the conflict directly from such client.

3 In certain cases, depending on the voting authority provided to DDJ by the underlying client, DDJ may instruct the client's custodian to vote the proxy in accordance with DDJ's direction.

In the event that the client, client representative or other third party, as the case may be, does not desire to direct the vote of the proxy matter in question, DDJ may, as circumstances warrant, take other steps, such as consulting with its outside legal counsel or an independent third party service, which steps are designed to result in a decision that is demonstrably based on the clients' best interests and not the product of the conflict. If a material conflict cannot be resolved as described above, DDJ will not vote the proxy.
V.Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, DDJ maintains records of proxies that it has voted on behalf of its clients. These records include:

(i)	a copy of DDJ's internal policies and procedures with respect to proxy voting, as updated from time to time;

(ii)	copies of proxy statements received regarding securities held in client accounts, unless the materials are available electronically through the SEC's EDGAR system;
(iii)a record of each vote cast on behalf of our clients;

(iv)	a copy of any internal documents created by DDJ that were material to making the decision how to vote proxies on behalf of its clients; and

(v)	each written client request for proxy voting records and DDJ's written response to any (written or oral) client request for such records.
With respect to accounts managed on behalf of any plan subject to ERISA, DDJ also maintains accurate proxy voting records to enable the named fiduciary of such accounts to determine whether DDJ is fulfilling its ERISA obligations with respect to a particular account. DDJ will maintain these proxy voting books and records for a period of six years. These records will be maintained for at least the first two years in DDJ's office.
VI.Disclosure
DDJ will provide each client a summary of these Policies. Alternatively, or upon the request of any client, DDJ will provide such client copies of its full Policies as well as information with respect to how DDJ voted proxies on behalf of such client.

VII. Proxy Voting Guidelines
The following guidelines are not exhaustive and do not include all potential voting issues. Because proxy voting issues and the circumstances of individual portfolio companies are so varied, there may be instances when DDJ will not vote in strict adherence to these guidelines. In addition, votes on matters not covered by these guidelines will be determined in accordance with the policies and procedures principles set forth above. For example, proxy votes that present company-specific issues of a non-routine nature may be more appropriately handled on a case-by-case basis, as described above. At any time, DDJ may seek voting instructions from some or all of the clients holding the securities to be voted, and, as a result, client instructions may cause DDJ to vote differently for different clients on the same matter.
I. The Board of Directors
A.Director Nominees in Uncontested Elections
Vote for director nominees, examining the following factors:

•	long-term corporate performance record of the company's stock relative to a market index; and
•composition of board and key board committees.
In certain cases, and when information is readily available, we may also review:
•corporate governance provisions and takeover activity;
•board decisions regarding executive pay;
•board decisions regarding majority-supported shareholder proposals in back-to-back years;
•director compensation; and
•number of other board seats held by nominee.
B.Majority of Independent Directors
Vote for proposals that the board be comprised of a majority of independent directors.
Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
C.Director and Officer Indemnification and Liability Protection
Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.
Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
II.Proxy Contests
A. Director Nominees in Contested Elections
Vote on a case-by-case basis when the election of directors is contested, examining some or all of the following factors:
•long-term financial performance of the company relative to its industry;
•management's track record;
•background to the proxy contest;
•qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions of director nominees.

III.	Auditors Ratifying Auditors
Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
IV.Proxy Contest Defenses
A. Shareholder Ability to Call Special Meetings
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

B.Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make easier shareholder action by written consent.
C.Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
V.Capital Structure
Common Stock Authorization
Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
B.Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
C.Reverse Stock Splits
Vote against management proposals to implement a reverse stock split.
D.Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VI.Executive and Director Compensation
In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.
In evaluating a pay plan, we may consider its dilutive effect both on shareholder wealth and on voting power. We may consider equity-based compensation along with cash components of pay. Administrative features may also be factored into our vote. For example, our policy is that the plan should generally be overseen by a committee of independent directors; insiders should not generally serve on compensation committees.
Other factors, such as repricing underwater stock options without shareholder approval, may cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.
A.Proposals to Limit Executive and Director Pay
Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.
Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.
Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.
B.Employee Stock Ownership Plans (ESOPs)
Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).
C.401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees. VII. Mergers and Corporate Restructurings
Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account some or all of the following factors:
•anticipated financial and operating benefits;
•offer price (cost vs. premium);
•prospects of the combined companies;
•how the deal was negotiated; and
•changes in corporate governance and their impact on shareholder rights.

Exhibit A
Proxy Checklist
Name of Issuer:
Date proxy required to be voted:    Record Datej
Cross-check proxy ownership disclosure with internal DDJ holdings report
Deliver checklist and proxy to Responsible Analyst:
Receive completed proxy from Responsible Analyst
Deliver completed proxy to Legal Department
     Receive completed proxy from Legal Department
Confirm with CFO, DDJ Head Trader, Responsible Analyst and Legal Department that no material conflicts were identified.
If any of the addressees or copied persons believes that there may be a potential material conflict of interest with respect to a proxy matter to be voted, please notify me so that I may convene a meeting of the DDJ Internal Proxy Committee in accordance with the Policies.
Either:
Vote proxy via         on         in accordance
with instructions provided by the Responsible Analyst.
or
Convene DDJ Internal Proxy Committee and vote proxy accordingly
File proxy in accordance with internal record-keeping procedures
Comments:
Initialed:
Chris Kaminski Administrator

Effective Date: February 28, 2014        CONFIDENTIAL AND
PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED
DIMENSIONAL FUND ADVISORS PTE. LTD.

Introduction
Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”) and Dimensional Fund Advisors Pte. Ltd. (“DFAP”) (Dimensional, DFAL, DFAA and DFAP are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.
Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”) an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.
The Advisors may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts.
The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisors may retain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines. Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as Advisors’ intend because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will instruct such vote on the client’s proxies pursuant to the client’s guidelines.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.
In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting. The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.
Conflicts of Interest
Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not result from any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Dimensional Investment Company.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform its clients on how to obtain information regarding the Advisor's voting of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. If the Advisor is registered under the Adviser’s Act, the Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC ("DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

EXHIBIT A
PROXY VOTING GUIDELINES

See Attached

APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2014

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”), and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, the Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or it’s designee’s) determination considering the principle of preserving shareholder value.
Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.
Board of Directors:
Voting on Director Nominees in Uncontested Elections
Four fundamental principles apply when determining votes on director nominees:

1.	Accountability

2.	Responsiveness

3.	Composition

4.	Independence

Generally vote for director nominees, except under the following circumstances:

1.	Accountability
Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) for the following:
Problematic Takeover Defenses
Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and (potentially the full board) if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:

◦	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

◦	Specific actions taken to address the issues that contributed to the low level of support;

◦	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

1.	Responsiveness
Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors (as appropriate) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

Vote

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

2.	Composition
Attendance at Board and Committee Meetings:

3.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:
Vote AGAINST or WITHHOLD from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

3.	Independence
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.
Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:
Company-specific factors; and
Proposal-specific factors, including:

◦	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

◦	The maximum proportion of directors that shareholders may nominate each year; and

◦	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
Proxy Contests—Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management; and

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.
Shareholder Rights & Defenses
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.
CAPITAL/RESTRUCTURING
Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

◦	The company's use of authorized shares during the last three years

•	The Current Request:

◦	Disclosure in the proxy statement of the specific purposes of the proposed increase;

◦	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

◦
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure
Generally vote AGAINST proposals to create a new class of common stock unless:
The company discloses a compelling rationale for the dual-class capital structure, such as:

◦	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

◦	The new class of shares will be transitory;
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

◦	The company's use of authorized preferred shares during the last three years;

•	The Current Request:

◦	Disclosure in the proxy statement of the specific purposes for the proposed increase;

◦	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

◦
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

◦	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

◦	Magnitude of pay misalignment;

◦	Contribution of non-performance-based equity grants to overall pay; and

◦	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company's peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

◦	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

◦	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

◦	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

◦	The company's response, including:

▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪	Specific actions taken to address the issues that contributed to the low level of support;

▪	Other recent compensation actions taken by the company;

◦	Whether the issues raised are recurring or isolated;

◦	The company's ownership structure; and

◦	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.
Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.
Social/Environmental Issues
Overall Approach
Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.
With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope, or timeframe) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.
Political Issues
Overall Approach
Generally vote FOR the management’s recommendation on shareholder proposals involving political issues. When evaluating political shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.
APPENDIX

INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES

Effective for Meetings on or after February 1, 2014

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis and Ownership Matters in addition to Institutional Shareholder Services, Inc. (“ISS”) and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, the Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted. The Adivsor may purchase research from Ownership Matters with respect to the proxies of certain large Australian Companies.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or its designee’s) determination considering the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR proposals to ratify auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Non-Contested Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote AGAINST against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is written and therefore no research is provided on the nominee.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

ISS Classification of Directors - International Policy

Executive Director
•    Employee or executive of the company;
•    Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•    Any director who is attested by the board to be a non-independent NED;
•    Any director specifically designated as a representative of a significant shareholder of the company;
•    Any director who is also an employee or executive of a significant shareholder of the company;
•    Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•    Government representative;
•    Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•    Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[3]);
•    Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•    Relative[1] of a current or former executive of the company or its affiliates;
•    A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•    Founder/co-founder/member of founding family but not currently an employee;
•    Former executive (5 year cooling off period);
•    Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o 9 years (from the date of election) in the United Kingdom and Ireland;
o 12 years in European markets;
o 7 years in Russia.
Independent NED
•    Not classified as non-independent by ISS (see above);
•    No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•    Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

Voting on Directors for Egregious Actions
Under extraordinary circumstances, vote AGAINST or WITHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•
Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Discharge of Board and Management
Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties warranted on a CASE-BY-CASE basis by:

•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

•
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR routine proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances
Vote FOR issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.
Vote FOR issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines

Specific Issuances
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

•	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and

•	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis..

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

1

Edge Asset Management, Inc.

Proxy Voting Policy
Dated November 2011

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide client proxy voting results upon request of a client, and to maintain records of proxy voting activities as required. Edge maintains written policies and procedures which address Edge’s proxy policies and practices and which include the responsibility to receive and vote client proxies, to disclose any potential conflicts of interest, to make its proxy voting record available to clients and to maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and (c) describe its proxy voting policies and procedures to clients and furnish a copy to its requesting clients. Further, Rule 204-2 of the Advisers Act requires registered investment advisers that vote client securities to maintain certain records relating to the adviser's proxy voting activities.

Responsibility

Edge has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1. Voting Procedures

•
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to expert third-party proxy voting organization, Institutional Shareholder Services, Inc. (“ISS”). ISS provides policy guidelines and proxy research and analysis in addition to proxy voting. Edge may override any ISS guideline or recommendation that Edge feels is not in the best interest of the client.

•
Edge has elected to follow the ISS Standard Proxy Voting Guidelines (the “ Guidelines”), which embody the positions and factors that Edge generally considers important in casting proxy votes, including, but not limited to, shareholder voting rights, anti-takeover defenses, board structures, election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.

2.	Conflicts of Interest

•
Votes cast by ISS on Edge’s behalf consistent with its Guidelines and recommendations are not considered to create a conflict of interest. If ISS or Edge abstains from voting a proxy due to a conflict, or if Edge elects to override an ISS recommendation, it will seek to identify and evaluate whether any conflicts of interest may exist between the issuer and Edge or its employees and clients.

•
Material conflicts will be evaluated, and if it’s determined that one exists, Edge will disclose the conflict to the affected client, and request instruction from the client as to how the proxy should be voted.

3.	New Accounts

•
Edge or its affiliate, Principal Global Investors, shall provide a proxy authorization letter to the client’s custodian upon the opening of a new client account. Clients may also choose to vote proxies themselves or receive individualized reports or services.

4.    Abstentions

•	Edge may refrain from voting when it believes it is in the client’s best interests.

5.    Proxy Solicitations & Information Requests

•
Edge will not reveal or disclose to any third-party how it may have voted or intends to vote until such proxies have been counted at a shareholders’ meeting. Edge may in any event disclose its general policy to follow ISS’s guidelines. No employee of Edge may accept any remuneration in the solicitation of proxies.

6.    Errors

•	Edge will document errors and the resolution of errors.

7.    Recordkeeping

•
Documentation shall be maintained for at least five years. Edge will keep records regarding all client requests to review proxy votes and accompanying responses. Edge may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

•	Edge’s proxy voting record will be maintained by ISS. Edge will maintain documentation to support any decisions to vote against ISS Guidelines or recommendations.

8.    Class Actions

•
Edge generally does not file class action claims on behalf of its clients and specifically will not act on behalf of former clients that have terminated their relationship with Edge. Edge will only file permitted class action claims if that responsibility in specifically stated in the advisory contract. Edge will maintain documentation related to any cost-benefit analysis to support decisions to opt out of any class action settlement. This policy is disclosed in the firm’s Form ADV filing.

Historical Policies: Revised October 2010; February 2009; January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

EMERALD ADVISERS, INC.

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers

a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A.Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

•Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

•Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

•Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

•Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

•Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

•Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

•Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C.Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D.Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E.Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F.Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G.Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A.Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.	Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d.	Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i.	Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners
Resolution: EAI will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation
If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc.

Resolution: On a case by case basis, EAI will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes
EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights

B.	Nuclear Issues

C.	Defense Issues

D.	Social Responsibility

EAI, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

June 2012

Goldman Sachs Asset Management
(“GSAM”)*

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.
______________________
*For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

**The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices were received too late; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation.  GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.
Use of a Proxy Service
As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and
Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Effective: February 2012

APPENDIX A
GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

US proxy items:

1.	Operational Items

2.	Board of Directors

3.	Executive and Director Compensation

4.	Proxy Contests and Access

5.	Shareholder Rights and Defenses

6.	Mergers and Corporate Restructurings

7.	State of Incorporation

8.	Capital Structure

9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

International proxy items:

1.	Operational Items

2.	Board of Directors

3.	Compensation

4.	Board Structure

5.	Capital Structure

6.	Other

7.	Environmental, Climate Change and Social Issues

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with Securities and Exchange Commission (“SEC”) rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee;

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price; and

•	Whether the auditors are being changed without explanation.

2.     Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

•
The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•
The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s)

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•
The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•
The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.    Executive and Director Compensation

Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan is a vehicle for poor pay practices;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval OR does not expressly prohibit the repricing without shareholder approval;

•
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics; or

•
There is a long-term disconnect between CEO pay and the company’s total shareholder return in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general two or more of the following in conjunction with a long-term pay-for-performance disconnect will warrant an AGAINST vote. If there is not a long-term pay for performance disconnect GSAM will look for multiple problematic factors to be present to warrant a vote against.

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the Compensation Discussion and Analysis (CD&A) section of a company’s proxy;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of long-term company performance and executive pay trends over time;

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:

•
Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Other considerations include:

•	Board responsiveness to the majority vote outcome of previous frequency on pay votes

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance

•	Egregious employment contracts

•	Excessive severance and/or change in control provisions

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval

•	Excessive Perquisites
The following reasons could warrant a vote AGAINST or WITHHOLD from the members of the Compensation Committee:

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or

•	The company has backdated options.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing

•	If it is a value-for-value exchange

•	If surrendered stock options are added back to the plan reserve

•	Option vesting

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote for annual frequency.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Stock retention holding period
Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

4.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Proxy Access
Vote CASE_BY-CASE on shareholder or management proposals asking for open proxy access.
GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•
The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%); The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%);

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.     Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.     Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
7.     State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
Generally Vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

8.    Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company's use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board's governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company's need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

9.    Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets; and

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
•There are concerns about the accounts presented or audit procedures used; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•
The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company's financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards. or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the Board
•Overboarded directors
•Composition of committees
•Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director
•Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•Government representative;

•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.
4.     Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specfic Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•Duration of no more than 5 years.

In addition, vote AGAINST any proposal where:
•The repurchase can be used for takeover defenses;
•There is clear evidence of abuse;
•There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into inappropriately risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7.	Environmental, climate change and social issues
Please refer to page 9 for our current approach to these important topics.

GPIM Proxy Voting Policy and Procedures 2012 Revised 10.18.12.doc

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

POLICY
Guggenheim Partners Investment Management, LLC (“GPIM”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities; and

•	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures.
Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.
The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.

PROCEDURES

1. Overview

Guggenheim Partners Investment Management, LLC (“GPIM”) utilizes the services of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A and Appendix B to these Proxy Voting Policy and Procedures, set forth the ISS guidelines that GPIM uses in voting specific proposals. Depending on the objective of Fund or client account and the portfolio team managing, GPIM will assign the proxy voting guidelines in Appendix A or B to determine how proxies will be voted. GPIM reviews these voting recommendations and generally votes proxies in accordance with such recommendations.

However, the vote entered on a client's behalf with respect to a particular proposal may differ from the Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Guidelines, the reasons therefore shall be documented in writing by the appropriate investment team(s) and retained by Operations. The manner in which specific proposals are to be voted may differ based on the type of client account. For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

In the absence of contrary instructions received from GPIM, ISS will vote proxies in accordance with the Guidelines attached as Appendix A or Appendix B hereto, as such Guidelines may be revised from time to time by representatives from Investment Management and Compliance (the ad hoc “Committee”). ISS will employ these guidelines based on account set up instructions received from Operations. ISS will notify Operations of all proxy proposals that do not fall within the Guidelines (i.e. proposals which are either not addressed in the Guidelines or proposals for which GPIM has indicated that a decision will be made on a case-by-case basis). Such proposals will be forwarded by Operations to the investment team(s) responsible for the client account. If the investment team(s) responsible determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team(s).

2. Resolving Potential Conflicts of Interest

GPIM may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. The proxies that are not addressed by the Guidelines or are to be voted on a case-by-case basis will be forwarded to the appropriate investment management team(s) by Operations. Determination of whether there is a material conflict of interest between GPIM and a client due to (a) the provision of services or products by a GPIM affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of GPIM or its affiliates and proponents of a proxy issue or (c) any other issue, shall be made by senior members of the investment team responsible for voting the proxy. If a conflict of interest exists, the investment team will consult the Committee (and Legal, as necessary) to determine how to vote the proxy consistent with the procedures below.

In the absence of established Guidelines (e.g., in instances where the Guidelines provide for a “case-by-case” review), GPIM may vote a proxy regarding that proposal in any of the following manners:

▪	Refer Proposal to the Client – GPIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

▪
Obtain Client Ratification – If GPIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), GPIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how GPIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

▪
Use an Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, GPIM may vote all proposals in a proxy according to the policies of an independent third party (or to have the third party vote such proxies).

▪
Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, GPIM may use an independent third party to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

▪	Abstaining

The method selected by GPIM to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

3. Special Situations (As Applicable)

3.1. Securities Subject to Lending Arrangements

For various legal or administrative reasons, GPIM is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. GPIM will refrain from voting such securities where the cost to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, GPIM may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in GPIM’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

3.2 Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), GPIM may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

3.3 Share Blocking

In certain countries the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question ("share blocking"). The portfolio manager retains the final authority to determine whether to block the shares in the client's account or to forego voting the shares.

3.4 Lack Of Adequate Information, Untimely Receipt Of Proxy Or Excessive Costs

GPIM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. GPIM’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

4. Undue Influence

If at any time any person involved in the GPIM’s proxy voting process is pressured or lobbied either by GPIM’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to GPIM Compliance or Legal. A determination will then be made regarding this information, keeping in mind GPIM's duty of loyalty and care to its clients.

5. Recordkeeping

GPIM is required to keep the following records:

▪	a copy of this policy;

▪	proxy statements received regarding client securities;

▪	records of votes cast on behalf of clients;

▪	any documents prepared by GPIM that were material to making a decision how to vote, or that memorialized the basis for the decision; and

▪	records of client requests for proxy voting information and a copy of any written response by GPIM to any client request (regardless of whether such client request was written or oral).
The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.
GPIM may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GPIM that are maintained with a third party, such as ISS, provided that GPIM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

6. Disclosure

Rule 206(4)-6 requires GPIM to disclose in response to any client request how the client can obtain information from GPIM on how the client’s securities were voted. GPIM will disclose in Form ADV Part 2 that clients can obtain information on how their securities were voted by submitting a written request to GPIM. Upon receipt of a written request from a client, GPIM will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires GPIM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GPIM will provide such a description in its Form ADV Part 2. Upon receipt of a written request from a client, GPIM will provide a copy of this policy within a reasonable amount of time.
If approved by the client, this policy and any requested records may be provided electronically.

JP Morgan
Asset Management

Global Proxy Voting
Procedures and Guidelines
For North America, Europe, Middle East, Africa, Central America, South America and
Asia

2014 Edition

April 1, 2014

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Table of Contents- North America

Part I:	JPMorgan Asset Management Global Proxy-Voting Procedures

A.    Objective……………………………………………………………………    3
B.    Proxy Committee………………………………………………………….    3
C.    The Proxy Voting Process……………………………………………..3-4
D.    Material Conflicts of Interest…………………………………………....    5
E.    Escalation of Material Conflicts of Interest…………………………..    5
F.    Recordkeeping…………………………………………………………….    6
Exhibit A…………………………………………………………………….    6

Part II:	JPMorgan Asset Management Proxy-Voting Guidelines

A.    North America…………………………………………………………    8-23
Table of Contents……………………………………………………..    9-10
Guidelines……………………………………………………………...    11-23

Europe, Middle East, Africa, Central America
and South America………………………………………………….    25-42
Table of Contents…………………………………………………………    25
Guidelines……………………………………………………………...    27-42

C.    Asia (ex-Japan)..……………………………………………………..    43-50
Table of Contents…………………………………………………………    44
Guidelines……………………………………………………………...    45-50

D.    Japan..………………………………………………………………….51-58
Table of Contents…………………………………………………………    52
Guidelines……………………………………………………………...    53-58

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Part I: JPMorgan Asset Management Global
Proxy Voting Procedures

A.     Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.     Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.    The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 1
_______________________
1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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C.    The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

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D.    Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:
(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

E.    Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

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F.    Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
J.P. Morgan Private Investments, Inc.
Security Capital Research & Management Incorporated
Bear Stearns Asset Management

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Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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Part II.A: North America Proxy Voting

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Part II.A: North America Guidelines Table of Contents

1.	Uncontested Director Elections 11

2.	Proxy Contests 11

a.	Election of Directors 11

b.	Reimburse Proxy Solicitation Expenses 11

3.	Ratification of Auditors 12

4.	Proxy Contest Defenses 13-14

a.	Board Structure: Staggered vs. Annual Elections 13

b.	Shareholder Ability to Remove Directors 13

c.	Cumulative Voting 13

d.	Shareholder Ability to Call Special Meeting 14

e.	Shareholder Ability to Act by Written Consent 14

f.	Shareholder Ability to Alter the Size of the Board 14

5.	Tender Offer Defenses 14-15

a.	Poison Pills 14

b.	Fair Price Provisions 14

c.	Greenmail 14

d.	Unequal Voting Rights 14

e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws 15

f.	Supermajority Shareholder Vote Requirement to Approve Mergers 15

6.	Miscellaneous Board Provisions 15-16

a.	Separate Chairman and CEO Positions 15

b.	Lead Directors and Executive Sessions 15

c.	Majority of Independent Directors 15-16

d.	Stock Ownership Requirements 16

e.	Hedging/Pledging of Securities 16

f.	Term of Office 16

g.	Director and Officer Indemnification and Liability Protection 16

h.	Board Size 16

i.	Majority Vote Standard 16

7.	Miscellaneous Governance Provisions 16-17

a.	Independent Nominating Committee 16

b.	Confidential Voting 16

c.	Equal Access 16

d.	Bundled Proposals 16-17

e.	Charitable Contributions 17

f.	Date/Location of Meeting 17

g.	Include Nonmanagement Employees on Board 17

h.	Adjourn Meeting if Votes are Insufficient 17

i.	Other Business 17

j.	Disclosure of Shareholder Proponents 17

k.	Exclusive Venue 17

8.	Capital Structure 17-18

a.	Common Stock Authorization 17

b.	Stock Distributions: Splits and Dividends 17

c.	Reverse Stock Splits 17

d.	Blank Check Preferred Authorization 17-18

e.	Shareholder Proposals Regarding Blank Check Preferred Stock 18

f.	Adjustments to Par Value of Common Stock 18

g.	Restructurings/Recapitalizations 18

h.	Share Repurchase Programs 18

i.	Targeted Share Placements 18

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Part II.A: North America Guidelines Table of Contents

9.	Executive and Director Compensation 18-20

a.	Stock-based Incentive Plans 18-19

b.	Approval of Cash or Cash-and-Stock Bonus Plans 19

c.	Shareholder Proposals to Limit Executive and Director Pay 19

d.	Say on Pay 19

e.	Golden and Tin Parachutes 19-20

f.	401(k) Employee Benefit Plans 20

g.	Employee Stock Purchase Plans 20

h.	Option Expensing 20

i.	Option Repricing 20

j.	Stock Holding Periods 20

k.	Transferable Stock Options 20

l.	Recoup Bonuses .20

m.	Two Tiered Board Compensation 20

10.	Incorporation 20

a.	Reincorporation Outside of the United States 20

b.	Voting on State Takeover Statutes 20

c.	Voting on Reincorporation Proposals 20

11.	Mergers and Corporate Restructurings 21

a.	Mergers and Acquisitions 21

b.	Nonfinancial Effects of a Merger or Acquisition 21

c.	Corporate Restructuring 21

d.	Spin-offs 21

e.	Asset Sales 21

f.	Liquidations 21

g.	Appraisal Rights 21

h.	Changing Corporate Name 21

12.	Social and Environmental Issues 21-23

a.	Military Business 22

b.	International Labor Organization Code of Conduct 22

c.	Promote Human Rights in China, Nigeria, and Burma 22

d.	World Debt Crisis 22

e.	Equal Employment Opportunity and Discrimination 22

f.	Animal Rights 22-23

g.	Product Integrity and Marketing 23

h.	Human Resources Issues 23

i.	Link Executive Pay with Social and/or Environmental Criteria 23

j.	High Risk Markets 23

k.	Political Contributions 23

13.	Foreign Proxies 23

14. Pre-Solicitation Contact    23

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Part II.A: North America Guidelines

1.    Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6)
WITHHOLD from directors who are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the Nasdaq listing rule for all other companies.

7)	WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8)
WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans,last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)
WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)
WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)
Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

2.    Proxy Contests
2a.     Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

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2b.     Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.     Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

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4.     Proxy Contest Defenses
4a.     Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.     Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.     Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

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4d.     Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.     Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.     Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.     Tender Offer Defenses
5a.     Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.     Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.     Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.     Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

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5e.     Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.     Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.     Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b.    Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c.     Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

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Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

6f. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6g. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6h.    Board Size
Vote for proposals to limit the size of the board to 15 members.

6i.    Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.     Miscellaneous Governance Provisions
7a.    Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b.    Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.    Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

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7d.    Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.    Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.    Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.    Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.    Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.     Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.     Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7k.    Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes,if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.    Capital Structure
8a.    Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.    Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.    Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.     Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

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Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.     Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.     Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.    Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.    Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.     Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.    Executive and Director Compensation
9a.    Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations

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are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.    Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.    Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.    Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.

9e.     Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

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Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.    401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

9g.    Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.     Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9i.     Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.     Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.    Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.    Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

9m.    Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation
10a.     Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name
Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies

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and performance. In general we support management disclosure practices except for those companies that have been involved in controversies, fines or litigation.

12a. Military Business
Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12b. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12c. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12d. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12e. Animal Rights
Vote case-by-case on proposals that deal with animal rights.

12f. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12g. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12h. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12i. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

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12j. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.    Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London. Tokyo and Hong Kong The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.    Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•     a pending acquisition or sale of a substantial business;
•     financial results that are better or worse than recent trends would lead one to expect;
•    major management changes;
•     an increase or decrease in dividends;
•     calls or redemptions or other purchases of its securities by the company;
•     a stock split, dividend or other recapitalization; or
•     financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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Part II.B: Europe, Middle East, Africa, Central America and South America Proxy Voting

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Part II.B:	Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

I    Policy    26-28
II    Voting Guidelines    30-35
1.    Reports & Accounts    30
2.    Dividends    30
3.    Board of Directors    30-32
4.    Compensation    32-34
5.    Auditors    34
6.    Issue of Capital    34-35
7.    Mergers/Acquisitions    35
8.    Voting Rights    35
9.    Others    35-36
III    Stewardship    37-39
IV    Social and Environmental     40-42

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I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM is a member of the National Association of Pension Funds (NAPF) and the Investment Management Association (IMA) and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist, e.g. the Tabaksblat Code in the Netherlands, the Cromme Codex in Germany, the MEDEF-AFEP Code in France and the Luxembourg ALFI Code of Conduct. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA).

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM scrutinises every proxy individually, voting for or against each resolution, or actively withholding our vote, on a case-by-case basis. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action.. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

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As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. The Committee is composed of senior analysts, portfolio managers and governance specialists. It meets at least quarterly, or more frequently as circumstances dictate. Its minutes are circulated to senior management, including the Global Head of Equity to whom it reports.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Sustainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

Where a potential material conflict of interest has been identified, JPMAM will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

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J.P. Morgan Asset Management

London Proxy Committee

October 2013

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II.	VOTING GUIDELINES
1.    REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

The UK has recently introduced a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.
see Compensation

2.    DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.    BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

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Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We welcomed the report by Lord Davies in the UK and, although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular, as well as to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy.

Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent; there should be a formal nomination process for the appointment of Directors.

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Remuneration Committees should be independent; no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.
See Remuneration Report

We agree with the findings of the Walker Review in the UK that boards of banks, or other large or complex companies, should consider the establishment of a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust

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companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also agree with the view of the NAPF, that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors. SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.    COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Similarly, we agree with the view of the NAPF, ABI and others that special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.

Market practice regarding the length of director’s service contracts varies enormously:
JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area.
Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, and increasingly for chief executive’s at least two years’ salary.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made.

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Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary, for example where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s strategy and objectives in the long-term. There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those

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of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5.    AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender. We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors. see Audit Committee
6.    ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution. In the UK, such issuances should be consistent with ABI, NAPF and similar guidelines.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against any attempts to suspend, bypass or eliminate pre-emption rights, except for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

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Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.    MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may also split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.    VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct relation to the shareholder’s equity capital commitment to the company.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

9.    OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

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Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally abstain in relation to‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy.
see Social and Environmental

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

October 2013

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III.    STEWARDSHIP

J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support both the revised FRC Stewardship Code and the EFAMA Code for External Governance, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the Stewardship Code for its UK investments and supports the Principles as best practice elsewhere. We believe that regular contact with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles and how we apply them are set out below:

Institutional investors should:

1.	Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. JPMAM’s investors and corporate governance specialists undertake four broad areas of activity:

i)	Analysis of the governance profiles of the companies in which we invest, in order to identify outliers requiring further engagement;

ii)	Engagement with investee companies, in order to understand issues and promote best practice;

iii)	Informed, investor-led proxy voting;

iv)	Assessment of social and environmental issues, where they have the potential to impact the valuation.

JPMAM does not outsource any of its stewardship activity. Proxy votes are scrutinised individually by governance specialists in conjunction with the analyst or portfolio manager. Automated standing instructions to vote in a certain way (e.g. to always vote with management) are never issued in relation to voting managed out of London.

Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

Copies of our Corporate Governance Policy are available on request, or to download from our website:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

2.	Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity.

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The policy document is available to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although we generally take a single, unified approach to voting and engagement, in exceptional circumstances, we will split our vote or modify our engagement when the interests of our clients diverge from each other. This is always dealt with on a case-by-case basis, depending on the respective desired investment outcomes of those clients.

3.    Monitor their investee companies.

JPMAM has a team of corporate governance specialists, located in the ‘front office’ in order to better interact with analysts and portfolio managers regarding governance and stewardship issues. The team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues. Each record is updated at least annually. Notes of engagements with companies are retained in order to form a clear audit trail. For analyst-driven investment processes in London, these models are used to generate proprietary Environmental, Social and Governance (‘ESG’) rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned(although appropriate wall-crossing procedures do exist, if deemed in the best interests of our clients).

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at over 5,000 shareholder meetings a year in nearly 70 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

4.	Establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we may consider speaking at the AGM or submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests.

5.    Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the NAPF, ABI and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as merger and acquisition activity.

6.    Have a clear policy on voting and disclosure of voting activity.

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JPMAM votes at over 10,000 shareholder meetings each year, in nearly seventy markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, or unless there is a conflict of interest. Votes are investor-led and made on a case-by-case basis, and we do not always support the board.

JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.
JPMAM has disclosed its proxy voting and engagement activity to its clients for a number of years. Additionally, we now disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed under ‘Commentary and Analysis’ on our Institutional website, or by following the link:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

JPMAM and its clients may participate in stocklending programmes. It is not the policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.

7.    Report periodically on their stewardship and voting activities.

JPMAM produces detailed quarterly voting and engagement activity reports for its clients, and also publishes summary information on its public website. These reports provide qualitative as well as quantitative information. The proxy voting function is independently verified by our external auditor as part of the ISAE3402 review, and oversight of our broader engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.

JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/frcstewardshipcode.aspx

Or follow the link to the FRC website:

www.frc.org.uk/documents

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IV.    SOCIAL AND ENVIRONMENTAL

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’. Similarly, a company in a low-impact industry, such as financial services, will still be expected to have in place detailed policies and rigorous oversight of its environmental impact.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

J.P. Morgan Asset Management is a signatory to the United Nations Principles of Responsible Investment (‘UNPRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

1. Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region routinely take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For analyst-driven investment processes in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

2. Be active owners and incorporate ESG into ownership policies and practices

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JPMAM votes at over 10,000 AGMs in more than seventy markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually. Fund managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients.

3. Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4. Promote the Principles

JPMAM works both independently and with industry bodies such as the NAPF, ABI and IMA to promote the Principles within the industry.

5. Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies. Where appropriate, we also work with our competitors in collective engagement exercises with companies.

6. Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

JPMAM is also a signatory to Carbon Disclosure Project. J.P. Morgan Chase is a signatory to the Equator Principles on managing social and environmental risk in project finance. For further information, see:

www.unpri.org

www.cdproject.net

www.equator-principles.com

Produced by:

Robert G Hardy
Executive Director
Head of Corporate Governance
+44 20 7742 5736
robert.g.hardy@jpmorgan.com

Version 16.02
Published October 2013

For Investment Professional use only – not for retail use or distribution
This document has been produced for information purposes only and as such the views contained herein are not to be taken as an advice or recommendation to buy or sell any investment or interest thereto. Reliance upon information in this material is at the sole discretion of the reader. Any research in this document has been obtained and may have been acted upon by J.P. Morgan Asset Management for its own purpose. The results of such research are being made available as additional information and do not necessarily reflect the views of J.P.Morgan Asset Management. Any forecasts, figures, opinions, statements of financial market trends or investment techniques and strategies expressed are unless otherwise stated, J.P. Morgan Asset Management’s own at the date of this document. They are considered to be reliable at the time of writing, may not necessarily be all-inclusive and are not guaranteed as to accuracy. They may be subject to change without reference or notification to you. Both past performance and yield may not be a reliable guide to future performance and you should be aware that the value of securities and any income arising from them may fluctuate in accordance with market conditions. There is no guarantee that any forecast made will come to pass.

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J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide. You should note that if you contact J.P. Morgan Asset Management by telephone those lines may be recorded and monitored for legal, security and training purposes. You should also take note that information and data from communications with you will be collected, stored and processed by J.P. Morgan Asset Management in accordance with the EMEA Privacy Policy which can be accessed through the following website http://www.jpmorgan.com/pages/privacy.
Issued in Continental Europe by JPMorgan Asset Management (Europe) Société à responsabilité limitée, European Bank & Business Centre, 6 route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, R.C.S. Luxembourg B27900, corporate capital EUR 10.000.000.
Issued in the UK by JPMorgan Asset Management (UK) Limited which is authorised and regulated by the Financial Conduct Conduct Authority. Registered in England No.

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Part II.C: Asia (ex-Japan)

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Part II.C:     Asia (ex-Japan) Guidelines Table of Contents

I    Principles    45
II    Policy and Procedures    45-46
III    Voting Guidelines    47-50

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I PRINCIPLES

Corporate governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. JPMAM is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance policy and proxy voting activity. Although the guidelines set out in this document apply to accounts managed from the Hong Kong and Singapore offices, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

Fiduciary Priority. Our clients appoint us to manage their assets in order to maximize the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

Stewardship and Engagement. We believe that regular contact with the companies that we invest in is central to our investment process. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets. We encourage excellence in the management of companies through the considered application of best corporate governance practice.

Proxy Voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

Sustainability. We believe that non-financial factors such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations.

Ongoing commitment. We are committed to reviewing our corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II POLICY AND PROCEDURES

1 Proxy Committee

The JPMAM Asia Proxy Committee oversees the proxy voting process in the
Asia ex Japan region. It is composed of senior officers from the investment and client services departments and supported by specialists from compliance and risk management. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Global Proxy Committee to which it reports.

2 Voting Policy

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is our policy to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

At AGMs in Asia ex Japan markets, we will generally follow the recommendations of an independent proxy voting service provider for items that are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are

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any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1. Accept Financial Statement and Statutory Reports
2. Approve Dividend
3. Election and re-election of directors
4. Fix remuneration of directors
5. Appoint auditors and fix remunerations
6. Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights
7. Approve repurchase of shares (up to 20% of issued capital)
8. Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by case basis in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist us with companies’ proxy voting proposals, we have retained the services of an independent proxy voting provider, who is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing us with a comprehensive analysis of each proxy proposal and providing us with recommendations on how to vote each proxy proposal based on our guidelines.

We have adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. However, we may determine: (a) not to recall securities on loan if, in our judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in our judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Situations can sometimes arise where more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JPMAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with reasons supporting his recommendation and a certification that he received no communication in regard to the proxy that would violate either the JPMorgan Chase Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’s interests and that of its clients and that he was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information amongst the asset management, securities, lending, investment banking and other divisions.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, will evaluate the potential conflict and make a recommendation on how to vote the proxy.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

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III VOTING GUIDELINES

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned . Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Auditors

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will vote against the appointment or reappointment of auditors who are not perceived as being independent.

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

Boards

We believe that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

We are in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

Boards with more than 20 directors are considered to be excessively large.

We believe that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions. We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden. We will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

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Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

We will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Directors over 70

We consider that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

Directors’ Contract

Generally, we believe that directors’ contracts should be of one year’s duration or less.

Non-Executive Directors

As stated earlier in these guidelines, JPMAM believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, family or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

Bonuses for Retiring Directors and Internal Statutory Auditors
We will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorized share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any significant new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

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Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

Share Repurchase Programs

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programs where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

Mergers and Acquisitions

JPMAM always reviews mergers and acquisitions on a case-by-case basis. As a general rule, we will favour mergers and acquisitions where the proposed transaction price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the offer terms.

Voting Rights

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options or the backdating of options.

Long Term Incentive Plans

A long term incentive plan can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

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Political Issues

JPMAM does not normally support the use of shareholder funds for political donations.

Poison Pills

Poison pills or shareholder rights plans, are devices designed to defend against a hostile takeover. Typically they give shareholders of a target company or a friendly party the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined triggering event such as a outsider’s acquisition of a certain percentage of stock.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should ultimately be for shareholders, not managers to decide.

JPMAM will generally vote against anti-takeover schemes and support proposals aimed at revoking existing plans. Where such devices exist, they should be fully disclosed to shareholders who should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or bundled resolutions, depending on the context.

JP Morgan Asset Management
Pacific Regional Group – Asia ex Japan
Asia Proxy Committee

April 2013

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Part II.D: Japan

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Part II.D:     Japan

I    Basic Policy on Corporate Governance    53
II    Corporate Governance Guidelines    54-58

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Basic Policy on Corporate Governance

1. Purpose of proxy voting
JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2. Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•
It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

•
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

•
Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

29th March 2013
JPMorgan Asset Management (Japan) Ltd.

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Corporate Governance Guidelines

Distribution of income/Pay-out ratio
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

The guidelines above relating to a company’s capital ratio will not be applied in the case of financial institutions; the income allocation proposals for financial institutions will be assessed on a case by case basis.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%.

Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors
In principle, we believe companies should appoint independent directors. AMJ believes that a strong independent element to a board is essential to the effective running of a company. With respect to AGMs/EGMs held after 1st

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April 2014, we expect companies to appoint a minimum of one external director; if the company does not appoint at least one external director, in principle we will oppose the election of the representative director, such as the president of the company.

Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external director whose tenure exceeds 10 years.
Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees and boards with statutory auditors.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees.

Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors
We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

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Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

•	Golden parachutes

•	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options
Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

JPMorgan Asset Management Corporate Governance    Page 56

JP Morgan
Asset Management

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

Cross-shareholdings
This is an item included within a Japanese context. Where company hold shares or have cross-shareholdings, AMJ believes companies should provide a comprehensive explanation of its mid to long term strategy, including its finance strategy with due concern for capital costs, to shareholders. We will consider voting against the re-election of directors where we believe the holdings of equities is inordinately high in comparison to its shareholders’ equity and the company has not sought to reduce its holdings.

Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

JPMorgan Asset Management Corporate Governance    Page 57

JP Morgan
Asset Management

Mergers / Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

Social and Environmental Issues
Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

Shareholder proposals
We will apply the same standards for all proposals with the aim of improving shareholder value.

Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

JPMorgan Asset Management Corporate Governance    Page 58

Los Angeles Capital Management and Equity Research, Inc

Proxy Policy

Effective: January 1, 2012

March 27, 2012

I. INTRODUCTION
Los Angeles Capital Management and Equity Research Inc. (“Los Angeles Capital”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Interpretive Bulletin 2008-2, 29 CFR 2509.08-2 (October 17, 2008). The guidance set forth in this interpretive bulletin modifies and supersedes the guidance set forth in interpretive bulletin 94-2 (29 CFR 2509.94-2) of July 29, 1994.
II. PROXY POLICY STATEMENT
Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of its clients. Los Angeles Capital has hired Glass, Lewis & Co., LLC (“Glass Lewis”) to act as an independent voting agent on its behalf. Glass Lewis provides objective proxy analysis and voting recommendations, and manages the operational end of the process, ensuring compliance with all applicable laws and regulations. The firm has not identified any conflicts of interest that would affect the proxy voting process. If at any time a material conflict arises it would be resolved in the best interest of the client.
Los Angeles Capital has developed procedures and proxy voting guidelines that outline the general principles and philosophy behind our proxy voting program. Los Angeles Capital has adopted Glass Lewis’ U.S. and International Proxy Paper Guidelines. In addition, Los Angeles Capital may also incorporate information gathered from other sources beyond Glass Lewis. The firm may conduct research internally and/or use the resources of an independent research consultant, or the firm may use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies (e.g., Fortune 500 companies).
Although we have established guidelines which were developed in conjunction with Glass Lewis, and we have a pre-determined voting policy, the firm retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote. The Proxy Committee (the “Committee”) may also be called on to vote a proxy that its third-party provider cannot. In these circumstances, three Committee member votes are required.
Los Angeles Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. Los Angeles Capital requires that the advisory contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital’s policies.
Los Angeles Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. Los Angeles Capital requires that the advisory contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital’s policies.
Limitations
Circumstances may arise, where subject to contractual obligations established by the client, Los Angeles Capital will take a limited role in voting proxies:

•
Los Angeles Capital reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

•	Los Angeles Capital will abstain from voting proxies for securities that participate in a securities lending program and are out on loan.

•	Los Angeles Capital will abstain from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.

•	Los Angeles Capital may abstain from voting shares of securities with unjustifiable costs (e.g., certain non-U.S. securities).

•	The firm does not actively engage in shareholder activism , such as dialogue with management with respect to pending proxy voting issues.

Special Considerations
Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.
Mutual Funds
Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940. Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.
ERISA Accounts
Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. From time to time, Los Angeles Capital may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.
Disclosure
Los Angeles Capital will provide all clients with a copy of the policies and procedures upon request; however, please note they may be updated periodically. In addition, clients may request at any time a copy of the firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden, Director of Operations for Los Angeles Capital at 310-479-9878 or operations@lacapm.com.
Los Angeles Capital will not disclose voting records to a third party.
III. RESPONSIBILITY AND OVERSIGHT
The firm’s Proxy Committee (the “Committee”) was established to provide oversight to the proxy voting process. The Committee is comprised of the President, Chief Investment Officer, Director of Research, Director of Operations, Director of Global Equities, and Chief Compliance Officer. The Committee is responsible for developing, implementing, and updating the firm’s proxy policy, approving and reviewing all proxy paper guidelines, voting independent proxies on a case by case basis, overseeing the third-party proxy vendor, identifying any conflicts of interest, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.
Los Angeles Capital’s Director of Operations handles the day to day administration of the proxy voting process.
IV. PROXY PROCEDURES
Los Angeles Capital has engaged Glass Lewis as its third-party voting delegate to assist with its administrative proxy functions. Despite the relationship with Glass Lewis, Los Angeles Capital retains final authority and fiduciary responsibility for proxy voting. Los Angeles Capital has verified that Glass Lewis's procedures are consistent with the firm’s policies and procedures.
Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each advisory contract or similar document. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Interpretive Bulletin 2008-2). If an advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.
If a client wishes to direct how proxies are voted in their account, Los Angeles Capital can create a custom proxy policy to be implemented by Glass Lewis. However, Los Angeles Capital reserves the right to maintain its standard position on all other client accounts.

Process of Voting Proxies
Registered owners of record (e.g., the trustee or custodian bank) that receive proxy materials from the issuer or its information agent, or an ERISA plan, are instructed to sign the proxy in blank and forward it directly to Glass Lewis, the voting delegate. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time. Each proxy is then reviewed and categorized according to issues and the proposing parties. Lastly, Glass Lewis votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.
Glass Lewis has the responsibility to ensure that materials are received by Los Angeles Capital in a timely manner. In addition, Glass Lewis monitors and reconciles on a regular basis the proxies received against holdings on the record date of client accounts over which Los Angeles Capital has voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.
Conflicts of Interest
Los Angeles Capital attempts to minimize the risk of conflicts by adopting the policies of an independent third party. Glass Lewis takes precautions to ensure its research is objective at all times and under all circumstances. If Glass Lewis identifies a potential conflict of interest between it and a publicly-held company, it will disclose the relationship on the relevant research report and abstain from voting the proxy. The proxy is then directed to Los Angeles Capital to vote via Glass Lewis’ online platform. In these instances the Director of Operations disseminates the proxy and all relevant information to the Committee for a vote. The firm may tap members of its Research department to research the proxy internally or to gather external information. If during this process the Committee identifies a potential material conflict of interest between Los Angeles Capital and one of its clients, the client will be notified. Upon notification, the client may issue a specific directive to Los Angeles Capital on how to vote. If the client issues a directive that clearly creates a conflict of interest for Los Angeles Capital, the client will be given the option of either (i) voting its own proxy on that issue; or (ii) turning over the decision to another independent third party to vote. If no directive is issued by the client, the Committee will vote in such a way that, in the firm’s opinion, fairly addresses the conflict in the best interest of the client.
Three Committee members are required to vote on the issue and the Director of Operations ensures the proxy is voted in a timely manner via Glass Lewis’ web portal.
V. RECORDKEEPING
Glass Lewis and Los Angeles Capital maintain all records of proxies voted pursuant to Section 204-2 of the Advisers Act. Such records include: (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (maintained at Glass Lewis who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass Lewis who will provide a copy promptly upon request); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and any written response by Los Angeles Capital to any (written or oral) client request for such records.

ERISA Accounts
Los Angeles Capital is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. (DOL Interpretive Bulletin 2008-2) Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date;
(4) number of shares voted; and (5) where appropriate, cost-benefit analyses.

Duration
Proxy voting books and records will be maintained at Glass Lewis or Los Angeles Capital, in an easily accessible place for a period of five years.

Summary of Neuberger Berman’s Proxy Voting Policy

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Origin Asset Management, LLP

Proxy voting policy

November 2013

The Advisers Act imposes an obligation on investment managers to vote on proxies in the best interest of their clients. Therefore the Firm will vote proxies on behalf of clients who have provided the requisite authorisation. Any proxy voting arrangements shall be approved by the Investment Team and the Compliance Officer.

The Firm must;

(a) Adopt and implement written policies and procedures that are reasonably designed to ensure that the Firm vote client securities in the best interest of clients.
(b) Disclose to clients how they may obtain information from the Firm about votes with respect to securities; and
(c) Describe to clients proxy voting policies and procedures and, upon request, provide a copy of the policies and procedures to the requesting client.

The duty of care requires the Firm to monitor corporate actions and vote client proxies. This does not necessarily mean that a failure to vote every proxy would necessarily violate fiduciary obligations. Due to the nature of some of the holdings, how they are registered, and our strategies, there will be many times when refraining from voting a proxy will be in the client's best interest. This will mainly be when it is determined that the cost of voting a proxy exceeds the expected benefit to a client.

The Firm has engaged an independent international governance research and voting service provider to enable the firm to vote stock on portfolios managed for its clients. The Firm believes that the independent third party provider has the necessary resources, in-depth knowledge and expertise to vote in the best interests of our clients and thus enables the firm to meet this key objective of the policy. The Firm can override the guideline voting recommendation of the independent international governance provider where the Firm disagrees with the guideline voting recommendation.

The Firm shall obtain from the independent international governance research and voting service provider a notification of all pending proxy vote opportunities. The Custodian will provide all proxy voting requests to the independent international governance research and voting service provider who shall make and retain these on behalf of the fund. The independent international governance research and voting service provider will notify the Custodian of all actions in respect of voting on proxies.

The Firm will notify clients of how they may obtain a copy of how the Firm voted free of charge and will provide a contact for that purpose.

Conflict of Interests in respect of voting Proxies
When the Firm has, or may have, a conflict of interest between it and its clients, or between one client and another, it must pay due regard to the interests of each customer and manage the conflict of interest fairly.

Where a conflict arises, or may arise, the Firm must not knowingly advise, or deal in the exercise of discretion, in relation to that transaction unless it takes reasonable steps to ensure fair treatment for the client. The Firm’s client agreements make a formal disclosure that such conflicts could arise (i.e. non-exclusivity), and by doing so puts the customer on notice of the possibility. This keeps the Firm within the strict letter of the rules and principles, but it is an overriding policy of the Firm that all such conflicts should be brought to the attention of the Compliance Officer in order that they may be sure that the firm’s procedures are adequate.

If an investment decision is made for any client that departs from previous advice or recorded strategy for that client or which may result in an increased risk profile for the client's portfolio, the Firm must record the reasons behind the decision. If the reasons are the same for a number of clients or transactions, only one record needs to be made. These records must be made in writing and be kept in the relevant client files.

Post Advisory Group

Proxy and Corporate Action Voting Policy
Policy
Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open‐ended investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote proxies or act on other actions received in sufficient time prior to their deadlines as part of its discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.
When voting proxies or acting on corporate actions for clients, Post’s decisions will be made in the best interests of its clients overall. Post shall act in a prudent and diligent manner and make voting decisions which Post believes enhance the value of the assets of client accounts overall. With respect to ERISA accounts, plan beneficiaries and participants, voting will be in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder.
Purpose
The purpose of this Proxy and Corporate Action Voting Policy (the “Policy”) is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)‐6 under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) and ERISA.
Procedures
Post’s Operations Department is ultimately responsible for ensuring that proxies received by Post are voted in a timely manner and voted consistently across portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.
Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.
Record Keeping
In accordance with Rule 204‐2 under the Advisers Act and DOL Interpretive Bulletin 94‐2 issued under ERISA, Post will maintain for the time periods set forth in the Rule 204‐2 (i) this Policy, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records, and may rely on proxy statements and records of proxy votes cast by Post that are maintained with a third party such as a proxy voting service, provided that Post has obtained an undertaking from the third party to provide a copy of the documents promptly upon request); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.
Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204‐3 under the Advisers Act) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of this Policy by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of information required to be filed by such mutual funds on Form N‐PX.

Proxy and Corporate Action Voting Policy 2012

Post Advisory Group

Guidelines
Each proxy issue will be considered individually, and voted in a manner which Post believes enhances the value of client accounts overall. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements.
Post generally looks unfavorably upon:

▪	Issues regarding Board entrenchment and anti‐takeover measures such as the following:

▪	Proposals to stagger board members’ terms;

▪	Proposals to limit the ability of shareholders to call special meetings;

▪	Proposals to require super majority votes;

▪	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

▪	Proposals regarding “fair price” provisions;

▪	Proposals regarding “poison pill” provisions; and

▪	Permitting “green mail.”

▪	Providing cumulative voting rights.

Post generally looks favorably upon:

▪	Election of directors recommended by management, except if there is a proxy fight.

▪	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

▪	Date and place of annual meeting.

▪	Rotation of annual meeting place.

▪	Limitation on charitable contributions or fees paid to lawyers.

▪	Ratification of directors’ actions on routine matters since previous annual meeting.

▪	Confidential voting.

▪	Limiting directors’ liability.

Post assesses the following on a case by case basis:

▪	Proposals to:

▪	Pay directors solely in stock.

▪	Eliminate director mandatory retirement policy.

▪	Mandatory retirement age for directors.

▪	Rotate annual meeting location/date.

▪	Option and stock grants to management and directors.

▪	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

Proxy and Corporate Action Voting Policy 2012

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring

Background
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
Risks
In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.
Policy
The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures
The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
Institutional Shareholder Services
Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.
Voting Against ISS Recommendations
On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.
In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process (See Appendix XXXI).

[1] The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.
Conflicts of Interest
The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts
Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.
SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.
Fixed Income and Private Investments
Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.
Securities Lending
At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies
The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

2     In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).
Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).
External Managers
Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.
Proxy Voting Errors
In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.
Recordkeeping
The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•
Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•
The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•
The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.
Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.
Proxy voting records:

•
The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•
The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions
In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.
The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure
The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.
Responsibility
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

BAIRD ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

Investment Advisory Policies and Procedures

A.Proxy Voting

Baird, through certain of its departments and department units, exercises voting authority with respect to securities held by advisory clients that have executed advisory agreements with Baird and that have delegated proxy voting authority to Baird. Baird owes these clients duties of care and loyalty. Baird’s duty of loyalty requires Baird and its Portfolio Managers to vote the proxies in a manner consistent with the best interests of advisory clients.
The applicable department supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The Proxy Voting Committee is responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. Baird utilizes a proxy services firm (currently Institutional Shareholder Services (“ISS”)) to analyze corporate proxy materials and to make independent voting recommendations.
There may be instances where Baird’s interests conflict, or appear to conflict, with advisory client interests. For example, Baird (or a Baird affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. Or, for example, Baird (or Baird’s senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.
Baird’s duty is to vote proxies in the best interests of advisory clients. Therefore, in situations where there is a conflict of interest, Baird will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the advisory client or to a fiduciary of the advisory client for voting purposes;

3.	Suggest that the advisory client engage another party to determine how the proxy should be voted; or

4.	Disclose the conflict to the advisory client and obtain the advisory client’s direction to vote the proxies.

The applicable department or department unit will maintain the following records with respect to proxy voting:

•	a copy of the proxy voting policies and procedures;

•	a copy of all proxy statements received (Baird may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a advisory client (Baird may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by Baird that was material to making a voting decision or that memorializes the basis for that decision; and

•
a copy of each written advisory client request for information on how Baird voted proxies on the advisory client’s behalf, and a copy of any written response to any advisory client request (written or oral) for information on how proxies were voted on behalf of the requesting advisory client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.
Baird will annually disclose to advisory clients how they can obtain information from their Portfolio Manager regarding how advisory client account securities were voted. At the same time, Baird will provide a summary of these proxy voting policies and procedures to advisory clients, and, upon request, will provide them with a copy of the policies and procedures.
Baird Portfolio Managers will typically vote shares in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the Portfolio Managers. For that reason, there may be instances where a Portfolio Manager may not vote the advisory client’s shares in accordance with ISS recommendations. All proxies by an issuer will typically be voted in the same manner for all advisory clients, unless there is a conflict of interest or advisory client guidelines dictate otherwise. In the event a Portfolio Manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Proxy Voting Committee. The decision on the issue will be made by the Committees and communicated to the Portfolio Managers to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.
In addition, Asset Management associates and other Baird associates who provide services to the Baird Funds should note that they are also subject to a separate Proxy Voting Policies and Procedures adopted by the Baird Funds.

Baird Funds Manual

BAIRD ADVISORS

PROXY VOTING POLICIES AND PROCEDURES
Revised Effective May 17, 2012
The Baird Advisors department of Robert W. Baird & Co. Incorporated (the “Advisor”) exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a “Fund” and collectively the “Funds”) and our private account clients that have delegated proxy voting authority to Baird Advisors. We owe these clients duties of care and loyalty. Our duty of care requires us to monitor corporate events and to vote the proxies. Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.
I. SUPERVISION OF POLICY
The Baird Advisors compliance supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The Baird Advisors portfolio managers are responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. We utilize Institutional Shareholder Services (“ISS”) to make recommendations as to how to vote proxies. A proxy voting committee (the “Committee”) that includes members from Baird Investment Management, Baird Advisors, and the Legal and Compliance departments of the Advisor, is responsible for considering challenges made by Baird Advisors portfolio managers to the recommendations of ISS and addressing material conflicts between the interests of the Advisor and those of the Funds and other Baird Advisors clients.
II. CONFLICTS OF INTEREST
There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. We generally believe a material conflict exists if Baird Advisors (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give Baird Advisors an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company. The Committee may also determine if a material conflict of interest exists for other reasons.
Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted;

4.
Ask the Committee to determine the nature and materiality of the conflict and vote the proxy in a manner the Committee believes is in the best interests of the client (or, in the case of a Fund, the Fund’s shareholders) without consideration of any benefit to the Advisor or its affiliates; or

5.	Disclose the conflict to the client or, with respect to the Funds, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.
III. RECORDKEEPING
We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Advisor may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision; and

•
a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisors Act of 1940.
IV. DISCLOSURE TO CLIENTS
We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.
V. PROXY VOTING GUIDELINES
Portfolio managers will typically vote in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS recommendations are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers. ISS often applies its recommendations without an in-depth understanding of the companies and their performance. For that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise. In the event the portfolio manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee. The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

BAIRD INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Revised Effective May 17, 2012
The Baird Investment Management department (“BIM”) of Robert W. Baird & Co. Incorporated (the “Advisor”) exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a “Fund” and collectively the “Funds”) and our private account clients that have delegated proxy voting authority to BIM. We owe these clients duties of care and loyalty. Our duty of care requires us to monitor corporate events and to vote the proxies. Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.
I. SUPERVISION OF POLICY
The BIM compliance supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The BIM portfolio managers are responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. We utilize Institutional Shareholder Services (“ISS”) to make recommendations as to how to vote proxies. A proxy voting committee (the “Committee”) that includes members from BIM, Baird Advisors, and the Legal and Compliance departments of the Advisor, is responsible for considering challenges made by BIM portfolio managers to the recommendations of ISS and addressing material conflicts between the interests of the Advisor and those of the Funds and other BIM clients.
II. CONFLICTS OF INTEREST
There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. We generally believe a material conflict exists if BIM (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give BIM an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company. The Committee may also determine if a material conflict of interest exists for other reasons.
Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted;

4.
Ask the Committee to determine the nature and materiality of the conflict and vote the proxy in a manner the Committee believes is in the best interests of the client (or, in the case of a Fund, the Fund’s shareholders) without consideration of any benefit to the Advisor or its affiliates; or

5.	Disclose the conflict to the client or, with respect to the Funds, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.
III. RECORDKEEPING
We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Advisor may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision; and

•
a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisors Act of 1940.
IV. DISCLOSURE TO CLIENTS
We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.
V. PROXY VOTING GUIDELINES
Portfolio managers will typically vote shares in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers. ISS often applies its recommendations to companies without an in-depth understanding of the companies and their performance. For that reason, there may be instances where we may not vote the client’s shares in strict accordance with these recommendations. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise. In the event the portfolio manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee. The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

SAWGRASS
Asset Management, L.L.C.

Proxy Voting Policy
Rev. August 2013

PROXY VOTING

20.1    Statement

Unless otherwise specified in client agreements, Sawgrass Asset Management, LLC has a fiduciary responsibility for voting proxies for companies whose securities are owned in client portfolios. Proxy voting policies are to be formulated to assure that proxy votes are cast in the best interest of clients. Sawgrass Asset Management, LLC recognizes the unique nature of voting proxies on behalf of Taft-Hartley or union plans and has formulated proxy voting policies to assure that votes are cast in the best interest of plan participants. To assist Sawgrass Asset Management, LLC in formulating and implementing an objective rules based policy framework for voting proxies, Sawgrass Asset Management, LLC may engage outside third party vendors. Exhibits #13 and #14 provide summaries of these policies and describe actions taken by Sawgrass Asset Management, LLC to identify and mitigate potential conflicts of interest.

At their inception, all new clients are to be provided a summary of Sawgrass Asset Management, LLC voting guidelines.

20.2    Conflict of Interest Disclosure

The Chief Compliance Officer (CCO) has overall responsibility for the implementation and monitoring of Sawgrass Asset Management’s Proxy Voting Policy, practices, disclosures and record keeping. The policies as described in this section are designed to assure that proxies are voted in the best interests of shareholders or fund participants. The CCO in concert with the portfolio manager will identify any potential conflicts of interests that could arise as a result of a business relationships that Sawgrass Asset Management or any of its employees may have with the issuer. In the event of a material conflict of interest, the CCO would determine the appropriateness of disclosing such conflict to client and offering to allow client to vote the proxies themselves or confirming that such proxies are voted according to pre-set rules and other objective criteria as my be recommended by a third party voting recommendation. In all cases, the interests of clients will take precedence of those of Sawgrass Asset Management and its staff. Potential areas of conflict could include, but are not limited to the following:

•	Sawgrass Asset Management acting in the capacity as investment manager either for a company soliciting proxy votes or an employee benefit plan that it sponsors.

•	Sawgrass Asset Management having a material business relationship with a company seeking proxy votes.

•	Sawgrass Asset Management actively seeking investment management business from a prospective client which is soliciting proxy votes.

It is the opinion of Sawgrass Asset Management’s CCO that conflicts of interest have been mitigated by the establishment of objective guidelines governing the voting of proxy shares and by the engagement of an outside third party organization to assist in the implementation of these guidelines.

SPECTRUM ASSET MANAGEMENT, INC.

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).  While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

•	That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.

•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

•	That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.

•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).

•	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.	Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B.	Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against RiskMetrics Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the following three categories.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.  This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:

•
Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent).  For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•
Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•
Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•
Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.

•
Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.
Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.  For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000.  Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.
Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I:  Routine Administrative Items

Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature.  We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.  Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors

2.	increasing the authorized number of common shares

3.	election of unopposed directors

CATEGORY II:  Special Interest Issues

Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact

Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.
Classification of Board of Directors.   Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year.  Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms.  Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.  In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.
Cumulative Voting of Directors.  Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard.  The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors.  Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders.  Outside shareholder involvement can encourage management to maximize share value.  We generally support cumulative voting of directors.

3.
Prevention of Greenmail.  These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.  By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.  Shareholders are left with an asset-depleted and often less competitive company.  We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual.  We are opposed to greenmail and will support greenmail prevention proposals.

4.
Supermajority Provisions.  These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.  These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger.  In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.
Defensive Strategies.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

6.
Business Combinations or Restructuring.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy

Report for Proxy Vote(s) Against RiskMetrics Recommendation(s)

This form should be completed in instances in which SAMI Portfolio Manager(s) decide to vote against RiskMetrics recommendations.

1. Security Name / Symbol:

2. Issue up for vote:

3. Summary of RiskMetrics recommendation (see attached full RiskMetrics recommendation:

4. Reasons for voting against RiskMetrics recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No

Name of individual contacted:
Date:

7. Contacted other SAMI portfolio managers who have position in same security:

Yes / No
Name of individual contacted:
Date:

8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:

Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

Appendix E

STONE HARBOR INVESTMENT PARTNERS LP
PROXY VOTING POLICIES AND PROCEDURES

A.	STATEMENT OF POLICY

Stone Harbor Investment Partners LP (“Stone Harbor”) votes proxies for each client that has specifically authorized Stone Harbor to vote them in the investment management contract or otherwise, and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on Stone Harbor by the Investment Advisers Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder.

B.	GENERAL PRINCIPLES

In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment, and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

C.	PROCEDURES

1.
Account Set-up and Review: For new clients, the General Counsel will inform the Operations team as to whether the client retained the responsibility to vote proxies or delegated that responsibility to Stone Harbor. Designated personnel within Operations will ensure that the account is set-up to vote proxies with the appropriate custodian and systems.

2.
Securities Lending: Stone Harbor does not generally have the authority to lend securities on behalf of its clients. For those clients for which Stone Harbor does have such authority, Stone Harbor has decided not to engage in securities lending. Stone Harbor will monitor upcoming proxy meetings and call back securities, if applicable, in anticipation of an important vote to be taken among holders of such securities. In determining whether to call back securities, the relevant portfolio manager(s) will consider whether the request that the client benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

3.	Voting Proxies. Stone Harbor will generally vote proxies according to the policies described below, subject to consideration of overrides and material conflicts.

D.	VOTING POLICY GUIDELINES

Stone Harbor generally follows the guidelines listed below. If deemed to be in the best interests of a client, the portfolio manager may override the guidelines listed below. The Compliance Committee reviews all overrides.

1.	Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2.Board of Directors
Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Open Access (shareholder resolution)
Vote CASE-BY-CASE, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on contested elections of directors, considering factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE, depending on the reasonableness of the basis of the solicitation.

5.Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

1It is intended for financing purposes, with minimal or no dilution to current shareholders; or
2It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation
Vote AGAINST a plan if the cost exceeds a reasonable level.

Vote FOR a plan if the cost is reasonable, unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•
There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options
Vote CASE-BY-CASE on management proposals seeking approval to reprice options, giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans
Vote CASE-BY-CASE on employee stock purchase plans.
Vote FOR employee stock purchase plans where all of the following apply:

3Purchase price is at least 85 percent of fair market value;
4Offering period is 27 months or less, and
5Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•
Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

D.	CONFLICTS OF INTEREST

In furtherance of Stone Harbor’s goal to vote proxies in the best interests of clients, Stone Harbor will seek to identify and address material conflicts of interest that may arise between Stone Harbor and its clients before voting proxies on behalf of such clients. All Stone Harbor employees must play an important role in helping our organization identify potential conflicts of interest that could impact Stone Harbor’s proxy voting. Stone Harbor employees need to (i) be aware of the potential for conflicts of interest on the part of Stone Harbor in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of Stone Harbor’s business; and (ii) bring conflicts of interest of which they become aware to the attention of Stone Harbor Legal/Compliance.

Potential conflicts of interest may exist in situations where Stone Harbor is called to vote on a proxy proposal regarding the issuer where Stone Harbor or an affiliate also:

•	Manages the issuer’s pension plan

•	Manages money for the proponent

Additional conflicts may exist if AN EXECUTIVE OF Stone Harbor or an affiliate is a close relative of, or has a business relationship with:

•	An executive of the issuer or proponent

•	A director of the issuer or proponent

•	A person who is a candidate to be a director of the issuer

•	A proponent of the proxy proposal

If Stone Harbor determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Compliance Committee will address such matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, Stone Harbor will vote in accordance with such policies; and

2.
If the proxy proposal is (i) not addressed by the specific policies or (ii) requires a case-by-case determination by Stone Harbor, the vote will be referred to the Compliance Committee. The Compliance Committee will review the potential conflict and determine how to vote the proxy in the best interest of the client. The Compliance Committee will memorialize the rationale of such vote in writing.

E.	COMPOSITION OF THE COMPLIANCE COMMITTEE

The Compliance Committee consists of the following voting members:

•	Chief Investment Officer

•	Chief Executive Officer

•	General Counsel

•	Chief Compliance Officer

•	Chief Financial Officer

Each of the Committee members may appoint a supervised delegate to attend a Committee meeting in the event that the member is unable to attend. A minimum of three voting members is required for a quorum and the affirmative votes of a majority of those present are required for decisions.

F.	RECORD KEEPING AND OVERSIGHT

Stone Harbor’s Operations team shall maintain or have available the following records relating to proxy voting:

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote:

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Stone Harbor that were material to a proxy voting decision or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how Stone Harbor voted proxies on behalf of the client or a client request for a copy of Stone Harbor’s Proxy Voting Policies and Procedures, and a copy of any such written response by Stone Harbor to any (written or oral) client request for information on how Stone Harbor voted proxies on behalf of the requesting client.

Such records will be maintained for a period of at least five years, the most two recent years in a readily accessible place.

Legal/Compliance will periodically review proxy votes, related records and processes to help ensure that proxies are being voted appropriately. The Compliance Committee will review at least annually the proxy voting guidelines, process and any portfolio manager overrides.

G.	INFORMATION REQUESTS

Clients may obtain information about how Stone Harbor voted with respect to their securities, as well as a copy of Stone Harbor’s Proxy Voting Policies and Procedures, by contacting their relationship manager.

March 2011

T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

•Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

•
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.
•
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of an investing T. Rowe Price fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the TRP Reserve Investment Funds).

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

TRP 2014 Proxy Voting Policies and Procedures.doc
Updated: February 2014
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TORTOISE CAPITAL ADVISORS, L.L.C.
PROXY VOTING POLICIES AND PROCEDURES

1.	Introduction
Unless a client is a registered investment company under the Investment Company Act of 1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing, the Adviser does not vote proxy materials for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.
In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting. If there are any differences between these policies and procedures and the proxy voting policies and procedures adopted by a registered investment company client, the policies and procedures of the registered investment company client will supersede these policies and procedures.

2.	General

a.
Because of the unique nature of the Master Limited Partnerships (“MLPs”), the Adviser shall evaluate each proxy of an MLP on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.

b.
In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed

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appropriate, on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders.

c.
The Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee as listed on Exhibit A hereto (the “Designated Managing Director”), is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

d.
The Investment Committee of the Adviser, or the Designated Managing Director, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

e.
All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or the Designated Managing Director, and shall be executed by a the Designated Managing Director or another portfolio team Managing Director of the Adviser or, if the proxy may be voted electronically, electronically voted by any such Managing Director of the Adviser or his designee, including any of the individuals listed on Exhibit A hereto. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Conflicts of Interest
The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the members of the Investment Committee of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

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•	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.
This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Chief Compliance Officer.
If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4.	Recordkeeping
The Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, is responsible for maintaining the following records:

•	proxy voting policies and procedures;

•
proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast and abstentions; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

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Exhibit A

Managing Director of the Adviser Designated by Investment Committee
Zach Hamel

Designees for Electronic Voting of Proxies
Zach Hamel
Rob Thummel
Matt Sallee
James Mick
Braden Cielocha
Nick Holmes
Brett Castelli
Brea Schmidt

Exhibit A amended as of May 28, 2014

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Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policy and Procedures

Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:

a)
Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)	Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and

c)	Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.
Policy
The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.
The firm has created a proxy voting guideline (the “Guideline”) (see Exhibit N) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy.
Conflicts of Interest
The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm. The firm envisions only rare situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed. Notwithstanding, apparent or actual conflicts of interest may arise from time to time. In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)
A potential conflict may be resolved in either of the following manners:

•
If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or

•	The firm may follow the recommendations of RiskMetrics, an independent third party, as to how the proxy should be voted.
Limitations
There may be circumstances or situations that may preclude or limit the manner in which proxies are voted. This may include but is not limited to:

•	Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons

•	International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so

•	New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material

•	Unsupervised Securities – where the firm does not have a basis on which to offer advice

•
Unjustifiable Costs – where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. total client holdings less than 10,000 shares and not held by a mutual fund; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall, in appropriate cases, weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.

•	Securities out on loan

•
ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

Guideline Formulation
The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers. This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”. A proxy voting guideline has been developed, (see Exhibit N), to reflect how we believe a vote should normally be cast in order to support the best interest of our clients. The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration. However, it should be acknowledged that a

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)
“blanket voting approach” cannot be applied to many recurring and common issues. The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest.
The guideline is the work product of the firm’s investment committee who has the responsibility to determine how proxy issues should be voted to promote the interest of our clients. The investment committee draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm (RiskMetrics), internal research, published information on corporate governance and experience.
Disclosure to Clients
The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.” The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client. In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.
Procedures
The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:
Oversight
The Compliance department will be responsible for the administration and oversight of the proxy voting process. The Compliance department will also:

1.	Review and update the firm’s policies and procedures as necessary.

2.	Coordinate the review and update of the firm’s proxy voting guidelines by the investment committee or its designee.

3.	Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.
The Compliance Individual (CI) and Proxy Administrator (PA) will oversee the use of RiskMetrics, an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)

Account Setup

1.	New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist.

2.
At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities.

3.	The PA will arrange for client proxy material to be forwarded to RiskMetrics for voting.
Securities Lending
In many cases Vaughan Nelson’s clients participate in securities lending programs whereby the legal right to vote a proxy is transferred to the borrower as a result of lending process. From time to time, circumstances may arise where Vaughan Nelson desires to vote shares in an upcoming proxy (i.e. acquisition, contested election, etc.). In these cases, Vaughan Nelson, if the record date has not passed, will request the client to ‘recall’ the security in question from loan until the proxy record date in order for the client (and thereby Vaughan Nelson) to be the holder of record in order to cast the proxy vote.
Voting Process

1.	The PA uploads a file each day (on a settlement date basis) detailing all the securities held on behalf of our clients for which we own more than 10,000 shares to RiskMetrics.

2.	RiskMetrics is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.	Through web access and the RiskMetrics software the PA is able to determine for each security its record date, meeting date and whether RiskMetrics has completed proxy research on the security.

4.	The PA will download the RiskMetrics proxy research for each security along with a copy of the voting form and forward the package to the CI.

5.
The CI will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue. The results of this determination will be documented and initialed on the proxy voting form.

6.	The CI will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

a)	If all issues were able to be voted within the Guideline the package will be returned to the PA for online voting.

b)	If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager. The manager will review the information.

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Proxy Voting Policies and Procedures (cont’d.)

c)
within the package and any other necessary information in order to formulate the vote to be cast. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and the manager will sign off as to having voted those issues. The package will then be returned to the PA for voting.

d)
As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or

2) as indicated by the independent third-party research firm, RiskMetrics. By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest. An indication that this was the approach taken to vote the issue will be made and signed off on by the Compliance Officer. The package will then be returned to the PA for voting.

7.
Through the software interface with RiskMetrics the PA will indicate, review and submit our vote on individual securities. The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.	RiskMetrics will then process the vote with the issuer on behalf of the firm.
Recordkeeping
The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.	A copy of the proxy voting policies and procedures – CI

2.	Client acknowledgement indicating the client’s election to retain proxy voting responsibilities -- PA

3.	Proxy statements received on client securities – PA, RiskMetrics, Edgar

4.	Record of vote cast for each client – RiskMetrics, PA

5.	Internal voting package and any document created that was material to the decision or to a departure from the Guideline – PA

6.	Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records – PA, CI

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

Exhibit N – VNIM Proxy Voting Guideline

Memorandum

DATE:	March 23, 2011

TO:	All Portfolio Managers

FROM:	Richard Faig

RE:	Updated Summary of Proxy Voting Guidelines

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

		Vote with Mgmt.	Vote For	Vote Against	Discuss with Mgr.
Directors
•	Voting on director nominees in uncontested elections	x
•	Chairman and CEO can be the same person	x
•	Majority of directors must be independent	x
•	Minimum stock ownership requirements	x
•	Term of office	x
•	D&O indemnification and liability protection	x
•	Director nominees in contested elections				x
•	Reimburse dissident proxy solicitation expenses				x
Ratifying Auditors			x

Charitable Contributions - proposals to limit				x

Proxy Contest Defenses
•	Efforts to further the annual election of directors		x
•	Efforts that allow director removal w/ or w/o cause	x
•	Efforts that allow director removal w/ or w/o cause		x
•	Efforts to permit cumulative voting		x
•	Efforts to allow shareholders to call special meetings		x
•	Efforts to allow shareholder action by written consent		x
•	Fixed size of Board		x

Tender Offer Defenses
•	Poison Pills			x
•	Fair Price Provisions - no more than simple majority req'd.	x
•	Anti-Greenmail		x
•	Anti-Greenmail bundled with other provisions				x
•	Pale Greenmail with restructuring				x
•	Dual class exchange offers or recapitalizations			x
•	Supermajority Vote Requirement to amend Charter or Bylaws			x
•	Supermajority Vote Requirement to approve mergers			x
•	Shareholder approval of preferred issues other than general		x
Confidential Voting			x

Significant Shareholder Access to Management Proxy Material			x

Shareholder Advisory Committees				x

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

		Vote with Mgmt.	Vote For	Vote Against	Discuss with Mgr.

Capital Structure
•	Increase common stock authorized				x
•	Increase common stock authorized more than 100%				x
•	Splits and reverse splits		x
•	Blank Check Preferred stock not used for defense		x
•	New class of Unspecified Preferred Stock			x
•	Increase in authorized Blank Check Preferred				x
•	Reduce Par Value of stock		x
•	Shareholder proposals for Preemptive Rights				x
•	Debt Restructurings				x
•	Open market share repurchases		x

Executive and Director Compensation (Generally vote with management; review with manager if management and RMG split.)
•	Additional disclosure of compensation	x
•	Limitations on executive and director compensation	x
•	Golden Parachutes require shareholder ratification		x
•	Non-binding shareholder ratification of executive				x
officer compensation
•	Advisory vote on say-on-pay frequency				x
•	Approval of extraordinary transaction executive compensation				x
•	ESOPs implementation or increase require shareholder		x
•	401(k) Plans		x
•	Stock Incentive / Compensation plan origination or	x

Efforts to Include the Cost of Stock Options in Expenses			x

State of Incorporation
•	Opt in state takeover statutes		x
•	Opt out state takeover statutes			x
•	Change state of incorporation				x

Mergers and Restructurings
•	Mergers and acquisitions				x
•	Restructurings				x
•	Spin-offs				x

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual
September 2011

		Vote with Mgmt.	Vote For	Vote Against	Discuss with Mgr.
•	Asset Sales				x
•	Liquidations				x
•	Shareholder Appraisal Rights (right to require an appraisal)		x
•	Change in corporate name		x
Open-ended approval of “Other Business Coming Before the Meeting				x

Mutual Fund Proxies - (Generally vote for except on changes to Fundamental Investment Restrictions or proposals to hire/fire Managers, which should be discussed

Social and Environmental Issues (vote for additional disclosures)

•	Energy and Environment	x
•	Conducting business in politically sensitive regions	x
•	Military issues	x
•	Maquiladora and international operating standards	x
•	EEOC	x
•	Animal rights	x
•	Product integrity and marketing	x
•	Human resource issues	x
•	Sustainability reporting	x

W. H. Reaves & Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

1.	BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of W. H. Reaves & Company, Inc. (“WHR”) ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•
The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

•
In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR’s Compliance Department.

2.	PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.	Specific Voting Policies

1.	Routine Items:

•	The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

•	The Adviser will generally vote for the selection of independent auditors.

•	The Adviser will generally vote for increases in or reclassification of common stock.

•	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

•	The Adviser will generally vote for changes in the board of directors.

•	The Adviser will generally vote for outside director compensation.

•	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

•	The Adviser will generally vote for proposals that increase shareholder value

•	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

•	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders

2.	Non-Routine and Conflict of Interest Items:

•	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

•	The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers

•	The Adviser will generally vote against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

•	any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•
any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.	PROXY VOTING PROCEDURES

A.
The Account Representative or the Portfolio Manager the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.	All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log.

C.
Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D.
Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.
If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

•	the proposal to be voted upon;

•	the actual or potential conflict of interest involved;

•	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

•
engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

•
cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

•	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.
The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.	In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

•
A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•
A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A record memorializing the basis for the vote cast;

•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

•
A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.	Periodically, but no less than annually, the Adviser will:

1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.
Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5.	Maintain an internal list of Interested Persons.

Proxies and Class Action Lawsuits

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will not take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client’s request, offer clients advice regarding corporate actions

WESTWOOD MANAGEMENT CORPORATION
POLICIES AND PROCEDURES FOR PROXY VOTING

Policy

Westwood has engaged Broadridge for proxy voting services and Glass Lewis for proxy research for our clients. Broadridge is a leading provider to the global financial industry for full-service proxy support. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, we agree with the recommendations of Glass Lewis, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it in the best interest of our clients.

Procedures

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

William Blair

2013 U.S. Proxy
Voting Guidelines
Concise Summary

(Digest of Selected Key Guidelines)

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2013 proxy voting guidelines can be found at http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

1 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1.	Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

2 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

3 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness
Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

4 | 2013 U.S. Proxy Voting Guidelines Concise Summary

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence
Attendance at Board and Committee Meetings:

4.1.
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 | 2013 U.S. Proxy Voting Guidelines Concise Summary

4.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:
Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.
Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

o	The maximum proportion of directors that shareholders may nominate each year; and

o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
Proxy Contests—Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

6 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Shareholder Rights & Defenses
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management's response to, previous shareholder proposals.

7 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.
CAPITAL/RESTRUCTURING
Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure
Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

8 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

9 | 2013 U.S. Proxy Voting Guidelines Concise Summary

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

10 | 2013 U.S. Proxy Voting Guidelines Concise Summary

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

o	Magnitude of pay misalignment;

o	Contribution of non-performance-based equity grants to overall pay; and

o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

11 | 2013 U.S. Proxy Voting Guidelines Concise Summary

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company's peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

•	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

12 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Options Backdating
The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

◦	The company's response, including:

▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪	Specific actions taken to address the issues that contributed to the low level of support;

▪	Other recent compensation actions taken by the company;

◦	Whether the issues raised are recurring or isolated;

◦	The company's ownership structure; and

◦	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.
Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

13 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.
Social/Environmental Issues

Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.
Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

14 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Political Spending & Lobbying Activities
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.
Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.
All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

15 | 2013 U.S. Proxy Voting Guidelines Concise Summary

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

16 | 2013 U.S. Proxy Voting Guidelines Concise Summary

PART C. OTHER INFORMATION
Item 28. Exhibits.

(a)	(1)	Articles of Amendment and Restatement dated 05/15/2012 – Filed as Ex-99(a)(1)a on 06/13/2012 (Accession No. 0001144204-12-034634)

	(2)	Articles Supplementary dated 11/26/2012 – Filed as Ex-99(a)(2) on 12/13/2012 (Accession No. 0001144204-12-067870)

	(3)	Articles Supplementary dated 02/06/2013 – Filed as Ex-99(a)(3) on 02/28/2013 (Accession No. 0000898745-13-000071)

	(4)	Articles of Amendment dated 03/01/2013 – Filed as Ex-99(a)(4) on 07/19/2013 (Accession No. 0000898745-13-000596)

	(5)	Articles Supplementary dated 05/29/2013 – Filed as Ex-99(a)(5) on 07/19/2013 (Accession No. 0000898745-13-000596)

	(6)	Articles Supplementary dated 09/04/2013 – Filed as Ex-99(a)(6) on 09/27/2013 (Accession No. 0000898745-13-000708)

	(7)	Articles Supplementary dated 11/18/2013 – Filed as Ex-99(a)(1) on 12/27/2013 (Accession No. 0000898745-13-000816)

	(8)	Articles Supplementary dated 04/14/2014 – Filed as Ex-99(a)(8) on 05/29/2014 (Accession No. 0000898745-14-000592)

	(9)	Articles Supplementary dated 06/19/2014 – Filed as Ex-99(a)(9) on 08/28/2014 (Accession No. 0000898745-14-000787)

	(10)	Articles Supplementary dated 07/16/2014 – Filed as Ex-99(a)(10) on 08/28/2014 (Accession No. 0000898745-14-000787)

	(11)	Articles Supplementary dated 10/14/2014 – Filed as Ex-99(a)(11) on 10/15/2014 (Accession No. 0000898745-14-000996)

	(12)	Articles Supplementary dated 12/30/2014 – Filed as Ex-99(a)(12) on 01/09/2015 (Accession No. 0000898745-15-000018)

(b)	By-laws effective 12/31/2014 – Filed as Ex-99(b) on 01/09/2015 (Accession No. 0000898745-15-000018)

(c)	These have been previously filed as noted in response to Items 28(a) and 28(b).

(d)	(1)	a.	Amended and Restated Management Agreement dated December 30, 2014 *

		b.	Amended and Restated Management Agreement dated January 23, 2015 *

	(2)	a.	AllianceBernstein Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(5)d on 03/16/2010 (Accession No. 0000898745-10-000157)

		b.	American Century Amended & Restated Sub-Advisory Agreement dated 03/08/2010 – Filed as Ex-99(d)(2)d on 05/04/2010 (Accession No. 0000898745-10-000277)

		c.	AQR Capital Management, LLC/CNH Partners, LLC Sub-Advisory Agreement dated 10/24/2011 – Filed as Ex-99(d)(4)a on 12/30/2011 (Accession No. 0001144204-11-072069)

		d.	Barrow, Hanley, Mewhinney & Strauss, LLC Amended and Restated Sub-Advisory Agreement dated 12/19/2011 – Filed as Ex-99(d)(6)a on 02/28/2012 (Accession No. 0001144204-12-011673)

		e.	BlackRock Financial Management, Inc. Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(6)b on 03/16/2010 (Accession No. 0000898745-10-000157)

		f.	Brookfield Investment Management Corporation Sub-Advisory Agreement dated 02/03/2012 – Filed as Ex-99(d)(8)a on 02/28/2012 (Accession No. 0001144204-12-011673)

g.	Brown Investment Advisory Incorporated Sub-Advisory Agreement dated 09/14/2010 – Filed as Ex-99(d)(2)g on 12/13/2012 (Accession No. 0001144204-12-067870)

h.	Causeway Capital Management LLC Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(8)b on 03/16/2010 (Accession No. 0000898745-10-000157)

i.	ClearBridge Advisors, LLC Sub-Advisory Agreement dated 10/01/2009 – Filed as Ex-99(d)(9)a on 12/18/2009 (Accession No. 0000898745-09-000546)

j.	Cliffwater Amended and Restated Sub-Advisory Consulting Agreement dated 11/01/2014 – Filed as Ex-99(d)(2)j on 11/24/2014 (Accession No. 0000898745-14-001065)

k.	Colonial First State Asset Management (Australia) Limited Sub-Advisory Agreement dated 11/06/2013 – Filed as Ex-99(d)(2)k on 12/27/2013 (Accession No. 0000898745-13-000816)

l.	Columbus Circle Investors Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(10)e on 03/16/2010 (Accession No. 0000898745-10-000157)

m.	Credit Suisse Sub-Advisory Agreement dated 03/16/2010 – Filed as Ex-99(d)(11)a on 07/29/2010 (Accession No. 0000898745-10-000394)

n.	DDJ Capital Management, LLC Sub-Advisory Agreement dated 10/09/2012 – Filed as Ex-99(d)(2)m on 12/13/2012 (Accession No. 0001144204-12-067870)

o.	Dimensional Fund Advisors Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(11)b on 03/16/2010 (Accession No. 0000898745-10-000157)

p.	Edge Asset Management Sub-Advisory Agreement dated 06/06/2011 – Filed as Ex-99(d)(15)a on 06/13/2012 (Accession No. 0001144204-12-034634)

q.	Emerald Advisors, Inc. Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(13)b on 03/16/2010 (Accession No. 0000898745-10-000157)

r.	Finisterre Capital LLP Sub-Advisory Agreement dated 05/06/2013 – Filed as Ex-99(d)(2)q on 07/19/2013 (Accession No. 0000898745-13-000596)

s.	Goldman Sachs Asset Management, L.P. Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(15)f on 03/16/2010 (Accession No. 0000898745-10-000157)

t.	Graham Capital Management, L.P. Sub-Advisory Agreement dated 04/07/2014 – Filed as Ex-99(d)(2)t on 05/29/2014 (Accession No. 0000898745-14-000592)

u.	Guggenheim Partners Investment Management, LLC Amended & Restated Sub-Advisory Agreement dated 01/01/2015 *

v.	Jennison Sub-Advisory Agreement dated 03/16/2010 – Filed as Ex-99(d)(20)a on 07/29/2010 (Accession No. 0000898745-10-000394)

w.	JP Morgan Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(18)d on 03/16/2010 (Accession No. 0000898745-10-000157)

x.	Loomis, Sayles & Company, L.P. Sub-Advisory Agreement dated 10/24/2011 – Filed as Ex-99(d)(24)a on 12/30/2011 (Accession No. 0001144204-11-072069)

y.	Los Angeles Capital Management and Equity Research, Inc. Amended & Restated Sub-Advisory Agreement dated 10/24/2011 – Filed as Ex-99(d)(23)a on 12/30/2011 (Accession No. 0001144204-11-072069)

z.	Mellon Capital Amended & Restated Sub-Advisory Agreement dated 12/31/2009 – Filed as Ex-99(d)(21)e on 03/16/2010 (Accession No. 0000898745-10-000157)

aa.	Neuberger Berman Fixed Income LLC Amended & Restated Sub-Advisory Agreement dated 05/04/2009 – Filed as Ex-99(d)(18)b on 10/07/2009 (Accession No. 0000898745-09-000489)

bb.	Origin Asset Management LLP Amended & Restated Sub-Advisory Agreement dated 01/23/2015 *

cc.	Pictet Asset Management SA Sub-Advisory Agreement dated 01/09/2014 – Filed as Ex-99(d)(2)ee on 02/27/2014 (Accession No. 0000898745-14-000071)

dd.	Post Advisory Group, LLC Sub-Advisory Agreement dated 01/11/2013 – Filed as Ex-99-(d)(3)dd on 02/28/2013 (Accession No. 0000898745-13-000071)

ee.	Principal Global Investors, LLC Amended & Restated Sub-Advisory Agreement dated 11/01/2014 – Filed as Ex-99(d)(2)hh on 11/24/2014 (Accession No. 0000898745-14-001065)

ff.	Principal Real Estate Investors, LLC Amended & Restated Sub-Advisory Agreement dated 12/31/2014 – Filed as Ex-99(d)(2)hh on 01/09/2015 (Accession No. 0000898745-15-000018)

gg.	Robert W. Baird & Co. Inc. Sub-Advisory Agreement dated 01/06/2014 – Filed as Ex-99(d)(2)jj on 02/27/2014 (Accession No. 0000898745-14-000071)

hh.	Sawgrass Asset Management LLC Sub-Advisory Agreement dated 12/30/2014 – Filed as Ex-99(d)(2)jj on 01/09/2015 (Accession No. 0000898745-15-000018)

ii.	Spectrum Asset Management, Inc. Amended & Restated Sub-Advisory Agreement dated 03/14/2014 – Filed as Ex-99(d)(2)nn on 03/28/2014 (Accession No. 0000898745-14-000513)

jj.	Stone Harbor Investment Partners LP Sub-Advisory Agreement dated 03/30/2012 – Filed as Ex-99(d)(36)a on 06/13/2012 (Accession No. 0001144204-12-034634)

kk.	Symphony Asset Management LLC Sub-Advisory Agreement dated 10/01/2014 – Filed as Ex-99(d)(2)mm on 12/29/2014 (Accession No. 000898745-14-001274)

ll.	T. Rowe Price Associates, Inc. Amended & Restated Sub-Advisory Agreement dated 04/01/2012 – Filed as Ex-99(d)(38)a on 06/13/2012 (Accession No. 0001144204-12-034634)

mm.	Tortoise Capital Advisors, LLC Amended & Restated Sub-Advisory Agreement dated 01/01/2013 – Filed as Ex-99(d)(3)oo on 02/28/2013 (Accession No. 0000898745-13-000071)

nn.	Vaughan Nelson Investment Management, LP Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(35)b on 03/16/2010 (Accession No. 0000898745-10-000157)

oo.	W. H. Reaves Amended & Restated Sub-Advisory Agreement dated 01/01/2014 – Filed as Ex-99(d)(2)tt on 02/27/2014 (Accession No. 0000898745-14-000071)

pp.	Wellington Management Sub-Advisory Agreement dated 10/24/2011 – Filed as Ex-99(d)(41) on 12/30/2011 (Accession No. 0001144204-11-072069)

qq.	Westwood Management Corporation Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99(d)(37)b on 03/16/2010 (Accession No. 0000898745-10-000157)

rr.	William Blair & Company L.L.C. Sub-Advisory Agreement dated 12/27/2013 – Filed as Ex-99(d)(2)ww on 02/27/2014 (Accession No. 0000898745-14-000071)

ss.	York Registered Holdings, L.P. Sub-Advisory Agreement dated 07/23/2013 – Filed as Ex-99(d)(2)ww on 10/31/2013 (Accession No. 0000898745-13-000729)

(e)	(1)
Amended & Restated Distribution Agreement for Class A, Class B, Class C, Class J, Class P, Class S, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class R-6 and Institutional Class Shares dated 09/10/2014 – Filed as Ex-99(e)(1) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(2)	a.
Form of Selling Agreement dated 09/26/2014 for Classes A, B, C, J, Institutional, P, R-1, R-2, R-3, R-4, R-5 and R-6 Class Shares – Filed as Ex-99(e)(2)d on 09/26/2014 (Accession No. 0000898745-14-000909)

		c.	Amendment to Selling Agreement for Class S – Filed as Ex-99(e)(2)c on 12/27/2013 (Accession No. 0000898745-13-000816)

(f)	N/A

(g)	Custody Agreement between The Bank of New York Mellon and Principal Funds, Inc. dated 11/11/2011 – Filed as Ex-99(g)(1) on 07/16/2012 (Accession No. 0001144204-12-039659)

(h)	(1)
Amended and Restated Transfer Agency Agreement for Class A, Class B, Class C, Class J, Class P, Class S, Institutional Class, Class R-6 and Plan Class Shares dated 09/10/2014 – Filed as Ex-99(h)(1) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(2)	Amended & Restated Shareholder Services Agreement dated 01/12/2007 – Filed as Ex-99(h)(2)h on 12/14/2007 (Accession No. 0000898745-07-000184)

	(3)	Investment Service Agreement dated 10/31/2002 – Filed as Ex-99(h)(3)c on 12/30/2002 (Accession No. 0001126871-02-000036)

	(4)	Amended & Restated Administrative Services Agreement dated 05/01/2010 – Filed as Ex-99(h)(5)a on 07/29/2010 (Accession No. 0000898745-10-000394)

	(5)	Amended & Restated Service Agreement dated 05/01/2010 – Filed as Ex-99(h)(6)a on 07/29/2010 (Accession No. 0000898745-10-000394)

	(6)	Amended & Restated Service Sub-Agreement dated 9/30/2005 – Filed as Ex-99(h)(7)g on 11/22/2005 (Accession No. 0000870786-05-000263)

	(7)	Principal Funds, Inc. – Contractual Fee Waiver Agreement (12b-1) dated 12/31/2014 *

	(8)	Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. Interfund Lending Agreement dated 06/12/2014 – Filed as Ex-99(h)(8) on 10/15/2014 (Accession No. 0000898745-14-000996)

	(9)	a.	Principal Funds, Inc. – Contractual Fee Limit/Waiver Agreement dated 12/31/2014 – Filed as Ex-99(h)(9)a on 01/09/2015 (Accession No. 0000898745-15-000018)

		b.	Form of Principal Funds, Inc. – Contractual Fee Limit/Waiver Agreement (addition of Inst'l Opp Muni) – Filed as Ex-99(h)(9)b on 01/09/2015 (Accession No. 0000898745-15-000018)

		c.	Form of Principal Funds, Inc. – Contractual Fee Limit/Waiver Agreement (addition of Inst'l Cal Muni) *

(i)	Legal Opinion *

(j)	(1)	Consent of Auditors *

	(2)	Rule 485(b) Opinion *

	(3)	Powers of Attorney – Filed as Ex-99(j)(3) on 12/29/2014 (Accession No. 000898745-14-001274)

(k)	N/A

(l)	(1)	Initial Capital Agreement dated 04/26/1993 – Filed as Ex-99(b)(13) on 04/12/1996 (Accession No. 0000898745-96-000012)

	(2)	Initial Capital Agreements dated 11/17/1997 – Filed as Ex-99(l)(2) and Ex-99(l)(3) on 09/22/2000 (Accession No. 0000898745-00-500024)

	(3)	Initial Capital Agreements – Filed as Ex-99(l)(4) through (l)(38) on 12/05/2000 (Accession No. 0000898745-00-000021)

	(4)	Initial Capital Agreement dated 12/30/2002 – Filed as Ex-99(l)(39) on 12/30/2002 (Accession No. 0001126871-02-000036)

	(5)	Initial Capital Agreements dated 12/29/2003 & 12/30/2003 – Filed as Ex-99(l)(40) and Ex-99(l)(41) on 02/26/2004 (Accession No. 0001127048-04-000033)

	(6)	Initial Capital Agreement dated 06/01/2004 – Filed as Ex-99(l)(42) on 07/27/2004 (Accession No. 0000870786-04-000163)

	(7)	Initial Capital Agreement dated 11/01/2004 – Filed as Ex-99(l)(43) on 12/13/2004 (Accession No. 0000870786-04-000242)

(8)	Initial Capital Agreement dated 12/29/2004 – Filed as Ex-99(l)(44) on 02/28/2005 (Accession No. 0000870786-05-000065)

(9)	Initial Capital Agreement dated 03/01/2005 – Filed as Ex-99(l)(45) on 05/16/2005 (Accession No. 0000870786-05-000194)

(10)	Initial Capital Agreement dated 06/28/2005 – Filed as Ex-99(l)(46) on 11/22/2005 (Accession No. 0000870786-05-000263)

(11)	Initial Capital Agreement dated 03/01/2006 – Filed as Ex-99(l)(47) on 10/20/2006 (Accession No. 0000898745-06-000160)

(12)	Initial Capital Agreement dated 01/10/2007 – Filed as Ex-99(l)(48) on 02/20/2008 (Accession No. 0000950137-08-002501)

(13)	Initial Capital Agreement dated 10/01/2007 and 02/29/2008 – Filed as Ex-99(l)(49) and Ex-99(l)(50) on 03/28/2008 (Accession No. 0000898745-08-000017)

(14)	Initial Capital Agreement dated 05/01/2008 – Filed as Ex-99(l)(51) on 07/17/2008 (Accession No. 0000009713-08-000060)

(15)	Initial Capital Agreement dated 09/30/2008 – Filed as Ex-99(l)(52) on 12/12/2008 (Accession No. 0000898745-08-000166)

(16)	Initial Capital Agreements dated 12/15/2008 – Filed as Ex-99(l)(53) on 12/31/2008 (Accession No. 0000898745-08-000184)

(17)	Initial Capital Agreements dated 03/02/2009 – Filed as Ex-99(l)(54) and Ex-99(l)(55) on 10/29/2010 (Accession No. 0000898745-10-000490)

(18)	Initial Capital Agreement dated 12/30/2009 – Filed as Ex-99(l)(56) on 10/29/2010 (Accession No. 0000898745-10-000490)

(19)	Initial Capital Agreement dated 03/01/2010 – Filed as Ex-99(l)(57) on 10/29/2010 (Accession No. 0000898745-10-000490)

(20)	Initial Capital Agreement dated 03/16/2010 – Filed as Ex-99(l)(58) on 10/29/2010 (Accession No. 0000898745-10-000490)

(21)	Initial Capital Agreement dated 07/12/2010 – Filed as Ex-99(l)(59) on 10/29/2010 (Accession No. 0000898745-10-000490)

(22)	Initial Capital Agreement dated 09/27/2010 – Filed as Ex-99(l)(60) on 01/06/2011 (Accession No. 0000898745-11-000010)

(23)	Initial Capital Agreement dated 12/29/2010 – Filed as Ex-99(l)(61) on 02/23/2011 (Accession No. 0000898745-11-000040)

(24)	Initial Capital Agreement dated 06/06/2011 – Filed as Ex-99(l)(62) on 10/12/2011 (Accession No. 0000898745-11-000711)

(25)	Initial Capital Agreement dated 10/24/2011 – Filed as Ex-99(l)(63) on 12/30/2011 (Accession No. 0001144204-11-072069)

(26)	Initial Capital Agreement dated 03/01/2012 – Filed as Ex-99(l)(64) on 06/13/2012 (Accession No. 0001144204-12-034634)

(27)	Initial Capital Agreements dated 06/14/2012 – Filed as Ex-99(l)(65) and Ex-99(l)(66) on 07/16/2012 (Accession No. 0001144204-12-039659)

(28)	Initial Capital Agreement dated 12/28/2012 – Filed as Ex-99(l)(67) on 02/28/2013 (Accession No. 0000898745-13-000071)

	(29)	Initial Capital Agreement dated 03/01/2013 – Filed as Ex-99(l)(68) on 05/07/2013 (Accession No. 0000898745-13-000459)

	(30)	Initial Capital Agreement dated 03/14/2014 (Capital Securities Fund) – Filed as Ex-99(l)(69) on 03/28/2014 (Accession No. 0000898745-14-000513)

	(31)	Initial Capital Agreement dated 09/30/2013 (Blue Chip and Global Opportunities) – Filed as Ex-99(l)(70) on 10/31/2013 (Accession No. 0000898745-13-000729)

	(32)	Initial Capital Agreement dated 12/30/2013 (Opportunistic Municipal) – Filed as Ex-99(l)(71) on 02/27/2014 (Accession No. 0000898745-14-000071)

	(33)	Initial Capital Agreement dated 06/03/2014 (share class additions) – Filed as Ex-99(l)(72) on 06/20/2014 (Accession No. 0000898745-14-000687)

	(34)	Initial Capital Agreement dated 06/11/2014 (International Small Company) – Filed as Ex-99(l)(73) on 06/20/2014 (Accession No. 0000898745-14-000687)

	(35)	Initial Capital Agreement dated 09/10/2014 (Explorer Funds) – Filed as Ex-99(l)(74) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(36)	Initial Capital Agreement dated 09/30/2014 (Principal LifeTime Hybrids - Instl) – Filed as Ex-99(l)(75) on 10/15/2014 (Accession No. 0000898745-14-000996)

	(37)	Initial Capital Agreement dated 11/25/2014 (Class R-6 - 6 Funds) – Filed as Ex-99(l)(37) on 12/29/2014 (Accession No. 000898745-14-001274)

	(38)	Initial Capital Agreements dated 12/31/2014 (Real Est Alloc and Real Est Debt Inc Funds, addition of Class R-6 to Div Real Asset and Institutional Class to Int'l Sm Co Funds) *

	(39)	Initial Capital Agreement dated 01/23/2015 (Origin Emerging Markets Fund) *

(m)	Rule 12b-1 Plan

	(1)	(a)	Class A Distribution Plan and Agreement dated 12/31/2014 *

		(b)	Class A Distribution Plan and Agreement dated 01/23/2015 *

	(2)	Class B Plan – Amended & Restated dated 12/14/2010 – Filed as Ex-99(m)(2)c on 07/11/2011 (Accession No. 0000898745-11-000480)

	(3)	Class C Distribution Plan and Agreement dated 09/30/2013 – Filed as Ex-99(m)(3)c on 10/31/2013 (Accession No. 0000898745-13-000729)

	(4)	Class J Plan – Amended & Restated dated 12/30/2013 – Filed as Ex-99(m)(4) on 02/27/2014 (Accession No. 0000898745-14-000071)

	(5)	Class R-1 Plan – Amended & Restated Distribution Plan and Agreement dated 03/01/2012 – Filed as Ex-99(m)(5)a on 05/11/2012 (Accession No. 0001144204-12-028046)

	(6)	Class R-2 Plan – Amended & Restated Distribution Plan and Agreement dated 03/01/2012 – Filed as Ex-99(m)(6)a on 05/11/2012 (Accession No. 0001144204-12-028046)

	(7)	a.	Class R-3 Plan – Amended & Restated Distribution Plan and Agreement dated 03/01/2012 – Filed as Ex-99(m)(7)a on 05/11/2012 (Accession No. 0001144204-12-028046)

		b.	Form of Class R-3 Plan – Amended & Restated Distribution Plan and Agreement dated _____________ – Filed as Ex-99(m)(7)b on 06/20/2014 (Accession No. 0000898745-14-000687)

	(8)	Class R-4 Plan – Amended & Restated Distribution Plan and Agreement dated 03/01/2012 – Filed as Ex-99(m)(8)a on 05/11/2012 (Accession No. 0001144204-12-028046)

(n)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 dated 09/10/2014 – Filed as Ex-99(n) on 09/26/2014 (Accession No. 0000898745-14-000909)

(o)	Reserved.

(p)	Code of Ethics
	(1)	Alliance Bernstein Code of Ethics dated 07/2014 – Filed as Ex-99(p)(1) on 11/24/2014 (Accession No. 0000898745-14-001065)

	(2)	American Century Investment Management Code of Ethics dated 2013 – Filed as Ex-99(p)(2) on 10/31/2013 (Accession No. 0000898745-13-000729)

	(3)	AQR Capital Management, LLC/CNH Partners, LLC Code of Ethics dated 09/13/2012 – Filed as Ex-99(p)(3) on 12/13/2012 (Accession No. 0001144204-12-067870)

	(4)	The Bank of New York Mellon Code of Ethics dated 02/10/2014 – Filed as Ex-99(p)(4) on 06/20/2014 (Accession No. 0000898745-14-000687)

	(5)	Barrow Hanley Code of Ethics dated 12/31/2011 – Filed as Ex-99(p)(5) on 02/28/2012 (Accession No. 0001144204-12-011673)

	(6)	BlackRock Code of Ethics dated 04/04/2014 – Filed as Ex-99(p)(6) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(7)	Brookfield Investment Management Inc./AMP Capital Brookfield (US) LLC Code of Ethics dated 08/20/13 – Filed as Ex-99(p)(7) on 12/27/2013 (Accession No. 0000898745-13-000816)

	(8)	Brown Investment Advisory Incorporated Code of Ethics dated 08/2011 – Filed as Ex-99(p)(7) on 12/30/2011 (Accession No. 0001144204-11-072069)

	(9)	Causeway Capital Management LLC Code of Ethics dated 07/01/2013 – Filed as Ex-99(p)(9) on 12/27/2013 (Accession No. 0000898745-13-000816)

	(10)	Clearbridge Advisors Code of Ethics dated 06/08/2010 – Filed as Ex-99(p)(8) on 10/29/2010 (Accession No. 0000898745-10-000490)

	(11)	Cliffwater LLC Code of Ethics dated 09/01/2014 – Filed as Ex-99(p)(11) on 11/24/2014 (Accession No. 0000898745-14-001065)

	(12)	Colonial First State Asset Management (Australia) Limited Code of Ethics dated 05/2014 – Filed as Ex-99(p)(12) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(13)	Columbus Circle Investors Code of Ethics dated 05/08/2014 – Filed as Ex-99(p)(13) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(14)	Credit Suisse Asset Management LLC Code of Ethics dated 05/19/2014 – Filed as Ex-99(p)(14) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(15)	DDJ Capital Management, LLC Code of Ethics dated 10/10/13 – Filed as Ex-99(d)(p)(15) on 02/27/2014 (Accession No. 0000898745-14-000071)

	(16)	Dimensional Fund Advisors Code of Ethics dated 03/01/2013 – Filed as Ex-99(p)(16) on 12/27/2013 (Accession No. 0000898745-13-000816)

	(17)	Edge Asset Management Code of Ethics dated 08/30/2012 – Filed as Ex-99(p)(16) on 12/13/2012 (Accession No. 0001144204-12-067870)

	(18)	Emerald Advisers Inc. Code of Ethics dated 12/17/2012 – Filed as Ex-99-(p)(17) on 02/28/2013 (Accession No. 0000898745-13-000071)

	(19)	Finisterre Capital LLP Code of Ethics dated 10/02/2013 – Filed as Ex-99(p)(19) on 12/27/2013 (Accession No. 0000898745-13-000816)

	(20)	Goldman Sachs Code of Ethics dated 11/17/2010 – Filed as Ex-99(p)(17) on 10/12/2011 (Accession No. 0000898745-11-000711)

	(21)	Graham Capital Management, L.P. Code of Ethics dated 07/2013 – Filed as Ex-99(p)(21) on 03/28/2014 (Accession No. 0000898745-14-000513)

(22)	Guggenheim Partners Investment Management, LLC Code of Ethics dated 05/2014 – Filed as Ex-99(p)(22) on 06/20/2014 (Accession No. 0000898745-14-000687)

(23)	Jennison Code of Ethics dated 10/31/2013 – Filed as Ex-99(d)(p)(23) on 02/27/2014 (Accession No. 0000898745-14-000071)

(24)	JP Morgan Code of Ethics dated 07/11/2014 – Filed as Ex-99(p)(24) on 09/26/2014 (Accession No. 0000898745-14-000909)

(25)	Loomis, Sayles & Company L.P. Code of Ethics dated 10/16/2013 – Filed as Ex-99(d)(p)(25) on 02/27/2014 (Accession No. 0000898745-14-000071)

(26)	Los Angeles Capital Management and Equity Research, Inc. Code of Ethics dated 09/06/2013 – Filed as Ex-99(p)(27) on 12/27/2013 (Accession No. 0000898745-13-000816)

(27)	Neuberger Berman Code of Ethics dated 09/2011 – Filed as Ex-99(p)(26) on 12/30/2011 (Accession No. 0001144204-11-072069)

(28)	Origin Asset Management, LLP Code of Ethics dated 05/2013 – Filed as Ex-99(p)(30) on 05/29/2014 (Accession No. 0000898745-14-000592)

(29)	Pictet Asset Management SA Code of Ethics dated 07/2013 – Filed as Ex-99(d)(p)(30) on 02/27/2014 (Accession No. 0000898745-14-000071)

(30)	Post Advisory Group, LLC Code of Ethics dated 06/2014 – Filed as Ex-99(p)(32) on 09/26/2014 (Accession No. 0000898745-14-000909)

(31)
Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Management Corporation, Principal Financial Advisors, Inc., and Principal Funds Distributor Code of Ethics dated 03/31/2014 – Filed as Ex-99(p)(33) on 06/27/2014 (Accession No. 0000898745-14-000698)

(32)	Principal Global Investors/Principal Real Estate Investors Code of Ethics dated 10/01/2013 – Filed as Ex-99(p)(34) on 04/04/2014 (Accession No. 0000898745-14-000530)

(33)	Robert W. Baird & Co. Inc. Code of Ethics dated 08/21/2014 – Filed as Ex-99(p)(35) on 11/24/2014 (Accession No. 0000898745-14-001065)

(34)	Sawgrass Asset Management LLC Code of Ethics dated 08/2013 – Filed as Ex-99(p)(36) on 12/29/2014 (Accession No. 000898745-14-001274)

(35)	Spectrum Code of Ethics dated 2011 – Filed as Ex-99(p)(33) on 02/28/2012 (Accession No. 0001144204-12-011673)

(36)	Stone Harbor Investment Partners LP Code of Ethics dated 03/2011 – Filed as Ex-99(p)(34) on 05/11/2012 (Accession No. 0001144204-12-028046)

(37)	Symphony Asset Management LLC (wholly owned subsidiary of Nuveen Investments, Inc.) Code of Ethics dated 01/2013 – Filed as Ex-99(p)(38) on 10/31/2013 (Accession No. 0000898745-13-000729)

(38)	T. Rowe Price Code of Ethics dated 07/01/2014 – Filed as Ex-99(p)(39) on 09/26/2014 (Accession No. 0000898745-14-000909)

(39)	Tortoise Capital Advisors LLC Code of Ethics dated 05/28/2014 – Filed as Ex-99(p)(40) on 09/26/2014 (Accession No. 0000898745-14-000909)

(40)	Vaughan-Nelson Code of Ethics dated 02/21/14 – Filed as Ex-99(p)(41) on 06/20/2014 (Accession No. 0000898745-14-000687)

(41)	W. H. Reaves Code of Ethics dated 07/18/2011 – Filed as Ex-99(p)(40) on 02/28/2012 (Accession No. 0001144204-12-011673)

(42)	Wellington Management Code of Ethics dated 08/01/2013 – Filed as Ex-99(p)(45) on 10/31/2013 (Accession No. 0000898745-13-000729)

(43)	Westwood Management Corporation Code of Ethics dated 07/18/2013 – Filed as Ex-99(p)(46) on 12/27/2013 (Accession No. 0000898745-13-000816)

	(44)	William Blair & Company L.L.C. Code of Ethics dated 04/29/2014 – Filed as Ex-99(p)(45) on 09/26/2014 (Accession No. 0000898745-14-000909)

	(45)	York Capital Management Global Advisors, LLC Code of Ethics dated 01/2014 – Filed as Ex-99(p)(46) on 06/20/2014 (Accession No. 0000898745-14-000687)

*	Filed herein.
**	To be filed by amendment.

Item 29.    Persons Controlled by or Under Common Control with Registrant
The Registrant does not control and is not under common control with any person.
Item 30.    Indemnification
Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:
(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.    Was committed in bad faith; or
2.    Was the result of active and deliberate dishonesty; or
(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or
(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.
The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant's agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business or Other Connections of Investment Adviser
Principal Management Corporation ("PMC") serves as investment adviser and administrator for Principal Variable Contracts Funds, Inc. ("PVC") and Principal Funds, Inc. ("PFI"). PVC and PFI are funds sponsored by Principal Life Insurance Company. PMC also provides the investment committee of Principal Trust Company (“PTC”), a member of the Principal Financial Group, advisory services relating to PTC's collective investment trusts.
A complete list of the officers and directors of the investment adviser, PMC, are set out below along with other employment with which that person has been engaged. This list includes some of the same people (designated by an *), who serve as officers and directors of the Registrant. For these people, the information as set out in the Statement of Additional Information (See Part B) under the caption "Management Incorporation" is incorporated by reference.

NATURE OF RELATIONSHIP
	NAME & OFFICE		(INVESTMENT ADVISER
	WITH	OTHER COMPANY & PRINCIPAL	OFFICER'S OFFICE WITH
	INVESTMENT ADVISER	BUSINESS ADDRESS	OTHER COMPANY)

	Patricia A. Barry	Principal Life Insurance Company (1)	Counsel/Assistant Corporate
	Assistant Secretary		Secretary

*	Michael J. Beer	Principal Life Insurance Company (1)	See Part B
President/Chief Executive Officer
and Director

*	Tracy W. Bollin	Principal Funds Distributor, Inc. (2)	See Part B
	Chief Financial Officer and	and Princor Financial Services
	Director	Corporation (1)

*	David J. Brown	Principal Life Insurance Company (1)	See Part B
Senior Vice President

*	Teresa M. Button	Principal Life Insurance Company (1)	See Part B
Vice President and Treasurer

	Gregory B. Elming	Principal Life Insurance Company (1)	Senior Vice President and
	Director		Chief Risk Officer

*	Nora M. Everett	Principal Life Insurance Company (1)	See Part B
Chairman of the Board

	Stephen G. Gallaher	Principal Life Insurance Company (1)	Assistant General Counsel
Assistant General Counsel and
Assistant Secretary

*	Ernest H. Gillum	Principal Life Insurance Company (1)	See Part B
Vice President and Chief
Compliance Officer

	Kelly A. Grossman	Principal Life Insurance Company (1)	Portfolio Investment Strategist
Vice President

	Patrick A. Kirchner	Principal Life Insurance Company (1)	Assistant General Counsel
Assistant General Counsel

*	Jennifer A. Mills	Principal Life Insurance Company (1)	See Part B
Counsel

*	Layne A. Rasmussen	Principal Life Insurance Company (1)	See Part B
Vice President and
Controller - Principal Funds

	Karen E. Shaff	Principal Life Insurance Company (1)	Executive Vice President,
	Executive Vice President,		General Counsel & Secretary

NATURE OF RELATIONSHIP
	NAME & OFFICE		(INVESTMENT ADVISER
	WITH	OTHER COMPANY & PRINCIPAL	OFFICER'S OFFICE WITH
	INVESTMENT ADVISER	BUSINESS ADDRESS	OTHER COMPANY)

General Counsel and Secretary

*	Adam U. Shaikh	Principal Life Insurance Company (1)	See Part B
Counsel

	Randy L. Welch	Principal Financial Advisors, Inc. (1)	President
Senior Vice President

*	Dan L. Westholm	Principal Financial Advisors, Inc. (1)	See Part B
Assistant Vice President/Treasury

	(1)	Des Moines, IA 50392

	(2)	1100 Investment Boulevard
El Dorado Hills, CA 95762-5710

Item 32.    Principal Underwriters

(a)
Principal Funds Distributor, Inc. ("PFD") acts as principal underwriter for Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. PFD also serves as the principal underwriter for certain variable contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A. PFD also serves as the principal underwriter for certain variable contracts issued by American General Life Insurance Company and The United States Life Insurance Company in the City of New York, through their respective separate accounts.

(b) (1)	(2)	(3)
Positions and offices
Name and principal	with principal	Positions and Offices
business address	underwriter (PFD)	with the Fund

Phillip J. Barbaria	Chief Compliance Officer and	None
Principal Funds Distributor, Inc. (2)	AML Officer

Patricia A. Barry	Assistant Secretary	None
The Principal Financial Group (1)

Michael J. Beer	Executive Vice President	President, Chief Executive Officer
The Principal Financial Group (1)		and Director

Tracy W. Bollin	Chief Financial Officer	Chief Financial Officer
The Principal Financial Group (1)

David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal Financial Group (1)

Jill R. Brown	President and Director	None
The Principal Financial Group (2)

Teresa M. Button	Vice President and Treasurer	Treasurer
The Principal Financial Group (1)

Gregory B. Elming	Director	None
The Principal Financial Group (1)

Nora M. Everett	Chairman of the Board	Chair
The Principal Financial Group (1)

Cary Fuchs	Senior Vice President	None
Principal Funds Distributor, Inc. (2)

Stephen G. Gallaher	Assistant General Counsel and	None
The Principal Financial Group (1)	Assistant Secretary

Timothy A. Hill	Senior Vice President – Distribution	None
Principal Funds Distributor, Inc. (2)	and National Sales Manager

Timothy J. Minard	Director	None
The Principal Financial Group (1)

Kevin J. Morris	Senior Vice President and	None
Principal Funds Distributor, Inc. (2)	Chief Marketing Officer

Karen E. Shaff	Executive Vice President, General	None
The Principal Financial Group (1)	Counsel and Secretary

Dan L. Westholm	Assistant Vice President/Treasury	Assistant Treasurer
The Principal Financial Group (1)

(1)	Des Moines, IA 50392

(2)	1100 Investment Boulevard
El Dorado Hills, CA 95762-5710

(c)    N/A.
Item 33.    Location of Accounts and Records
Accounts, books and other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser: 655 9th Street, Des Moines, Iowa 50392.
Item 34.    Management Services
N/A.
Item 35.    Undertakings
N/A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 26th day of February, 2015.

Principal Funds, Inc. (Registrant) /s/ M. J. Beer _____________________________________ M. J. Beer President and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ M. J. Beer __________________________ M. J. Beer	President and Chief Executive Officer (Principal Executive Officer)	February 26, 2015

/s/ T. W. Bollin __________________________ T. W. Bollin	Chief Financial Officer (Principal Financial Officer)	February 26, 2015

/s/ L. A. Rasmussen __________________________ L. A. Rasmussen	Vice President and Controller (Controller)	February 26, 2015

(E. Ballantine)* __________________________ E. Ballantine	Director	February 26, 2015

(L. T. Barnes)* __________________________ L. T. Barnes	Director	February 26, 2015

(C. Damos)* __________________________ C. Damos	Director	February 26, 2015

(N. M. Everett)* __________________________ N. M. Everett	Chair	February 26, 2015

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	February 26, 2015

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	February 26, 2015

(T. Huang)* __________________________ T. Huang	Director	February 26, 2015

(W. C. Kimball)* __________________________ W. C. Kimball	Director	February 26, 2015

(K. McMillan)* __________________________ K. McMillan	Director	February 26, 2015

(D. Pavelich)* __________________________ D. Pavelich	Director	February 26, 2015

* Pursuant to Power of Attorney Previously Filed as Ex-99(j)(3) on 12/29/2014 (Accession No. 0000898745-14-001274)